EXECUTION COPY

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                         POOLING AND SERVICING AGREEMENT
                            Dated as of June 1, 1997



                              LASALLE NATIONAL BANK
                              ---------------------
                                    (Trustee)



                                SUPERIOR BANK FSB
                                -----------------
                                   (Depositor)



                                       and



                             LEE SERVICING COMPANY,
                         A DIVISION OF SUPERIOR BANK FSB
                         -------------------------------
                                   (Servicer)



                         AFC Mortgage Loan Asset Backed
                           Certificates, Series 1997-2




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
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                               TABLE OF CONTENTS

                                   ARTICLE I
                                  DEFINITIONS................................................. 2

                                  ARTICLE II

                                  SALE AND CONVEYANCE OF THE TRUST FUND....................... 40
Section 2.01      Sale and Conveyance of Trust Fund; Priority and Subordination of
                  Ownership Interests......................................................... 40
Section 2.02      Possession of Mortgage Files................................................ 40
Section 2.03      Books and Records........................................................... 40
Section 2.04      Delivery of Mortgage Loan Documents......................................... 41
Section 2.05      Acceptance by Trustee of the Trust Fund; Certain Substitutions;
                  Certification by Trustee.................................................... 44
Section 2.06      [Reserved].................................................................. 47
Section 2.07      Execution of Certificates................................................... 47
Section 2.08      Fees and Expenses of the Trustee............................................ 47
Section 2.09      Application of Principal and Interest....................................... 47
Section 2.10      Conveyance of the Subsequent Mortgage Loans................................. 47

                                  ARTICLE III

                                  REPRESENTATIONS AND WARRANTIES.............................. 52
Section 3.01      Representations of the Depositor............................................ 52
Section 3.02      Individual Mortgage Loans................................................... 54
Section 3.03      Purchase and Substitution................................................... 63

                                  ARTICLE IV

                                  THE CERTIFICATES............................................ 66
Section 4.01      The Certificates............................................................ 66
Section 4.02      Registration of Transfer and Exchange of Certificates....................... 66
Section 4.03      Mutilated, Destroyed, Lost or Stolen Certificates........................... 71
Section 4.04      Persons Deemed Owners....................................................... 71
Section 4.05      Information Reports to be Filed by the Servicer............................. 71

                                   ARTICLE V

                                  ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS.......... 72
Section 5.01      Duties of the Servicer...................................................... 72
Section 5.02      Liquidation of Mortgage Loans............................................... 74
Section 5.03      Establishment of Principal and Interest Accounts; Deposits in
                  Principal and Interest Accounts............................................. 75
Section 5.04      Permitted Withdrawals From the Principal and Interest Account............... 76

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                                                                                              ----
Section 5.05      Payment of Property Taxes, Insurance and Other Charges.......................78
Section 5.06      Transfer of Accounts; Monthly Statements.....................................78
Section 5.07      Maintenance of Hazard Insurance..............................................78
Section 5.08      Maintenance of Mortgage Impairment Insurance Policy..........................79
Section 5.09      Fidelity Bond................................................................80
Section 5.10      Title, Management and Disposition of REO Property............................80
Section 5.11      Right to Repurchase Defaulted Mortgage Loans.................................83
Section 5.12      Collection of Certain Mortgage Loan Payments.................................83
Section 5.13      Access to Certain Documentation and Information Regarding the
                    Mortgage Loans.............................................................84
Section 5.14      Superior Liens...............................................................84
Section 5.15.     Environmental Matters........................................................84
Section 5.16      Acknowledgment of Duties and Obligations.....................................85

                                  ARTICLE VI

                                  PAYMENTS TO THE CERTIFICATEHOLDERS...........................86
Section 6.01      Establishment of Certificate Account; Deposits in Certificate Account........86
Section 6.02      Permitted Withdrawals from Certificate Account...............................86
Section 6.03      Establishment of Trustee Expense Account; Deposits in Trustee
                  Expense Account; Permitted Withdrawals from Trustee Expense Account..........87
Section 6.04      Payment of Monthly Premium to Certificate Insurer............................88
Section 6.05      Investment of Accounts.......................................................89
Section 6.06      Priority and Subordination of Distributions..................................90
Section 6.07      Insufficiency of Amount Available or Net Excess Amount Available............103
Section 6.08      Statements..................................................................104
Section 6.09      Advances by the Servicer....................................................108
Section 6.10      Compensating Interest and Supplemental Interest.............................109
Section 6.11      [Reserved]..................................................................109
Section 6.12      Pre-Funding Account.........................................................109
Section 6.13      Interest Coverage Account...................................................110
Section 6.14      Reserve Account.............................................................112
Section 6.15      Supplemental Interest Account...............................................113
Section 6.16      Compliance with Withholding Requirements....................................114

                                  ARTICLE VII

                                  GENERAL SERVICING PROCEDURE.................................115
Section 7.01      Assumption Agreements.......................................................115
Section 7.02      Satisfaction of Mortgages and Release of Mortgage Files.....................115
Section 7.03      Servicing Compensation......................................................117
Section 7.04      Annual Statement as to Compliance...........................................117

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                                                                                             Page
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
Section 7.05      Annual Independent Public Accountants' Servicing Report and
                  Comfort Letter..............................................................118
Section 7.06      Certificateholder's, Trustee's and Certificate Insurer's Right to
                  Examine Servicer Records....................................................118
Section 7.07      Reports to the Trustee; Principal and Interest Account Statements...........118

                                 ARTICLE VIII

                                  REPORTS TO BE PROVIDED BY SERVICER..........................119
Section 8.01      Financial Statements........................................................119

                                  ARTICLE IX

                                  THE SERVICER................................................120
Section 9.01      Indemnification; Third Party Claims.........................................120
Section 9.02      Merger or Consolidation of the Depositor and the Servicer...................121
Section 9.03      Limitation on Liability of the Servicer and Others..........................121
Section 9.04      Servicer Not to Resign......................................................121
Section 9.05      Representations of the Servicer.............................................122
Section 9.06      Accounting Upon Resignation or Termination of Servicer......................123

                                   ARTICLE X

                                  DEFAULT.....................................................125
Section 10.01     Events of Default...........................................................125
Section 10.02     Trustee to Act; Appointment of Successor....................................128
Section 10.03     Waiver of Defaults..........................................................130

                                  ARTICLE XI

                                  TERMINATION.................................................131
Section 11.01     Termination.................................................................131
Section 11.02     Additional Termination Requirements.........................................133
Section 11.03     Depositor's Right to Depositor's Yield Absolute.............................133

                                  ARTICLE XII

                                  THE TRUSTEE.................................................135
Section 12.01     Duties of Trustee...........................................................135
Section 12.02     Certain Matters Affecting the Trustee.......................................137
Section 12.03     Trustee Not Liable for Certificates or Mortgage Loans.......................138
Section 12.04     Trustee May Own Certificates................................................139
Section 12.05     Servicer to Pay Trustee's Fees and Expenses.................................139
Section 12.06     Eligibility Requirements for Trustee........................................139


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
Section 12.07     Resignation and Removal of the Trustee......................................140
Section 12.08     Successor Trustee...........................................................141
Section 12.09     Merger or Consolidation of Trustee..........................................141
Section 12.10     Appointment of Co-Trustee or Separate Trustee...............................142
Section 12.11     Tax Returns.................................................................143
Section 12.12     Appointment of Custodians...................................................143
Section 12.13     Trustee May Enforce Claims Without Possession of Certificates...............143
Section 12.14     Suits for Enforcement.......................................................143
Section 12.15     Control of Remedies by Certificate Insurer and Certificateholders...........144

                                 ARTICLE XIII

                               REMIC PROVISIONS...............................................145
Section 13.01     REMIC Administration........................................................145
Section 13.02     Prohibited Transactions and Activities......................................148
Section 13.03     Servicer and Trustee Indemnification........................................148

                                  ARTICLE XIV

                           MISCELLANEOUS PROVISIONS...........................................149
Section 14.01     Acts of Certificateholders..................................................149
Section 14.02     Amendment...................................................................149
Section 14.03     Recordation of Agreement....................................................150
Section 14.04     Duration of Agreement.......................................................150
Section 14.05     Governing Law...............................................................150
Section 14.06     Notices.....................................................................150
Section 14.07     Severability of Provisions..................................................151
Section 14.08     No Partnership..............................................................151
Section 14.09     Counterparts................................................................152
Section 14.10     Successors and Assigns......................................................152
Section 14.11     Headings....................................................................152
Section 14.12     The Certificate Insurer.....................................................152
Section 14.13     Paying Agent................................................................152
Section 14.14     Actions of Certificateholders...............................................153
Section 14.15     Grant of Security Interest..................................................154


EXHIBIT A         CONTENTS OF MORTGAGE FILE
EXHIBIT B-1       FORM OF CLASS 1A CERTIFICATE
EXHIBIT B-2       FORM OF CLASS 2A CERTIFICATE
EXHIBIT B-3       FORM OF CLASS R CERTIFICATE
EXHIBIT B-4       FORM OF REVERSE OF CERTIFICATE
EXHIBIT C         PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

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EXHIBIT D         RESALE CERTIFICATION
EXHIBIT E         ASSIGNMENT
EXHIBIT E(1)      WIRING INSTRUCTIONS FORM
EXHIBIT F         FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT F-1       FORM OF TRUSTEE INTERIM CERTIFICATION
EXHIBIT G         FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT H-1       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1
EXHIBIT H-2       MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2
EXHIBIT I         REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT J         TRANSFER AFFIDAVIT
EXHIBIT J-1       FORM OF TRANSFER CERTIFICATE
EXHIBIT K         SPECIAL POWER OF ATTORNEY
EXHIBIT L         CUSTODIAL AGREEMENT
EXHIBIT M         FORM OF LIQUIDATION REPORT
EXHIBIT N         FORM OF DELINQUENCY REPORT
EXHIBIT O         CERTIFICATE INSURANCE POLICY
EXHIBIT P         PRINCIPAL PAYMENT TABLES
EXHIBIT Q         FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO
                  TRUSTEE
EXHIBIT R         PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
EXHIBIT S         MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT
EXHIBIT T         SUBSEQUENT TRANSFER INSTRUMENT
EXHIBIT U         FORM OF ADDITION NOTICE

EXHIBIT V         OFFICER'S CERTIFICATE

EXHIBIT W         FORM OF AGREEMENT OF APPOINTMENT AND ACCEPTANCE
                  OF SEPARATE TRUSTEE

     Agreement dated as of June 1, 1997, among LaSalle National Bank, as trustee (the "Trustee"), Superior Bank FSB, as depositor (the "Depositor"), and Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer").

                              PRELIMINARY STATEMENT

     In order to facilitate the servicing of certain Mortgage Loans by the Servicer, the Servicer and the Depositor are entering into this Agreement with the Trustee. The Depositor is transferring the Sub-Pool 1 Mortgage Loans and Sub-Pool 2 Mortgage Loans to the Trustee for the benefit of the Certificateholders under this Agreement, pursuant to which seven classes of Certificates are being issued on the Closing Date, denominated on the face thereof as AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R, respectively.

     The Class 1A, Class 2A and the Class R Certificates represent, in the aggregate, a 100% undivided ownership interest in the Mortgage Loans and all proceeds thereof due after the Cut-off Date with respect to the Initial Mortgage Loans and due after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield). The Sub-Pool 1 Initial Mortgage Loans have an aggregate outstanding principal balance of $94,729,249.31 as of the Cut-off Date, and the Sub-Pool 2 Initial Mortgage Loans have an aggregate outstanding principal balance of $119,164,842.18 as of the Cut-off Date, after application of payments received by the Depositor on or before such date. The aggregate outstanding principal balance of both Sub-Pools is $213,894,091.49 as of the Cut-off Date. Sub- Pool 1 consists of fixed rate mortgage loans and Sub-Pool 2 consists of adjustable rate mortgage loans. The Class 1A-1 Certificates will have a variable pass-through rate, the Class 1A-2 Certificates have a fixed Class 1A-2 Pass-Through Rate of 6.67% per annum, the Class 1A-3 Certificates have a fixed Class 1A-3 Pass-Through Rate of 6.76% per annum, the Class 1A-4 Certificates have a fixed Class 1A-4 Pass-Through Rate of 7.04% per annum and the Class 1A-5 Certificates have a fixed Class 1A-5 Pass-Through Rate of 6.97% per annum. The Class 2A Certificates will have a variable pass-through rate. As provided herein, the Class R Certificates are subordinate to the Class A Certificates. As provided herein, the Servicer will make an election that the segregated pool of assets subject to this Agreement, including the Mortgage Loans, be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC"). The Class 1A-1, Class 1A-2, Class 1A-3 and Class 2A Certificates will be "regular interests", the Class 1A-4 and Class 1A-5 (exclusive of the right to receive Supplemental Interest) will be "regular interests" and the Class R Certificates will be the sole Class of "residual interests" in such REMIC.

     The parties hereto agree as follows:

     [Intentionally Left Blank]

                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to the Trust Fund consisting of Sub-Pool 1 and Sub-Pool 2, evidenced by AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R. All calculations of interest pursuant to this Agreement, unless otherwise specified, are based on a 360-day year consisting of twelve 30-day months.

     ACCOUNT: Any of the Certificate Accounts, Trustee Expense Accounts, Interest Coverage Accounts, Reserve Accounts, Principal and Interest Accounts, Pre-Funding Accounts or Supplemental Interest Accounts established by the Trustee and held in trust by the Trustee for the Certificateholders. The Trustee's obligation to establish and maintain the Accounts is not delegable, except with respect to the Principal and Interest Accounts.

     ACCRUAL PERIOD: With respect to the Class 1A-1 and Class 2A Certificates and with respect to any Remittance Date other than the July 1997 Remittance Date, the period commencing on the immediately preceding Remittance Date and ending on the day immediately preceding such Remittance Date. With respect to the July 1997 Remittance Date, the period commencing on the Closing Date and ending on the day immediately preceding the July 1997 Remittance Date.

     ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.10 of this Agreement, a notice, substantially in the form of Exhibit U, which shall be given not later than two Business Days prior to the related Subsequent Transfer Date, of the Depositor's designation of Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Mortgage Loans.

     ADDITIONAL PRINCIPAL: With respect to the Class 1A or Class 2A Certificates and any Remittance Date, an amount equal to the lesser of (i) the amount necessary to reduce the related Class 1A or Class 2A Principal Balance so that the Overcollateralization Amount for the related Sub-Pool equals the related Required Overcollateralization Amount for such Sub-Pool and (ii) the sum of (a) the Remaining Net Excess Spread for such Sub-Pool, (b) the Available Transfer Cashflow for such Sub-Pool and (c) the Net Excess Principal for such Sub-Pool.

     ADJUSTMENT DATE: With respect to each Sub-Pool 2 Mortgage Loan, a date on which the Mortgage Rate may adjust, as provided in the related Mortgage Note.

     ADVERSE REMIC EVENT: As defined in Section 13.01(f).

     AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or

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indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     AMOUNT AVAILABLE: With respect to any Sub-Pool and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Sub-Pool (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04), (ii) the Excess Spread with respect to such Sub-Pool for such Remittance Date, (iii) if an Available Funds Shortfall exists in such Sub-Pool, (a) first, the Net Excess Spread from the other Sub-Pool, to the extent of such Available Funds Shortfall, (b) second, the Excess Principal from the other Sub-Pool, to the extent of any remaining Available Funds Shortfall and (c) third, any amounts in respect of any remaining Available Funds Shortfall withdrawn from the related Reserve Account and deposited in the related Certificate Account, (iv) (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required Overcollateralization Amount for such Sub-Pool and (b) second, the Net Excess Principal, to the extent necessary to reach the Required Overcollateralization Amount for such Sub-Pool and (v) any Insured Payments with respect to such Sub-Pool.

     AMOUNTS HELD FOR FUTURE DISTRIBUTION: With respect to any Sub-Pool and as to any Remittance Date, the aggregate amount held in the Principal and Interest Account with respect to such Sub-Pool on account of all Monthly Payments, or portions thereof, received in respect of scheduled principal and interest due after the Due Period related to such Remittance Date for application on the scheduled Due Date at the request of the Mortgagor.

     ANNUAL TRUSTEE EXPENSE AMOUNT: As of each Remittance Date, with respect to each Mortgage Loan, an amount equal to one-twelfth of the product of 0.03% multiplied by the related Principal Balance.

     APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less.

     ASSIGNMENT OF LEASES: With respect to any Mortgaged Property related to the Multifamily Loans and Sub-Pool 1 Mixed Use Loans, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the related Multifamily Loan or Sub-Pool 1 Mixed Use Loan assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property.

     ASSIGNMENT OF MORTGAGE: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

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     AUTHORIZED DENOMINATIONS: Each of the Class 1A and Class 2A Certificates
are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 or integral multiples of $1,000 in excess thereof (except that a single Certificate for each of the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 and Class 2A Certificates may be issued in a different amount which is less than the related minimum dollar denomination).

     AVAILABLE FUNDS SHORTFALL: With respect to any Sub-Pool and for a particular Remittance Date, the amount by which the Available Remittance Amount plus Excess Spread for such Sub-Pool is less than the Required Payments (other than in respect of the Class A Principal Remittance Amount after the related Cross-over Date) for such Sub-Pool.

     AVAILABLE PRINCIPAL AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of the amount described in the definition of Class A Principal Remittance Amount without giving effect to clause (a) thereof over the amount described in the definition of Class A Principal Remittance Amount, after giving effect to clause (a) thereof.

AVAILABLE REMITTANCE AMOUNT: With respect to each Sub-Pool and Remittance Date, the sum of the following: (i) the sum of all amounts described in clauses (i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including any amounts paid by the Servicer or the Depositor and excluding any Excess Spread with respect to the related Sub-Pool, any related Amounts Held for Future Distribution, any amounts not required to be deposited in the related Principal and Interest Account pursuant to Section 5.03 and any amounts withdrawn by the Servicer pursuant to Section 5.04(ii), (iii), (vi) and
(vii) as of the related Determination Date) during the related Due Period and deposited into the related Certificate Account as of the related Determination Date, (ii) the amount of any Advances and Compensating Interest payments with respect to the related Sub-Pool remitted by the Servicer for such Remittance Date, (iii) with respect to the final Remittance Date in connection with the purchase of all the Mortgage Loans and REO Properties by the Servicer or Certificate Insurer, the Termination Price remitted by the Servicer and (iv) the amount of any Interest Coverage Addition with respect to the related Sub-Pool for such Remittance Date. No amount included in the computation of the Available Remittance Amount with respect to any Remittance Date by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

     AVAILABLE TRANSFER CASHFLOW: With respect to each Sub-Pool and for a particular Remittance Date, an amount equal to the Remaining Net Excess Spread for the other Sub-Pool remaining after the payment, if any, of Additional Principal on the Class A Certificates related to such other Sub-Pool.

     BALLOON MORTGAGE LOAN: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

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     BALLOON PAYMENT: With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

     BOOK-ENTRY CERTIFICATE: Any Class 1A or Class 2A Certificate registered in the name of the Depository or its nominee.

     BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are authorized or obligated by law or executive order to be closed; provided, however, that the Servicer shall provide the Trustee with a list of dates on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed and such list shall be revised annually thereafter and delivered to the Trustee prior to the expiration of the most recent list provided. Failure to provide such list shall not constitute an Event of Default; provided that the Trustee may rely on the most recently delivered list without further investigation.

     CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     CERTIFICATE: Any Class 1A-1 Certificate, Class 1A-2 Certificate, Class 1A-3 Certificate, Class 1A-4 Certificate, Class 1A-5 Certificate, Class 2A Certificate or Class R Certificate executed by the Trustee on behalf of the Trust Fund and authenticated by the Trustee, substantially in the applicable form annexed hereto as Exhibits B-1 through B-3.

     CERTIFICATE ACCOUNT: With respect to each Sub-Pool, as described in Section
6.01. With respect to Sub-Pool 1, the Certificate Account shall be known as the Sub- Pool 1 Certificate Account and with respect to Sub-Pool 2, the Certificate Account shall be known as the Sub-Pool 2 Certificate Account.

     CERTIFICATEHOLDER or HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Subservicer, or registered in the name of any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Depositor, the Servicer and any Subservicer shall provide to the Trustee a notice identifying any of their respective affiliates that is a Certificateholder as of the date(s) specified by the Trustee in such request. All references to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     CERTIFICATE INSURANCE POLICY: The certificate guaranty surety bond, policy number 97010355, dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates, pursuant to which the Certificate Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit O.

     CERTIFICATE INSURER: Financial Guaranty Insurance Company, a New York stock insurance corporation, or any successor thereof, as issuer of the Certificate Insurance Policy.

     CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

     CERTIFICATE REGISTER: As defined in Section 4.02.

     CERTIFICATE REGISTRAR: Initially, the Trustee, and thereafter, any successor appointed pursuant to Section 4.02.

     CLASS: Collectively, Certificates bearing the same numerical or alphabetical designation (1A, 1A-1, 1A-2, 1A-3, 1A-4, 1A-5, 2A or R).

     CLASS 1A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4 and Class 1A-5 Certificates possessing Voting Rights in excess of 51% in the aggregate.

     CLASS 1A CERTIFICATE: Either a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4 or Class 1A-5 Certificate.

     CLASS 1A CERTIFICATEHOLDER: A Holder of a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4 or Class 1A-5 Certificate.

     CLASS 1A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the sum of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 1A-3 Interest Remittance Amount, the Class 1A-4 Interest Remittance Amount and the Class 1A-5 Interest Remittance Amount.

     CLASS 1A-1 CERTIFICATE: A Certificate denominated as a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATE: A Certificate denominated as a Class 1A-2 Certificate.

     CLASS 1A-3 CERTIFICATE: A Certificate denominated as a Class 1A-3 Certificate.

     CLASS 1A-4 CERTIFICATE: A Certificate denominated as a Class 1A-4 Certificate.

     CLASS 1A-5 CERTIFICATE: A Certificate denominated as a Class 1A-5 Certificate.

     CLASS 1A-5 CERTIFICATE AMOUNT: As to any Remittance Date an amount equal to the product of (x) a fraction, the numerator of which is the Class 1A-5 Principal Balance immediately preceding such Remittance Date and the denominator of which is the aggregate Class 1A Principal Balance of all Class 1A Certificates immediately preceding such Remittance Date and (y) the Class A Principal Remittance Amount with respect to Sub-Pool 1 for such Remittance Date.

     CLASS 1A-1 CERTIFICATEHOLDER: A Holder of a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATEHOLDER: A Holder of a Class 1A-2 Certificate.

     CLASS 1A-3 CERTIFICATEHOLDER: A Holder of a Class 1A-3 Certificate.

     CLASS 1A-4 CERTIFICATEHOLDER: A Holder of a Class 1A-4 Certificate.

     CLASS 1A-5 CERTIFICATEHOLDER: A Holder of a Class 1A-5 Certificate.

     CLASS 1A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 1A-1 Pass-Through Rate for the Accrual Period on the Class 1A-1 Principal Balance.

     CLASS 1A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-2 Pass-Through Rate on the Class 1A-2 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-3 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-3 Pass-Through Rate on the Class 1A-3 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-4 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-4 REMIC Pass-Through Rate on the Class 1A-4 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-5 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, 30 days' interest at the Class 1A-5 REMIC Pass-Through Rate on the Class 1A-5 Principal Balance outstanding immediately prior to such Remittance Date.

     CLASS 1A-5 LOCKOUT PERCENTAGE: As to any Remittance Date occurring during the periods set forth below, an amount equal to as follows:

                                                                  Class 1A-5
   Period (dates inclusive)                                   Lockout Percentage
   ------------------------                                   ------------------
July 25, 1997-June 2000..................................            0%
July 2000-June 2002......................................           45%
July 2002-June 2003......................................           80%
July 2003-June 2004......................................          100%
July 2004 and thereafter.................................          300%

     CLASS 1A-5 LOCKOUT REMITTANCE AMOUNT: As to any Remittance Date, an amount equal to the product of (x) the Class 1A-5 Lockout Percentage and (y) the Class 1A-5 Certificate Amount for such Remittance Date.

     CLASS 1A-1 PASS-THROUGH RATE: As to any Remittance Date, the least of (i) One-Month LIBOR plus 0.12% per annum, (ii) the weighted average of the Mortgage Rates of the Sub-Pool 1 Mortgage Loans minus, with respect to Sub-Pool 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage and (iii) 10.50% per annum; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One- Month LIBOR plus 0.52% per annum. For purposes of calculating the Class 1A-1 Pass-Through Rate for any Remittance Date, because most of the Sub-Pool 1 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 1A-1 Certificates), the basis on which interest is computed on the Sub-Pool 1 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Sub-Pool 1 Mortgage Loans.

     CLASS 1A-2 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-2 Certificateholders which shall be equal to 6.67%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A-3 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-3 Certificateholders which shall be equal to 6.76%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A-4 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-4 Certificateholders which shall be equal to 7.04%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A-5 PASS-THROUGH RATE: The fixed annual rate of interest payable to the Class 1A-5 Certificateholders which shall be equal to 6.97%; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate shall be increased by 0.40% per annum.

     CLASS 1A PRINCIPAL BALANCE: With respect to the Class 1A Certificates and as of any date of determination, the Original Class 1A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and
(c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A Certificateholders in respect of principal pursuant to Sections 6.06(c)(A)(X)(xiii) through (xvii) and (C) all amounts previously distributed to the Class 1A Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-1 PRINCIPAL BALANCE: With respect to the Class 1A-1 Certificates and as of any date of determination, the Original Class 1A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and
(c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xiii) and (C) all amounts previously distributed to the Class 1A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-2 PRINCIPAL BALANCE: With respect to the Class 1A-2 Certificates and as of any date of determination, the Original Class 1A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and
(c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xiv) and (C) all amounts previously distributed to the Class 1A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-3 PRINCIPAL BALANCE: With respect to the Class 1A-3 Certificates and as of any date of determination, the Original Class 1A-3 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-3 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-3 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xv) and (C) all amounts previously distributed to the Class 1A-3 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-4 PRINCIPAL BALANCE: With respect to the Class 1A-4 Certificates and as of any date of determination, the Original Class 1A-4 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-4 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and
(c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-4 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xvi) and (C) all amounts previously distributed to the Class 1A-4 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-5 PRINCIPAL BALANCE: With respect to the Class 1A-5 Certificates and as of any date of determination, the Original Class 1A-5 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-5 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and
(c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-5 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(xvii) and (C) all amounts previously distributed to the Class 1A-5 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-4 REMIC PASS-THROUGH RATE: The annual rate of interest payable to the Class 1A-4 Certificateholders which shall be equal to the lesser of (i) the weighted average of the Mortgage Rates of the Sub-Pool 1 Mortgage Loans minus,
(a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense is calculated and (c) the Premium Percentage and (ii) 7.04%; provided, however that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (ii) shall be 7.44%.

     CLASS 1A-5 REMIC PASS-THROUGH RATE: The annual rate of interest payable to the Class 1A-5 Certificateholders which shall be equal to the lesser of (i) the weighted average of the Mortgage Rates of the Sub-Pool 1 Mortgage Loans minus,
(a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense is calculated and (c) the Premium Percentage and (ii) 6.97; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (ii) shall be 7.37%.

     CLASS 1A REMITTANCE AMOUNT: As of any Remittance Date, the sum of the Class A Remittance Amount with respect to the Class 1A-1 Certificates, the Class 1A-2 Certificates, the Class 1A-3 Certificates, the Class 1A-4 Certificates and the Class 1A-5 Certificates.

     CLASS 1A SUB-POOL FACTOR: As of any date of determination, the then applicable Class 1A Principal Balance divided by the Original Class 1A Principal Balance.

     CLASS 2A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 2A Certificates possessing Voting Rights in excess of 51% in the aggregate.

     CLASS 2A CERTIFICATE: A Certificate denominated as a Class 2A Certificate.

     CLASS 2A CERTIFICATEHOLDER: A Holder of a Class 2A Certificate.

     CLASS 2A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A Pass-Through Rate for the Accrual Period on the outstanding Class 2A Principal Balance.

     CLASS 2A PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) One-Month LIBOR plus 0.24% per annum and (ii) the weighted average of the Mortgage Rates of the Sub-Pool 2 Mortgage Loans minus, with respect to Sub-Pool 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated, (c) the Premium Percentage and (d) 0.50% per annum; provided, however, that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.64%. For purposes of calculating the Class 2A Pass-Through Rate for any Remittance Date, because most of the Sub-Pool 2 Mortgage Loans provide for the calculation of interest on a basis other than a 360-day year and the actual number of days elapsed (an "Actual/360 Basis") (which is the basis on which interest is calculated on the Class 2A Certificates), the basis on which interest is computed on the Sub-Pool 2 Mortgage Loans will be deemed adjusted to an Actual/360 Basis that will result in the same amount of interest being due as would be due using the method of computation of interest that is used to calculate interest on the Sub-Pool 2 Mortgage Loans.

     CLASS 2A PRINCIPAL BALANCE: With respect to the Class 2A Certificates and as of any date of determination, the Original Class 2A Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and
(c)(viii) of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A Certificateholders pursuant to the last paragraph of
Section 6.06(c).

     CLASS 2A REMITTANCE AMOUNT: As of any Remittance Date, the Class A Remittance Amount with respect to the Class 2A Certificates.

     CLASS 2A SUB-POOL FACTOR: As of any date of determination, the then applicable Class 2A Principal Balance divided by the Original Class 2A Principal Balance.

     CLASS A CARRY-FORWARD AMOUNT: With respect to either the Class 1A or Class 2A Certificates and as to any Remittance Date, the sum of (i) the amount, if any, by which (x) the related Class 1A or Class 2A Remittance Amount as of the immediately preceding Remittance Date exceeded (y) the amount of the actual distribution, exclusive of any related Insured Payments made to the related Classes of Class A Certificateholders, made pursuant to Sections 6.06(c)(A)(X)(i) through (xi) or pursuant to 6.06(c)(A)(Y)(i) through (xi), with respect to Sub-Pool 1, or pursuant to Sections 6.06(c)(B)(X)(i) and (ii) or pursuant to Sections 6.06(c)(B)(Y)(i) and (ii), with respect to Sub-Pool 2, on such immediately preceding Remittance Date and (ii) interest on the amount, if any, described in clause (i) above, to the extent that the amount in clause (i) represents Insured Payments made by the Certificate Insurer, at the weighted average of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 1A-3 Pass-Through Rate, the Class 1A-4 Pass-Through Rate and the Class 1A-5 Pass- Through Rate with respect to Sub-Pool 1, and the Class 2A Pass-Through Rate with respect to Sub-Pool 2 from such immediately preceding Remittance Date.

     CLASS A CERTIFICATE: A certificate denominated as a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 or Class 2A Certificate.

     CLASS A CERTIFICATEHOLDER: A Holder of a Class 1A Certificate or a Class 2A Certificate.

     CLASS A INTEREST REMITTANCE AMOUNT: Any of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 1A-3 Interest Remittance Amount, the Class 1A-4 Interest Remittance Amount, the Class 1A-5 Interest Remittance Amount or the Class 2A Interest Remittance Amount. For purposes of calculating the Supplemental Interest, the Class 1A-4 Interest Remittance Amount and the Class 1A-5 Interest Remittance Amount shall be determined using the Class 1A-4 Pass-Through Rate or Class 1A-5 Pass-Through Rate, as appropriate.

     CLASS A PASS-THROUGH RATE: As to any Remittance Date, any of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 1A-3 Pass-Through Rate, the Class 1A-4 Pass-Through Rate, the Class 1A-5 Pass-Through Rate or the Class 2A Pass-Through Rate.

     CLASS A PRINCIPAL BALANCE: As of any date of determination, the Class 1A Principal Balance, with respect to Sub-Pool 1, or the Class 2A Principal Balance, with respect to Sub-Pool 2.

     CLASS A PRINCIPAL REMITTANCE AMOUNT: With respect to a Sub-Pool and as to any Remittance Date (other than the Remittance Date described in the next succeeding sentence), the amount required to be distributed on such Remittance Date from available funds in respect of the related Class 1A or Class 2A Certificates, such amount being equal to the least of (a) that amount required to reach the Required Overcollateralization Amount with respect to such Sub-Pool, or thereafter, to maintain such Required Overcollateralization Amount on such Remittance Date, (b) the sum of (i) the related Class 1A or Class 2A Principal Balance immediately prior to such Remittance Date and (ii) the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments made by the Certificate Insurer with respect to the related Sub-Pool or interest accrued thereon in accordance with the definition of Class A Carry Forward Amount) and (c)(vii) below and (c) the sum of (i) each payment of principal received by the Servicer or any Sub-Servicer (exclusive of Curtailments, Principal Prepayments, the principal portion of Amounts Held for Future Distribution and amounts described in clause (c)(iii) hereof) during the related Due Period, including any Excess Payments; (ii) all Curtailments and all Principal Prepayments received by the Servicer during such related Due Period;
(iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period; (iv) an amount equal to the Unrecovered Class A Portion with respect to the related Sub-Pool; (v) the Class A Carry-Forward Amount with respect to the related Sub-Pool; (vi) (a) that portion of the purchase price (as indicated in Section 2.05(b)) actually received by the Trustee of any repurchased Mortgage Loan with respect to the related Sub-Pool which represents principal and (b) the principal portion of any Substitution Adjustments deposited in the Principal and Interest Account with respect to the related Sub-Pool as of the related Determination Date; (vii) any amounts recovered from the related Class 1A or Class 2A Certificateholders during the related Due Period that constituted a Monthly Payment on a related Mortgage Loan or an Advance with respect to the related Sub-Pool that was recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a Final Order; and (viii) the amount, if any, by which (a) the Class 1A or Class 2A Principal Balance with respect to the related Class 1A or Class 2A Certificates immediately prior to such Remittance Date minus the amounts to be distributed on such Remittance Date pursuant to clauses (c)(i), (ii), (iii) and
(iv) above and pursuant to Sections 6.06(c)(A)(X)(xiii) through (xvii) with respect to Sub-Pool 1 or Section 6.06(c)(B)(X)(iv) with respect to Sub-Pool 2 and applied to reduce the related Class 1A or Class 2A Principal Balance, exceeds (b) the related Scheduled Class A Principal Balance for such Remittance Date as set forth in the related Principal Payment Table. As to the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties pursuant to Section 11.01, the amount of principal required to be distributed on such Remittance Date from available funds in respect of the related Class A Certificates, such amount being equal to the amount described in clause (b) of the immediately preceding sentence with respect to such Remittance Date.

     CLASS A REMITTANCE AMOUNT: For any Class of Class A Certificates and as to any Remittance Date, the sum of (i) the related Class A Principal Remittance Amount and (ii) the related Class A Interest Remittance Amount.

     CLASS R CERTIFICATE: A Certificate denominated as a Class R Certificate.

     CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

     CLOSING DATE: June 25, 1997.

     CODE: The Internal Revenue Code of 1986.

     COMBINED LOAN-TO-VALUE RATIO OR CLTV: With respect to any Sub-Pool 1 Mortgage Loan, the sum of the original principal balance of such Sub-Pool 1 Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Sub-Pool 1 Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Sub-Pool 1 Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Sub-Pool 1 Mortgage Loan proceeds are used to purchase the Mortgaged Property.

     COMPENSATING INTEREST: As defined in Section 6.10.

     CROSS-OVER DATE: With respect to each Sub-Pool, the date on and after which the related Subordinated Amount is reduced to zero.

     CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of four times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

     CUSTODIAL AGREEMENT: The agreement for the retention of the Trustee's Mortgage Files initially in the form attached as Exhibit L.

     CUSTODIAN: The custodian appointed pursuant to a Custodial Agreement and
Section 12.12, which is not affiliated with the Servicer or the Depositor which initially shall be LaSalle National Bank.

     CUT-OFF DATE: June 1, 1997.

     CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the Cut-off Date.

     DEFINITIVE CERTIFICATES: As defined in Section 4.02(e).

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

     DELINQUENCY CALCULATION AMOUNT: With respect to any Determination Date and with respect to Sub-Pool 1, the sum of:

     (a) 5.375% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

     (b) 10.75% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

     (c) 21.5% of the aggregate Principal Balance of the Sub-Pool 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

     (d) without duplication of the amounts determined under clauses (a), (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Sub-Pool 1 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     With respect to any Determination Date and with respect to Sub-Pool 2, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Sub-Pool 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Sub-Pool 2 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     DELINQUENT: A Mortgage Loan is delinquent if any payment due thereon is not made by the close of business on the Due Date. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the close of business on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     DEPOSIT PREMIUM: As defined in the Insurance Agreement.

     DEPOSITOR: Superior Bank FSB, a federally chartered stock savings bank, and any successor thereto.

     DEPOSITOR'S YIELD: For each Mortgage Loan, the prepayment penalties and premiums collected on such Mortgage Loan. The Depositor's Yield is retained by the Depositor and is not part of the Trust Fund.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Class 1A and Class 2A Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: The 22nd day of each month (or if such day is not a Business Day, the immediately following Business Day but in no event fewer than two Business Days prior to the Remittance Date immediately following such 22nd day).

     DIRECTLY OPERATE: With respect to any REO Property relating to a Multifamily Loan or Sub-Pool 1 Mixed Use Loan, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund REMIC other than through an independent contractor; provided, however, that the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     DISQUALIFIED ORGANIZATION: Any of the following (i) the United States or any possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmer's cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of any ownership interest in a Residual Certificate by such Person may cause the Trust Fund REMIC or any Person having an ownership interest in any Class of Certificates, other than such Person, to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

     DUE PERIOD: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

     ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by and held up to the limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's and in one of the two highest short-term rating categories by S&P and the highest short term rating category by Moody's, and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

     EVENT OF DEFAULT: As described in Section 10.01.

     EVENT OF NONPAYMENT: An event of nonpayment shall occur with respect to each Sub-Pool and with respect to any Remittance Date if (i) on or prior to the related CrossOver Date, the amounts remitted by the Servicer and available to the Trustee pursuant to Sections 5.04(i), 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, plus the amount of any Net Excess Spread from the other Sub-Pool, plus the amount of any Excess Principal from the other Sub-Pool, plus any amounts on deposit in the related Reserve Account prior to the related Cross-Over Date, plus the amount to be paid pursuant to the last paragraph of
Section 6.06(c) (if any), will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount plus, without duplication, any Supplemental Interest due on such Remittance Date (exclusive of any related Class A Carry- Forward Amount representing amounts previously paid to the related Class A Certificateholders as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (ii) after the related Cross-Over Date, the related Available Remittance Amount remitted by the Servicer to the Trustee pursuant to Section 5.04(i) plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1, and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2, the amounts remitted by the Servicer to the Trustee pursuant to Sections 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount plus, without duplication, any Supplemental Interest due on such Remittance Date (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders, as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (iii) the sum of all Realized Losses with respect to such Sub-Pool since the Closing Date exceeds 75% of the related Subordinated Amount as of August 25, 1997.

     EXCESS PAYMENTS: With respect to a Due Period, any principal amounts received on a Mortgage Loan in excess of the principal amount included in the Monthly Payment due on the Due Date in such Due Period which does not constitute either a Curtailment or a Principal Prepayment.

     EXCESS PRINCIPAL: With respect to any Sub-Pool and for a particular Remittance Date, the lesser of (i) the portion, if any, of the Available Principal Amount for such Sub-Pool that is not required to be included in the related Class A Principal Remittance Amount for such Sub-Pool for such Remittance Date as a result of the application of clause (a) of the definition of Class A Principal Remittance Amount and (ii) the amount of such portion described in clause (i) remaining after the application of the related Available Remittance Amount to cover the Required Payments for such Sub-Pool.

     EXCESS PROCEEDS: With respect to any Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property) that became a Liquidated Mortgage Loan during any Due Period, the excess, if any, of
(a) the total Net Liquidation Proceeds received in respect thereof during such Due Period, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Rate from the date through which interest was last paid by the Mortgagor or advanced by the Servicer to but not including the Due Date in such Due Period.

     EXCESS SPREAD: With respect to Sub-Pool 1 and for a particular Remittance Date, the sum of (a) the excess of (x) all payments received or advanced on account of interest on the Sub-Pool 1 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 1A Interest Remittance Amount for such Remittance Date, (ii) the Sub-Pool 1 Annual Trustee Expense Amount for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the July 25, 1997 and August, 1997 Remittance Dates, Excess Spread shall also include an amount with respect to the Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Sub-Pool 1 Interest Coverage Account by the Depositor on the Closing Date.

     With respect to Sub-Pool 2 and for a particular Remittance Date, the sum of
(a) the excess of (x) all payments received or advanced on account of interest on the Sub-Pool 2 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 2A Interest

Remittance Amount for such Remittance Date, (ii) the Sub-Pool 2 Annual Trustee Expense Amount for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the July 25, 1997 and August 25, 1997 Remittance Dates, Excess Spread shall also include an amount with respect to the Pre- Funded Amounts to be determined by the Certificate Insurer and deposited into the Sub-Pool 2 Interest Coverage Account by the Depositor on the Closing Date.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     FIDELITY BOND: As described in Section 5.09.

     FINAL ORDER: As defined in Section 6.06(b).

     FIRST LIEN: With respect to any Sub-Pool 1 Mortgage Loan which is secured by a second priority lien, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority lien.

     FNMA: The Federal National Mortgage Association and any successor thereto.

     FNMA LOAN: Any Mortgage Loan originated substantially in accordance with FNMA and FHLMC underwriting guidelines in effect on the date the Mortgage Loan was originated.

     FUNDING PERIOD: With respect to each Sub-Pool, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is zero or (b) the close of business on August 22, 1997.

     GROSS MARGIN: With respect to each Sub-Pool 2 Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the related Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the related Mortgage Loan Schedule.

     INDEX: With respect to the Sub-Pool 2 Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being either (i) the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as published in the Federal Reserve Statistical Release H.15 (519), as most recently announced as of a date 45 days preceding such Mortgage Loan's Adjustment Date (the "One-Year Treasury Index") or (ii) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market as published in The Wall Street Journal "Money Rates" table, and as most recently available as of the date 45 days before such Mortgage Loan Adjustment Date if such date falls on a Friday or, if such date does not fall on a Friday, then as most recently available as of the Friday immediately preceding the date 45 days before each such Mortgage Loan Adjustment Date (the "Six-Month LIBOR Index"). If the applicable Index becomes unavailable, the Servicer, on behalf of the Trustee, will select an alternative index for mortgage loans on single family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.

     INDEPENDENT PERSON: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor or the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof solely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

     INITIAL ADJUSTMENT DATE: With respect to each Sub-Pool 2 Mortgage Loan, the first adjustment date following the origination of such Mortgage Loan.

     INITIAL MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

     INITIAL MORTGAGE LOAN: A Mortgage Loan assigned and transferred to the Trustee on the Closing Date.

     INITIAL MORTGAGE LOANS: Collectively, the Initial Mortgage Loans.

     INITIAL RESERVE ACCOUNT DEPOSIT: With respect to each Sub-Pool, the amount, if any, deposited by the Depositor in the related Reserve Account on the Closing Date pursuant to Section 6.14, which amount is $0.00 for Sub-Pool 1, and $0.00 for Sub-Pool 2.

     INSURANCE AGREEMENT: The agreement dated as of the Closing Date by and among the Certificate Insurer, the Depositor, the Servicer and the Trustee, as amended from time to time by the parties thereto, relating to, among other things, the Premium Percentage.

     INSURANCE PROCEEDS: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with customary first and second mortgage servicing procedures in the case of Sub-Pool 1 Mortgage Loans and customary first mortgage servicing procedures in the case of Sub-Pool 2 Mortgage Loans.

     INSURED PAYMENT: With respect to each Sub-Pool and as of each Remittance Date, the amount, if any, by which (1) the related Class A Remittance Amount (excepting clause (c)(vi) of the definition of Class A Principal Remittance Amount to the extent such amount is due but not paid by the Depositor) exceeds
(2) the sum of (a) the related Available Remittance Amount (minus the related Monthly Premium withdrawable from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i)), plus (b) (I), if such Remittance Date is prior to the related Cross-Over Date, the lower of (X) the Excess Spread deposited into the related Certificate Account pursuant to Section 5.04(i) as of such Remittance Date, plus the Net Excess Spread from the other Sub-Pool, if any, plus Excess Principal from the other Sub- Pool, if any, and
(Y) the related Subordinated Amount, or (II), if such Remittance Date is on or after the related Cross-Over Date, that additional portion of the Amount Available constituting Excess Spread with respect to the related Sub-Pool available to pay the related Class A Interest Remittance Amount pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2, plus (c) any amount transferred from the related Reserve Account to the related Certificate Account pursuant to
Section 6.14(c), plus (d) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed pursuant to Section 6.06(b), together with that portion of the amounts described in the preceding clause (1) that represents interest accrued in respect of such Insured Payments in accordance with the definition of Class A Carry-Forward Amount; provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Depositor may be subject and the related Available Remittance Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the related Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code; provided, however, that on any Remittance Date on which Supplemental Interest is due, the Insured Payment to be made pursuant to Section 6.15(b) shall be the amount set forth in such Section 6.15(b).

     INTEREST COVERAGE ACCOUNT: With respect to each Sub-Pool, the Account established and maintained pursuant to Section 6.13, which must be an Eligible Account. With respect to Sub-Pool 1, the Interest Coverage Account shall be known as the Sub-Pool 1 Interest Coverage Account and with respect to Sub-Pool 2, the Interest Coverage Account shall be known as the Sub-Pool 2 Interest Coverage Account.

     INTEREST COVERAGE ADDITION: With respect to the related Sub-Pool and as to any Remittance Date, the sum of the amounts described in Sections 6.13(b) and 6.13(c).

     INTEREST COVERAGE AMOUNT: With respect to each Sub-Pool, the amount to be paid by the Depositor to the Trustee for deposit into the related Interest Coverage Account pursuant to Section 6.12(a) on the Closing Date, which amount is $944,020.05 for Sub-Pool 1, and $1,076,744.65 for Sub-Pool 2.

     LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan or REO Property.

     LIQUIDATION PROCEEDS: Any cash amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, REO Disposition or otherwise, and any other amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10.

     LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original Principal Balance of the related Mortgage Loan and the denominator of which is the Appraised Value at the time of origination of the related Mortgaged Property.

     MAJORITY CERTIFICATEHOLDERS: With respect to Sub-Pool 1, the Class 1A Majority Certificateholders possessing Voting Rights in excess of 51% in the aggregate. With respect to Sub-Pool 2, the Class 2A Majority Certificateholders possessing Voting Rights in excess of 51% in the aggregate.

     MANUFACTURED HOME: A manufactured home within the meaning of 42 United States Code Section 5402(6).

     MANUFACTURED HOME LOAN: Any Mortgage Loan which is secured by a first lien on real estate to which a Manufactured Home has been permanently affixed.

     MAXIMUM MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the maximum rate of interest set forth in the related Mortgage Note.

     MINIMUM MORTGAGE RATE: With respect to each Sub-Pool 2 Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

     MIXED USE PROPERTY: With respect to Sub-Pool 1 Mortgage Loans, a property which consists of a mixed residential and commercial structure.

     MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section 6.09.

     MONTHLY PAYMENT: The scheduled monthly payment or Periodic Payment(s) of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan during any month, as set forth in the related Mortgage Note.

     MONTHLY PREMIUM: With respect to each Sub-Pool, the monthly premium payable to the Certificate Insurer equal to the product of (i) one-twelfth of the then applicable Premium Percentage and (ii) the then outstanding related Class 1A Principal Balance or Class 2A Principal Balance.

     MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

     MORTGAGE: The mortgage, deed of trust, Land Trust Mortgage or other instrument creating a first or second lien in accordance with applicable law on a Mortgaged Property.

     MORTGAGE FILE: As described in Exhibit A annexed hereto.

     MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

     MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement or a Subsequent Transfer Instrument, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule annexed hereto as Exhibits H-1 and H-2. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

     MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the schedule of Mortgage Loans attached hereto as Exhibit H-1 or H-2, as supplemented by each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument, as such schedule may be amended or supplemented from time to time, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as the case may be, as of the date of origination of the related Mortgage Loan,
(v) the Due Date, (vi) the first date on which a Monthly Payment is due under the Mortgage Note, (vii) the Monthly Payment, (viii) the maturity date of the related Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-off Date or Subsequent Cut-off Date, (x) the applicable Mortgaged Property State, (xi) the current Mortgage Rate and (xii) with respect to the Sub-Pool 2 Mortgage Loans only: (1) the Gross Margin, (2) the next Adjustment Date after the Cut-off Date, (3) the Maximum Mortgage Rate, (4) the Minimum Mortgage Rate and (5) the Index.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE RATE: With respect to each Sub-Pool 1 Mortgage Loan, the fixed annual rate of interest borne by the related Mortgage Note, as shown on the related Mortgage Loan Schedule. With respect to each Sub-Pool 2 Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time.

     MORTGAGED PROPERTY: A Single Family Property, Multifamily Property or Mixed Use Property which secures a Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     MULTIFAMILY LOAN: Any Mortgage Loan which is secured by Multifamily
Property.

     MULTIFAMILY PROPERTY: With respect to a Mortgage Loan, a residential property consisting of five or more dwelling units.

     NET EXCESS AMOUNT AVAILABLE: With respect to any Sub-Pool and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Sub-Pool (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04) and (ii) any Insured Payments with respect to such Sub-Pool.

     NET EXCESS PRINCIPAL: With respect to any Sub-Pool and for a particular Remittance Date, the Excess Principal for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Sub-Pool.

     NET EXCESS SPREAD: With respect to any Sub-Pool and for a particular Remittance Date, the Excess Spread for such Sub-Pool remaining after the application thereof to cover Required Payments with respect to such Sub-Pool (other than in respect of the Class A Principal Remittance Amount after the related Cross-Over Date).

     NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and
(ii) any related accrued and unpaid Annual Trustee Expense Amounts as of the date on which such Liquidation Proceeds were received.

     NET MORTGAGE RATE: With respect to each Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Servicing Fee Rate.

     NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04, or (ii) a Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Released Mortgaged Property Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

     NON-UNITED STATES PERSON: Any Person other than a United States Person.

     NOTICE: As defined in Section 6.06(b).

     OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the President or an Executive Vice President or a Senior Vice President or a Vice President or an Assistant Vice President of either the Depositor or the Servicer, as required by this Agreement.

     ONE-MONTH LIBOR: With respect to the Class 1A-1 and Class 2A Certificates, as determined by the Trustee on the second Business Day preceding the beginning of each Accrual Period, the London interbank offered rate for the relevant Accrual Period for one-month U.S. dollar deposits for a term equal to the relevant Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If the Trustee is unable to determine One Month LIBOR for an Accrual Period, the rate for such Accrual Period shall be One Month LIBOR as determined for the previous Accrual Period. Notwithstanding the foregoing, however, One- Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period for three consecutive Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Accrual Period would be based on One-Month LIBOR for the previous Accrual Period for the second consecutive Accrual Period, the Trustee shall select a comparable alternative index (over which the Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Servicer, reasonably acceptable to the Trustee and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) does not have any direct financial interest or any material indirect financial interest in the Servicer or in any Person known to a Responsible Officer of the Trustee to be an Affiliate thereof and (ii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     ORIGINAL CLASS 1A PRINCIPAL BALANCE: $134,446,000.

     ORIGINAL CLASS 1A-1 PRINCIPAL BALANCE: $49,800,000.

     ORIGINAL CLASS 1A-2 PRINCIPAL BALANCE: $14,500,000.

     ORIGINAL CLASS 1A-3 PRINCIPAL BALANCE: $24,200,000.

     ORIGINAL CLASS 1A-4 PRINCIPAL BALANCE: $13,000,000.

     ORIGINAL CLASS 1A-5 PRINCIPAL BALANCE: $32,946,000.

     ORIGINAL CLASS 2A PRINCIPAL BALANCE: $167,554,000.

     ORIGINAL POOL PRINCIPAL BALANCE: $213,894,091.49, equal to the sum of the Original Sub-Pool 1 Principal Balance and the Original Sub-Pool 2 Principal Balance.

     ORIGINAL PRE-FUNDED AMOUNT: With respect to each Sub-Pool, the amount deposited by the Depositor in the related Pre-Funding Account on the Closing Date, which amount is $40,937,753.72 for Sub-Pool 1, and $52,861,851.87 for Sub-Pool 2.

     ORIGINAL SUB-POOL PRINCIPAL BALANCE: Either the Original Sub-Pool 1 Principal Balance or the Original Sub-Pool 2 Principal Balance, as applicable.

     ORIGINAL SUB-POOL 1 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool 1 Initial Mortgage Loans, which amount is equal to $94,729,249.31.

     ORIGINAL SUB-POOL 2 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool 2 Initial Mortgage Loans, which amount is equal to $119,164,842.18.

     OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of (i) the sum of (a) the related Sub-Pool Principal Balance, (b) the related Pre-Funded Amount and (c) the amount, if any, on deposit in the related Reserve Account as of the close of business on the last day of the related Due Period over (ii) the related Class A Principal Balance after giving effect to distributions of the related Class A Principal Remittance Amount for such Sub-Pool on such Remittance Date.

     OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

     PAYING AGENT: Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 14.13 and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

     PERCENTAGE INTEREST: With respect to a Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 or Class 2A Certificate, the portion of the Class evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equivalent to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is the Original Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 or Class 2A Principal Balance, as applicable. With respect to the Class R Certificates, the portion of the Class evidenced by such Certificate as stated on the face thereof; provided, however, that no more than 100% Percentage Interests in the Class R Certificates shall be outstanding at any one time.

     PERIODIC RATE CAP: With respect to each Sub-Pool 2 Mortgage Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date, (i) with respect to the Sub-Pool 2 Mortgage Loans with a One-Year Treasury Index, to not more than two percentage points, and (ii) with respect to the Sub-Pool 2 Mortgage Loans with a Six-Month LIBOR Index (the "Six-Month LIBOR Loans"), to not more than one percentage point, or, with respect to the Six-Month LIBOR Loans which are subject to an adjustment after an initial twenty-four month period, increase to not more than two percentage points on the initial Adjustment Date only.

     PERIODIC PAYMENT: With respect to any Periodic Payment Loan, as of any date of determination, the scheduled payment of principal and/or interest required to be made by a Mortgagor as set forth in the related Mortgage Note.

     PERIODIC PAYMENT LOANS: Any Mortgage Loan that provided, on the date of origination, for Periodic Payments to be made every twenty-eight (28) days.

     PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

          (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof (in each case having maturities of less than 365 days), provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and Prime-1 by Moody's;

          (iii) deposits of any bank or savings and loan association, provided that the long-term unsecured debt obligations of such bank or savings and loan association have been rated Baa3 or better by Moody's or "BBB-" or better by S&P and which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

          (iv) commercial paper (having original maturities of not more than 180 days) or demand notes rated "A-1" or better by S&P and Prime-1 by Moody's and issued by an entity having a long-term rating of A2 or better by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's; and

          (vi) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

     PERMITTED TRANSFEREE: Any transferee of a Class R Certificate other than a Disqualified Organization or Non-United States Person.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Sub-Pool 1 Principal Balance and the Sub-Pool 2 Principal Balance.

     PREFERENCE AMOUNT: As defined in Section 6.06(b).

     PRE-FUNDED AMOUNT: With respect to each Sub-Pool and with respect to any Determination Date, the amount on deposit in the related Pre-Funding Account.

     PRE-FUNDING ACCOUNT: With respect to each Sub-Pool, the account established and maintained pursuant to Section 6.12. With respect to Sub-Pool 1, the Pre-Funding Account shall be known as the Sub-Pool 1 Pre-Funding Account and with respect to Sub-Pool 2, the Pre-Funding Account shall be known as the Sub-Pool 2 Pre-Funding Account.

     PREMIUM PERCENTAGE: With respect to each Sub-Pool and as of any Remittance Date, the percentage designated as such in the Insurance Agreement.

     PREPAYMENT ASSUMPTION: With respect to Sub-Pool 1, 2% per annum of the then outstanding principal balance of the Sub-Pool 1 Mortgage Loans in the first month of the life of the Sub-Pool 1 Mortgage Loans, and an additional 1.2% per annum in each month thereafter until the twenty-first month and in each month thereafter during the life of the Sub- Pool 1 Mortgage Loans, 26% per annum each month. With respect to Sub-Pool 2, an assumed constant rate of prepayment equal to 26% per annum.

     PRINCIPAL AND INTEREST ACCOUNT: With respect to each Sub-Pool, the principal and interest account established by the Servicer pursuant to Section
5.03. With respect to Sub-Pool 1, the Principal and Interest Account shall be known as the Sub-Pool 1 Principal and Interest Account and with respect to Sub-Pool 2, the Principal and Interest Account shall be known as the Sub-Pool 2 Principal and Interest Account.

     PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the Cut-off Date Principal Balance of such Mortgage Loan (or the principal balance outstanding as of the Subsequent Cut-off Date with respect to a Subsequent Mortgage Loan or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such Cut-off Date (or on or before such Subsequent Cut-off Date or substitution date), minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date and deposited in the related

Principal and Interest Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds, the principal portion of any Periodic Payment deferred and subsequently forgiven and net income from any REO Property to the extent applied by the Servicer as recoveries of principal, which were distributed pursuant to Section 6.06 on any previous Remittance Date. The Principal Balance of any Liquidated Mortgage Loan in the month following the month in which such loan became a Liquidated Mortgage Loan is zero.

     PRINCIPAL PAYMENT TABLE: The table with respect to each Sub-Pool set forth as Exhibit P.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

     PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the proposed schedule of mortgage loans or potential mortgage loans from which the majority of the Subsequent Mortgage Loans will be obtained, attached hereto as Exhibit R.

     PROSPECTUS: The prospectus and prospectus supplement, as supplemented, prepared by the Depositor in connection with the initial issuance and sale of the Class 1A and Class 2A Certificates.

     PURCHASE PRICE: As defined in Section 5.11.

     QUALIFIED MORTGAGE: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

     QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03, which,

          (A) with respect to any Sub-Pool 1 Mortgage Loan, (i) has a fixed mortgage interest rate of not less than (and not more than two percentage points higher than) the Mortgage Rate of the Deleted Mortgage Loan; (ii) relates to the same type of Mortgaged Property as the Deleted Mortgage Loan and has the same lien priority as the Deleted Mortgage Loan; (iii) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio, or a Combined Loan-to-Value Ratio, as the case may be, no higher than that of the Deleted Mortgage Loan; (v) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (vi) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (vii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; and

     (viii) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(b), and

          (B) with respect to any Sub-Pool 2 Mortgage Loan, (i) has a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, and has a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than) the Minimum Mortgage Rate of the Deleted Mortgage Loan; (ii) has the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the Pool Stated Principal Balance of the Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iii) shall be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iv) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date;
     (v) has a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (viii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; (ix) has a Net Mortgage Rate (net of any portion of the interest on such Mortgage Loan that may be retained by the Depositor) within two percentage points of that of the Deleted Mortgage Loan; and (x) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(c).

     REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related Principal Balance as of the date of liquidation) equal to the outstanding Principal Balance of such Mortgage Loan as of the date of liquidation minus that portion of Net Liquidation Proceeds actually distributed to Class A Certificateholders pursuant to Section 6.06(c) in respect of such Liquidated Mortgage Loan.

     RECORD DATE: The Business Day immediately preceding the related Remittance Date, with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month immediately preceding the month of the related Remittance Date, with respect to all other Classes of Certificates.

     REFERENCE BANKS: Such leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Depositor with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed and (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c) or 6.06(c).

     RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     REMAINING NET EXCESS SPREAD: With respect to any Sub-Pool and for a particular Remittance Date, the Net Excess Spread for such Sub-Pool remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Sub-Pool.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and any related provisions and proposed, temporary and final Treasury regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on July 25, 1997.

     RENTS FROM REAL PROPERTY: With respect to any REO Property relating to a Multifamily Loan or Sub-Pool 1 Mixed Use Loan, gross income of the character described in Section 856(d) of the Code.

     REO DISPOSITION: The final sale of a Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure.

     REO PROPERTY: As defined in Section 5.10.

     REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and at any time, the overcollateralization amount required by the Certificate Insurer and set forth as the "Required Overcollateralization Amount" in the Insurance Agreement with respect to each Sub-Pool.

     REQUIRED PAYMENTS: With respect to any Sub-Pool and for a particular Remittance Date, the amount required to pay the Class A Interest Remittance Amount with respect to all Classes of Class A Certificates, the Class A Principal Remittance Amount with respect to all Classes of Class A Certificates, the related Annual Trustee Expense Amount and the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04.

     RESERVE ACCOUNT: With respect to each Sub-Pool, and if required by the Certificate Insurer, the Account established and maintained pursuant to Section 6.14, which must be an Eligible Account. With respect to Sub-Pool 1, the Reserve Account shall be known as the

Sub-Pool 1 Reserve Account and with respect to Sub-Pool 2, the Reserve Account shall be known as the Sub-Pool 2 Reserve Account.

     RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a manufactured home.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Servicer, the President or any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, or any Secretary or Assistant Secretary, or any Treasurer or Assistant Treasurer.

     SERIES: 1997-2.

     SERVICER: Lee Servicing Company, a division of Superior Bank FSB, or any successor appointed as provided herein.

     SERVICER'S CERTIFICATE: As defined in Section 6.08.

     SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared by the Servicer substantially in the form of Exhibit Q.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of an REO Property, (iv) compliance with the obligations under Sections 5.01(e), 5.02, 5.05, 5.07, 5.15 and Article XIII, which Servicing Advances are reimbursable to the Servicer to the extent provided in this Agreement and (v) in connection with the liquidation of a Sub-Pool 1 Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Depositor and the Trustee no later than the Business Day following such determination.

     SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03. The Servicer's right to Servicing Compensation may be reduced as set forth in Section 6.10.

     SERVICING FEE: As to each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has become REO Property), the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed by multiplying (i) the principal balance on which interest accrues on the Mortgage Loan by (ii) the Servicing Fee Rate and by further multiplying the product thereof by (iii) a fraction, the numerator of which is the number of days in the period elapsed since the date to which interest was last paid by the Mortgagor or advanced by the Servicer and the denominator of which is the number of days in the annual period for which interest accrues on the related Mortgage Loan. The Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds, (iii) Insurance Proceeds or (iv) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

     SERVICING FEE RATE: 0.65% per annum.

     SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Trustee and the Certificateholders by the Servicer, as such list may from time to time be amended.

     SINGLE FAMILY PROPERTY: A one- to-four family residential property individual condominium unit, manufactured home, or unit in a planned unit development.

     S&P: Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., or any successor thereto.

     SPECIAL POWER OF ATTORNEY: As defined in Section 2.04(f).

     STARTUP DAY: The day designated as such pursuant to Section 13.01.

     SUB-POOL: Either Sub-Pool 1 or Sub-Pool 2.

     SUB-POOL FACTOR: With respect to each Sub-Pool and as of any date of calculation, the related Sub-Pool Principal Balance after giving effect to the distributions to be made on the related Remittance Date as of such date divided by the sum of the Original Sub-Pool Principal Balance with respect to such Sub-Pool and the Principal Balances of all Subsequent Mortgage Loans with respect to such Sub-Pool as of the Subsequent Cut-off Date.

     SUB-POOL PRINCIPAL BALANCE: Either the Sub-Pool 1 Principal Balance or the Sub-Pool 2 Principal Balance.

     SUB-POOL 1: (i) the Sub-Pool 1 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub- Pool 1 or are deposited in the Sub-Pool 1 Certificate Account, Sub-Pool 1 Principal and Interest Account, Sub-Pool 1 Trustee Expense Account, Sub-Pool 1 Pre-Funding Account, Sub-Pool 1 Interest Coverage Account or Sub-Pool 1 Reserve Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool 1 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy,
(v) Liquidation Proceeds with respect to Sub-Pool 1 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool 1 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool 1 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool 1 Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool 1 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool 1.

     SUB-POOL 1 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool 1.

     SUB-POOL 1 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool 1.

     SUB-POOL 1 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool 1.

     SUB-POOL 1 MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool 1.

     SUB-POOL 1 MIXED USE LOAN: Any Sub-Pool 1 Mortgage Loan which is secured by a mixed residential and commercial structure.

     SUB-POOL 1 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool 1.

     SUB-POOL 1 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool 1.

     SUB-POOL 1 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool 1 Mortgage Loans.

     SUB-POOL 1 RESERVE ACCOUNT: The Reserve Account with respect to Sub-Pool
1.

     SUB-POOL 1 SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 1 Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such

Sub-Pool 1 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool 1 Subsequent Transfer Instrument.

     SUB-POOL 1 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool 1 Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL 1 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Sub-Pool 1.

     SUB-POOL 2: (i) the Sub-Pool 2 Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool 2 or are deposited in the Sub-Pool 2 Certificate Account, Sub-Pool 2 Principal and Interest Account, Sub-Pool 2 Trustee Expense Account, Sub-Pool 2 Pre-Funding Account, Sub-Pool 2 Interest Coverage Account, and Sub-Pool 2 Reserve Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool 2 Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy,
(v) Liquidation Proceeds with respect to Sub-Pool 2 Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool 2 Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool 2 Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool 2 Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool 2 Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool 2.

     SUB-POOL 2 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool 2.

     SUB-POOL 2 INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool 2.

     SUB-POOL 2 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Sub-Pool 2.

     SUB-POOL 2 MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool 2.

     SUB-POOL 2 PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool 2.

     SUB-POOL 2 PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool 2.

     SUB-POOL 2 PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool 2 Mortgage Loans.

     SUB-POOL 2 RESERVE ACCOUNT: The Reserve Account with respect to Sub-Pool
2.

     SUB-POOL 2 SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 2 Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool 2 Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool 2 Subsequent Transfer Instrument.

     SUB-POOL 2 SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool 2 Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL 2 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Sub-Pool 2.

     SUBORDINATED AMOUNT: With respect to each Sub-Pool, the amount set forth as such in the Insurance Agreement.

     SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(a) in respect of the qualification of a Subservicer.

     SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

     SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee pursuant to a Subsequent Transfer Instrument, the close of Business on the day prior to the related Subsequent Transfer Date.

     SUBSEQUENT MORTGAGE LOAN: A Sub-Pool 1 Subsequent Mortgage Loan or a Sub-Pool 2 Subsequent Mortgage Loan.

     SUBSEQUENT TRANSFER DATE: The date on which a Subsequent Mortgage Loan is transferred and assigned to the Trustee, which date shall be no later than August 22, 1997.

     SUBSEQUENT TRANSFER INSTRUMENT: A Sub-Pool 1 Subsequent Transfer Instrument or a Sub-Pool 2 Subsequent Transfer Instrument.

     SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances

(after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

     SUPPLEMENTAL INTEREST: With respect to each Sub-Pool, on any Determination Date on which the weighted average of the related Net Mortgage Rates, net of the rate at which the Annual Trustee Expense is calculated and the Premium Percentage, is less than any related Class A Pass-Through Rate, that amount equal to the excess of (i) the related Class A Interest Remittance Amounts for the immediately following Remittance Date, over (ii) the amount of interest due on the related Mortgage Loans during the related Due Period net of the Servicing Fee, the Annual Trustee Expense Amount, and any Monthly Premium payable to the Certificate Insurer on the immediately following Remittance Date.

     SUPPLEMENTAL INTEREST ACCOUNT: The Account established and maintained pursuant to Section 6.15, as required by the Certificate Insurer and which must be an Eligible Account.

     TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions).

     TAX MATTERS PERSON RESIDUAL INTEREST CERTIFICATE: The interest in the Class R Certificates held by the Tax Matters Person pursuant to Section 13.01(c).

     TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund REMIC, due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

     TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the page on that service for the purpose of displaying comparable rates or prices).

     TERMINATION PRICE: As defined in Section 11.01.

     TRANSFER AFFIDAVIT: As defined in Section 4.02(c)(ii).

     TRANSFER CERTIFICATE: As defined in Section 4.02(c)(ii).

     TRIGGER EVENT: With respect to Sub-Pool 1, a trigger event shall occur if
(i) with respect to any Determination Date occurring prior to May 2002, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds

$10,134,325 or (ii) with respect to any Determination Date occurring prior to May 2007, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $13,512,434.

     With respect to Sub-Pool 2, a trigger event shall occur if (i) with respect to any Determination Date occurring prior to May 2002, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $10,682,858 or (ii) with respect to any Determination Date occurring prior to May 2007, the sum of (x) the aggregate Realized Losses with respect to Sub-Pool 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $14,243,811.

     TRUST: AFC Mortgage Loan Asset Backed Certificates, Series 1997-2.

     TRUST FUND: Collectively, Sub-Pool 1 and Sub-Pool 2.

     TRUST FUND REMIC: The Trust Fund, exclusive of the Interest Coverage Accounts and Supplemental Interest Accounts, if established pursuant to Section 6.15.

     TRUSTEE: LaSalle National Bank, or its successor in interest, or any successor trustee appointed as herein provided.

     TRUSTEE EXPENSE ACCOUNT: With respect to each Sub-Pool, the account established and maintained by the Trustee in accordance with Section 6.03. With respect to Sub- Pool 1, the Trustee Expense Account shall be known as the Sub-Pool 1 Trustee Expense Account and with respect to Sub-Pool 2, the Trustee Expense Account shall be known as the Sub-Pool 2 Trustee Expense Account.

     TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

     UNITED STATES PERSON: A citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof, or an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States fiduciaries have the authority to control all substantial decisions of the trust.

     UNRECOVERED CLASS A PORTION: With respect to either the Class 1A or the Class 2A Certificates and any Remittance Date, the excess, if any, of (A) the related Class 1A or Class 2A Principal Balance minus the sum of (i) all amounts (excluding that portion of Insured Payments with respect to the related Sub-Pool, if any, to be made in respect of principal) to be distributed to the related Class 1A or Class 2A Certificateholders in respect of principal on such Remittance Date on account of amounts described in clauses (c)(i) through
(c)(iii), inclusive, and clauses (c)(v) (to the extent the amount in clause
(c)(v) represents a right to receive principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, (ii) all other amounts to be distributed to the related Class 1A or Class 2A Certificateholders constituting Additional Principal to the extent necessary to reach the Required Overcollateralization Amount for the related Sub-Pool on such Remittance Date, and (iii) all amounts distributed to the related Class 1A or Class 2A Certificateholders as a mandatory prepayment pursuant to the last paragraph of
Section 6.06(c) (only on the Remittance Date occurring on August 25, 1997), over
(B) the sum of (i) the related Sub-Pool Principal Balance plus (ii) the related Pre-Funded Amount minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the related Principal and Interest Account pursuant to Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to Mortgage Loans with respect to the related Sub-Pool to the extent applied by the Servicer as recoveries of principal in respect of the related Mortgage Loans, which will be distributed to the related Class 1A or Class 2A Certificateholders pursuant to Section 6.06 on such Remittance Date, plus (y) the aggregate of, as to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the Principal Balance of such Liquidated Mortgage Loan over (ii) the principal portion of the related Net Liquidation Proceeds included in item
(b)(iii) of the definition of Class A Principal Remittance Amount that will actually be distributed to the related Class 1A or Class 2A Certificateholders on such Remittance Date, pursuant to Sections 6.06(c)(A)(X)(vii) through (xi) and 6.06(c)(A)(Y)(vii) through (xi) with respect to Sub-Pool 1 and Sections 6.06(c)(B)(X)(ii) and 6.06(c)(B)(Y)(ii) with respect to Sub-Pool 2.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, 100% of all of the Voting Rights with respect to Sub-Pool 1 shall be allocated among Holders of Class 1A-1 Certificates, Class 1A-2 Certificates, Class 1A-3 Certificates, Class 1A-4 Certificates and Class 1A-5 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 1A-1 Principal Balance, the Class 1A-2 Principal Balance, the Class 1A-3 Principal Balance, the Class 1A-4 Principal Balance and the Class 1A-5 Principal Balance on such date, and allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. As of any date of determination, 100% of all of the Voting Rights with respect to Sub-Pool 2 shall be allocated among Holders of Class 2A Certificates in accordance with their respective Percentage Interests.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

     Section 2.01 Sale and Conveyance of Trust Fund; Priority and Subordination
                  of Ownership Interests.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey without recourse to the Trustee, but subject to the subordination described below in this Section and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Sub-Pool 1 and Sub-Pool 2 Mortgage Loans, together with any amounts due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

     (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificate-holders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Principal and Interest Accounts and the Certificate Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

     Section 2.02 Possession of Mortgage Files.

     (a) Upon the issuance of the Certificates, and upon delivery of each Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee for the benefit of the Certificateholders.

     (b) Pursuant to Section 2.04, the Depositor has delivered or caused to be delivered to the Trustee or the Custodian each Trustee's Mortgage File with respect to the Initial Mortgage Loans.

     Section 2.03 Books and Records.

     The sale of each Mortgage Loan shall be reflected on the Depositor's balance sheets and other financial statements as a sale of assets by the Depositor. The Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

     Section 2.04 Delivery of Mortgage Loan Documents.

     The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, the Certificate Insurance Policy and each of the following documents for each Initial Mortgage Loan. The Depositor, contemporaneously with delivery of a Subsequent Transfer Instrument, shall deliver or cause to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, each of the following documents for each related Subsequent Mortgage Loan.

     (a) The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof, "Pay to the order of _____________________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1997, Series 1997-2,] without recourse" and signed, by facsimile or manual signature, by such last endorsee. With respect to the Mortgage Loans numbered, 25908, 28282, 51292, 60574, 62166 and 56598, the original Mortgage Note referred to above cannot be located; the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee of a photocopy of the original thereof with a lost note affidavit;

     (b) Either: (i) the original Mortgage, with evidence of recording thereon,
(ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

     (c) Either: (i) (A) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (B) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (ii) if an original Assignment of Mortgage has not yet been provided in accordance with clause (i), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (iii) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

     (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title

Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in such title policy;

     (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost;

     (f) Either: (i) the original assumption agreement and/or modification agreement, if any, with evidence of recording thereon, or (ii) if the original of such agreement has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such assumption and modification agreement submitted for recording, or (iii) a copy of an original assumption and modification agreement, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original recorded assumption or modification agreement has been lost; and

     Within 45 days after the Closing Date, with respect to each Multifamily Loan and Sub-Pool 1 Mixed Use Loan, (i) if such item is a document separate from the Mortgage either (A) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for recording; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or
(B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either, (A) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (B) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy, or the secured party's carbon copy with the debtor's signature of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     Within 45 days after the Closing Date, the Servicer shall have completed each Assignment of Mortgage and Assignment of Leases, if any, originally assigned in blank to "LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, under the Pooling and Servicing Agreement, dated as of June 1, 1997" and, within such period (or if later, within 30 days after its receipt of the original recorded Mortgage and intervening assignment), shall have submitted each such Assignment of Mortgage to the appropriate public recording office for recording; provided however, that the Servicer shall not be required to submit an Assignment of Mortgage for recording with respect to a Mortgaged Property, where, in the Opinion of Counsel to the Depositor (which opinion shall be delivered to the Certificate Insurer within the 45-day or 30-day period, as applicable, specified herein), such recordation of the Assignment of Mortgage is not required (i) to effect the sale and conveyance of the Mortgage Loan by the Depositor to LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, pursuant to and as provided in Section 2.01 or the granting and perfecting of the security interest in the Mortgage Loan pursuant to and as provided in
Section 14.15 or (ii) to defeat any ownership, security interest or other adverse claim to the Mortgage Loan by any creditor of the Depositor or by any purported transferee of such Mortgage Loan in a purported transfer thereof by the Depositor subsequent to such sale and conveyance. Any such Assignment of Mortgage that is not required to be recorded pursuant to this paragraph shall be delivered by the Depositor to the Trustee within such 45-day period. Each such Assignment of Mortgage delivered by the Depositor to the Trustee shall, subject to receipt of the original recorded Mortgage as described above, be in recordable form. Within such 45-day period, the Depositor also shall deliver to the Trustee an original executed power of attorney ("Special Power of Attorney"), substantially in the form of Exhibit K, with respect to the Assignments of Mortgage that are not required to be recorded under this paragraph, authorizing the Trustee to record the Assignments of Mortgage if necessary or advisable to protect the interests of the Certificateholders and the Certificate Insurer. Pursuant to such power of attorney, the Trustee also may execute a new Assignment of Mortgage for any Mortgage Loan if the original Assignment of Mortgage delivered by the Depositor to the Trustee is not in recordable form at such time as the Assignment of Mortgage is to be recorded by the Trustee.

     Within 45 days after the Closing Date, the Servicer shall complete any UCC-2 or UCC-3 financing statements with respect to the Multifamily Loans and Sub-Pool 1 Mixed Use Loans, such that the assignee of creditor is listed as "LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, under the Pooling and Servicing Agreement, dated as of June 1, 1997." The Depositor shall no later than ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee or the Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Depositor was delivered to the Trustee or the Custodian; (b) the original recorded Assignment of Mortgage from the Depositor to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the Trustee in those instances where copies thereof certified by the Depositor were delivered to the Trustee or the Custodian; (c) the title insurance policy required in clause (d) above; (d) the original recorded assumption and modification agreement in those instances in which a copy was delivered; (e) the original Assignment of Leases in those instances in which a copy was delivered and (f) the copy of the UCC-1 financing statement and any related continuation statements with evidence of filing thereon returned from the recording office if a copy was previously delivered as set forth in clause (iv)(B) in the second preceding paragraph. Notwithstanding anything to the contrary contained in this Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor may forward or cause to be forwarded to the Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

     All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Depositor.

     Section 2.05 Acceptance by Trustee of the Trust Fund; Certain
                  Substitutions; Certification by Trustee.

     (a) The Trustee agrees to execute and deliver on the Closing Date and on each Subsequent Transfer Date an acknowledgment of receipt (or if a Custodian has been appointed, a receipt by the Custodian) of, for each Mortgage Loan transferred and assigned to the Trustee on such date, the items listed in
Section 2.04 (a) through (f) above, in the form attached as Exhibit F, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee or the Custodian, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the Closing Date (or, with respect to any Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, within 45 days after the receipt by the Trustee or Custodian thereof) and to deliver to the Depositor, the Servicer and the Certificate Insurer a certification in the form attached hereto as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) and except as noted therein, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) above), (ii) any and all documents delivered by the Depositor pursuant to Section 2.04 above have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor) and relate to such Mortgage Loan,
(iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 above. The Trustee or Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Trustee shall deliver (or cause to be delivered by the Custodian, if any) to the Servicer, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G covering both the Initial Mortgage Loans and all Subsequent Mortgage Loans evidencing the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(f) above). Following delivery of the Final Certification, the Trustee shall (or cause the Custodian to) provide to the Certificate Insurer, the Depositor and the Servicer no less frequently than quarterly, and the Servicer shall provide to the Certificate Insurer, no less frequently than quarterly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

                  (b) If the Certificate Insurer, the Trustee or the Custodian, if any, on the Trustee's behalf during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 above or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee, the Certificate Insurer or the Custodian (pursuant to the Custodial Agreement), as applicable, shall promptly so notify the Servicer, the Depositor, the Certificate Insurer, the Custodian and the Trustee. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 above (other than the items listed in Section 2.04(f) above) have been received and further confirming that any and all documents delivered pursuant to such Section

2.04 have been executed and relate to the Mortgage Loans identified in the related Mortgage Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's or Custodian's notice to it respecting such defect the Depositor has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Depositor will on the Determination Date next succeeding the end of such 60 day period (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Principal and Interest Account (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the related Principal and Interest Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date). For purposes of calculating the Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section 2.05 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the related Principal and Interest Account (which certification shall be in the form of Exhibit I), the Trustee shall release (or cause to be released) to the Servicer for release to the Depositor the related Trustee's Mortgage File and shall execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Mortgage Loan to the Depositor.

     On the Remittance Date in July of each year, the Trustee or the Custodian, if any, shall deliver to the Depositor, the Servicer and the Certificate Insurer a certification detailing all releases with respect to the Mortgage Loans for which the Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement. Such certification shall be limited to a list of all Trustee's Mortgage Files which were released by or returned to the Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the Person to whom the Trustee's Mortgage File was released and the Person who returned the Trustee's Mortgage File.

     Section 2.06 [Reserved].

     Section 2.07 Execution of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Trustee's Mortgage Files to it and, concurrently with such delivery, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of the Trust Fund, Certificates in Authorized Denominations evidencing the entire ownership of the Trust Fund.

     Section 2.08 Fees and Expenses of the Trustee.

     Subject to Section 12.05 hereof, the fees and expenses of the Trustee hereunder including (i) the annual fees of the Trustee, payable annually in advance beginning on the Closing Date and on each anniversary thereof, (ii) any other fees, expenses, disbursements and advances to which the Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the related Trustee Expense Account pursuant to Section 6.03, shall be paid from the related Trustee Expense Account in the manner set forth in
Section 6.03; provided, however, that the Depositor shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The fees due to the Trustee on the Closing Date pursuant to Section 2.08(i) above shall be paid by the Depositor on the Closing Date from its own funds.

     Section 2.09 Application of Principal and Interest.

     In the event that Net Liquidation Proceeds or Insurance Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the related Mortgage Rate and then to principal.

     Section 2.10 Conveyance of the Subsequent Mortgage Loans.

     (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the related Pre-Funding Account with respect to the related Sub-Pool, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trustee but subject to the subordination described above in Section 2.01(b) above and the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to
(i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument, delivered by the Depositor on such Subsequent Transfer Date, excepting the Depositor's Yield,
(ii) principal received and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 above and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal (including Prepayments, Curtailments and Excess Payments) received and interest accruing on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust Fund.

     The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred. This Agreement shall constitute a fixed-price purchase contract in accordance with Section 860G(a)(3)(A)(ii) of the Code.

     (b) The Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in Section
2.10 (a) above, and the Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) except with respect to the first conveyance of Subsequent Mortgage Loans to the Trustee, the Depositor shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Trustee or the Certificate Insurer with respect to the Subsequent Mortgage Loans;

          (ii) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

          (iii) as of each Subsequent Transfer Date, the Depositor shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

          (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

          (v) the Funding Period shall not have terminated;

          (vi) the Depositor shall have delivered to the Trustee an Officer's Certificate, substantially in the form of Exhibit V, confirming the satisfaction of each condition precedent and representations specified in this Section 2.10(b), and Section 2.10(c) with respect to Sub-Pool 1, and
     Section 2.10(d) with respect to Sub-Pool 2 below in the related Subsequent Transfer Instrument;

          (vii) the Depositor shall have delivered to the Trustee and the Certificate Insurer Opinions of Counsel addressed to the Certificate Insurer, Moody's, S&P and the Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date regarding certain bankruptcy and corporate matters; and

          (viii) the Trustee shall have delivered to the Certificate Insurer and the Depositor an Opinion of Counsel addressed to the Depositor, Moody's, S&P and the Certificate Insurer with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to the Certificate Insurer and the Depositor on the Closing Date regarding certain corporate matters relating to the Trustee.

     (c) Any conveyance of Sub-Pool 1 Subsequent Mortgage Loans on a Sub-Pool 1 Subsequent Transfer Date is subject to the following representations and warranties of the Depositor: (i) each Sub-Pool 1 Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Sub-Pool 1 Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date, the Sub-Pool 1 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 120 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Mortgage Rate not less than 8.50%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Sub-Pool 1" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Combined Loan-to-Value Ratio greater than 90%; and (H) such Subsequent Mortgage Loans will have (1) as of the end of the Sub-Pool 1 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in October 1997. In addition, following the purchase of any Sub-Pool 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool 1 Mortgage Loans (including the Sub-Pool 1 Subsequent Mortgage Loans) as of the end of the Sub-Pool 1 Funding Period will: (i) have a weighted average Mortgage Rate of at least 10.95%; (ii) have a weighted average remaining term to stated maturity of not more than 265 months and not less than 185 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 80%; (iv) have not in excess of 48% by aggregate principal balance of Sub-Pool 1 Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool 1 Mortgage Loan with a principal balance in excess of $850,000; (vi) not have in excess of 15% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 4% by aggregate principal balance of Sub-Pool 1 Mortgage Loans; (viii) not have in excess of 5% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Mortgaged Properties that are condominiums; (ix) have at least 74% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties (including units in planned unit developments); (x) not have in excess of 10% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Multifamily Properties and Mixed Use Properties; (xi) not have in excess of 5% by aggregate principal balance of Sub-Pool 1 Mortgage Loans secured by Manufactured Homes;

and (xii) not have in excess of 10% by aggregate principal balance of Sub-Pool 1 Mortgage Loans that are Periodic Payment Loans. The Certificate Insurer may, in its reasonable discretion, reject for purchase by the Trust Fund a proposed Sub-Pool 1 Subsequent Mortgage Loan which the Certificate Insurer reasonably believes would adversely affect the interests of the Certificateholders or the Certificate Insurer in the Mortgage Pool if included therein; provided that the Certificate Insurer may, in its reasonable discretion, choose to accept such proposed Sub-Pool 1 Mortgage Loan for purchase upon the Depositor depositing an amount determined by the Certificate Insurer in the Reserve Account with respect to such proposed Sub-Pool 1 Subsequent Mortgage Loan. In the sole discretion of the Certificate Insurer, Sub-Pool 1 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of Sub-Pool 1.

     (d) Any conveyance of Sub-Pool 2 Subsequent Mortgage Loans on a Sub-Pool 2 Subsequent Transfer Date is subject to the following representations and warranties of the Depositor: (i) each Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Sub-Pool 2 Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date the Sub-Pool 2 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Sub-Pool 2 Subsequent Mortgage Loan may not be 30 or more days contractually delinquent as of the related Sub-Pool 2 Subsequent Cut-off Date;
(B) the original term to maturity of such Sub-Pool 2 Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Gross Margin not less than 3%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Sub-Pool 2" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 90%; and (H) such Subsequent Mortgage Loans will have (1) as of the end of the Sub-Pool 2 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date in October 1997. In addition, following the purchase of any Sub-Pool 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool 2 Mortgage Loans (including the Sub-Pool 2 Subsequent Mortgage Loans) as of the end of the Sub-Pool 2 Funding Period will: (i) have a weighted average Gross Margin of at least 5.25% and a weighted average coupon of at least 9.65%; (ii) have a weighted average remaining term to stated maturity of not more than 356 months and not less than 350 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 82%; (iv) have no Sub-Pool 2 Mortgage Loan with a principal balance in excess of $850,000; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool 2 Mortgage Loans; (vii) not have in excess of 6% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by Mortgaged Properties that are condominiums;
(viii) have at least 76% by aggregate principal balance of Sub-Pool 2 Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties

(including units in de minimis planned unit developments); (ix) not have in excess of 10% by aggregate principal balance of the Sub-Pool 2 Mortgage Loans secured by Multifamily Properties; (x) will not be secured by Mixed Use Properties and (xi) not have in excess of 5% by aggregate principal balance of the Sub-Pool 2 Mortgage Loans secured by Manufactured Homes. The Certificate Insurer may, in its reasonable discretion, reject for purchase by the Trust Fund a proposed Sub-Pool 2 Subsequent Mortgage Loan which the Certificate Insurer reasonably believes would adversely affect the interests of the Certificateholders or the Certificate Insurer in the Mortgage Pool if included therein; provided that the Certificate Insurer may, in its reasonable discretion, choose to accept such proposed Sub-Pool 2 Mortgage Loan for purchase upon the Depositor depositing an amount determined by the Certificate Insurer in the Reserve Account with respect to such proposed Sub-Pool 2 Subsequent Mortgage Loan. In the sole discretion of the Certificate Insurer, Sub-Pool 2 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Sub-Pool 2 Mortgage Loans will not materially affect the aggregate characteristics of Sub-Pool 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations of the Depositor.

     The Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

     (a) The Depositor is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Depositor and perform its obligations as Depositor hereunder; the Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Depositor and the performance by the Depositor of its obligations as Depositor or Servicer under this Agreement and such of the other documents to which it is a party;

     (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Depositor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or in any material liability on the part of the Depositor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement;

     (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (g) Upon the receipt of each Trustee's Mortgage File by the Trustee under this Agreement, the Trustee will have good title on behalf of the Trust Fund to each Mortgage Loan (other than the Depositor's Yield and amounts received on or after the Cut-off Date in the case of Initial Mortgage Loans or on or after a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date or prior to the Subsequent Cut-off Date, as the case may be) and such other items comprising the corpus of the Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

     (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

     (i) The origination and collection practices used by the Depositor with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the first and second mortgage origination and servicing business with respect to Sub-Pool 1, and legal, proper, prudent and customary in the first mortgage origination and servicing business with respect to Sub-Pool 2; and

     (j) Considering the size of each Pre-Funding Account and the frequency of prepayments, defaults, "fall-out" due to the borrower choosing another lender or exercising its right of rescission, defective documentation and other circumstances that would disqualify a mortgage loan from being purchased as a Subsequent Mortgage Loan hereunder, the mortgage loans listed on each Proposed Subsequent Mortgage Loan Schedule do not represent an unreasonably large pool of mortgage loans from which to obtain the majority of the related Subsequent Mortgage Loans.

     Section 3.02 Individual Mortgage Loans.

     (a) With respect to the Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Initial Mortgage Loan, as of the Closing Date, and with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) and 2.10(d) above and modified to the extent stated therein in the case of Subsequent Mortgage Loans:

          (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

          (ii) All of the original or certified documentation required to be delivered by the Depositor to the Trustee or to the Custodian on the Closing Date or a Subsequent Transfer Date or as otherwise provided in
     Section 2.04 above has or will be so delivered as provided;

          (iii) Each Mortgaged Property is improved by a Single Family Property, Multifamily Property or Mixed Use Property, which, to the best of the Depositor's knowledge, does not include cooperatives and does not constitute other than real property under state law;

          (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

          (v) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

          (vi) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

          (vii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (viii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(a)(x) below;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

          (x) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement or a manufactured housing unit (American Land Title Association 7) endorsement (stating that the issuer agrees that the related manufactured housing unit is included with the term "land" when used in the title policy), if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record with respect to Sub-Pool 1, or a valid first mortgage lien of record with respect to Sub-Pool 2, on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(a)(v) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. With respect to each Mortgage Loan, the mortgagee is the sole named insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the mortgagee, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

          (xi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

          (xii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by such Section 5.07 or 5.08;

          (xiii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

          (xiv) The Depositor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

          (xv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Certificateholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Depositor (or, subject to Section 2.04 above, are in the process of being recorded, or are, in the Opinion of Counsel to the Depositor, not required to be recorded);

          (xvi) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

          (xvii) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xviii) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (xix) To the best of the Depositor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (xx) To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xxi) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

          (xxii) Except with respect to certain of the Multifamily Loans and Sub-Pool 1 Mixed Use Loans, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in the case of such Multifamily Loans and Sub-Pool 1 Mixed Use Loans, the related Assignment of Leases and UCC financing statements, if any.

          (xxiii) No Mortgage Loan was originated under a buydown plan;

          (xxiv) There is no obligation on the part of the Depositor or any other party to make payments in addition to those made by the Mortgagor;

          (xxv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. No Mortgage Loan provides for negative amortization. Except with respect to certain of the Periodic Payment Loans, no Mortgage Loan provides for deferred interest. No Sub-Pool 2 Mortgage Loan requires or permits the Mortgagor to convert the Mortgage Rate to a fixed rate;

          (xxvii) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

          (xxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xix) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

          (xxx) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

          (xxxi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Depositor has waived any default, breach, violation or event of acceleration;

          (xxxii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

          (xxxiii) All amounts received after the Cut-off Date with respect to the Mortgage Loans (other than the Depositor's Yield and amounts in respect of interest accrued on the Mortgage Loans on or prior to the Cut-off Date) have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

          (xxxiv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus;

          (xxxv) The Mortgage Loans were not selected by the Depositor for inclusion in the Trust Fund on any basis intended to adversely affect the Trust Fund;

          (xxxvi) A full appraisal was performed in connection with each Mortgaged Property;

          (xxxvii) As of the Cut-off Date, the Depositor does not know or have reason to know of any circumstances that would cause any Mortgagor to default under its Mortgage Loan or the related Mortgage Note;

          (xxxviii) As of the Cut-Off Date, with respect to any Mortgaged Property, the Depositor has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in CERCLA, or other federal, state or local environmental legislation; and

          (xxxix) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due on owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) if the Mortgaged Property is owner-occupied, the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (v) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments to the extent permitted by law; (vi) the Land Trust Mortgages were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vii) the Land Trust Mortgages are the first (or in the case of Sub-Pool 1, first or second) liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller; and the beneficial interest, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the land trust trustee is forbidden, pursuant to a written agreement between the land trust trustee and the Mortgagee, from using the land trust property, or any part, as security for any other debt until the expiration date of its respective Note; and (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed 20% of the Original Pool Principal Balance.

          (xxxx) As of the Cut-off Date, no more than 5% of the Original Pool Principal Balance are Mortgage Properties located in Maryland subject to ground leases.

          (xxxxi) As of the Cut-off Date, no payment on any FNMA Loan was delinquent 60 or more days (three or more payments missed) during the twelve month period prior to the Cut-off Date.

          (xxxxii) Each of the Manufactured Homes is a "single residence" which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

     (b) With respect to the Sub-Pool 1 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Sub-Pool 1 Initial Mortgage Loan, as of the Closing Date, and with respect to each Sub-Pool 1 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) above and modified to the extent stated therein in the case of Sub-Pool 1 Subsequent Mortgage Loans; provided, however, that in the case of the

Subsequent Mortgage Loans, reference to the "Original Sub-Pool 1 Principal Balance" shall mean the Original Sub-Pool 1 Principal Balance plus the aggregate principal balance of the Sub-Pool 1 Subsequent Mortgage Loans as of the end of the Funding Period:

          (i) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Rate;

          (ii) Approximately 33.43% of the Original Sub-Pool 1 Principal Balance are balloon loans (including interest only Periodic Payment Loans which provides for a balloon payment). Approximately 31.98% of the Original Sub-Pool 1 Principal Balance are balloon loans which provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. All of such balloon loans provide for Monthly Payments based on either a 25-year or 30-year amortization schedule with a final balloon payment at the end of the 15th year. Approximately 1.45% of the Original Sub-Pool 1 Principal Balance are balloon loans which provide for payments of interest only throughout the term of the loan with a single payment of principal equal to the original principal balance of the loan due upon the final maturity date of the related Mortgage Note. Mortgage Loans constituting approximately 4.47% of the Original Sub-Pool 1 Principal Balance are Periodic Payment Loans which provide either that (i) the related Mortgagor may, at its option, defer the principal portion of any or all of 26 Periodic Payments due thereunder or (ii) the related Mortgagor may, at its option, defer the first Periodic Payment due thereon together with interest accrued from the date of origination through the end of the month in which origination occurs and under certain limited circumstances, such payment will be forgiven on the final maturity date of the Mortgage Note. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date.

          (iii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iv) No more than approximately 1.62% of the Original Sub-Pool 1 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (v) Approximately 92.30% of the Original Sub-Pool 1 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, and approximately 92.62% of the Original Sub-Pool 1 Principal Balance is secured by Owner-Occupied Mortgaged Property;

          (vi) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly; with respect to substantially all of the Mortgage Loans secured by a second priority lien, at the time of the origination of the Mortgage Loan the related First Lien was at least 12 months old and at least 11 Monthly Payments had been made by the Mortgagor;

          (vii) Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

          (viii) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the CLTV for the Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such First Lien;

          (ix) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment, except if the CLTV does not exceed 55%;

          (x) Approximately 74.41% of the Original Sub-Pool 1 Principal Balance was originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (xi) The Mortgage Rate as of the Cut-off Date is not less than approximately 6.25% and not more than approximately 18.00%;

          (xii) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed); and

          (xiii) Approximately 79.96% of the Original Sub-Pool 1 Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 1.70% of the Original Sub-Pool 1 Principal Balance is secured by units in condominiums. Approximately 1.57% of the Original Sub-Pool 1 Principal Balance is secured by Manufactured Homes. No more than approximately 11.26% of the Original Sub-Pool 1 Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 1.93% of the Original Sub-Pool 1 Principal Balance is secured by units in a planned unit development. Approximately 2.29% of the Original Sub-Pool 1 Principal Balance is secured by Multifamily Properties, and no more than approximately 1.29% of the Original Sub-Pool 1 Principal Balance is secured by Mixed Use Properties.

     (c) With respect to the Sub-Pool 2 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Sub-Pool 2 Initial Mortgage Loan, as of the Closing Date, and with respect to each Sub-Pool 2 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(d) above and modified to the extent stated therein in the case of Sub-Pool 2 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Sub-Pool 2 Principal Balance" shall mean the Original Sub-Pool 2 Principal Balance plus the aggregate principal balance of the Sub- Pool 2 Subsequent Mortgage Loans as of the end of the Funding Period:

          (i) None of the Mortgage Loans are balloon loans. Approximately 26.33% of the Original Sub-Pool 2 Principal Balance is subject to a One Year Treasury Index, and approximately 73.67% of the Original Sub-Pool 2 Principal Balance is subject to a Six-Month LIBOR Index. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the related Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. Under each Mortgage Note, interest is payable in arrears. The Mortgage Loans have a Mortgage Rate subject to annual or semiannual adjustment after an initial six-month, twelve-month, twenty-four month or thirty-six month period. Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of 360 months;

          (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iii) No more than approximately 1.47% of the Original Sub-Pool 2 Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (iv) 95.96% of the Original Sub-Pool 2 Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, and approximately 96.73% of the Original Sub-Pool 2 Principal Balance is secured by Owner Occupied Mortgaged Property;

          (v) Approximately 80.90% of the Original Sub-Pool 2 Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 3.38% of the Original Sub-Pool 2 Principal Balance is secured by units in condominiums. No more than approximately 10.90% of the Original Sub-Pool 2 Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 0.36% of the Original Sub-Pool 2 Principal Balance is secured by Multifamily Properties. Approximately 4.76% of the Original Sub-Pool 2 Principal Balance is secured by units in planned unit developments. Approximately 0.51% of the Original Sub-Pool 2 Principal Balance is secured by Manufactured Homes. Approximately 11.83% of the Original Sub-Pool 2 Principal Balance is secured by investor properties. None of the Sub-Pool 2 Mortgage Loans are secured by Mixed Use Properties.

          (vi) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Depositor at the time of origination of such Mortgage Loan;

          (vii) The Gross Margins on the Mortgage Loans range from approximately 1.875% to 8.750% and the weighted average Gross Margin as of the Cut-off Date is approximately 5.531%;

          (viii) Approximately 65.50% of the Original Sub-Pool 2 Principal Balance were originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (ix) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date range from 5.500% per annum to 14.375% and the weighted average Mortgage Rate as of the Cut-off Date is 10.045% per annum;

          (x) Each Mortgage Loan that was originated on or after April 18, 1985 has an initial or next Adjustment Date no later than June 1, 1999;

          (xi) Each Mortgage Loan bears interest based on a 360-day year consisting of twelve 30-day months; and

          (xii) As of the Cut-off Date, no payment on any Mortgage Loan is 30 days or more delinquent (two or more payments missed). One Mortgage Loan has been contractually delinquent (two payments missed) on one occasion prior to the Cut-off Date.

     Section 3.03 Purchase and Substitution.

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 above with respect to the related Sub-Pool shall survive the transfer and assignment of the Mortgage Loans to the Trustee and delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, any Subservicer, the Custodian, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Depositor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Depositor shall either (a) within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects, or (b) on the Determination Date next succeeding the end of the 60 day period described in clause (a), either (1) purchase such Mortgage Loan, in the manner and at the price specified in Section 2.05(b) above or (2) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Depositor delivers to the Trustee and the Certificate Insurer an Opinion of Counsel that such substitution would not constitute a prohibited transaction under the REMIC Provisions or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time any Certificates are outstanding. Any such substitution shall be accompanied by payment by the

Depositor of the Substitution Adjustment, if any, to be deposited in the related Principal and Interest Account. For purposes of calculating the related Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section 3.03 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

     The Servicer shall deposit in the related Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. The Servicer shall promptly deliver to the Trustee a copy of the related amended Mortgage Loan Schedule. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02 above. On the date of such substitution, the Depositor will remit to the Servicer, and the Servicer will deposit into the related Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

     It is understood and agreed that the obligations of the Depositor set forth in Sections 2.05 and 3.03 above to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties.

     Any cause of action against the Depositor relating to or arising out of a defect in a Trustee's Mortgage File as contemplated by Section 2.05 above or the breach of any representations and warranties made in Sections 3.01 or 3.02 above shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Depositor or notice thereof by the Depositor to the Trustee, (ii) failure by the Depositor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and
(iii) demand upon the Depositor by the Trustee for all amounts payable in respect of such Mortgage Loan.

     Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is reasonably foreseeable, no purchase or substitution pursuant to Section 2.05(b) above or this Section 3.03 shall be made unless the Depositor provides to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund REMIC, as defined in Section 860F of the Code, or a tax on contributions to the Trust Fund REMIC, under the REMIC Provisions, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with such Sections 2.05 and 3.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such purchase or substitution will not result in any of the events described in clauses (i) and (ii) of the preceding sentence. The Trustee shall give prompt written notice to Moody's, S&P and the Certificate Insurer of any repurchase or substitution made pursuant to this Section 3.03.

     The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement, and may rely conclusively on any Opinion of Counsel delivered to it under this Section 3.03.

                                   ARTICLE IV

                                THE CERTIFICATES

     Section 4.01 The Certificates.

     The Certificates shall be substantially in the form annexed hereto as Exhibits B-1 through B-3, and shall, upon original issue, be executed (not in its individual capacity, but solely as Trustee) and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor, concurrently with the transfer and assignment to the Trustee of the Mortgage Loans pursuant to Section 2.01 above. All Certificates shall be issued in Authorized Denominations. So long as the Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5 and Class 2A Certificates are Book-Entry Certificates, each Class of such Certificates shall be evidenced by one or more certificates representing the entire amount of the related Original Class Principal Balance. All Certificates shall be executed and authenticated by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee and on behalf of the Certificate Registrar by an authorized officer of the Certificate Registrar. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

     Section 4.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at its office in Chicago, Illinois, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. The Trustee hereby accepts appointment as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided (the "Certificate Registrar").

     (b) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer of a Class R Certificate is to be made in reliance upon an exemption from the 1933 Act, the Trustee or the Certificate Registrar shall require, in order to assure compliance with the 1933 Act, that the Certificateholder desiring to effect such disposition and such Certificateholder's prospective transferee each certify to the Trustee or the Certificate Registrar in writing the facts surrounding such disposition substantially in the form of Exhibit D. In the event that such certification of facts does not on its face establish the availability of an exemption under the 1933 Act, the Trustee may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. None of the Servicer, the Depositor nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without such registration or qualification.

     (c) Each Person who has or who acquires any Percentage Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Percentage Interest in a Class R Certificate may be transferred (including any transfer to the initial holder) and the Trustee shall not register the transfer of the Class R Certificate unless the Trustee shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee substantially in the form attached hereto as Exhibit J and (B) a certificate (a "Transfer Certificate") of the transferror substantially in the form attached hereto as Exhibit J-1 to the effect that (1) such transferror has no actual knowledge that the proposed transferee is not a Permitted Transferee and (2) no purpose of such proposed transfer is to impede the assessment or collection of tax.

          (iii) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate, (C) to deliver a Transfer Certificate to the Trustee in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or if any purpose of such transfer is to impede the assessment or collection of tax.

          (iv) Each Person holding or acquiring a Percentage Interest in a Class R Certificate, by purchasing a Percentage Interest in such Certificate, agrees to give the Trustee and the Depositor written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately upon acquiring a Percentage Interest in a Class R Certificate, if it is, or is holding a Percentage Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (v) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this
     Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to, recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (vi) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate as a result of its exercise of such discretion.

          (vii) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of a Percentage Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds a Percentage Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

     Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

     No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

     None of (i) the Trust Fund, (ii) the Servicer, (iii) the Depositor or (iv) any Subservicer shall be a Class A Certificateholder. Any attempted or purported transfer in violation of the preceding sentence shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class A Certificate in violation of such sentence, then the last preceding Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Certificate. The Trustee shall notify the Servicer of any transfer in violation of this paragraph upon receipt of written notice thereof. The Trustee shall be under no liability to any Person for any registration of transfer of a Class A Certificate not permitted by this paragraph or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered without such receipt. The Trustee shall be entitled, but not obligated, to recover from any Holder of a Class A Certificate that was in fact not a permitted Holder under this paragraph, all payments made on such Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

     Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the Chicago, Illinois office of the Trustee (or at the office of the designated Certificate Registrar), the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer of any such transfer.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached hereto as Exhibit E, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing, together with wiring instructions, if applicable, in the form attached hereto as Exhibit E(1).

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be marked "cancelled" by the Trustee.

     (d) Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal only with the Depository for purposes of exercising the rights of Holders of Class A Certificates under this Agreement.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (e) If (x)(i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Servicer is unable to locate a qualified successor, (y) the Servicer at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, the aggregate of the Majority Certificateholders of the Sub-Pool(s) affected by such Event of Default may advise the Trustee in writing that the continuation of a book-entry system through the Depository, to the exclusion of Definitive Certificates, is no longer in the best interests of the related Certificate Owners, the Trustee shall notify all of the related Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class 1A or Class 2A Certificates (the "Definitive Certificates"), as the case may be, to the Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, upon receipt of written notice from the Servicer that it has received adequate security or indemnity and no notice that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, deliver and authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.04 Persons Deemed Owners.

                  Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section
6.06 and for all other purposes whatsoever, and the Depositor, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

     Section 4.05 Information Reports to be Filed by the Servicer.

     The Servicer or the Subservicers shall file the information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports and returns have been filed. Such reports and returns shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

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


                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01 Duties of the Servicer.

     (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Subservicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans with respect to Sub-Pool 1, and for first mortgage loans with respect to Sub-Pool 2 or (y) is an Affiliate of the Servicer. The Servicer shall give written notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 7.02, prior to such release, the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1997, Series 1997-2" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of June 1, 1997, Series 1997-2" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(d).

     (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Trustee (or its designee) shall have no liability or obligations under any Subservicing Agreements with respect to any period prior to becoming the new Servicer, whether for acts or omissions of the Servicer or otherwise, and the Servicer shall not by virtue of such replacement be relieved of any such liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, notwithstanding any provision of this Agreement to the contrary, the Servicer shall not consent to, make or permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan unless (A) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Servicer, such default is reasonably foreseeable and (B) in the sole judgment of the Servicer such modification would increase the proceeds of such Mortgage Loan and (C) the Certificate Insurer has consented to such modification, or (ii) any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations, promulgated thereunder) and (B) cause the Trust Fund REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and subject to the consent of the Certificate Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure, REO Property management procedures and the making of Servicing Advances) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 2, and giving due consideration to the Certificate Insurer's and the Certificateholders reliance on the Servicer.

     (f) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations hereunder with respect to a Sub-Pool, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to such Section 9.04, the Trustee or its designee shall assume all of the rights and obligations of the Servicer hereunder with respect to such Sub-Pool, subject to Section
10.02. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the related Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights with respect to such Sub-Pool and obligations to the assuming party.

     Section 5.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 above is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificate Insurer and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders on behalf of the Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10, provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute Servicing Advances.

     After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Insurer and, upon request, any Certificateholder, a Liquidation Report certified by a Responsible Officer, in the form attached hereto as Exhibit M, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

     Section 5.03 Establishment of Principal and Interest Accounts; Deposits in
                  Principal and Interest Accounts.

     With respect to each Sub-Pool, the Servicer shall cause to be established and initially maintained with the Trustee one or more Principal and Interest Accounts, which shall be Eligible Accounts, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2" and with respect to Sub-Pool 2, "Sub-Pool 2 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." Subsequent to the Closing Date, the Servicer may transfer the related Principal and Interest Account to another institution, provided that each Principal and Interest Account shall be an Eligible Account and all amounts therein shall be invested only in Permitted Instruments. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such letter agreement shall be furnished on the Closing Date to the Trustee, the Certificate Insurer and, upon request, any Certificateholder. With respect to each Sub-Pool, the Servicer shall deposit (without duplication) the following amounts with respect to such Sub-Pool within one (1) Business Day of receipt of good funds in the related Principal and Interest Account and retain therein:

          (i) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans and all Excess Payments, Principal Prepayments and Curtailments received after the Cut-off Date, or after the Subsequent Cut-off Date, as the case may be, and other than the Depositor's Yield;

          (ii) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans, or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, on account of interest on the Mortgage Loans;

         (iii) all Net Liquidation Proceeds;

          (iv) all Insurance Proceeds;

           (v) all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.03 above; and

          (vii) any amount required to be deposited in the related Principal and Interest Account pursuant to Section 5.04 or 11.01.

     The foregoing requirements for deposit in the related Principal and Interest Account shall be exclusive; it being understood and agreed that, without limiting the generality of the foregoing, the Depositor's Yield, the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the related Principal and Interest Account except at such times as Supplemental Interest is due. Any interest earnings on funds held in the related Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the related Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Remittance Amount to the Trustee. Any reference herein to amounts on deposit in the related Principal and Interest Account shall refer to amounts net of such investment earnings.

     Section 5.04 Permitted Withdrawals From the Principal and Interest Account.

     With respect to each Sub-Pool, the Servicer shall withdraw or cause to be withdrawn funds from the related Principal and Interest Account for the following purposes:

          (i) to effect the remittance to the Trustee on the Determination Date of the Excess Spread and the amounts set forth in clause (i) of the definition of Available Remittance Amount. For the purposes of this Section 5.04(i), the calculation of the Available Remittance Amount shall be made without reference to the actual deposit of funds in the related Certificate Account;

          (ii) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and unreimbursed Servicing Advances and any amount described in Section 6.13(b) or Section 6.13(c) deposited in the related Certificate Account and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period, if the Servicer is the Depositor. The Servicer's right to reimbursement for accrued and unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor with respect to a Sub-Pool or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed (including amounts paid by the Depositor in connection with the purchase or substitution of Mortgage Loans pursuant to Section 2.05 or 3.03 above). The Servicer's right to reimbursement for unreimbursed Monthly Advances and amounts described in Section 6.13(b) or
     Section 6.13(c) (if the Servicer is the Depositor) shall be limited to collections of interest on any Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement from Liquidation Proceeds for Monthly Advances made pursuant to Section 6.09(c) or Section 6.09(d), or for amounts deposited in the related Certificate Account pursuant to Section 6.13(b) or Section 6.13(c) and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period. It is understood that the Servicer's right to reimbursement pursuant hereto shall be senior to the rights of Certificateholders unless the Depositor or any of its affiliates is the Servicer and the Depositor is required to repurchase or substitute a Mortgage Loan pursuant to Section
     2.05 or 3.03 above, in which case the Servicer's right to such reimbursement shall be subordinate to the rights of Certificateholders to receive the purchase price or substitution adjustment pursuant to such Sections 2.05 and 3.03;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonap- pealable order of a court having competent jurisdiction;

          (iv) (a) to make investments in Permitted Instruments and (b) to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the related Principal and Interest Account;

          (v) to withdraw any funds deposited in the related Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

          (vi) to pay itself Servicing Compensation pursuant to Section 7.03 to the extent not retained or paid pursuant to Section 5.03 or 5.04(ii);

          (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of Section 5.10;

          (viii) to remit to the Trustee any amount which was deposited by the Certificate Insurer pursuant to Section 11.01 to cover unpaid fees and expenses of the Trustee; and

          (ix) to clear and terminate the related Principal and Interest Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

     So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the funds held in the related Principal and Interest Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Trustee by the Servicer. In either case, funds in the related Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the

Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains the related Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the related Principal and Interest Account are invested must be held by or registered in the name of "Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." All interest or other earnings from funds on deposit in the related Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the related Principal and Interest Account pursuant to clause
(iv) above and the penultimate sentence of Section 5.03 above. The amount of any losses incurred in connection with the investment of funds in the related Principal and Interest Account in Permitted Instruments shall be deposited in the related Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

     Section 5.05 Payment of Property Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

     With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, real estate taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.05, including without limitation any advances of such payments, shall constitute Servicing Advances.

     Section 5.06 Transfer of Accounts; Monthly Statements.

     Notwithstanding Section 5.03 above, the Principal and Interest Accounts and each of the other Accounts shall be established, as of the Closing Date, with the Trustee as Eligible Accounts pursuant to clause (B) of the definition thereof. The Principal and Interest Accounts and each of the Accounts or any of them may, upon written notice to the Trustee and the Certificate Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account. The Certificate Insurer shall be provided with a monthly statement of activity in the Principal and Interest Accounts and the Accounts from each party holding such accounts.

     Section 5.07 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained, subject to the provisions of
Section 5.08, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan, and the First Lien, with respect to Sub-Pool 1, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan the Servicer determines that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Sub-Pool 2, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures with respect to Sub-Pool 1, and with customary first mortgage servicing procedures with respect to Sub-Pool 2) shall be deposited in the Principal and Interest Account with respect to the related Sub-Pool, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section 5.04 above. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including without limitation any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

     Section 5.08 Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans or all of the Mortgage Loans in a Sub-Pool, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07 above, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
5.07 above, it being understood
and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07 above, and there shall have been a loss which would have been covered by such policy, deposit in the related Principal and Interest Account the difference, if any, between the amount that would have been payable under a policy complying with
Section 5.07 above and the amount paid under such blanket policy. On the Closing Date, such blanket policy is maintained with St. Paul Insurance Company.

     Section 5.09 Fidelity Bond.

     The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy.

     Section 5.10 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.10 shall be Servicing Advances.

     The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the related Principal and Interest Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or withdraw from such amounts, funds necessary for the proper operation, management and maintenance of the related REO Property and the fees of any managing agent acting on behalf of the Servicer.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certificateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property shall be promptly deposited in the related Principal and Interest Account, net of Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04 above, for distribution to the Certificateholders in accordance with Section 6.06.

     In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall sell such Mortgaged Property for cash within two years after its acquisition of such Mortgaged Property for purposes of Section 860(G)(a)(8) of the Code unless the Servicer either (i) applies, at the expense of the Trust Fund (as a Servicing Advance), more than 60 days prior to the expiration of such two year period, and is granted an extension of time by the Internal Revenue Service to sell such Mortgaged Property (in which case the Servicer shall sell such Mortgaged Property prior to the expiration of any extension to such two-year grace period) or (ii) receives an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to two years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, such that in the case of either clause (i) or (ii) such action would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or result in the receipt by the Trust Fund or any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. Any out-of-pocket expenses incurred by the Servicer including any Opinions of Counsel pursuant to this Section 5.10 shall constitute Servicing Advances. If a period greater than two years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee and the Certificate Insurer and shall report monthly to the Trustee as to the progress being made in selling such REO Property.

     With respect to each Multifamily Loan and Sub-Pool 1 Mixed Use Loan:

          (i) Prior to the acquisition of title to such property, the Servicer shall review the operation of such property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Servicer determines from such review that:

               (A) None of the income from Directly Operating such property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC

          Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such property may be Directly Operated by the Servicer as REO Property;

               (B) Directly Operating such property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Servicer may (provided, that in the good faith and reasonable judgment of the Servicer, it is commercially feasible) acquire such property as REO Property and so lease or operate such REO Property; or

               (C) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property. The Servicer shall give written notice to the Trustee and the Certificate Insurer summarizing a proposed plan ("Proposed Plan") to manage such property as REO Property. Such notice shall include potential sources of income, and to the extent reasonably feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such notice, the Servicer shall consult with the Trustee and the Certificate Insurer and shall advise the Trustee and the Certificate Insurer of the Servicer's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the extent feasible) advise the Servicer and the Certificate Insurer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After the Servicer has provided the Trustee and the Certificate Insurer with the information described in the two preceding sentences, the Servicer shall either (A) implement the Proposed Plan (after acquiring the respective property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. The Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Servicer after consultation with the Certificate Insurer as to which means would be in the best interest of the Certificateholders and the Certificate Insurer by maximizing (to the extent commercially feasible) the net after-tax REO Proceeds received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective property. The Servicer, the Trustee and the Certificate Insurer may consult with counsel in connection with determinations required under this Section 5.10(i)(C). The cost of such consultation by the Servicer shall constitute a Servicing Advance. Neither the Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the Trustee, the Servicer or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 5.10(i)(C). Nothing in this Section

          5.10(i)(C) is intended to prevent the sale of a Defaulted Mortgage Loan pursuant to the terms and subject to the conditions of Section 5.11.

     Section 5.11 Right to Repurchase Defaulted Mortgage Loans.

     The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase on any Determination Date for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent at a price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan through the end of the Due Period in which such Determination Date falls, computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (the "Purchase Price"). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited by the Servicer in the related Principal and Interest Account and the Trustee, upon receipt of a Request for Release and confirmation of such deposit from the Servicer in the form of Exhibit I, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Section 5.12 Collection of Certain Mortgage Loan Payments.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments past due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days without the Certificate Insurer's prior written consent, and in no event later than the final maturity date of the Mortgage Loan, provided that such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the Due Dates for payments past due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) above.

     Section 5.13 Access to Certain Documentation and Information
                  Regarding the Mortgage Loans.

     The Servicer shall provide to the Trustee, the Certificateholders, the Certificate Insurer and any supervisory agents or examiners of each of the foregoing access to the documentation regarding the Mortgage Loans (such access in the case of supervisory agents or examiners being limited to that documentation required by applicable state and federal regulations) being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 5.14 Superior Liens.

     With respect to any Sub-Pool 1 Mortgage Loan, the Depositor or the Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lien- holder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     With respect to any Sub-Pool 1 Mortgage Loan, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would either be recoverable from the Liquidation Proceeds on the related Mortgage Loan or increase the Net Liquidation Proceeds available to the Trust Fund. The Servicer shall thereafter take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 5.14 shall be Servicing Advances with respect to Sub-Pool 1.

     Section 5.15. Environmental Matters.

     Notwithstanding any other provision of this Agreement to the contrary, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any regulated substance, toxic substance, hazardous waste or hazardous substance or any similar or like classification (as such terms are defined or used in CERCLA or any federal, state or local statutes, laws, rules or regulations pertaining to environmental matters) on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, unless the Servicer has obtained the prior written consent of the Certificate Insurer. The preceding sentence shall not apply to the presence, use or storage on the related Mortgaged Property of hazardous substances that are generally recognized to be appropriate to normal residential use and maintenance of the related Mortgaged Property.

     Section 5.16 Acknowledgment of Duties and Obligations.

     Any provision hereof to the contrary notwithstanding, the Depositor acknowledges that (i) as of the Closing Date the Servicer is an unincorporated division of the Depositor, (ii) actions and agreements by an unincorporated division of the Depositor are those of the Depositor and (iii) the Depositor is responsible for all duties and obligations of its unincorporated division hereunder.

                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

     Section 6.01 Establishment of Certificate Account;
                  Deposits in Certificate Account.

     With respect to each Sub-Pool, and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2" and with respect to Sub-Pool 2, "Sub-Pool 2 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." With respect to each Sub-Pool, the Trustee shall, promptly upon receipt, deposit in the related Certificate Account and retain therein:

          (i) the portion of the related Available Remittance Amount remitted by the Servicer pursuant to Section 5.04(i) above;

          (ii) the related Monthly Advance, the related Compensating Interest and the related Supplemental Interest remitted to the Trustee by the Servicer;

          (iii) the Excess Spread with respect to the related Sub-Pool remitted to the Trustee by the Servicer pursuant to Section 5.04(i) above and Insured Payments with respect to the related Sub-Pool pursuant to Section 6.06(b);

          (iv) all income or gain from investments of funds on deposit in the related Certificate Account pursuant to Section 6.05(e) and amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Certificate Account;

          (v) the Termination Price; and

          (vi) any amounts required to be deposited in the related Certificate Account pursuant to Sections 6.13(b), 6.13(c) and 6.14(c).

     Section 6.02 Permitted Withdrawals from Certificate Account.

     With respect to each Sub-Pool, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date, withdraw amounts on deposit in the related Certificate Account on each Remittance Date in the following order of priority:

          (i) except as to the final Remittance Date hereunder, to pay the Certificate Insurer the related Monthly Premium pursuant to Section 6.04;

          (ii) to effect the distributions described in Section 6.06(c), exclusive of the distributions described in the last paragraph of Section 6.06(c);

          (iii) except as to the final Remittance Date hereunder, to make deposits in the related Trustee Expense Account pursuant to Section 6.03(a)(i);

and also, in no particular order of priority:

          (iv) to invest amounts on deposit in the related Certificate Account in Permitted Instruments pursuant to Section 6.05;

          (v) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Certificate Account;

          (vi) to withdraw any amount not required to be deposited in the related Certificate Account or deposited therein in error; and

          (vii) to clear and terminate the related Certificate Account upon the termination of this Agreement in accordance with Article XI of this Agreement.

     Section 6.03 Establishment of Trustee Expense Account; Deposits in
                  Trustee Expense Account; Permitted Withdrawals from Trustee Expense Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2", and with respect to Sub-Pool 2, "Sub-Pool 2 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." With respect to each Sub-Pool, the Trustee shall deposit into the related Trustee Expense Account:

          (i) on each Remittance Date (other than the final Remittance Date hereunder) from the amounts on deposit in the related Certificate Account an amount equal to the Annual Trustee Expense Amount, subject to the provisions of Section 6.06(c); and

          (ii) upon receipt, all income or gain from investments of funds on deposit in the related Trustee Expense Account pursuant to Section 6.05(e) and all amounts required to be paid by the Servicer pursuant to such
     Section 6.05(e) in connection with losses on investments of amounts in the related Trustee Expense Account.

If at any time the amount then on deposit in any Trustee Expense Account shall be insufficient to pay in full the fees and expenses of the Trustee then due with respect to a Sub-Pool, the Trustee shall make demand on the related Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. If the related Servicer fails to make such advance, the Depositor shall do so upon demand of the Trustee. Thereafter, the Servicer and the Depositor shall be entitled to reimbursement solely from the related Trustee Expense

Account pursuant to subclause (c)(ii) below for the amount of any such advance from any excess available after payment of Trust Fund expenses.

     (b) The Trustee may withdraw amounts on deposit in the Trustee Expense Account with respect to each Sub-Pool for investment in Permitted Instruments pursuant to Section 6.05, and the Trustee shall withdraw amounts on deposit in the related Trustee Expense Account:

          (i) to pay, as described in Section 2.08 above, the Trustee's fees and expenses allocable to or incurred in connection with the Certificates with respect to the related Sub-Pool;

          (ii) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Trustee Expense Account;

          (iii) to withdraw any amounts not required to be deposited in the related Trustee Expense Account or deposited therein in error; and

          (iv) to clear and terminate the related Trustee Expense Account upon termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

     (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine whether all payments required to be made pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and from any amounts remaining in the related Trustee Expense Account, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date (in the following order of priority):

          (i) pay any amounts not previously paid and required to be paid pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above;

          (ii) reimburse the Servicer and/or the Depositor, for Reimbursable Amounts;

          (iii) reimburse the Servicer and/or the Depositor for advances made by it pursuant to the last paragraph of subclause (a) above; and

          (iv) remit to the Servicer as additional Servicing Compensation any amounts remaining in the related Trustee Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii), (b)(iii), (c)(i) and (c)(ii), above.

     Section 6.04 Payment of Monthly Premium to Certificate Insurer.

     With respect to each Sub-Pool and on each Remittance Date commencing on July 25, 1997 (other than the final Remittance Date hereunder), from the amounts on deposit in the Certificate Account with respect to the related Sub-Pool, prior to making the remittances required pursuant to Section 6.06(c), the Trustee shall pay the Certificate Insurer the Monthly Premium with respect to such Sub-Pool.

     Section 6.05 Investment of Accounts.

     (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, except the Pre-Funding Accounts held by the Trustee, shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Servicer, in one or more Permitted Instruments. Subject to the last paragraph of Section 5.04 above in the case of the Principal and Interest Accounts, no such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date. Consistent with any requirements of the Code, all or a portion of the Reserve Accounts held by the Trustee shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Holders of a majority in Percentage Interest of the Class R Certificates in one or more Permitted Instruments. No such investment shall mature later than the Business Day immediately preceding the next Remittance Date.

     (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 6.05 is the cause of such loss or charge or if the Trustee is the obligor and has defaulted thereon.

     (c) Subject to Section 12.01, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer or the Holders of a majority in Percentage Interest of the Class R Certificates, as applicable, shall from time to time direct as set forth in Section 6.05(a) above, but only in one or more Permitted Instruments.

     (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt, and the Trustee shall notify the Servicer, or the Depositor, or the Holders of a majority in Percentage Interest of the Class R Certificates as the case may be, of any loss resulting from such investments. Upon receipt of such notification, the Servicer, in the case of all Accounts other than the Interest Coverage Accounts and the Reserve Accounts, the Depositor, in the case of the Interest Coverage Accounts and the Class R Certificateholders in the case of the Reserve Accounts, shall promptly remit the amount of any such loss from their own funds, without reimbursement therefor, to the Trustee for deposit in the Account or Accounts from which the related funds were withdrawn for investment.

     Section 6.06 Priority and Subordination of Distributions.

     (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interests of the Class R Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are properly distributed in respect of the Class R Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to the terms of this Agreement.

     (b) As soon as possible, and in no event later than 10:00 a.m. Chicago time on the Business Day immediately preceding each Remittance Date, subject to receipt by the Trustee of the Servicer's Certificate, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") indicating that an Insured Payment is necessary. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Certificateholders under the Certificate Insurance Policy, other than amounts representing Supplemental Interest, the Trustee shall deposit such Insured Payments in the related Certificate Account and shall distribute such Insured Payments in accordance with Section 6.02(ii) above and Section 6.06(c) and (d).

     Each Class A Certificateholder shall promptly notify the Trustee in writing upon the receipt of a court order as described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. The Trustee shall promptly notify the Certificate Insurer upon its receipt from any Certificateholder of any such court order. If the payment of any portion or all of any amount that is insured by the Certificate Insurer under the Certificate Insurance Policy is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Class A Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of the Certificate Insurance Policy because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Class A Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Class A Certificates (a "Preference Amount"), the Certificate Insurer will pay an amount equal to each such Preference Amount, on the second Business Day following receipt by the Certificate Insurer of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee and/or such Class A Certificateholder relating to or arising under such Preference Amount and appointing the Certificate Insurer as the agent of the Trustee and/or such Class A Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Class A Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer). Notwithstanding the foregoing, in no event shall the Certificate Insurer be (i) required to make any payment under the Certificate Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Certificate Insurer thereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Class A Certificates, prior to the time the Certificate Insurer otherwise would have been required to make a payment in respect of such principal.

     Each Class A Certificateholder, by its purchase of the Class A Certificates, the Servicer and the Trustee hereby agree that the Certificate Insurer may at any time during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Servicer, the Trustee and each Class A Certificateholder in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim.

     The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment with respect to the related Sub-Pool from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate with respect to the related Sub-Pool in accordance with the provisions of this Section 6.06. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments with respect to a Sub-Pool, either directly or indirectly (as by paying through the Trustee), to the related Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of such Class A Certificateholders, with respect to such Insured Payment, shall be deemed, to the extent of the payments so made, to be a registered Class A Certificateholder and shall receive all future related Class A Remittance Amounts with respect to such Sub-Pool until all such Insured Payments by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall, or shall cause the Certificate Registrar to, note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee or the Certificate Registrar upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of Insured Payments made by it, the Certificate Insurer shall be paid before payment of the balance of the Class A Remittance

Amount with respect to the related Sub-Pool for which an Insured Payment was made, is made to the other Holders of the related Class A Certificates, subject to the following paragraph.

     It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Remittance Date for amounts previously paid by it with respect to a Sub-Pool unless on such Remittance Date the related Class A Certificateholders shall also have received the full amount of the related Class A Remittance Amount with respect to the related Class of Class A Certificates (exclusive of any related Class A Carry-Forward Amount, to the extent representing amounts previously paid to such related Class A Certificateholders as Insured Payments or representing interest accrued in respect of Insured Payments) for such Remittance Date.

     (c) On or before each Remittance Date, the Servicer shall determine the Overcollateralization Amount for each Sub-Pool after giving effect to the distribution of the related Class A Principal Remittance Amount to the Holders of the related Class of Class A Certificates on such Remittance Date and the amount of the related Net Excess Spread. On each Remittance Date the Trustee shall withdraw from each Certificate Account the related Amount Available, and make distributions thereof, based upon the information set forth in the Servicer's Certificate for such Remittance Date, in the following order of priority to the extent available, except to the extent that the priority set forth in Section 6.07 shall be applicable:

     (A) With respect to the Class 1A Certificates and Sub-Pool 1:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the Amount Available with respect to Sub-Pool 1; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates;

               (ii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clause (X)(i) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-2 Certificates;

               (iii) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) and (ii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-3 Certificates;

               (iv) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (iii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-4 Certificates;

               (v) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (iv) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-5 Certificates;

               (vi) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and
          (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through (v) above; and

                    (B) the Class 1A-5 Lockout Remittance Amount;

               (vii) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance, to the extent described below, until the Class 1A-1 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (vi) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clause (X)(vi) above;

               (viii) at such time as the Class 1A-1 Principal Balance has been reduced to zero, to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-2 Principal Balance, to the extent described below, until the Class 1A-2 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (vii) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) and (vii) above;

               (ix) at such time as the Class 1A-2 Principal Balance has been reduced to zero, to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-3 Principal Balance, to the extent described below, until the Class 1A-3 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (viii) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) through (viii) above;

               (x) at such time as the Class 1A-3 Principal Balance has been reduced to zero, to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-4 Principal Balance, to the extent described below, until the Class 1A-4 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (ix) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) through (ix) above;

               (xi) at such time as the Class 1A-4 Principal Balance has been reduced to zero, to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance, to the extent described below, until the Class 1A-5 Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through (x) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (X)(vi) through (x) above;

               (xii) to the Sub-Pool 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xi) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 1;

               (xiii) to the Class 1A-1 Certificateholders to be applied to reduce the Class 1A-1 Principal Balance until the Class 1A-1 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xii) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xiv) to the Class 1A-2 Certificateholders to be applied to reduce the Class 1A-2 Principal Balance until the Class 1A-2 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xiii) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

                  (xv) to the Class 1A-3 Certificateholders to be applied to reduce the Class 1A-3 Principal Balance until the Class 1A-3 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xiv) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xvi) to the Class 1A-4 Certificateholders to be applied to reduce the Class 1A-4 Principal Balance until the Class 1A-4 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xv) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xvii) to the Class 1A-5 Certificateholders to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (X)(i) through
               (xvi) above; and

                    (B) the Additional Principal with respect to Sub-Pool 1;

               (xviii) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xvii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (xix) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (X)(i) through (xviii) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 1 previously made by the Servicer and not previously reimbursed; and

               (xx) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 1, if any, after payments described in clauses (X)(i) through (xix) above.

          (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the Amount Available with respect to Sub-Pool 1; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates;

               (ii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clause (Y)(i) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-2 Certificates;

               (iii) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (Y)(i) and (ii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-3 Certificates;

               (iv) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (Y)(i) through
               (iii) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-4 Certificates;

               (v) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 1 after payments described in clauses (Y)(i) through
               (iv) above; and

                    (B) the Class 1A Interest Remittance Amount with respect to the Class 1A-5 Certificates;

               (vi) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance to the extent described below, until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (v) above; and

                    (B) the Class 1A-5 Lockout Remittance Amount;

               (vii) to the Class 1A-1 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance until the Class 1A-1 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (vi) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clause (Y)(vi) above;

               (viii) to the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-2 Principal Balance until the Class 1A-2 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (vii) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (Y)(vi) and (vii) above;

               (ix) to the Class 1A-3 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class

          1A-3 Principal Balance until the Class 1A-3 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (viii) above; and

                    (B) the balance of the Class A Principal Remittance Amount after payments described in clauses (Y)(vi) through (viii) above;

               (x) to the Class 1A-4 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-4 Principal Balance until the Class 1A-4 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (ix) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (Y)(vi) through (ix) above;

               (xi) to the Class 1A-5 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-5 Principal Balance until the Class 1A-5 Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (x) above; and

                    (B) the balance of the related Class A Principal Remittance
               Amount after payments described in clauses (Y)(vi) through (x) above;

               (xii) to the Sub-Pool 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xi) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 1;

               (xiii) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (xiv) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 1 after payments described in clauses (Y)(i) through (xiii) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 1 previously made by the Servicer and not previously reimbursed; and

               (xv) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 1, if any, after payments described in clauses (Y)(i) through (xiv) above.

     (B) With respect to the Class 2A Certificates and Sub-Pool 2:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the Amount Available with respect to Sub-Pool 2; and

                    (B) the Class 2A Interest Remittance Amount with respect to the Class 2A Certificates;

               (ii) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A Principal Balance, to the extent described below, until the Class 2A Principal Balance thereof is reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 2 after payments described in clause (X)(i) above; and

                    (B) the Class A Principal Remittance Amount with respect to the Class 2A Certificates;

               (iii) to the Sub-Pool 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 2;

               (iv) to the Class 2A Certificateholders to be applied to reduce the Class 2A Principal Balance until the Class 2A Principal Balance has been reduced to zero, an amount equal to the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 2 after payments described in clauses (X)(i) through
               (iii) above; and

                    (B) the Additional Principal with respect to Sub-Pool 2;

               (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through (iv) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (vi) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (X)(i) through (v) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 2 previously made by the Servicer and not previously reimbursed; and

               (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 2, if any, after payments described in clauses (X)(i) through (vi) above.

          (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

               (i) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

                    (A) the balance of the Amount Available with respect to
               Sub-Pool 2; and

                    (B) the Class 2A Interest Remittance Amount with respect to the Class 2A Certificates;

               (ii) to the Class 2A Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A Principal Balance until the Class 2A Principal Balance has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward

          Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount below, the lesser of:

                    (A) the balance of the Net Excess Amount Available with
               respect to Sub-Pool 2 after payments described in clause (Y)(i) above; and

                    (B) the Class A Principal Remittance Amount with respect to the Class 2A Certificates;

               (iii) to the Sub-Pool 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Sub-Pool 2;

               (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (iii) above and any expenses incurred in connection with any third party claims that remain unreimbursed;

               (v) to the Servicer, an amount equal to the lesser of the balance of the Amount Available with respect to Sub-Pool 2 after payments described in clauses (Y)(i) through (iv) above and the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Sub-Pool 2 previously made by the Servicer and not previously reimbursed; and

               (vi) to the Class R Certificateholders, the balance of the Amount Available with respect to Sub-Pool 2, if any, after payments described in clauses (Y)(i) through (v) above.

     As contemplated by Section 6.06(b) above, amounts distributed to the related Class A Certificateholders pursuant to Sections 6.06(c)(A)(X)(i) through
(xi) and 6.06(c)(A)(Y)(i) through (xi) with respect to Sub-Pool 1, and Sections 6.06(c)(B)(X)(i) and (ii) and 6.06(c)(B)(Y)(i) and (ii) with respect to Sub-Pool 2 above shall be applied first to distributions to the actual Certificateholders, to the extent of, as applicable, the related Class A Remittance Amount with respect to the related Classes of Class A Certificates (exclusive of any Class A Carry-Forward Amount to the extent representing amounts previously paid to the related Classes of Class A Certificateholders, as Insured Payments or representing interest accrued in respect of Insured Payments), and then to reimbursement payments to the Certificate Insurer as subrogee to such Certificateholders.

     Upon the earlier to occur of (i) the August 25, 1997 Remittance Date and
(ii) the termination of this Agreement, the Trustee shall distribute any amount remaining in the related Pre-Funding Account to the related Class 1A or Class 2A Certificateholders, in proportion to the related Class 1A Principal Balance and the Class 2A Principal Balance, respectively, to reduce the related Class 1A Principal Balance and the Class 2A Principal Balance until the related Class 1A Principal Balance and the Class 2A Principal Balance are zero.

     (d) Except as otherwise provided in the next succeeding sentence and Sections 6.06(e) and 6.07, all distributions made to the Class 1A Certificateholders, Class 2A Certificateholders or Class R Certificateholders as a Class on each Remittance Date will be made on a pro rata basis among the Certificateholders of record of the respective Class on the immediately preceding Record Date, except that the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date, based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record
(i) any Class R Certificate, or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000 appearing in the Certificate Register and shall have provided timely and complete wiring instructions, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in the manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Certificates. None of the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

     To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the respective Class A Certificate as set forth in Exhibits B-1 and B-2.

     Section 6.07 Insufficiency of Amount Available or Net Excess Amount
                  Available.

     If as of any Remittance Date the Amount Available, if such Remittance Date is prior to the Cross-Over Date, or the related Net Excess Amount Available plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 above, if such Remittance Date is on or after the Cross-Over Date, is insufficient to pay the related Class A Certificateholders the related Class A Interest Remittance Amount, then the related Amount Available or related Net Excess Amount Available, plus that additional portion of the related Amount Available constituting Excess Spread with respect to the related Sub-Pool available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (v) with respect to Sub-Pool 1, and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2 above, as the case may be, shall be distributed by the Trustee to the related Class A Certificateholders (including the Certificate Insurer as subrogee thereof) as follows, with respect to each Sub-Pool: first, to the extent of the related Class A Remittance Amount with respect to the related Class of Class A Certificates exclusive of that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Sub-Pool or interest accrued in respect of such Insured Payments, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall; and second, that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Sub- Pool or interest accrued in respect of such Insured Payments with respect to the related Sub- Pool, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall.

     Section 6.08 Statements.

     On or before 10:00 a.m. New York City time on the Determination Date, the Servicer shall deliver to the Certificate Insurer and the Trustee, by telecopy, the receipt and legibility of which shall be confirmed telephonically, and with hard copy thereof (and in the case of the remittance report referenced below, such report in computer readable magnetic tape, electronic data file or equivalent form) to be delivered on the following Business Day, a certificate signed by a Servicing Officer and the Servicer's Monthly Remittance Report substantially in the form attached hereto as Exhibit Q (together, the "Servicer's Certificate") stating the date (day, month and year), the series number of the Certificates, the date of this Agreement, and the following information with respect to each Sub-Pool:

          (i) The Available Remittance Amount for the related Remittance Date and any portion thereof that has been deposited in the related Certificate Account but, pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, may not be withdrawn therefrom, the Amount Available with respect to each Sub-Pool and the Net Excess Amount Available with respect to each Sub-Pool;

          (ii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class 1A Principal Balance and the Original Class 2A Principal Balance;

          (iii) The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

          (iv) The amount of all Curtailments which were received during the Due Period;

          (v) The combined aggregate amount of (i) all Excess Payments and (ii) the principal portion of all Monthly Payments received during the related Due Period;

          (vi) The amount of interest received on the Mortgage Loans;

          (vii) The amount of the Monthly Advances to be made on the Determination Date, the Compensating Interest payment to be made on the Determination Date, the related Interest Coverage Addition to be made on the Remittance Date and the amount to be deposited into the related Certificate Account from funds on deposit in the related Reserve Account pursuant to Section 6.14(c) on the Remittance Date;

          (viii) The delinquency and foreclosure information calculated as of the end of the month preceding the Determination Date set forth in the form attached hereto as Exhibit N;

          (ix) The Class A Principal Remittance Amount, the Class 1A Interest Remittance Amount, the Class 2A Interest Remittance Amount and for the related Remittance Date with the components thereof stated separately and the portion of the Class A Principal Remittance Amount to be distributed to the Class 1A Certificateholders and the Class 2A Certificateholders, respectively;

          (x) With respect to each Sub-Pool, (a) the amount of the Insured Payment, if any, to be made on the related Remittance Date, separately identified with respect to the Class 1A Certificates and the Class 2A Certificates and the portion of which, if any, represents Supplemental Interest, (b) the amount, if any, of previously unreimbursed Insured Payments, separately identified with respect to previously unreimbursed Supplemental Interest and (c) the aggregate portion of the amounts described in clause (ix) above that represents unpaid interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount;

          (xi) The amount to be distributed to the Class R Certificateholders for the Remittance Date;

          (xii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balance after giving effect to the distribution to be made on the related Remittance Date;

          (xiii) With respect to each Sub-Pool, the weighted average maturity and the weighted average Mortgage Rate;

          (xiv) The Servicing Fees and the amounts to be paid to the Certificate Insurer as the Monthly Premium pursuant to Section 6.02(i) above and to the related Trustee Expense Account pursuant to Section 6.03;

          (xv) The amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (vi) and (ix) above and the amounts, if any, withdrawn pursuant to 5.04 (v) and (vii) above;

          (xvi) The related Sub-Pool Factor determined using the related Sub-Pool Principal Balance in subclause (xii) above, computed to seven (7) decimal places;

          (xvii) With respect to each Sub-Pool, the Excess Spread to be deposited in the related Certificate Account pursuant to Section 6.01(iii) above;

          (xviii) With respect to each Sub-Pool, the allocation of Excess Spread to be distributed pursuant to Section 6.06(c) above to Class 1A and Class 2A Certificateholders, to the Servicer and/or Depositor as Reimbursable Amounts, to the Servicer as Nonrecoverable Advances and to the Class R Certificateholders;

          (xix) With respect to each Sub-Pool, the sum of all Realized Losses since the Closing Date, the Subordinated Amount as of such Remittance Date, and the Unrecovered Class A Portion if any;

          (xx) The amounts which are reimbursable to the Servicer or the Depositor, as appropriate, pursuant to Sections 6.02, 6.03(c), 6.04 and 6.06(c) above;

          (xxi) With respect to each Sub-Pool, the number of Mortgage Loans at the beginning and at the end of the related Due Period;

          (xxii) If the related Remittance Date is the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties of the related Sub-Pool pursuant to Section 11.01, the Termination Price;

          (xxiii) With respect to each Sub-Pool, for the August 25, 1997 Remittance Date, the balance of the related Pre-Funded Amount that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to the related Classes of Class A Certificateholders as a mandatory prepayment of principal, if any, on such Remittance Date pursuant to the last paragraph of Section 6.06(c) above;

          (xxiv) With respect to each Sub-Pool, the Overcollateralization Amount after giving effect to the distribution of the related Class A Principal Remittance Amount on such Remittance Date, the Required Overcollateralization Amount for such Remittance Date and the amount of the related Additional Principal to be distributed on such Remittance Date;

          (xxv) The amount on deposit in the Reserve Account for such Remittance Date and the amount, if any, to be released to the Class R
     Certificateholders from the Reserve Account pursuant to Section 6.14(c);

          (xxvi) Such other information as the Certificate Insurer and the Certificateholders may reasonably request and which is produced or available in the ordinary course of the Servicer's business; and

          (xxvii) The aggregate unpaid principal balance of all delinquent Mortgage Loans repurchased by the Servicer on any Determination Date and cumulatively since the Closing Date pursuant to Section 5.11.

     The Trustee shall forward copies of such Servicer's Certificate to the Certificateholders and Moody's on the Remittance Date. All reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy.

     In the case of information furnished pursuant to subclauses (ii), (iii),
(iv), (v), (ix), (x) and (xii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-off Date, in the case of such information relevant to Class A Certificateholders.

          (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time are in force.

          (b) On each Remittance Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Remittance Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Remittance Date together with such other information as the Servicer deems necessary or appropriate.

          (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time in force.

          (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Certificateholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such

     Class A Certificateholders to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Class A Certificates.

          (e) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports, if such reports are not generally produced in the ordinary course of the Servicer's business.

          (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or for any other purpose except as set forth in this Agreement.

     Section 6.09 Advances by the Servicer.

     Not later than 4:00 p.m. New York time on the Determination Date, the Servicer shall remit to the Trustee for deposit in the related Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), to be distributed on the related Remittance Date pursuant to Section 6.06 above, equal to the sum of, with respect to each Sub-Pool (a) the interest portions of the aggregate amount of Monthly Payments due but not received during the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool), plus (b) with respect to each REO Property with respect to the related Sub-Pool, which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the related Mortgage Rate (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool) for the most recently ended calendar month over the net income from the REO Property transferred to the Principal and Interest Account with respect to the related Sub-Pool during the related Due Period pursuant to Section 5.10 above, plus (c) with respect to a Mortgage Loan with a delinquent Balloon Payment, an amount equal to the assumed interest portion of the aggregate amount of the Monthly Payment that would have been due on the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool) based on the original amortization schedule for such Mortgage Loan, plus (d) with respect to each Remittance Date, the amount necessary on the first, second, third, and fourth Remittance Dates to pay 30 days' interest with respect to each non-delinquent Mortgage Loan (net of the Servicing Fee and the Annual Trustee Expense Amount), plus (e) with respect to each Remittance Date, if pursuant to Section 5.04(ii) above the Servicer has previously reimbursed itself for a Monthly Advance made pursuant to Section 6.09(c) or Section 6.09(d) above, then


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


an amount equal to such amount previously reimbursed, such sum being defined herein as the "Monthly Advance". In lieu of making all or a portion of such Monthly Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Principal and Interest Account with respect to the related Sub-Pool that any amount held in the Principal and Interest Account with respect to the related Sub-Pool, and not required for distribution on the immediately succeeding Remittance Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance and
(ii) transfer such funds from the Principal and Interest Account with respect to the related Sub-Pool, to the related Certificate Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Principal and Interest Account no later than the close of business on the Business Day immediately preceding the Remittance Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer may reimburse itself pursuant to Section 5.04 above for Monthly Advances made from its own funds. Notwithstanding the foregoing, the Monthly Advance required on the first Remittance Date by Section 6.09(d) above shall be mandatory, and each successive Monthly Advance pursuant to Section 6.09(d) and Section 6.09(e) above shall be made if and to the extent the Servicer has reimbursed itself for amounts previously advanced pursuant to such Sections 6.09(d) and 6.09(e), as the case may be.

     Section 6.10 Compensating Interest and Supplemental Interest.

     Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the related Certificate Account from amounts otherwise payable to it as Servicing Compensation (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), an amount equal to the difference between (a) 30 days' interest on the Principal Balance of each such Mortgage Loan (other than a Periodic Payment Loan) or 28 days interest on the Principal Balance of each such Periodic Payment Loan immediately following the Remittance Date in the related Due Period at the Mortgage Rate, net of the Servicing Fee and the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Sub-Pool, and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicing Fee, the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Sub-Pool. In addition, on each Determination Date on which Supplemental Interest is calculated to be due, any Servicing Compensation remaining after application thereof to pay Compensating Interest shall be applied to the payment of such Supplemental Interest by remitting such amounts to the Trustee for deposit into the Supplemental Interest Account.

     Section 6.11 [Reserved].

     Section 6.12 Pre-Funding Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool 1, "Sub-Pool 1 Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2 and with respect to Sub-Pool 2, "Sub-Pool 2 Pre-

Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." The Trustee shall, promptly upon receipt, deposit in the related Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to the related Sub-Pool remitted on the Closing Date to the Trustee by the Depositor. Prior to August 25, 1997 or any earlier Subsequent Transfer Date on which the entire balance of the Original Pre-Funded Amount with respect to the related Sub-Pool is applied to purchase Subsequent Mortgage Loans, the related Pre-Funding Account will be an asset of the Trust Fund REMIC. Amounts on deposit in the related Pre-Funding Account shall not be invested.

     (b) Amounts on deposit in the related Pre-Funding Account shall be withdrawn by the Trustee as follows:

          (i) On any Subsequent Transfer Date, the Trustee, upon written direction from the Depositor, shall withdraw from the related Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans with respect to the related Sub-Pool transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions with respect to such transfer and assignment set forth in
     Section 2.10(b) above with respect to all Subsequent Mortgage Loans,
     Section 2.10(c) with respect to Sub-Pool 1 Subsequent Mortgage Loans and
     Section 2.10(d) with respect to Sub-Pool 2 Subsequent Mortgage Loans;

          (ii) If the related Pre-Funded Amount has not been reduced to zero during the Funding Period, on the August 25, 1997 Remittance Date, the Trustee shall effect the distributions described in the last paragraph of
     Section 6.06(c) above;

and also, in no particular order of priority:

          (iv) to withdraw any amount not required to be deposited in the related Pre-Funding Account or deposited therein in error; and

          (v) to clear and terminate the related Pre-Funding Account upon the earliest to occur of (A) the August 25, 1997 Remittance Date, (B) the termination of this Agreement and (C) the termination of the related Sub-Pool, with any amounts remaining on deposit therein being paid to the Class R Certificateholders.

     Section 6.13 Interest Coverage Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2" and with respect to Sub-Pool 2, "Sub-Pool 2 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." The Trustee shall, promptly upon receipt, deposit in the related Interest Coverage Account and retain therein the related Interest Coverage Amount remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Interest Coverage Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein. For federal income tax purposes, the Depositor shall be the owner of the related Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will any Interest Coverage Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds deposited in each Interest Coverage Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

     (b) With respect to each Sub-Pool and on the July 25, 1997 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount calculated at an annual rate equal to 11.372% with respect to Sub-Pool 1 and 10.045% with respect to Sub-Pool 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans with respect to the related Sub-Pool during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

     (c) With respect to each Sub-Pool and on the August 25, 1997 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Trustee having a Due Date prior to July 1, 1997 at an annual rate equal to 11.372% with respect to Sub-Pool 1 and 10.045% with respect to Sub-Pool 2 minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period.

     (d) With respect to each Sub-Pool and on the date of conveyance of a Subsequent Mortgage Loan to the Trustee, excess funds on deposit in the related Interest Coverage Account in an amount equal to the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) 11.372% with respect to Sub-Pool 1 and 10.045% with respect to Sub-Pool 2 and (iii) a fraction, the numerator of which is the number of days from the Subsequent Transfer Date to August 25, 1997 and the denominator of which is 360 days, shall be remitted immediately to the Depositor.

     (e) With respect to each Sub-Pool and upon the earlier of (i) the August 25, 1997 Remittance Date, (ii) the reduction of the related Class 1A Principal Balance or the Class 2A Principal Balance to zero, (iii) the termination of this Agreement in accordance with Section 11.01, (iv) the date of the conveyance of the last Subsequent Mortgage Loan to the Trustee, as


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


set forth in a written letter of instruction by the Servicer to the Trustee, or
(v) termination of the related Sub-Pool, any amount remaining on deposit in the related Interest Coverage Account after distributions pursuant to Sections 6.13(b) and 6.13(c) above shall be withdrawn by the Trustee and paid to the Depositor.

     Section 6.14 Reserve Account.

     (a) If required by the Certificate Insurer for credit enhancement, with respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Sub-Pool 1, "Sub-Pool 1 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2" and with respect to Sub-Pool 2, "Sub-Pool 2 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." The Trustee shall, promptly upon receipt, deposit in and retain in the related Reserve Account, the Initial Reserve Account Deposit remitted on the Closing Date to the Trustee by the Depositor. Funds deposited in the related Reserve Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

     (b) Each Reserve Account will be an asset of the Trust Fund REMIC and will be treated as a "qualified reserve fund" within the meaning of Treasury regulations Section 1.860G-2(g)(2). If on or before the August 25, 1997 Remittance Date, the Certificate Insurer has determined that the entire amount of funds on deposit in a Reserve Account is not required for credit enhancement, and the Certificate Insurer shall direct the Trustee in writing, the portion of the related Initial Reserve Account Deposit not so required shall be released to the Class R Certificateholders on the August 25, 1997 Remittance Date. If the Certificate Insurer does not so direct the Trustee on or before the August 25, 1997 Remittance Date, then the balance of each Reserve Account shall be distributed by the Trustee to the Class R Certificateholders on the September 25, 1997 Remittance Date.

     (c) With respect to each Sub-Pool and on and after the August 25, 1997 Remittance Date, amounts, if any, on deposit in the related Reserve Account shall be withdrawn on each Remittance Date by the Trustee to be applied, at the written direction of the Servicer:

          (i) (A) to deposit in the Sub-Pool 1 Certificate Account, an amount equal to the excess of the sum of the related Class A Remittance Amount with respect to each Class of Class 1A Certificates for such Remittance Date over the Available Remittance Amount with respect to Sub-Pool 1 for such Remittance Date after any applications of Excess Spread and (B) to deposit in the Sub-Pool 2 Certificate Account, an amount equal to the excess of the related Class A Remittance Amount with respect to the Class 2A Certificates for such Remittance Date over the Available Remittance Amount with respect to Sub-Pool 2 for such Remittance Date after any applications of Excess Spread;

          (ii) to release to the Class R Certificateholders, on each Remittance Date on which the sum of the Overcollateralization Amount for a Sub-Pool and the amount on deposit in the related Reserve Account exceeds the Required Overcollateralization Amount for such Sub-Pool, the lesser of (i) the amount, if any, remaining in the Reserve

     Account and (ii) such excess, after giving effect to all payments to be made on the related Class A Certificates on such Remittance Date,

     and also, in no particular order of priority:

          (iii) to invest amounts on deposit in the related Reserve Account in Permitted Instruments pursuant to Section 6.05 above; and

          (iv) to clear and terminate the related Reserve Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Class R Certificateholders.

     (d) Upon the earlier to occur of the Cross-Over Date with respect to the related Sub-Pool or the Remittance Date on which all amounts due have been paid to the related Classes of Class A Certificateholders, including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee, after making any withdrawals from the related Reserve Account required pursuant to Section 6.14(c) above, shall clear and terminate the related Reserve Account, liquidate, upon the written direction of the Class R Certificateholders holding an aggregate Percentage Interest equal to at least 51%, any investments therein, and pay any uninvested funds therein or the proceeds of such liquidation to the Class R Certificateholders.

     Section 6.15 Supplemental Interest Account.

     (a) With respect to the Class A Certificates and if necessary, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, "Supplemental Interest Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2". For federal income tax purposes, the Depositor shall be the owner of the Supplemental Interest Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will the Supplemental Interest Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds, if any, deposited in the Supplemental Interest Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the Supplemental Interest Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

     (b) With respect to each Sub-Pool, on any Determination Date on which Supplemental Interest is calculated to be due, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed Notice, in accordance with
Section 6.06(b), indicating that an Insured Payment is necessary equal to that amount of Supplemental Interest remaining due, if any, after application, if any, of the Servicing Compensation pursuant to Section 6.10. Upon receipt of such Insured Payment, the Trustee shall deposit such Supplemental Interest in the Supplemental Interest Account. Funds deposited in the Supplemental Interest Account shall be held in trust by the Trustee for the Class A Certificateholders for the uses and purposes set forth herein.

     (c) On each Remittance Date following the receipt of Supplemental Interest, the Trustee shall withdraw the Supplemental Interest from the Supplemental Interest Account and make distributions thereof to the related Class A Certificateholders in the same order of priority set forth in Section 6.06(c) above with respect to the distribution of Class A Interest Remittance Amounts.

     (d) On any Remittance Date, the Certificate Insurer shall be reimbursed to the extent of any Supplemental Interest paid and not previously reimbursed by
(i) the assignment of payments otherwise payable to the Class R Certificateholders on such Remittance Date, and (ii) the assignment of amounts otherwise payable to the Servicer and/or Depositor to reimburse the Servicer and/or the Depositor for any expenses incurred in connection with any third party claims that remain unreimbursed, any Nonrecoverable Servicing Advances and any Nonrecoverable Monthly Advances, each with respect to Sub-Pool 1. All amounts payable to the Certificate Insurer pursuant to this Section 6.15(d) shall be paid by the Trustee directly to the Certificate Insurer.

     Section 6.16 Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.

                                   ARTICLE VII

                           GENERAL SERVICING PROCEDURE

     Section 7.01 Assumption Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

     The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders may have under the mortgage instruments subject to Section 5.01 above. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 above insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes,

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



the Servicer will immediately notify the Trustee (if it holds the related Trustee's Mortgage File) or the Custodian, as the case may be, by an Officers' Certificate in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 above have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation with respect to the related Sub- Pool and shall not be chargeable to the related Principal and Interest Account or the related Certificate Account.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to the second paragraph of this Section 7.02, prior to such release, the Trustee shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1997, Series 1997-2" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of June 1, 1997, Series 1997-2" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File or any document therein to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File or any document released therefrom to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account with respect to each Sub-Pool, and remitted to the Trustee for deposit in the related Certificate Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Trustee to the Servicer.

     The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

     Section 7.03 Servicing Compensation.

     As compensation for its services under this Agreement, subject to Section
5.03 and Section 6.10 (pursuant to which Servicing Compensation is reduced), the Servicer shall be entitled to withdraw from the Principal and Interest Account with respect to the related Sub-Pool or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Accounts, interest paid and earnings realized on Permitted Instruments in the Principal and Interest Accounts, Certificate Accounts and Trustee Expense Accounts, amounts remitted pursuant to Sections 6.03(c)(iii), 6.04 and 7.01 above, late payment charges and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Accounts. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Depositor's Yield is the property of the Depositor, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

     Section 7.04 Annual Statement as to Compliance.

     The Servicer will deliver to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1997, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 7.05 Annual Independent Public Accountants' Servicing Report and Comfort Letter.

     Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1998, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish (1) a letter or letters to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto and (2) a letter to the effect that such firm has examined Section 6.08 of this Agreement (or the comparable section of a substantially similar agreement of the Servicer, as Servicer, under which certain payments to the holders of certificates are guaranteed by the Certificate Insurer) and verified the mathematical accuracy of the amounts reported by the Servicer and that such amounts were computed in accordance with the terms of this Agreement (or such comparable agreement).

     Section 7.06 Certificateholder's, Trustee's and Certificate Insurer's Right to Examine Servicer Records.

     Each Certificateholder, the Trustee and the Certificate Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     Section 7.07 Reports to the Trustee; Principal and Interest Account Statements.

     If any Principal and Interest Account is not maintained with the Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of such Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into such Principal and Interest Account for each category of deposit specified in Section 5.03 above, the aggregate of withdrawals from such Principal and Interest Account for each category of withdrawal specified in
Section 5.04 above, the aggregate amount of permitted withdrawals not made in the related Due Period, the amount of any related Monthly Advances for the related Due Period.

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                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01 Financial Statements.

     The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer and any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer and any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer and such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

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



                                   ARTICLE IX

                                  THE SERVICER

     Section 9.01 Indemnification; Third Party Claims.

     (a) The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any such Certificateholder or any such other indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

     (b) The Depositor agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any Certificateholder and/or any such other indemnified person may sustain in any way related to the failure of the Servicer, if it is an Affiliate thereof, or the failure of the Depositor to perform their respective duties in compliance with the terms of this Agreement. The Depositor shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement and the Depositor shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Depositor, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may, if necessary, reimburse the Depositor from amounts otherwise distributable on the Class R Certificates if the claim is made with respect to this Agreement for all amounts advanced by it pursuant to the preceding sentence, except when the claim relates directly to the failure of a Servicer, if it is, or is an Affiliate of, the Depositor, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Depositor to perform its duties in compliance with the terms of this Agreement.

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



     (c) The Depositor agrees to indemnify the Trust Fund for any liability arising from the naming of the Trust Fund as a defendant in its capacity as an assignee of the lender in an action under the Riegle Community Development and Regulatory Improvement Act of 1994.

     Section 9.02 Merger or Consolidation of the Depositor and the Servicer.

     The Servicer and the Depositor will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person to any Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of FNMA or FHLMC. The Servicer shall send notice of any such merger or consolidation to the Trustee, the Rating Agencies and the Certificate Insurer.

     Section 9.03 Limitation on Liability of the Servicer and Others.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

     Section 9.04 Servicer Not to Resign.

     The Servicer shall not assign this Agreement or any part thereof nor resign from the obligations and duties hereby imposed on it except (i) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 1A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 1A Majority Certificateholders, (ii) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 2A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 2A Majority Certificateholders or (iii) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by a written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Depositor and the Certificate Insurer, which Opinion of Counsel

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



shall be in form and substance acceptable to the Trustee and the Certificate Insurer. No such resignation shall become effective until a successor has assumed such Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

     Section 9.05 Representations of the Servicer.

     The Servicer hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

          (a) The Servicer is a federally chartered stock savings bank and has been duly organized and is validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer or exempt from such licensing or qualification; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

          (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;

          (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

          (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

          (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement.

     Section 9.06 Accounting Upon Resignation or Termination of Servicer.

     Upon resignation of the Servicer under Section 9.04 or upon termination of the Servicer under Section 10.01, the Servicer shall:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in the Sub-Pool 1 Principal and Interest Account or the Sub-Pool 2 Principal and Interest Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.

                                    ARTICLE X

                                     DEFAULT

     Section 10.01 Events of Default.

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say, with respect to a Sub-Pool:

          (i)(A) an Event of Nonpayment which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder and, in the case of an Event of Nonpayment described in clause (i) or (ii) of the definition thereof, the insufficiency referred to in such clause (i) or (ii) does not result from a failure by the Certificate Insurer to perform in accordance with the terms of this Agreement with respect to such Sub-Pool or the Certificate Insurance Policy or a failure by the Trustee to perform in accordance with this Agreement with respect to such Sub-Pool; (B) the failure by the Servicer to make any required Servicing Advance with respect to a Sub-Pool, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the related Certificateholders and which continues unremedied for a period of 20 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the related Class A Interest Remittance Amount; or (D) any other failure by the Servicer to remit to the related Certificateholders, or to the Trustee for the benefit of the related Certificateholders, any payment required to be made by the Servicer under the terms of this Agreement, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the Certificateholders and which continues unremedied for a period of 20 days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

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



          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property, which appointment shall continue unremedied for a period of 30 days after the Servicer has received notice of such default; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, any of which shall continue unremedied for a period of 30 days after the Servicer has received notice of such default;

     (b) then, and in each and every such case so long as such Event of Default shall not have been remedied, (x) in the case solely of clause (i)(C) above, if such Monthly Advance is not made by 4:00 p.m. Chicago time on the Determination Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Certificate Insurer (e.g., a wire reference number communicated by the sending bank; the Certificate Insurer shall notify the Trustee if the Certificate Insurer receives satisfactory evidence that such funds have been sent), by 12:00 Noon New York City time on the following Business Day, the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to Section 10.02, the duties of a successor Servicer with respect to such Sub-Pool, and (y) in the case of clauses (i)(A),
(i)(B), (i)(D), (ii), (iii), (iv) and (v) above, the Majority Certificateholders of the related Sub-Pool(s) affected by such Event of Default, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, may, in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer hereunder with respect to the Sub-Pool(s) affected by such Event of Default and in and to the Mortgage Loans of the Sub-Pool(s) affected by such Event of Default and the proceeds thereof, as servicer. Upon receipt by the Servicer of a second written notice (except relative to clause
(i)(C) above) from the Majority Certificateholders of the related Sub-Pool stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement with respect to such Sub-Pool, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the related Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder with respect to the related Sub-Pool, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the related Principal and Interest Account or thereafter received with respect to the Mortgage Loans of the related Sub- Pool. For the purposes of exercising the remedies set forth in Section 10.01 above, with respect to clauses (i), (iii),
(iv) and (v) of Section 10.01(a) above, the Certificate Insurer shall be deemed to be the Majority Certificateholder for a Sub-Pool for so long as the Certificate Insurance Policy shall be in effect and the Certificate Insurer shall be in full compliance with its payment obligations thereunder. If, however, the Certificate Insurer fails to exercise any of its rights under this
Section 10.01 in respect of such clauses (i), (iii), (iv) and (v), it shall not be deemed to be the Majority Certificateholder for such Sub-Pool for the purposes of such clauses. For the purposes of clause (ii), either the Certificate Insurer with the consent of the Trustee or the Majority Certificateholders of the related Sub-Pool(s) affected by such Event of Default may direct the appropriate remedial action provided in this Section.

     The Trustee shall not be deemed to have knowledge of an Event of Default (except an Event of Default pursuant to Section 10.01(a)(i)(A) above relating to an Event of Nonpayment or the failure to make a Monthly Advance) unless a Responsible Officer has received written notice thereof.

     (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment known to a Responsible Officer of the Trustee, the Trustee shall promptly notify the Certificate Insurer of such occurrence with respect to such Sub-Pool. During the thirty (30) day period following receipt of such notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the latter, the Servicer may not be terminated with respect to such Sub-Pool, unless and until an Event of Default unrelated to such Event of Nonpayment has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the former, the Certificate Insurer or the Majority Certificateholders of the related Sub-Pool, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Trustee shall have until the 60th day following the date of receipt of notice of the Event of Nonpayment to either assume the servicing for the related Sub-Pool or appoint a successor servicer for the related Sub-Pool pursuant to Section 10.02.

     If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment with respect to such Sub-Pool, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

     The Trustee shall promptly notify Moody's and S&P of the occurrence of an Event of Default known to a Responsible Officer of the Trustee.

     Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Sections 5.04(i) through (ix), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     Section 10.02 Trustee to Act; Appointment of Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 above, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, the Trustee shall be, with respect to such Sub-Pool, the successor in all respects to the Servicer in its capacity as servicer under this Agreement with respect to such Sub-Pool and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Trustee shall have no liability or obligation hereunder in respect of any period prior to becoming such successor, whether for acts or omissions of any prior servicer or otherwise. The Trustee, as successor to the Servicer, shall be obligated to make advances pursuant to Sections 6.09, 6.10, 5.10 or 5.14 unless, and only to the extent, the Trustee determines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(ii), 6.06(c)(A)(X)(xviii) and (xix) or 6.06(c)(A)(Y)(xiii) and (xiv) with respect to Sub-Pool 1, or 6.06(c)(B)(X)(v) and (vi) or 6.06(c)(B)(Y)(iv) and (v) with respect to Sub-Pool 2 above, such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer. Subject to its determination that such advances would not be recoverable in accordance with the foregoing, the Trustee, as successor to the Servicer, shall be obligated to advance any amount described in clause
(c)(vii) of the definition of Class A Principal Remittance Amount. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the related Principal and Interest Account pursuant to Section 5.04 above if the Servicer had continued to act as servicer hereunder, together with other servicing compensation as provided in Sections 7.01 and 7.03 above. In no event shall the Trustee or the Trust Fund acquire any rights to the Depositor's Yield.

     The Trustee also shall have the right to elect to be successor to the Servicer with respect to less than all of the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and shall be entitled to select such responsibilities and duties (and related liabilities) and appoint a successor servicer to perform the other responsibilities (and related liabilities). In the event that the Trustee makes such election, the

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



aggregate compensation payable to the Trustee and the successor servicer may be equal to (but shall not be in excess of) that set forth in Section 7.03, the breakdown of such compensation between the Trustee and such successor servicer to be determined by them. In the event the Trustee makes such election, it shall provide prompt written notice to the Depositor, which notice shall identify the successor servicer, the portion of the responsibilities, duties and liabilities to be performed by the Trustee and the Servicer and the portion of the compensation of the Servicer which is to be paid to each of the Trustee and such successor servicer.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders of the affected Sub-Pool(s) or the Certificate Insurer so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the related Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as successor servicer until another successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

     Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Servicer pursuant to Section 7.03, together with other servicing compensation in the form of assumption fees, late payment

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charges or otherwise as provided in this Agreement. The Servicer, the Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 10.03 Waiver of Defaults.

     The Majority Certificateholders with respect to a Sub-Pool, on behalf of all Certificateholders with respect to such Sub-Pool, and subject to the consent of the Certificate Insurer, or the Certificate Insurer, may waive any events permitting removal of the Servicer as servicer with respect to a Sub-Pool pursuant to this Article X; provided, however, that neither the Majority Certificateholders nor the Certificate Insurer may waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to Moody's and S&P.

     Section 10.04 Trigger Event.

     (a) Upon the determination by the Certificate Insurer that a Trigger Event with respect to a Sub-Pool has occurred, the Certificate Insurer shall give notice of such Trigger Event to the Servicer, the other parties hereto, Moody's and S&P. Upon such determination, the Certificate Insurer may direct the Trustee to terminate the Servicer with respect to the related Sub-Pool.

     (b) Upon receipt of direction to remove the Servicer with respect to the related Sub-Pool pursuant to the preceding clause (a), the Trustee shall notify the Servicer that it has been terminated with respect to such Sub-Pool and the Servicer shall be terminated with respect to such Sub-Pool in the same manner as specified in Sections 10.01 and 10.02.

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                                   ARTICLE XI

                                   TERMINATION

     Section 11.01 Termination.

     Subject to Section 11.02, this Agreement shall terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than the later of (i) twenty-one years after the death of the last lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive on the date hereof or (ii) the latest possible maturity date specified in
Section 13.01(l).

     Subject to Section 11.02, the Servicer may, at its option, terminate its rights and obligations under this Agreement, on any date on which the Pool Principal Balance is less than or equal to 5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amounts, by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the excess, if any, of
(1) the sum of (x) (i) 100% of the Principal Balance of each outstanding Mortgage Loan, and (ii) 30 days' interest on the amount described in clause (x) at a rate equal to the related Net Mortgage Rate; but in no event less than the sum of the weighted average of the Class 1A Pass-Through Rates, with respect to Sub-Pool 1, or the Class 2A Pass-Through Rate, with respect to Sub-Pool 2, and
(y) the appraised value of each REO Property, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee in their reasonable discretion (and approved by the Certificate Insurer in its reasonable discretion), over (2) the amounts (other than the Termination Price being calculated pursuant to this paragraph) that will constitute the Available Remittance Amount for such Remittance Date (including without limitation, the amounts to be transferred to the related Certificate Account on the Determination Date immediately preceding such Remittance Date pursuant to the second following paragraph), to the extent such other amounts represent collections on the Mortgage Loans and REO Properties of principal not yet applied to reduce the related Principal Balance thereof or interest therein at the related Net Mortgage Rate accrued from and after the respective Due Dates in the Due Period next preceding the related Due Period. In connection with any such purchase, the Servicer shall also pay (a) any outstanding and unpaid fees and expenses of the Trustee and the Certificate Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Sections 12.05 and 6.03(a), in the case of the Trustee, and Section 6.04, in the case of the Certificate Insurer and (b) to the Certificate Insurer that amount necessary to reimburse the Certificate Insurer for any previously unreimbursed Supplemental Interest paid.

     Any such purchase by the Servicer shall be accomplished by remitting to the Trustee for deposit into the related Certificate Account on the Determination Date immediately

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preceding the Remittance Date on which the purchase is to occur the amount of the Termination Price. On the same day that the Termination Price is deposited into the related Certificate Account, any amounts then on deposit in the Principal and Interest Account with respect to such Sub-Pool (other than Excess Spread, any amounts not required to have been deposited therein pursuant to
Section 5.03 and any amounts withdrawable therefrom by the Servicer pursuant to
Section 5.04(ii), (iii) and (vii)) shall be transferred to the related Certificate Account for distribution to the related Certificateholders on the final Remittance Date; and any amounts received by the Servicer with respect to the Mortgage Loans and REO Properties in such Sub-Pool subsequent to such transfer shall belong to the Person purchasing the Mortgage Loans and REO Properties relating to such Sub-Pool. For purposes of calculating the Available Remittance Amount with respect to a Sub-Pool for the final Remittance Date, amounts transferred to the related Certificate Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Remittance Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to
Section 5.04(i). The Termination Price remitted to the Trustee for deposit into the related Certificate Account shall be in proportion to the outstanding Mortgage Loans and REO Properties in such Sub-Pool.

     Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Trustee to be forwarded to the related Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying
(i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the final Remittance Date, the Trustee shall distribute or credit, or cause to be distributed or credited, the Amount Available for such Remittance Date in accordance with Section 6.06(c). The obligations of the Certificate Insurer under this Agreement shall terminate upon the deposit by the Servicer or the Certificate Insurer, as applicable, with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above, reduction of the Class 1A Principal Balance and the Class 2A Principal Balance to zero and payment of any amount set forth in clause (c)(vii) of the definition of Class A Principal Remittance Amount.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets of the Trust Fund which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee

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



upon transfer of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

     Section 11.02 Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 11.01 above, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in
Section 860F of the Code, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

          (i) The Servicer shall establish a 90-day liquidation period for the Trust Fund REMIC, and specify the first day of such period in a statement attached to the Trust Fund REMIC's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund REMIC, under
     Section 860F of the Code and the regulations thereunder;

          (ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Servicer shall sell or otherwise dispose of all of the remaining assets of the Trust Fund REMIC, in accordance with the terms hereof; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund REMIC shall terminate at that time.

     (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer, if it chooses to do so, to specify the 90-day liquidation period on the final Tax Return of the Trust Fund REMIC, which authorization shall be binding upon all successor Certificateholders.

     Section 11.03 Depositor's Right to Depositor's Yield Absolute.

     The Depositor's right to receive the Depositor's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Depositor's right to receive the Depositor's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Depositor under this Agreement or any default by the Depositor of any of its obligations or covenants under this Agreement. The Depositor shall have the right to assign any or all of its

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



rights in and to the Depositor's Yield, without notice to or the consent of any party of this Agreement or any Certificateholder.

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



                                   ARTICLE XII

                                   THE TRUSTEE

     Section 12.01 Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and has not been cured or waived, the Trustee shall, except in those cases in which it is required by the terms of this Agreement to follow the direction of the Certificate Insurer or the Rating Agencies, exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall notify the Certificate Insurer and request written instructions as to the action the Certificate Insurer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements or opinions, reports, documents, orders or instruments furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee,

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



     unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Certificate Insurer, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or any of them relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except a default or Event of Default set forth under Section 10.01(a)(i)(A) or 10.01(a)(i)(C)) unless a Responsible Officer of the Trustee shall have actual knowledge thereof or have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

          (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

          (vi) Subject to any express requirement of this Agreement and until such time as the Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund,
     (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and

          (vii) The Trustee shall not be deemed a fiduciary for the Certificate Insurer in its capacity as such, except to the extent the Certificate Insurer has made an

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



     Insured Payment and is thereby subrogated to the rights of the Certificateholders with respect thereto.

     Section 12.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 12.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any reisolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except in those cases in which the Trustee is required by the terms of this Agreement to follow the direction of the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs,

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



     expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from such Servicer's own funds;

          (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

          (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

          (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund REMIC, unless the Trustee shall have received from the Depositor an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund REMIC will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any of the Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document (including any document comprising a part of the Mortgage
File). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn by any Servicer from the Principal and Interest Accounts. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor to the Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement.

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



     Section 12.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

     Section 12.05 Servicer to Pay Trustee's Fees and Expenses.

     The Servicer and the Depositor, jointly and severally, covenant and agree to pay to the Trustee annually, from amounts on deposit in the Trustee Expense Accounts, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all routine services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and routine duties hereunder of the Trustee, and the Servicer and the Depositor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund, other than the Trustee Expense Accounts, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the Annual Trustee Expense Amounts, the Servicer and/or the Depositor shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section
6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, jointly and severally, by the Servicer and the Depositor and held harmless against any loss, liability or expense (including legal fees and expenses) (i) incurred in connection with any legal action relating to this Agreement, the Prospectus or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer and the Depositor under this Section 12.05 shall survive termination of the initial Servicer and payment of the Certificates with respect to any Sub-Pool, and shall extend to any co-trustee or separate- trustee appointed pursuant to this Article XII.

     Section 12.06 Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) a bank organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund assets on behalf of the Certificateholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the Certificate Insurer and S&P or the Certificate Insurer and Moody's, as the case may be (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Certificate Insurer as evidenced in writing. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this
Section 12.06, the combined

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



capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 12.07 hereof.

     Section 12.07 Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Rating Agencies and the Certificate Insurer, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Certificate Insurer by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by any Servicer, or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     If the Trustee fails to perform in accordance with the terms of this Agreement, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. A copy of such instrument shall be delivered to the Certificate Insurer by the Servicer.

     The Depositor may, in its discretion, remove the Trustee with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, without cause. The Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy

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



of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee which satisfies the eligibility requirements of Section 12.06 as provided in Section 12.08.

     Section 12.08 Successor Trustee.

     Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall, to the extent necessary, deliver to the successor trustee, or Custodian, if any, all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
12.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06 and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 12.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 12.09 Merger or Consolidation of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or bank succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation or bank shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

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     Section 12.10 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be approved by the Certificate Insurer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee, and a copy thereof shall be forwarded by the Trustee to the Certificate Insurer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 12.11 Tax Returns.

     The Trustee, upon request, will promptly furnish the Servicer with all such information as may reasonably be required in connection with the Servicer's preparation of all Tax Returns of the Trust Fund REMIC or for the purpose of the Servicer's responding to reasonable requests for information made by Certificateholders in connection with tax matters and, within five (5) Business Days of a request therefor, shall (i) sign on behalf of the Trust Fund REMIC any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to be returned in a timely manner to the Servicer for distribution to Certificateholders or filed with a government authority if required.

     Section 12.12 Appointment of Custodians.

     The Trustee may, with the consent of the Servicer and the Certificate Insurer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article XII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Certificate Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 14.02.

     Section 12.13 Trustee May Enforce Claims Without Possession of
Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 12.14 Suits for Enforcement.

     In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, but subject to
Section 10.01, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

     Section 12.15 Control of Remedies by Certificate Insurer and
Certificateholders.

     Notwithstanding anything herein to the contrary, the Certificate Insurer or the Class 1A and Class 2A Majority Certificateholders, with the consent of the Certificate Insurer, may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund; provided, that:

          (i) such direction shall not be unlawful or in conflict with this Agreement;

          (ii) the Trustee shall have been provided with indemnity satisfactory to it;

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (iv) that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

                                  ARTICLE XIII

                                REMIC PROVISIONS

     Section 13.01 REMIC Administration.

     (a) The Servicer shall make an election to treat the Trust Fund REMIC as a REMIC under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund REMIC, the Class 1A-1, Class 1A-2, Class 1A-3 and Class 2A Certificates shall be designated as the "regular interests", the Class 1A-4 and Class 1A-5 (exclusive of the right to receive Supplemental Interest) shall be designated as "regular interests" and the Class R Certificates shall be designated as the sole class of "residual interests" in the Trust Fund REMIC. The Servicer shall not permit the creation of any "interests" in the Trust Fund REMIC (within the meaning of Section 860G of the Code) other the than interests represented by the Certificates.

     (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Servicer shall hold the Tax Matters Person Residual Interest Certificate representing a 0.01% Percentage Interest of the Class R Certificates and is designated as the Tax Matters Person of the Trust Fund REMIC, as provided under Treasury regulations Section 1.860F-4(d) and temporary Treasury regulations Section 301.6231(a)(7)-1(a). The Servicer, as Tax Matters Person, shall (i) act on behalf of the Trust Fund REMIC, in relation to any tax matter or controversy involving such REMIC and (ii) represent the Trust Fund REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Servicer to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund REMIC. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute Servicing Advances and the Servicer shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence.

     (d) The Servicer shall prepare or cause to be prepared all of the Tax Returns in respect of the Trust Fund REMIC created hereunder and deliver such Tax Returns to the Trustee for signing and the Trustee shall sign and promptly return to the Servicer for filing such Tax Returns in order that the Servicer may file such Tax Returns in a timely manner. The expenses of preparing and filing such returns shall be borne by the Servicer without any right of reimbursement therefor.

     (e) The Servicer shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Servicer shall provide
(i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

     (f) To the extent that the affairs of the Trust Fund are within its control and the scope of its specific responsibilities under this Agreement, the Servicer shall take such action and shall cause the Trust Fund REMIC created under this Agreement to take such action as shall be reasonably necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist it, to the extent reasonably requested by it). The Servicer shall not knowingly or intentionally take any action, cause the Trust Fund REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Servicer has received an Opinion of Counsel to the effect that the contemplated action will not, with respect to the Trust Fund REMIC created hereunder, endanger such status or result in the imposition of such a tax. If the Servicer has delivered to the Trustee an Opinion of Counsel indicating that an action or omission of the Trustee not otherwise required hereby may result in an Adverse REMIC Event, the Trustee shall not take such action, or omit taking such action, as the case may be. In addition, prior to taking any action with respect to the Trust Fund REMIC or its assets, or causing the Trust Fund REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or its designee with respect to whether such action may cause an Adverse REMIC Event and the Trustee shall not take any such action or cause the Trust Fund REMIC to take any such action as to which the Servicer has advised it in writing that an Adverse REMIC Event may occur. If the Trustee so consults with the Servicer and the Servicer fails to respond within three Business Days, the Trustee may take such action, provided that such action would not otherwise constitute a breach of this Agreement. The Servicer may consult with counsel as to the rendering of such written advice, and the cost of such consultation and the production of any Opinions of Counsel, or written advice, shall be borne by the party seeking to take the action not otherwise permitted by this Agreement; provided, however that in no event shall the Trustee be liable or responsible for such costs. The Trustee may conclusively presume that any action taken or omitted at the written direction or request of the Servicer will not result in an Adverse REMIC Event, and the Trustee shall not be liable or responsible for any Adverse REMIC Event arising out of or resulting from any such action or omission.

     (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund REMIC, as defined in Section 860G(c) of the

Code, on any contributions to the Trust Fund REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) against the party the actions of which gave rise to such taxes and
(ii) otherwise against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

     (h) On or before April 15 of each calendar year, commencing April 15, 1998, the Servicer shall deliver to the Trustee a Certificate from a Responsible Officer of the Servicer stating the Servicer's compliance with this Article XIII.

     (i) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund REMIC on a calendar year and on an accrual basis, to the extent such books and records are maintained pursuant to this Agreement.

     (j) After the 90-day period commencing on the Startup Day, the Servicer shall not accept any contributions of assets to the Trust Fund REMIC, unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Servicer nor the Trustee shall enter into any arrangement by which the Trust Fund REMIC will receive a fee or other compensation for services nor permit the Trust Fund REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" of the Class A Certificates and the date by which the Class 1A Principal Balance and the Class 2A Principal Balance would be reduced to zero is June 25, 2027 which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.

     (m) Upon any termination of, or appointment of any successor to, the Servicer with respect to the last Sub-Pool covered under this Agreement hereunder, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the successor Servicer. If a successor Servicer has not been appointed by the Trustee, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the Depositor who shall serve as the related Tax Matters Person until such time as the Trustee appoints a successor Servicer. Any entity appointed by the Trustee as successor Servicer shall agree to hold the related Tax Matters Person Residual Interest Certificates as a condition to its appointment as Servicer.

     (n) All expenses incurred by the Servicer in performing its duties under this Article XIII (other than as provided in Section 13.01(d) and expenses for salaries of its own employees and overhead) shall constitute Servicing Advances under this Agreement.

     Section 13.02 Prohibited Transactions and Activities.

     Neither the Depositor, the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund REMIC pursuant to Article XI or (iv) a purchase of Mortgage Loans pursuant to Articles II or III), nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the Trust Fund REMIC after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition) indicating that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund REMIC as a REMIC or (b) cause the Trust Fund REMIC to be subject to a tax on "prohibited transactions", "contributions" or, except as otherwise provided for in this Agreement, "net income from foreclosure property" pursuant to the REMIC Provisions.

     Section 13.03 Servicer and Trustee Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee's covenants set forth in
Article XII or this Article XIII.

     (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in Articles V, VII, IX or this Article XIII with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain material errors or omissions.

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



                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     Section 14.01 Acts of Certificateholders.

     Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders with respect to a Sub-Pool if the Majority Certificateholders of the related Sub-Pool agree to take such action or give such consent or approval.

     Section 14.02 Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer by written agreement upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions hereof, to evidence any succession to the Servicer, to comply with any changes in the Code, to amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund REMIC as a REMIC under the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Custodial Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 14.02.

     (b) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer and with the consent of the Certificate Insurer and (i) the Class 1A Majority Certificateholders in the case of an amendment affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment affecting the Class 2A Certificates; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund REMIC as a REMIC or cause a tax to be imposed on the Trust Fund REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

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



     (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     In connection with the solicitation of consents of Certificateholders pursuant to this Section 14.02, upon written request of the Depositor, the Trustee shall provide written copies of the current Certificate Register to the Depositor.

     Section 14.03 Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the Majority Certificateholders of both Sub-Pools, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 14.04 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 14.05 Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 14.06 Notices.

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of Superior Bank, as Depositor, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Depositor,
(ii) in the case of Lee Servicing Company, a division of Superior Bank

FSB, as Servicer, One Lincoln Centre, Oakbrook Terrace, Illinois 60181,
Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer, (iii) in the case of the Trustee, LaSalle National Bank, 135 S. LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Department - AFC 1996-4, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Loan Monitoring Group, (vi) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004 Attention:
Residential Mortgage Surveillance Group, and (vii) in the case of the Certificate Insurer, Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Group Leader -- Research and Risk Management. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     (b) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1.   Any material change or amendment to this Agreement;

          2.   The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

          4.   The repurchase or substitution of Mortgage Loans; and

          5.   The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1.   Each report to Certificateholders described in Section 6.08;

          2.   Each annual statement as to compliance described in Section 7.04;
               and

          3. Each annual independent public accountants' servicing report described in Section 7.05.

     Section 14.07 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 14.08 No Partnership.

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




     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

     Section 14.09 Counterparts.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 14.10 Successors and Assigns.

     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and assigns.

     Section 14.11 Headings.

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 14.12 The Certificate Insurer.

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Certificate Insurer with respect to a Sub-Pool shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. At such time as the Certificates with respect to a Sub-Pool are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder with respect to such Sub-Pool remain unpaid, the Certificate Insurer's rights hereunder with respect to such Sub-Pool shall terminate.

     Section 14.13 Paying Agent.

     The Trustee hereby accepts appointment as Paying Agent. The Trustee may, subject to the eligibility requirements for the Trustee set forth in Section 12.06, other than Section 12.06(iv), appoint one or more other Paying Agents or successor Paying Agents.

     Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee with a copy being sent to the Certificate Insurer.

     Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

          (1) allocate all sums received for distribution to the Holders of Certificates of each Class for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee; and

          (2) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

     Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

     In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

     Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificate Insurer and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

     Section 14.14 Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or either Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require additional proof of any matter referred to in this Section 14.14 as it shall deem necessary.

     Section 14.15 Grant of Security Interest.

     It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust Fund, by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Fund by the Depositor and not a pledge by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Fund are held to be property of the Depositor, then it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Fund to the Trustee to secure a debt or other obligation of the Depositor and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyances provided for in Section 2.01 hereof shall be deemed a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Fund. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other assets constituting the Trust Fund for the purpose of securing to the Trustee the performance by the Depositor of the obligations under this Agreement. Notwithstanding the foregoing, the parties hereto intend the conveyances pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Fund by the Depositor to the Trustee. The Depositor and the Trustee (at the written direction and expense of the Depositor) shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgage Loans, including, without limitation, (x) continuation statements and (y) such other statements as may be occasioned by (i) any change of name of the Depositor or Trustee, (ii) any change of location of the place of business or the chief executive office of the Depositor or (iii) any transfer of any interest of the Depositor in any Mortgage Loan.

     IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                                SUPERIOR BANK FSB, in all of its capacities as contemplated hereby

                                By:  /s/ WILLIAM C. BRACKEN
                                   ---------------------------------------------
                                     Name:  William C. Bracken
                                     Title: Chief Financial Officer
                                            Senior Vice President

                                LEE SERVICING COMPANY, a division of Superior

                                Bank FSB, as Servicer

                                By:  /s/ WILLIAM C. BRACKEN
                                   ---------------------------------------------
                                     Name:  William C. Bracken
                                     Title: Chief Financial Officer
                                            Senior Vice President

                                LASALLE NATIONAL BANK, as Trustee

                                By:  /s/ SHASHANK MISHRA
                                   ---------------------------------------------
                                    Name:  Shashank Mishra
                                    Title: Vice President

State of                )
                        ) ss.:
County of               )

     On the __th day of June, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    --------------------------------------------
[SEAL]                                           Notary Public

                                    My Commission expires ____________

State of                )
                        ) ss.:
County of               )

     On the __th day of June, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Lee Servicing Company, a division of Superior Bank FSB, the corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    --------------------------------------------
[SEAL]                                           Notary Public

                                    My Commission expires ____________

State of                )
                        ) ss.:
County of               )

     On the __th day of June, 1997 before me, a Notary Public in and for the State of Illinois, personally appeared Shashank Mishra known to me to be Vice President of LaSalle National Bank, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.



                                    --------------------------------------------
[SEAL]                                          Notary Public

                                    My Commission expires ____________

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

          1. The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof "Pay to the order of _________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of June 1, 1997, Series 1997-2] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

          2. Either: (i) the original Mortgage, with evidence of recording thereon, (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

          3. Either: (a) (1) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (2) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (b) if an original Assignment of Mortgage has not yet been provided in accordance with clause (a), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (c) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

          4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in the title policy.

          5. Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Depositor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

          6. Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or,
               (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

          7. Proof of hazard insurance in the form of the declaration page of a hazard insurance policy together with a direction to the insurer or agent to add the name of the mortgagee, its successors and assigns, as mortgagee/loss payee, or hazard insurance policy endorsement that names the Depositor, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount except with respect to those Mortgage Loans purchased by the Depositor from an investor as to which such proof of hazard insurance shall be delivered not later than 180 days after the Closing Date and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

          8. With respect to each Multifamily Loan and Sub-Pool 1 Mixed Use Loan, (i) if such item is a document separate from the Mortgage either (a) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (b) if the original of such Assignment of Leases has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for filing; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or
               (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either (a) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (b) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with evidence of filing thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

          9. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

          10.  Residential loan application.

          11.  Verification of employment and income, and tax returns, if any.

          12.  Credit report on the mortgagor.

          13. The full appraisal made in connection with the origination of the related Mortg age Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

          14. With respect to Sub-Pool 1, to the extent that such Sub-Pool 1 Mortgage Loan is secured by a second priority lien, a verification of the first mortgage.

          15. All other papers and records developed or originated by the Depositor or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT B-1

                         [FORM OF CLASS 1A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate

Series 1997-2                      Original Class 1A
Class 1A[-1][-2][-3][-4][-5]       Principal Balance:

No._______________                 $-----------.

Date of Pooling and                Original Dollar Amount as of the Closing
Servicing Agreement:               Date Represented by this Certificate:

June 1, 1997                       $---------------.

Servicer:                          Percentage Interest of
Lee Servicing Company, a           this Certificate:
division of Superior Bank             %
FSB

First Remittance Date:             Original Sub-Pool 1 Principal
July 25, 1997                      Balance: $_____________

Closing Date:                      Original Sub-Pool 1 Pre-Funded Amount:
June 25, 1997                      $___________

Class 1A[-1][-2][-3][-4]           Latest Scheduled Maturity Date of the Class
[-5]                               A Certificates:
Pass-Through Rate:                 ___________ 1, 20__
[variable][____%]

CUSIP #:                           Trustee:  LaSalle National Bank


     This certifies that __________________________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 1A[-1][-2][-3][-4][-5] Certificates of the above referenced series (the "Class 1A[-1][-2][-3][-4][-5] Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Sub-Pool 1 Initial Mortgage Loans is June 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on July 25, 1997, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month next preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 1A[-1][-2][-3][-4][-5] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement. Notwithstanding the foregoing, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to Certificateholders of record as of the Closing Date.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.

                                            LASALLE NATIONAL BANK,
                                              as Trustee

                                             By:
                                                 -------------------------------
                                                     Authorized Officer

Dated:________________________
(Seal)

                          CERTIFICATE OF AUTHENTICATION

This is a Class 1A[-1][-2][-3]][-4][-5] Certificate referred to in the within-mentioned Agreement.

                              LASALLE NATIONAL BANK, as Certificate Registrar


                               By:
                                   -------------------------------------------
                                               Authorized Officer

                                   EXHIBIT B-2

                         [FORM OF CLASS 2A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate


Series 1997-2                        Original Class 2A
Class 2A                             Principal Balance:
                                     $_____________.
No. ____________
                                     Original Dollar Amount as of the Closing
Date of Pooling and                  Date Represented by this Certificate:
Servicing Agreement:                 $_____________.

June 1, 1997                         Percentage Interest of
                                     this Certificate:
Servicer:                                   %
Lee Servicing Company, a
division of Superior Bank            Original Sub-Pool 2 Principal
FSB                                  Balance: $______________

First Remittance Date:               Original Sub-Pool 2 Pre-Funded Amount:
July 25, 1997                        $_____________.

Closing Date:                        Latest Scheduled Maturity Date of the Class
June 25, 1997                        A Certificates:

CUSIP #:                             ___________ 1, 20__

                                     Trustee:  LaSalle National Bank


     This certifies that ___________________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 2A Certificates of the above referenced series (the "Class 2A Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Sub-Pool 2 Initial Mortgage Loans is June 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on July 25, 1997, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A-1 Certificates and the Class 2A Certificates, and the last Business Day of the month next preceding the month of such distribution (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 2A Certificates on such Remittance Date pursuant to Section
6.06 of the Agreement. Notwithstanding the foregoing, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to the Certificateholders of record as of the Closing Date.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.

                                 LASALLE NATIONAL BANK,

                                   as Trustee


                                  By:
                                     --------------------------------
                                          Authorized Officer

Dated:________________________
(Seal)

                          CERTIFICATE OF AUTHENTICATION

         This is a Class 2A Certificate referred to in the within-mentioned Agreement.

                                 LASALLE NATIONAL BANK, as Certificate Registrar


                                 By:
                                    ---------------------------------------
                                           Authorized Officer

                                   EXHIBIT B-3

                          [FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES TO THE TRUSTEE AN AFFIDAVIT STATING AMONG OTHER THINGS THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE AND (2) THE PROPOSED TRANSFEROR PROVIDES TO THE TRUSTEE A CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEROR HAS NO KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE AND NO PURPOSE OF SUCH PROPOSED TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS SUCH TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFER OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT, INCLUDING INDIVIDUAL RETIREMENT ACCOUNTS AND ANNUITIES, KEOGH PLANS AND COLLECTIVE INVESTMENT FUNDS AND SEPARATE ACCOUNTS IN WHICH SUCH PLANS, ACCOUNTS OR ARRANGEMENTS ARE INVESTED THAT IS SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR THE INTERNAL REVENUE CODE OF 1986 (THE "CODE"), UNLESS THE SERVICER AND THE TRUSTEE ARE PROVIDED WITH A CERTIFICATION AND AN OPINION OF COUNSEL WHICH ESTABLISHES TO THE SATISFACTION OF THE SERVICER AND THE TRUSTEE THAT SUCH TRANSFER WILL

NOT RESULT IN A VIOLATION OF SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR CAUSE THE SERVICER OR THE TRUSTEE TO BE DEEMED A FIDUCIARY OF SUCH PLAN OR RESULT IN THE IMPOSITION OF AN EXCISE TAX UNDER THE CODE.

                   AFC Mortgage Loan Asset Backed Certificate

      Series 1997-2                             Percentage Interest of
      Class R                                   this Certificate:
                                                    %

      No._______________

      Date of Pooling and                       Original Pool Principal Balance:
      Servicing Agreement:                      $________________.
      June 1, 1997

                                                Original Pre-Funded Amount:
      Servicer:                                 $___________.
      Lee Servicing Company, a
      division of Superior Bank FSB             Trustee:  LaSalle National Bank

      First Remittance Date:                    Closing Date:
      July 25, 1997                             June 25, 1997

     This certifies ________________________ that is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class R Certificates of the above referenced Series (the "Class R Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Lee Servicing Company, a division of Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Initial Mortgage Loans is June 1, 1997. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on July 25, 1997, the Trustee or a Paying Agent shall distribute to the Person in whose name this Certificate is registered on the last day of the month next preceding the month of such distribution (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amounts required to be distributed to the Holders of the Class R Certificates on such Remittance Date pursuant to the Agreement. Notwithstanding the foregoing, the initial distribution on all Classes of Certificates other than the Class 1A-1 Certificates and the Class 2A Certificates will be made to the Certificateholders of record as of the Closing Date.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     No transfer of a Class R Certificate or any interest therein shall be made to any employee benefit plan or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested, that is subject to the Employment Retirement Income Security Act of 1974, as amended ("ERISA"), or the Code (each, a "Plan"), unless the prospective transferee of a Class R Certificate provides the Servicer and the Trustee with a certification of facts and, at its own expense, an Opinion of Counsel which establish to the satisfaction of the Servicer and the Trustee that such transfer will not result in a violation of Section 406 of ERISA or Section 4975 of the Code or cause the Servicer or the Trustee to be deemed a fiduciary of such Plan or result in the imposition of an excise tax under Section 4975 of the Code.

     As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, execution and/or delivery by the proposed transferor and/or transferee, as appropriate, the Resale Certification (Exhibit D to the Agreement), and, if required by the Trustee, an opinion of counsel relating to the exemption from registration under the 1933 Act pursuant to which the proposed transfer is to be made, the Transfer Affidavit (Exhibit J to the Agreement) and Transfer Certificate (Exhibit J-1 to the Agreement) described in
Section 4.02(c)(ii) of the Agreement, and, if the proposed transferee is a Plan, the certification and opinion of counsel described on the front of this Certificate, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form of Exhibit E to the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.

                                            LASALLE NATIONAL BANK,
                                              as Trustee


                                            By:
                                                --------------------------------
                                                       Authorized Officer

Dated:________________________
(Seal)

                          CERTIFICATE OF AUTHENTICATION

     This is a Class R Certificate referred to in the within-mentioned
Agreement.

                                            LASALLE NATIONAL BANK,
                                              as Certificate Registrar


                                            By:
                                                --------------------------------
                                                     Authorized Officer

                                   EXHIBIT B-4

                        [Form of Reverse of Certificate]

     This Certificate is one of a duly authorized issue of Certificates designated as AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R (herein called the "Certificates") consisting of Sub-Pool 1 and Sub-Pool 2 Mortgage Loans, and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto, (ii) such assets as from time to time are identified as REO Property with respect to the related Sub-Pool or are deposited in the related Certificate Account, related Principal and Interest Account, related Trustee Expense Account, related Pre-Funding Account, related Reserve Account, the related Interest Coverage Account and the Supplemental Interest Account, including amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy (as defined below), (v) Liquidation Proceeds and (vi) Released Mortgaged Property Proceeds (all of the foregoing being hereinafter collectively called the "Trust Fund"). The Depositor's Yield and amounts due on or before the Cut-off Date in the case of Initial Mortgage Loans or on or before a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans do not constitute part of the Trust Fund. The Class R Certificates are subordinated in right of payment to the Class A Certificates, as set forth in the Agreement.

     The Certificates do not represent an obligation of, or an interest in, the Servicer, the Depositor or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Department of Veterans Affairs or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, the Excess Spread with respect to the related Sub-Pool, the related Pre-Funded Amount, the related Initial Reserve Account Deposit, the related Interest Coverage Amount, the Supplemental Interest, if any, and amounts payable under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. To the extent described in the Agreement, the Class 1A and Class 2A Certificates are cross-collateralized and, in certain circumstances, Excess Spread and principal collections on a Sub-Pool will be available to Holders of the Class A Certificates related to the other Sub-Pool. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

     Financial Guaranty Insurance Company (the "Certificate Insurer") has issued a surety bond (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

     As provided in the Agreement, deposits and withdrawals from the related Principal and Interest Account, the related Certificate Account, the related Trustee Expense Account, the related Reserve Account, the related Interest Coverage Account and the Supplemental Interest Account may be made by the Servicer or the Trustee, as the case may be, from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement to the Servicer or the Depositor of advances made, or certain expenses incurred, by each, and the payment of fees due and owing to the Servicer, the Trustee and the Certificate Insurer.

     Subject to certain restrictions, the Agreement permits the amendment thereof by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer, (i) the Class 1A Majority Certificateholders in the case of an amendment solely affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment solely affecting the Class 2A Certificates (although in certain limited circumstances the Agreement may be amended without the consent of any Certificateholder). The Agreement permits the related Majority Certificateholders, on behalf of all related Certificateholders, subject to the consent of the Certificate Insurer, or the Certificate Insurer, to waive any default by the Servicer in the performance of its obligations under the Agreement with respect to the related sub-Pool and its consequences, except a default in making any required distribution on a Certificate. Any such consent or waiver by the related Majority Certificateholders or the Certificate Insurer shall be conclusive and binding on the Holder of this Certificate and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form required by the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Class 1A-1, Class 1A-2, Class 1A-3, Class 1A-4, Class 1A-5, Class 2A and Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of a like Class evidencing the same undivided ownership interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties of the Sub-Pool at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the aggregate principal balance of the Mortgage Loans at the time of purchase being less than five percent (5%) of the sum of the Pool Principal Balance and the Original Pre-Funded Amounts, or
(iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. In no event, however, shall the Trust Fund terminate later than twenty-one years after the death of the last surviving lineal descendant of the Person named in the Agreement. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EXHIBIT C

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT

                                              (date)

                  To:   ____________________________

                        ----------------------------

                        ____________________________  (the "Depository")

     As "Servicer" under the Pooling and Servicing Agreement, dated as of June 1, 1997, among Superior Bank FSB, as ("Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Agreement"), we hereby authorize and request you to establish two accounts, as Principal and Interest Accounts pursuant to
Section 5.03 of the Agreement, to be designated as "Sub-Pool 1 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." "Sub-Pool 2 Principal and Interest Account, Lee Servicing Company, a division of Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1997-2." All deposits in the accounts shall be subject to withdrawal therefrom by order signed by the Servicer in accordance with terms of the Agreement. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                            LEE SERVICING COMPANY, a

                                            division of Superior Bank FSB

                                            By:
                                               --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

     The undersigned hereby certifies that the above described accounts have been established as a trust account under Account Number ___________ and Account Number __________, at the office of the Depository indicated above, and agrees to honor withdrawals on such accounts as provided above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                                            [DEPOSITORY]

                                            By:
                                               --------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------

                                    EXHIBIT D

                              RESALE CERTIFICATION

                                  ___________, 19__

[Depositor]
[Servicer]
[Trustee]
[Certificate Insurer]
[Certificate Registrar]

                  Re: Class ___ Certificate, No. __ (the "Certificate"), issued pursuant to that certain Pooling and Servicing Agreement, AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, dated as of June 1, 1997 among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer and LaSalle National Bank, as Trustee
                        -------------------------------------------------------

Dear Sirs:

     ____________________________________________________ as registered holder
("Seller") intends to transfer the captioned Certificate to
___________________________ ("Purchaser"), for registration in the name of
________________________________.

     1. In connection with such transfer, and in accordance with Section 4.02 of the captioned Agreement, Seller hereby certifies to you the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement that:

          a. The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement, the Certificate and the Custodial Agreement, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Servicer and the Seller all of the Seller's obligations as Certificateholder thereunder;

          b. The Purchaser understands that the Certificate has not been registered under the 1933 Act or the securities laws of any state;

          c. The Purchaser is acquiring the Certificate [for investment] for its own account only and not for any other person;

          d. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificate;

          e. The Purchaser has been furnished with all information regarding the Certificate that it has requested from the Seller, the Trustee or the Servicer; and

          f. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the 1933 Act or which would render the disposition of the Certificate a violation of
     Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificate.

     3. The Purchaser warrants and represents to, and covenants with, the Seller, the Servicer and the Depositor that:

          a. The Purchaser agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement;

          b. Either: (1) the Purchaser is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Purchaser is not directly or indirectly purchasing the Certificates on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) Purchaser's purchase of the Certificate(s) will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

     4. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Resale Certification to be executed by their duly authorized officers as of the date first above written.

-------------------------------------,   --------------------------------------,
Seller                                   Purchaser

By:                                      By:
   ----------------------------------       ------------------------------------
Name:                                    Name:
     --------------------------------         ----------------------------------
Title:                                   Title:
      -------------------------------          ---------------------------------
Taxpayer                                 Taxpayer
Identification No.                       Identification No.
                  -------------------                      ---------------------

                                    EXHIBIT E

                                   ASSIGNMENT

     THIS ASSIGNMENT dated as of the day of __________, 19__, by and between ___________________________________________________ ("Assignor") and
_____________________________________ ("Assignee"), provides:

     That for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Certificateholder, in, to and under that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997, by and among LaSalle National Bank, as Trustee ("Trustee"), Superior Bank FSB, as Depositor, and Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and that certain Certificate, Class _____, No. __, Series 1997-2 (the "Certificate") issued thereunder and authenticated by the Trustee.

     2. For the purpose of inducing Assignee to purchase the Certificate from Assignor, Assignor warrants and represents that:

          a. Assignor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice, and has no knowledge of any offsets, counterclaims or other defenses available to the Servicer with respect to the Pooling and Servicing Agreement or the Certificate; and

          c. [The Assignor has no knowledge of and has not received notice of any amendments to the Pooling and Servicing Agreement or the Certificate.] [The Pooling and Servicing Agreement has been amended pursuant to _____________ dated _________________]

     3. By execution hereof Assignee agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement and the Certificate, and from and after the date hereof Assignee assumes for the benefit of each of the Servicer, the Depositor, the Trustee, the Certificate Registrar and the Assignor all of Assignor's obligations as Certificateholder thereunder.

     4. The Assignee warrants and represents to, and covenants with, the Assignor, the Depositor, the Trustee, the Certificate Registrar and the Servicer that:

          a. The Assignee agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement; and

          b. Either: (1) the Assignee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Assignee is not directly or indirectly purchasing the Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan; or (2) the Assignee is a Plan, but the Assignee's purchase of the Certificate will not result in a prohibited transaction under section 406 of ERISA or section 4975 of the Code and attached hereto is the certification and opinion of counsel required under Section 4.02(c) of the Pooling and Servicing Agreement.

     5. This Assignment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     WITNESS the following signatures.


-------------------------------------,   --------------------------------------,
Assignor                                 Assignee

By:                                      By:
   ----------------------------------       ------------------------------------
Name:                                    Name:
     --------------------------------         ----------------------------------
Title:                                   Title:
      -------------------------------          ---------------------------------
Taxpayer                                 Taxpayer
Identification No.                       Identification No.
                  -------------------                      ---------------------

State of ___________       )
                           ) ss.:
County of __________       )

     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of __________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ----------------------------------
                                             Notary Public

                                    My Commission expires ____________

State of ___________       )
                           ) ss.:
County of __________       )

     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of ____________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                    ----------------------------------
                                               Notary Public

                                    My Commission expires ____________

                                  EXHIBIT E(1)

                            WIRING INSTRUCTIONS FORM

                                 ______________, 19__

[Paying Agent]

[Trustee]

                  Re: AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, Class ___, No. __, issued pursuant to that certain Pooling and Servicing Agreement, dated as of June 1, 1997, among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                        --------------------------------------------------------

Dear Sir:

     In connection with the sale of the above-captioned Certificate by ______________ _______________ to ________________________("Transferee") you, as
Paying Agent with respect to the related Certificates, are instructed to make all remittances to Transferee as Certificateholder as of _________, 199 by wire transfer. For such wire transfer, the wiring instructions are as follows:

                              Bank Name:     _______________________________
                              City & State:  _______________________________
                              ABA No.:       _______________________________
                              Account Name:  _______________________________
                              Account No.:   _______________________________
                              Attention:     _______________________________


                                      ___________________________
                                              Transferee

Certificateholder's notice address:

Name:

Address:

                                    EXHIBIT F

                      FORM OF TRUSTEE INITIAL CERTIFICATION

                                       ______________, 19__

[Certificate Insurer]

[Servicer]

[Purchaser]

[Certificateholder]

                  Re: Pooling and Servicing Agreement, dated as of June 1,
                      1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                      -----------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received the documents referred to in Section 2.04(a) of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the related Mortgage Loan Schedule and such documents appear to bear original signatures or copies of original signatures if the original documents have not yet been delivered.

     The Trustee has made no independent examination of any such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                       LASALLE NATIONAL BANK,
                                            as Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                   EXHIBIT F-1

                      FORM OF TRUSTEE INTERIM CERTIFICATION

                                       ______________, 19__

[Certificate Insurer]

[Depositor]

[Servicer]

[Certificateholders]

                  Re: Pooling and Servicing Agreement, dated as of June 1,
                      1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee
                      -----------------------------------------------------

Gentlemen:

     In accordance with the provisions of Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed (or caused to be reviewed) the documents delivered to it or the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) of the Pooling and Servicing Agreement)[, except as set forth on Attachment A hereto], (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan[, except as set forth on Attachment A hereto], (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct[, except as set forth on Attachment A hereto] and (iv) each Mortgage Note has been endorsed as provided in Section
2.04 of the Pooling and Servicing Agreement[, except as set forth on Attachment A hereto]. The Trustee has made no independent examination of such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                       LASALLE NATIONAL BANK,
                                            as Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT G

                       FORM OF TRUSTEE FINAL CERTIFICATION

                                       _____________, 19__

[Certificate Insurer]

[Servicer]

[Certificateholders]

[Depositor]

               Re: Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2
                    ------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (except that no certification is given as to the items listed in Section 2.04(f) of the Pooling and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct, and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                       LASALLE NATIONAL BANK,
                                            as Trustee


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                                                 Page 1  6/24/97

                                   EXHIBIT H-1

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL 1

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MIT972  661324582  BURMER HARRIS             22 TINDER LANE                 LAKE GROVE            NY  11755       40,000.00
MIT972  661324590  HIETALA GAIL M            1635 FERRY STREET              WAUKEGAN              IL  60087       35,500.00
MIT972  661324608  LYCHMANENKO ANNA          61 MORRIS DRIVE                EAST MEADOW           NY  11554       25,000.00
MIT972  661324624  DONNELLY WILLIAM E        59 WENDOVER ROAD               ROCHESTER             NY  14610       58,000.00
MIT972  661324657  JOHNSON DAVID F           307 WESLEY AVENUE              EVANSTON              IL  60202       80,000.00
MIT972  661324681  GRAYER ALICE JONES        7810 SOUTH PRAIRIE AVE         CHICAGO               IL  60619       10,500.00
MIT972  661324699  DEMAURO JOSEPH            290 BRIGHTON AVENUE            STATEN ISLAND         NY  10301       30,400.00
MIT972  661324723  WASHINGTON WILLIE JAMES   219-27 EDGEWOOD AVENUE         SPRINGFIELD GARDENS   NY  11413       18,000.00
MIT972  661324756  WEITZMAN STEPHEN A        4950 REEDY BROOK LANE          COLUMBIA              MD  21044       93,000.00
MIT972  661324764  FEATHERS EMILY M          15 FIRST AVENUE                BROADALBIN            NY  12025       20,000.00
MIT972  661324780  SCHUETT VICTOR E          225 NORTH 4TH STREET           LIBERTYVILLE          IL  60048       63,500.00
MIT972  661324814  RODRIGUEZ LIGIA           157 WINTERS DRIVE              MASTIC                NY  11950       12,000.00
MIT972  661324855  NILSEN EDWARD             316 OCEAN AVENUE               BRENTWOOD             NY  11717       35,000.00
MIT972  661324905  DEVERY ROBERT M           5079 QUEENS WOOD DRIVE         BURKE                 VA  22015      164,500.00
MIT972  661324921  SINACORE MARGARET         27 VERBENA DRIVE               COMMACK               NY  11725       12,500.00
MIT972  661324947  RAMAIKAS ROSEMARIE        116 MYRTLE AVENUE              WEST ISLIP            NY  11795       20,000.00
MIT972  661324954  BETHEA JACQUELINE         328 EGGERTS CROSSING ROAD      LAWRENCEVILLE         NJ  08648      143,000.00
MIT972  661324988  COGLIANO JOHN W           14 PARLIN STREET               EVERETT               MA  02149       18,000.00
MIT972  661325027  BREHM DONALD F            72 ADA DRIVE                   STATEN ISLAND         NY  10314       35,000.00
MIT972  661325035  MAGNELLO EDDA R           2164 TIBBETS-WICK ROAD         GIRARD                OH  44420       24,500.00
MIT972  661325043  RUSSO MARIA               7 CALVIN AVENUE                LODI                  NJ  07644       35,000.00
MIT972  661325050  PIERCE PETER              28 GUSTO MANOR LANE            ROOSEVELT             NY  11575       64,250.00
MIT972  661325068  TRAIETTA JOSEPH           64 PARK CIRCLE SOUTH           EAST FARMINGDALE      NY  11735       17,500.00
MIT972  661325100  JACKSON RICHARD T         87 UPPER RESERVOIR ROAD        NEW MILFORD           CT  06776       55,000.00
MIT972  661325118  WOOD ARLENE R             200 OAK STREET                 SAYREVILLE            NJ  08879       55,000.00
MIT972  661325134  OLSON RICHARD T           169 GRANITE STREET             ROCKPORT              MA  01966       18,700.00
MIT972  661325175  DANIEL ELLIOTT C          1922 VALENCIA ROAD             DECATUR               GA  30032       22,000.00
MIT972  661325183  DELESSIO RAYMOND          918 KINGS PARKWAY              BALDWIN               NY  11510       54,000.00
MIT972  661325191  BUTCHER DOROTHY           5 OVERLOOK DRIVE               SLOATSBURG            NY  10974       25,000.00
MIT972  661325209  BUYTKINS JOSEPH P         4 CROSS STREET                 SAUGERTIES            NY  12477       23,000.00
MIT972  661325233  SYLVESTER LESLIE L        12 HENDRY STREET               DORCHESTER            MA  02122       60,000.00
MIT972  661325241  WATTS GERALD A            318 JOHN JAY DRIVE             ROCHESTER             NY  14617       20,000.00
MIT972  661325258  MIECZKOWSKI KAREN MARY    2525 ARDMORE PLACE             BELLMORE              NY  11710       11,500.00
MIT972  661325274  KASTRUNES ANDREAS         1013 LONDONDERRY DRIVE         GLEN BURNIE           MD  21061       78,000.00
MIT972  661325332  GRAY HAZEL M              1138 OSSIPEE ROAD              WEST HEMPSTEAD        NY  11552      105,000.00
MIT972  661325365  WALLER MARIE              15 OAKLEY STREET               DORCHESTER            MA  02124       50,000.00
MIT972  661325399  PERALTA MARINO P          38A BUSHWICK AVENUE            BRENTWOOD             NY  11717       62,400.00
MIT972  661325407  INNESS DEBORAH S          62 WIDMER ROAD                 WAPPINGER FALLS       NY  12590       55,000.00
MIT972  661325423  BODDIE ANNE MAE           28 LENT AVENUE                 MONTROSE              NY  10548       16,000.00
MIT972  661325431  POTOSKI PATRICIA          212 NORTH WYOMING AVENUE       NORTH MASSAPEQUA      NY  11758       30,000.00
MIT972  661325464  HICKS LEO F JR            75 JUDSON PLACE                BRIDGEPORT            CT  06606       14,000.00
MIT972  661325472  EDELSTEIN JACK            560 CLUBHOUSE ROAD             WOODMERE              NY  11598       85,000.00
MIT972  661325498  GIBSON GARY               113-28 209TH STREET            QUEENS VILLAGE        NY  11429       26,500.00
MIT972  661325522  RENNIX MARGARET           1451 NEEDHAM AVENUE            BRONX                 NY  10469       99,750.00
MIT972  661325530  SHEAR ROBERT E            6115 HELLEN LEE DRIVE          CLINTON               MD  20735       76,000.00
MIT972  661325555  FLYNN JAMES               KNOBB HILL ROAD                WESTBROOKVILLE        NY  12785       45,000.00
MIT972  661325563  ABBOTT JAMES M            98 COWPER STREET               EAST BOSTON           MA  02128       30,000.00
MIT972  661325589  FLORES APOLONIO           2337 RIVERVIEW ROAD            CLEARLAKE             CA  95423       35,100.00
MIT972  661325597  KLAUSER MALCOLM           2151 SUFONET DRIVE             SAN JOSE              CA  95124       35,000.00
MIT972  661325605  REYNOSO RUDOLPH REYES     3812 COSLEY STREET             IRVINE                CA  92714       35,500.00
MIT972  661325613  GOZASHTI FARID H          1748 AVENIDA SEGOVIA           OCEANSIDE             CA  92056       50,000.00
        -------------------------------------                                                               ----------------
               51  Sale Total                                                                                  2,327,600.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
MIT972  661324582      30,882.08   03/01/90   02/01/05    92.00   06/01/97   30.5  14.990         559.56
MIT972  661324590      25,893.32   03/01/90   02/01/05    92.00   07/01/97   64.5  13.950         471.58
MIT972  661324608      19,974.73   01/13/90   12/13/04    90.35   06/13/97   34.1  16.990         384.57
MIT972  661324624      42,764.38   02/12/90   01/12/05    91.33   08/12/97   64.9  13.950         770.46
MIT972  661324657      62,087.53   03/09/90   02/09/05    92.25   06/09/97   61.4  14.750       1,106.01
MIT972  661324681       8,524.42   04/20/90   03/20/05    93.53   05/20/97   19.8  18.000         169.09
MIT972  661324699      23,346.95   04/07/90   03/07/05    93.11   06/07/97   64.9  14.250         409.97
MIT972  661324723      13,986.19   04/27/90   03/27/05    93.76   06/27/97   22.8  15.000         251.93
MIT972  661324756      91,012.54   04/05/90   03/05/05    93.04   05/05/97   64.5  15.000       1,175.93
MIT972  661324764      15,155.59   03/15/90   02/15/05    92.45   06/15/97   51.5  14.500         273.10
MIT972  661324780      47,995.26   04/23/90   03/23/05    93.63   06/23/97   50.8  13.750         835.02
MIT972  661324814       9,515.13   04/12/90   03/12/05    93.27   05/12/97   28.6  14.500         163.86
MIT972  661324855      27,429.64   04/23/90   03/23/05    93.63   05/23/97   35.8  14.990         489.61
MIT972  661324905     163,587.48   05/27/90   04/27/05    94.78   05/27/97   70.0  14.500       2,014.39
MIT972  661324921       9,651.34   03/26/90   02/26/05    92.81   05/26/97   13.6  14.500         170.69
MIT972  661324947      16,587.53   05/03/90   04/03/05    93.99   06/03/97   22.4  16.500         300.74
MIT972  661324954     111,652.02   07/11/90   06/11/05    96.26   06/11/97   65.0  14.500       1,952.66
MIT972  661324988      13,925.87   04/13/90   03/13/05    93.30   06/13/97   64.6  15.500         258.12
MIT972  661325027      28,483.82   05/23/90   04/23/05    94.65   05/23/97   56.7  16.000         514.05
MIT972  661325035      19,965.49   06/04/90   05/04/05    95.01   06/04/97   50.0  16.900         375.32
MIT972  661325043      26,921.53   05/10/90   04/10/05    94.22   07/10/97   20.0  14.990         489.61
MIT972  661325050      53,799.85   05/25/90   04/25/05    94.72   05/25/97   65.1  16.900         984.26
MIT972  661325068      13,620.97   05/23/90   04/23/05    94.65   05/23/97   70.3  14.250         236.00
MIT972  661325100      42,370.54   06/09/90   05/09/05    95.18   06/09/97   65.0  13.750         723.24
MIT972  661325118      42,851.37   04/05/90   03/05/05    93.04   06/05/97   42.6  14.875         765.07
MIT972  661325134      15,493.46   07/13/90   06/13/05    96.33   06/13/97   54.8  16.500         281.19
MIT972  661325175      17,495.00   05/26/90   04/26/05    94.75   05/26/97   64.9  16.500         330.82
MIT972  661325183      43,681.83   05/18/90   04/18/05    94.49   06/18/97   45.9  15.900         789.34
MIT972  661325191      19,160.49   05/09/90   04/09/05    94.19   07/09/97   35.6  14.500         341.38
MIT972  661325209      18,382.88   05/10/90   04/10/05    94.22   06/10/97   49.1  15.990         337.64
MIT972  661325233      46,805.18   05/06/90   04/06/05    94.09   06/06/97   34.0  15.500         860.39
MIT972  661325241      16,342.94   05/10/90   04/10/05    94.22   06/10/97   59.9  16.500         300.74
MIT972  661325258       9,259.11   07/25/90   06/25/05    96.72   06/25/97   54.9  15.950         168.50
MIT972  661325274      75,412.93   07/25/90   06/25/05    96.72   05/25/97   60.0  13.900         918.03
MIT972  661325332      88,161.07   07/11/90   06/11/05    96.26   05/11/97   60.0  16.990       1,615.21
MIT972  661325365      40,677.84   07/20/90   06/20/05    96.56   06/20/97   41.7  16.900         765.96
MIT972  661325399      50,206.26   07/15/90   06/15/05    96.39   05/15/97   65.5  14.990         872.91
MIT972  661325407      43,895.26   07/20/90   06/20/05    96.56   06/20/97   57.0  15.990         807.40
MIT972  661325423      12,780.00   07/18/90   06/18/05    96.49   05/18/97   31.7  14.750         221.20
MIT972  661325431      23,537.13   07/05/90   06/05/05    96.07   06/05/97   48.8  14.500         409.65
MIT972  661325464       8,075.36   07/05/90   06/05/05    96.07   05/05/98   44.5  15.950         205.13
MIT972  661325472      68,945.94   07/06/90   06/06/05    96.10   05/06/97   29.7  14.500       1,160.67
MIT972  661325498      20,693.94   07/14/90   06/14/05    96.36   06/14/97   57.4  14.500         361.86
MIT972  661325522      79,602.78   07/26/90   06/26/05    96.76   05/26/97   54.8  15.500       1,430.40
MIT972  661325530      60,793.06   08/05/90   07/05/05    97.05   05/05/97   70.5  14.500       1,037.78
MIT972  661325555      37,147.35   07/25/90   06/25/05    96.72   05/25/97   39.1  15.990         660.60
MIT972  661325563      23,949.57   08/03/90   07/03/05    96.99   05/03/97   48.3  14.250         404.57
MIT972  661325589      34,227.53   06/03/90   05/03/05    94.98   06/03/97   53.1  13.950         414.50
MIT972  661325597      33,971.51   06/01/90   05/01/05    95.00   06/01/97   65.1  13.950         413.32
MIT972  661325605      34,524.62   02/17/90   01/17/05    91.50   06/17/97   69.9  15.000         448.88
MIT972  661325613      49,047.59   02/12/90   01/12/05    91.33   06/12/97   65.7  14.700         620.25
        ------------------------                       -----------          ----------------------------
               51   1,934,256.20                          94.75              55.1  15.069      32,023.16

                                                                 Page 2  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML689  661120162  KIMBALL GORDON            1500 LONE TREE                 HIGHLAND TOWNSHIP     MI  48380      120,000.00
 ML689  661290130  PARKER JOHN WILLIAM       748 SE WALNUT ST               HILLSBORO             OR  97123       49,500.00
 ML689  661346445  FRANKLIN MARY             159-03 NORTH CONDUIT AVENU     SPRINGFIELD GARDENS   NY  11434       54,000.00
 ML689  661399469  GLASSMAN JEFFREY I        5213 HILLTOP ROAD              LONG GROVE            IL  60047      142,500.00
 ML689  661400069  PERSONETT JOSEPH A        19280 LINCOLN GREEN LANE       MONUMENT              CO  80132       49,000.00
 ML689  661402628  GONZALES RICHARD A        119 NORTH WILLOW STREET        LAYTON                UT  84041       34,296.00
 ML689  661414821  WACHS WILLIAM J           5031 W 81ST STREET             BURBANK               IL  60459       34,500.00
 ML689  661418970  DEFORGE LAURETTA          332 & 334 FOXGLOVE             EUGENE                OR  97404       83,930.00
 ML689  661419549  FISCHER PAMELA A          5 LEE PLACE                    AMITYVILLE            NY  11701       31,300.00
 ML689  661421172  SHARIFI PARVIZ            1073 NEZ PERCE COURT           FREMONT               CA  94539       95,000.00
 ML689  661421248  DANIEL JOHN A             1030 DARLING STREET            OGDEN                 UT  84403       23,400.00
 ML689  661421651  ROMITO NICKY E            4418 REDFERN                   PARMA                 OH  44134       80,700.00
 ML689  661425637  MORONES RODOLFO C         7501 MUIRFIELD WAY             SACRAMENTO            CA  95822       63,750.00
 ML689  661426791  SCHULZE MARTIA            4505 WEST 5295 SOUTH           SALT LAKE CITY        UT  84118       15,000.00
 ML689  661428425  KOOZMAN EVAN              2143 SE 92ND AVENUE            PORTLAND              OR  97216       32,000.00
 ML689  661429449  CHAN TAT KEUNG            15307 EAST GUNNISON PLACE      AURORA                CO  80012       40,000.00
 ML689  661430686  BOYES SUSAN J             15445 OAK SPRING ROAD          LIBERTYVILLE          IL  60048       80,000.00
 ML689  661432559  LIBHART STEVEN J          768 SOUTH GRANT STREET         DENVER                CO  80209       20,000.00
 ML689  661432682  HYDE DONALD GREGORY       3741 WEST VILLA MARIA DRIV     GLENDALE              AZ  85308       14,000.00
 ML689  661435347  AULT JAMES H              8611 NORTHEAST 21ST PLACE      CLYDE HILL            WA  98004      130,400.00
 ML689  661435610  RESCHKE MICHAEL K         4807 SANDALWOOD CIRCLE         TAYLORSVILLE          UT  84118       41,250.00
 ML689  661435743  BLALOCK STEPHEN J         5288 CHIQUITA ROAD             INDIAN HILLS          CO  80454       23,075.00
 ML689  661436444  WELLS J CAROLE            1202 WASHINGTON STREET         BELLINGHAM            WA  98225       30,500.00
 ML689  661436485  RESCHKE JOHN E            6211 SOUTH RAINSBOROUGH CI     SALT LAKE CITY        UT  84121       58,300.00
 ML689  661436725  JONES TINA A              4963 SCRANTON STREET           DENVER                CO  80239       17,000.00
 ML689  661437590  HERGENRETER DONALD        6642 WEST 81ST AVENUE          ARVADA                CO  80003       45,257.00
 ML689  661437913  ROBINSON GARY W           2523 ASPEN SPRINGS DRIVE       PARK CITY             UT  84060      147,000.00
 ML689  661438168  THREADGILL ALPHONSO       8052 S. HERMITAGE AVE.         CHICAGO               IL  60620       56,100.00
 ML689  661438937  SCHADEI BARBARA-AN        47 MARINE AVENUE WEST          LINDENHURST           NY  11757       70,000.00
 ML689  661439554  WILLIAMS RAVENALD J       55 FALLWIND CIRCLE             SACRAMENTO            CA  95831       74,600.00
 ML689  661440297  ORESIK MARK C             633 WEST 600 NORTH             HOBART                IN  46342       39,200.00
 ML689  661440727  HALVERSEN RON J           359 WEST 2450 NORTH            LEHI                  UT  84043       24,350.00
 ML689  661440735  PARKES DALE A             274 NORTH 980 EAST             LINDON                UT  84042       49,988.00
 ML689  661440867  SAYRE JAMES R             1684 EAST GIBBS AVENUE         COTTAGE GROVE         OR  97424       18,400.00
 ML689  661441329  SMITH JOHNNIE E           4135 BOULEVARD PLACE           INDIANAPOLIS          IN  46208       12,000.00
 ML689  661441865  SWEET GERALD              5 EQUITY COURT                 MOUNT SINAI           NY  11766       47,100.00
 ML689  661441881  ZEFFER EDWARD JR          101 GLEN ROAD                  NORTH BABYLON         NY  11703       18,200.00
 ML689  661442459  DOYLE DAVID P             2107 NE 102ND AVENUE           PORTLAND              OR  97220       25,600.00
 ML689  661442541  C RICE JOEL E             1747 SOUTH MARION STREET       DENVER                CO  80210       35,000.00
 ML689  661442640  REDMON RICCI E            252-254 SOUTH HIGHLAND AVE     COLUMBUS              OH  43223       74,800.00
 ML689  661442657  DUDEK EVE T               5820 SOUTH KENSINGTON          COUNTRYSIDE           IL  60525       35,000.00
 ML689  661442897  TAVEY SHERYL              5684 SOUTH 625 EAST            MURRAY                UT  84107       16,500.00
 ML689  661442996  HAVLENA DIANA             33311 COVE ISLAND PLACE        DANA POINT            CA  92629       34,000.00
 ML689  661443200  OGGEL JEFFERY P           3205 SE 138TH AVENUE           PORTLAND              OR  97236       51,800.00
 ML689  661443549  KURZINSKI RANDALL L       W. 1037 GREEN ROAD             BLOOMFIELD TOWN       WI  53157       46,000.00
 ML689  661443853  RODRIGUEZ JESUS           6 SHADY OAKS DRIVE             WATSONVILLE           CA  95076       27,950.00
 ML689  661443879  RICHARDS NANCY E          6373 C ZANG COURT              ARVADA                CO  80004       18,000.00
 ML689  661445106  KING MICHAEL              718 NE DEKUM STREET            PORTLAND              OR  97211       14,300.00
 ML689  661445759  SORENSEN MICHAEL W        13695 FRONT STREET             PEYTON                CO  80831       27,000.00
 ML689  661446740  BERKOSKI RODNEY J         449 BLANK LANE                 WATERMILL             NY  11976       61,200.00
 ML689  661447169  JACUS WALTER C            424 EAST 55TH STREET           HINSDALE              IL  60521       59,000.00
 ML689  661447300  HOPKINS CLEO              5490 NORTH OSBORN ROAD         RIVERDALE             MI  48877       50,000.00
 ML689  661447540  BARNES JAMES B            955 N. EASTERN AVE.            INDIANAPOLIS          IN  46201       48,100.00
 ML689  661447789  CRISMAN RANDY L           13000 SW JACOB COURT           TIGARD                OR  97223       30,491.00
 ML689  661447995  PHILLIPS GARY WILLIAM     2104 SALT DRIVE                COLORADO SPRINGS      CO  80910       39,650.00
 ML689  661448068  PALACIOS ALFREDO          423 FERN STREET                NAMPA                 ID  83686       11,488.00
 ML689  661448605  FORT WILLIAM C            3712 GENERAL PATCH NE          ALBUQUERQUE           NM  87111       10,445.00
 ML689  661448894  LAWRENCE JUDITH M         585 W. GILBERT DRIVE           WOOD DALE             IL  60191       68,000.00
 ML689  661449884  CERNEY RAYMOND S          8565 EAST OTERO CIRCLE         ENGLEWOOD             CO  80112       34,450.00
 ML689  661449967  EICHEL GAIL               3051 NORTH 3800 WEST           CEDAR CITY            UT  84720       80,000.00
 ML689  661450056  SMITH RICHARD GEORGE      7440 CHASE DRIVE               ARVADA                CO  80003       20,912.00
 ML689  661450155  GOIN MARGARET C           9595 SOUTHWEST ROBBINS DRI     BEAVERTON             OR  97007       24,579.00
 ML689  661450163  TANN KESHA A              3809 SMOKE TREE DRIVE          COLORADO SPRINGS      CO  80920       15,760.00
 ML689  661450445  MCGEE CARL W J            961 DAFFODIL STREET            FOUNTAIN              CO  80817       21,125.00

                 Cut-off Date    First                                 Original   Current    Scheduled
                   Principal    Payment    Maturity    Rem       Date     LTV     Mortgage    Payment
Sale ID  Account    Balance       Date       Date      Term      Due     Ratio     Rate      Int & Prin
------------------------------------------------------------------------------------------------------
 ML689  661120162  119,616.03   07/01/96   06/01/26   348.00   06/01/97   60.0    10.000       1,053.09
 ML689  661290130   48,616.00   09/20/96   08/20/11   170.63   06/20/97   75.5    13.000         626.29
 ML689  661346445   53,989.43   11/29/96   10/29/11   172.93   05/29/97   81.6    11.500         534.76
 ML689  661399469  142,500.00   02/14/97   01/14/17   235.46   06/14/97   79.9    14.000       1,772.02
 ML689  661400069   48,840.25   02/17/97   01/17/12   175.56   06/17/97   87.9    12.750         532.48
 ML689  661402628   34,181.92   03/01/97   02/01/12   176.00   07/01/97   89.5    13.150         383.41
 ML689  661414821   34,500.00   05/01/97   04/01/12   178.00   06/01/97   89.8    12.750         374.91
 ML689  661418970   83,930.00   04/01/97   03/01/12   177.00   06/01/97   70.0    11.750         847.20
 ML689  661419549   31,300.00   05/21/97   04/21/12   178.65   05/21/97   39.3    10.100         338.27
 ML689  661421172   95,000.00   06/01/97   05/01/17   239.00   06/01/97   71.7    12.000       1,046.03
 ML689  661421248   23,055.07   04/01/97   03/01/12   177.00   07/01/97   79.1    14.300         282.83
 ML689  661421651   80,700.00   04/28/97   03/28/27   357.86   05/28/97   79.9    12.500         861.28
 ML689  661425637   63,677.23   04/01/97   03/01/12   177.00   06/01/97   85.0    10.850         718.59
 ML689  661426791   14,928.70   06/01/97   05/01/12   179.00   07/01/97   46.6    11.500         148.54
 ML689  661428425   31,924.53   06/01/97   05/01/12   179.00   07/01/97   84.7    12.750         399.63
 ML689  661429449   40,000.00   06/01/97   05/01/12   179.00   06/01/97   78.7    11.250         388.50
 ML689  661430686   80,000.00   05/01/97   04/01/12   178.00   06/01/97   37.5    11.900         816.74
 ML689  661432559   19,978.83   06/01/97   05/01/17   239.00   07/01/97   73.8    12.750         230.76
 ML689  661432682   14,000.00   06/01/97   05/01/12   179.00   06/01/97   83.9    11.050         159.56
 ML689  661435347  130,400.00   05/01/97   04/01/12   178.00   06/01/97   89.4    12.750       1,417.05
 ML689  661435610   41,250.00   04/01/97   03/01/12   177.00   06/01/97   84.9    13.700         478.98
 ML689  661435743   23,075.00   06/01/97   05/01/12   179.00   06/01/97   84.9    12.750         250.75
 ML689  661436444   30,397.77   04/19/97   03/19/12   177.57   06/19/97   80.4    13.750         401.08
 ML689  661436485   57,547.46   05/01/97   04/01/12   178.00   08/01/97   90.0    12.700         631.27
 ML689  661436725   17,000.00   06/01/97   05/01/12   179.00   06/01/97   89.6    11.750         201.30
 ML689  661437590   45,257.00   06/01/97   05/01/17   239.00   06/01/97   84.8    12.350         509.41
 ML689  661437913  147,000.00   06/01/97   05/01/12   179.00   06/01/97   56.6    11.750       1,483.83
 ML689  661438168   56,100.00   05/07/97   04/07/12   178.19   06/07/97   84.9    12.650         605.27
 ML689  661438937   70,000.00   05/14/97   04/14/12   178.42   06/14/97   56.0     9.990         751.80
 ML689  661439554   74,566.62   05/01/97   04/01/12   178.00   06/01/97   87.3    11.575         743.03
 ML689  661440297   39,200.00   05/16/97   04/16/12   178.49   06/16/97   79.3    13.250         441.30
 ML689  661440727   24,350.00   05/01/97   04/01/12   178.00   06/01/97   89.8    11.750         245.79
 ML689  661440735   49,988.00   05/01/97   04/01/12   178.00   06/01/97   89.9    11.350         579.20
 ML689  661440867   18,333.54   06/01/97   05/01/17   239.00   07/01/97   79.8    13.990         228.67
 ML689  661441329   11,926.41   04/25/97   03/25/12   177.76   06/25/97   51.0    11.750         121.13
 ML689  661441865   46,994.95   05/04/97   04/04/12   178.09   06/04/97   84.5    11.500         550.22
 ML689  661441881   18,162.02   05/11/97   04/11/07   118.32   06/11/97   85.5    11.500         255.88
 ML689  661442459   25,600.00   06/01/97   05/01/12   179.00   06/01/97   84.9    12.750         319.70
 ML689  661442541   35,000.00   06/01/97   05/01/12   179.00   06/01/97   49.9    11.500         408.87
 ML689  661442640   74,800.00   06/01/97   05/01/12   179.00   06/01/97   85.0    13.450         853.83
 ML689  661442657   34,862.33   05/16/97   04/16/17   238.49   06/16/97   21.8    10.400         347.09
 ML689  661442897   16,331.91   05/01/97   04/01/12   178.00   07/01/97   88.1    11.750         166.55
 ML689  661442996   33,879.93   06/01/97   05/01/12   179.00   07/01/97   84.9    12.750         369.48
 ML689  661443200   51,800.00   04/25/97   03/25/12   177.76   05/25/97   84.5    13.300         585.18
 ML689  661443549   45,777.22   05/08/97   04/08/17   238.22   07/08/97   34.0     9.800         437.83
 ML689  661443853   27,950.00   05/15/97   04/15/12   178.45   06/15/97   84.9    12.750         303.73
 ML689  661443879   17,995.87   06/01/97   05/01/27   359.00   07/01/97   15.0    10.500         164.65
 ML689  661445106   14,300.00   06/01/97   05/01/12   179.00   06/01/97   71.2    11.500         167.05
 ML689  661445759   26,932.34   06/01/97   05/01/12   179.00   07/01/97   89.0    11.750         319.72
 ML689  661446740   61,089.24   05/07/97   04/07/12   178.19   06/07/97   34.3    12.000         734.50
 ML689  661447169   58,919.58   05/14/97   04/14/17   238.42   06/14/97   79.7    14.000         733.68
 ML689  661447300   50,000.00   06/01/97   05/01/17   239.00   07/01/97   67.5    10.050         484.17
 ML689  661447540   48,048.01   05/09/97   04/09/27   358.26   06/09/97   89.9    11.550         478.17
 ML689  661447789   30,491.00   06/01/97   05/01/12   179.00   06/01/97   79.9    13.990         361.04
 ML689  661447995   39,603.23   06/01/97   05/01/17   239.00   07/01/97   90.0    11.750         429.69
 ML689  661448068   11,488.00   06/01/97   05/01/12   179.00   06/01/97   79.8    13.990         152.91
 ML689  661448605   10,416.72   05/07/97   04/07/12   178.19   06/07/97   84.8    12.750         130.44
 ML689  661448894   67,542.13   05/07/97   04/07/12   178.19   07/07/97   57.5    11.250         783.59
 ML689  661449884   34,450.00   06/01/97   05/01/12   179.00   06/01/97   89.9    11.750         347.74
 ML689  661449967   80,000.00   06/01/97   05/01/12   179.00   06/01/97   57.1    10.500         731.79
 ML689  661450056   20,875.64   06/01/97   05/01/12   179.00   07/01/97   84.9    12.350         255.71
 ML689  661450155   24,507.12   06/01/97   05/01/12   179.00   07/01/97   79.9    11.250         283.23
 ML689  661450163   15,760.00   06/01/97   05/01/17   239.00   06/01/97   89.9    11.750         170.79
 ML689  661450445   21,125.00   06/01/97   05/01/12   179.00   06/01/97   90.0    11.750         213.24

                                                                 Page 3  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
---------------------------------------------------------------------------------------------------------------------------
 ML689  661450585  SKEITH SHAWN F            11405 25TH STREET NORTHEAS     LAKE STEVENS          WA  98258       19,800.00
 ML689  661450775  ORTIZ TRENT H             2964 CAMINO CIELO COURT        COLORADO SPRINGS      CO  80920       16,950.00
 ML689  661450833  HUNTER WILLIAM C          1246 SOUTH ROUTT WAY           LAKEWOOD              CO  80232       25,000.00
 ML689  661450924  ZURFLUH SCOTT D           202 GRANT STREET               FREDERICK             CO  80530       21,300.00
 ML689  661451096  KNIGHT JAY JOSEPH         15613 NORTH 54TH STREET        PHOENIX               AZ  85254       18,000.00
 ML689  661451260  JOSEPH ROBERT LEON        1156 EAST LOST EDEN DRIVE      SANDY                 UT  84094       28,370.00
 ML689  661451294  GRASER MARY L             12055 RICHARDSON LANE          PEYTON                CO  80831       35,600.00
 ML689  661451385  SMITH MARY THERESE        7315 SILVERDALE STREET         COLORADO SPRINGS      CO  80911       28,000.00
 ML689  661451666  RAINER CHARLES JR         8411 S. HOYNE                  CHICAGO               IL  60620       45,000.00
 ML689  661451765  SMITH RUBY                1819 S. KOMENSKY               CHICAGO               IL  60623       92,500.00
 ML689  661452003  BECKER BRUCE L            305 RAMBLE RD.                 LAKE IN THE HILLS     IL  60102       22,200.00
 ML689  661452086  OZBURN CHARLES B          3712 OVERTON DRIVE             RICHMOND              IL  60071       33,000.00
 ML689  661453050  LEVINE DONNA A            7185 SOUTH FOX COURT           LARKSPUR              CO  80118      115,000.00
 ML689  661453225  FREAS JEFFREY C           1033 ASHLAND                   WILMETTE              IL  60091      100,000.00
 ML689  661453936  MARQUIS CHARLES R         45985 SUMMIT ROAD              PARKER                CO  80134       31,800.00
 ML689  661453985  ATKINSON JR DAVID G       354 NORTH 1120 WEST            PROVO                 UT  84601       19,000.00
 ML689  661454132  CLEGG MORRIS G            355 SOUTH HOLDAWAY ROAD        VINEYARD              UT  84058       32,000.00
 ML689  661454157  CLARK STEWART V           8743 EAST WOODLAND AVENUE      QUEEN CREEK           AZ  85242       60,000.00
 ML689  661454306  KOFOED LARRY E            7306 NORTH OTTAWA              CHICAGO               IL  60631       58,000.00
 ML689  661454371  REDMON RICCI E            430-432 NAPOLEON AVE           COLUMBUS              OH  43223       59,500.00
 ML689  661454728  MILLER LAWRENCE E         12213 SOUTH LAUREL CHASE D     RIVERTON              UT  84065       24,800.00
 ML689  661454868  WATSON DON C              3473 NW 126TH AVENUE           PORTLAND              OR  97229       40,000.00
 ML689  661454918  HARVEY KENNETH            88-53 75TH AVENUE              GLENDALE              NY  11385       89,000.00
 ML689  661454975  BATTLE SAMUEL             2420-22 E 73RD STREET          CHICAGO               IL  60649       51,000.00
 ML689  661455428  LERNER LAWRENCE C         2370 LAWRENCE STREET           EUGENE                OR  97405       27,850.00
 ML689  661455618  RICHARDSON BONNIE B       4780 MONTEBELLO DRIVE          COLORADO SPRINGS      CO  80918       23,000.00
 ML689  661455857  SKAHILL GREGORY A         5821 SOUTH LISBON WAY          AURORA                CO  80015       48,000.00
 ML689  661456137  SPRAGUE RICHARD W JR      819 NICOLET BOULEVARD          NEENAH                WI  54956       25,100.00
 ML689  661456301  FISHER DE ANNE D          124 DALY AVENUE                PARK CITY             UT  84060       29,763.00
 ML689  661456509  DEI BRIAN L               5944 WILD PLUM DRIVE           LOVELAND              CO  80537       67,205.00
 ML689  661456665  SANTOS CRISTETA M         450 SPRINGSIDE                 BUFFALO GROVE         IL  60089       47,500.00
 ML689  661457085  KING DARRYL L             1372 DAHLIA STREET             DENVER                CO  80220       51,375.00
 ML689  661457457  ANGEL PHYLLIS J           10853 WEST PATTERSON PLACE     LITTLETON             CO  80127       27,400.00
 ML689  661457465  MATHEWSON RICHARD J       10550 PIERSON CIRCLE           BROOMFIELD            CO  80020       37,757.00
 ML689  661457481  KANE SCOTT J              2038 SE 46TH AVENUE            PORTLAND              OR  97215       41,680.00
 ML689  661457838  WALSH PHILLIP             6034 N. PAULINA ST.            CHICAGO               IL  60660       11,600.00
 ML689  661457978  VAN ALST TERESA           3307 EAST 100 S.               ANDERSON              IN  46017       29,300.00
 ML689  661458133  KELLY JAY A               4751 WEST MORROW DRIVE         GLENDALE              AZ  85308       28,500.00
 ML689  661458190  NIEGOWSKI MICHAEL A       2285 JAMAICA STREET            AURORA                CO  80010       55,000.00
 ML689  661458562  MONTVILLE RICHARD S       18715 COVINGTON RD.            MINNETONKA            MN  55345       64,900.00
 ML689  661458919  SCOTT FLOYD B             5815 NW 331ST STREET           RIDGEFIELD            WA  98642      100,000.00
 ML689  661459016  ROWBERRY CLARK B          1474 NORTH 1050 WEST           OREM                  UT  84057       13,566.00
 ML689  661459057  WOOLSEY W BRUCE           389 WEST CHERRY DRIVE          RIVERDALE             UT  84405       18,000.00
 ML689  661459099  WIEGAND JOHN M            4901 SOUTH WADSWORTH BLVD      LITTLETON             CO  80123       72,123.00
 ML689  661459248  MATTHIES JANET L          5493 SOUTH 670 WEST            MURRAY                UT  84123       97,850.00
 ML689  661459321  SHERMAN RAYMOND           38 COLONIAL DRIVE              FARMINGDALE           NY  11735       78,100.00
 ML689  661459495  GEORGE KENNETH R          217 W. PINEVIEW DR.            ROUND LAKE            IL  60073       45,000.00
 ML689  661459776  GUMO PHILIP J             16392 EAST HIALEAH DRIVE       AURORA                CO  80015       31,109.00
 ML689  661459800  SWAIN REED                5350 WEST CADENZA DRIVE        WEST JORDAN           UT  84084       18,375.00
 ML689  661459867  ERNEST TIMOTHY NEIL       11478 SOUTH CRANBERRY HILL     DRAPER                UT  84020       30,000.00
 ML689  661459875  SCHNEIDER SARA M          3925 E MONTE CRISTO AVENUE     PHOENIX               AZ  85032       33,889.00
 ML689  661460048  CALVO HELEN               599 LONDON AVENUE              LAFAYETTE             CO  80026       13,000.00
 ML689  661460121  GODDARD DAVID W           10161 WEST EXPOSITION DRIV     LAKEWOOD              CO  80226       16,700.00
 ML689  661460196  WELLS ALBERT              20743 MARBLE CANYON WAY EA     MAYER                 AZ  86333       40,375.00
 ML689  661460238  DOWNEY EILEEN             10445 S. CAMPBELL AVE.         CHICAGO               IL  60655       32,400.00
 ML689  661460865  SPANTON BURT L            3528 WEST 7340 SOUTH           WEST JORDAN           UT  84084       20,000.00
 ML689  661460881  JOHNSON LORI A            5148 WEST FESTIVAL DRIVE       WEST VALLEY CITY      UT  84120       11,000.00
 ML689  661461343  NTIAMOAH AUDREY           9335 SOUTH LOOMIS              CHICAGO               IL  60620       12,000.00
 ML689  661461715  SNOWDEN LESTER R          2679 ZEPHYR DRIVE              COLORADO SPRINGS      CO  80920       35,000.00
 ML689  661461772  FISK CHARLES R            6702 EAST SUGARLOAF STREET     MESA                  AZ  85215       25,000.00
 ML689  661461954  WEST ROGER H              481 WEST 2350 SOUTH            BOUNTIFUL             UT  84010       45,200.00
 ML689  661461970  LANIG CARRIE T            3549 WESTRIDGE PLACE SOUTH     SALEM                 OR  97302       21,000.00
 ML689  661462622  WILDING MARK L            3929 WEST 3280 SOUTH           WEST VALLEY CITY      UT  84120       45,201.00
 ML689  661463125  MCCRACKEN SCOTT A         7604 WYANDOT STREET            DENVER                CO  80221       33,402.00

                       Cut-off Date    First                                Original   Current    Scheduled
                         Principal    Payment   Maturity   Rem        Date     LTV     Mortgage    Payment
Sale ID  Account          Balance       Date      Date     Term       Due     Ratio     Rate      Int & Prin
-----------------------------------------------------------------------------------------------------------
 ML689  661450585        19,800.00   06/01/97   05/01/12   179.00   06/01/97   80.7    12.750         247.27
 ML689  661450775        16,950.00   06/01/97   05/01/17   239.00   06/01/97   79.9    13.000         198.58
 ML689  661450833        24,963.75   06/01/97   05/01/12   179.00   07/01/97   72.1    13.100         278.51
 ML689  661450924        20,998.70   06/01/97   05/01/12   179.00   08/01/97   89.9    11.350         246.80
 ML689  661451096        18,000.00   05/01/97   04/01/12   178.00   06/01/97   80.0    12.050         185.84
 ML689  661451260        28,356.92   03/01/97   02/01/12   176.00   06/01/97   76.0    12.990         313.61
 ML689  661451294        35,600.00   06/01/97   05/01/17   239.00   06/01/97   84.8    11.800         387.03
 ML689  661451385        27,965.11   06/01/97   05/01/17   239.00   07/01/97   79.8    11.250         293.79
 ML689  661451666        45,000.00   05/18/97   04/18/27   358.55   06/18/97   64.2    11.750         454.23
 ML689  661451765        92,474.37   05/11/97   04/11/12   178.32   06/11/97   82.5    10.050         815.17
 ML689  661452003        22,200.00   06/01/97   04/10/16   227.00   06/01/97   69.3    11.525         221.89
 ML689  661452086        33,000.00   05/15/97   04/15/17   238.45   06/15/97   79.9    13.000         386.62
 ML689  661453050       115,000.00   06/01/97   05/01/12   179.00   06/01/97   85.0    12.750       1,249.70
 ML689  661453225        99,941.79   05/07/97   04/07/17   238.19   06/07/97   70.5    11.500       1,066.43
 ML689  661453936        31,800.00   06/01/97   05/01/17   239.00   06/01/97   84.9    12.750         366.91
 ML689  661453985        19,000.00   06/01/97   05/01/12   179.00   06/01/97   82.1    13.350         215.39
 ML689  661454132        32,000.00   06/01/97   05/01/12   179.00   06/01/97   79.9    12.200         334.09
 ML689  661454157        59,544.12   06/01/97   05/01/12   179.00   07/01/97   84.6    12.750         749.30
 ML689  661454306        57,857.92   05/18/97   04/18/12   178.55   06/18/97   79.9    14.000         687.23
 ML689  661454371        59,500.00   06/01/97   05/01/12   179.00   06/01/97   70.0    12.200         621.20
 ML689  661454728        24,625.62   06/01/97   05/01/12   179.00   07/01/97   79.7    13.350         319.51
 ML689  661454868        40,000.00   06/01/97   05/01/12   179.00   06/01/97   71.3    11.250         460.94
 ML689  661454918        88,772.61   05/23/97   04/23/17   238.72   05/23/97   75.0    12.500       1,011.17
 ML689  661454975        51,000.00   05/21/97   04/21/17   238.65   05/21/97   52.0    10.150         497.24
 ML689  661455428        27,850.00   06/01/97   05/01/12   179.00   06/01/97   84.9    12.750         347.80
 ML689  661455618        23,000.00   06/01/97   05/01/12   179.00   06/01/97   89.9    11.800         233.05
 ML689  661455857        48,000.00   06/01/97   05/01/17   239.00   06/01/97   84.3    11.500         511.89
 ML689  661456137        25,022.02   05/11/97   04/11/17   238.32   06/11/97   75.4    11.150         261.65
 ML689  661456301        29,763.00   06/01/97   05/01/12   179.00   06/01/97   79.9    13.350         337.40
 ML689  661456509        67,205.00   06/01/97   05/01/12   179.00   06/01/97   90.0    11.800         680.95
 ML689  661456665        47,452.54   05/11/97   04/11/12   178.32   06/11/97   89.9    11.400         551.87
 ML689  661457085        50,950.56   06/01/97   05/01/17   239.00   07/01/97   77.2    11.750         556.75
 ML689  661457457        27,400.00   06/01/97   05/01/12   179.00   06/01/97   78.9    13.350         310.61
 ML689  661457465        37,757.00   06/01/97   05/01/12   179.00   06/01/97   84.9    12.400         462.91
 ML689  661457481        41,625.38   05/14/97   04/14/12   178.42   06/14/97   84.9    12.750         520.52
 ML689  661457838        11,553.69   05/15/97   04/15/07   118.45   06/15/97   73.6    14.125         180.98
 ML689  661457978        29,300.00   07/01/97   05/15/12   180.00   07/01/97   88.1    12.275         329.35
 ML689  661458133        28,500.00   06/01/97   05/01/17   239.00   06/01/97   84.7    12.350         320.79
 ML689  661458190        54,638.50   06/01/97   05/01/12   179.00   07/01/97   79.1    11.150         630.32
 ML689  661458562        64,900.00   05/21/97   04/21/17   238.65   05/21/97   84.9    12.750         748.82
 ML689  661458919       100,000.00   06/01/97   05/01/12   179.00   06/01/97   79.6    12.950       1,102.29
 ML689  661459016        13,566.00   05/04/97   04/04/12   178.09   06/04/97   89.9    12.750         169.42
 ML689  661459057        18,000.00   06/01/97   05/01/12   179.00   06/01/97   81.5    12.750         195.60
 ML689  661459099        72,123.00   06/01/97   05/01/12   179.00   06/01/97   85.0    12.500         769.74
 ML689  661459248        97,714.98   06/01/97   05/01/12   179.00   07/01/97   88.1     9.650         833.51
 ML689  661459321        78,100.00   05/15/97   04/15/07   118.45   05/15/97   53.3    11.250       1,086.91
 ML689  661459495        44,997.74   05/15/97   04/15/17   238.45   06/15/97   39.1    11.100         467.55
 ML689  661459776        31,109.00   06/01/97   05/01/12   179.00   06/01/97   84.9    12.750         338.06
 ML689  661459800        18,321.96   06/01/97   05/01/12   179.00   07/01/97   89.9    11.300         212.32
 ML689  661459867        30,000.00   06/01/97   05/01/12   179.00   06/01/97   87.7    11.800         303.97
 ML689  661459875        33,687.39   06/01/97   05/01/17   239.00   07/01/97   84.2    12.750         391.02
 ML689  661460048        12,821.24   06/01/97   05/01/12   179.00   08/01/97   58.4    11.000         147.76
 ML689  661460121        16,695.96   06/01/97   05/01/12   179.00   09/01/97   85.0    12.750         181.48
 ML689  661460196        40,375.00   06/01/97   05/01/12   179.00   06/01/97   85.0    13.100         513.50
 ML689  661460238        32,400.00   05/11/97   04/11/17   238.32   06/11/97   74.9    11.750         351.12
 ML689  661460865        19,855.23   04/25/97   03/25/12   177.76   06/25/97   78.8    10.700         223.57
 ML689  661460881        11,000.00   05/04/97   04/04/12   178.09   06/04/97   89.6    12.750         119.54
 ML689  661461343        12,000.00   05/04/97   04/04/12   178.09   06/04/97   89.9    11.800         142.48
 ML689  661461715        35,000.00   06/01/97   05/01/17   239.00   06/01/97   80.9    12.750         403.83
 ML689  661461772        25,000.00   06/01/97   05/01/12   179.00   06/01/97   73.9    13.650         289.31
 ML689  661461954        45,133.07   05/04/97   04/04/12   178.09   06/04/97   81.4    13.700         592.86
 ML689  661461970        21,000.00   06/01/97   05/01/12   179.00   06/01/97   50.7    10.900         198.40
 ML689  661462622        45,168.94   05/04/97   04/04/17   238.09   06/04/97   87.5    12.750         521.53
 ML689  661463125        33,304.90   06/01/97   05/01/12   179.00   07/01/97   90.0    11.150         382.80

                                                                 Page 4  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML689  661463133  MCNALLY GERALD A          5007 240TH STREET EAST         GRAHAM                WA  98338       36,515.00
 ML689  661464420  RITZ DENNIS G             763 EAST LABRUM AVENUE         MURRAY                UT  84107       49,527.00
 ML689  661465153  JARVIS MICHAEL DEAN       2526 WALDEAN STREET            COLORADO SPRINGS      CO  80909       20,000.00
 ML689  661465195  LAMONT DAVID W            583 CANYON POINT CIRCLE        GOLDEN                CO  80403       45,400.00
 ML689  661465302  GAUTAVAI TAAGA            1145 EAST 250 SOUTH            BOUNTIFUL             UT  84010       60,266.00
 ML689  661465666  BELFOUR DIANE LATHER      11434 WEST ROXBURY DRIVE       LITTLETON             CO  80127      194,044.00
 ML689  661466466  PECK KORWYN               185 EAST 4380 NORTH            PROVO                 UT  84604       25,800.00
 ML689  661467324  BEER JR PAUL E            1645 SOUTH JELLISON STREET     LAKEWOOD              CO  80232       36,000.00
 ML689  661468512  RUSSEK JR FREDERICK       208 ULTRA DRIVE                HENDERSON             NV  89014       33,900.00
 ML689  661469445  GEORGIEV MILENA S         29-31 NORTH 1000 WEST          SALT LAKE CITY        UT  84116       59,500.00
 ML689  661469478  GARNER DONALD M           3864 WEST 11800 SOUTH          RIVERTON              UT  84065       60,000.00
 ML689  661470666  SAMPLE DEANNA S           4426 DRIFTWOOD PLACE           BOULDER               CO  80301       30,000.00
        -------------------------------------                                                               ----------------
              140  Sale Total                                                                                  6,167,738.00

                    Cut-off Date    First                                Original Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
------------------------------------------------------------------------------------------------------
 ML689  661463133     36,352.56   06/01/97   05/01/12   179.00   07/01/97   84.4  12.500         450.06
 ML689  661464420     49,326.47   05/01/97   04/01/12   178.00   07/01/97   69.7  13.850         654.59
 ML689  661465153     20,000.00   06/01/97   05/01/12   179.00   06/01/97   78.3  13.990         266.21
 ML689  661465195     45,400.00   06/01/97   05/01/12   179.00   07/01/97   79.9  11.250         440.95
 ML689  661465302     58,583.18   05/02/97   04/02/17   238.03   09/02/97   61.7  13.850         742.86
 ML689  661465666    193,964.35   06/01/97   05/01/27   359.00   07/01/97   82.5  12.250       2,033.38
 ML689  661466466     25,800.00   05/04/97   04/04/12   178.09   06/04/97   89.9  11.950         308.81
 ML689  661467324     35,974.47   06/01/97   05/01/17   239.00   07/01/97   84.8  12.750         415.37
 ML689  661468512     33,900.00   06/01/97   05/01/12   179.00   06/01/97   89.8  12.350         357.86
 ML689  661469445     59,500.00   06/01/97   05/01/27   359.00   06/01/97   85.0  12.750         646.58
 ML689  661469478     59,975.25   05/16/97   04/16/12   178.49   06/16/97   73.3  15.100         843.87
 ML689  661470666     30,000.00   06/01/97   05/01/12   179.00   06/01/97   62.6  10.400         272.18
        ---------------------                         ---------            --------------------------
              140  6,157,251.32                         207.97              76.3  12.129      68,110.62

                                                                 Page 5  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML691  661406157  LYONS VICKIE              27641 SOUTH SKINNER ROAD       ESTACADA              OR  97023       20,500.00
 ML691  661413757  HOLMES ROY L              1504 WILLSHIRE DRIVE           COLORADO SPRINGS      CO  80906       31,200.00
 ML691  661413963  BEDNARIK GERALD E JR      52 JOHNSON ROAD                ABERDEEN              WA  98520       42,600.00
 ML691  661419374  HARRIS TERRY L            6985 GAYLE LYN LANE            COLORADO SPRINGS      CO  80919       12,645.00
 ML691  661427278  ABASI ASHRAF SHAFIQ       7913 WILLOWRIDGE COURT         FAIR OAKS             CA  95628      144,500.00
 ML691  661428029  MCDANIEL JOSIE            424 W  98TH ST                 CHICAGO               IL  60628       41,000.00
 ML691  661428714  O'DONNELL DESMOND         11301 VALLEY OAK DRIVE         OAKDALE               CA  95361       71,644.00
 ML691  661430272  SMITH STEPHEN             6569 SOUTH 2600 EAST           SALT LAKE CITY        UT  84121       25,670.00
 ML691  661433011  LITTLE CLEVELAND          8739 SOUTH EUCLID              CHICAGO               IL  60617       37,000.00
 ML691  661433854  KOCHOU JOSEPH             5115 CHASE                     SKOKIE                IL  60077       30,000.00
 ML691  661435263  EATCHEL DOROTHY           78 WEST RUSSETT AVENUE         SALT LAKE CITY        UT  84115       12,400.00
 ML691  661435594  GILEADI AVRAHAM           125 EAST SPRING DRIVE          WOODLAND HILLS        UT  84653       43,050.00
 ML691  661436378  KELLEY KURT               147 CALLE LARGA                LOS GATOS             CA  95030       63,147.00
 ML691  661436691  HUTCHINS LARRY E          102 WEST HANCOCK AVENUE        WILLIAMS              AZ  86046       28,000.00
 ML691  661437491  BOWEN BARTLEY             4510 SOUTH WORMWOOD DRIVE      WEST VALLEY CITY      UT  84120       46,650.00
 ML691  661438432  CAIN SR RICHARD D         31005 WEST LAKE MORTON DRI     KENT                  WA  98042       39,400.00
 ML691  661439521  ASTORGA JAVIER            811 WEST 1000 NORTH            WEST BOUNTIFUL        UT  84087       35,300.00
 ML691  661440248  SHAGENA J LLOYD           1321 DIVISION                  PORT HURON            MI  48060       33,800.00
 ML691  661440602  COFFIN JOHN               3604 WEST WALTON AVENUE        SPOKANE               WA  99205       13,108.00
 ML691  661441782  GILLIGAN CHRISTINA M      1205 NORTH PERRY LOOP          KENNEWICK             WA  99336       21,145.00
 ML691  661442269  JHOOTY BALWINDER SINGH    7549 ORANGE DRIVE              CITRUS HEIGHTS        CA  95610       45,500.00
 ML691  661442905  BANKS MICHAELA U          1375 80TH AVENUE               OAKLAND               CA  94621       19,500.00
 ML691  661444398  HENDERSON LEROY           1820 TORBENSON DRIVE           CLEVELAND             OH  44112       29,000.00
 ML691  661446393  GALANG ALEXANDER          2191 WELLINGTON DRIVE          MILPITAS              CA  95035       77,500.00
 ML691  661446930  ACIERTO ALFRED            4122 NORTH HERMITAGE AVENU     CHICAGO               IL  60613       60,700.00
 ML691  661447185  CAPLE GREGORY             38 E. 104TH ST.                CHICAGO               IL  60628       61,200.00
 ML691  661447474  CHURCHILL TIMOTHY D       1408 W. TEMPERANCE             TEMPERANCE            MI  48182       35,000.00
 ML691  661448076  DEL ROSARIO               4316 SAYOKO CIRCLE             SAN JOSE              CA  95136       41,099.00
 ML691  661448175  FRIEDMAN GREGG B          6122 EAST CALLE TUBERIA        SCOTTSDALE            AZ  85251       48,552.00
 ML691  661448845  JOYCE KATHY E             408 FERNDALE COURT             COPIAGUE              NY  11726       95,000.00
 ML691  661450239  WECHSLER JONATHAN A       1807 E AUGUSTA AVENUE          PHOENIX               AZ  85020       27,500.00
 ML691  661450312  PAREDES EDWING            8989 XAVIER STREET             WESTMINSTER           CO  80030      114,000.00
 ML691  661450601  MILES CHARLOTTE           1309 EAST CARTER DRIVE         TEMPE                 AZ  85282       19,900.00
 ML691  661450783  AUSTON THOMAS L           3948 NORTH CARNATION LANE      AVONDALE              AZ  85223       25,950.00
 ML691  661451401  OLSON OVE S               8660 MAUI LANE                 PEORIA                AZ  85381       62,950.00
 ML691  661451419  DULL W DANIEL             10130 NORTHEAST 110TH STRE     KIRKLAND              WA  98033       84,686.00
 ML691  661451484  HARTSOCK HAROLD           515 EAST AVENUE                GLENSIDE              PA  19038       27,190.00
 ML691  661452888  THOMAS MARK               1010 LINCOLN STREET            THE DALLES            OR  97058       12,100.00
 ML691  661452904  MUHLESTEIN MICHAEL R      6671 WEST 4145 SOUTH           WEST VALLEY           UT  84120       31,692.00
 ML691  661452920  SMITH JANA LYNN           1426 SOUTH ELM STREET          DENVER                CO  80222       30,000.00
 ML691  661453241  LYON LAVONIA LEA          205 WEST BURNETT ROAD          ISLAND LAKE           IL  60042       40,000.00
 ML691  661453290  CUSICK JOSEPH M           318 EAST 43RD STREET           COVINGTON             KY  41015       85,500.00
 ML691  661454140  CARLSON SHAWNA K          397 NORTH 1180 EAST            PLEASANT GROVE        UT  84062       22,612.00
 ML691  661454587  STEPHENS GARY L           1882 EAST 10300 SOUTH          SANDY                 UT  84092       73,279.00
 ML691  661455063  RIGSBY EXIE               309 WEST 103RD STREET          CHICAGO               IL  60628       25,000.00
 ML691  661455212  HOLCOMBE SCOTT            9325 LYLE MEADOWS              CLIO                  MI  48420       89,200.00
 ML691  661455287  RODENISH FRED             3824 HELEN STREET              HARRISON              MI  48625       48,000.00
 ML691  661455675  GADWOOD TINA              20575 SW WYNGATE STREET        ALOHA                 OR  97007       22,855.00
 ML691  661456129  MEHRJOO ISA               47373 SEVEN MILE RD            NORTHVILLE            MI  48167      127,500.00
 ML691  661456327  MABEY JAMES M             14041 SOUTH OLD SADDLE ROA     DRAPER                UT  84020      258,300.00
 ML691  661457101  RISTOW GERALD             11816 29TH AVENUE SOUTHEAS     EVERETT               WA  98208       22,244.00
 ML691  661457218  WILSON PATRICIA J         1720 WEST 13TH STREET          MUNCIE                IN  47302       28,880.00
 ML691  661457358  BERRY STEVEN E            100 SOUTH 250 WEST             WILLARD               UT  84340       27,923.00
 ML691  661457366  MEYERS LAWRENCE G         1290 EAST 1375 NORTH           LAYTON                UT  84040       50,450.00
 ML691  661457929  HOLEMAN DONALD C          10612 SOMERSET                 DETROIT               MI  48224       20,000.00
 ML691  661458356  CAMIRE JIM                336 WEST DUNLOP DRIVE          PUEBLO WEST           CO  81007       25,000.00
 ML691  661458455  BASS LEE A                4852 WEST EDINBURGH LANE       WEST JORDAN           UT  84088       36,260.00
 ML691  661459172  ANDERSON APRIL D          1965 SWEARINGER DRIVE          COLORADO SPRINGS      CO  80906       11,210.00
 ML691  661459339  BARRICELLI JOSEPH         391 SHERBOURNE ROAD            VALLEY STREAM         NY  11580       29,500.00
 ML691  661459883  HAYES JAMES P             18444 EAST CLOUD ROAD          QUEEN CREEK           AZ  85242       15,160.00
 ML691  661460006  MACKALL FREDERICK W       6631 NORTH HILLSIDE WAY        PARKER                CO  80134       12,250.00
 ML691  661460691  TODD JAMES W              5402 EAST CALLE DEL MEDIO      PHOENIX               AZ  85018      122,200.00
 ML691  661461194  JOHNSON EMMA              680 FREDERICK BOULEVARD        AKRON                 OH  44320       49,600.00
 ML691  661461327  KUPISCH GRANT E           1042 SOUTH DAVID DRIVE         BENSENVILLE           IL  60106       63,000.00

                     Cut-off Date    First                                Original   Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV     Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio     Rate      Int & Prin
---------------------------------------------------------------------------------------------------------
 ML691  661406157      20,500.00   06/01/97   05/01/12   179.00   06/01/97   29.1     9.850         177.63
 ML691  661413757      31,049.36   03/18/97   02/18/12   176.61   06/18/97   45.3    15.590         449.35
 ML691  661413963      42,600.00   04/01/97   03/01/12   177.00   06/01/97   74.6    14.450         580.26
 ML691  661419374      12,645.00   04/14/97   03/14/12   177.40   06/14/97   68.8    12.100         152.58
 ML691  661427278     144,500.00   04/07/97   03/07/12   177.17   05/07/97   85.0    12.300       1,519.80
 ML691  661428029      41,000.00   06/01/97   05/01/12   179.00   06/01/97   47.6    11.750         413.86
 ML691  661428714      71,644.00   07/01/97   06/01/17   240.00   07/01/97   89.4    11.350         756.64
 ML691  661430272      25,670.00   06/01/97   05/01/12   179.00   06/01/97   79.5    14.700         318.43
 ML691  661433011      37,000.00   05/23/97   04/23/27   358.72   05/23/97   67.2    12.500         394.89
 ML691  661433854      29,899.18   05/14/97   04/14/17   238.42   06/14/97   85.0    13.000         351.47
 ML691  661435263      12,400.00   04/01/97   03/01/12   177.00   06/01/97   85.5    12.750         154.86
 ML691  661435594      43,050.00   05/01/97   04/01/12   178.00   06/01/97   84.9    14.000         510.09
 ML691  661436378      63,147.00   06/01/97   05/01/12   179.00   06/01/97   90.0    11.750         637.41
 ML691  661436691      28,000.00   06/01/97   05/01/12   179.00   06/01/97   69.8    11.750         331.56
 ML691  661437491      46,650.00   05/01/97   04/01/12   178.00   06/01/97   79.9    12.550         499.69
 ML691  661438432      39,400.00   05/01/97   04/01/12   178.00   06/01/97   89.9    12.750         492.04
 ML691  661439521      35,173.90   05/04/97   04/04/12   178.09   07/04/97   79.8    15.350         456.24
 ML691  661440248      33,774.11   05/09/97   04/09/12   178.26   06/09/97   65.0    11.500         334.72
 ML691  661440602      12,963.53   06/01/97   05/01/12   179.00   07/01/97   79.8    13.000         165.85
 ML691  661441782      21,145.00   06/01/97   05/01/17   239.00   06/01/97   88.1    11.750         229.15
 ML691  661442269      45,500.00   06/01/97   05/01/12   179.00   06/01/97   83.2    12.800         496.22
 ML691  661442905      19,500.00   06/01/97   05/01/12   179.00   06/01/97   86.6    12.100         202.08
 ML691  661444398      28,953.79   06/01/97   05/01/17   239.00   07/01/97   87.8    10.900         297.36
 ML691  661446393      77,500.00   05/01/97   04/01/12   178.00   06/01/97   90.0    12.350         818.11
 ML691  661446930      60,700.00   06/01/97   04/15/12   179.00   06/01/97   79.1    12.525         691.41
 ML691  661447185      61,200.00   05/25/97   04/25/27   358.78   05/25/97   85.0     9.400         510.14
 ML691  661447474      34,927.22   05/01/97   04/01/12   178.00   06/01/97   48.1    10.750         392.33
 ML691  661448076      41,099.00   05/01/97   04/01/12   178.00   06/01/97   85.0    13.700         539.07
 ML691  661448175      48,552.00   06/01/97   05/01/12   179.00   06/01/97   85.0    13.000         537.08
 ML691  661448845      94,951.73   05/21/97   04/21/12   178.65   06/21/97   79.1     9.600         997.75
 ML691  661450239      27,500.00   06/01/97   05/01/12   179.00   06/01/97   82.9    12.150         332.70
 ML691  661450312     114,000.00   05/01/97   04/01/12   178.00   06/01/97   89.9    11.350       1,115.90
 ML691  661450601      19,885.52   06/01/97   05/01/12   179.00   07/01/97   84.9    13.550         228.72
 ML691  661450783      25,950.00   05/01/97   04/01/12   178.00   06/01/97   89.9    12.350         317.31
 ML691  661451401      62,950.00   05/01/97   04/01/12   178.00   06/01/97   84.9    11.100         719.45
 ML691  661451419      84,686.00   06/01/97   05/01/12   179.00   06/01/97   83.2    12.750       1,057.59
 ML691  661451484      27,119.71   06/01/97   05/01/12   179.00   07/01/97   84.7    11.250         313.32
 ML691  661452888      12,100.00   06/01/97   05/01/12   179.00   06/01/97   64.0    10.100         130.77
 ML691  661452904      31,692.00   05/18/97   04/18/12   178.55   05/18/97   79.9    15.350         451.18
 ML691  661452920      30,000.00   06/01/97   05/01/12   179.00   06/01/97   79.8    12.200         313.21
 ML691  661453241      40,000.00   06/01/97   05/01/17   239.00   06/01/97   60.4    11.350         422.45
 ML691  661453290      85,500.00   05/21/97   04/21/27   358.65   06/21/97   90.0    11.550         849.96
 ML691  661454140      22,612.00   06/01/97   05/01/12   179.00   06/01/97   79.9    13.500         293.58
 ML691  661454587      73,279.00   06/01/97   05/01/12   179.00   06/01/97   89.9    12.050         756.58
 ML691  661455063      24,739.51   05/28/97   04/28/07   118.88   06/28/97   35.7     9.800         327.61
 ML691  661455212      89,200.00   06/01/97   05/01/12   179.00   06/01/97   80.0    12.600         958.92
 ML691  661455287      48,000.00   06/01/97   05/01/12   179.00   06/01/97   78.6    14.700         595.43
 ML691  661455675      22,849.02   05/18/97   04/18/17   238.55   06/18/97   84.9    13.350         273.48
 ML691  661456129     127,500.00   06/01/97   05/01/12   179.00   06/01/97   85.0    12.950       1,405.42
 ML691  661456327     258,300.00   05/01/97   04/01/12   178.00   06/01/97   89.9    11.300       2,518.58
 ML691  661457101      22,244.00   05/07/97   04/07/12   178.19   06/07/97   85.0    14.100         297.73
 ML691  661457218      28,880.00   07/01/97   06/01/12   180.00   07/01/97   80.0    13.500         330.80
 ML691  661457358      27,842.54   05/15/97   04/15/12   178.45   06/15/97   77.0    15.350         397.52
 ML691  661457366      50,378.24   06/01/97   05/01/12   179.00   07/01/97   85.0    12.400         534.52
 ML691  661457929      20,000.00   05/28/97   04/28/12   178.88   05/28/97   41.6    11.750         236.83
 ML691  661458356      24,940.04   06/01/97   05/01/12   179.00   07/01/97   19.6     9.400         259.55
 ML691  661458455      36,260.00   06/01/97   05/01/12   179.00   06/01/97   89.9    11.550         360.46
 ML691  661459172      11,210.00   06/01/97   05/01/12   179.00   06/01/97   89.9    11.400         130.24
 ML691  661459339      29,500.00   06/01/97   05/01/07   119.00   06/01/97   74.9    12.990         440.29
 ML691  661459883      15,160.00   06/01/97   05/01/12   179.00   06/01/97   75.8    13.000         191.81
 ML691  661460006      12,250.00   06/01/97   05/01/12   179.00   06/01/97   80.0    13.000         135.51
 ML691  661460691     122,200.00   06/01/97   05/01/12   179.00   06/01/97   89.9    12.050       1,261.67
 ML691  661461194      49,600.00   06/01/97   05/01/27   359.00   06/01/97   80.0    13.350         562.28
 ML691  661461327      63,000.00   05/23/97   04/23/17   238.72   05/23/97   84.8    12.750         726.90

                                                                 Page 6  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML691  661461939 BROWN MARC                8854 SOUTH ROCKY CREEK DRI     WEST JORDAN           UT  84088       28,000.00
 ML691  661462036 LOPEZ ANTONIO             16 THIRD STREET                HOLBROOK              NY  11741       54,500.00
 ML691  661462044 KELLY SUZANNE R           4142 MADISON                   BROOKFIELD            IL  60513       18,000.00
 ML691  661462564 CHERRY SHAWN              2390 WEST 5825 SOUTH           ROY                   UT  84067       16,500.00
 ML691  661462572 LUCIANI VINCENT           43 MONK STREET                 COLORADO SPRINGS      CO  80911       22,000.00
 ML691  661462606 DRAKE CLINT ARON          123 49TH AVENUE COURT          GREELEY               CO  80634       29,049.00
 ML691  661463075 IRISH SHAWN               925 SCEPTER COURT NE           SALEM                 OR  97301       22,133.00
 ML691  661463109 KURTZMAN ELON M           1917 E LAMAR ROAD              PHOENIX               AZ  85016       15,000.00
 ML691  661463158 AGACKI ALLEN J.           6268 DUNN AVENUE               SAN JOSE              CA  95123       75,000.00
 ML691  661463166 BUERGER DI ANNA R         6719 EAST 6TH STREET           SCOTTSDALE            AZ  85251       22,292.00
 ML691  661463307 WEST ALAN                 304 ST CLAIR AVENUE SW         NEW PHILADELPHIA      OH  44663       21,100.00
 ML691  661463935 RUDDELL LEWIS J           204 NORTH 2800 EAST            LAYTON                UT  84040       28,800.00
 ML691  661464255 THORSBY EDWARD            442 N PARK AVENUE              FOND DU LAC           WI  54935       67,500.00
 ML691  661464677 PEPPAS DENNIS             6405 SOUTH WIND CIRCLE         COLUMBIA              MD  21044       45,348.00
 ML691  661464693 PAPPAS KARYL LAVONNE      11417 KEY WEST DRIVE NE        ALBUQUERQUE           NM  87111       36,000.00
 ML691  661464834 JANDT CLARK R             4459 114TH STREET NORTHWES     MAPLE LAKE            MN  55358       39,200.00
 ML691  661465161 TIJERINA JOSE A           1307 LARCH STREET              CALDWELL              ID  83605       12,450.00
 ML691  661465609 MORRIS PAUL G             5579 WALN CREEK COURT SOUT     SALEM                 OR  97306       18,000.00
 ML691  661465658 PALONY DONALD P           1758 RUTH STREET               MAPLEWOOD             MN  55109       12,779.00
 ML691  661465716 HURYLOVICH JOSEPH         64-41 58TH ROAD                MASPETH               NY  11378       17,300.00
 ML691  661465849 O'SHEA PATRICIA ANN       8230 HIGHLAND AVENUE           DOWNERS GROVE         IL  60516       20,000.00
 ML691  661466243 JUDD KENNETH S            3744 WEST 12240 SOUTH          PAYSON                UT  84651       26,700.00
 ML691  661466490 CHANEY CLIFFORD           5038 EL CAMINO DRIVE #64       COLORADO SPRINGS      CO  80918       40,950.00
 ML691  661466573 KITCHEN DAVID             6370 WEST DEWEY DRIVE          LAS VEGAS             NV  89118       80,500.00
 ML691  661467407 WEBER DARRELL             14804 INTERLACHEN LANE         BURNSVILLE            MN  55306       92,250.00
 ML691  661467472 MITCHELL DOUGLAS M        205 RIDGE DRIVE                WOODLAND PARK         CO  80863       63,476.00
 ML691  661467787 KEMP WILLIAM III          14706 PEPPER AVENUE            CLEVELAND             OH  44110       58,000.00
 ML691  661467894 BRECKA LINDA L            17W 511 MORNINGSIDE DR         P.O. VILLA PARK       IL  60181       99,000.00
 ML691  661468009 TRELEVEN JAMES A JR       112 8TH STREET                 FOND DU LAC           WI  54935       69,000.00
 ML691  661468215 HALL R GARY               11825 NORTH 55TH PLACE         PHOENIX               AZ  85254       49,000.00
 ML691  661468439 REED CRAIG D              477 DAWSON DRIVE               CASTLE ROCK           CO  80104       26,830.00
 ML691  661468504 RUSSEK JR FREDERICK       2408 WEST LOMITA AVENUE        MESA                  AZ  85202       49,700.00
 ML691  661468520 MARTINEZ BENJAMIN L       50 WEST 1300 SOUTH             BOUNTIFUL             UT  84010       16,157.00
 ML691  661468629 FRIERSON JEWEL C JR       7736 S SANGAMON ST             CHICAGO               IL  60620       21,000.00
 ML691  661468926 PRICE LORIN R             110 EAST CELESTE DRIVE         MIDVALE               UT  84047       34,000.00
 ML691  661468934 HASKINS DEAN B            326 SW ANGELINE AVENUE         GRESHAM               OR  97080       20,450.00
 ML691  661469213 MAYO KENNETH R            5235 WAINWRIGHT DRIVE          COLORADO SPRINGS      CO  80911       13,000.00
 ML691  661469239 ZIEMAN LISA A             861 SAGE SPARROW CIRCLE        HIGHLANDS RANCH       CO  80126       21,035.00
 ML691  661469510 SNELL NED C               1101 SOUTH 2000 EAST           SALT LAKE CITY        UT  84108      113,000.00
 ML691  661469536 PERSAD GLORIA             6232 LANSDOWNE CIRCLE          BOYNTON BEACH         FL  33437       20,785.00
 ML691  661469643 VANG YER                  8274 AMMONS CIRCLE             ARVADA                CO  80005       24,000.00
 ML691  661469650 SZCZEPKOWSKI ANNETTE      1334 DOGWOOD LANE              LONGMONT              CO  80501       36,993.00
 ML691  661469668 HUNT JEFFREY L            38787 NORTH MAIN STREET        SCIO                  OR  97374      119,000.00
 ML691  661469726 FLEISHMAN DAVID MICHAEL   1135 SOUTH WELCH CIRCLE        LAKEWOOD              CO  80228       32,357.00
 ML691  661469825 PATTERSON GARY            951 CIMARRON DRIVE             REDLANDS              CA  92374       35,000.00
 ML691  661470138 SHILLIS ARLENE L          3317 S. UNION                  CHICAGO               IL  60616       45,000.00
 ML691  661470500 KEIGLEY JACK L            2008 WEST GOLDEN VALLEY DR     RIVERTON              UT  84065       39,750.00
 ML691  661470591 PEPLINSKI DIETER          16885 OAK BRUSH LOOP           PEYTON                CO  80831       32,391.00
 ML691  661470633 HAAG ERIC                 2272 EAST 3225 NORTH           LAYTON                UT  84040       15,000.00
 ML691  661470740 HIGGINS JOHNNY R          608 ABBIE LANE SW              ALBUQUERQUE           NM  87105       75,000.00
 ML691  661470856 CHRISTENSEN DENNIS        683 EAST 2150 SOUTH            BOUNTIFUL             UT  84010       38,000.00
 ML691  661471102 SCHROEDER ARTHUR J.       5 SPRING GARDEN COURT          LAKE IN THE HILLS     IL  60102       36,000.00
 ML691  661471375 COLLINGS PEGGY            4587 SOUTH KNIGHTSBRIDGE R     TAYLORSVILLE          UT  84119       44,000.00
 ML691  661471383 JOHNSON TODD              4238 NORTH TABOR               MESA                  AZ  85215       17,500.00
 ML691  661471433 LUBY CONSTANCE R          33 INDEPENDENCE ROAD           CRIPPLE CREEK         CO  80813       15,500.00
 ML691  661471870 GIBSON LESLIE             8831 SHERRI DRIVE              MACEDONIA             OH  44056       35,900.00
 ML691  661472035 LUDWIG KEVIN H            12182 SOUTH 3040 WEST          RIVERTON              UT  84065       65,897.00
 ML691  661473017 MERRYWEATHER CHRIS J      966 SOUTH 730 WEST             PAYSON                UT  84651       20,000.00
 ML691  661473082 SULLIVAN BRIAN D          14125 127TH AVENUE S E         SNOHOMISH             WA  98290       25,000.00
 ML691  661473322 BERGVINSSON LINDA         3009 44TH AVENUE WEST          SEATTLE               WA  98199      199,450.00
 ML691  661473827 BOWERS HAROLD EUGENE JR   2233 NORTH 450 WEST            SUNSET                UT  84015       16,907.00
 ML691  661473926 HOUSTON JOSH SR           755 KENTON STREET              AURORA                CO  80010       10,639.00
 ML691  661474189 JONES J STEPHEN           6042 SOUTH SCORPIO DRIVE       SALT LAKE CITY        UT  84118       23,600.00
 ML691  661474650 PHILLIPS BEVERLY S        12507 NORTH 4TH STREET         PARKER                CO  80134      105,000.00


                    Cut-off Date    First                                Original   Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV     Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio     Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 ML691  661461939     28,000.00   06/01/97   05/01/12   179.00   06/01/97   89.2    12.500         298.83
 ML691  661462036     54,500.00   06/05/97   05/05/07   119.11   06/05/97   80.9    10.990         750.43
 ML691  661462044     18,000.00   06/05/97   05/05/12   179.11   06/05/97   71.0    10.800         202.33
 ML691  661462564     16,443.80   05/16/97   04/16/12   178.49   06/16/97   89.8    12.750         206.06
 ML691  661462572     22,000.00   06/01/97   05/01/12   179.00   06/01/97   79.8    11.150         252.13
 ML691  661462606     29,049.00   06/01/97   05/01/12   179.00   06/01/97   84.3    12.500         358.04
 ML691  661463075     22,133.00   07/01/97   06/01/12   180.00   07/01/97   89.9    11.800         224.26
 ML691  661463109     15,000.00   06/01/97   05/01/12   179.00   06/01/97   65.7    12.750         187.33
 ML691  661463158     74,885.96   06/01/97   05/01/17   239.00   07/01/97   89.9    12.750         865.36
 ML691  661463166     22,292.00   06/01/97   05/01/17   239.00   06/01/97   85.0    12.750         257.21
 ML691  661463307     21,100.00   06/01/97   05/01/17   239.00   06/01/97   64.9    14.240         266.07
 ML691  661463935     28,800.00   06/01/97   05/01/12   179.00   06/01/97   89.9    11.800         341.95
 ML691  661464255     67,414.19   05/28/97   04/28/12   178.88   06/28/97   90.0    11.550         790.68
 ML691  661464677     45,348.00   06/01/97   05/01/12   179.00   06/01/97   89.6    11.150         519.70
 ML691  661464693     35,919.72   06/01/97   05/01/12   179.00   07/01/97   79.4    11.500         420.55
 ML691  661464834     39,171.63   05/23/97   04/23/12   178.72   06/23/97   74.9    12.350         479.33
 ML691  661465161     12,450.00   06/01/97   05/01/12   179.00   06/01/97   90.0    11.800         126.15
 ML691  661465609     18,000.00   06/01/97   05/01/12   179.00   06/01/97   70.7    12.500         221.85
 ML691  661465658     12,743.51   05/23/97   04/23/12   178.72   06/23/97   78.3    12.150         154.60
 ML691  661465716     17,300.00   06/01/97   05/01/17   239.00   06/01/97   12.3    10.650         174.47
 ML691  661465849     20,000.00   05/21/97   04/21/17   238.65   06/21/97   81.5    11.050         207.12
 ML691  661466243     26,613.14   06/01/97   05/01/12   179.00   07/01/97   79.9    10.550         245.23
 ML691  661466490     40,950.00   07/01/97   06/01/27   360.00   07/01/97   65.0     9.900         356.34
 ML691  661466573     80,500.00   06/01/97   05/01/12   179.00   06/01/97   80.8    12.700         871.65
 ML691  661467407     92,250.00   06/01/97   05/01/12   179.00   06/01/97   84.4    12.750       1,002.47
 ML691  661467472     63,476.00   07/01/97   06/01/12   180.00   07/01/97   89.9    11.800         643.17
 ML691  661467787     58,000.00   06/05/97   05/05/17   239.11   06/05/97   84.0    10.300         571.29
 ML691  661467894     99,000.00   06/01/97   05/01/17   239.00   06/01/97   55.0    12.375       1,116.07
 ML691  661468009     69,000.00   06/07/97   05/07/12   179.18   06/07/97   88.4    11.150         790.76
 ML691  661468215     49,000.00   06/01/97   05/01/12   179.00   06/01/97   87.5    13.100         545.87
 ML691  661468439     26,830.00   06/01/97   05/01/12   179.00   06/01/97   84.9    12.900         294.70
 ML691  661468504     49,700.00   06/01/97   05/01/12   179.00   06/01/97   89.9    12.350         524.65
 ML691  661468520     16,157.00   06/01/97   05/01/12   179.00   06/01/97   74.7    13.250         207.09
 ML691  661468629     21,000.00   06/01/97   05/01/17   239.00   06/01/97   85.7    13.000         246.03
 ML691  661468926     33,607.34   06/01/97   05/01/27   359.00   07/01/97   28.5    10.550         312.28
 ML691  661468934     20,450.00   06/01/97   05/01/12   179.00   06/01/97   85.0    13.000         226.22
 ML691  661469213     13,000.00   07/01/97   06/01/12   180.00   07/01/97   78.9    10.550         144.11
 ML691  661469239     21,035.00   06/01/97   05/01/12   179.00   06/01/97   84.0    13.000         266.14
 ML691  661469510    112,491.01   06/01/97   05/01/12   179.00   07/01/97   89.9    10.900       1,067.60
 ML691  661469536     20,746.81   06/01/97   05/01/12   179.00   07/01/97   80.1    13.500         238.07
 ML691  661469643     24,000.00   06/01/97   05/01/17   239.00   06/01/97   87.0    11.650         258.43
 ML691  661469650     36,993.00   06/01/97   05/01/12   179.00   06/01/97   89.9    12.300         389.08
 ML691  661469668    119,000.00   06/01/97   05/01/12   179.00   06/01/97   85.0     9.650       1,013.67
 ML691  661469726     32,357.00   06/01/97   05/01/12   179.00   06/01/97   84.8    11.550         321.66
 ML691  661469825     35,000.00   06/01/97   05/01/12   179.00   06/01/97   90.0    11.800         354.64
 ML691  661470138     45,000.00   05/28/97   04/28/17   238.88   05/28/97   34.0    12.000         495.49
 ML691  661470500     39,750.00   07/01/97   06/01/12   180.00   07/01/97   89.9    11.900         405.82
 ML691  661470591     32,391.00   07/01/97   06/01/12   180.00   07/01/97   79.9    10.550         359.05
 ML691  661470633     15,000.00   07/01/97   06/01/12   180.00   07/01/97   88.3    11.900         153.14
 ML691  661470740     75,000.00   06/01/97   05/01/12   179.00   06/01/97   75.0    12.500         800.44
 ML691  661470856     37,971.33   06/01/97   05/01/12   179.00   07/01/97   89.7    11.900         387.95
 ML691  661471102     35,926.15   06/01/97   05/01/12   179.00   07/01/97   84.2    12.500         443.71
 ML691  661471375     44,000.00   07/01/97   06/01/12   180.00   07/01/97   79.7    13.850         581.54
 ML691  661471383     17,500.00   06/01/97   05/01/12   179.00   06/01/97   80.0    13.000         221.42
 ML691  661471433     15,460.35   06/01/97   05/01/12   179.00   07/01/97   47.3     9.850         165.14
 ML691  661471870     35,900.00   06/07/97   05/07/12   179.18   06/07/97   89.9    12.430         381.20
 ML691  661472035     65,841.77   05/15/97   04/15/12   178.45   06/15/97   89.0    11.950         788.76
 ML691  661473017     19,942.27   05/15/97   04/15/17   238.45   06/15/97   85.8    11.950         219.52
 ML691  661473082     25,000.00   06/01/97   05/01/12   179.00   06/01/97   78.3    12.650         269.73
 ML691  661473322    199,165.58   06/01/97   05/01/12   179.00   07/01/97   81.2    12.500       2,128.65
 ML691  661473827     16,660.95   05/17/97   04/17/12   178.52   07/17/97   78.8    15.350         240.69
 ML691  661473926     10,639.00   07/01/97   06/01/12   180.00   07/01/97   89.3    11.900         127.00
 ML691  661474189     23,600.00   06/06/97   05/06/12   179.15   06/06/97   88.0    13.250         302.49
 ML691  661474650    104,906.64   06/01/97   05/01/27   359.00   07/01/97   75.0     8.990         844.10

                                                                 Page 7  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML691  661474668  GRAHAM TERICIA            4050 SOD HOUSE TRAIL           COLORADO SPRINGS      CO  80917       18,500.00
 ML691  661474676  KLEY TERRY E              78 EAST WASATCH STREET         MIDVALE               UT  84047       65,000.00
 ML691  661474718  MCMAHON JUDY              2053 WEST 4100 SOUTH           TAYLORSVILLE          UT  84119       31,500.00
 ML691  661474833  CODLING CRAIG             164 EAST 2000 NORTH            OREM                  UT  84057       43,800.00
 ML691  661474916  HALLMAN MARILYN           107 W MAPLE AVENUE             ROSELLE               IL  60172      104,900.00
 ML691  661475632  DICKEY RICHARD I          1630 DORCHESTER PLACE          COLORADO SPRINGS      CO  80906       12,000.00
 ML691  661476028  KESTLER RAYMOND           1210 WOODRIDGE STREET          ROUND LAKE BEACH      IL  60073       15,000.00
 ML691  661476382  JONES FREDERICK P SR      10344 EL RANCHO DRIVE          SUN CITY              AZ  85351       76,500.00
 ML691  661476770  SELMER MICHAEL P JR       645 LONG CORNER ROAD           MOUNT AIRY            MD  21771       48,330.00
 ML691  661477661  HOCHBRUNN THOMAS          8859 KNOLLWOOD DRIVE           EDEN PRAIRIE          MN  55347       22,000.00
 ML691  661479287  KINDRED PAUL              2655 12TH AVENUE               GREELEY               CO  80631       26,500.00
 ML691  661480616  SMITH DAVID W             1644 SOUTH WILFORD DRIVE       KAYSVILLE             UT  84037       62,500.00
 ML691  661483131  SPENCER LEROY             11080 NORTH 10800 WEST         THATCHER              UT  84337       23,687.00
 ML691  661483529  HANSON DAVID              8367 SOUTH 2960 WEST           WEST JORDAN           UT  84088       42,206.00
        -------------------------------------                                                               ----------------
              142  Sale Total                                                                                  6,283,792.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
 ML691  661474668      18,500.00   07/01/97   06/01/17   240.00   07/01/97   69.9  12.000         203.70
 ML691  661474676      65,000.00   07/01/97   06/01/12   180.00   07/01/97   89.5  11.900         663.60
 ML691  661474718      31,500.00   07/01/97   06/01/17   240.00   07/01/97   84.8  12.750         363.45
 ML691  661474833      43,800.00   07/01/97   06/01/12   180.00   07/01/97   87.4  11.900         447.16
 ML691  661474916     104,790.95   05/28/97   04/28/17   238.88   06/28/97   69.9  10.650       1,057.89
 ML691  661475632      12,000.00   07/01/97   06/01/12   180.00   07/01/97   57.0  11.000         136.39
 ML691  661476028      15,000.00   06/08/97   05/08/12   179.21   06/08/97   34.3  12.500         184.88
 ML691  661476382      76,500.00   07/01/97   06/01/12   180.00   07/01/97   85.0  12.500         816.45
 ML691  661476770      48,190.16   06/01/97   05/01/12   179.00   07/01/97   73.5  11.250         556.93
 ML691  661477661      22,000.00   06/01/97   05/01/12   179.00   06/01/97   79.2  12.750         274.74
 ML691  661479287      26,500.00   07/01/97   06/01/12   180.00   07/01/97   89.8  11.800         268.51
 ML691  661480616      62,500.00   05/28/97   04/28/17   238.88   05/28/97   86.6  12.750         721.13
 ML691  661483131      23,687.00   05/28/97   04/28/07   118.88   05/28/97   79.9  11.950         339.16
 ML691  661483529      42,206.00   06/01/97   05/01/12   179.00   06/01/97   89.9  13.250         540.97
        ----------------------                           ------             --------------------------
              142   6,279,958.66                         198.19              80.7  12.025      68,858.81

                                                                 Page 8  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML694  661205880  CARPIO RUSSELL J          2709 NE 91ST WAY               VANCOUVER             WA  98665       22,341.00
 ML694  661406439  AUTTERSON CHARLES JAMES   163 CAMINO ARROYO SOUTH        PALM DESERT           CA  92260       32,845.00
 ML694  661430140  DILTS LEONARD LEE         6650 WALKER ROAD               COLORADO SPRINGS      CO  80908       33,634.00
 ML694  661431189  SINGLETON NAMON II        5567 NORTHWEST MILLGLADE L     BREMERTON             WA  98312       48,100.00
 ML694  661440321  MORIN CHRISTOPHE J        3835 VICKSBURG TERRACE         COLORADO SPRINGS      CO  80917       44,600.00
 ML694  661444208  HORSLEY WILLARD           7652 BROKEN WAGON WAY          PRESCOTT VALLEY       AZ  86314       45,000.00
 ML694  661444976  AYALA VICTOR              4035 MADISON STREET            DENVER                CO  80216       22,300.00
 ML694  661445163  OLSEN BRENT L             8191 SOUTH 2360 WEST           WEST JORDAN           UT  84088       27,000.00
 ML694  661446765  HARRIS EDWARD             334 WEST 97TH STREET           CHICAGO               IL  60628       40,000.00
 ML694  661446823  TOYODA TOSHIYA            41906 RIDGE EAST               NOVI                  MI  48375       30,600.00
 ML694  661449033  VILLARCE JULIO            5106 W ALTGELD STREET          CHICAGO               IL  60639       21,700.00
 ML694  661451518  CULP DARLENE              17275 BRAILE                   DETROIT               MI  48219       28,000.00
 ML694  661453498  RAULS ARTHUR W JR         225 CHAPLEAU STREET            NORTH FOND DU LAC     WI  54937       31,100.00
 ML694  661454637  MCCONKEY DAVE             5303 141ST PLACE NW            STANWOOD              WA  98292       61,500.00
 ML694  661456681  GORDON LESLIE A           217 BEST STREET                BEDFORD               OH  44146       16,000.00
 ML694  661458109  HARRIS JOYCE              604 EAST 13TH STREET           MUNCIE                IN  47302       17,100.00
 ML694  661458463  BISH JACK C JR            5880 C HIGHWAY 45              NAMPA                 ID  83686       50,745.00
 ML694  661460139  HONEY DAVID               1522 NORTH OAK LANE            PROVO                 UT  84604       59,000.00
 ML694  661462028  HERNANDEZ BARRY           4405 PINE AVENUE               BREMERTON             WA  98310       19,000.00
 ML694  661462598  JOJOLA DANIEL RICHARD     2786 WEST 104TH PLACE          WESTMINSTER           CO  80234       56,000.00
 ML694  661462721  CODY WILLIAM J            4827 63RD AVENUE SE            OLYMPIA               WA  98513       27,388.00
 ML694  661462861  DRAKE RONALD              1856 WEST 7400 SOUTH           WEST JORDAN           UT  84084       46,677.00
 ML694  661462994  BASANESE JOHN A           6462 APPLEGATE DRIVE           SAN JOSE              CA  95119       48,495.00
 ML694  661463190  KILLIAN STEVEN            44 SYRACUSE AVENUE             MEDFORD               NY  11763       35,100.00
 ML694  661463455  PERCY CONNIE M            19547 GOULBURN                 DETROIT               MI  48206       39,900.00
 ML694  661463968  TRAN THIEU TAN            10401 PALM STREET NW           COON RAPIDS           MN  55433       14,591.00
 ML694  661464149  ARNOLD DON SIGLER         710 N FRANKLIN STREET          VALPARAISO            IN  46383       20,000.00
 ML694  661466706  MAERLING WILLIAM E        4520 E THISTLE LANDING DRI     PHOENIX               AZ  85044       17,000.00
 ML694  661466755  SHERMAN WILLIAM           1175 BABCOCK ROAD              COLORADO SPRINGS      CO  80915       22,000.00
 ML694  661467092  HESTER DERRELL            20453 ROSELAWN                 DETROIT               MI  48221       13,000.00
 ML694  661467654  WALKER TERRY M            14325 WEST WESLEY CIRCLE       LAKEWOOD              CO  80228       38,892.00
 ML694  661467696  BURNETT PHYLLIS O         1 LA MARCUS AVENUE             GLEN COVE             NY  11542       32,400.00
 ML694  661467704  GRANEY-CONOV COLLEEN      2760 W 96TH ST                 EVERGREEN PARK        IL  60805       37,500.00
 ML694  661468587  BAKER DALE ARTHUR         2022 15TH STREET SOUTHEAST     ROCHESTER             MN  55904       54,900.00
 ML694  661469130  CHAMBERS ALAN             4934 WEST 1400 SOUTH           CEDAR CITY            UT  84720       27,657.00
 ML694  661469874  SWANK GLENDA              6615 ZANG STREET               ARVADA                CO  80004       27,480.00
 ML694  661469932  CONROY WILLIAM L JR       7680 HYDE AVENUE SOUTH         COTTAGE GROVE         MN  55016       26,800.00
 ML694  661469940  HORNOWSKI CHESTER R       2860 N DRAKE AVE               CHICAGO               IL  60618       30,000.00
 ML694  661471292  BROWN JAMES               1879 SUMMERNIGHT TERRACE       COLORADO SPRINGS      CO  80909       22,497.00
 ML694  661472324  HALL MARK S               408 IRVING STREET              BELLINGHAM            WA  98225       23,389.00
 ML694  661472332  SCHENCK CLIFFORD          503 CHICAGO ST SE              ALBANY                OR  97321       48,778.00
 ML694  661472415  LILLARD JAN               353 BELLAIRE STREET            DENVER                CO  80220       60,000.00
 ML694  661472878  GRAHAM DANIEL             2080 SATHER DRIVE              COLORADO SPRINGS      CO  80915       22,700.00
 ML694  661473116  ANDERSON JAMES JR         4170 SOUTH LIPAN STREET        ENGLEWOOD             CO  80110       93,500.00
 ML694  661473439  NEUROHR JOHN              9 SLIGO AVENUE                 HUNTINGTON            NY  11743       23,400.00
 ML694  661474858  JOHNSTON DONALD           508 NORTH CENTER STREET        SALT LAKE CITY        UT  84103       68,900.00
 ML694  661475129  CLAUS SANDRA              4384 NORTH BLISSFUL CIRCLE     COLORADO SPRINGS      CO  80917       34,842.00
 ML694  661475350  LIPSON SARA-ANN           2611 SUMMERVIEW PLACE          HENDERSON             NV  89014       38,420.00
 ML694  661476341  LUCKART PHILLIP           2613 SOUTH TWAIN DRIVE         MAGNA                 UT  84044       34,000.00
 ML694  661476515  HAYSON MARY               8967 WEST 66TH PLACE           ARVADA                CO  80004       49,878.00
 ML694  661476564  ROBINETTE CHARLES         44219 SPARROW DRIVE            FREMONT               CA  94539       28,400.00
 ML694  661476804  MURPHY GLEN               34174 GOLDENROD CIRCLE         ELIZABETH             CO  80107       28,069.00
 ML694  661476820  CUNNINGHAM KING           18959 EAST MONTANA DRIVE       AURORA                CO  80017       97,750.00
 ML694  661477281  HILTON DOUGLAS            1328 EAST VALLEY RIDGE DRI     SANDY                 UT  84093       68,827.00
 ML694  661477398  SHOALS MYRL K             6935 WEST 80TH CIRCLE          ARVADA                CO  80003       35,000.00
 ML694  661477471  OSLER LARRY E             4107 SOUTH ACOMA STREET        ENGLEWOOD             CO  85910       14,400.00
 ML694  661477984  WILLIAMS WILBUR           4030 CHENANGO DRIVE            COLORADO SPRINGS      CO  80911       38,600.00
 ML694  661478446  MCCLEERY VAL M            1848 EAST CRESCENT VIEW DR     SANDY                 UT  84092       55,000.00
 ML694  661479089  JENSEN MARK E             725 NORTH 98TH STREET          SEATTLE               WA  98103       42,650.00
 ML694  661479212  HAYDEN BRETT W            3793 SOUTH CENTENNIAL ROAD     MAGNA                 UT  84044       12,374.00
 ML694  661479485  KAPORIS LOUIS J           136 MORA ROAD                  CARPENTERSVILLE       IL  60110       27,500.00
 ML694  661480525  HENSON WILLIAM B JR       1303 HARTFORD STREET           COLORADO SPRINGS      CO  80906       19,687.00
 ML694  661480566  MCCOY STEPHEN             13032 42ND AVENUE WEST         MUKILTEO              WA  98275       73,000.00
 ML694  661480855  PULMAN LINDA              1002 PANORAMA DRIVE            COLORADO SPRINGS      CO  80904       33,000.00

                    Cut-off Date    First                                Original   Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV     Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio     Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 ML694  661205880     21,796.44   08/02/96   07/02/11   169.02   07/02/97   76.9    12.200         271.01
 ML694  661406439     32,845.00   04/01/97   03/01/12   177.00   06/01/97   84.8    12.750         410.18
 ML694  661430140     33,634.00   05/23/97   04/23/12   178.72   05/23/97   67.1    11.250         326.67
 ML694  661431189     48,100.00   06/01/97   05/01/12   179.00   06/01/97   89.7    11.750         569.57
 ML694  661440321     44,600.00   07/01/97   06/01/12   180.00   07/01/97   88.6    11.750         450.20
 ML694  661444208     45,000.00   07/01/97   06/01/12   180.00   07/01/97   75.0    12.100         542.97
 ML694  661444976     22,300.00   07/01/97   06/01/12   180.00   07/01/97   89.9    11.850         265.49
 ML694  661445163     27,000.00   07/01/97   06/01/12   180.00   07/01/97   89.2    11.400         313.70
 ML694  661446765     40,000.00   06/14/97   05/14/17   239.41   06/14/97   48.1    11.750         433.48
 ML694  661446823     30,600.00   06/14/97   05/14/17   239.41   06/14/97   18.4    11.500         326.33
 ML694  661449033     21,700.00   06/01/97   07/01/12   181.00   06/01/97   79.9    14.500         295.40
 ML694  661451518     28,000.00   06/14/97   05/14/27   359.41   06/14/97   80.0    14.250         337.31
 ML694  661453498     31,100.00   06/05/97   05/05/17   239.11   06/05/97   55.1    12.400         351.15
 ML694  661454637     61,500.00   07/01/97   06/01/12   180.00   07/01/97   84.7    12.750         668.32
 ML694  661456681     16,000.00   06/14/97   05/14/12   179.41   06/14/97   76.7    10.400         175.87
 ML694  661458109     17,100.00   06/08/97   05/08/12   179.21   06/08/97   42.7    10.300         186.91
 ML694  661458463     50,745.00   07/01/97   06/01/12   180.00   07/01/97   84.9    12.750         551.44
 ML694  661460139     59,000.00   06/01/97   05/01/12   179.00   06/01/97   78.8    11.500         584.27
 ML694  661462028     19,000.00   07/01/97   06/01/12   180.00   07/01/97   89.8    12.050         196.17
 ML694  661462598     56,000.00   07/01/97   06/01/12   180.00   07/01/97   87.5    11.400         550.29
 ML694  661462721     27,388.00   07/01/97   06/01/12   180.00   07/01/97   85.0    12.750         297.62
 ML694  661462861     46,677.00   06/01/97   05/01/12   179.00   06/01/97   84.9    11.000         444.52
 ML694  661462994     48,495.00   07/01/97   06/01/17   240.00   07/01/97   79.8    11.250         508.84
 ML694  661463190     35,100.00   06/07/97   05/07/07   119.18   06/07/97   54.9    10.500         473.62
 ML694  661463455     39,900.00   06/01/97   05/01/12   179.00   06/01/97   84.8    12.400         489.18
 ML694  661463968     14,591.00   07/01/97   06/01/12   180.00   07/01/97   85.0    10.300         159.48
 ML694  661464149     20,000.00   06/16/97   05/16/07   119.47   06/16/97   60.1    10.275         267.36
 ML694  661466706     17,000.00   07/01/97   06/01/12   180.00   07/01/97   78.1    14.350         230.41
 ML694  661466755     22,000.00   07/01/97   06/01/17   240.00   07/01/97   39.0    12.000         242.24
 ML694  661467092     13,000.00   06/05/97   05/05/12   179.11   06/05/97   65.0    14.240         156.51
 ML694  661467654     38,892.00   07/01/97   06/01/12   180.00   07/01/97   89.9    11.800         461.78
 ML694  661467696     32,400.00   06/08/97   05/08/12   179.21   06/08/97   61.8    10.400         356.14
 ML694  661467704     37,500.00   06/09/97   05/09/17   239.24   06/09/97   84.7    12.150         416.84
 ML694  661468587     54,900.00   06/01/97   05/01/17   239.00   06/01/97   69.9     9.900         526.16
 ML694  661469130     27,657.00   07/01/97   06/01/12   180.00   07/01/97   79.9    13.250         311.36
 ML694  661469874     27,480.00   07/01/97   06/01/12   180.00   07/01/97   85.0    12.500         338.70
 ML694  661469932     26,800.00   06/12/97   05/12/12   179.34   06/12/97   89.8    11.800         318.20
 ML694  661469940     30,000.00   06/12/97   05/12/12   179.34   06/12/97   89.8    12.650         323.67
 ML694  661471292     22,497.00   07/01/97   06/01/12   180.00   07/01/97   79.9    11.250         259.24
 ML694  661472324     23,389.00   07/01/97   06/01/12   180.00   07/01/97   89.9    11.800         277.70
 ML694  661472332     48,778.00   07/01/97   06/01/12   180.00   07/01/97   90.0    12.300         513.03
 ML694  661472415     60,000.00   07/01/97   06/01/17   240.00   07/01/97   54.0    11.850         654.39
 ML694  661472878     22,700.00   07/01/97   06/01/12   180.00   07/01/97   77.9    11.250         261.58
 ML694  661473116     93,500.00   07/01/97   06/01/27   360.00   07/01/97   85.0    12.250         979.78
 ML694  661473439     23,400.00   06/21/97   05/21/07   119.64   06/21/97   89.9    11.900         334.37
 ML694  661474858     68,900.00   07/01/97   06/01/12   180.00   07/01/97   85.0    13.450         786.48
 ML694  661475129     34,842.00   07/01/97   06/01/12   180.00   07/01/97   79.8    13.990         463.77
 ML694  661475350     38,420.00   07/01/97   06/01/17   240.00   07/01/97   84.9     9.650         361.90
 ML694  661476341     33,864.59   05/22/97   04/22/12   178.68   06/22/97   66.3    12.350         358.91
 ML694  661476515     49,878.00   07/01/97   06/01/12   180.00   07/01/97   90.0    11.550         584.26
 ML694  661476564     28,400.00   07/01/97   06/01/12   180.00   07/01/97   90.0    11.900         339.02
 ML694  661476804     28,069.00   07/01/97   06/01/12   180.00   07/01/97   79.9    12.400         297.39
 ML694  661476820     97,750.00   07/01/97   06/01/27   360.00   07/01/97   85.0    10.150         868.68
 ML694  661477281     68,827.00   06/01/97   05/01/17   239.00   06/01/97   79.9    15.350         924.16
 ML694  661477398     35,000.00   07/01/97   06/01/12   180.00   07/01/97   79.7    13.100         389.91
 ML694  661477471     14,400.00   07/01/97   06/01/12   180.00   07/01/97   70.0    10.550         132.26
 ML694  661477984     38,600.00   07/01/97   06/01/17   240.00   07/01/97   89.1    12.300         433.12
 ML694  661478446     55,000.00   07/01/97   06/01/12   180.00   07/01/97   80.0    12.750         597.68
 ML694  661479089     42,650.00   07/01/97   06/01/12   180.00   07/01/97   89.8    11.400         419.11
 ML694  661479212     12,374.00   06/06/97   05/06/12   179.15   06/06/97   80.0    15.350         176.16
 ML694  661479485     27,500.00   06/12/97   05/12/17   239.34   06/12/97   30.8    12.000         302.80
 ML694  661480525     19,687.00   07/01/97   06/01/17   240.00   07/01/97   84.9    12.300         220.90
 ML694  661480566     73,000.00   07/01/97   06/01/17   240.00   07/01/97   81.5    10.800         743.59
 ML694  661480855     33,000.00   07/01/97   06/01/12   180.00   07/01/97   89.7    11.800         334.37

                                                                 Page 9  6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML694  661481648  ANDERSON STANLEY          229 ESTE ES ROAD               TAOS                  NM  87571       30,000.00
 ML694  661484246  PETERSEN JIM              7855 WEST WOOLLEY WAY          MAGNA                 UT  84044       25,000.00
 ML694  661484329  HENRIE DOUGLAS            104 NORTH 200 EAST             TREMONTON             UT  84337       28,256.00
 ML694  661485243  CARR JOHN                 4084 SOUTH 6865 WEST           WEST VALLEY CITY      UT  84128       23,084.00
 ML694  661486928  MORRIS ROE H              17923 SE 311TH STREET          AUBURN                WA  98092       20,930.00
 ML694  661488908  BROWN ARTHUR              23538 123RD STREET             TREVOR                WI  53179       71,000.00
        -------------------------------------                                                               ----------------
               70  Sale Total                                                                                  2,559,176.00

                     Cut-off Date  First                        Original Current    Scheduled
                       Principal  Payment Maturity Rem      Date   LTV   Mortgage    Payment
Sale ID  Account        Balance     Date    Date   Term     Due   Ratio   Rate      Int & Prin
---------------------------------------------------------------------------------------------
 ML694  661481648      30,000.00 07/01/97 06/01/12 180.00 07/01/97 50.5  11.750         355.24
 ML694  661484246      25,000.00 07/01/97 06/01/12 180.00 07/01/97 87.1  11.800         253.31
 ML694  661484329      28,256.00 06/05/97 05/05/12 179.11 06/05/97 89.9  13.250         362.17
 ML694  661485243      23,084.00 06/06/97 05/06/17 239.15 06/06/97 89.4  13.250         274.57
 ML694  661486928      20,930.00 07/01/97 06/01/12 180.00 07/01/97 80.0  13.000         264.82
 ML694  661488908      71,000.00 06/19/97 05/19/17 239.57 06/19/97 64.5  11.750         769.43
        ----------------------                     -------        --------------------------
               70   2,558,496.03                   209.22          78.1  12.003      28,423.46

                                                                 Page 10 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML695  661425728  MEADE LETITIA             715 ARMOUR DRIVE               LAKE HAVASU CITY      AZ  86406       60,850.00
 ML695  661442228  SCHREINER CARL            243 NE 2ND STREET              PILOT ROCK            OR  97868       10,800.00
 ML695  661450940  JACKSON RODNEY LYNN       121 NORTHEAST 58TH STREET      SEATTLE               WA  98105       41,500.00
 ML695  661453597  TENGLER CHARLES           1501 EAST STANFORD COURT       DRAPER                UT  84020       32,275.00
 ML695  661454777  CROUCH PAULINE            1711 SE 41ST AVENUE            PORTLAND              OR  97214       65,000.00
 ML695  661455840  BRAUN DONALD L            1495 US HIGHWAY 89             FISH HAVEN            ID  83287       29,000.00
 ML695  661458265  HINKLE BILL               4214 EAST 28TH AVENUE          SPOKANE               WA  99223       24,850.00
 ML695  661459040  CROFF JO                  1812 WEST CALEY AVENUE         LITTLETON             CO  80120       15,000.00
 ML695  661459578  LAMBERT MARTIN A IV       1021 NORTH PLUM GROVE ROAD     PALATINE              IL  60067       79,500.00
 ML695  661460535  WARREN JOHN JR            399 WHEELOCK PARKWAY WEST      ST PAUL               MN  55117       25,000.00
 ML695  661464495  RICE DANIEL ETHAN         254 NORTH 400 EAST             PROVO                 UT  84606       45,041.00
 ML695  661464867  SUFFERN MARY              16412 S STUART                 ORLAND PARK           IL  60462       32,000.00
 ML695  661464982  RIEMANN PAMELA            N166 W20837 PARKWAY DRIVE      JACKSON               WI  53037       50,000.00
 ML695  661465682  GRENTZ JAMES A            24 SOUTH RIDGE CIRCLE          BAYFIELD              CO  81122       27,569.00
 ML695  661465740  CAIN JOHNNY J             1730 WEST PHILADELPHIA         DETROIT               MI  48206       17,000.00
 ML695  661466409  VINCENT STEVEN            191 WEST 1820 NORTH            OREM                  UT  84057       28,175.00
 ML695  661468140  WOLDEN RONALD             1514 PETERSON ROAD             BURLINGTON            WA  98233       14,041.00
 ML695  661470583  SCOTT DAVID H             4204 MALAYA STREET             DENVER                CO  80249       30,062.00
 ML695  661470831  LEYBA RICHARD             26 SOUTH GARO AVENUE           COLORADO SPRINGS      CO  80910       23,000.00
 ML695  661471391  ALLEN GLENN               8281 SOUTH ESCALANTE DRIVE     SANDY                 UT  84093       28,300.00
 ML695  661472159  MARTIN DAVID              180 BELWOOD GATEWAY            LOS GATOS             CA  95032      180,000.00
 ML695  661472506  ROBINSON HERSHELL LEE SR  7132 S WOOD ST                 CHICAGO               IL  60636       26,200.00
 ML695  661472910  JAGER EUGENE              5854 ARBOLES STREET            SAN DIEGO             CA  92120       62,307.00
 ML695  661473298  WHITAKER DAVID L          19668 N 3RD AVENUE             PHOENIX               AZ  85207       22,988.00
 ML695  661474072  WILLIAMS HUGH L           571 EAST CHELSEA DRIVE         BOUNTIFUL             UT  84010      176,000.00
 ML695  661474585  MOON GRANT                14216 SOUTH 2200 WEST          BLUFFDALE             UT  84065      115,600.00
 ML695  661474742  MARQUEZ MARTHA            71 CALVERT AVENUE              SOUTH SAN FRANCISCO   CA  94080       40,000.00
 ML695  661474767  RODRIGUEZ JOSE            10 WATERFORD PLACE             PALM COAST            FL  32164       31,960.00
 ML695  661475103  JONES DAVID               2125 PATRICIAN WAY             COLORADO SPRINGS      CO  80909       34,188.00
 ML695  661475541  MITCHELL MARCUS D         2810 DAHLIA STREET             DENVER                CO  80207       30,000.00
 ML695  661475582  JOLLEY TODD R             1613 WEST SPRINGWATER DRIV     OREM                  UT  84058       29,923.00
 ML695  661475905  GARCIA VIVIAN             130 S ELM STREET               NORTHLAKE             IL  60164       61,200.00
 ML695  661476754  MEYER ROBERT              1997 SOUTH RIDGE HILL DRIV     BOUNTIFUL             UT  84010       89,435.00
 ML695  661477554  HARPER LLOYD JR           1025 SOUTH BLOSSOM             MESA                  AZ  85206       13,700.00
 ML695  661477620  HILL GARY                 1961 NORTH MAIN STREET         OREM                  UT  84057       74,000.00
 ML695  661478594  GLOVER ROOSEVELT          78-29 160TH STREET             FLUSHING              NY  11366       64,500.00
 ML695  661479840  SUTER EDGAR               800 LUZ COURT                  DANVILLE              CA  94526       45,400.00
 ML695  661480194  SALAZAR RANDY             4380 EAST 115TH PLACE          THORNTON              CO  80233       15,400.00
 ML695  661480210  PERKINS JUDY              12854 SOUTH PAULINA            CALUMET PARK          IL  60643       35,700.00
 ML695  661480228  TITEAN MIHAI              4110 NORTH KENNETH             CHICAGO               IL  60641       77,300.00
 ML695  661480533  WARNER DAN                465 NORTH 200 EAST             NEPHI                 UT  84648       46,500.00
 ML695  661480749  SHEFFIELD GREGORY         160 EAST WILSON ROAD           NORTH SALT LAKE       UT  84054       15,659.00
 ML695  661481275  YOU YOUNG SUN             2336 GREENWOOD RD              GLENVIEW              IL  60025       56,000.00
 ML695  661481689  WRENICK DALE WAYNE        3360 WEST 93RD AVENUE          WESTMINSTER           CO  80030       27,194.00
 ML695  661482265  JOHNSON LEVI              87 NORTH TASMANIA              PONTIAC               MI  48342       32,900.00
 ML695  661482281  JOHNSON LEVI              3S/7S TASMANIA                 PONTIAC               MI  48342       32,200.00
 ML695  661482992  KESSLER EUGENE            4555 SOUTH LINCOLN STREET      ENGLEWOOD             CO  80110       61,500.00
 ML695  661484568  MARMOLEJO ROBERT          118 POLK STREET                PUEBLO                CO  81004       38,500.00
 ML695  661485235  JACOBSON JAKE             1212 NORTH 950 WEST            OREM                  UT  84057       43,333.00
 ML695  661485532  WELLS THOMAS              14309 134TH AVENUE EAST        PUYALLUP              WA  98374       40,000.00
 ML695  661485565  ROSEN ROBERT              3385 SOUTH TULARE COURT        DENVER                CO  80231       59,000.00
 ML695  661485599  SCANLON EUGENE            3318 SOUTH HOLBROOK LANE       TEMPE                 AZ  85282       14,700.00
 ML695  661487157  LOUSTEAU M JEANNE         20828 SOUTHEAST 202ND STRE     RENTON                WA  98058       85,500.00
 ML695  661487892  ROWE JACK H               827 NORTH 350 EAST             OREM                  UT  84057       27,600.00
 ML695  661488767  SHATTUCK MICHELLE         5900 WEST ARKANSAS AVENUE      LAKEWOOD              CO  80226       18,971.00
        -------------------------------------                                                               ----------------
               55  Sale Total                                                                                  2,504,321.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
 ML695  661425728      60,850.00   05/01/97   04/01/12   178.00   06/01/97   84.1  12.900         668.37
 ML695  661442228      10,800.00   07/01/97   06/01/12   180.00   07/01/97   89.3  11.750         127.89
 ML695  661450940      41,500.00   06/01/97   05/01/12   179.00   06/01/97   78.2  14.350         503.24
 ML695  661453597      32,275.00   06/01/97   05/01/12   179.00   06/01/97   86.4  12.750         403.06
 ML695  661454777      65,000.00   07/01/97   06/01/12   180.00   07/01/97   81.5  12.450         799.03
 ML695  661455840      29,000.00   06/13/97   05/13/12   179.38   06/13/97   73.0  15.600         417.86
 ML695  661458265      24,850.00   07/01/97   06/01/12   180.00   07/01/97   89.8  11.950         297.44
 ML695  661459040      15,000.00   07/01/97   06/01/12   180.00   07/01/97   74.1  11.000         142.85
 ML695  661459578      79,500.00   06/21/97   05/21/12   179.64   06/21/97   79.5  14.250         957.73
 ML695  661460535      25,000.00   06/09/97   05/09/12   179.24   06/09/97   76.4  11.150         286.51
 ML695  661464495      45,041.00   06/01/97   05/01/12   179.00   06/01/97   68.7  11.250         519.03
 ML695  661464867      32,000.00   06/20/97   05/20/17   239.61   06/20/97   71.7  13.000         374.90
 ML695  661464982      50,000.00   06/20/97   05/20/12   179.61   06/20/97   78.1  12.050         601.69
 ML695  661465682      27,569.00   07/01/97   06/01/12   180.00   07/01/97   84.9  10.400         303.04
 ML695  661465740      17,000.00   06/21/97   05/21/12   179.64   06/21/97   54.8  11.350         196.97
 ML695  661466409      28,175.00   07/01/97   06/01/12   180.00   07/01/97   84.6  12.500         347.26
 ML695  661468140      14,041.00   06/01/97   05/01/12   179.00   06/01/97   84.9  13.850         185.58
 ML695  661470583      30,062.00   07/01/97   06/01/12   180.00   07/01/97   84.8  12.500         370.52
 ML695  661470831      23,000.00   07/01/97   06/01/12   180.00   07/01/97   79.8  11.250         265.04
 ML695  661471391      28,300.00   07/01/97   06/01/12   180.00   07/01/97   85.0  13.000         358.06
 ML695  661472159     180,000.00   07/01/97   06/01/12   180.00   07/01/97   84.5  12.900       1,977.10
 ML695  661472506      26,200.00   06/23/97   05/23/12   179.70   06/23/97   56.9  10.100         283.15
 ML695  661472910      62,307.00   07/01/97   06/01/12   180.00   07/01/97   84.8  12.500         664.98
 ML695  661473298      22,988.00   07/01/97   06/01/12   180.00   07/01/97   89.8  11.800         272.94
 ML695  661474072     176,000.00   07/01/97   06/01/12   180.00   07/01/97   83.4  11.250       1,709.42
 ML695  661474585     115,600.00   07/01/97   06/01/27   360.00   07/01/97   85.0  12.250       1,211.37
 ML695  661474742      40,000.00   07/01/97   06/01/12   180.00   07/01/97   78.3  12.200         417.61
 ML695  661474767      31,960.00   07/01/97   06/01/17   240.00   07/01/97   85.0  12.500         363.11
 ML695  661475103      34,188.00   07/01/97   06/01/17   240.00   07/01/97   79.3  14.500         437.61
 ML695  661475541      30,000.00   07/01/97   06/01/17   240.00   07/01/97   89.9  11.800         326.15
 ML695  661475582      29,923.00   07/01/97   06/01/12   180.00   07/01/97   87.3  11.800         303.19
 ML695  661475905      61,200.00   06/19/97   05/19/27   359.57   06/19/97   60.5  12.250         641.31
 ML695  661476754      89,435.00   07/01/97   06/01/12   180.00   07/01/97   84.9  12.950         985.84
 ML695  661477554      13,700.00   07/01/97   06/01/12   180.00   07/01/97   81.6  10.550         151.86
 ML695  661477620      74,000.00   07/01/97   06/01/12   180.00   07/01/97   64.9  10.900         836.44
 ML695  661478594      64,500.00   06/07/97   05/07/12   179.18   06/07/97   66.3  11.100         737.16
 ML695  661479840      45,400.00   07/01/97   06/01/12   180.00   07/01/97   84.9  13.000         502.21
 ML695  661480194      15,400.00   07/01/97   06/01/12   180.00   07/01/97   84.9  12.650         191.31
 ML695  661480210      35,700.00   06/22/97   05/22/17   239.67   06/22/97   69.9  12.400         403.09
 ML695  661480228      77,300.00   06/21/97   05/21/17   239.64   06/21/97   84.9  12.500         878.24
 ML695  661480533      46,500.00   07/01/97   06/01/12   180.00   07/01/97   79.2  10.650         518.34
 ML695  661480749      15,659.00   06/20/97   05/20/12   179.61   06/20/97   89.9  13.250         200.71
 ML695  661481275      56,000.00   06/21/97   05/21/12   179.64   06/21/97   89.9  12.050         578.18
 ML695  661481689      27,194.00   07/01/97   06/01/12   180.00   07/01/97   79.9  13.000         344.07
 ML695  661482265      32,900.00   06/22/97   05/22/12   179.67   06/22/97   70.0  10.800         308.35
 ML695  661482281      32,200.00   06/22/97   05/22/12   179.67   06/22/97   70.0  11.150         310.30
 ML695  661482992      61,500.00   07/01/97   06/01/27   360.00   07/01/97   64.7   9.500         517.13
 ML695  661484568      38,500.00   07/01/97   06/01/12   180.00   07/01/97   55.0  14.240         463.50
 ML695  661485235      43,333.00   06/06/97   05/06/17   239.15   06/06/97   89.9  12.450         490.80
 ML695  661485532      40,000.00   07/01/97   06/01/12   180.00   07/01/97   84.4  12.250         419.16
 ML695  661485565      59,000.00   07/01/97   06/01/12   180.00   07/01/97   84.9  11.250         573.04
 ML695  661485599      14,700.00   07/01/97   06/01/12   180.00   07/01/97   89.9  12.050         176.90
 ML695  661487157      85,500.00   07/01/97   06/01/12   180.00   07/01/97   90.0  11.800         866.32
 ML695  661487892      27,529.10   05/23/97   04/23/12   178.72   06/23/97   27.6  11.350         319.79
 ML695  661488767      18,971.00   07/01/97   06/01/12   180.00   07/01/97   90.0  11.800         192.22
        ------------------------                       --------            ---------------------------
               55   2,504,250.10                         203.70              79.4  12.177      27,698.97

                                                                 Page 11 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 ML697  661435271  MASS RAYMOND L            703 SALMON RUN                 SULTAN                WA  98294       18,827.00
 ML697  661464412  MENDEZ MOISES             6305 SOLANO DRIVE              SAN JOSE              CA  95119       30,000.00
 ML697  661477539  BARROW JAMES L            10812 N 78TH STREET            SCOTTSDALE            AZ  85260      100,200.00
 ML697  661480202  ATKINSON PAUL             3344 WEST TONI DRIVE           WEST VALLEY CITY      UT  84119       20,400.00
 ML697  661486050  NELSON TODD               1085 EAST GROVE CREEK DRIV     PLEASANT GROVE        UT  84062       15,143.00
        -------------------------------------                                                               ----------------
                5  Sale Total                                                                                    184,570.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
 ML697  661435271      18,827.00   05/22/97   04/22/12   178.68   05/22/97   84.7  14.200         226.06
 ML697  661464412      30,000.00   07/01/97   06/01/12   180.00   07/01/97   69.0  12.750         374.65
 ML697  661477539     100,200.00   07/01/97   06/01/12   180.00   07/01/97   84.9  12.250       1,049.99
 ML697  661480202      20,400.00   07/01/97   06/01/12   180.00   07/01/97   79.9  14.500         278.56
 ML697  661486050      15,143.00   06/06/97   05/06/12   179.15   06/06/97   80.0  15.850         201.81
        ------------------------                         -------            --------------------------
                5     184,570.00                         179.80              81.3  13.074       2,131.07

                                                                 Page 12 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC693  680023207  RUSSO JOHN                202 BEDELL AVE                 STATEN ISLAND         NY  10307      226,400.00
MLC693  680029337  TAGUE STEPHEN             19 RICHARD CIR                 WOBURN                MA  01801       40,585.00
MLC693  680031135  HUNTING JAMES W           47 LAUREL AVE                  PORT JEFFERSON        NY  11777       90,000.00
MLC693  680031838  NUNEZ RAMON               143 GLEN ST                    BROOKLYN              NY  11208       81,000.00
MLC693  680032729  MUCIUS BERNICE            165 FREDERICK AVE              SOUTH FLORAL PARK     NY  11001      124,950.00
MLC693  680041092  FARSETTA JOSEPH           133 OLD MIDDLETOWN RD          PEARL RIVER           NY  10965      120,100.00
MLC693  680044625  AGUIAR PETER              5710 SW 58TH CT                DAVIE                 FL  33314       32,000.00
MLC693  680044930  COLLINS LEWIS             218 -43 141TH AVENUE           SPRINGFIELD GARDENS   NY  11413      110,000.00
MLC693  680050077  HAYLOCK DOROTHY           8330 MIDNIGHT PASS RD          SARASOTA              FL  34242       72,000.00
MLC693  680051026  RAMSARAN LAKRAM           169-173 SHERIDAN AVE           PATERSON              NJ  07502       50,000.00
MLC693  680051190  OLMO BEANCA               106-13 OTIS AVE                CORONA                NY  11368      148,000.00
MLC693  680052776  SISSON MARY B             2861 JERICO ROAD               SUMTER                SC  29153      116,000.00
MLC693  680052909  ALGER DONALD              66 DAVENPORT RD                EAST BRIDGEWATER      MA  02333       16,700.00
MLC693  680055282  RUSS MICHELLE L           235 W WATER STREET             MIDDLETOWN            PA  17057       28,800.00
MLC693  680055803  BRYAN BOB G               1012 SOUTH MAIN STREET         SUMMERVILLE           SC  29483       25,000.00
MLC693  680057296  LOMBARDI PETER J          2 KATHY DR                     BELLINGHAM            MA  02019       25,250.00
MLC693  680059573  YAGDGAROV SHEVA           56 EAST FULTON STREET          LONG BEACH            NY  11561       92,700.00
MLC693  680060340  SMITH BETTY T             2000 BEATTIE RD                ALBANY                GA  31707       90,000.00
MLC693  680061603  CRUZ ENRIQUE JR           2529 WEST MINNEHAHA AVENUE     TAMPA                 FL  33614       60,000.00
MLC693  680062247  NELSON PAUL               23176 LINDALE AVE              PORT CHARLOTTE        FL  33954       31,000.00
MLC693  680062999  ANDREWS CLAUDIA           319 SHORE ROAD                 NORTH TRURO           MA  02666       83,000.00
MLC693  680067402  SQUILLACIOTI MICHAEL      9 HAVEN LN                     SMITHTOWN             NY  11787       30,000.00
MLC693  680068715  PEDRAZZI ROBERT           118 HIDDEN SPRINGS CIR         KISSIMMEE             FL  34743       76,000.00
MLC693  680070398  TILTON DAVID C            17180 LAVENDER AVE             PORT CHARLOTTE        FL  33948       46,000.00
MLC693  680072436  MILLER KEVIN J            54 WHITE OAKS DRIVE            LONGMEADOW            MA  01106       44,000.00
MLC693  680072501  SCOZZARI ALLAN J          LOT 43 TUTTLE ROAD             DURHAM                CT  06422      164,000.00
MLC693  680072766  COONGHE BERRIL FARRINGTON 490 CLOVE RD APT 1F            STATEN ISLAND         NY  10310       43,425.00
MLC693  680072865  DIBENEDETTO GIULIO        15123 NATUREWALK DR            TAMPA                 FL  33624       17,000.00
MLC693  680076486  WILLIAMS MICHAEL          58 BARNEY ST                   LARKSVILLE            PA  18651       36,000.00
MLC693  680084209  ROSEMEYER GEORGENE        6886 STATE HIGHWAY 5S          FORT PLAIN            NY  13339       15,000.00
MLC693  680088671  MILLER DAVID D            103 YODER RD                   HARLEYSVILLE          PA  19438       43,500.00
MLC693  680090339  FLETCHER JACK K           11 LAKE DR                     SPRING CITY           PA  19475       34,000.00
MLC693  680092251  SUMNER R. CRAIG           507509 EAST ANDERSON STREE     SAVANNAH              GA  31401       33,600.00
MLC693  680094463  DAVIS HAROLD              1370 AUSTIN ST                 BARTOW                FL  33830       55,250.00
MLC693  680096336  ROSENFELD NORMAN          2149 E 28TH ST                 BROOKLYN              NY  11229       54,740.00
MLC693  680096872  SNELL CALVIN H            2119 DUNCAN AVE                ALLISON PARK          PA  15101       60,100.00
MLC693  680100872  REESE JESSIE JR           4 LEAK STREET                  BENNETTSVILLE         SC  29512       32,725.00
MLC693  680104155  FLEMMINGS WILLIAM         132 ADKIN STREET               KINSTON               NC  28501       30,400.00
MLC693  680104965  CARSON WALTER L JR        1399 JONESBORO ROAD            ATLANTA               GA  30315       48,400.00
MLC693  680105376  WALTON R. THOMAS          711 SPORTSMAN LN               KENNETT SQUARE        PA  19348      104,000.00
MLC693  680108131  LEHMAN VIVIAN             16 PETERS LN                   BEDFORD               NY  10506       58,000.00
MLC693  680109188  KWON OH HYUN              202 HIDDEN CREEK DR            HATBORO               PA  19040       21,000.00
MLC693  680109410  GARAPOLO JOSEPH K         4 DREW LN                      CENTER MORICHES       NY  11934       92,500.00
MLC693  680113826  SHOUSHANI TONY            7 ALBERT RD                    DANBURY               CT  06811       25,000.00
MLC693  680114816  SMITH HOWARD S            410 W MARKET ST                MARIETTA              PA  17547       25,291.00
MLC693  680116233  HUNTER MICHAEL            12 TERRY ST                    HICKSVILLE            NY  11801       25,500.00
MLC693  680116597  GREEN KATHLEEN A          44 HANOVER RD                  NEWTOWN               CT  06482       44,000.00
MLC693  680117645  HILL LEANNE M             1001 MABBETTE STREET           KISSIMMEE             FL  34741       37,500.00
MLC693  680120292  MACIEJEWSKI EDWARD J      10 TAURAS CT                   SEWELL                NJ  08080       94,000.00
MLC693  680121241  WEAVER DANIEL L           10 COLFAX LN                   MOUNT HOLLY           NJ  08060       35,050.00
MLC693  680132131  SHAW DUANE                1819 DAVIS ROAD                OREGON CITY           OR  97045       21,500.00
MLC693  680133220  ROBERTSON ANCIL DEAN      402 MIDWOOD DRIVE              PLANT CITY            FL  33567       31,450.00
MLC693  680138716  STEPHENS ALEXANDER        4416 BAYCHESTER AVE            BRONX                 NY  10466       43,000.00
MLC693  680138971  TORIN SUSAN G             1617 AUBURN AVE                ROCKVILLE             MD  20850       35,000.00
MLC693  680139532  WEEMS GEORGE              18714 FALLS RD                 HAMPSTEAD             MD  21074       30,300.00
MLC693  680140456  SMITH DEBORAH J           846 ORIVSTON MOUNTAIN ROAD     HOWARD                PA  16841       35,700.00
MLC693  680140654  GOODWIN PAUL G            5454 N RHETT AVE               N CHARLESTON          SC  29406       72,000.00
MLC693  680140811  MARANGELLI ROBERT J JR    8 ELMORA DRIVE                 GOOSE CREEK           SC  29445       67,500.00
MLC693  680143773  MASSEY LUTHER A           6 LOCUST ST                    GREENFIELD            MA  01301       22,872.00
MLC693  680144565  YOO JAE DOO               51 AMITY ST                    PATCHOGUE             NY  11772       30,000.00
MLC693  680145570  PATTERSON JAMES G         4252 WAYNE ROAD                GREENSBORO            NC  27407       78,000.00
MLC693  680145984  WADELED NANCY             68-70 WEST UNION STREET        NANTICOKE             PA  18634       31,500.00
MLC693  680146800  HOPE MICHAEL              8408 N 11TH ST                 TAMPA                 FL  33604       43,100.00
MLC693  680147030  HENDRICKS HOLLY J         2529 8TH AVE W                 BRADENTON             FL  34205       53,500.00

                   Cut-off Date    First                                Original Current    Scheduled
                     Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account      Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-----------------------------------------------------------------------------------------------------
MLC693  680023207   226,211.41   12/04/96   11/04/11   173.13   06/04/97   79.9  14.300       2,736.40
MLC693  680029337    39,869.99   01/02/97   12/02/16   234.05   07/02/97   89.9  12.750         468.27
MLC693  680031135    89,892.44   01/24/97   12/24/11   174.77   05/24/97   47.3  11.500         891.26
MLC693  680031838    80,180.07   12/12/96   11/12/16   233.39   06/12/97   90.0  11.450         861.02
MLC693  680032729   124,950.00   02/01/97   01/01/12   175.00   06/01/97   85.0  11.500       1,237.37
MLC693  680041092   119,897.24   01/02/97   12/02/16   234.05   06/02/97   79.1  10.200       1,174.95
MLC693  680044625    31,414.98   11/21/96   10/21/11   172.67   06/21/97   84.9  13.650         418.66
MLC693  680044930   109,114.50   01/03/97   12/03/26   354.08   07/03/97   62.8  12.125       1,142.07
MLC693  680050077    71,868.84   12/22/96   11/22/16   233.72   05/22/97   74.8  10.800         733.40
MLC693  680051026    49,657.12   03/01/97   02/01/12   176.00   07/01/97   80.4  12.600         619.52
MLC693  680051190   147,204.24   01/16/97   12/16/11   174.51   06/16/97   69.8  11.400       1,454.35
MLC693  680052776   115,486.24   12/25/96   11/25/26   353.82   06/25/97   74.8  10.050       1,022.27
MLC693  680052909    16,452.43   12/26/96   11/26/11   173.85   06/26/97   83.3  12.500         205.83
MLC693  680055282    28,595.74   12/27/96   11/27/16   233.88   06/27/97   90.0  11.250         302.19
MLC693  680055803    24,821.54   12/19/96   11/19/11   173.62   05/19/97   85.0  10.500         276.35
MLC693  680057296    25,101.61   12/25/96   11/25/11   173.82   05/25/97   89.9  13.150         321.97
MLC693  680059573    92,700.00   01/20/97   12/20/11   174.64   05/20/97   90.0  10.850         872.31
MLC693  680060340    88,029.98   01/09/97   12/09/11   174.28   07/09/97   75.0  11.500       1,051.38
MLC693  680061603    59,838.64   12/22/96   11/22/11   173.72   06/22/97   80.0  11.850         610.25
MLC693  680062247    30,165.85   12/26/96   11/26/11   173.85   07/26/97   79.9  10.250         337.88
MLC693  680062999    82,587.48   02/01/97   01/01/17   235.00   06/01/97   69.1  12.000         913.90
MLC693  680067402    29,974.42   02/22/97   01/22/12   175.73   05/22/97   73.6  12.250         364.89
MLC693  680068715    75,564.99   01/03/97   12/03/26   354.08   07/03/97   75.2  11.350         743.94
MLC693  680070398    45,723.72   01/10/97   12/10/16   234.31   06/10/97   70.2   9.600         431.79
MLC693  680072436    43,393.49   01/24/97   12/24/11   174.77   05/24/97   89.9  12.350         538.02
MLC693  680072501   163,810.98   01/23/97   12/23/11   174.74   06/23/97   80.0  12.500       1,750.30
MLC693  680072766    42,993.76   02/06/97   01/06/12   175.20   06/06/97   75.0  10.750         486.77
MLC693  680072865    16,808.86   01/13/97   12/13/11   174.41   06/13/97   77.7  13.000         215.09
MLC693  680076486    35,931.51   02/23/97   01/23/27   355.76   06/23/97   90.0  11.250         349.65
MLC693  680084209    14,940.75   02/27/97   01/27/17   235.89   06/27/97   85.0  12.750         173.07
MLC693  680088671    43,484.49   03/03/97   02/03/12   176.12   06/03/97   79.3  11.000         414.26
MLC693  680090339    34,000.00   02/02/97   01/02/12   175.07   06/02/97   77.8  12.200         354.97
MLC693  680092251    33,423.41   03/07/97   02/07/27   356.25   07/07/97   70.7  10.850         316.18
MLC693  680094463    55,214.29   03/01/97   02/01/27   356.00   06/01/97   85.0  11.850         561.94
MLC693  680096336    54,365.50   02/17/97   01/17/12   175.56   06/17/97   89.7  10.300         598.33
MLC693  680096872    60,055.62   03/05/97   02/05/17   236.19   06/05/97   76.0  10.000         579.98
MLC693  680100872    32,725.00   03/19/97   02/19/12   176.65   05/19/97   85.0  12.250         342.92
MLC693  680104155    30,305.89   03/13/97   02/13/12   176.45   06/13/97   80.0  10.000         266.78
MLC693  680104965    48,213.33   02/28/97   01/28/27   355.92   06/28/97   84.9  10.250         433.71
MLC693  680105376   104,000.00   04/17/97   03/17/12   177.50   05/17/97   80.0  11.000         990.42
MLC693  680108131    57,531.35   03/20/97   02/20/12   176.68   06/20/97   20.0  10.250         632.17
MLC693  680109188    20,881.92   03/10/97   02/10/12   176.35   06/10/97   72.1  11.750         248.67
MLC693  680109410    91,846.76   03/24/97   02/24/12   176.81   06/24/97   70.6   9.600         784.55
MLC693  680113826    24,900.51   03/12/97   02/12/12   176.42   06/12/97   86.2  12.200         303.27
MLC693  680114816    25,264.23   05/07/97   04/07/17   238.19   06/07/97   90.0  12.750         291.81
MLC693  680116233    25,405.16   04/26/97   03/26/12   177.80   06/26/97   89.7  11.800         302.77
MLC693  680116597    44,000.00   03/18/97   02/18/12   176.61   06/18/97   89.7  13.000         486.73
MLC693  680117645    37,431.62   05/21/97   04/21/17   238.65   06/21/97   75.0  11.750         406.39
MLC693  680120292    94,000.00   04/03/97   03/03/12   177.04   06/03/97   75.2  10.250         842.33
MLC693  680121241    35,044.63   03/18/97   02/18/12   176.61   06/18/97   84.8  14.750         436.19
MLC693  680132131    21,147.71   05/14/97   04/14/12   178.42   07/14/97   84.9  10.800         241.68
MLC693  680133220    31,363.33   05/16/97   04/16/12   178.49   06/16/97   85.0  10.250         342.79
MLC693  680138716    42,682.81   05/01/97   04/01/12   178.00   07/01/97   30.1   9.550         450.31
MLC693  680138971    34,972.37   04/26/97   03/26/17   237.80   06/26/97   84.3  13.700         427.63
MLC693  680139532    30,270.18   04/05/97   03/05/17   237.11   06/05/97   89.7  12.000         333.63
MLC693  680140456    35,700.00   06/01/97   05/01/12   179.00   06/01/97   70.0  11.350         349.45
MLC693  680140654    72,000.00   05/14/97   04/14/27   358.42   06/14/97   90.0   9.900         626.54
MLC693  680140811    67,443.56   05/28/97   04/28/27   358.88   06/28/97   90.0   9.900         587.38
MLC693  680143773    22,845.65   05/04/97   04/04/12   178.09   06/04/97   84.3  12.000         274.50
MLC693  680144565    30,000.00   05/02/97   04/02/12   178.03   06/02/97   65.3  12.850         328.35
MLC693  680145570    77,973.52   05/16/97   04/16/12   178.49   06/16/97   83.8  11.500         911.19
MLC693  680145984    31,430.35   04/27/97   03/27/12   177.83   06/27/97   70.0   9.990         276.20
MLC693  680146800    43,100.00   05/24/97   04/24/17   238.75   05/24/97   64.8  13.490         520.07
MLC693  680147030    53,500.00   06/01/97   05/01/27   359.00   06/01/97   84.9   9.400         445.96

                                                                 Page 13 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC693  680147162  MCDANEL JOHN W            200 EAST 11TH STREET           BERWICK               PA  18603       25,800.00
MLC693  680147352  WALSH KENNETH S           2011 EAST DRUID ROAD           CLEARWATER            FL  34624       20,700.00
MLC693  680148327  GORNEY FRANK S            259 TREMONT AVE                TONAWANDA             NY  14217       80,000.00
MLC693  680148715  VETROMILE DEBRA           28 GREENWOOD DR                TRUMBULL              CT  06611       23,000.00
MLC693  680149259  CALDERON JESUS            1301 COTTAGE PLACE             BRANDON               FL  33510       78,200.00
MLC693  680149374  WAGNER ROBERT JR          122 BRIDLE TRAIL               YOUNGSVILLE           NC  27596       11,000.00
MLC693  680149515  LARKIN ROBERT             942 EDGECUMBE                  BENTON HARBOR         MI  49022       29,600.00
MLC693  680150604  OCHSENREITER PATRICK B.   28 SANDON DRIVE                ASHEVILLE             NC  28804       81,000.00
MLC693  680151917  BROWN LOIS E              40 MOHAWK TRAIL                CRANSTON              RI  02921       25,100.00
MLC693  680152469  LUCAS ARNEL               417 128 TH AVE SE              BELLEVUE              WA  98005       43,800.00
MLC693  680153988  BARAONA LOUIS A           1044 NORTH CASEY KEY ROAD      OSPREY                FL  34229      220,000.00
MLC693  680155173  ISLAM MOHAMMED N          10721 75TH ST                  OZONE PARK            NY  11417       69,200.00
MLC693  680155215  DODYS NICHOLAS A          2215 WILLOW AVENUE             ATLANTA               GA  30305       22,500.00
MLC693  680155439  REED SYDNEY G             2437 25TH STREET NORTHEAST     HICKORY               NC  28601       61,125.00
MLC693  680156171  HARRIS JAMES A JR         3213 HUNTLEIGH DRIVE           RALEIGH               NC  27604       24,200.00
MLC693  680158342  PETERSON A DAVID          115 BALD CYPRESS LANE          LEVITTOWN             PA  19054       76,656.00
MLC693  680158755  NEEDLES PAUL R            11985 MURRAY AVENUE            LARGO                 FL  33778       40,000.00
MLC693  680160116  BOES RONALD RAYMOND       13111 82ND AVENUE NORTHEAS     KIRKLAND              WA  98034       44,000.00
MLC693  680162039  SCHREMS KENNETH A         122 GULFWINDS DRIVE EAST       PALM HARBOR           FL  34683       48,540.00
MLC693  680163656  CLOSE CATHERINE P         122 VAUGHN STREET              DARLINGTON            SC  29532       30,800.00
MLC693  680163714  THEURET RUSSELL E         102 NORTH DILLON DRIVE         TITUSVILLE            PA  16354       51,600.00
MLC693  680165420  MARMOR ROBIN L            12348 CIRCULA PANORAMA         SANTA ANA             CA  92705       94,000.00
MLC693  680166980  MILLER MARGIE F.          5901 HADDINGTON DRIVE          CHARLOTTE             NC  28215       27,200.00
MLC693  680167368  CHAMBERLAIN JAMES N       11641 SEMINOLE BOULEVARD       LARGO                 FL  33778       63,000.00
MLC693  680168549  ALBA ANTONIO              7010 A, B AND C BEAR AVENU     BELL                  CA  90201       23,500.00
MLC693  680168770  SENSEMEN RONALD           RR 3 BOX 8064A                 JONESTOWN             PA  17038       35,500.00
MLC693  680169018  HEDLEY CARL D             594 ALBANY TURNPIKE            OLD CHATHAM           NY  12136       18,500.00
MLC693  680169570  HUGHES TERRY W            3552 LITTLE PINE LANE          LAKE WORTH            FL  33467       31,755.00
MLC693  680170412  HERRICK ROBERT O.         1703 GIB GALLOWAY ROAD         LAKELAND              FL  33810       20,400.00
MLC693  680170651  REMZI MEMET J             106 NICHOLS MANOR DRIVE        STEVENSVILLE          MD  21666       37,180.00
MLC693  680170966  MARCOE DIANE              4208 SE 75TH AVENUE            PORTLAND              OR  97206       18,300.00
MLC693  680171493  MEERTINS PETER            253 HALSEY ST                  BROOKLYN              NY  11216       30,000.00
MLC693  680171659  WILLIAMS JAMES R          1392 INDIAN TRL N              PALM HARBOR           FL  34683       22,950.00
MLC693  680172681  CRIPPEN ROBERT L          15707 PINTO PLACE              TAMPA                 FL  33624       20,400.00
MLC693  680173044  GOLDEN MONIQUE E          5755 VERNIER DRIVE             COLLEGE PARK          GA  30349       99,450.00
MLC693  680173556  DIFLAVIS MICHELLE         10643 127TH PLACE NORTH        LARGO                 FL  33773       10,000.00
MLC693  680174042  HARPER THEOPHILUS  B      1490 SW 84TH AVENUE            PORTLAND              OR  97225      103,903.00
MLC693  680174158  SMITH RAYMOND P.          351 DARE RD                    SELDEN                NY  11784      107,000.00
MLC693  680174315  BEVERIDGE DENNIS W        2524 SE CLARK COURT            TROUTDALE             OR  97060       30,914.00
MLC693  680174620  LYNCH, RICHARD E. JR      12208 KELLY LANE               THONOTOSASSA          FL  33592       29,900.00
MLC693  680175049  WILLACKER JOSEPH P        894 ARLINGTON ST NE            GRAND RAPIDS          MI  49505       21,500.00
MLC693  680175338  COPELAND ROBERT J         1520 SIMMONS DRIVE             CLEARWATER            FL  34616       61,000.00
MLC693  680175502  KUHN RONALD               538 TRUMP RD NE                HARTVILLE             OH  44632       79,050.00
MLC693  680175544  CHHOEUM HENG SOK          112 CORINTH STREET             PROVIDENCE            RI  02907       13,500.00
MLC693  680176518  KOSEMPEL PAUL J           1317 HILL STREET               LANGHORNE             PA  19047       56,000.00
MLC693  680177508  CANTERO BARBARA E.        14107 ARBOR HILLS ROAD         TAMPA                 FL  33625       29,000.00
MLC693  680178894  MOTE ALAN K               7855 OLD RICO ROAD             PALMETTO              GA  30268       44,385.00
MLC693  680179017  MATTINGLY LANCE D         8287 PRESTWICK DRIVE           MANLIUS               NY  13104       49,000.00
MLC693  680179256  WRIGHT CYNTHIA A          1420 SUNSET POINT ROAD         CLEARWATER            FL  34615       11,275.00
MLC693  680180601  LEWIS WADE T              5407 WEST MILEY ROAD           PLANT CITY            FL  33565       63,000.00
MLC693  680181203  ROSSI NANCY               187 WOODLAND AVENUE            YONKERS               NY  10703       30,500.00
MLC693  680181369  ALEXANDER ROBERT W        2044 VALLEY DRIVE              DUNEDIN               FL  34698       50,000.00
MLC693  680183415  MOFFATTE RAYMOND L        1017 N SIMPSON STREET          PORTLAND              OR  97217       80,000.00
MLC693  680183811  RAINEY EDWARD J           3760 SE EVANS                  TROUTDALE             OR  97060       65,800.00
MLC693  680184413  DURRICK DANIEL J          428 MAHONING MOUNTAIN ROAD     LEHIGHTON             PA  18235       48,000.00
MLC693  680184660  SKYLES MARVIN D           14788 S THAYER ROAD            OREGON CITY           OR  97045       60,000.00
MLC693  680185287  MOFFATTE RAYMOND L        1017 N SIMPSON STREET          PORTLAND              OR  97217       28,500.00
MLC693  680185329  THOMPSON JEWEL            2114 EATON ROAD                CHARLOTTE             NC  28205       12,385.00
MLC693  680185816  SIMIEN MARY ELLEN         9823 OLIVE STREET              OAKLAND               CA  94603      105,800.00
MLC693  680186012  HARDY WILLIAM L JR        RD 7 BOX 7771                  EAST STROUDSBURG      PA  18301       35,000.00
MLC693  680187325  PARDO CHRISTIE            11950 4TH STREET EAST          TREASURE ISLAND       FL  33706       30,000.00
MLC693  680188331  VERLEY JOSEPH             2017 COUNTRY TRAILS DRIVE      CLAYTON               NC  27520       14,860.00
MLC693  680191996  BROWN RONALD B            421 GUYLYN DRIVE               PITTSBURGH            PA  15235       36,700.00
MLC693  680192903  KISSAM AGRIPPA J III      2010 TALLOWAY DRIVE            CARY                  NC  27511       14,500.00

                    Cut-off Date    First                                Original Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
------------------------------------------------------------------------------------------------------
MLC693  680147162     25,791.70   05/23/97   04/23/12   178.72   06/23/97   89.9  11.550         302.21
MLC693  680147352     20,647.99   04/28/97   03/28/12   177.86   06/28/97   79.9  13.000         261.91
MLC693  680148327     79,971.34   05/16/97   04/16/12   178.49   06/16/97   83.3  13.500         916.33
MLC693  680148715     22,964.03   05/14/97   04/14/12   178.42   06/14/97   88.5  13.250         294.80
MLC693  680149259     78,200.00   04/25/97   03/25/27   357.76   05/25/97   85.0  11.300         762.50
MLC693  680149374     10,973.67   05/16/97   04/16/12   178.49   06/16/97   79.9  12.500         135.58
MLC693  680149515     29,564.63   06/01/97   05/01/17   239.00   07/01/97   80.0   9.800         281.74
MLC693  680150604     80,945.72   05/28/97   04/28/17   238.88   06/28/97   90.0   9.750         768.30
MLC693  680151917     25,100.00   05/02/97   04/02/12   178.03   06/02/97   90.0  11.800         254.32
MLC693  680152469     43,800.00   05/11/97   04/11/17   238.32   06/11/97   85.2  11.300         461.07
MLC693  680153988    220,000.00   05/16/97   04/16/17   238.49   06/16/97   74.8  10.550       2,203.83
MLC693  680155173     69,095.07   05/15/97   04/15/12   178.45   06/15/97   79.9  13.900         814.46
MLC693  680155215     22,500.00   05/04/97   04/04/12   178.09   06/04/97   75.3  12.250         235.78
MLC693  680155439     61,125.00   06/01/97   05/01/12   179.00   06/01/97   75.0  13.250         688.13
MLC693  680156171     24,200.00   05/01/97   04/01/12   178.00   06/01/97   89.9  10.990         274.90
MLC693  680158342     76,656.00   06/01/97   05/01/12   179.00   06/01/97   83.8  12.990         847.37
MLC693  680158755     40,000.00   06/01/97   05/01/17   239.00   06/01/97   71.4  10.500         399.35
MLC693  680160116     44,000.00   06/01/97   05/01/12   179.00   06/01/97   82.6  12.150         532.33
MLC693  680162039     48,386.95   05/01/97   04/01/17   238.00   07/01/97   89.9  11.150         505.99
MLC693  680163656     30,800.00   05/14/97   04/14/12   178.42   05/14/97   70.0  11.000         350.07
MLC693  680163714     51,600.00   05/16/97   04/16/17   238.49   05/16/97   80.0  12.250         577.18
MLC693  680165420     94,000.00   05/28/97   04/28/17   238.88   05/28/97   79.4  10.500         938.48
MLC693  680166980     27,057.18   05/28/97   04/28/17   238.88   06/28/97   84.9  12.750         313.84
MLC693  680167368     62,854.16   06/01/97   05/01/27   359.00   07/01/97   70.0  11.250         611.89
MLC693  680168549     23,500.00   05/22/97   04/22/12   178.68   06/22/97   90.0  11.800         279.02
MLC693  680168770     35,472.51   05/08/97   04/08/12   178.22   06/08/97   90.0  11.250         344.80
MLC693  680169018     18,353.29   05/10/97   04/10/12   178.29   07/10/97   89.7  11.550         216.70
MLC693  680169570     31,755.00   05/25/97   04/25/12   178.78   05/25/97   85.9  12.400         389.32
MLC693  680170412     20,344.53   05/18/97   04/18/12   178.55   06/18/97   84.9  12.650         253.43
MLC693  680170651     37,180.00   05/17/97   04/17/17   238.52   05/17/97   89.9  12.050         410.68
MLC693  680170966     18,300.00   05/16/97   04/16/12   178.49   05/16/97   53.9  10.300         200.02
MLC693  680171493     29,967.58   06/01/97   05/01/12   179.00   07/01/97   87.5  11.650         300.53
MLC693  680171659     22,887.86   05/14/97   04/14/12   178.42   06/14/97   83.9  12.750         286.61
MLC693  680172681     20,292.75   05/25/97   04/25/07   118.78   06/25/97   87.5  11.400         285.65
MLC693  680173044     99,213.63   05/11/97   04/11/27   358.32   06/11/97   90.0  11.800       1,007.67
MLC693  680173556     10,000.00   06/01/97   05/01/12   179.00   06/01/97   78.0  14.250         134.86
MLC693  680174042    103,903.00   06/01/97   05/01/12   179.00   06/01/97   75.8  10.650       1,158.22
MLC693  680174158    107,000.00   06/01/97   05/01/17   239.00   06/01/97   80.3  11.000       1,104.44
MLC693  680174315     30,914.00   05/28/97   04/28/17   238.88   05/28/97   89.4  12.050         341.47
MLC693  680174620     29,900.00   06/01/97   05/01/17   239.00   06/01/97   79.9  11.050         309.64
MLC693  680175049     21,468.40   05/25/97   04/25/12   178.78   06/25/97   89.2  12.050         258.73
MLC693  680175338     60,915.66   05/04/97   04/04/12   178.09   06/04/97   74.8  10.750         569.42
MLC693  680175502     79,050.00   05/23/97   04/23/27   358.72   06/23/97   85.0  11.300         770.78
MLC693  680175544     13,494.59   05/22/97   04/22/12   178.68   06/22/97   90.0  12.300         164.64
MLC693  680176518     55,978.89   05/28/97   04/28/17   238.88   06/28/97   84.9  12.650         642.17
MLC693  680177508     29,000.00   05/28/97   04/28/12   178.88   06/28/97   84.7  11.650         290.51
MLC693  680178894     44,385.00   06/01/97   05/01/12   179.00   06/01/97   85.0  13.000         561.58
MLC693  680179017     48,976.52   05/23/97   04/23/12   178.72   06/23/97   86.6  12.050         589.66
MLC693  680179256     11,275.00   05/25/97   04/25/12   178.78   05/25/97   84.9  12.900         141.91
MLC693  680180601     63,000.00   05/23/97   04/23/17   238.72   05/23/97   90.0  12.750         726.90
MLC693  680181203     30,500.00   06/01/97   05/01/17   239.00   06/01/97   84.8  12.750         351.91
MLC693  680181369     50,000.00   05/28/97   04/28/27   358.88   05/28/97   72.4   9.900         435.10
MLC693  680183415     80,000.00   06/01/97   05/01/27   359.00   06/01/97   62.5   9.900         696.15
MLC693  680183811     65,652.52   06/01/97   05/01/17   239.00   07/01/97   69.0  10.150         641.54
MLC693  680184413     48,000.00   05/25/97   04/25/12   178.78   05/25/97   78.6  14.250         647.32
MLC693  680184660     59,544.12   05/28/97   04/28/12   178.88   06/28/97   84.0  12.750         749.30
MLC693  680185287     28,500.00   06/01/97   05/01/17   239.00   06/01/97   84.7  11.300         300.01
MLC693  680185329     12,292.82   05/28/97   04/28/07   118.88   06/28/97   87.4  11.650         175.19
MLC693  680185816    105,800.00   06/01/97   05/01/27   359.00   06/01/97   84.9  10.150         940.22
MLC693  680186012     35,000.00   06/01/97   05/01/12   179.00   06/01/97   57.3  11.490         408.64
MLC693  680187325     30,000.00   06/01/97   05/01/17   239.00   06/01/97   83.3  12.750         346.14
MLC693  680188331     14,860.00   06/01/97   05/01/07   119.00   06/01/97   77.9  11.100         205.54
MLC693  680191996     36,700.00   06/01/97   05/01/12   179.00   06/01/97   73.2  10.800         412.53
MLC693  680192903     14,500.00   06/01/97   05/01/07   119.00   06/01/97   79.6  13.950         224.70

                                                                 Page 14 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC693  800122343  DEBREUS BIENAIME          910 EAST 84TH ST               BROOKLYN              NY  11236      242,250.00
MLC693  800122897  ALLEN HERBERT JR          1510 BANTAM AVE                BRONX                 NY  10469       38,000.00
MLC693  800129108  LOUISSAINT PATRICIA       22205 100TH DR                 JAMAICA               NY  11429      160,000.00
MLC693  800130015  HAMBLIN DONALD R          212 S UNION ST                 SPENCERPORT           NY  14559       95,900.00
MLC693  800134595  VITZTHUM RICHARD          150 WILLFRED BLVD              HICKSVILLE            NY  11801       57,500.00
MLC693  800141418  COLUCCI GERARDO           111 GREAT PLAIN RD             DANBURY               CT  06811       20,000.00
MLC693  800149296  SEAGROVES DONNIE GENE     900 BROOKS AVENUE              GARNER                NC  27529       68,200.00
MLC693  800150419  TURBI JUAN                351 GRAMATAN AVE               MOUNT VERNON          NY  10550      162,750.00
MLC693  800153710  ODIERNO VINCENT           11 MEADOW AVE                  MEDFORD               NY  11763       60,000.00
MLC693  800155749  OVESNY JEAN               19 DIMON ROAD                  SHELTON               CT  06484      141,950.00
MLC693  800157042  BROOKS LILLIAN            26 CAMBRIDGE PLACE             BROOKLYN              NY  11238       64,100.00
MLC693  800158180  MARTIN KENNETH H          265 2ND STREET                 STATHAM               GA  30666       10,000.00
MLC693  800158370  DOMINGUEZ JIMMY           4658 PENNSYLVANIA STREET       DENVER                CO  80216       54,400.00
MLC693  800159204  MARBELLA JOHN R           4211 SHIELDS STREET            PITTSBURGH            PA  15207       58,800.00
MLC693  800159451  WOLTMANN ROBIN            335 MCCALL AVENUE              WEST ISLIP            NY  11795      112,500.00
MLC693  800160509  SHERWOOD JOHN E           580 W WOODLAND AVENUE          SPRINGFIELD           PA  19064       40,450.00
MLC693  800161887  CELLINI ALBERT            531 NORTH HIGH STREET          MOUNT VERNON          NY  10550       50,000.00
MLC693  800168015  EVANGELISTA ADHERBAL      4380 SIGNAL RIDGE COURT        BUFORD                GA  30518      190,400.00
MLC693  800168833  FISHER WARREN A           708 SOUTH 7TH STREET           PHILADELPHIA          PA  19147       96,000.00
MLC693  800169583  RICHARD KEVIN L           634 WEST 6TH AVE               EAST NORTHPORT        NY  11731       35,000.00
MLC693  800170748  MIZER DALE A              17890 NW DOGWOOD CT            BEAVERTON             OR  97006       32,500.00
MLC693  800172165  NGUYEN VAN T              7073 CROSS LAKE CIRCLE N       ST PETERSBURG         FL  33709       50,000.00
MLC693  800172181  CONSTANTINE PETER         313 PERRY ROAD                 WATLTERBORO           SC  29488       10,351.00
MLC693  800172322  CANNON DENNIS E           2810 20 MILE LEVEL ROAD        LAND O LAKES          FL  34639       17,000.00
MLC693  800174187  ZELTNER HAROLD E          489 CLINTON AVENUE             WYCKOFF               NJ  07481       96,815.00
MLC693  800175598  SCHNITZIUS MARILYN J      3536 LANDALE DRIVE             HOLIDAY               FL  34691       55,800.00
MLC693  800175861  KRENEK JAMES B            3 CARRIAGE LANE                EPHRATA               PA  17522       15,200.00
MLC693  800177982  MACE LEANA                4343 POCAHONTAS DRIVE          RIDGE MANOR           FL  33525       54,450.00
MLC693  800178022  MIJARES GIL               1180 BAY SHORE AVENUE          BAYSHORE              NY  11706       72,000.00
MLC693  800179590  MEYER RICHARD J           5746 STONYKILL ST              EAST SYRACUSE         NY  13057       80,000.00
MLC693  800180432  HODGES WILLIAM            441 SMITH RIDGE RD             SOUTH SALEM           NY  10590       41,000.00
MLC693  800180770  HOLMES BARBARA L          4442 BAY VILLA AVENUE          TAMPA                 FL  33611       13,000.00
MLC693  800181448  ESPOSITO DAVID ANTHONY    1156 OXBOW RD                  CHARLESTON            SC  29412       32,000.00
MLC693  800181604  CHESLEY DAVID J           2040 ARGENTINA DRIVE SE        EAST GRAND RAPIDS     MI  49506       75,000.00
MLC693  800181679  WILKE MARK                5435 HENRY ST                  NORTON SHORES         MI  49441       61,900.00
MLC693  800182370  BROGDON KITTY C           4171 WASH LEE COURT            LILBURN               GA  30247       27,000.00
MLC693  800183337  STUART SHIRL L            14923 11TH AVENUE COURT E      TACOMA                WA  98445      112,000.00
MLC693  800183691  MACK PAUL                 1817 FOUR NOTCH ROAD           CARROLLTON            GA  30117       90,000.00
MLC693  800183733  GRAY KIMBERLY             2433 NORTH RAMONA CIRCLE       TAMPA                 FL  33612       10,000.00
MLC693  800184046  CONRAD DONALD E           7141 DEVONSHIRE HEIGHTS RD     HARRISBURG            PA  17111       65,600.00
MLC693  800184061  VANWORMER JOHN R          100 DEER PATH LANE             GUILDERLAND           NY  12009       30,550.00
MLC693  800184483  SHAW TERRI C              201 9TH STREET                 ST AUGUSTINE BEACH    FL  32084       93,600.00
MLC693  800184756  MURRAY DENNIS             141 THAMES ST                  PORT JEFFERSON STA.   NY  11776       19,775.00
MLC693  800184921  WASKEY CHARLES M          3137 EMERALD VALLEY DRIVE      ELLICOTT CITY         MD  21042       75,250.00
MLC693  800185175  AMMIRABILE CAROL          79 GOWER ST                    STATEN ISLAND         NY  10314       25,500.00
MLC693  800186587  DELLISANTI FRANK          9624 EDEN HALL LANE            PHILADELPHIA          PA  19114       25,000.00
MLC693  800187072  KELLER ROBERT A           126 OLD TOWN ROAD              GARDNERS              PA  17324       68,000.00
MLC693  800187593  FRAPPOLLI PAUL J          62 SOUTHLAND DRIVE             ROCHESTER             NY  14623       21,900.00
MLC693  800188732  KARRAS RICHARD W          3 TAFFY COURT                  KINGS PARK            NY  11754       32,000.00
MLC693  800190316  DEESE DONALD E JR         6590 SINKHOLE ROAD             BARTOW                FL  33830       35,700.00
MLC693  800190407  COLEMAN ROBERT J          2693 LEMLEY ROAD               NORTH PORT            FL  34287       10,000.00
MLC693  800190878  FREDERICKS LEOLA M        344 EAST 120TH STREET          NEW YORK              NY  10035      187,000.00
MLC693  800191017  MEYER ARTHUR J.           1 WEST POINT DRIVE             EAST NORTHPORT        NY  11731       50,000.00
MLC693  800192585  MCCARROLL LAURENCE        804 MEAD AVE                   BELLPORT              NY  11713       68,600.00
MLC693  800193021  HOGAN PATRICK M           9610 NORTH 16TH STREET         TAMPA                 FL  33612       16,400.00
MLC693  800193294  CARROLL GEORGE V          8 ALEXANDER DRIVE              BROOKFIELD            CT  06804       30,000.00
MLC693  800195505  HEWLETT TIMOTHY E         29754 FORT                     ROCKWOOD              MI  48173       43,150.00
MLC693  800196990  GAUDETTE DAVID L          8622 SPRING CLUB COURT         ORLANDO               FL  32825       52,400.00
MLC693  800197782  WARDEN ROBERT D JR        640 KIRKLAND CIRCLE            DUNEDIN               FL  34698       20,600.00
MLC693  800198145  COLLINS BUFORD W          1220 58TH AVENUE NORTH         ST PETERSBURG         FL  33703       13,500.00
MLC693  800198210  THOMSON PAMELA            6 SHINNECOCK RD                HAMPTON BAYS          NY  11946       60,000.00
        -------------------------------------                                                               ----------------
              189  Sale Total                                                                                 10,404,057.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
MLC693  800122343      242,250.00   05/03/97   04/03/27   358.06   06/03/97   85.0  12.300       2,547.89
MLC693  800122897       38,000.00   05/14/97   04/14/12   178.42   05/14/97   89.5  12.750         412.94
MLC693  800129108      160,000.00   05/09/97   04/09/27   358.26   06/09/97   80.0  11.250       1,554.02
MLC693  800130015       95,900.00   05/07/97   04/07/12   178.19   05/07/97   70.0  12.300       1,008.64
MLC693  800134595       57,500.00   06/14/97   05/14/17   239.41   06/14/97   78.9  14.000         715.02
MLC693  800141418       20,000.00   05/28/97   04/28/12   178.88   05/28/97   72.2   9.900         174.04
MLC693  800149296       68,200.00   06/01/97   05/01/12   179.00   06/01/97   74.9  10.650         760.24
MLC693  800150419      162,750.00   06/07/97   05/07/27   359.18   06/07/97   75.0  12.750       1,768.59
MLC693  800153710       60,000.00   06/09/97   05/09/17   239.24   06/09/97   65.3  11.350         633.67
MLC693  800155749      141,950.00   05/23/97   04/23/27   358.72   05/23/97   85.0  11.000       1,351.82
MLC693  800157042       64,100.00   06/06/97   05/06/17   239.15   06/06/97   28.4   9.550         599.59
MLC693  800158180       10,000.00   04/27/97   03/27/12   177.83   05/27/97   80.0  13.750         131.50
MLC693  800158370       54,400.00   06/05/97   05/05/17   239.11   06/05/97   85.0   9.990         524.61
MLC693  800159204       58,800.00   06/07/97   05/07/12   179.18   06/07/97   70.0  11.050         562.19
MLC693  800159451      112,500.00   06/12/97   05/12/12   179.34   06/12/97   75.0  12.000       1,157.19
MLC693  800160509       40,450.00   06/05/97   05/05/17   239.11   06/05/97   79.9  12.750         466.72
MLC693  800161887       50,000.00   05/08/97   04/08/12   178.22   05/08/97   51.4  11.150         573.02
MLC693  800168015      190,400.00   06/06/97   05/06/27   359.15   06/06/97   85.0  10.750       1,777.35
MLC693  800168833       96,000.00   06/01/97   05/01/12   179.00   06/01/97   80.0  13.100       1,069.46
MLC693  800169583       35,000.00   06/13/97   05/13/12   179.38   06/13/97   89.3  10.550         387.98
MLC693  800170748       32,500.00   05/24/97   04/24/12   178.75   05/24/97   77.3  10.150         352.24
MLC693  800172165       50,000.00   05/25/97   04/25/12   178.78   05/25/97   55.5  10.650         557.36
MLC693  800172181       10,351.00   06/08/97   05/08/07   119.21   06/08/97   90.0  12.050         148.81
MLC693  800172322       17,000.00   06/05/97   05/05/12   179.11   06/05/97   87.2  11.850         202.39
MLC693  800174187       96,815.00   05/02/97   04/02/12   178.03   06/02/97   79.7  12.800       1,055.85
MLC693  800175598       55,800.00   05/28/97   04/28/12   178.88   05/28/97   90.0   9.875         484.54
MLC693  800175861       15,200.00   06/05/97   05/05/12   179.11   06/05/97   89.9  12.300         185.37
MLC693  800177982       54,450.00   05/28/97   04/28/27   358.88   05/28/97   90.0  12.400         576.90
MLC693  800178022       72,000.00   05/17/97   04/17/12   178.52   06/17/97   80.0  14.300         870.24
MLC693  800179590       80,000.00   06/09/97   05/09/12   179.24   06/09/97   69.6  10.400         725.82
MLC693  800180432       41,000.00   06/02/97   05/02/17   239.01   06/02/97   82.9  12.750         473.06
MLC693  800180770       13,000.00   05/28/97   04/28/12   178.88   05/28/97   53.0  13.280         166.88
MLC693  800181448       32,000.00   06/08/97   05/08/17   239.21   06/08/97   89.9  11.900         350.12
MLC693  800181604       74,538.90   06/05/97   05/05/07   119.11   07/05/97   48.7   9.650         976.65
MLC693  800181679       61,900.00   06/08/97   05/08/12   179.21   06/08/97   68.7  12.250         752.89
MLC693  800182370       27,000.00   06/12/97   05/12/12   179.34   06/12/97   89.2  12.300         329.27
MLC693  800183337      112,000.00   06/06/97   05/06/12   179.15   06/06/97   80.0   8.900       1,129.33
MLC693  800183691       90,000.00   06/05/97   05/05/27   359.11   06/05/97   79.6  10.160         800.48
MLC693  800183733       10,000.00   06/12/97   05/12/12   179.34   06/12/97   79.9  13.750         131.50
MLC693  800184046       65,600.00   06/07/97   05/07/17   239.18   06/07/97   49.6   9.950         630.88
MLC693  800184061       30,550.00   06/05/97   05/05/17   239.11   06/05/97   85.0  13.000         357.92
MLC693  800184483       93,600.00   06/13/97   05/13/12   179.38   06/13/97   80.0  12.750       1,017.14
MLC693  800184756       19,775.00   06/02/97   05/02/17   239.01   06/02/97   89.9  12.050         218.43
MLC693  800184921       75,250.00   06/07/97   05/07/12   179.18   06/07/97   85.0  12.250         915.26
MLC693  800185175       25,428.90   06/06/97   05/06/17   239.15   07/06/97   87.6  11.650         274.58
MLC693  800186587       25,000.00   06/12/97   05/12/12   179.34   06/12/97   80.7  11.750         252.35
MLC693  800187072       68,000.00   06/06/97   05/06/12   179.15   06/06/97   85.0  10.850         766.49
MLC693  800187593       21,900.00   06/12/97   05/12/12   179.34   06/12/97   69.9  11.500         216.87
MLC693  800188732       32,000.00   06/07/97   05/07/12   179.18   06/07/97   89.7  12.300         390.25
MLC693  800190316       35,700.00   06/07/97   05/07/17   239.18   06/07/97   66.7  12.990         418.00
MLC693  800190407        9,979.15   06/01/97   05/01/12   179.00   07/01/97   88.7  12.300         121.95
MLC693  800190878      187,000.00   06/06/97   05/06/27   359.15   06/06/97   77.9  12.990       2,067.13
MLC693  800191017       50,000.00   06/13/97   05/13/17   239.38   06/13/97   50.1  11.400         529.77
MLC693  800192585       68,600.00   06/07/97   05/07/12   179.18   06/07/97   70.0  11.500         679.34
MLC693  800193021       16,332.64   06/06/97   05/06/12   179.15   07/06/97   89.9  12.300         200.00
MLC693  800193294       30,000.00   06/05/97   05/05/12   179.11   06/05/97   66.1  11.250         345.70
MLC693  800195505       43,150.00   06/14/97   05/14/12   179.41   06/14/97   84.7  12.750         538.87
MLC693  800196990       52,400.00   07/01/97   06/01/27   360.00   07/01/97   80.0   9.500         440.61
MLC693  800197782       20,600.00   06/05/97   05/05/12   179.11   06/05/97   79.9  14.250         277.81
MLC693  800198145       13,500.00   06/13/97   05/13/12   179.38   06/13/97   78.2  11.750         159.86
MLC693  800198210       60,000.00   06/05/97   05/05/12   179.11   06/05/97   77.5  11.750         710.48
        -----------------------                           -------            --------------------------
              189   10,385,937.71                         234.09              78.1  11.563     110,397.05

                                                                 Page 15 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC696  680038239  HUELSTER EUGENE           8735 SE SANDY LANE             HOBE SOUND            FL  33455       30,000.00
MLC696  680041993  RUBIO LUIS                14 BUTTERNUT DRIVE             NEW CITY              NY  10956      131,000.00
MLC696  680044690  BOROWIK AZRIEL            112 SHOTWELL AVE               STATEN ISLAND         NY  10312       30,000.00
MLC696  680070414  PEDRAZZI ROBERT           13534 TEXAS WOODS CIR          ORLANDO               FL  32824       44,500.00
MLC696  680112117  MAGGIO CHARLES J          7800 3RD AVENUE SOUTH          ST PETERSBURG         FL  33707      125,000.00
MLC696  680145877  DENNISON THOMAS E         694 TURNERSBURG HIGHWAY        STATESVILLE           NC  28677       38,500.00
MLC696  680171444  DOUGHERTY NORMAN J        50 QUICK SET ROAD              LEVITTOWN             PA  19057       58,000.00
MLC696  800093908  RAMSAY JAMES M            30399 HIGHWAY 27               GUYS MILLS            PA  16327       66,000.00
MLC696  800106775  ANDERSON HENRY T          4067 REMSEN ST                 SEAFORD               NY  11783       40,600.00
MLC696  800119810  CULOTTA SALVATORE         10 TRICIA WAY                  STATEN ISLAND         NY  10309      180,000.00
MLC696  800119943  MILLER mainE              7 THE PARKWAY                  HARRINGTON PARK       NJ  07640       30,000.00
MLC696  800124596  MONTI INES DIANA          2863 BUHRE AVE                 BRONX                 NY  10461      191,250.00
MLC696  800125528  COLGLAZIER R SHIRLEY      542 WIMBLETON DRIVE            RALEIGH               NC  27609       15,000.00
MLC696  800130676  WATSON JACOB G A          247 SOUTH 5TH ST               COLUMBIA              PA  17512       48,188.00
MLC696  800131971  FREEMAN DWAYNE            216 WILLOWCREEK AVE            SCHENECTADY           NY  12304       76,500.00
MLC696  800132730  JONES GERALDINE           4929 CARLISLE STREET           PHILADELPHIA          PA  19141       28,060.00
MLC696  800135097  FRANCO ABRAHAM            713 CRAWFORD AVE               BROOKLYN              NY  11223       85,000.00
MLC696  800135477  SAVELLI JOHN              2627 CHESTNUT ST               ERIE                  PA  16508       43,200.00
MLC696  800136517  ROBINSON WILTON           261 REMSEN AVE                 BROOKLYN              NY  11212      128,000.00
MLC696  800138752  GARLASCO JOHN             516 OTTO PLACE                 PARAMUS               NJ  07652      150,000.00
MLC696  800139669  ZAYAK ELAINE              245 ACKERMAN AVE               RIDGEWOOD             NJ  07450       33,000.00
MLC696  800139719  PHILLIPS BONALD           901 E 39TH ST                  BROOKLYN              NY  11210      120,000.00
MLC696  800141954  WILSON DAVID W            154 RICHFIELD AVE              SYRACUSE              NY  13205       20,415.00
MLC696  800143661  MILLER MICHELLE C         11 SPARTAN PLACE               DIX HILLS             NY  11746       64,870.00
MLC696  800143877  THOMPSON VINCENT E        1359 BOULEVARD LORRAINE        ATLANTA               GA  30311       78,300.00
MLC696  800145013  BURKE RICHARD JR          44 MUNSON AVENUE               WEST HEMPSTEAD        NY  11552       25,250.00
MLC696  800147506  BYRNE JAMI A              31 WESTCHESTER DRIVE           LITTLETON             MA  01460       17,400.00
MLC696  800147936  HERRIOTT JOHN             3087 LOWDER RD                 SUMTER                SC  29153       63,000.00
MLC696  800149718  FERRO LOUIS               435 MAYFLOWER AVENUE           BRENTWOOD             NY  11717       20,000.00
MLC696  800150534  CLARK DENISE L            882 LETORT ROAD                WASHINGTON            PA  17582       13,525.00
MLC696  800151375  BROCKWAY JOAN I           5 LOTUS AVE                    EAST HAMPTON          NY  11937       60,000.00
MLC696  800152498  CUEVAS JUSTINIANO         10735 124TH ST                 RICHMOND HILL         NY  11419      136,000.00
MLC696  800155137  RUHL DENNIS L             917 HANNAH DRIVE               LITITZ                PA  17543       35,000.00
MLC696  800155657  CATHERS DONALD H          11 MARION DRIVE                COVENTRY              RI  02816       28,000.00
MLC696  800156226  HAIN MICHAEL D            1011 DURYEA AVENUE             READING               PA  19605       13,400.00
MLC696  800156374  CUOZZO JUDITH             26 LONG BROOKE LANE            FREEHOLD              NJ  07728       30,000.00
MLC696  800158032  MACIOLEK THOMAS J         38 SOUTH MAIN STREET           WESTBROOK             CT  06498       48,500.00
MLC696  800158214  CARR TERRY L              8729 ANTRIM CHURCH ROAD        GREENCASTLE           PA  17225       68,000.00
MLC696  800158354  NAQVI SYED B              242 BRUNSWICK STREET           JERSEY CITY           NJ  07306       33,000.00
MLC696  800159402  BRUCE DONALD PAUL         10807 FIELDWOOD DRIVE          FAIRFAX               VA  22030       51,000.00
MLC696  800159576  MARTIN FRANK W            14443 JENNINGS ROAD            COLLINS               NY  14034      164,900.00
MLC696  800160822  DRAGO JOHN MICHAEL        6 WATER STREET                 HIGHLAND LAKES        NJ  07422       87,000.00
MLC696  800160897  WARD BARBARA              656 ALABAMA AVENUE             BROOKLYN              NY  11207      140,250.00
MLC696  800162877  DAVIS MARTHA VIADANA      330 HILLSIDE LANE              KENNETT SQUARE        PA  19348       13,500.00
MLC696  800164220  VAUGHAN SCOTT             2560 SECOND STREET PIKE        PENNS PARK            PA  18943       92,500.00
MLC696  800164634  DOLES CHESTER J           615 WINTERS MOUNTAIN           DAHLONEGA             GA  30533       20,825.00
MLC696  800165656  BANKS WILLIAM F           4009 W FOREST PARK AVE         BALTIMORE             MD  21207       26,580.00
MLC696  800165979  BENDER JAMES R            834 WASHINGTON ST UNIT 4       HOBOKEN               NJ  07030       75,000.00
MLC696  800167025  TOLLAKSEN CAROL A         2020 MILLCREEK ROAD            LANCASTER             PA  17602       50,400.00
MLC696  800167058  SMITH JACK PAUL           784 BURNT HICKORY ROAD         DOUGLASVILLE          GA  30134       24,000.00
MLC696  800167900  GARVIN HABAKKUK           119 NATHALIE AVENUE            AMITYVILLE            NY  11701      103,500.00
MLC696  800168213  CHRISTIANSEN JAMES E      23 HAROLD AVENUE               GREENWICH             CT  06830       45,000.00
MLC696  800169476  BAKER OLIVIA              147 BUSHEY AVENUE              YONKERS               NY  01087       25,000.00
MLC696  800170821  GLASS MERYL T             378 OAK AVE                    CEDARHURST            NY  11516       85,000.00
MLC696  800171688  BUCHER ROBERT L           5120 CIRCLE DRIVE              HARRISBURG            PA  17112       15,000.00
MLC696  800172538  AMATO HENRY J             3 EDNA LANE                    COMMACK               NY  11725       14,960.00
MLC696  800172785  MCCOY RANDY L             102 NORTH BALTIMORE AVENUE     MOUNT HOLLY SPRINGS   PA  17065       25,300.00
MLC696  800172942  JOHNSON JOSEPH            302A MARION STREET             BROOKLYN              NY  11233      120,000.00
MLC696  800174815  MANGAN JOHN J             21 TREE BARK LANE              NORTHAMPTON TOWNSHIP  PA  18966       25,000.00
MLC696  800174955  WU JEFF                   6 ABBOTT AVE                   PLYMOUTH              CT  06786       16,700.00
MLC696  800175416  JONES MARY MARGARET       1223 IDLEWILD DRIVE            CLEARWATER            FL  34615       21,750.00
MLC696  800175630  EMERY DIANE THERESA       230 SUNSET DRIVE SOUTH         ST. PETERSBURG        FL  33707       30,275.00
MLC696  800176182  LEON DONALD A             128 EAST 94TH STREET           BROOKLYN              NY  11212      178,500.00
MLC696  800176893  RYALS ROBERT J            11555 EAST LAUREL COURT        FLORAL CITY           FL  34436       26,300.00

                    Cut-off Date    First                                Original Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
------------------------------------------------------------------------------------------------------
MLC696  680038239     29,603.15   12/08/96   11/08/16   233.26   06/08/97   71.4   9.400         277.68
MLC696  680041993    131,000.00   12/22/96   11/22/26   353.72   05/22/97   70.8  11.240       1,271.36
MLC696  680044690     29,390.56   01/02/97   12/02/06   114.05   06/02/97   63.5  11.100         414.95
MLC696  680070414     44,231.18   01/03/97   12/03/26   354.08   07/03/97   46.8  11.350         435.59
MLC696  680112117    125,000.00   03/12/97   02/12/12   176.42   06/12/97   78.4  10.750       1,166.85
MLC696  680145877     38,259.94   05/03/97   04/03/12   178.06   07/03/97   70.0   9.800         409.02
MLC696  680171444     58,000.00   05/07/97   04/07/17   238.19   05/07/97   47.9  10.850         592.76
MLC696  800093908     65,804.67   03/03/97   02/03/12   176.12   06/03/97   83.0  10.700         737.77
MLC696  800106775     40,520.01   05/21/97   04/21/07   118.65   06/21/97   81.2  11.750         576.64
MLC696  800119810    179,748.71   05/15/97   04/15/12   178.45   06/15/97   79.9  11.500       1,782.52
MLC696  800119943     30,000.00   06/07/97   05/07/12   179.18   06/07/97   81.3  13.950         354.27
MLC696  800124596    191,250.00   05/08/97   04/08/12   178.22   05/08/97   85.0  13.200       2,145.54
MLC696  800125528     15,000.00   06/16/97   05/16/12   179.47   06/16/97   77.8  10.500         165.81
MLC696  800130676     47,974.14   05/08/97   04/08/12   178.22   06/08/97   75.0  11.850         573.69
MLC696  800131971     76,500.00   05/04/97   04/04/12   178.09   06/04/97   90.0  11.400         751.75
MLC696  800132730     28,060.00   12/25/96   11/25/11   173.82   06/25/97   68.4  11.600         329.58
MLC696  800135097     85,000.00   04/24/97   03/24/12   177.73   05/24/97   79.6  14.900       1,183.83
MLC696  800135477     43,200.00   01/09/97   12/09/11   174.28   05/09/97   80.0  11.600         431.10
MLC696  800136517    128,000.00   05/15/97   04/15/27   358.45   06/15/97   80.0  14.250       1,542.00
MLC696  800138752    150,000.00   06/08/97   05/08/12   179.21   06/08/97   61.7  12.200       1,566.05
MLC696  800139669     33,000.00   06/07/97   05/07/12   179.18   06/07/97   89.6  13.250         371.51
MLC696  800139719    120,000.00   05/24/97   04/24/27   358.75   05/24/97   80.0  14.050       1,426.60
MLC696  800141954     20,415.00   05/18/97   04/18/12   178.55   05/18/97   89.6  12.750         254.95
MLC696  800143661     64,870.00   06/20/97   05/20/12   179.61   06/20/97   84.9  12.750         704.94
MLC696  800143877     78,300.00   05/02/97   04/02/27   358.03   05/02/97   90.0  12.500         835.66
MLC696  800145013     25,250.00   06/20/97   05/20/12   179.61   06/20/97   85.0  11.850         256.81
MLC696  800147506     17,400.00   06/12/97   05/12/17   239.34   06/12/97   78.7  12.750         200.76
MLC696  800147936     62,683.95   05/01/97   04/01/17   238.00   06/01/97   88.7  13.350         753.86
MLC696  800149718     20,000.00   05/23/97   04/23/17   238.72   05/23/97   83.1  12.950         233.60
MLC696  800150534     13,525.00   06/19/97   05/19/12   179.57   06/19/97   89.2  11.400         157.14
MLC696  800151375     60,000.00   06/06/97   05/06/17   239.15   06/06/97   40.0  11.500         639.86
MLC696  800152498    136,000.00   06/05/97   05/05/12   179.11   06/05/97   80.0  13.800       1,589.92
MLC696  800155137     34,868.90   05/09/97   04/09/07   118.26   06/09/97   85.0  11.250         487.09
MLC696  800155657     28,000.00   06/02/97   05/02/12   179.01   06/02/97   89.8  11.800         332.45
MLC696  800156226     13,400.00   05/21/97   04/21/12   178.65   05/21/97   90.0  11.950         160.39
MLC696  800156374     30,000.00   06/05/97   05/05/12   179.11   06/05/97   76.4  12.200         363.92
MLC696  800158032     48,500.00   05/23/97   04/23/12   178.72   05/23/97   89.9  11.990         498.50
MLC696  800158214     68,000.00   06/12/97   05/12/17   239.34   06/12/97   73.1  11.650         732.21
MLC696  800158354     33,000.00   05/21/97   04/21/12   178.65   06/21/97   84.8  11.990         395.84
MLC696  800159402     51,000.00   06/05/97   05/05/07   119.11   06/05/97   77.6  11.250         709.76
MLC696  800159576    164,900.00   06/01/97   05/01/12   179.00   06/01/97   85.0  10.750       1,848.44
MLC696  800160822     87,000.00   06/12/97   05/12/27   359.34   06/12/97   57.2  11.500         861.55
MLC696  800160897    140,250.00   04/28/97   03/28/12   177.86   05/28/97   85.0  12.990       1,550.35
MLC696  800162877     13,500.00   05/28/97   04/28/12   178.88   05/28/97   81.3  12.500         144.08
MLC696  800164220     92,183.55   05/18/97   04/18/12   178.55   06/18/97   84.9  12.500       1,140.08
MLC696  800164634     20,825.00   05/18/97   04/18/12   178.55   05/18/97   85.0  13.850         275.24
MLC696  800165656     26,580.00   05/21/97   04/21/12   178.65   06/21/97   79.9  15.200         375.66
MLC696  800165979     75,000.00   06/01/97   05/01/12   179.00   06/01/97   60.0  10.050         660.95
MLC696  800167025     50,269.71   05/22/97   04/22/12   178.68   06/22/97   80.7  11.250         580.78
MLC696  800167058     24,000.00   05/04/97   04/04/12   178.09   06/04/97   89.9  13.250         307.62
MLC696  800167900    103,500.00   05/04/97   04/04/17   238.09   05/04/97   90.0  12.250       1,157.71
MLC696  800168213     45,000.00   06/02/97   05/02/12   179.01   06/02/97   79.6  15.300         579.81
MLC696  800169476     25,000.00   06/05/97   05/05/12   179.11   06/05/97   68.0  13.000         276.55
MLC696  800170821     85,000.00   06/01/97   05/01/12   179.00   06/01/97   75.2  11.650         851.49
MLC696  800171688     15,000.00   05/14/97   04/14/17   238.42   05/14/97   80.0  12.990         175.63
MLC696  800172538     14,960.00   06/14/97   05/14/12   179.41   06/14/97   80.9  13.600         195.22
MLC696  800172785     25,300.00   06/19/97   05/19/12   179.57   06/19/97   79.9  14.250         341.19
MLC696  800172942    120,000.00   06/23/97   05/23/12   179.70   06/23/97   85.7  11.150       1,156.41
MLC696  800174815     25,000.00   06/01/97   05/01/12   179.00   06/01/97   85.5  12.750         312.21
MLC696  800174955     16,700.00   06/12/97   05/12/12   179.34   06/12/97   85.0  13.000         211.30
MLC696  800175416     21,750.00   06/21/97   05/21/17   239.64   06/21/97   84.9  11.990         239.33
MLC696  800175630     30,275.00   06/12/97   05/12/17   239.34   06/12/97   90.0  12.300         339.71
MLC696  800176182    178,500.00   06/19/97   05/19/12   179.57   06/19/97   85.0  11.050       1,706.64
MLC696  800176893     26,300.00   06/06/97   05/06/17   239.15   06/06/97   72.0  12.500         298.80

                                                                 Page 16 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC696  800177370  SUHAY PAULA L             2378 JEFFERSON AVENUE          WASHINGTON            PA  15301       55,800.00
MLC696  800177461  KNAPPENBERGE LUTHER D     2729 BLAKESLEE BOULEVARD W     LEHIGHTON             PA  18235       30,000.00
MLC696  800178519  WASHINGTON ROBERT         72 BEDFORD ROAD                HEMPSTEAD             NY  11550      100,000.00
MLC696  800179111  HAMACHER ROGER L          3809 MILLER ROAD               KALAMAZOO             MI  49001       52,900.00
MLC696  800179384  NUGENT SHEILA J           902 PEPPERIDGE LAKE ROAD       EASTPORT              NY  11941       30,000.00
MLC696  800180655  DERRY KEVIN               5 CONLU DRIVE WEST             EAST ISLIP            NY  11730       19,100.00
MLC696  800181091  SPALLA GARY S             6435 UNION AVENUE              FINLEYVILLE           PA  15332       31,000.00
MLC696  800182149  CHOBIAN JOSEPH A          486 ROOSEVELT DR               OXFORD                CT  06478       30,500.00
MLC696  800182180  CUNNINGHAM DENNIS R       3008 18TH AVENUE WEST          BRADENTON             FL  34205       40,000.00
MLC696  800182230  SCHNOERR ROSE             524 LOQUAT DRIVE               ANNA MARIA            FL  34216       66,700.00
MLC696  800182305  GALPERIN SEMYON           129 MORELAND ST                STATEN ISLAND         NY  10306       21,825.00
MLC696  800182958  BAKER VAN E.              3700 BEAVER CREEK DRIVE        RALEIGH               NC  27604       53,000.00
MLC696  800183071  HUMES FRANK               641 LYNNE DRIVE                SOUTHAMPTON           PA  18966       31,500.00
MLC696  800183212  CLARK DARRELL D           815 WEST PRATT STREET          STARKE                FL  32091       75,900.00
MLC696  800183550  SINCLAIR CAROLE M.        3515 CENTAVO COURT             SPRING HILL           FL  34607       19,000.00
MLC696  800184509  ROBINSON ARNOLD L         12 DRILL STREET                PROVIDENCE            RI  02908       20,000.00
MLC696  800184699  STYLC THOMAS A.           2878 CONSTELLATION WAY         FINKSBURG             MD  21048       66,500.00
MLC696  800185316  HILL WHITNEY W.           7213 BLUFFSIDE COURT           RALEIGH               NC  27615       21,000.00
MLC696  800185472  STEWART MARSHA C          1612 BRIGGS ST                 HARRISBURG            PA  17103       43,730.00
MLC696  800185621  FLANNAGAN MARVIN L        101 KEITH COURT                AUBURNDALE            FL  33823       60,000.00
MLC696  800185779  WILLIAMSON BRUCE D        67 WOODBURY HILL               WOODBURY              CT  06798       50,000.00
MLC696  800186272  SEEJATTAN ERROS           70 CABOTA AVENUE               COPIAGUE              NY  11726       20,200.00
MLC696  800187098  ZAMULINSKY WILLIAM        306 BLAKEY ROAD                WALLINGFORD           PA  19086       29,000.00
MLC696  800187106  BERTRAND MEDALIANCE       75 WEST STREET                 SPRING VALLEY         NY  10977      120,000.00
MLC696  800187510  ORGAZ JOSEPH              2630 BUCIDA DRIVE              SARASOTA              FL  34232       67,200.00
MLC696  800187635  DONOVAN CHRISTINE L       276 CIRCULAR AVENUE            WATERBURY             CT  06705       38,000.00
MLC696  800188245  LAMAR BARBARA JEAN        720 NORTH RHODES STREET        MONTICELLO            FL  32344       36,000.00
MLC696  800188278  BOOTH DEBRA H             5609 COUNTY ROAD 352           KEYSTONE HEIGHTS      FL  32656      112,000.00
MLC696  800189276  LANGDON FRED J.           418 ORLANDO BOULEVARD          PORT CHARLOTTE        FL  33954       43,000.00
MLC696  800189342  EBY DOUGLAS R             320 CROSSWINDS DRIVE           PALM HARBOR           FL  34683       84,500.00
MLC696  800189995  BAKER MARK A              3758 SCHOONER COURT            WOODSTOCK             GA  30122      102,000.00
MLC696  800190209  THOMPSON RICHARD C        42 SOUTHBRIDGE ROAD            BEAR                  DE  19701       15,200.00
MLC696  800190449  BINGAMAN LON H            270 PLEASANT HILL ROAD         LEWISBERRY            PA  17339       62,300.00
MLC696  800190704  VITIELLO ANGELINA         119 BATTERY AVENUE             BROOKLYN              NY  11209      100,000.00
MLC696  800190779  JONES-LEE DAISY M         12054 134TH PLACE NORTH        LARGO                 FL  33778       11,800.00
MLC696  800190969  INCAMMICIA SETTIMO        18 BRIAN DRIVE                 EAST ISLIP            NY  11730       24,800.00
MLC696  800191413  MCGINTY PETER A           1073 BRINTON ROAD              PITTSBURGH            PA  15221       42,925.00
MLC696  800191652  BESSEY JERRY              3111 PECKHEATH                 WYOMING               MI  49509       16,000.00
MLC696  800191686  BROTHERS ROBERT J         64 STANDISH ROAD               COLCHESTER            CT  06415       77,176.00
MLC696  800191918  DODD KERRY D              4033 BROCKETT CREEK DRIVE      TUCKER                GA  30084       94,000.00
MLC696  800192700  SASALA MARK C             120 HILLTOP DRIVE              KITTANNING            PA  16201       31,000.00
MLC696  800194664  REA THERESA               10 HORNBECK ROAD               POUGHKEEPSIE          NY  12603       50,000.00
MLC696  800195182  CLEWIS STEVEN BRIAN       132 HANSARD DRIVE              CHARLOTTE             NC  28214       54,900.00
MLC696  800195216  BRANCH PHILLIP E          4416 BROWNES FERRY ROAD        CHARLOTTE             NC  28269       28,200.00
MLC696  800195711  MAHON MARK F              11310 SW 91ST COURT            TIGARD                OR  97223       48,450.00
MLC696  800195745  KING STEPHEN R            3612 MERIDEN AVENUE            OLDSMAR               FL  34677       10,000.00
MLC696  800197071  SCHOOK GEORGE S           39 MERIDIAN AVE                KINGS PARK            NY  11754       30,650.00
MLC696  800197691  BROWN EDITH S             1453 LIVELY RIDGE ROAD         ATLANTA               GA  30329      127,400.00
MLC696  800197832  BUTCHER MAE ELIZABETH     4593 LOUVENIA COURT            TALLAHASSEE           FL  32311      131,500.00
MLC696  800198103  KRONICK SARAH             1822 42ND AVENUE NORTH         ST PETERSBURG         FL  33714       13,000.00
MLC696  800198194  SUCARICHI ROBERT LEE      205 1ST AVENUE NORTHEAST       LUTZ                  FL  33549       12,800.00
MLC696  800198293  MILLER MARGARET L         109 IMPERATO COURT             TOMS RIVER            NJ  08753      156,750.00
MLC696  800198673  TEDESCO MARIANNE          26 AMBER LANE                  LEVITTOWN             NY  11756       28,000.00
MLC696  800199416  MAC KENNEY LAWRENCE R JR  712 QUAIL COURT                NOKOMIS               FL  34275       17,500.00
MLC696  800199556  MARTINEZ MERIDA           916 EAST 14TH AVENUE           TAMPA                 FL  33605       56,700.00
MLC696  800200636  BONG JAMES L              4958 SE SANDRA AVENUE          MILWAUKIE             OR  97267       40,300.00
MLC696  800200669  KEITH BECKY P             3600 SADLERS WALK              MARIETTA              GA  30068       31,400.00
MLC696  800201808  GRIFFITH DERYCK           530 ROCKAWAY PARKWAY           BROOKLYN              NY  11212       44,500.00
MLC696  800202723  SANCHEZ OSCAR             146 DEPEW ST                   PEEKSKILL             NY  10566      144,500.00
MLC696  800203077  SMITH TIMOTHY P           527 PARKS STREET               ALLENTOWN             PA  18102       25,900.00
MLC696  800203192  QUINTERO MARIA V          5941 CORAL WAY                 MIAMI                 FL  33155       16,800.00
MLC696  800204067  TANIS MARIE               1221 1227 EAST 91ST ST         BROOKLYN              NY  11226      249,900.00
MLC696  800204695  HANKS DON WAYNE           2533 CARRIAGE ROAD             FAYETTEVILLE          NC  28301       52,650.00
MLC696  800205387  BELZER MORRIS D           10 JEFFERSON BLVD              PORT JEFFERSON STA.   NY  11776       37,000.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
MLC696  800177370      55,800.00   06/19/97   05/19/17   239.57   06/19/97   85.8  12.400         630.04
MLC696  800177461      30,000.00   06/19/97   05/19/12   179.57   06/19/97   54.0  11.990         359.86
MLC696  800178519     100,000.00   06/13/97   05/13/17   239.38   06/13/97   58.4  11.550       1,069.88
MLC696  800179111      52,900.00   06/19/97   05/19/07   119.57   06/19/97   72.4  10.300         707.89
MLC696  800179384      29,943.19   05/18/97   04/18/12   178.55   06/18/97   78.3  11.600         352.37
MLC696  800180655      19,100.00   06/05/97   05/05/17   239.11   06/05/97   89.7  12.300         214.32
MLC696  800181091      31,000.00   06/19/97   05/19/17   239.57   06/19/97   65.0  12.500         352.20
MLC696  800182149      30,500.00   05/16/97   04/16/17   238.49   05/16/97   85.8  13.550         369.35
MLC696  800182180      40,000.00   06/27/97   05/27/17   239.84   06/27/97   46.5  11.750         433.48
MLC696  800182230      66,700.00   06/02/97   05/02/17   239.01   06/02/97   52.0  10.600         670.41
MLC696  800182305      21,825.00   06/19/97   05/19/12   179.57   06/19/97   84.8  12.750         272.56
MLC696  800182958      53,000.00   06/21/97   05/21/12   179.64   06/21/97   88.5  11.750         627.59
MLC696  800183071      31,500.00   06/12/97   05/12/07   119.34   06/12/97   81.5  10.400         423.28
MLC696  800183212      75,900.00   06/20/97   05/20/12   179.61   06/20/97   83.8  11.900         906.05
MLC696  800183550      19,000.00   06/05/97   05/05/12   179.11   06/05/97   70.8  10.900         214.76
MLC696  800184509      20,000.00   06/14/97   05/14/17   239.41   06/14/97   75.9  11.750         216.74
MLC696  800184699      66,500.00   06/02/97   05/02/12   179.01   06/02/97   89.9  11.550         778.96
MLC696  800185316      21,000.00   06/21/97   05/21/17   239.64   06/21/97   79.0  13.950         260.38
MLC696  800185472      43,730.00   06/13/97   05/13/17   239.38   06/13/97   80.9  10.300         430.73
MLC696  800185621      60,000.00   06/14/97   05/14/27   359.41   06/14/97   75.9  12.950         661.38
MLC696  800185779      50,000.00   06/05/97   05/05/12   179.11   06/05/97   51.8  10.950         566.73
MLC696  800186272      20,200.00   06/13/97   05/13/17   239.38   06/13/97   89.8  11.800         219.61
MLC696  800187098      29,000.00   05/28/97   04/28/12   178.88   05/28/97   84.7  13.850         383.29
MLC696  800187106     120,000.00   06/01/97   05/01/12   179.00   06/01/97   81.0  12.990       1,517.51
MLC696  800187510      66,587.76   05/25/97   04/25/12   178.78   06/25/97   80.0  13.300         759.16
MLC696  800187635      38,000.00   06/05/97   05/05/12   179.11   06/05/97   47.5  12.650         472.07
MLC696  800188245      36,000.00   06/01/97   05/01/27   359.00   06/01/97   80.0  14.000         426.55
MLC696  800188278     112,000.00   06/14/97   05/14/27   359.41   06/14/97   73.6  11.900       1,143.43
MLC696  800189276      43,000.00   06/14/97   05/14/17   239.41   06/14/97   89.1  11.650         463.02
MLC696  800189342      84,500.00   05/25/97   04/25/12   178.78   06/25/97   89.9  11.750         852.95
MLC696  800189995     100,843.55   05/23/97   04/23/12   178.72   06/23/97   85.0  13.200       1,304.00
MLC696  800190209      15,200.00   06/05/97   05/05/12   179.11   06/05/97   89.9  12.900         191.32
MLC696  800190449      62,300.00   06/13/97   05/13/12   179.38   06/13/97   79.7  14.000         738.17
MLC696  800190704     100,000.00   06/27/97   05/27/12   179.84   06/27/97   35.7  11.750       1,009.41
MLC696  800190779      11,800.00   06/28/97   05/28/17   239.87   06/28/97   89.8  12.300         132.40
MLC696  800190969      24,763.62   06/02/97   05/02/17   239.01   07/02/97   74.9  12.100         274.80
MLC696  800191413      42,925.00   06/09/97   05/09/12   179.24   06/09/97   85.0  11.300         418.54
MLC696  800191652      16,000.00   06/05/97   05/05/07   119.11   06/05/97   82.5  12.650         235.61
MLC696  800191686      77,176.00   06/05/97   05/05/17   239.11   06/05/97   80.0  14.550         990.68
MLC696  800191918      94,000.00   06/05/97   05/05/12   179.11   06/05/97   69.1  12.050         970.51
MLC696  800192700      31,000.00   06/14/97   05/14/12   179.41   06/14/97   85.0  12.650         334.46
MLC696  800194664      50,000.00   06/05/97   05/05/12   179.11   06/05/97   44.6  12.100         518.16
MLC696  800195182      54,900.00   06/12/97   05/12/17   239.34   06/12/97   76.2  13.500         662.85
MLC696  800195216      28,200.00   06/12/97   05/12/07   119.34   06/12/97   89.9  11.650         398.90
MLC696  800195711      48,450.00   06/06/97   05/06/17   239.15   06/06/97   75.0  10.800         493.52
MLC696  800195745      10,000.00   06/19/97   05/19/12   179.57   06/19/97   79.9  13.000         126.52
MLC696  800197071      30,650.00   06/21/97   05/21/12   179.64   06/21/97   89.9  12.300         373.79
MLC696  800197691     127,400.00   06/02/97   05/02/12   179.01   06/02/97   70.0  10.950       1,208.45
MLC696  800197832     131,500.00   06/16/97   05/16/27   359.47   06/16/97   85.9   9.900       1,144.30
MLC696  800198103      13,000.00   06/09/97   05/09/12   179.24   06/09/97   79.9  13.600         169.65
MLC696  800198194      12,800.00   06/13/97   05/13/12   179.38   06/13/97   90.0  11.900         152.80
MLC696  800198293     156,750.00   06/14/97   05/14/12   179.41   06/14/97   75.0  12.500       1,672.93
MLC696  800198673      28,000.00   06/09/97   05/09/12   179.24   06/09/97   87.5  11.900         334.25
MLC696  800199416      17,500.00   06/08/97   05/08/07   119.21   06/08/97   80.0  12.500         256.16
MLC696  800199556      56,700.00   06/13/97   05/13/12   179.38   06/13/97   90.0  11.550         664.17
MLC696  800200636      40,300.00   06/19/97   05/19/12   179.57   06/19/97   78.8  10.400         442.98
MLC696  800200669      31,400.00   06/12/97   05/12/12   179.34   06/12/97   85.5  13.000         397.29
MLC696  800201808      44,500.00   05/15/97   04/15/12   178.45   06/15/97   84.6  13.350         504.46
MLC696  800202723     144,500.00   06/19/97   05/19/12   179.57   06/19/97   84.9  11.600       1,442.01
MLC696  800203077      25,900.00   06/13/97   05/13/12   179.38   06/13/97   70.0  10.750         241.77
MLC696  800203192      16,800.00   06/19/97   05/19/12   179.57   06/19/97   84.9  12.750         209.80
MLC696  800204067     249,900.00   05/24/97   04/24/27   358.75   05/24/97   87.3  12.350       2,638.02
MLC696  800204695      52,650.00   06/19/97   05/19/17   239.57   06/19/97   90.0  11.550         563.29
MLC696  800205387      37,000.00   06/14/97   05/14/17   239.41   06/14/97   85.0  11.900         404.83

                                                                 Page 17 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC696  800205452  LERVICK MELVIN C          9218 215TH AVENUE NORTHEAS     REDMOND               WA  98053       65,300.00
MLC696  800206153  ZURLO JOSEPH A            98 COOL RUN RD                 BRIDGETON             NJ  08302       33,880.00
MLC696  800206385  WATSON MARGUERITE         1401 TRIMBLE                   KALAMAZOO             MI  49001       43,250.00
MLC696  800207490  HARTLAUB RALPH L          508 PENN STREET                HANOVER               PA  17331       29,500.00
MLC696  800208100  RAMOS LIDYS               11530 RIGGS ROAD               NAPLES                FL  34114       55,000.00
MLC696  800208605  SANDERSON DONALD R        9675 NORFOLK DRIVE             SANTA ANA             CA  92705       50,000.00
MLC696  800208613  WOOD LAURA G              1611 CARDIFF ROAD              NANTY GLO             PA  15943       22,800.00
MLC696  800208845  CHILCOAT RONALD J.        1600 COACHLIGHT WAY            DUNEDIN               FL  34698       71,250.00
MLC696  800210452  EVANGELISTA ADHERBAL      4 CHERRY LAKE DRIVE            BLUE RIDGE            GA  30539       68,000.00
MLC696  800211146  POLSINELLI VINCENT        19 COLD SPRING COURT           SOUTHAMPTON           NY  11968      150,000.00
MLC696  800211369  MORENO FREDY              271 WEST END AVENUE            LONG BRANCH           NJ  07740       80,000.00
MLC696  800216996  FASULO DOMENICO           75 AVENUE U                    BROOKLYN              NY  11223       25,000.00
MLC696  800217465  SINATRA FRANK             100 EAST MACON AVENUE          STATEN ISLAND         NY  10308       17,500.00
MLC696  800222093  SAFDIEH ABRAHAM           321 CROSBY AVENUE              WEST DEAL             NJ  07723      241,000.00
        -------------------------------------                                                               ----------------
              142  Sale Total                                                                                  8,331,534.00
                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
MLC696  800205452       65,300.00   06/13/97   05/13/12   179.38   06/13/97   87.7  11.400         758.68
MLC696  800206153       33,880.00   06/20/97   05/20/12   179.61   06/20/97   89.8  11.400         393.63
MLC696  800206385       43,250.00   06/19/97   05/19/07   119.57   06/19/97   84.8  11.900         618.01
MLC696  800207490       29,500.00   06/12/97   05/12/12   179.34   06/12/97   89.6  10.850         332.52
MLC696  800208100       55,000.00   06/19/97   05/19/12   179.57   06/19/97   67.4  10.750         513.41
MLC696  800208605       50,000.00   06/20/97   05/20/17   239.61   06/20/97   83.9  11.550         534.94
MLC696  800208613       22,800.00   06/27/97   05/27/12   179.84   06/27/97   84.7  12.750         284.73
MLC696  800208845       71,250.00   06/15/97   05/15/12   179.44   06/15/97   75.0  10.650         659.76
MLC696  800210452       68,000.00   06/19/97   05/19/27   359.57   06/19/97   85.0  12.500         725.73
MLC696  800211146      150,000.00   06/21/97   05/21/12   179.64   06/21/97   72.7  11.500       1,752.28
MLC696  800211369       80,000.00   06/09/97   05/09/12   179.24   06/09/97   80.0  12.500         853.81
MLC696  800216996       25,000.00   06/05/97   05/05/12   179.11   06/05/97   60.7  13.550         287.34
MLC696  800217465       17,500.00   05/25/97   04/25/12   178.78   06/25/97   84.8  13.450         199.76
MLC696  800222093      241,000.00   03/07/97   02/07/12   176.25   06/07/97   76.0  11.550       2,395.80
        -----------------------                           ------             --------------------------
              142    8,326,522.59                         212.96              78.0  12.055      92,089.03

                                                                 Page 18 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SB61   661367425  BURNS RILEY E             12715 S. BISHOP                CALUMET PARK          IL  60643       48,300.00
 SB61   661391243  ISHAM LESLEY ELIZABETH    122 NORTH CROSS                SYCAMORE              IL  60178       60,000.00
 SB61   661391268  FARLOW FRANK M            16424 SOUTH TRUMBULL AVENU     MARKHAM               IL  60426       32,800.00
 SB61   661395830  WESTLUND NELS E           628 WEST SUNSET DRIVE          VILLA PARK            IL  60181       60,500.00
 SB61   661395848  MITCHELL GARRY S          2808 W. 173RD STREET           HAZEL CREST           IL  60429       37,700.00
 SB61   661397836  BERRY FAYE ANN            2502 IRIS LANE                 CREST HILL            IL  60435       25,500.00
 SB61   661405902  MCLAUGHLIN MICHAEL G      9217 MOODY AVENUE              OAK LAWN              IL  60453      128,000.00
 SB61   661408088  PATTERSON WILLIAM J       210 EARLY                      PARK FOREST           IL  60466       11,500.00
 SB61   661409136  DAVIS BETTY J             1743 N. LOREL                  CHICAGO               IL  60639       70,500.00
 SB61   661409839  MATTHYS WILLIAM           1045 SHERMER ROAD              NORTHBROOK            IL  60062      146,000.00
 SB61   661414334  CHANSIRI SOMSAVATH        4047 INDIAN HILL DRIVE         COUNTRY CLUB HILLS    IL  60478       24,800.00
 SB61   661414755  COPPOLINO MICHAEL B       438 CIRCLE AVENUE              FOREST PARK           IL  60130       40,000.00
 SB61   661416610  GARST EDWARD C            8 MCINTOSH                     CLARENDON HILLS       IL  60514       61,000.00
 SB61   661417493  WILLIAMS JOHN             7741 NASHVILLE                 BURBANK               IL  60454       86,200.00
 SB61   661417501  THORNE EARL W             14764 STATE ROUTE 38           DEKALB                IL  60115      193,600.00
 SB61   661417519  CARRILLO JR LOUIS         21641 OLIVIA                   SAUK VILLAGE          IL  60411       12,700.00
 SB61   661417550  VILLALOBOS RAUL           1017 GLEN ROCK                 WAUKEGAN              IL  60085       65,600.00
 SB61   661418392  SUCHY LOUIS J             2445 S. EUCLID                 BERWYN                IL  60402       18,400.00
 SB61   661418400  KROENING WILLIAM L        348 CHERRY VALLEY              VERNON HILLS          IL  60061       90,400.00
 SB61   661421560  BROYLES ANITA M           870 STONEBRIDGE LANE           BUFFALO GROVE         IL  60089      135,000.00
 SB61   661424333  CASEY MICHAEL J           2214 PLUMTREE DRIVE            NAPERVILLE            IL  60565      193,500.00
 SB61   661424366  MIRAVETE ROGER E          939 DUNLOP AVENUE              FOREST PARK           IL  60130       93,100.00
 SB61   661424374  JENSEN MARGARET BOYD      1032 SHERIDAN AVENUE           DEERFIELD             IL  60015       21,000.00
 SB61   661428920  TROFIMCHUCK MATTHEW P     670 N THIRD ST                 COAL CITY             IL  60416       57,000.00
 SB61   661430793  LENTZ CHARLES             526 S. PRAIRIE ST.             BATAVIA               IL  60510      117,200.00
 SB61   661430801  MCKELPIN ORDEANER         4500 S. LEAMINGTON AVENUE      CHICAGO               IL  60638       45,500.00
 SB61   661431932  HURBANIS KENNETH R        3844 S. HARVEY                 BERWYN                IL  60402       18,100.00
 SB61   661432971  CAMACHO FERNANDO          1305 SACRAMENTO DRIVE          CARPENTERSVILLE       IL  60110      105,300.00
 SB61   661441055  BAYLON RUPERTO            2729 AUDREY                    WAUKEGAN              IL  60087       12,500.00
 SB61   661443523  BIRCHALL EDWIN L          523 W. NORTH AVENUE            BARTLETT              IL  60103       21,300.00
 SB61   661447268  FALL STEVEN J             6924 GLENWOOD LANE             HANOVER PARK          IL  60103       28,400.00
 SB61   661447284  HUTCHERSON SHARON         824 NORTH DAY AVENUE           ROCKFORD              IL  61101       40,800.00
 SB61   661451674  HECKMAN LARRY L           19831 DICE STREET              SOUTH BEND            IN  46614       19,600.00
 SB61   661451922  KERN RUSSELL L            50 JON STREET                  METROPOLIS            IL  62960       25,000.00
 SB61   661454363  VILLEGAS LEORA E          1106 GARDNER ROAD              WESTCHESTER           IL  60154       59,000.00
 SB61   661455089  MALMSTEDT DENNIS J        341 ANTELOPE TRAIL             CAROL STREAM          IL  60188       62,300.00
 SB61   661456848  SWISHER WALTER R          1418 W RICHMOND ST             KOKOMO                IN  46901       20,800.00
 SB61   661457705  DORSETT RICHARD M         2036 LIONCREST                 RICHTON PARK          IL  60471       39,900.00
 SB61   661458638  MASTERSON JULIA           20 TERRACE HEIGHTS             JEFFERSONVILLE        IN  47130       51,400.00
 SB61   661458752  ENGEL BETTYE              3929 N. FULTON AVE             EVANSVILLE            IN  47710       60,300.00
 SB61   661462184  GRESKOWIAK THOMAS W       901 TIMBER PLACE               NEW LENOX             IL  60451      121,000.00
 SB61   661465815  JOHNSON JOE E             9500 WINTON RD                 CINCINNATI            OH  45231       87,300.00
 SB61   661466904  BLANTON BRENDA K          514 N. SUNNYSIDE AVE.          SOUTH BEND            IN  46617       31,100.00
 SB61   661466987  HUDDLESTON SANDRA L       2036 E EAST COURT              RICHMOND              KY  40475       41,400.00
 SB61   661471037  BONILLA RODOLFO           1322 32ND AVE                  MELROSE PARK          IL  60160      100,000.00
        -------------------------------------                                                               ----------------
               45  Sale Total                                                                                  2,821,300.00
                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
 SB61   661367425      47,975.01   04/01/97   02/14/12   177.00   06/24/97   69.0  10.000         479.04
 SB61   661391243      59,833.47   03/01/97   01/07/17   236.00   05/24/97   60.0  12.125         614.61
 SB61   661391268      32,540.25   03/01/97   01/14/12   176.00   06/21/97   84.8  11.400         351.72
 SB61   661395830      60,367.73   03/01/97   01/14/12   176.00   06/01/97   56.0  12.125         674.65
 SB61   661395848      37,568.21   03/01/97   01/07/17   236.00   05/24/97   84.9  13.750         426.41
 SB61   661397836      25,326.86   04/01/97   02/14/12   177.00   06/24/97   52.5   9.900         251.47
 SB61   661405902     127,842.49   05/01/97   03/09/17   238.00   05/29/97   80.0   9.900       1,132.28
 SB61   661408088      11,404.63   03/01/97   01/14/12   176.00   06/21/97   84.9  10.900         119.97
 SB61   661409136      70,500.00   06/01/97   04/09/17   239.00   06/01/97   84.9  11.725         704.05
 SB61   661409839     145,935.92   05/01/97   03/03/22   298.00   05/29/97   84.7  12.625       1,481.96
 SB61   661414334      24,682.73   04/01/97   02/14/12   177.00   06/24/97   79.7  13.750         300.99
 SB61   661414755      39,970.66   05/01/97   03/09/17   238.00   05/29/97   79.9  13.750         452.42
 SB61   661416610      60,773.74   04/01/97   02/14/12   177.00   05/27/97   57.2  12.000         675.69
 SB61   661417493      86,038.54   04/01/97   02/07/17   237.00   05/27/97   76.9  12.000         876.05
 SB61   661417501     193,237.41   05/01/97   03/09/17   238.00   06/26/97   80.0  12.000       1,967.54
 SB61   661417519      12,302.03   04/01/97   02/14/12   177.00   07/22/97   69.8  12.500         144.47
 SB61   661417550      65,348.81   04/01/97   02/14/12   177.00   05/27/97   65.6  10.000         650.63
 SB61   661418392      18,358.67   05/01/97   03/15/12   178.00   05/29/97   70.7   9.900         181.45
 SB61   661418400      90,279.40   04/01/97   02/07/17   237.00   06/24/97   80.0  13.750       1,022.47
 SB61   661421560     134,696.52   05/01/97   03/09/17   238.00   06/26/97   71.0  10.625       1,254.49
 SB61   661424333     193,063.57   04/01/97   02/07/17   237.00   05/27/97   90.0  10.600       1,795.10
 SB61   661424366      92,988.38   05/01/97   03/09/17   238.00   05/29/97   68.9  10.100         834.94
 SB61   661424374      21,000.00   05/01/97   03/15/12   178.00   05/29/97   40.0  11.125         221.82
 SB61   661428920      56,831.71   04/01/97   02/07/17   237.00   05/27/97   59.0   8.500         456.56
 SB61   661430793     116,985.34   04/01/97   02/14/12   177.00   05/27/97   83.7  12.100       1,305.19
 SB61   661430801      45,420.95   05/01/97   03/10/16   226.00   06/26/97   65.0  13.620         516.02
 SB61   661431932      17,588.27   05/01/97   03/09/17   238.00   06/26/97   87.9  12.175         185.99
 SB61   661432971     105,267.94   05/01/97   02/25/27   358.00   05/29/97   90.0  11.350         951.41
 SB61   661441055      12,487.67   06/01/97   04/10/16   227.00   06/29/97   84.4  12.600         133.48
 SB61   661443523      21,151.68   05/01/97   03/22/07   118.00   06/26/97   76.3  12.600         288.89
 SB61   661447268      28,274.64   05/01/97   03/22/07   118.00   05/29/97   71.9  10.350         351.47
 SB61   661447284      40,800.00   06/01/97   04/22/07   119.00   06/01/97   80.0  11.025         519.22
 SB61   661451674      19,465.77   05/01/97   03/25/04    82.00   05/29/97   80.0  12.775         326.84
 SB61   661451922      25,000.00   06/01/97   04/18/10   155.00   06/01/97   72.7  12.875         305.33
 SB61   661454363      59,000.00   07/01/97   05/19/09   144.00   07/01/97   56.1  11.375         694.73
 SB61   661455089      62,121.53   06/01/97   04/19/09   143.00   06/29/97   41.5  12.125         759.54
 SB61   661456848      20,800.00   07/01/97   05/22/07   120.00   07/01/97   84.0  11.025         264.70
 SB61   661457705      39,900.00   07/01/97   05/15/12   180.00   07/01/97   65.4   9.060         374.83
 SB61   661458638      51,400.00   07/01/97   05/09/17   240.00   07/01/97   68.9  10.525         474.44
 SB61   661458752      60,300.00   07/01/97   05/09/17   240.00   07/01/97   84.9  13.375         666.99
 SB61   661462184     121,000.00   07/01/97   05/15/12   180.00   07/01/97   72.8   9.560       1,170.21
 SB61   661465815      87,300.00   07/01/97   05/18/10   156.00   07/01/97   86.0  11.775       1,011.00
 SB61   661466904      31,100.00   07/01/97   05/14/13   192.00   07/01/97   69.1   8.850         280.00
 SB61   661466987      41,400.00   06/01/97   04/22/07   119.00   06/01/97   79.9  12.525         559.83
 SB61   661471037     100,000.00   07/01/97   05/15/12   180.00   07/01/97   80.0   8.325         899.43
        ----------------------                           ------             --------------------------
               45   2,815,630.53                         213.69              75.6  11.302      29,110.32

                                                                 Page 19 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SB62   661389296  HAGEN RICHARD             23155 W. KANKAKEE RIVER DR     WILMINGTON            IL  60481       43,200.00
 SB62   661402842  HAMILTON SUSAN E          521 N. 4TH STREET              DEKALB                IL  60115       57,400.00
 SB62   661409953  NOAKE GRAHAM P            821 WESTBURY DRIVE             ALGONQUIN TOWNSHIP    IL  60102       17,600.00
 SB62   661414730  ZICKUR DENNIS D           38W320 STEVENS LANE            ELGIN                 IL  60123      132,600.00
 SB62   661428938  FIEDLER MARILYN C         8324 MENARD AVENUE             BURBANK               IL  60459       52,600.00
 SB62   661432997  ANGELOS CAROLYN           716 ELDEN DRIVE                CARY                  IL  60013       28,950.00
 SB62   661435941  WATKINS LOLITA C          2117 CARMEL BLVD.              ZION                  IL  60099       16,000.00
 SB62   661435966  COHEN DALE P              1537 CROWE AVENUE              DEERFIELD             IL  60015      161,200.00
 SB62   661437020  MCHUGH MICHAEL J          1301 E. MULBERRY LANE          MOUNT PROSPECT        IL  60056       52,100.00
 SB62   661438077  MAVRICK WILLIAM J         908 SOUTH YORK RD              ELMHURST              IL  60126       29,500.00
 SB62   661440982  JACOBSEN PAUL M           2110 FOX LANE                  DES PLAINES           IL  60018       32,000.00
 SB62   661441121  ARNOLD JILL T             569 WEBFORD AVE.               DES PLAINES           IL  60016       22,200.00
 SB62   661445312  GARCIA KASSEL CARLOS      638 LORRAINE AVE.              WAUKEGAN              IL  60085       34,500.00
 SB62   661445411  MATOZZI ALBERT L          4334 FISHERMANS TERRACE        LYONS                 IL  60534       57,700.00
 SB62   661449025  GIERNOTH WALTER E         35294 N WILSON RD              INGLESIDE             IL  60041       62,500.00
 SB62   661451815  SHORT CYNTHIA             115 E. HOUSTON ST.             GARRETT               IN  46738       48,100.00
 SB62   661451898  KRAJEFSKA CARL F JR       3049 OAKWOOD STREET            PORTAGE               IN  46368       81,900.00
 SB62   661452300  MITCHELL TERRANCE         15016 W. RUSSELL ROAD          ZION                  IL  60099       56,200.00
 SB62   661452326  TRUSTY WALTER G           712 VASSAR DR.                 EDWARDSVILLE          IL  62025       79,000.00
 SB62   661455006  PRITCHARD ANGELA M        560 ROYALTON DR.               NEW HAVEN             IN  46774       12,300.00
 SB62   661455055  LOVING TROY L             12129 SOUTH WENTWORTH          CHICAGO               IL  60628       62,200.00
 SB62   661457820  DOMBROWSKI WILLIAM A      1818 NORTHOVER ROAD            TOLEDO                OH  43613       18,300.00
 SB62   661458612  BAUER RICHARD E           52189 LELAND AVENUE            SOUTH BEND            IN  46637       35,400.00
 SB62   661458745  WILLIAMS JR JAMES C       729 BLACKHAWK DR               UNIVERSITY PARK       IL  60466       57,600.00
 SB62   661465922  GODFREY MELVIN H          6111 TAHITI DR.                CINCINNATI            OH  45224       60,000.00
        -------------------------------------                                                               ----------------
               25  Sale Total                                                                                  1,311,050.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 SB62   661389296       43,099.34   05/01/97   03/09/17   238.00   06/26/97   40.2  10.350         394.07
 SB62   661402842       57,306.13   05/01/97   03/09/17   238.00   06/26/97   78.6  13.000         620.70
 SB62   661409953       17,502.08   04/01/97   02/14/12   177.00   06/24/97   89.9  12.050         195.48
 SB62   661414730      132,544.15   05/01/97   02/25/27   358.00   05/29/97   57.6   9.850       1,060.55
 SB62   661428938       52,374.47   05/01/97   03/09/17   238.00   08/21/97   69.5  11.050         502.77
 SB62   661432997       28,950.00   07/01/97   05/15/12   180.00   07/01/97   82.9  10.850         301.18
 SB62   661435941       15,970.46   06/01/97   04/15/12   179.00   06/29/97   73.9  12.000         177.23
 SB62   661435966      161,200.00   06/01/97   03/28/27   359.00   06/01/97   74.9  11.525       1,476.33
 SB62   661437020       52,100.00   06/01/97   04/22/07   119.00   06/01/97   84.9  10.850         658.27
 SB62   661438077       29,500.00   06/01/97   04/22/07   119.00   06/01/97   80.2  11.550         383.56
 SB62   661440982       32,000.00   06/01/97   04/09/17   239.00   06/01/97   89.9  11.850         322.13
 SB62   661441121       22,200.00   06/01/97   04/22/07   119.00   06/01/97   47.5  10.600         277.61
 SB62   661445312       34,500.00   06/01/97   04/24/05    95.00   06/01/97   85.6  11.850         514.85
 SB62   661445411       57,620.30   06/01/97   04/09/17   239.00   06/29/97   64.8   9.000         479.16
 SB62   661449025       62,500.00   07/01/97   05/10/16   228.00   07/01/97   69.4  10.525         585.97
 SB62   661451815       48,100.00   07/01/97   05/19/09   144.00   07/01/97   89.9  11.525         570.36
 SB62   661451898       81,900.00   06/01/97   04/17/11   167.00   06/01/97   90.0  11.925         927.25
 SB62   661452300       56,200.00   07/01/97   05/09/17   240.00   07/01/97   62.4  10.975         534.53
 SB62   661452326       79,000.00   07/01/97   05/22/07   120.00   07/01/97   64.7  10.275         974.64
 SB62   661455006       12,300.00   07/01/97   05/22/07   120.00   07/01/97   89.8  12.275         164.67
 SB62   661455055       62,200.00   07/01/97   05/22/07   120.00   07/01/97   73.1  14.125         895.60
 SB62   661457820       18,300.00   07/01/97   05/22/07   120.00   07/01/97   62.1  11.475         237.21
 SB62   661458612       35,400.00   07/01/97   05/15/12   180.00   07/01/97   40.2   8.850         328.48
 SB62   661458745       57,600.00   07/01/97   05/22/07   120.00   07/01/97   76.8   9.630         691.66
 SB62   661465922       60,000.00   07/01/97   05/22/07   120.00   07/01/97   75.0  10.525         747.97
        -----------------------                           ------             --------------------------
               25    1,310,366.93                         213.18              71.7  11.031      14,022.23

                                                                 Page 20 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SB63   661345124  REMEZAS REGINA            7753 SOUTH NARRAGANSETT        BURBANK               IL  60459      135,000.00
 SB63   661367417  MARTIN KENT               1528 SOUTH LOMBARD             BERWYN                IL  60402       73,600.00
 SB63   661368910  GUERRERO FRANCISCO        1032 S. OAK STREET             WEST CHICAGO          IL  60185       97,500.00
 SB63   661372409  SAJDAK GERALD J           10721 S. MACKINAW AVE.         CHICAGO               IL  60617       25,400.00
 SB63   661375162  GANDY VERA                1533 N. MASON                  CHICAGO               IL  60651       66,900.00
 SB63   661376368  GENTRY JEFFREY L          4609 SARATOGA ROAD             RICHTON PARK          IL  60471       59,000.00
 SB63   661378182  STASTNY JEFFREY J         463 DANBURY DRIVE              CAROL STREAM          IL  60188      123,200.00
 SB63   661381632  KOENIGER KIRK B           4000 NORTH LINCOLN             WESTMONT              IL  60559       22,000.00
 SB63   661381723  PEAY DAVID A              908 CORDOBA                    UNIVERSITY PARK       IL  60466       63,700.00
 SB63   661386680  FURNO PETER               316 MERRIMAC                   PARK FOREST           IL  60466       58,200.00
 SB63   661386714  BOYD ESTELLA              4842 WEST SUPERIOR             CHICAGO               IL  60644       18,500.00
 SB63   661387571  BLANCHARD LOUIS D         17480 EASTGATE DRIVE           COUNTRY CLUB HILLS    IL  60478      103,200.00
 SB63   661391250  HINOJOSA JOSEPH A         704 HENDERSON                  JOLIET                IL  60432       46,800.00
 SB63   661394064  CARVER JOYCE              219 NORTH LINDEN AVENUE        WESTMONT              IL  60559       24,700.00
 SB63   661395962  HYSELL JOHN E SR          706 ROOF AVENUE                ROMEOVILLE            IL  60446       21,900.00
 SB63   661397992  GLENZINSKI RONALD R       1828 WINDMILL DRIVE            HANOVER PARK          IL  60103       30,800.00
 SB63   661399543  LYNCH VAN E               335 NORTH SACRAMENTO           SYCAMORE              IL  60178       84,100.00
 SB63   661402974  CAIN LOREN                6431 SOUTH CARPENTER           CHICAGO               IL  60621       38,500.00
 SB63   661404301  MORRIS DALE D             3417 JAMES WAY                 MCHENRY               IL  60050      165,000.00
 SB63   661409144  LAREM ROBERT J            5409 BOHLANDER AVENUE          BERKELEY              IL  60163      120,500.00
        -------------------------------------                                                               ----------------
               20  Sale Total                                                                                  1,378,500.00

                      Cut-off Date    First                               Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 SB63   661345124      133,982.77   12/01/96   10/09/16   233.00   07/13/97   90.0  11.050       1,138.85
 SB63   661367417       73,600.00   12/25/96   11/09/11   173.82   06/11/97   80.0  13.750         778.46
 SB63   661368910       97,068.14   12/22/96   10/30/16   233.72   05/11/97   65.0   9.650         720.54
 SB63   661372409       25,093.08   12/27/96   11/11/11   173.88   06/13/97   82.9  11.100         214.26
 SB63   661375162       66,863.52   12/27/96   11/11/11   173.88   06/13/97   64.9   9.600         493.76
 SB63   661376368       58,972.14   03/01/97   01/14/12   176.00   05/24/97   83.0  12.275         556.83
 SB63   661378182      123,200.00   03/01/97   12/26/26   356.00   06/21/97   84.9  11.900       1,127.75
 SB63   661381632       21,503.06   02/01/97   12/17/11   175.00   05/24/97   79.5  13.500         223.30
 SB63   661381723       63,700.00   02/01/97   12/10/16   235.00   05/24/97   87.2  11.425         559.82
 SB63   661386680       57,812.49   02/01/97   12/10/16   235.00   06/21/97   68.4   9.400         418.03
 SB63   661386714       18,500.00   02/01/97   12/10/16   235.00   06/21/97   86.5  10.900         155.12
 SB63   661387571      103,200.00   02/01/97   12/10/16   235.00   06/21/97   80.0  12.125         962.54
 SB63   661391250       46,800.00   03/01/97   01/14/12   176.00   05/24/97   90.0  11.925         429.30
 SB63   661394064       24,687.35   04/01/97   02/14/12   177.00   05/27/97   84.9  12.650         240.23
 SB63   661395962       21,841.54   04/01/97   02/14/12   177.00   05/27/97   84.9  11.400         191.53
 SB63   661397992       30,800.00   04/01/97   02/07/17   237.00   05/27/97   85.2  10.900         258.25
 SB63   661399543       83,988.84   04/01/97   02/07/17   237.00   06/24/97   89.9  11.925         770.44
 SB63   661402974       38,500.00   04/01/97   01/26/27   357.00   05/27/97   70.0  10.000         296.15
 SB63   661404301      165,000.00   04/01/97   02/07/17   237.00   05/27/97   63.4   9.900       1,256.54
 SB63   661409144      119,199.10   04/01/97   02/14/12   177.00   06/24/97   84.8   9.900         907.75
        -----------------------                           ------           ------------------------------
               20    1,374,312.03                         229.55              79.1  11.067      11,699.45

                                                                 Page 21 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SB64   661434399  NIELSEN CLINT             1319 NORTH ROYAL CIRCLE        ST GEORGE             UT  84770       20,000.00
 SB64   661447359  RAMOS JOHN F              1549-1551 S. 8TH STREET        MILWAUKEE             WI  53204       44,800.00
 SB64   661447912  BURCH NANCY E             25313 51ST AVENUE EAST         GRAHAM                WA  98338       82,800.00
 SB64   661456079  KLEIN ADAM                N82 W22350 MARY ANN CT.        LISBON                WI  53089       25,100.00
 SB64   661466268  ENGLISH JAMES             3175 SOARING BIRD CIRCLE       COLORADO SPRINGS      CO  80920       31,913.00
 SB64   661469247  HUNTER PAMELA A           1483 NORTH 200 WEST            OREM                  UT  84057       39,150.00
 SB64   661470641  THOMSON NORMA             27665 ISLAND VIEW ROAD         SHOREWOOD             MN  55331       70,000.00
 SB64   661472001  JOHNSON CYNTHIA M         1400 SW MELROSE AVE            MCMINNVILLE           OR  97128       22,400.00
 SB64   661474163  MACIAS FILOGONIO          6002 SOUTH PARK WOOD DRIVE     SALT LAKE CITY        UT  84118       27,500.00
 SB64   661475715  MILLER DOUG               2677 TELLER COUNTY ROAD 61     CRIPPLE CREEK         CO  80813      100,000.00
 SB64   661476218  WRIGHT ARLETTE            1498 BUNKER HILL ROAD          MOORESVILLE           IN  46158       74,000.00
 SB64   661476358  WHETMAN GAY               5931 SOUTH MISTY WAY           SALT LAKE CITY        UT  84118       21,900.00
 SB64   661476788  COATMAN WILLIAM           3515 EAST 117TH DRIVE          THORNTON              CO  80233       20,000.00
 SB64   661477448  SWEET RICHARD             7433 103RD STREET WEST         BLOOMINGTON           MN  55438       44,400.00
 SB64   661478602  ROCHELLE JAMES SR         2917 WEST 82ND ST              CHICAGO               IL  60652       30,000.00
 SB64   661479782  THORKILDSON TORGER D      6874 FORSYTHIA DRIVE           SPRINGFIELD           OR  97478       72,000.00
 SB64   661483024  GAST CHARLES              4726 DOVER DRIVE               COLORADO SPRINGS      CO  80916       57,820.00
 SB64   661484527  FISCHER MERCY             1800 WEST 83RD AVENUE          DENVER                CO  80221       26,120.00
 SB64   661485276  AVRITT GARY               736 WEST CUCHARRAS STREET      COLORADO SPRINGS      CO  80905       26,066.00
 SB64   661486001  ORR JILL                  9549 SOUTH WANGARATTA COUR     HIGHLANDS RANCH       CO  80126       14,469.00
 SB64   661486613  GLIWA CHARLES             110 KAREN DRIVE                DWIGHT                IL  60420       42,400.00
 SB64   661487348  BENISH MATTHEW            N74 W36888 LAKESIDE HEIGHT     OCONOMOWOC            WI  53066       41,150.00
 SB64   661488510  DRAPER BRYAN COREY        472 EAST FORT UNOIN BOULEV     MIDVALE               UT  84047       29,940.00
 SB64   661489716  FURLONG HAROLD W JR       6525 WEST 25TH LANE            EDGEWATER             CO  80214       33,500.00
 SB64   661490425  REID ROGER                2134 E WOODMAN DRIVE           TEMPE                 AZ  85283       57,000.00
 SB64   661492082  MC ATEE                   23460 W. LAKEWOOD NORTH LA     LAKE ZURICH           IL  60047      111,600.00
        -------------------------------------                                                               ----------------
               26  Sale Total                                                                                  1,166,028.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 SB64   661434399       20,000.00   06/09/97   05/09/12   179.24   06/09/97   84.9  12.950         220.46
 SB64   661447359       44,700.24   04/28/97   03/28/27   357.86   06/28/97   77.2  10.300         403.12
 SB64   661447912       82,280.05   05/01/97   04/01/17   238.00   07/01/97   88.0  12.250         926.17
 SB64   661456079       25,100.00   06/27/97   05/27/12   179.84   06/27/97   86.6  12.300         263.99
 SB64   661466268       31,913.00   07/01/97   06/01/17   240.00   07/01/97   90.0  11.400         338.13
 SB64   661469247       39,150.00   07/01/97   06/01/12   180.00   07/01/97   74.1  11.000         444.98
 SB64   661470641       70,000.00   07/01/97   06/01/17   240.00   07/01/97   41.7  10.500         698.87
 SB64   661472001       22,400.00   07/01/97   06/01/12   180.00   07/01/97   89.7  12.300         235.59
 SB64   661474163       27,500.00   07/01/97   06/01/12   180.00   07/01/97   83.3  12.750         343.43
 SB64   661475715      100,000.00   07/01/97   06/01/12   180.00   07/01/97   56.1  11.100         959.89
 SB64   661476218       74,000.00   07/01/97   06/01/12   180.00   07/01/97   79.9  11.250         718.73
 SB64   661476358       21,900.00   07/01/97   06/01/12   180.00   07/01/97   71.5  12.400         268.50
 SB64   661476788       20,000.00   07/01/97   06/01/12   180.00   07/01/97   84.1  12.650         215.78
 SB64   661477448       44,400.00   07/01/97   06/01/12   180.00   07/01/97   73.5  11.500         518.68
 SB64   661478602       30,000.00   06/28/97   05/28/17   239.87   06/28/97   57.0  10.800         305.58
 SB64   661479782       72,000.00   07/01/97   06/01/12   180.00   07/01/97   89.7  11.800         729.54
 SB64   661483024       57,820.00   07/01/97   06/01/12   180.00   07/01/97   59.0  11.850         588.08
 SB64   661484527       26,120.00   07/01/97   06/01/17   240.00   07/01/97   90.0  11.550         279.45
 SB64   661485276       26,066.00   07/01/97   06/01/12   180.00   07/01/97   79.9  10.900         246.27
 SB64   661486001       14,469.00   07/01/97   06/01/12   180.00   07/01/97   89.9  11.400         168.11
 SB64   661486613       42,400.00   06/28/97   05/28/17   239.87   06/28/97   89.9  12.050         468.34
 SB64   661487348       41,150.00   07/01/97   06/01/12   180.00   07/01/97   84.9  12.250         500.51
 SB64   661488510       29,940.00   06/12/97   05/12/12   179.34   06/12/97   66.9  12.700         372.92
 SB64   661489716       33,500.00   07/01/97   06/01/17   240.00   07/01/97   89.9  12.050         370.03
 SB64   661490425       57,000.00   07/01/97   06/01/12   180.00   07/01/97   84.8  12.250         693.29
 SB64   661492082      111,600.00   07/01/97   06/01/17   240.00   07/01/97   89.9  13.050       1,311.46
        -------------------------                         ------           ------------------------------
               26    1,165,408.29                         208.66              77.3  11.783      12,589.90

                                                                 Page 22 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SBC65  680026135  MILLER ALEXANDER          404 BERKSHIRE CT               JOPPA                 MD  21085       15,000.00
 SBC65  680031556  VAN SLYKE DONALD          25 WARREN STREET               TULLY                 NY  13159       55,250.00
 SBC65  680032919  SORRENTINO SALVATORE L    218 OCEAN AVE                  AMITYVILLE            NY  11701       85,000.00
 SBC65  680036761  ZHUKOV EDWARD             2564 EAST 28TH STREET          BROOKLYN              NY  11235       25,000.00
 SBC65  680038486  GRIMES ANTHONY F          35 WEST HICKORY STREET         SPRING VALLEY         NY  10977      112,000.00
 SBC65  680038965  PLIEGO JOHN A JR          78 MAPLE ST                    MERIDEN               CT  06451       97,750.00
 SBC65  680040599  GARVIN AL H               10 MILLER AVE                  AMITYVILLE            NY  11701       88,000.00
 SBC65  680047859  AFFELDT WILLIAM R         RR 1 BOX 160                   GREAT BEND            PA  18821       20,000.00
 SBC65  680060290  ESCOBAR SIMONA M          12209 DALEWOOD DR              WHEATON               MD  20902       95,200.00
 SBC65  680065141  CARPENTER LAWRENCE        14591 224TH ST                 ROSEDALE              NY  11413      158,400.00
 SBC65  680066107  BELL MARION A             2022 CAMELOT DRIVE UNIT #9     CLEARWATER            FL  34623       40,000.00
 SBC65  680074440  DESIDERIO KAREN R         8704 ARROWHEAD DRIVE           BAYONET POINT         FL  34667       15,000.00
 SBC65  680079589  CHERISMO RICHARDSON       39 MIDDIE DRIVE                HUNTINGTON            NY  11743       87,500.00
 SBC65  680081320  DORMAN DAMION A           120 S MADISON ST               ALLENTOWN             PA  18102       72,000.00
 SBC65  680088580  FAUSER ERIC               71 BEVIN RD                    NORTHPORT             NY  11768       70,000.00
 SBC65  680093721  SMITH JANIE EVANS         920 ESTES DRIVE                ATLANTA               GA  30310       30,000.00
 SBC65  680096161  CROWLEY BRIAN             47 HILTON ST                   EAST ORANGE           NJ  07017      117,000.00
 SBC65  680097359  THOMPSON GREGORY L        301 PUTNAM ST                  SYRACUSE              NY  13204       31,500.00
 SBC65  680099884  DZIADUL STEVEN W          8255 QUAIL RD                  LARGO                 FL  33777       20,500.00
 SBC65  680099991  SARGENT ROBERT A          1315 W ROBSTON                 TAMPA                 FL  33604       60,000.00
 SBC65  680108099  GROSZ ARMIN               3401 PRAIRIE AVE               MIAMI BEACH           FL  33140      200,000.00
 SBC65  680108727  COSTA JOHN R              1378 WOODLEY TOWN ROAD         MAGNOLIA              DE  19962       92,700.00
 SBC65  680114733  BONILLA WILSON            63 N 5TH AVE                   LONG BRANCH           NJ  07740       75,000.00
 SBC65  680115995  FREITAG TINA M            7070 WHITE MOUNTAIN DR         COLORADO SPRINGS      CO  80915       21,000.00
 SBC65  680118809  DOW JOELLE C              114-45 197TH STREET            SAINT ALBANS          NY  11412       94,350.00
 SBC65  680120094  SHIPMAN BUFORD H          6106 EAST SHORE DRIVE          PENSACOLA             FL  32505       22,975.00
 SBC65  680128287  CHRISTO RICHARD G         153 LAKE SHORE DRIVE           MARLBOROUGH           MA  01752       18,000.00
 SBC65  680129038  HERRERA AYDEL             7031 -7033 SOUTHWEST 2ND S     MIAMI                 FL  33144       60,000.00
 SBC65  680130531  BALLARD DEMETRIUS L       756 FRANKLIN AVE               WILKINSBURG           PA  15221       14,000.00
 SBC65  680134525  SHAYA SAMIR E             180 TANYARD ROAD               RICHBORO              PA  18954       41,594.00
 SBC65  680136058  BONITZ PATRICIA A         RD 3 BOX 57 MAPLE DRIVE        DALTON                PA  18414       23,150.00
 SBC65  680138013  BLANKS ALLAN J SR         9807 SOUTHALL ROAD             RANDALLSTOWN          MD  21133       14,000.00
 SBC65  680139706  DAVIES JOHN               312 PARK AVENUE                CHALFONT              PA  18914       16,000.00
 SBC65  680145919  CRAIG LESTER              4670 AURANTIA ROAD             MIMS                  FL  32754       49,600.00
 SBC65  680148319  JOHNSON JEANETTE          19 COPIN DR                    FAIRFIELD             NJ  08332       57,800.00
 SBC65  680153707  SHEPARD JOE M             7005 LAKE FARM ROAD            FAYETTEVILLE          NC  28306       50,400.00
 SBC65  680154234  RAMIREZ LINDA             130-18 123RD STREET            WAKEFILED             NY  11420      221,000.00
 SBC65  680154275  BALLA KEVIN PAUL          5073 BRIDGE ROAD               COCOA                 FL  32927       52,000.00
 SBC65  680156106  SIGNORELLA JACQUELINE     567 SNOWDEN ROAD               UPPER DARBY           PA  19082       35,760.00
 SBC65  680157989  MCINTIRE J MARCUS         355 PLUMOSA DRIVE              LARGO                 FL  33771       27,000.00
 SBC65  680159423  STRONG ELIZABETH J        6626 MANGROVE DRIVE            WESLEY CHAPEL         FL  33544       35,200.00
 SBC65  680160157  COOK KATHY L              10 OWEN ROAD                   QUINCY                FL  32351       59,000.00
 SBC65  680161346  FERGUSON BETTY ANN        735 TENNESSEE DRIVE            LAKELAND              FL  33801       24,000.00
 SBC65  680170974  SMITH KIRK P              150 KAY ROAD                   TAYLORSVILLE          GA  30178       55,000.00
 SBC65  680173960  DELUCIA THOMAS W          13 MORRIS RD                   EAST HAVEN            CT  06513       36,100.00
 SBC65  680174398  KLESCICH JAMES M          54 ANKROM ROAD                 WASHINGTON            PA  15301       21,000.00
 SBC65  680176872  LOWE EVA M                3005 BANYAN WAY                PUNTA GORDA           FL  33950       70,000.00
 SBC65  680177490  BELL ROBIN M              515 FOREST DRIVE               CASSELBERRY           FL  32707       12,500.00
 SBC65  680180288  HOLLINGSWORT BRUCE A      3010 24TH AVENUE NORTH         ST PETERSBURG         FL  33713       12,800.00
 SBC65  680180841  NWAUWA NGOZI A            27 BECKER TERRACE              IRVINGTON             NJ  07111       38,000.00
 SBC65  680187374  CAMPBELL-KEL VERONICA VIC 2897 COURTLAND BOULEVARD       DELTONA               FL  32738       68,800.00
 SBC65  800122301  MILLER DONALD D           2088 HARPERS MILL              WILLIAMSBURG          VA  23183       48,794.00
 SBC65  800122350  HOLLINS BEATRICE          223-08 113TH AVENUE            QUEENS VILLAGE        NY  11429       40,000.00
 SBC65  800127912  WOOD THOMAS O             1081 CRANE STREET              SCHENECTADY           NY  12303       35,000.00
 SBC65  800141830  GOELMAN ESTHER            4529 ROYAL PALM AVE            MIAMI BEACH           FL  33140       68,000.00
 SBC65  800147613  GRIFFIN OTTO              3950 STARKS FERRY RD           SUMTER                SC  29154       18,750.00
 SBC65  800147985  KASNER FREDRIC            39 FAIRWAY DRIVE               PORT JEFFERSON        NY  11777      210,000.00
 SBC65  800148942  NIGRO LISA                711 SOUTHWEST 133 TERRACE      DAVIE                 FL  33325       64,750.00
 SBC65  800152969  STEWART ERIC F            732 N RESERVOIR ST             LANCASTER             PA  17602       58,000.00
 SBC65  800155277  LANDWEHR COREY            11 ROLLING HILL GREEN          STATEN ISLAND         NY  10312       20,000.00
 SBC65  800158206  YAMANITA KEN              21 WESTCHESTER COURT           MIDDLE ISLAND         NY  11953      106,165.00
 SBC65  800158966  VINCENT BRUCE DENNIS      34 EAST ETTWEIN STREET         BETHLEHEM             PA  18018       37,200.00
 SBC65  800159162  ROTHE JANE M              23 VAN CAR ROAD                NEW MILFORD           CT  06776       20,000.00
 SBC65  800161192  MORGAN ROBERT L           775 DOWNEY AVENUE              BRICK                 NJ  08723       43,500.00

                    Cut-off Date    First                                Original Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
------------------------------------------------------------------------------------------------------
 SBC65  680026135     14,773.72   12/01/96   11/01/11   173.00   06/01/97   79.0   9.900         160.27
 SBC65  680031556     55,250.00   12/26/96   11/26/11   173.85   05/26/97   85.0  12.200         576.83
 SBC65  680032919     84,249.97   01/04/97   12/04/11   174.12   06/04/97   36.1  10.990         965.57
 SBC65  680036761     24,761.48   01/16/97   12/16/11   174.51   06/16/97   59.3  11.100         285.72
 SBC65  680038486    111,598.22   02/08/97   01/08/12   175.27   06/08/97   80.0  13.000       1,417.07
 SBC65  680038965     97,599.10   12/01/96   11/01/26   353.00   06/01/97   85.0   9.850         847.01
 SBC65  680040599     87,264.47   12/22/96   11/22/11   173.72   05/22/97   80.0  13.250         990.68
 SBC65  680047859     20,000.00   01/16/97   12/16/11   174.51   06/16/97   32.7  10.150         177.74
 SBC65  680060290     94,284.57   01/10/97   12/10/11   174.31   06/10/97   80.0  10.750       1,067.14
 SBC65  680065141    158,400.00   02/08/97   01/08/12   175.27   06/08/97   80.0  13.500       1,814.33
 SBC65  680066107     39,487.11   01/02/97   12/02/11   174.05   06/02/97   52.6  10.000         429.84
 SBC65  680074440     14,831.20   01/17/97   12/17/11   174.54   06/17/97   84.9   9.900         160.27
 SBC65  680079589     87,500.00   02/21/97   01/21/12   175.69   06/21/97   70.0  10.300         787.34
 SBC65  680081320     71,798.60   02/08/97   01/08/12   175.27   06/08/97   90.0  11.250         699.31
 SBC65  680088580     69,410.33   03/03/97   02/03/12   176.12   06/03/97   79.8  12.750         760.69
 SBC65  680093721     29,919.26   03/03/97   02/03/17   236.12   06/03/97   56.6  10.600         301.53
 SBC65  680096161    116,894.17   02/10/97   01/10/12   175.33   06/10/97   90.0  12.550       1,253.23
 SBC65  680097359     31,486.64   03/05/97   02/05/12   176.19   06/05/97   70.0  10.750         294.05
 SBC65  680099884     20,304.19   03/01/97   02/01/12   176.00   07/01/97   84.1  12.750         256.01
 SBC65  680099991     59,614.99   03/01/97   02/01/12   176.00   06/01/97   78.9  12.250         729.78
 SBC65  680108099    200,000.00   03/24/97   02/24/27   356.81   05/24/97   57.1  11.100       1,919.77
 SBC65  680108727     92,700.00   04/06/97   03/06/12   177.14   05/06/97   90.0  10.650         858.38
 SBC65  680114733     74,888.01   05/03/97   04/03/12   178.06   06/03/97   88.2  11.500         742.72
 SBC65  680115995     20,860.10   03/28/97   02/28/12   176.94   06/28/97   83.5  13.000         265.70
 SBC65  680118809     94,350.00   05/01/97   04/01/27   358.00   06/01/97   85.0  10.500         863.06
 SBC65  680120094     22,861.22   04/05/97   03/05/07   117.11   06/05/97   86.9  11.400         321.71
 SBC65  680128287     17,973.51   05/18/97   04/18/12   178.55   06/18/97   79.5  13.750         236.70
 SBC65  680129038     59,799.14   04/07/97   03/07/12   177.17   06/07/97   50.9  10.250         537.66
 SBC65  680130531     13,927.31   03/24/97   02/24/12   176.81   06/24/97   80.0  13.250         179.44
 SBC65  680134525     41,594.50   05/23/97   04/23/12   178.72   06/23/97   80.9  10.990         395.80
 SBC65  680136058     23,150.00   05/28/97   04/28/17   238.88   05/28/97   84.7  11.050         239.74
 SBC65  680138013     13,984.38   05/14/97   04/14/12   178.42   06/14/97   79.8  14.250         168.66
 SBC65  680139706     15,947.16   05/16/97   04/16/12   178.49   06/16/97   84.9  11.990         191.92
 SBC65  680145919     49,600.00   05/01/97   04/01/12   178.00   06/01/97   80.0  12.500         611.33
 SBC65  680148319     57,800.00   04/13/97   03/13/12   177.37   06/13/97   85.0   9.050         467.15
 SBC65  680153707     50,400.00   04/24/97   03/24/12   177.73   05/24/97   79.5  11.990         604.56
 SBC65  680154234    220,807.05   05/01/97   04/01/12   178.00   06/01/97   85.0  12.000       2,273.23
 SBC65  680154275     52,000.00   05/01/97   04/01/12   178.00   06/01/97   74.2  11.850         619.08
 SBC65  680156106     35,746.85   04/27/97   03/27/27   357.83   06/27/97   80.0  11.000         340.55
 SBC65  680157989     27,000.00   05/23/97   04/23/12   178.72   06/23/97   77.4  13.990         359.39
 SBC65  680159423     35,092.55   05/15/97   04/15/12   178.45   06/15/97   80.0  12.800         440.74
 SBC65  680160157     59,000.00   05/01/97   04/01/17   238.00   06/01/97   89.3  12.900         687.03
 SBC65  680161346     23,987.10   05/16/97   04/16/17   238.49   06/16/97   75.0  10.300         236.40
 SBC65  680170974     54,852.00   05/18/97   04/18/12   178.55   06/18/97   84.6  12.900         692.27
 SBC65  680173960     36,100.00   05/09/97   04/09/12   178.26   06/09/97   79.7  13.990         480.52
 SBC65  680174398     20,972.34   05/28/97   04/28/12   178.88   06/28/97   57.4  11.500         245.32
 SBC65  680176872     70,000.00   05/21/97   04/21/12   178.65   05/21/97   71.4   9.990         613.78
 SBC65  680177490     12,500.00   06/01/97   05/01/12   179.00   06/01/97   83.0  12.750         156.10
 SBC65  680180288     12,686.77   05/23/97   04/23/12   178.72   06/23/97   84.9  13.000         161.95
 SBC65  680180841     37,973.56   05/22/97   04/22/12   178.68   06/22/97   70.3  11.000         361.88
 SBC65  680187374     68,800.00   06/01/97   05/01/12   179.00   06/01/97   80.0  13.750         801.60
 SBC65  800122301     48,794.00   04/24/97   03/24/12   177.73   06/24/97   70.0  11.500         483.20
 SBC65  800122350     40,000.00   06/25/97   05/25/12   179.77   06/25/97   32.1   9.750         423.75
 SBC65  800127912     35,000.00   06/05/97   05/05/27   359.11   06/05/97   48.9  10.750         326.72
 SBC65  800141830     68,000.00   06/14/97   05/14/12   179.41   06/14/97   56.9  12.150         707.32
 SBC65  800147613     18,750.00   05/09/97   04/09/12   178.26   05/09/97   75.0  13.100         238.47
 SBC65  800147985    210,000.00   06/09/97   05/09/12   179.24   06/09/97   68.4  13.050       2,331.23
 SBC65  800148942     64,750.00   06/19/97   05/19/17   239.57   06/19/97   83.8  11.050         670.55
 SBC65  800152969     58,000.00   06/05/97   05/05/17   239.11   06/05/97   72.0  12.800         671.27
 SBC65  800155277     20,000.00   06/05/97   05/05/12   179.11   06/05/97   65.0  11.000         227.32
 SBC65  800158206    106,165.00   06/01/97   05/01/12   179.00   06/01/97   85.0  12.950       1,170.25
 SBC65  800158966     37,200.00   06/13/97   05/13/17   239.38   06/13/97   75.3  11.550         397.99
 SBC65  800159162     20,000.00   06/12/97   05/12/12   179.34   06/12/97   34.3  10.900         188.95
 SBC65  800161192     43,500.00   06/01/97   05/01/17   239.00   06/01/97   79.9  14.150         545.68

                                                                 Page 23 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SBC65  800161739  MURRAY RUPERT R           313 BEACH 42ND ST              FAR ROCKAWAY          NY  11691      103,500.00
 SBC65  800162208  TRUHE JOSEPH V            11720 GRANDVIEW AVENUE         WHEATON               MD  20902       71,000.00
 SBC65  800164121  SCOTT EDWARD E            102 TAYLOR STREET              PETROLIA              PA  16050       23,400.00
 SBC65  800164949  SHRADER KRISTA L          10435 TILLMAN ROAD             CLARENCE              NY  14031       30,000.00
 SBC65  800165334  GHOLAR CHRISTELL          8551 SOUTHWEST 22ND STREET     FORT LAUDERDALE       FL  33324       27,600.00
 SBC65  800165755  CARRINGTON KENMORE        193 NEW YORK AVENUE            WESTBURY              NY  11590      100,000.00
 SBC65  800166084  BENDER JAMES R            834 WASHINGTON STREET # 6      HOBOKEN               NJ  07030       75,000.00
 SBC65  800166621  HEMINGWAY GERTRUDE        4 KELLOGG STREET               NORWALK               CT  06850       93,500.00
 SBC65  800168510  GRUBB RICHARD             14809 BRIDGEWATER LANE         CHARLOTTE             NC  28227       24,860.00
 SBC65  800168619  WELCH RONALD A            845 FOREST OAK DRIVE           LAWRENCEVILLE         GA  30244       25,000.00
 SBC65  800172306  GREGORIO JOHN             47 REDMONT ROAD                WATCHUNG              NJ  07060       67,350.00
 SBC65  800172553  KIRK MICHAEL              542 BIRCH HOLLOW DRIVE         SHIRLEY               NY  11967       89,600.00
 SBC65  800173023  WEINLEIN BARBARA A        175 GREEN VALLEY ROAD          UNIONVILLE            PA  19375       39,000.00
 SBC65  800173726  STARNES CYNTHIA M.        173 LC STARNES LANE            TAYLORSVILLE          NC  28681       57,600.00
 SBC65  800173759  THOMAS WILLIAM M.         3500 GLENRAVEN DRIVE           RALEIGH               NC  27604       74,600.00
 SBC65  800173874  WECHT BONNIE              51 GLEN COURT                  POMPTON LAKES         NJ  07442       49,100.00
 SBC65  800174377  WARD RICHARD L            734 MAIN STREET                WELLSVILLE            OH  43968       28,800.00
 SBC65  800176018  SMITH ALVIN               9820 AVENUE M                  BROOKLYN              NY  11236       32,250.00
 SBC65  800177321  FONTAINE VALERIE K        3016 BEARSKIN ROAD             CHATHAM               VA  24531       80,750.00
 SBC65  800177925  SHAH ANIL                 304 GRANDE RIVER BOULEVARD     TOMS RIVER            NJ  08753       54,000.00
 SBC65  800178592  VIRGIL KEITH              5 SPORTSMAN AVENUE             FREEPORT              NY  11520       28,950.00
 SBC65  800178659  FELTON WILLIAM SCOTT      1634 58TH STREET SOUTH         TAMPA                 FL  33619       19,760.00
 SBC65  800179004  WIGGINS HILDAGARD         1372 UNION ST                  BROOKLYN              NY  11213      248,000.00
 SBC65  800179269  BRYAN LISA D              5376 DUNTEACHIN DRIVE          ELLICOTT CITY         MD  21043       26,900.00
 SBC65  800179624  BROCK JOHN                RT 1 BOX 1295                  COTTAGEVILLE          SC  29435       34,000.00
 SBC65  800179681  HILL WANDA A              211 EAST WOOD STREET           NORRISTOWN            PA  19401       46,400.00
 SBC65  800179814  LANDIS DAVID H            149 CYPRESS DRIVE              QUAKERTOWN            PA  18951       15,500.00
 SBC65  800180457  BERRIOS JAMES             4251 DRISTOL AVENUE            SPRING HILL           FL  34609       64,000.00
 SBC65  800180572  AYOUB YALDA               10 ETHEL COURT                 WHEATLEY HEIGHTS      NY  11798      150,000.00
 SBC65  800181539  TURNER NORMAN JOHN        915 EAST 10TH STREET           STUART                FL  34994       51,900.00
 SBC65  800182222  LEHMAN ROBERT A           1940 KESWICK PLACE DRIVE       LAWRENCEVILLE         GA  30243       60,000.00
 SBC65  800184459  WILLIAMS LUELLA           3427 14TH AVENUE SOUTH         ST. PETERSBURG        FL  33711       13,627.00
 SBC65  800184996  SMALL LARRY E             2954 W WAGONER ROAD            PHOENIX               AZ  85023       71,000.00
 SBC65  800185738  MOORER EDWARD             1467 ESSEX DRIVE               ORANGEBURG            SC  29118       17,655.00
 SBC65  800185761  WEIS MARTIN A             530 VALLEY GREEN DRIVE         ATLANTA               GA  30342       21,100.00
 SBC65  800185886  SIEBER KELLY              6211 SKYLINE COURT             SPRING HILL           FL  34606       50,400.00
 SBC65  800188120  OGONOWSKI JOHN            125 N DECKER ST                BALTIMORE             MD  21224       42,250.00
 SBC65  800188187  KLINE JAMES G             2776 ANNA COURT                GREENCASTLE           PA  17225       62,100.00
 SBC65  800188435  BELK TIMOTHY JAMES        3503 SECREST SHORTCUT ROAD     MONROE                NC  28110       45,700.00
 SBC65  800189722  PARK BYUNG                1420 PULASKI ROAD              EAST NORTHPORT        NY  11731       70,000.00
 SBC65  800190951  BRITTON SHERRI J          6330 BANDURA AVENUE            NEW PORT RICHEY       FL  34653       32,725.00
 SBC65  800191066  FOWKES WILLIAM J          11 5TH STREET                  EAST HAMPTON          NY  11937       40,000.00
 SBC65  800191223  SMELTZ CHARLES H          1050 FISHING CREEK VALLEY      HARRISBURG            PA  17112       15,000.00
 SBC65  800192981  MAKULA CARL A JR          43-19 61ST ST                  WOODSIDE              NY  11377       59,000.00
 SBC65  800193096  MARINO DOMENICK           28 STARR AVE                   STATEN ISLAND         NY  10310      100,000.00
 SBC65  800193492  BALISVIANO PHILIP E JR    21 BARTHOLOMEW AVE             ANSONIA               CT  06401       42,488.00
 SBC65  800193583  MALDANADO HECTOR          364 WASHINGTON AVENUE          BROOKLYN              NY  11212      231,600.00
 SBC65  800193815  PSIHOGIOS BONITA RUTH     6006 CECELIA DRIVE             NEW PORT RICHEY       FL  34653       44,800.00
 SBC65  800194169  ERATO VINCENT             890 BAILIE BEACH RD            MATTITUCK             NY  11952       68,000.00
 SBC65  800195638  FORAYTER RICK             2313 GRANT STREET              VANCOUVER             WA  98660       60,898.00
 SBC65  800195869  WILLIAMS STEVEN J         1735 OAKES BOULEVARD           NAPLES                FL  34119       37,700.00
 SBC65  800196560  D'ANGELO ANTHONY R        49 OCEANIC AVE                 STATEN ISLAND         NY  10312       18,600.00
 SBC65  800196719  ROSSOMANDO STEVEN M       185 WELLBROOK AVENUE           STATEN ISLAND         NY  10314       15,000.00
 SBC65  800196867  LINDSAY GEORGE C          299 EVENING STAR DRIVE         NAUGATUCK             CT  06770       25,000.00
 SBC65  800197279  REGESTER SANDRA W         266 EAST 52ND ST               BROOKLYN              NY  11203       82,000.00
 SBC65  800197360  GILES DANIEL W            1921 EBENEZER ROAD             CONYERS               GA  30207       34,500.00
 SBC65  800197469  SETTLE MICHELLE           261-63 WEST IVY STREET         NEW HAVEN             CT  06511       40,000.00
 SBC65  800197980  SMITH JEFF                133 WEST HUDSON STREET         LONG BEACH            NY  11561      139,500.00
 SBC65  800198392  SMITH BERNICE A           61 E. MARSHALL ST              HEMPSTEAD             NY  11550      104,000.00
 SBC65  800198780  DENNIS MELVIN L           9703 NW 15TH AVENUE            VANCOUVER             WA  98665       22,500.00
 SBC65  800199002  HARVARD GEORGE W.         5093 MEADOWLARK LANE           TALLAHASSEE           FL  32303       26,250.00
 SBC65  800199051  ROBINSON HENRY J          3981 NEPTUNE DRIVE SOUTHEA     ST PETERSBURG         FL  33705       26,250.00
 SBC65  800199341  JAIKARAN DYANAN           411 SOUTH 5TH AVENUE           MOUNT VERNON          NY  10550      114,750.00
 SBC65  800199481  WINAND JACK H SR          3320 BONNIE DRIVE              ELLENTON              FL  34222       24,800.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 SBC65  800161739     103,500.00   06/19/97   05/19/12   179.57   06/19/97   90.0   9.900       1,105.89
 SBC65  800162208      71,000.00   05/14/97   04/14/12   178.42   05/14/97   84.8  12.650         766.03
 SBC65  800164121      23,400.00   06/27/97   05/27/27   359.84   06/27/97   90.0  11.550         232.62
 SBC65  800164949      30,000.00   06/27/97   05/27/12   179.84   06/27/97   85.0  10.400         272.18
 SBC65  800165334      27,600.00   06/01/97   05/01/12   179.00   06/01/97   74.8  12.900         347.39
 SBC65  800165755     100,000.00   06/01/97   05/01/12   179.00   06/01/97   80.0  14.450       1,220.58
 SBC65  800166084      75,000.00   06/01/97   05/01/12   179.00   06/01/97   60.0  10.050         660.95
 SBC65  800166621      93,462.73   06/01/97   05/01/27   359.00   07/01/97   85.0  12.500         997.89
 SBC65  800168510      24,860.00   05/22/97   04/22/12   178.68   06/22/97   89.9  12.950         313.73
 SBC65  800168619      25,000.00   06/09/97   05/09/12   179.24   06/09/97   76.6  12.500         308.14
 SBC65  800172306      67,350.00   05/25/97   04/25/12   178.78   05/25/97   85.0  14.350         816.70
 SBC65  800172553      89,600.00   06/16/97   05/16/12   179.47   06/16/97   80.0  11.950         918.19
 SBC65  800173023      39,000.00   06/21/97   05/21/12   179.64   06/21/97   84.5  11.990         467.81
 SBC65  800173726      57,600.00   06/28/97   05/28/17   239.87   06/28/97   90.0  12.550         656.45
 SBC65  800173759      74,600.00   06/28/97   05/28/07   119.87   06/28/97   74.6  11.950       1,068.14
 SBC65  800173874      49,100.00   05/21/97   04/21/12   178.65   05/21/97   79.7  12.450         522.12
 SBC65  800174377      28,800.00   07/01/97   06/01/12   180.00   07/01/97   80.0  11.900         343.80
 SBC65  800176018      32,250.00   06/28/97   05/28/12   179.87   06/28/97   90.0  11.650         379.82
 SBC65  800177321      80,750.00   06/05/97   05/05/17   239.11   06/05/97   85.0  10.550         808.91
 SBC65  800177925      54,000.00   06/02/97   05/02/12   179.01   06/02/97   84.7  14.350         654.82
 SBC65  800178592      28,950.00   06/16/97   05/16/12   179.47   06/16/97   83.9  12.850         316.85
 SBC65  800178659      19,760.00   07/01/97   06/01/07   120.00   07/01/97   85.8  12.750         292.13
 SBC65  800179004     248,000.00   06/14/97   05/14/12   179.41   06/14/97   85.5  14.700       3,076.41
 SBC65  800179269      26,900.00   06/01/97   05/01/12   179.00   06/01/97   89.9  12.050         277.73
 SBC65  800179624      34,000.00   07/01/97   06/01/12   180.00   07/01/97   68.0  11.250         391.80
 SBC65  800179681      46,400.00   06/09/97   05/09/12   179.24   06/09/97   80.0  13.050         588.60
 SBC65  800179814      15,495.22   05/18/97   04/18/12   178.55   06/18/97   80.9  12.600         192.05
 SBC65  800180457      64,000.00   07/01/97   06/01/27   360.00   07/01/97   80.0  10.550         587.83
 SBC65  800180572     150,000.00   06/16/97   05/16/12   179.47   06/16/97   73.1  11.250       1,456.89
 SBC65  800181539      51,900.00   07/01/97   06/01/07   120.00   07/01/97   75.2  10.300         694.51
 SBC65  800182222      59,370.28   05/25/97   04/25/12   178.78   06/25/97   50.8  13.200         673.11
 SBC65  800184459      13,627.00   06/06/97   05/06/12   179.15   06/06/97   80.9  11.350         157.89
 SBC65  800184996      71,000.00   06/23/97   05/23/17   239.70   06/23/97   74.7  10.900         728.03
 SBC65  800185738      17,655.00   06/07/97   05/07/07   119.18   06/07/97   84.5  11.300         246.21
 SBC65  800185761      21,100.00   06/06/97   05/06/12   179.15   06/06/97   34.5  13.500         273.95
 SBC65  800185886      50,400.00   05/25/97   04/25/12   178.78   05/25/97   80.0  11.250         489.52
 SBC65  800188120      42,250.00   06/01/97   05/01/12   179.00   06/01/97   69.9  11.750         426.48
 SBC65  800188187      62,100.00   06/21/97   05/21/17   239.64   06/21/97   90.0  12.550         707.73
 SBC65  800188435      45,700.00   06/27/97   05/27/12   179.84   06/27/97   67.2  11.050         520.86
 SBC65  800189722      70,000.00   06/14/97   05/14/17   239.41   06/14/97   84.8  10.650         705.93
 SBC65  800190951      32,725.00   06/20/97   05/20/27   359.61   06/20/97   79.8  11.750         330.33
 SBC65  800191066      40,000.00   06/14/97   05/14/12   179.41   06/14/97   80.0  12.250         419.16
 SBC65  800191223      15,000.00   06/05/97   05/05/07   119.11   06/05/97   88.4  11.700         212.61
 SBC65  800192981      59,000.00   06/23/97   05/23/12   179.70   06/23/97   89.9   9.900         630.41
 SBC65  800193096     100,000.00   07/01/97   06/01/17   240.00   07/01/97   45.2  11.750       1,083.71
 SBC65  800193492      42,488.00   06/07/97   05/07/12   179.18   06/07/97   90.0  13.250         544.59
 SBC65  800193583     231,600.00   06/09/97   05/09/12   179.24   06/09/97   84.2  13.450       2,643.67
 SBC65  800193815      44,800.00   06/20/97   05/20/12   179.61   06/20/97   80.0  13.350         507.86
 SBC65  800194169      68,000.00   07/01/97   06/01/12   180.00   07/01/97   62.8  11.000         772.89
 SBC65  800195638      60,898.00   06/13/97   05/13/27   359.38   06/13/97   58.5  10.900         575.35
 SBC65  800195869      37,582.99   06/09/97   05/09/12   179.24   07/09/97   90.0  12.300         396.51
 SBC65  800196560      18,600.00   06/16/97   05/16/12   179.47   06/16/97   90.0  12.050         223.83
 SBC65  800196719      15,000.00   06/13/97   05/13/12   179.38   06/13/97   85.5  11.800         178.10
 SBC65  800196867      25,000.00   06/23/97   05/23/12   179.70   06/23/97   89.2  13.250         320.43
 SBC65  800197279      82,000.00   06/05/97   05/05/12   179.11   06/05/97   50.0  12.950         903.88
 SBC65  800197360      34,500.00   06/12/97   05/12/12   179.34   06/12/97   84.4  13.750         401.96
 SBC65  800197469      40,000.00   06/21/97   05/21/12   179.64   06/21/97   74.0  13.600         461.31
 SBC65  800197980     139,500.00   06/21/97   05/21/12   179.64   06/21/97   90.0  11.800       1,413.47
 SBC65  800198392     104,000.00   06/01/97   05/01/12   179.00   06/01/97   80.0  12.200       1,085.79
 SBC65  800198780      22,500.00   07/01/97   06/01/12   180.00   07/01/97   80.9  11.500         262.84
 SBC65  800199002      26,250.00   06/12/97   05/12/12   179.34   06/12/97   75.0  13.500         340.81
 SBC65  800199051      26,250.00   06/16/97   05/16/27   359.47   06/16/97   70.0  10.150         233.28
 SBC65  800199341     114,750.00   06/02/97   05/02/12   179.01   06/02/97   85.0  13.200       1,287.33
 SBC65  800199481      24,794.63   05/28/97   04/28/12   178.88   05/28/97   80.0  11.150         284.22

                                                                 Page 24 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 SBC65  800199614  SCOTT TIMOTHY J           22311 NE 352ND STREET          YACOLT                WA  98675       63,000.00
 SBC65  800199887  MEEK MICHAEL              4130 AUDREY AVE                BALTIMORE             MD  21225       69,300.00
 SBC65  800200305  DEGREAFFENRE WYONA L      4975 MRS WHITES LANE           MEBANE                NC  27302       25,000.00
 SBC65  800200388  HARRISON BARBARA A        306 GLENVIEW PKWY              SYRACUSE              NY  13219       55,000.00
 SBC65  800201527  ANDERSON NORMAN           815 N CHESTER ST               BALTIMORE             MD  21205       28,700.00
 SBC65  800203168  HALPERN HOWARD P          12492 WINDTREE BOULEVARD       SEMINOLE              FL  33772       76,700.00
 SBC65  800203358  SMITH JOSEPH E            5150 HUNT ROAD                 ADRIAN                MI  49221      146,200.00
 SBC65  800203457  BASKOFF WALTER L          631 DOLPHIN ROAD               WINTER SPRINGS        FL  32708       27,000.00
 SBC65  800203838  SNARR RICHARD             508 LINCOLN AVENUE             LEHIGH ACRES          FL  33972       71,350.00
 SBC65  800203952  WALLER WILLIAM T          2170 DEBUTANTE AVENUE          JACKSONVILLE          FL  32246       24,500.00
 SBC65  800204216  ALIRKAN SABAN             466 EAST 7TH STREET            BROOKLYN              NY  11218       69,100.00
 SBC65  800204349  DOMRONGCHAI VICHIEN       10309 BOCA SPRING DRIVE        BOCA RATON            FL  33428       29,766.00
 SBC65  800205544  LAMBERT JAMES             1576 CARRIE WAY                WEST PALM BEACH       FL  33417       24,000.00
 SBC65  800206419  DIETLE DONALD J           76 KONDRACKI LANE              WALLINGFORD           CT  06492       20,000.00
 SBC65  800206633  ZAPATA JUAN H             4115 SE 72ND AVENUE            PORTLAND              OR  97206       28,389.00
 SBC65  800208852  CORN DOMENICA             50 BILTMORE DRIVE              MASTIC BEACH          NY  11950      100,000.00
 SBC65  800209801  SHORTELL BRIAN M          27 HUNTERS LANE                ANSONIA               CT  06401       25,000.00
 SBC65  800209819  GELBER JOSEPH             42 CALEB BREWSTER ROAD         EAST SETAUKET         NY  11733      318,750.00
 SBC65  800209835  OGONOWSKI JOHN S          111 NORTH STREEPER STREET      BALTIMORE             MD  21224       42,000.00
 SBC65  800209843  MCKENZIE LEONIE           65 SALTONSTALL AVENUE          NEW HAVEN             CT  06513       44,500.00
 SBC65  800210023  WALKER DON W              5503 17TH AVENUE NE            OLYMPIA               WA  98516       59,800.00
 SBC65  800210528  TOWERY ROBIN KEITH        318 LAKE GROVES ROAD NE        LAKE PLACID           FL  33852       63,000.00
 SBC65  800210544  HORNE DEBRA               637 NORTH 65TH STREET          PHILADELPHIA          PA  19151       40,800.00
 SBC65  800210627  CRISWELL MARTIN           1704 MONTIER STREET            PITTSBURGH            PA  15221       42,300.00
 SBC65  800210890  FINNAN LINDA A            3032 FAIRVIEW ROAD             SPRING HILL           FL  34609       31,500.00
 SBC65  800212086  BATTLES HOWARD A          6726 SE TOLMAN COURT           PORTLAND              OR  97206       37,900.00
 SBC65  800213084  HUDSON RONALD             150 TENNESSE AVENUE            WASHINGTON            DC  20011       46,000.00
 SBC65  800213274  HUMLICEK TIMOTHY H.       1506 EDNA AVENUE NORTHWEST     LARGO                 FL  34644       18,740.00
 SBC65  800216228  BOURDEAU ROGER E          555 GLEN OAK STREET NORTH      ST PETERSBURG         FL  33703       35,650.00
 SBC65  800216368  WHITFIELD PHILIP LARRY    4144 COLE ROAD                 VILLA RICA            GA  30180       45,000.00
 SBC65  800217093  MARTIN BUFFY G.           6325 TRIPP PLACE               CHARLOTTE             NC  28277       35,300.00
 SBC65  800217606  OYER ALLAN                11172 111TH PLACE              LARGO                 FL  33778       25,000.00
 SBC65  800219230  TRENT SANDRA B            114-69 197TH STREET            ST ALBANS             NY  11412      117,000.00
 SBC65  800222580  HONG BENJAMIN             10565 SUGAR CREST AVENUE       DULUTH                GA  30155       34,800.00
 SBC65  800226003  BOYD THOMAS               3402 STEELE AVENUE             BRISTOL               PA  19007       61,500.00
        -------------------------------------                                                               ----------------
              163  Sale Total                                                                                  9,358,046.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 SBC65  800199614       63,000.00   07/01/97   06/01/17   240.00   07/01/97   65.1  10.550         631.10
 SBC65  800199887       69,300.00   06/27/97   05/27/12   179.84   06/27/97   90.0  11.750         699.52
 SBC65  800200305       25,000.00   06/27/97   05/27/07   119.84   06/27/97   74.6  11.400         350.06
 SBC65  800200388       55,000.00   06/22/97   05/22/12   179.67   06/22/97   66.6   9.400         458.46
 SBC65  800201527       28,700.00   06/19/97   05/19/12   179.57   06/19/97   70.0  11.250         278.75
 SBC65  800203168       76,700.00   06/27/97   05/27/17   239.84   06/27/97   69.7  11.250         804.78
 SBC65  800203358      146,200.00   06/27/97   05/27/27   359.84   06/27/97   89.9  11.550       1,453.39
 SBC65  800203457       27,000.00   07/01/97   06/01/12   180.00   07/01/97   66.4  10.650         300.97
 SBC65  800203838       71,350.00   07/01/97   06/01/07   120.00   07/01/97   79.2  10.050         944.87
 SBC65  800203952       24,500.00   06/23/97   05/23/07   119.70   06/23/97   70.0  10.900         336.10
 SBC65  800204216       69,100.00   06/19/97   05/19/17   239.57   06/19/97   84.9  12.500         785.07
 SBC65  800204349       29,766.00   06/28/97   05/28/07   119.87   06/28/97   84.3  12.500         435.70
 SBC65  800205544       24,000.00   06/19/97   05/19/12   179.57   06/19/97   80.0  13.050         304.45
 SBC65  800206419       20,000.00   06/21/97   05/21/17   239.64   06/21/97   89.8  11.750         216.74
 SBC65  800206633       28,389.00   06/28/97   05/28/17   239.87   06/28/97   76.3  11.150         295.93
 SBC65  800208852      100,000.00   06/20/97   05/20/27   359.61   06/20/97   80.0  12.700       1,082.80
 SBC65  800209801       25,000.00   06/27/97   05/27/17   239.84   06/27/97   83.4  15.600         340.33
 SBC65  800209819      318,750.00   06/16/97   05/16/27   359.47   06/16/97   85.0  12.000       3,278.70
 SBC65  800209835       42,000.00   06/27/97   05/27/12   179.84   06/27/97   75.0  11.500         415.92
 SBC65  800209843       44,500.00   06/21/97   05/21/12   179.64   06/21/97   68.4  11.500         440.68
 SBC65  800210023       59,800.00   07/01/97   06/01/12   180.00   07/01/97   86.8  11.800         710.02
 SBC65  800210528       63,000.00   07/01/97   06/01/12   180.00   07/01/97   90.0  11.300         727.97
 SBC65  800210544       40,800.00   06/16/97   05/16/27   359.47   06/16/97   85.0  12.400         432.28
 SBC65  800210627       42,300.00   06/20/97   05/20/12   179.61   06/20/97   90.0  11.300         488.78
 SBC65  800210890       31,500.00   06/27/97   05/27/12   179.84   06/27/97   89.9  11.850         320.38
 SBC65  800212086       37,900.00   06/28/97   05/28/17   239.87   06/28/97   69.4  10.300         373.31
 SBC65  800213084       46,000.00   06/19/97   05/19/12   179.57   06/19/97   84.9  14.750         635.96
 SBC65  800213274       18,740.00   06/20/97   05/20/12   179.61   06/20/97   84.9  12.500         230.97
 SBC65  800216228       35,650.00   07/01/97   06/01/12   180.00   07/01/97   89.4  11.400         414.20
 SBC65  800216368       45,000.00   07/01/97   06/01/12   180.00   07/01/97   80.7  12.500         554.63
 SBC65  800217093       35,300.00   06/28/97   05/28/12   179.87   06/28/97   79.9  10.250         384.75
 SBC65  800217606       25,000.00   06/27/97   05/27/17   239.84   06/27/97   85.0  11.550         267.47
 SBC65  800219230      116,096.17   06/28/97   05/28/12   179.87   07/28/97   78.0   9.650         996.63
 SBC65  800222580       34,800.00   07/01/97   06/01/12   180.00   07/01/97   84.9  12.750         434.60
 SBC65  800226003       61,500.00   07/01/97   06/01/27   360.00   07/01/97   71.0  12.250         644.46
        -------------------------                         ------             --------------------------
              163    9,349,300.59                         211.07              77.8  11.953     102,082.99

                                                                 Page 25 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
SBCL17  661417212  HALL JAMES C              1891 RIDGE ROAD                WEBSTER               NY  14580      191,750.00
SBCL17  661419317  RICHARDSON GARY E         5 NEWTON STREET                SOUTH GLENS FALLS     NY  12803      160,000.00
SBCL17  661433169  SPERANZA JEAN             4665-4667 & 4669-4671 LAKE     ROCHESTER             NY  14612      175,000.00
SBCL17  661437715  BHAGWANSINGH NEIL         954 3RD AVE                    BROOKLYN              NY  11215       98,000.00
SBCL17  661437806  FONG ROBERTO              13 JACKSON STREET              PASSAIC               NJ  07055       87,750.00
SBCL17  661442251  BACHMEIER JOHN D          1647 SUMMERFIELD STREET        RIDGEWOOD             NY  11385      100,000.00
SBCL17  661443903  BOARDWARK RE ALTY INC     442-444 FARMINGTON AVE         HARTFORD              CT  06101      205,000.00
SBCL17  661444562  OLIVER CARL               2/10 DECATUR STREET            BROOKLYN              NY  11216      287,000.00
SBCL17  661453589  MAZAN INC(M ABEDI-GUAR    152 TAPSCOTT STREET            BROOKLYN              NY  11212      285,000.00
SBCL17  661459024  PARZYGNAT ED              5833 W. IRVING PARK ROAD       CHICAGO               IL  60634      106,400.00
SBCL17  661459115  POWELL OWEN               1830 NOSTRAND AVENUE           BROOKLYN              NY  11226      165,000.00
SBCL17  661470807  ROBINSON JAMES            4955 W AUGUSTA AVE             CHICAGO               IL  60651       79,200.00
SBCL17  661472829  J R                       20-22,24-26,25-27 GILLETT      HARTFORD              CT  06101      350,000.00
SBCL17  661475087  J R                       334-344 FARMINGTON AVE         HARTFORD              CT  06101      590,000.00
SBCL17  661475095  J R                       17-19 FREDERICK STREET         HARTFORD              CT  06101      385,000.00
SBCL17  661479741  JACKSON RUFUS             4101-03 W GLADYS               CHICAGO               IL  60624      130,000.00
        -------------------------------------                                                               ----------------
               16  Sale Total                                                                                  3,395,100.00
            1,089  Total with Superior Bank                                                                   58,192,812.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
SBCL17  661417212      191,195.06   04/01/97   03/01/22   297.00   06/01/97   65.0  11.600       1,963.12
SBCL17  661419317      159,313.08   04/01/97   03/01/12   177.00   06/01/97   63.0  12.300       1,720.73
SBCL17  661433169      175,000.00   06/01/97   05/01/12   179.00   06/01/97   68.6  11.600       2,055.47
SBCL17  661437715       98,000.00   06/01/97   05/01/12   179.00   06/01/97   70.0  12.300       1,195.15
SBCL17  661437806       87,750.00   06/01/97   05/01/27   359.00   06/01/97   65.0  11.850         892.49
SBCL17  661442251       99,942.88   05/01/97   04/01/22   298.00   06/01/97   64.5  11.600       1,023.79
SBCL17  661443903      204,890.69   05/01/97   04/01/12   178.00   06/01/97   56.9  11.990       2,157.60
SBCL17  661444562      285,743.56   05/01/97   04/01/12   178.00   07/01/97   70.0  11.100       3,280.08
SBCL17  661453589      284,401.91   05/01/97   04/01/12   178.00   06/01/97   60.0  11.500       3,329.34
SBCL17  661459024      106,199.27   05/01/97   04/01/17   238.00   07/01/97   70.0  12.550       1,212.61
SBCL17  661459115      165,000.00   06/01/97   05/01/12   179.00   06/01/97   50.7  13.700       2,164.22
SBCL17  661470807       79,200.00   06/01/97   05/01/12   179.00   06/01/97   66.0  11.100         905.16
SBCL17  661472829      350,000.00   06/01/97   05/01/12   179.00   06/01/97   43.9  11.600       4,110.94
SBCL17  661475087      590,000.00   06/01/97   05/01/12   179.00   06/01/97   63.9  11.600       6,929.88
SBCL17  661475095      385,000.00   06/01/97   05/01/12   179.00   06/01/97   63.5  11.600       4,522.04
SBCL17  661479741      130,000.00   07/01/97   06/01/12   180.00   07/01/97   65.0  11.100       1,485.75
        -------------------------                         ------             --------------------------
               16    3,391,636.45                         195.38              61.7  11.734      38,948.37
            1,089   57,737,897.43                         209.00              76.2  11.954     638,185.43

                                                                 Page 26 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 BS29   661342337  CASTILLO CHARLENE F       1532 N PLAZA DE LIRIOS         TUCSON                AZ  85745       66,722.00
 BS29   661375998  SMALL SAMUEL C            351 SHELLEY AVE                SHELLEY               ID  83274       56,383.00
 BS29   661421123  ROGERS MICHAEL E          978 SOUTH 1635 WEST            OREM                  UT  84058       26,100.00
 BS29   661422121  GASTONI ALFRED M          3879,3883,3885,3887 DRY LA     AUBURN                CA  95602       43,840.00
 BS29   661422246  KIM CHUNG S               3221 REDGLEN COURT             SAN JOSE              CA  95135       77,500.00
 BS29   661422519  BEY ARTHUR L              3414 E. MARDAN DRIVE           LONG GROVE            IL  60047      113,500.00
 BS29   661422576  WINGLER DAWN M            41946 ADELBERT STREET          ELYRIA                OH  44035       39,900.00
 BS29   661423962  PITNEY MICHAEL J          32246 EAST RUTHERFORD STRE     CARNATION             WA  98014       16,900.00
 BS29   661427294  WRIGHT JASON E            1309 OAK KNOLL COURT           NEWBERG               OR  97132       37,000.00
 BS29   661428862  BERRY ANDREA J            7425 LANGLEY                   CHICAGO               IL  60619       64,400.00
 BS29   661429399  WOOD CHAD K               224 NORTH 100 EAST             CIRCLEVILLE           UT  84723       64,000.00
 BS29   661429613  TIPTON JOHN W             11415 SE 88TH PLACE            NEWCASTLE             WA  98056       18,100.00
 BS29   661429704  HUGHES HOWARD D           14504 BLACKSTONE AVE.          DOLTON                IL  60419       18,200.00
 BS29   661430157  MARTINEZ BARBARA J        510 MOFFAT STREET              PUEBLO                CO  81001       33,000.00
 BS29   661431668  JOHNSON GARY LOWELL       828 SOUTH STEWART DRIVE        KANAB                 UT  84741       37,769.00
 BS29   661436246  MORROW ALAN L             9730 132ND AVENUE NORTHEAS     KIRKLAND              WA  98033       48,400.00
 BS29   661436345  LEDDY PAUL A              2832 WEST 43RD AVENUE          DENVER                CO  80211       30,000.00
 BS29   661436758  MERRILL STEPHEN           219 VALLEY VIEW DRIVE          GARDEN CITY           UT  84028       62,000.00
 BS29   661436832  ZELLER MARVIN LEE         1322 EAST 68TH STREET          TACOMA                WA  98404       56,800.00
 BS29   661436980  AMRO YOUSIF M             2 S. 169 HUNTINGTON PLACE      GLEN ELLYN            IL  60137      162,300.00
 BS29   661437368  RICHBOW DAVID H JR        12085 LANSDOWNE                DETROIT               MI  48224       49,200.00
 BS29   661437533  PECCIE DAVID W            2733 NW CHAMPION CIRCLE        BEND                  OR  97701       46,200.00
 BS29   661437608  WITHROW RICHARD G         103 MESA VIEW AVENUE           GRAND JUNCTION        CO  81503       57,000.00
 BS29   661438374  HAMILTON MOREY A          3022 EDENS AVENUE              BELLINGHAM            WA  98225       25,600.00
 BS29   661438564  ALEY JONATHON J           338 DEER TRAIL AVENUE          CARBONDALE            CO  81623       60,500.00
 BS29   661438945  CRUZ MANUEL               321 NORFELD BLVD               ELMONT                NY  11003       31,700.00
 BS29   661439364  KERKOW RONALD G           4401 78TH AVENUE NORTH         BROOKLYN PARK         MN  55443       31,500.00
 BS29   661439497  ADAMS SAM A               10028 186TH COURT NE           REDMOND               WA  98052       62,500.00
 BS29   661440487  PERRY KEVIN R             12275 PARTRIDGE LANE           PEYTON                CO  80831       24,500.00
 BS29   661440610  SYKES JERRY L             13796 NORTHEAST 76TH PLACE     REDMOND               WA  98052       25,000.00
 BS29   661440875  WELCH KYLE W              20090 EAST WAGONTRAIL DRIV     AURORA                CO  80015       31,972.00
 BS29   661441030  HANSON JAMES J            382 CAMPUS DRIVE               ELGIN                 IL  60120       16,500.00
 BS29   661441188  PAPPAS PETER              3143 S. NORMAL AVE             CHICAGO               IL  60616       93,600.00
 BS29   661441428  AMATO KELLY ANNE          8817 WEST 52ND AVENUE          ARVADA                CO  80002       14,600.00
 BS29   661441477  STIEBER LEE M             1670 OAKLAND STREET            AURORA                CO  80010       23,850.00
 BS29   661441485  PEAK VICKI LEE            6484 S PRESCOTT STREET         LITTLETON             CO  80120       22,665.00
 BS29   661441816  LATHAM ROBERT P           345 LAKESIDE DRIVE             GRAND LAKE            CO  80447       68,449.00
 BS29   661441873  MCRAE BRIAN P             303 PECONIC STREET             RONKONKOMA            NY  11779       23,400.00
 BS29   661441899  O'DONNELL BRIAN           8791 15TH AVENUE               BROOKLYN              NY  11228       26,400.00
 BS29   661441931  RYBA EMIL J JR            15344 AUBRIETA                 ORLAND PARK           IL  60462       20,000.00
 BS29   661442475  RIGGS JEFFREY J           1806 WHITNEY STREET            IDAHO FALLS           ID  83402       17,611.00
 BS29   661442624  ROBERTSON KIM L           20731 BROADACRES BOULEVARD     CLINTON TOWNSHIP      MI  48035       20,000.00
 BS29   661443606  WILLIAMS JOHN W           8054 WISEMAN ROAD              LAMBERTVILLE          MI  48144       82,400.00
 BS29   661443978  SABAN DAN                 13623 EAST MORGAN DRIVE        GILBERT               AZ  85234      130,500.00
 BS29   661444281  HEER PAUL R               1807 REICHERT AVENUE           SAUK VILLAGE          IL  60411       27,900.00
 BS29   661444497  BESSLER TERRY A           W157 N9780 GLENWOOD DRIVE      GERMANTOWN            WI  53022       50,000.00
 BS29   661444687  PARRY CHAD J              4861 SOUTH JOAQUINE STREET     SALT LAKE CITY        UT  84118       45,431.00
 BS29   661445601  ANDREWS MARY JANE         1196 TWILIGHT DRIVE            CERES                 CA  95307       21,300.00
 BS29   661445668  HAINER BARBARA A          6173 SOUTH MAGNOLIA COURT      ENGLEWOOD             CO  80111       65,052.00
 BS29   661446641  ERTMANN LYNN R            118 EAST 7460 SOUTH            MIDVALE               UT  84047       25,000.00
 BS29   661446682  GRONDIN RONALD F          13068 SOUTH 1830 WEST          RIVERTON              UT  84065       40,000.00
 BS29   661446807  MELHORN RICHARD X         13594 HIDDEN CREEK DRIVE N     ANDOVER               MN  55304       28,600.00
 BS29   661447136  LUTZ LEON G               2325 N. NEVA AVENUE #110B      CHICAGO               IL  60635       25,000.00
 BS29   661447615  BORING DONALD E           7236 BRAUN COURT               ARVADA                CO  80005       51,272.00
 BS29   661447862  SALISBURY CARL LYNN       1850 EAST BROOKHILL DRIVE      SALT LAKE CITY        UT  84121       22,000.00
 BS29   661448050  HILL DEMONT E JR          906 NORTH 1020 EAST            PLEASANT GROVE        UT  84062       68,750.00
 BS29   661448100  INDORF JAY L              7525 140TH PLACE NE            REDMOND               WA  98052       23,600.00
 BS29   661448217  PFEFFER GEORGE B          1274-1276 SOUTH LOGAN STRE     DENVER                CO  80210       21,000.00
 BS29   661448233  CONKLIN CINDY L           11356 NORTH ALPINE HIGHWAY     HIGHLAND              UT  84003       53,000.00
 BS29   661448738  THORNGREN MICHAEL G       4134 WEST 4835 SOUTH           SALT LAKE CITY        UT  84118       15,600.00
 BS29   661448803  SUMNER WILLIAM ARTHUR     4121 SOUTH BLUE JAY STREET     WEST VALLEY CITY      UT  84120       36,052.00
 BS29   661448837  BURBANO JOHNNY            43 WINNECOMAC CIRCLE           KINGS PARK            NY  11754       59,800.00
 BS29   661449132  HUNT MURRY                3719 W. FERDINAND              CHICAGO               IL  60624       30,700.00
 BS29   661449264  HEIGL ELIZABETH J         4045 N. LARAMIE AVE.           CHICAGO               IL  60641       33,000.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
 BS29   661342337      66,722.00   12/04/96   11/04/11   173.13   05/04/97   89.9  12.600         717.28
 BS29   661375998      56,152.25   02/01/97   01/01/12   175.00   06/01/97   81.1  12.250         685.79
 BS29   661421123      26,043.28   05/01/97   04/01/12   178.00   07/01/97   87.6  11.750         263.46
 BS29   661422121      43,840.00   05/01/97   04/01/12   178.00   06/01/97   81.2  12.800         478.11
 BS29   661422246      77,500.00   05/01/97   04/01/12   178.00   06/01/97   85.9  12.750         842.19
 BS29   661422519     111,403.87   04/28/97   03/28/12   177.86   06/28/97   79.7  11.500       1,123.98
 BS29   661422576      39,499.69   04/26/97   03/26/17   237.80   06/26/97   70.0  10.750         405.08
 BS29   661423962      16,887.77   05/01/97   04/01/12   178.00   06/01/97   84.9  12.350         206.65
 BS29   661427294      37,000.00   04/01/97   03/01/12   177.00   06/01/97   80.0  13.950         491.50
 BS29   661428862      64,387.59   04/24/97   03/24/12   177.73   05/24/97   80.0  13.750         750.33
 BS29   661429399      64,000.00   05/01/97   04/01/12   178.00   06/01/97   80.0  11.700         643.57
 BS29   661429613      18,100.00   05/01/97   04/01/12   178.00   06/01/97   89.9  11.750         182.70
 BS29   661429704      18,148.55   05/01/97   04/01/12   178.00   06/01/97   89.9  11.800         216.09
 BS29   661430157      33,000.00   05/01/97   04/01/27   358.00   06/01/97   66.0  11.500         326.80
 BS29   661431668      37,769.00   05/01/97   04/01/12   178.00   06/01/97   74.9  12.000         453.29
 BS29   661436246      48,400.00   05/01/97   04/01/12   178.00   06/01/97   79.9  13.950         642.94
 BS29   661436345      30,000.00   05/01/97   04/01/17   238.00   06/01/97   78.1  13.500         362.21
 BS29   661436758      61,722.56   05/01/97   04/01/12   178.00   07/01/97   50.8   9.150         505.57
 BS29   661436832      56,498.36   05/01/97   04/01/27   358.00   07/01/97   80.0  10.250         508.99
 BS29   661436980     161,992.00   05/01/97   04/01/17   238.00   06/01/97   84.9  10.850       1,658.71
 BS29   661437368      49,200.00   04/25/97   03/25/12   177.76   05/25/97   84.9  10.050         433.58
 BS29   661437533      46,200.00   05/01/97   04/01/12   178.00   06/01/97   79.9  13.950         545.58
 BS29   661437608      57,000.00   05/01/97   04/01/12   178.00   06/01/97   83.2  11.000         542.82
 BS29   661438374      25,563.51   05/01/97   04/01/12   178.00   06/01/97   88.2  11.750         258.41
 BS29   661438564      60,500.00   05/01/97   04/01/17   238.00   07/01/97   84.6  12.500         687.37
 BS29   661438945      31,393.33   04/27/97   03/27/07   117.83   06/27/97   62.9  10.100         420.68
 BS29   661439364      31,500.00   05/02/97   04/02/12   178.03   06/02/97   84.2  13.000         348.45
 BS29   661439497      62,500.00   05/01/97   04/01/12   178.00   06/01/97   78.1  13.990         740.05
 BS29   661440487      23,976.33   05/01/97   04/01/12   178.00   08/01/97   84.8  10.100         264.78
 BS29   661440610      24,998.60   05/01/97   04/01/12   178.00   06/01/97   52.9  12.500         266.81
 BS29   661440875      31,972.00   05/01/97   04/01/12   178.00   06/01/97   84.8  12.500         394.06
 BS29   661441030      16,471.78   04/28/97   03/28/12   177.86   05/28/97   76.8  12.500         203.37
 BS29   661441188      93,229.58   04/24/97   03/24/17   237.73   06/24/97   80.0  10.650         943.93
 BS29   661441428      14,599.27   05/01/97   04/01/17   238.00   06/01/97   69.9  11.100         151.69
 BS29   661441477      23,798.41   05/01/97   04/01/17   238.00   06/01/97   89.9  11.550         255.17
 BS29   661441485      22,665.00   05/01/97   04/01/12   178.00   06/01/97   80.0  13.990         301.69
 BS29   661441816      68,132.77   05/01/97   04/01/12   178.00   07/01/97   84.7  12.750         743.83
 BS29   661441873      23,286.10   05/01/97   04/01/07   118.00   06/01/97   86.7  11.750         332.35
 BS29   661441899      26,318.42   04/28/97   03/28/07   117.86   05/28/97   86.3  11.350         368.91
 BS29   661441931      19,938.02   05/03/97   04/03/12   178.06   06/03/97   13.8   9.850         213.09
 BS29   661442475      17,597.30   05/01/97   04/01/12   178.00   06/01/97   79.7  13.500         228.65
 BS29   661442624      19,849.00   05/01/97   04/01/12   178.00   07/01/97   89.4  11.350         231.73
 BS29   661443606      82,400.00   05/01/97   04/01/12   178.00   06/01/97   80.0  12.850         901.86
 BS29   661443978     129,976.52   05/01/97   04/01/27   358.00   07/01/97   89.3  10.850       1,228.01
 BS29   661444281      27,727.99   04/27/97   03/27/17   237.83   06/27/97   84.4  10.150         272.02
 BS29   661444497      49,844.25   04/24/97   03/24/17   237.73   06/24/97   89.6  11.800         543.59
 BS29   661444687      45,282.14   04/21/97   03/21/12   177.63   06/21/97   79.7  15.350         646.77
 BS29   661445601      21,292.96   05/01/97   04/01/12   178.00   08/01/97   89.9  11.350         208.50
 BS29   661445668      65,052.00   05/01/97   04/01/12   178.00   06/01/97   84.9  12.750         812.39
 BS29   661446641      25,000.00   05/01/97   04/01/12   178.00   06/01/97   87.1  11.750         252.35
 BS29   661446682      38,613.79   05/01/97   04/01/12   178.00   07/01/97   83.5  10.100         353.99
 BS29   661446807      28,600.00   05/01/97   04/01/17   238.00   06/01/97   89.9  11.800         310.93
 BS29   661447136      24,737.20   04/28/97   03/28/12   177.86   06/28/97   56.6  11.500         292.05
 BS29   661447615      51,169.00   05/01/97   04/01/12   178.00   06/01/97   84.9  12.750         640.30
 BS29   661447862      21,997.60   04/18/97   03/18/12   177.53   06/18/97   87.5  12.750         274.74
 BS29   661448050      68,654.39   06/01/97   05/01/12   179.00   07/01/97   73.1  11.250         667.74
 BS29   661448100      23,600.00   06/01/97   05/01/12   179.00   07/01/97   84.9  12.750         256.46
 BS29   661448217      21,000.00   06/01/97   05/01/12   179.00   06/01/97   84.3  12.750         262.26
 BS29   661448233      52,884.86   05/01/97   04/01/12   178.00   07/01/97   80.1  12.200         553.34
 BS29   661448738      15,600.00   06/01/97   05/01/12   179.00   06/01/97   48.3  11.250         179.77
 BS29   661448803      36,012.22   04/14/97   03/14/12   177.40   06/14/97   84.9  13.700         418.62
 BS29   661448837      59,709.72   05/01/97   04/01/17   238.00   06/01/97   85.2   9.500         557.41
 BS29   661449132      30,621.12   05/07/97   04/07/12   178.19   06/07/97   59.0   9.800         326.16
 BS29   661449264      32,964.10   05/01/97   04/01/12   178.00   06/01/97   88.6  11.800         334.37

                                                                 Page 27 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 BS29   661449769  ANDRUS CHRISTOPHE A       1507 PEMBERTON WAY             EL DORADO HILLS       CA  95762       30,000.00
 BS29   661450023  LEASIOLAGI LUI L          5601 136TH STREET EAST         PUYALLUP              WA  98373       36,593.00
 BS29   661450171  WALWORTH CHARLES A        18200 MERIDIAN ROAD            ELBERT                CO  80106       52,000.00
 BS29   661450296  RAWLINGS JEFFREY M        1287 W BLOOMINGTON DR SOUT     ST GEORGE             UT  84790       98,603.00
 BS29   661450361  RIVERA GENEROSO JR        9990 HERITAGE PARK TRAIL S     PEYTON                CO  80831       15,300.00
 BS29   661450684  WYMAN LISA DEE            208 4TH AVENUE NORTH           ALGONA                WA  98001       11,000.00
 BS29   661450791  ANDERSEN JAMES E          1767 WEST 270 SOUTH            PROVO                 UT  84601       45,200.00
 BS29   661451005  CHASE LANDON              3595 OLD COUNTRY COURT         ROSEVILLE             CA  95661       48,000.00
 BS29   661451328  MATTHEWS BARRY A          4756 LAKE PLACE                LAS VEGAS             NV  89117       24,000.00
 BS29   661451369  LOUNNIVONGSA PAUL         3250 WEST 93RD AVENUE          WESTMINSTER           CO  80030       30,000.00
 BS29   661451732  OLCHOWKA FRANK S          8708 S. 83RD COURT             HICKORY HILLS         IL  60457       22,000.00
 BS29   661451997  REYNOLDS VERNON L         3519 TUSSELL STREET            NAPERVILLE            IL  60564       90,000.00
 BS29   661452169  SUNDBY DAVID E            845 WHITE OAKS DRIVE           DIXON                 IL  61021       19,300.00
 BS29   661452664  KYLE CHERI MARIAE         726 CUMBERLAND DRIVE           JEFFERSON             CO  80456       58,000.00
 BS29   661452714  DIEMER J JOSEPH           14635 SOUTH 31ST WAY           PHOENIX               AZ  85048       50,000.00
 BS29   661452839  PRICE MILISSA             2705 SAVAGE ROAD               ELIZABETH             CO  80107       40,000.00
 BS29   661452854  MARQUEZ JANICE L          780 JOLIET STREET              AURORA                CO  80010       20,000.00
 BS29   661453472  DUDLEY MARY I             106 EAST WOOD STREET           YALE                  MI  48097       26,500.00
 BS29   661453621  MACH KATHERINE E          14608 SE OATFIELD ROAD         MILWAUKIE             OR  97267       49,300.00
 BS29   661453860  LATU SIONE LAUFOLI        5587 SOUTH 4220 WEST           KEARNS                UT  84118       24,300.00
 BS29   661454009  SALCIDO ALBERT J          2732 W BILBY ROAD              TUCSON                AZ  85746       13,800.00
 BS29   661454116  CORRIE CHRISTOPHE B       433 CHESTNUT WAY               BROOMFIELD            CO  80020       44,000.00
 BS29   661454256  SMITH BENJAMIN            11606 S BISHOP STREET          CHICAGO               IL  60643       73,900.00
 BS29   661454322  BARBER LILLIE             8005 SOUTH MICHIGAN AVENUE     CHICAGO               IL  60619       73,400.00
 BS29   661454470  BLACKARD SERINA           1260 HILLSIDE STREET           AURORA                CO  80010       15,500.00
 BS29   661454512  CARTER RUSSELL            84 WEST STAUFFER LANE          MURRAY                UT  84107       37,000.00
 BS29   661454520  WALKER JON A              11716 HAGLAND AVENUE NE        ALBUQUERQUE           NM  87112       21,000.00
 BS29   661454827  STROH BEVERLY G           9461 WEST BALTIC COURT         LAKEWOOD              CO  80227       35,000.00
 BS29   661454876  YURKO JOSEPH R            5360 VALLEJO STREET            DENVER                CO  80221       26,342.00
 BS29   661455659  WHITED COY H              1101 CAMBRIDGE AVENUE          COLORADO SPRINGS      CO  80906       76,000.00
 BS29   661455824  SPURR ERNEST W            1137 EAST PLATTE AVENUE        COLORADO SPRINGS      CO  80903       51,000.00
 BS29   661456335  BENTLEY WILLIAM W         10153 SOUTH GOLDEN SANDS P     SOUTH JORDAN          UT  84095       27,800.00
 BS29   661456939  KREUTER JAMES R           13401 W. NORTH LANE            NEW BERLIN            WI  53131       25,500.00
 BS29   661457143  HALL TERRY D              18205 BRIDGEPORT ROAD          DALLAS                OR  97338       20,700.00
 BS29   661458216  HOPKINS WILLIAM L         390 EAST 350 SOUTH             LEHI                  UT  84043       16,444.00
 BS29   661458372  PARKIN JEFFRY M           990 FLINT WAY                  BROOMFIELD            CO  80020       24,000.00
 BS29   661458497  CROSBY TIMOTHY G          10448 NELSON STREET            BROOMFIELD            CO  80021       16,158.00
 BS29   661458828  NAWROCKI JOSEPH E         6817 11TH AVENUE S.            RICHFIELD             MN  55423       33,000.00
 BS29   661459164  TOLVO SR JAMES H          10545 CARMELA LANE             NORTHGLENN            CO  80234       56,900.00
 BS29   661459958  KELLY JOHNSON             4757 DOWN WEST RIDE            ELIZABETH             CO  80107       62,225.00
 BS29   661460162  JACKSON NICK L            2969 SOUTH 7930 WEST           MAGNA                 UT  84044       26,632.00
 BS29   661460832  PEIRCE JEFFERY C          5574 SOUTH DANUBE COURT        SALT LAKE CITY        UT  84118       25,700.00
 BS29   661460923  PERKINS CAROL G           11277 PLAINVIEW ROAD           GOLDEN                CO  80403      100,000.00
        -------------------------------------                                                               ----------------
              107  Sale Total                                                                                  4,513,615.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 BS29   661449769       29,884.70   05/01/97   04/01/12   178.00   06/01/97   89.7  12.600         322.51
 BS29   661450023       36,479.24   05/01/97   04/01/17   238.00   07/01/97   89.8  11.500         390.24
 BS29   661450171       52,000.00   06/01/97   05/01/17   239.00   06/01/97   82.7  12.400         587.13
 BS29   661450296       98,603.00   05/01/97   04/01/12   178.00   06/01/97   74.8  12.750       1,071.51
 BS29   661450361       15,288.27   06/01/97   05/01/17   239.00   07/01/97   84.9  12.350         172.21
 BS29   661450684       11,000.00   05/01/97   04/01/12   178.00   06/01/97   80.0  13.990         130.25
 BS29   661450791       45,200.00   05/01/97   04/11/12   178.00   06/11/97   87.9  11.350         442.45
 BS29   661451005       48,000.00   05/01/97   04/01/12   178.00   06/01/97   80.0  13.050         532.85
 BS29   661451328       24,000.00   06/01/97   05/01/12   179.00   06/01/97   90.0  11.800         284.96
 BS29   661451369       29,994.57   05/01/97   04/01/12   178.00   06/01/97   61.7  11.000         285.70
 BS29   661451732       21,934.21   05/01/97   04/01/17   238.00   07/01/97   81.8  10.550         220.38
 BS29   661451997       90,000.00   05/01/97   04/01/17   238.00   06/01/97   75.2  11.000         928.97
 BS29   661452169       19,286.83   05/01/97   04/01/12   178.00   06/01/97   84.9  12.500         237.88
 BS29   661452664       58,000.00   06/01/97   05/01/27   359.00   06/01/97   52.2  10.400         526.22
 BS29   661452714       49,930.89   05/01/97   04/01/12   178.00   06/01/97   82.6  10.500         457.37
 BS29   661452839       39,792.01   05/01/97   04/01/12   178.00   07/01/97   67.5  11.250         460.94
 BS29   661452854       20,000.00   06/01/97   05/01/12   179.00   06/01/97   79.9  11.250         230.47
 BS29   661453472       26,500.00   05/01/97   04/01/12   178.00   06/01/97   58.8  12.000         272.58
 BS29   661453621       49,300.00   05/01/97   04/01/12   178.00   06/01/97   84.9  12.750         535.74
 BS29   661453860       24,300.00   06/01/97   05/01/12   179.00   06/01/97   84.6  12.350         256.52
 BS29   661454009       13,800.00   05/01/97   04/01/12   178.00   06/01/97   84.9  12.750         172.34
 BS29   661454116       44,000.00   05/01/97   04/01/17   238.00   06/01/97   76.5  11.250         461.67
 BS29   661454256       73,790.02   05/01/97   04/01/17   238.00   06/01/97   84.9   9.650         696.10
 BS29   661454322       72,558.17   05/07/97   04/07/17   238.19   07/07/97   69.9  10.750         745.18
 BS29   661454470       15,409.76   05/01/97   04/01/12   178.00   07/01/97   82.9  11.250         178.61
 BS29   661454512       36,654.72   05/01/97   04/01/12   178.00   07/01/97   89.6  11.800         374.90
 BS29   661454520       20,728.75   05/01/97   04/01/17   238.00   08/01/97   82.2  10.150         204.75
 BS29   661454827       34,769.80   06/01/97   05/01/17   239.00   07/01/97   64.6  11.350         369.64
 BS29   661454876       26,243.22   05/01/97   04/01/12   178.00   07/01/97   87.4  11.800         266.91
 BS29   661455659       76,000.00   06/01/97   05/01/27   359.00   06/01/97   89.9  10.600         700.89
 BS29   661455824       51,000.00   05/01/97   04/01/17   238.00   06/01/97   79.7  13.000         597.50
 BS29   661456335       27,785.75   04/25/97   03/25/12   177.76   05/25/97   89.9  11.950         332.75
 BS29   661456939       25,388.61   05/01/97   04/01/12   178.00   07/01/97   53.2  11.750         301.95
 BS29   661457143       20,700.00   06/01/97   05/01/12   179.00   06/01/97   70.0  11.150         199.48
 BS29   661458216       16,426.08   04/24/97   03/24/12   177.73   06/24/97   84.8  13.700         215.69
 BS29   661458372       24,000.00   05/01/97   04/01/12   178.00   06/01/97   88.6  11.400         235.84
 BS29   661458497       16,158.00   06/01/97   05/01/12   179.00   06/01/97   86.8  11.800         163.72
 BS29   661458828       33,000.00   05/01/97   04/01/12   178.00   06/01/97   81.3  11.550         328.06
 BS29   661459164       56,897.83   06/01/97   05/01/12   179.00   07/01/97   84.8  12.750         618.33
 BS29   661459958       62,225.00   06/01/97   05/01/17   239.00   06/01/97   85.7  11.400         659.30
 BS29   661460162       26,624.42   05/04/97   04/04/12   178.09   06/04/97   89.8  12.350         325.65
 BS29   661460832       25,682.93   04/25/97   03/25/12   177.76   05/25/97   77.8  11.500         300.22
 BS29   661460923       99,826.01   05/01/97   04/01/12   178.00   07/01/97   78.9  12.000       1,028.61
        -------------------------                         ------              ---------------------------
              107    4,501,658.99                         206.55              80.0  11.778      48,460.84

                                                                 Page 28 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
BSC31P  680002953  CAMPANARO KEVIN M         138 DORN RD                    LAGRANGEVILLE         NY  12540       91,125.00
BSC31P  680021078  THOMAS LARRY LEE          320 ADDISON DRIVE              GLEN BURNIE           MD  21060       36,900.00
BSC31P  680027349  BILLIGMEIER WALTER        2237 EAST 15TH STREET          BROOKLYN              NY  11229       35,000.00
BSC31P  680029063  PADILLA JUNIPER           130 BARTHOLDI AVE              JERSEY CITY           NJ  07305       75,000.00
BSC31P  680030863  LESCROART KEVIN           2117 GLASCO TURNPIKE           WOODSTOCK             NY  12498      119,000.00
BSC31P  680035300  NORRIS WENDY              810-814 SURF AVENUE            STRATFORD             CT  06497      114,750.00
BSC31P  680036779  THOMPSON PHILLIP M        1109 CRAMER CT                 BALDWIN               NY  11510      108,000.00
BSC31P  680040474  MOTT T. ALLEN             6025 6027 STANTON AVENUE       BALTIMORE             MD  21210       26,200.00
BSC31P  680042322  LOSCHIAVO JAMES           21 BELMONT AVE                 SHELTON               CT  06484       31,900.00
BSC31P  680043692  HARRIS MARY B             2510 22ND STREET S             SAINT PETERSBURG      FL  33711       21,300.00
BSC31P  680046554  TROUT GREGORY             1007 ACACIA AVE                LEHIGH ACRES          FL  33936       11,500.00
BSC31P  680053014  CANFIELD JAMES W          22 FRANCE ST                   NORWALK               CT  06851       30,000.00
BSC31P  680063419  TALBIRD SARAH             832 GRANT AVE                  SCHENECTADY           NY  12307       16,800.00
BSC31P  680064565  HINSON WILLIAM M          2208 LAKE AVENUE               FAYETTEVILLE          NC  28301       32,200.00
BSC31P  680068459  NOORMETS ELLA             94 MIDDLE ISLAND BLVD          MIDDLE ISLAND         NY  11953       60,000.00
BSC31P  680070570  VARUGHESE DANIEL          30 LINCOLN AVE                 OSSINING              NY  10562       47,100.00
BSC31P  680071453  JORDAN JAMES W            3015 W 18TH STREET             JACKSONVILLE          FL  32254       30,000.00
BSC31P  680072147  SEPULVEDA CHARLIE         42 FULTON                      FAIRVIEW              NJ  07022      157,000.00
BSC31P  680073673  BELL ROBERT R             511 SOUTHPORT STREET           RONKONKOMA            NY  11779       21,000.00
BSC31P  680074549  LANGLOIS MATTHEW          3027 N ADAMS ST                TAMPA                 FL  33611       35,700.00
BSC31P  680077104  STRAVATO JOHN M           1299 CONNETQUOT AVENUE         CENTRAL ISLIP         NY  11772       74,200.00
BSC31P  680078532  RYDER ERIC L              107 HAZLE STREET               DELANO                PA  18220       25,600.00
BSC31P  680085628  GROFF KENNETH W           RD #1 BOX 225H                 CATAWISSA             PA  17820       21,000.00
BSC31P  680085933  ESTEVEZ DARIO             111 -13 39TH AVENUE            CORONA                NY  11368       41,950.00
BSC31P  680086436  CASAZZA LUCILLE           25 MCCLEAN AVE                 STATEN ISLAND         NY  10305      125,000.00
BSC31P  680088069  LEECH SUE ANNE            3046 EGRET TERRACE             SAFETY HARBOR         FL  34695       15,000.00
BSC31P  680089893  LANDAYAN NERISSA A        109 HOMESTEAD PL               BOGOTA                NJ  07603       48,200.00
BSC31P  680090214  FITZPATRICK KEVIN         50 VERPLANCK AVE               HOPEWELL JUNCTION     NY  12533       36,300.00
BSC31P  680091089  TOMASSO LAWRENCE J        6 LADUE RD                     EAST FISHKILL         NY  12533       19,100.00
BSC31P  680091790  GOMEZ JOSEPH D            1515 BATES STREET              BRANDON               FL  33510       43,000.00
BSC31P  680093499  CHAMBERS MARVLET          960 E 55TH ST                  BROOKLYN              NY  11234       66,250.00
BSC31P  680095437  LIVINGSTONE SYLVESTER     1083 TULSA ST                  UNIONDALE             NY  11553       86,700.00
BSC31P  680095791  HOOVER LAWRENCE D         RR 1 BOX 198                   ROARING SPRING        PA  16673       75,240.00
BSC31P  680095973  AIKEN MARY                5950 NORTH 3RD STREET          PHILADELPHIA          PA  19120       42,000.00
BSC31P  680098852  UMBERTO PATSY             116 MARSHALL AVE               STATEN ISLAND         NY  10314       97,900.00
BSC31P  680099561  CASTRO JULIO C            3306 JOHN F KENNEDY BLVD       JERSEY CITY           NJ  07307       83,300.00
BSC31P  680100997  ST AMANT LOUIS T          14 PINNACLE MOUNTAIN RD        SIMSBURY              CT  06070      100,000.00
BSC31P  680103389  SKINNER DOLORES G         5503 TINKERS CREEK PLACE       CLINTON               MD  20735       82,000.00
BSC31P  680103512  AHAMED RAZIB              1313 E 59TH ST                 BROOKLYN              NY  11234       92,000.00
BSC31P  680104957  ANDRADA CELEDONIA T       3110 LEWIS PL                  FALLS CHURCH          VA  22042       42,450.00
BSC31P  680105764  BROGLIA GEORGE D          486 GUILFORD RD                NEW PALTZ             NY  12561       25,900.00
BSC31P  680105855  WALSH JERROLD C           2811 RAWLE ST                  PHILADELPHIA          PA  19149       51,100.00
BSC31P  680106085  DIXON IVETT L             245-22 149TH ROAD              ROSEDALE              NY  11422      182,750.00
BSC31P  680106135  SUAREZ WILLY MARK         3037 FERNCREST DR              YORKTOWN HEIGHTS      NY  10598       31,000.00
BSC31P  680106838  MCDONALD ELIZABETH A      85 N STOUGHTON ST              BERGENFIELD           NJ  07621       63,000.00
BSC31P  680107877  MARCKSTEIN JAMES D        38 COUNTRY RD                  PERKASIE              PA  18944       14,825.00
BSC31P  680108982  TOLLIVER CYNTHIA          72 MAIN STREET                 WYANDANCH             NY  11798       92,800.00
BSC31P  680109378  BERGHEIM FRED L           228 N SECOND STREET            OAKLAND               MD  21550      123,250.00
BSC31P  680109766  PETKAUSKOS PETER J JR     528 NECK RD                    LANCASTER             MA  01523       22,800.00
BSC31P  680110483  HENDERSON FRED W JR       500 MARION COURT               HIGH POINT            NC  27262       82,500.00
BSC31P  680110574  KLEIN HARRY               677 E 2ND ST                   BROOKLYN              NY  11218       65,000.00
BSC31P  680113529  SCAPPATICCI JOHN          249 SOUNDVIEW RD               HUNTINGTON            NY  11743       40,000.00
BSC31P  680113578  IORIO ANTHONY             283 HUDSON PL                  FAIRVIEW              NJ  07022      170,000.00
BSC31P  680113594  SCHIEHSL CAROL H          139 FIFTY ACRES ROAD SOUTH     SAINT JAMES           NY  11780      200,000.00
BSC31P  680113966  HENDRICKS DARLENE         88 COLGATE AVE                 YONKERS               NY  10703       39,000.00
BSC31P  680114113  STELLABUTO JOHN R         RR 3 BOX 20                    PUNXSUTAWNEY          PA  15767       54,239.00
BSC31P  680114238  YEARWOOD ROBERT C         917 BROOKE RD                  CAPITOL HEIGHTS       MD  20743       96,000.00
BSC31P  680115748  LOWE JERRY                1444 STOKES AVENUE             ATLANTA               GA  30310       59,500.00
BSC31P  680116282  LEWIS ODETTE B            13100 SHERIDAN DRIVE           HUDSON                FL  34667       55,675.00
BSC31P  680116720  SCHUSTER ALLAN            55 MEETING LN                  HICKSVILLE            NY  11801       80,000.00
BSC31P  680116811  DEFILIPO FRANK P JR       255 AUBURN AVENUE              STATEN ISLAND         NY  10314      105,900.00
BSC31P  680117769  SOTAMBA MARIA             37-54 93RD ST                  JACKSON HEIGHTS       NY  11372      234,000.00
BSC31P  680118148  AMATO DOMENICO            20 CALIFORNIA ST               HICKSVILLE            NY  11801       62,400.00
BSC31P  680118940  CUNNINGHAM MARIA A        6 TRINITY WAY                  LAGRANGEVILLE         NY  12540      270,250.00

                    Cut-off Date    First                                Original Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
------------------------------------------------------------------------------------------------------
BSC31P  680002953     90,804.31   10/09/96   09/09/11   171.29   06/09/97   75.0  11.250         885.06
BSC31P  680021078     36,568.29   11/01/96   10/01/11   172.00   06/01/97   84.9  12.500         454.80
BSC31P  680027349     34,916.06   12/19/96   11/19/11   173.62   06/19/97   24.1  11.750         353.29
BSC31P  680029063     74,793.94   12/12/96   11/12/11   173.39   06/12/97   88.2  11.100         719.92
BSC31P  680030863    118,686.29   02/23/97   01/23/12   175.76   06/23/97   68.3   9.650       1,013.67
BSC31P  680035300    114,750.00   12/16/96   11/16/11   173.52   05/16/97   85.0  12.250       1,202.46
BSC31P  680036779    107,854.92   12/19/96   11/19/11   173.62   05/19/97   80.0  12.100       1,119.22
BSC31P  680040474     25,461.74   12/01/96   11/01/11   173.00   06/01/97   85.0  12.150         316.98
BSC31P  680042322     31,822.09   01/03/97   12/03/16   234.08   06/03/97   82.8  12.950         372.60
BSC31P  680043692     21,265.81   01/11/97   12/11/11   174.35   06/11/97   89.9  11.750         215.00
BSC31P  680046554     11,288.78   12/25/96   11/25/11   173.82   05/25/97   90.0  11.750         136.18
BSC31P  680053014     29,730.40   01/04/97   12/04/11   174.12   06/04/97   87.4  12.250         364.89
BSC31P  680063419     16,696.00   02/21/97   01/21/12   175.69   06/21/97   80.0  13.000         185.84
BSC31P  680064565     31,379.21   01/23/97   12/23/06   114.74   06/23/97   70.0   9.500         416.66
BSC31P  680068459     59,894.50   02/01/97   01/01/12   175.00   06/01/97   42.8  10.990         570.94
BSC31P  680070570     46,594.69   01/26/97   12/26/11   174.84   06/26/97   89.9  11.150         539.78
BSC31P  680071453     29,654.87   02/17/97   01/17/12   175.56   06/17/97   76.9   9.800         318.72
BSC31P  680072147    157,000.00   02/28/97   01/28/12   175.92   05/28/97   84.8  10.000       1,377.79
BSC31P  680073673     21,000.00   02/02/97   01/02/12   175.07   05/02/97   69.3  13.450         239.71
BSC31P  680074549     35,479.85   01/10/97   12/10/26   354.31   07/10/97   85.0  10.250         319.91
BSC31P  680077104     73,800.38   02/24/97   01/24/12   175.79   05/24/97   70.0  11.250         855.04
BSC31P  680078532     25,545.79   02/23/97   01/23/12   175.76   06/23/97   80.0  10.600         236.09
BSC31P  680085628     20,975.66   03/26/97   02/26/12   176.88   05/26/97   55.2  12.000         252.04
BSC31P  680085933     41,542.95   02/22/97   01/22/12   175.73   06/22/97   89.9  11.550         491.39
BSC31P  680086436    124,026.11   02/22/97   01/22/12   175.73   06/22/97   88.5  12.350       1,528.47
BSC31P  680088069     14,868.90   02/13/97   01/13/12   175.43   06/13/97   81.6  11.500         175.23
BSC31P  680089893     47,933.21   03/25/97   02/25/12   176.84   06/25/97   84.9  13.100         613.02
BSC31P  680090214     36,031.87   02/23/97   01/23/12   175.76   06/23/97   89.9  11.550         425.21
BSC31P  680091089     19,014.65   03/27/97   02/27/12   176.91   06/27/97   80.8  13.750         251.16
BSC31P  680091790     43,000.00   03/11/97   02/11/12   176.38   05/11/97   82.6  12.100         518.84
BSC31P  680093499     65,878.77   03/26/97   02/26/17   236.88   06/26/97   84.5  13.250         788.00
BSC31P  680095437     86,631.10   03/14/97   02/14/27   356.48   06/14/97   85.0  10.750         809.33
BSC31P  680095791     75,040.72   03/20/97   02/20/17   236.68   06/20/97   85.9   9.400         696.43
BSC31P  680095973     41,845.20   04/05/97   03/05/27   357.11   06/05/97   76.3  10.850         395.22
BSC31P  680098852     97,900.00   04/03/97   03/03/12   177.04   06/03/97   84.9  11.250         950.86
BSC31P  680099561     83,300.00   03/28/97   02/28/12   176.94   05/28/97   85.0  12.250         872.90
BSC31P  680100997     99,802.87   04/03/97   03/03/12   177.04   07/03/97   72.3  11.800       1,013.24
BSC31P  680103389     81,654.28   04/04/97   03/04/12   177.07   06/04/97   89.9  11.750         827.72
BSC31P  680103512     91,831.48   03/13/97   02/13/12   176.45   06/13/97   80.0   9.400         766.88
BSC31P  680104957     42,130.80   03/14/97   02/14/12   176.48   06/14/97   85.0  12.750         530.13
BSC31P  680105764     25,868.20   03/26/97   02/26/12   176.88   05/26/97   90.0  11.750         306.69
BSC31P  680105855     50,005.42   03/28/97   02/28/07   116.94   06/28/97   66.3   9.550         662.62
BSC31P  680106085    182,750.00   04/13/97   03/13/12   177.37   06/13/97   85.0  13.250       2,057.35
BSC31P  680106135     30,898.11   03/18/97   02/18/12   176.61   06/18/97   88.5  12.750         387.14
BSC31P  680106838     62,754.57   03/28/97   02/28/12   176.94   05/28/97   63.2  10.050         678.93
BSC31P  680107877     14,718.38   03/05/97   02/05/12   176.19   06/05/97   89.9  11.350         171.77
BSC31P  680108982     92,800.00   03/27/97   02/27/27   356.91   05/27/97   80.0  14.050       1,103.23
BSC31P  680109378    123,250.00   04/06/97   03/06/12   177.14   06/06/97   85.0  12.500       1,315.39
BSC31P  680109766     22,660.48   04/18/97   03/18/17   237.53   06/18/97   89.8  12.990         266.96
BSC31P  680110483     82,500.00   04/26/97   03/26/12   177.80   05/26/97   86.8  10.400         906.85
BSC31P  680110574     64,915.35   04/04/97   03/04/17   237.07   05/04/97   54.1  10.500         648.95
BSC31P  680113529     39,610.90   03/12/97   02/12/12   176.42   06/12/97   78.6  10.500         365.90
BSC31P  680113578    169,815.99   04/19/97   03/19/12   177.57   06/19/97   85.0  12.350       1,794.57
BSC31P  680113594    200,000.00   04/18/97   03/18/12   177.53   05/18/97   80.0  11.600       1,995.86
BSC31P  680113966     38,971.51   03/05/97   02/05/12   176.19   06/05/97   89.7  12.550         417.74
BSC31P  680114113     54,159.08   04/10/97   03/10/12   177.27   06/10/97   79.5  12.750         589.41
BSC31P  680114238     95,982.72   03/14/97   02/14/12   176.48   05/14/97   80.0  14.050       1,141.28
BSC31P  680115748     58,941.02   03/13/97   02/13/27   356.45   06/13/97   70.0  11.000         566.63
BSC31P  680116282     55,511.17   03/20/97   02/20/12   176.68   06/20/97   85.0  11.750         561.99
BSC31P  680116720     80,000.00   03/26/97   02/26/12   176.88   05/26/97   39.0  14.500         979.64
BSC31P  680116811    105,746.15   05/01/97   04/01/17   238.00   06/01/97   65.7  12.250       1,184.56
BSC31P  680117769    233,898.49   05/01/97   04/01/27   358.00   06/01/97   90.0  11.800       2,370.99
BSC31P  680118148     62,366.80   03/28/97   02/28/12   176.94   05/28/97   84.9  14.850         866.95
BSC31P  680118940    270,250.00   04/27/97   03/27/12   177.83   05/27/97   63.5  12.550       2,894.75

                                                                 Page 29 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
BSC31P  680119666  FARREN CHARLES A          524 OAKLAND AVENUE             BERLIN                NJ  08009       90,400.00
BSC31P  680119674  NUNEZ MERCEDES            95-22 80TH STREET              OZONE PARK            NY  11416       80,000.00
BSC31P  680119716  MARKLIN DORIS Y.          105 WOODLAND ROAD              ROCKINGHAM            NC  28379       52,800.00
BSC31P  680119807  MCQUEEN CALVIN            7411 DREXEL ROAD               PHILADELPHIA          PA  19151       64,350.00
BSC31P  680120235  LAGROSSE JAMES R          144 MEADOWBROOK COURT          NICEVILLE             FL  32578       81,709.00
BSC31P  680120615  WALKER JOHN F             112 SEGAR MOUNTAIN RD          KENT                  CT  06757       80,000.00
BSC31P  680120920  IACOBUCCI DOMINIC A       19 EMERSON DRIVE               LATHAM                NY  12110       64,400.00
BSC31P  680121472  ADAMS RICHARD W           2805 MUMMASBURG  RD            GETTYSBURG            PA  17325       63,750.00
BSC31P  680122231  BATTISTA CAROL A          513 CLAREMONT ROAD             SPRINGFIELD           PA  19064       50,000.00
BSC31P  680122678  RODRIGUEZ RAFAEL          109 MARKET STREET              PERTH AMBOY           NJ  08861       18,000.00
BSC31P  680122967  WHITEHOUSE WILLIAM F      4956 BROOKSDALE                MENTOR                OH  44060       60,000.00
BSC31P  680123007  ALEXANDER MARK L.         55 HAWKINS DRIVE               LEICESTER             NC  28748      112,500.00
BSC31P  680124245  NULL HARRY O III          1114 EAST WALNUT STREET        GOLDSBORO             NC  27530       14,750.00
BSC31P  680124674  REYMANN MARIAN            5736 CALVERTON ST              CATONSVILLE           MD  21228       67,500.00
BSC31P  680125077  WRIGHT JULIAN             16318 PHROANE AVE              JAMAICA               NY  11433      110,500.00
BSC31P  680125309  SZYPULSKI HENRY P         140 DUNCAN ROAD                GANSEVOORT            NY  12831       22,000.00
BSC31P  680127206  BESSO STEPHEN M           30 ROUTE 284                   WANTAGE               NJ  07461      155,400.00
BSC31P  680131679  SHIN CHUL YONG            6 GREENVALE LN                 SYOSSET               NY  11791       98,000.00
        -------------------------------------                                                               ----------------
               82  Sale Total                                                                                  5,825,613.00
              189  Total with Banco Santander                                                                 10,339,228.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
BSC31P  680119666       90,162.87   05/01/97   04/01/12   178.00   06/01/97   80.0  12.250         947.30
BSC31P  680119674       79,641.92   04/07/97   03/07/12   177.17   06/07/97   52.1  11.500         934.55
BSC31P  680119716       52,367.69   04/04/97   03/04/12   177.07   07/04/97   86.5  10.600         586.93
BSC31P  680119807       64,350.00   03/21/97   02/21/12   176.71   06/21/97   90.0  11.450         634.80
BSC31P  680120235       81,704.93   04/11/97   03/11/17   237.30   06/11/97   80.9  10.050         791.22
BSC31P  680120615       78,705.19   05/01/97   04/01/12   178.00   07/01/97   80.0  13.000         884.96
BSC31P  680120920       64,096.64   04/19/97   03/19/17   237.57   06/19/97   89.5  11.100         669.12
BSC31P  680121472       63,478.30   03/20/97   02/20/12   176.68   06/20/97   75.0  11.950         653.29
BSC31P  680122231       49,903.19   03/14/97   02/14/12   176.48   05/14/97   84.9  12.350         611.39
BSC31P  680122678       17,890.88   05/04/97   04/04/12   178.09   07/04/97   79.9  13.100         228.93
BSC31P  680122967       60,000.00   04/05/97   03/05/12   177.11   06/05/97   72.2  11.950         718.17
BSC31P  680123007      112,414.62   04/07/97   03/07/17   237.17   06/07/97   90.0  10.990       1,160.45
BSC31P  680124245       14,735.91   05/01/97   04/01/12   178.00   06/01/97   89.9  11.550         172.78
BSC31P  680124674       67,383.26   03/21/97   02/21/12   176.71   05/21/97   82.7  12.400         827.56
BSC31P  680125077      110,500.00   03/19/97   02/19/12   176.65   05/19/97   65.0  15.340       1,427.30
BSC31P  680125309       21,962.21   04/21/97   03/21/12   177.63   06/21/97   87.8  11.350         254.91
BSC31P  680127206      154,809.91   05/01/97   04/01/27   358.00   06/01/97   82.6  11.000       1,479.91
BSC31P  680131679       97,966.20   05/02/97   04/02/12   178.03   06/02/97   85.0  13.900       1,153.42
        -------------------------                         ------              -------------------------
               82    5,808,844.55                         204.02              78.9  11.868      62,493.76
              189   10,310,503.54                         205.12              79.4  11.829     110,954.60

                                                                 Page 30 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC690  680042371  THOMAS EDDIE L SR         407 CASPER COURT               FAYETTEVILLE          NC  28303       58,272.00
MLC690  680062213  ADAMS C EDWARD            2497 SANDY LN                  NAPLES                FL  34112       57,000.00
MLC690  680073772  WENDELGASS STEPHEN        3 ARDSLEY CIRCLE               CHURCHVILLE           NY  14428       22,000.00
MLC690  680086899  JIMENEZ MARIA J           12710 POLLY PL                 TAMPA                 FL  33625       13,800.00
MLC690  680087004  BAKER BRIAN K             7077 BETHEL CT                 RIVERDALE             GA  30296       29,000.00
MLC690  680099546  SULLIVAN JOANNE           143 SUNDUST ROAD               EIGHTY FOUR           PA  15330      178,000.00
MLC690  680120318  MOYER RONALD L            4224 GERYVILLE PIKE            GREEN LANE            PA  18054       25,000.00
MLC690  680123593  BLAKE VALERIE             2924 MICKLE AVENUE             BRONX                 NY  10469      185,000.00
MLC690  680126034  FINDLEY THERESA ANN       3631 JONQUIL LANE              WINTER PARK           FL  32792       82,450.00
MLC690  680126687  RENZI DOMINIC             380 CYPRESS CREEK CIRCLE       OLDSMAR               FL  34677       10,000.00
MLC690  680127073  RYBAK STANLEY             19 BLUE JAY LANE               LEVITTOWN             NY  11756       35,500.00
MLC690  680128535  REILLY DIANA W            114 N BERNE ST                 SCHUYLKILL HAVEN      PA  17972       61,910.00
MLC690  680128873  MACARI GERALD             41 CHARLES MARY LN             STAMFORD              CT  06908       32,000.00
MLC690  680128949  SWEARER LEONARD R         320 EDGEWORTH ST               MIDDLESEX             NJ  08846       18,000.00
MLC690  680129319  MARKOVITCH IVAN P         306 RIDGE AVENUE               ALLENTOWN             PA  18102       38,400.00
MLC690  680130218  RITTER CHRISTOPHE S       434 N WEST STREET              CARLISLE              PA  17013       60,000.00
MLC690  680130226  MURPHY PATRICK D          43 POPLAR AVE                  POMPTON PLAINS        NJ  07444       35,500.00
MLC690  680130317  BLOOM PAUL R              16 LAWRENCE AVE                STANHOPE              NJ  07874       14,000.00
MLC690  680130796  ANDRE ITELUS              490 4901/2492 BENEDICT AVE     TARRYTOWN             NY  10591      292,500.00
MLC690  680130903  RODGERS ROBERT            374 DOUGLAS STREET             BROOKLYN              NY  11217      144,500.00
MLC690  680132149  HARKER DEBORA J           5814 CATOCTIN OVERLOOK DR      MOUNT AIRY            MD  21771       27,500.00
MLC690  680132164  POLLASTRO ANDREW          8571 BUTTON RD                 CICERO                NY  13039       50,000.00
MLC690  680133238  BLANCHARD GEORGE F        1600 BELLROSE DRIVE NORTH      CLEARWATER            FL  34616       46,000.00
MLC690  680133394  WARREN PAUL               RR 1 BOX 392                   CANDLER               NC  28715       64,800.00
MLC690  680133501  VENEZIAN RICHARD R        35 MANLY PL                    NEW HYDE PARK         NY  11040       42,000.00
MLC690  680133626  BALKITS JOHN E            47 MAIN ST                     KERHONKSON            NY  12446       36,000.00
MLC690  680133642  GREEN SHELBY D            102 RICHARDS RD                KENT                  CT  06785       34,500.00
MLC690  680134756  ZLOCHOWER BRIAN J         12 DIANE LANE                  EAST NORTHPORT        NY  11731       29,200.00
MLC690  680134988  GILBERT MONIQUE Y.        6908 TIMBERWOOD DR             FAYETTEVILLE          NC  28314       15,950.00
MLC690  680135183  SWICK ROSE P              3134 WOODHOME AVE              BALTIMORE             MD  21234       93,500.00
MLC690  680135316  KOHL LAWRENCE             49 GAULDY AVE                  STATEN ISLAND         NY  10314      124,000.00
MLC690  680135506  SAAD MOHAMED HASSON       5844 CROWFOOT DRIVE            BURKE                 VA  22015       33,500.00
MLC690  680136066  MYERS DAVID               153 S MAIN ST                  NORWALK               CT  06854       64,800.00
MLC690  680136140  BYRD BRENDA BURNETTE      560 ELMWOOD DRIVE              ATLANTA               GA  30306       42,500.00
MLC690  680136413  BADIO KERLINE P           17 MEADOWVIEW AVE              STRATFORD             CT  06497       74,800.00
MLC690  680136470  BROOKS ROSA MARIE         2816 ELLICOTT DR               BALTIMORE             MD  21216       48,000.00
MLC690  680136942  CROOMS STANLEY N          250 MIRROR LAKE DRIVE          ST PETERSBURG         FL  33701       62,000.00
MLC690  680137015  PERRY ANTHONY J           35 DUFRESNE DRIVE              TEWKSBURY             MA  01876       20,000.00
MLC690  680137353  HILBORNE DONALD           23 STETSON AVE                 PLATTSBURGH           NY  12901       15,500.00
MLC690  680137601  NATALONI ROBERT C         81 OLD FIELD ROAD              EAST SETAUKET         NY  11733       87,000.00
MLC690  680137619  WELCH ALAN L              203 GREENRIDGE RD              GREENSBURG            PA  15601       42,100.00
MLC690  680137775  MELLION DAVID A           1 BEAVER CT                    NEW CITY              NY  10956       40,200.00
MLC690  680138138  LINEHAN ROBERT H          7742 RAYMARY STREET            BOKEELIA              FL  33922       22,320.00
MLC690  680138237  SCHIMAN CHARLES R         5155 PUETZ ROAD                STEVENSVILLE          MI  49127       40,300.00
MLC690  680138310  NICHOLS MARK S            403 SOUTH 13TH STREET          HARRISBURG            PA  17103       26,500.00
MLC690  680139102  PANCIA THOMAS             193 WANSER AVE                 INWOOD                NY  11096       28,500.00
MLC690  680139375  DAVIS JOHN EDWARD         4324 HARTFORD HILLS DR         SUITLAND              MD  20746       40,000.00
MLC690  680139482  APONTE BRIAN              26 NATELLE AVENUE              BROOKSVILLE           FL  34601       50,400.00
MLC690  680139755  NORCROSS JOHN A           105 MC CLELLAND AVE            POLK                  PA  16342       21,600.00
MLC690  680139813  ALLAN JEANNE M            2531 SEA OATS CIRCLE SOUTH     LAKELAND              FL  33815       31,000.00
MLC690  680140183  HOCKERSMITH RAYMOND C JR  7330 BELL CREEK RD             MUNCIE                IN  47302       38,000.00
MLC690  680140373  JACKSON DIANE             911 4TH ST                     UNION BEACH           NJ  07735       78,500.00
MLC690  680140647  JOHNSON MILDRED           513 FITZGERALD DRIVE           EATONVILLE            FL  32751       53,200.00
MLC690  680141090  DUNLAP HOWARD L           3726 WILDWOOD FARMS DRIVE      DULUTH                GA  30136       23,750.00
MLC690  680141702  HOLLAND GREGORY D         6551 SKYVIEW LANE              COOPERSBURG           PA  18036       23,300.00
MLC690  680142163  SEYFRIED NANCY            88 MONTGOMERY ST               MIDDLETOWN            NY  10940       47,000.00
MLC690  680142791  THIBODEAU GINAMARIE       203M THUNDERHILL RD            WOODBOURNE            NY  12788       77,350.00
MLC690  680142825  BAHANONDE HIMILZE         90-41 176TH STREET             JAMAICA               NY  11432      127,500.00
MLC690  680143518  LEAR DENNIS C             40 FOREST DRIVE                MOUNTAINTOP           PA  18707       96,840.00
MLC690  680143583  GREIS BERND W             4520 TARALEY CT                ELLICOTT CITY         MD  21042       67,000.00
MLC690  680143591  SPROUSE MANDY LEE         308 RED OAK LN                 CRESSON               PA  16630       12,203.00
MLC690  680143815  KORTMAN GERALD P          1519 8TH AVENUE COURT SE       PUYALLUP              WA  98372       32,250.00
MLC690  680144185  POLLACK SIDNEY            152 NORTHWOOD DR               MIDDLEBURY            CT  06762       44,485.00
MLC690  680144706  NEVILLE DAVID T           9281 84TH STREET NORTH         LARGO                 FL  33777       12,300.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
MLC690  680042371      57,645.00   12/25/96   11/25/11   173.82   05/25/97   74.7  10.600         647.76
MLC690  680062213      56,802.41   01/27/97   12/27/16   234.87   05/27/97   61.7  12.250         637.58
MLC690  680073772      21,731.20   02/02/97   01/02/07   115.07   06/02/97   84.1  11.550         309.94
MLC690  680086899      13,706.31   02/14/97   01/14/12   175.46   06/14/97   84.9  12.350         168.74
MLC690  680087004      28,854.52   02/06/97   01/06/12   175.20   06/06/97   80.0  11.100         331.44
MLC690  680099546     178,000.00   04/10/97   03/10/12   177.27   05/10/97   66.9  11.250       1,728.85
MLC690  680120318      24,930.58   04/12/97   03/12/12   177.34   06/12/97   80.0  13.250         320.43
MLC690  680123593     184,854.32   05/15/97   04/15/27   358.45   06/15/97   80.4  10.900       1,747.83
MLC690  680126034      81,633.61   03/26/97   02/26/12   176.88   06/26/97   85.0   9.850         878.46
MLC690  680126687       9,897.30   03/19/97   02/19/12   176.65   06/19/97   85.0  11.500         116.82
MLC690  680127073      35,405.23   05/09/97   04/09/12   178.26   05/09/97   89.6  11.600         354.26
MLC690  680128535      61,572.36   03/24/97   02/24/17   236.81   06/24/97   80.4   9.300         569.02
MLC690  680128873      32,000.00   04/26/97   03/26/12   177.80   05/26/97   74.8  12.450         340.29
MLC690  680128949      17,585.14   03/26/97   02/26/07   116.88   06/26/97   70.1   9.900         236.88
MLC690  680129319      38,322.34   05/01/97   04/01/27   358.00   07/01/97   80.0  12.500         409.83
MLC690  680130218      59,801.53   04/21/97   03/21/12   177.63   06/21/97   68.5  10.050         528.76
MLC690  680130226      35,430.05   04/24/97   03/24/12   177.73   06/24/97   89.8  13.400         458.54
MLC690  680130317      13,943.83   04/03/97   03/03/12   177.04   06/03/97   78.8  10.500         154.76
MLC690  680130796     291,763.66   12/22/96   11/22/26   353.72   06/22/97   90.0  11.990       3,006.44
MLC690  680130903     144,500.00   04/27/97   03/27/12   177.83   05/27/97   85.0  12.100       1,497.48
MLC690  680132149      27,263.49   03/26/97   02/26/12   176.88   06/26/97   84.9  12.950         347.04
MLC690  680132164      49,752.75   04/21/97   03/21/17   237.63   06/21/97   64.1  11.250         524.63
MLC690  680133238      45,573.51   03/28/97   02/28/12   176.94   06/28/97   89.2  11.600         540.30
MLC690  680133394      64,616.54   04/24/97   03/24/12   177.73   06/24/97   90.0  12.300         790.26
MLC690  680133501      42,000.00   05/09/97   04/09/12   178.26   06/09/97   84.6  10.350         379.49
MLC690  680133626      35,760.20   04/04/97   03/04/17   237.07   07/04/97   75.0  13.990         447.41
MLC690  680133642      34,448.87   04/14/97   03/14/12   177.40   06/14/97   88.0  12.300         420.74
MLC690  680134756      29,117.90   05/07/97   04/07/17   238.19   06/07/97   85.8  13.000         342.10
MLC690  680134988      15,606.48   04/21/97   03/21/12   177.63   07/21/97   89.5  11.500         186.33
MLC690  680135183      93,500.00   04/03/97   03/03/12   177.04   06/03/97   85.0  12.800       1,019.70
MLC690  680135316     124,000.00   05/01/97   04/01/12   178.00   06/01/97   71.2  11.500       1,227.96
MLC690  680135506      33,500.00   04/25/97   03/25/12   177.76   05/25/97   84.9  12.500         357.53
MLC690  680136066      64,800.00   04/24/97   03/24/12   177.73   05/24/97   80.9  13.250         729.50
MLC690  680136140      42,437.89   04/04/97   03/04/12   177.07   06/04/97   79.8  13.250         478.45
MLC690  680136413      74,694.81   03/28/97   02/28/12   176.94   05/28/97   85.0  10.050         659.19
MLC690  680136470      48,000.00   04/03/97   03/03/12   177.04   06/03/97   79.3  14.700         595.43
MLC690  680136942      61,686.49   04/14/97   03/14/12   177.40   06/14/97   79.9  10.750         694.99
MLC690  680137015      20,000.00   05/03/97   04/03/12   178.06   05/03/97   83.2  12.600         247.81
MLC690  680137353      15,500.00   05/01/97   04/01/17   238.00   06/01/97   79.9  14.250         195.57
MLC690  680137601      86,579.50   05/02/97   04/02/12   178.03   07/02/97   86.2  11.400       1,010.80
MLC690  680137619      42,100.00   05/01/97   04/01/17   238.00   06/01/97   80.0  11.750         456.24
MLC690  680137775      39,947.26   03/27/97   02/27/17   236.91   06/27/97   84.9  12.750         463.83
MLC690  680138138      22,087.25   04/17/97   03/17/07   117.50   06/17/97   65.6  11.750         317.01
MLC690  680138237      39,784.43   05/01/97   04/01/27   358.00   08/01/97   54.4   9.650         343.28
MLC690  680138310      26,277.94   04/10/97   03/10/07   117.27   06/10/97   66.2   9.650         345.08
MLC690  680139102      28,500.00   05/01/97   04/01/12   178.00   06/01/97   89.0  11.800         288.77
MLC690  680139375      39,776.85   04/05/97   03/05/12   177.11   06/05/97   89.8  10.990         454.39
MLC690  680139482      50,400.00   04/14/97   03/14/12   177.40   05/14/97   80.0  12.850         551.62
MLC690  680139755      21,568.05   05/01/97   04/01/12   178.00   07/01/97   80.0  13.500         247.41
MLC690  680139813      30,843.94   04/10/97   03/10/12   177.27   06/10/97   79.4  11.750         367.08
MLC690  680140183      38,000.00   05/08/97   04/08/12   178.22   06/08/97   74.9  11.250         437.89
MLC690  680140373      78,331.35   05/01/97   04/01/12   178.00   06/01/97   58.1  11.250         904.59
MLC690  680140647      53,175.19   05/01/97   04/01/27   358.00   06/01/97   80.0  11.250         516.71
MLC690  680141090      23,722.61   05/01/97   04/01/12   178.00   06/01/97   85.0  12.000         285.04
MLC690  680141702      23,300.00   05/01/97   04/01/12   178.00   06/01/97   80.0  12.990         294.65
MLC690  680142163      47,000.00   05/14/97   04/14/12   178.42   05/14/97   62.6  10.150         509.39
MLC690  680142791      76,795.81   05/01/97   04/01/07   118.00   06/01/97   85.0  10.500       1,043.72
MLC690  680142825     127,255.58   05/01/97   04/01/27   358.00   07/01/97   85.0  10.500       1,166.29
MLC690  680143518      96,705.90   04/26/97   03/26/27   357.80   06/26/97   90.0  10.900         914.92
MLC690  680143583      66,973.84   04/14/97   03/14/12   177.40   06/14/97   67.5  13.100         746.39
MLC690  680143591      11,882.71   01/23/97   12/23/06   114.74   06/23/97   90.0  12.500         178.62
MLC690  680143815      32,031.66   05/04/97   04/04/12   178.09   07/04/97   88.7  11.150         369.60
MLC690  680144185      44,485.00   05/01/97   04/01/17   238.00   06/01/97   84.9  12.650         510.12
MLC690  680144706      12,242.00   05/01/97   04/01/12   178.00   07/01/97   90.0  11.800         146.04

                                                                 Page 31 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC690  680144938  WEAVER NATALIE J          10381 KUMQUAT LANE             SEMINOLE              FL  34642       26,500.00
MLC690  680144946  HAUK JO ANN               2164 26TH AVENUE NORTH         ST PETERSBURG         FL  33713       42,500.00
MLC690  680145687  GIGUERE RICHARD A         144 CUMBERLAND RD              LOWELL                MA  01850       17,000.00
MLC690  680146024  GENTRY CHARLES E          2242 BUENA VISTA DRIVE         CLEARWATER            FL  34624       46,000.00
MLC690  680146115  GLAGOLA STEPHEN           601 E MAIN ST                  MIDDLETOWN            MD  21769       28,000.00
MLC690  680146859  SIMPSON RICHARD H         5920 ELM STREET                ACWORTH               GA  30102       28,800.00
MLC690  680147279  SETINSEK RONALD E         1935 VALLEY GREEN ROAD         ETTERS                PA  17319       12,400.00
MLC690  680147667  YURICK RONALD M           760 BROOKLINE TRACE            ALPHARETTA            GA  30202       90,000.00
MLC690  680148020  ALEJANDRO VICTOR M        2853 DEWEY AVE                 BRONX                 NY  10465       35,000.00
MLC690  680148160  OCONNOR DAVID             63 GREENWOOD AVNEUE            GREENWOOD LAKE        NY  10925       57,400.00
MLC690  680148269  SHIN CHUN S               8509 HEATHER POINT DR          SPRINGFIELD           VA  22152       70,000.00
MLC690  680148335  BUTLER MARGARET           937 E 54TH ST                  BROOKLYN              NY  11234      218,700.00
MLC690  680148392  MCKENZIE LEONIE           444 POPLAR ST                  NEW HAVEN             CT  06513       52,700.00
MLC690  680148897  NICHOLS ANNYE             1035 9TH AVENUE SOUTH          ST PETERSBURG         FL  33705       24,375.00
MLC690  680148921  OLP GENE A                4770 HIGHLANDS PLACE DRIVE     LAKELAND              FL  33813       41,750.00
MLC690  680149150  RYDER AUSTIN F JR         5826 MASSACHUSETTS AVENUE      NEW PORT RICHEY       FL  34652       19,250.00
MLC690  680149531  LEBLANC LOUIS C           2610 OUTRIDGE COURT            ORANGE PARK           FL  32065       30,190.00
MLC690  680149739  ORTEGA SHIRLEY            545 HINSDALE STREET            BROOKLYN              NY  11207      111,000.00
MLC690  680149812  MARINO CARMINE            302 12TH ST                    WEST BABYLON          NY  11704       60,000.00
MLC690  680149879  MANGER WAYNE M            9 SUGAR CT                     CATONSVILLE           MD  21228       22,800.00
MLC690  680149952  MORSE MATTIE E            5202 KENSTAN DR                TEMPLE HILLS          MD  20748       59,600.00
MLC690  680150000  CURRY CHARLES W           7008 S DESOTA STREET           TAMPA                 FL  33616       34,400.00
MLC690  680150158  RHEE SUN BOCK             1 FLEETWOOD RD                 COMMACK               NY  11725      129,000.00
MLC690  680150281  MORGAN JAMES J            2825 CEDARIDGE DRIVE           TAMPA                 FL  33618       20,700.00
MLC690  680150349  WOOD DANIEL LEE           20007 GORE MILL RD             FREELAND              MD  21053      136,000.00
MLC690  680150596  DESMOND DIANNE            6280 CRANBROOK COURT           SPRING HILL           FL  34606       10,500.00
MLC690  680151222  KRASNIQI ASLLAN           6 CHAUNCY RD                   CARMEL                NY  10512       99,450.00
MLC690  680151255  WENTWORTH CARL A          6900 ALBATROSS LN              HUDSON                FL  34667       38,250.00
MLC690  680151669  CAIN WILLIAM R JR         6665 3RD AVENUE                RICHMOND              VA  23231       68,400.00
MLC690  680151925  CREECH CAROLYN W.         428 EAST STALLINGS STREET      CLAYTON               NC  27520       36,000.00
MLC690  680152584  LOWRY ERIC L              128 COUNTRY LANE               GLOVERSVILLE          NY  12078       24,000.00
MLC690  680153046  RUBINO JOHN               35 HALLIDAY ROAD               CORAM                 NY  11727       30,000.00
MLC690  680153087  VEREEN JOANNE             4437 10TH AVENUE SOUTH         ST PETERSBURG         FL  33711       47,700.00
MLC690  680153350  ALIREZAEI HOSSEIN         13590 SOUTHWEST 73RD COURT     MIAMI                 FL  33156       51,450.00
MLC690  680153368  ESPEY ROYCE W             8012 STILLBREEZE DRIVE         FUQUAY VARINA         NC  27526       22,000.00
MLC690  680153673  BRESCIA STEVEN T          4 CHELSEA LANE                 CHESTNUT RIDGE        NY  10977       35,000.00
MLC690  680153921  WILLIS MILBURNE           4801 OLD YORK RD               BALTIMORE             MD  21212       56,000.00
MLC690  680154127  WALLACE LESLIEANN J       94 DABOLL STREET               PROVIDENCE            RI  02907       14,500.00
MLC690  680154440  MCELVEEN RODNEY P         288 BELLEVIEW BOULEVARD        BELLEAIR              FL  34616      108,400.00
MLC690  680154614  HINDLE NORRIS CECIL       16609 PRINCE FREDERICK ROA     HUGHESVILLE           MD  20637       27,200.00
MLC690  680155066  SOTO SAMUEL               240 A VERNON AVE               BROOKLYN              NY  11206       85,000.00
MLC690  680155157  MURPHY JOANNE A           560 VALLEY AVENUE              WESTCHESTER           NY  10703       25,000.00
MLC690  680155280  CAREY JAMES K             17719 BONIFAY LANE             SPRING HILL           FL  34610       37,000.00
MLC690  680155553  WILLIAMS FANNIE           5920 CATAWBA WAY               COLLEGE PARK          GA  30349      123,250.00
MLC690  680155728  ENGLISH CASSANDRA         1071 STRAIGHT PATH             WEST BABYLON          NY  11704       98,400.00
MLC690  680156163  WRAY CARLA V              22435 SW 108TH AVENUE          TUALATIN              OR  97062      101,250.00
MLC690  680156361  JONES DONNA               207 FRONT AVENUE               BRENTWOOD             NY  11717       25,000.00
MLC690  680156569  KOSINSKI JAMES E          8557 STATE HIGHWAY 30          DELANSON              NY  12053       16,900.00
MLC690  680157211  BOOTH DAVID               1171 KALREDA ROAD              YORK                  PA  17402      180,000.00
MLC690  680157237  SIDDIQUI MOHAMMED S       320 CEDAR ROAD                 ELKINS PARK           PA  19027       21,300.00
MLC690  680157328  JACKSON KATIE MAE         2670 HIGHWAY 38 SOUTH          BLENHEIM              SC  29516       28,000.00
MLC690  680157583  WHEELER DENNIS            159 KINDERKAMACK RD            HILLSDALE             NJ  07642      130,400.00
MLC690  680157740  ORDANOFF NANCY L          6515 DANNER ROAD               HARRISBURG            PA  17112       40,800.00
MLC690  680158177  GOULAS DEMETRIOS          12716 MULBERRY LANE            HUDSON                FL  34667       35,200.00
MLC690  680158268  FRANK RICHARD L           1070 ALLISON AVENUE            WASHINGTON            PA  15301       14,971.00
MLC690  680159639  LANG CHARLES A            716 SHADY LN                   CLEARWATER            FL  34624       15,000.00
MLC690  680159951  REITZEL ARLENE            39 PUTNAM AVE                  PATCHOGUE             NY  11772       60,000.00
MLC690  680160009  SMITH TIMOTHY P           433 TILGHMAN STREET            ALLENTOWN             PA  18102       42,000.00
MLC690  680160090  REITZEL ARLENE F          38 PUTNAM AVE                  PATCHOGUE             NY  11772       20,000.00
MLC690  680160132  GREENE LORRIE C           40 ST FRANCIS STREET           ROOSEVELT             NY  11575      102,000.00
MLC690  680160215  ADAMS JAMES L             29 SOUTH BALTIMORE STREET      FRANKLINTOWN          PA  17323       57,400.00
MLC690  680160264  OKAFOR JAY MICHAEL        240 EAST SIDE AVENUE           ATLANTA               GA  30316       38,500.00
MLC690  680160306  RE THOMAS G               11098 GOLDEN EAGLE AVENUE      BROOKSVILLE           FL  34613      154,000.00
MLC690  680160439  CHURCH JOSEPHINE K        5246 CACTUS DRIVE              PITTSBURGH            PA  15326       55,000.00

                    Cut-off Date    First                                Original Current    Scheduled
                      Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account       Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
------------------------------------------------------------------------------------------------------
MLC690  680144938     26,367.52   05/01/97   04/01/17   238.00   07/01/97   74.6  10.900         271.73
MLC690  680144946     42,421.55   04/24/97   03/24/27   357.73   06/24/97   85.0  11.900         433.89
MLC690  680145687     17,000.00   05/01/97   04/01/12   178.00   06/01/97   89.7  12.750         212.30
MLC690  680146024     46,000.00   05/07/97   04/07/12   178.19   05/07/97   84.9  12.850         503.46
MLC690  680146115     27,891.48   04/19/97   03/19/12   177.57   06/19/97   16.1  12.250         293.41
MLC690  680146859     28,770.34   05/01/97   04/01/12   178.00   06/01/97   60.0  11.300         332.79
MLC690  680147279     12,374.88   05/07/97   04/07/12   178.19   06/07/97   84.9  12.650         154.05
MLC690  680147667     90,000.00   04/21/97   03/21/12   177.63   06/21/97   89.7  11.300         877.55
MLC690  680148020     34,839.61   05/09/97   04/09/12   178.26   07/09/97   80.1  12.550         374.90
MLC690  680148160     57,211.28   04/28/97   03/28/12   177.86   06/28/97   70.0   9.400         478.47
MLC690  680148269     69,877.16   04/19/97   03/19/12   177.57   06/19/97   73.3  11.250         806.64
MLC690  680148335    218,700.00   05/01/97   04/01/12   178.00   06/01/97   90.0  11.050       2,091.00
MLC690  680148392     52,509.01   04/18/97   03/18/12   177.53   06/18/97   85.0  12.000         632.49
MLC690  680148897     24,192.84   05/04/97   04/04/12   178.09   07/04/97   75.0  10.050         262.68
MLC690  680148921     41,540.56   04/28/97   03/28/12   177.86   06/28/97   79.5  10.150         452.49
MLC690  680149150     19,134.69   04/27/97   03/27/12   177.83   06/27/97   85.0  10.550         213.39
MLC690  680149531     30,186.53   04/26/97   03/26/12   177.80   05/26/97   85.8  12.150         365.25
MLC690  680149739    110,211.69   05/01/97   04/01/17   238.00   06/01/97   69.3   9.800       1,056.51
MLC690  680149812     59,978.28   05/01/97   04/01/17   238.00   06/01/97   51.2   9.900         575.04
MLC690  680149879     22,800.00   05/14/97   04/14/12   178.42   06/14/97   73.0  13.350         258.47
MLC690  680149952     59,600.00   05/02/97   04/02/12   178.03   06/02/97   84.7  12.750         744.31
MLC690  680150000     33,867.05   04/26/97   03/26/07   117.80   06/26/97   65.5   9.650         447.96
MLC690  680150158    128,715.88   05/14/97   04/14/12   178.42   06/14/97   84.9  13.450       1,472.51
MLC690  680150281     20,698.75   05/01/97   04/01/07   118.00   06/01/97   84.6  12.250         299.98
MLC690  680150349    135,965.19   04/19/97   03/19/27   357.57   06/19/97   74.7  11.450       1,341.61
MLC690  680150596     10,488.99   05/09/97   04/09/12   178.26   06/09/97   81.1  12.400         128.73
MLC690  680151222     99,332.95   04/25/97   03/25/12   177.76   06/25/97   85.0  12.000       1,022.96
MLC690  680151255     38,250.00   05/09/97   04/09/17   238.26   05/09/97   76.5  11.750         414.52
MLC690  680151669     68,055.42   05/01/97   04/01/27   358.00   07/01/97   80.0   9.600         580.14
MLC690  680151925     35,938.75   05/04/97   04/04/12   178.09   06/04/97   51.4  11.200         348.29
MLC690  680152584     23,847.28   05/07/97   04/07/12   178.19   07/07/97   89.3  11.550         281.13
MLC690  680153046     29,961.86   05/01/97   04/01/12   178.00   06/01/97   89.6  11.550         351.41
MLC690  680153087     47,552.95   04/24/97   03/24/12   177.73   06/24/97   90.0  11.050         456.06
MLC690  680153350     51,373.40   04/25/97   03/25/17   237.76   05/25/97   85.0  11.900         562.93
MLC690  680153368     21,849.65   05/08/97   04/08/07   118.22   06/08/97   87.3  11.150         304.92
MLC690  680153673     34,955.22   05/01/97   04/01/12   178.00   06/01/97   84.1   9.650         368.65
MLC690  680153921     55,975.40   04/24/97   03/24/12   177.73   06/24/97   74.6  11.750         565.27
MLC690  680154127     14,500.00   05/04/97   04/04/12   178.09   06/04/97   80.0  13.350         186.81
MLC690  680154440    108,313.41   04/24/97   03/24/12   177.73   06/24/97   84.9  12.500       1,156.91
MLC690  680154614     26,974.17   05/09/97   04/09/12   178.26   07/09/97   79.6  10.550         301.51
MLC690  680155066     84,731.86   05/09/97   04/09/12   178.26   06/09/97   50.0   9.500         887.59
MLC690  680155157     24,911.32   04/10/97   03/10/17   237.27   06/10/97   87.6  12.500         284.04
MLC690  680155280     36,908.23   04/14/97   03/14/17   237.40   06/14/97   77.8  12.700         425.60
MLC690  680155553    123,219.15   05/11/97   04/11/27   358.32   06/11/97   85.0  10.300       1,109.03
MLC690  680155728     98,400.00   04/26/97   03/26/12   177.80   05/26/97   80.0  12.990       1,087.73
MLC690  680156163    101,159.97   05/08/97   04/08/17   238.22   06/08/97   87.8  11.550       1,083.25
MLC690  680156361     24,977.77   05/01/97   04/01/17   238.00   06/01/97   88.7  11.550         267.47
MLC690  680156569     16,845.57   04/26/97   03/26/12   177.80   06/26/97   86.9  11.550         197.96
MLC690  680157211    179,888.87   04/27/97   03/27/12   177.83   06/27/97   87.8  11.300       1,755.11
MLC690  680157237     21,249.01   05/07/97   04/07/12   178.19   06/07/97   85.0  12.500         262.53
MLC690  680157328     27,928.69   04/24/97   03/24/12   177.73   05/24/97   70.0  11.500         327.09
MLC690  680157583    130,400.00   05/04/97   04/04/27   358.09   05/04/97   80.0  12.750       1,417.05
MLC690  680157740     40,539.99   05/01/97   04/01/12   178.00   07/01/97   41.0   9.400         423.59
MLC690  680158177     34,887.93   05/01/97   04/01/12   178.00   07/01/97   80.0  12.800         383.89
MLC690  680158268     14,971.00   05/07/97   04/07/12   178.19   06/07/97   87.9  11.800         177.76
MLC690  680159639     14,907.15   05/09/97   04/09/12   178.26   06/09/97   76.0  10.550         166.28
MLC690  680159951     59,609.82   05/08/97   04/08/17   238.22   07/08/97   70.5   9.800         571.08
MLC690  680160009     41,966.19   05/07/97   04/07/27   358.19   06/07/97   70.0  10.500         384.19
MLC690  680160090     19,854.41   05/08/97   04/08/17   238.22   07/08/97   68.5  10.300         197.00
MLC690  680160132    101,116.16   04/28/97   03/28/12   177.86   06/28/97   72.8   9.800         880.08
MLC690  680160215     57,144.14   04/28/97   03/28/12   177.86   06/28/97   70.0  11.250         557.50
MLC690  680160264     38,500.00   05/04/97   04/04/27   358.09   06/04/97   70.0  10.000         337.86
MLC690  680160306    153,917.99   05/01/97   04/01/27   358.00   06/01/97   83.2  10.300       1,385.72
MLC690  680160439     54,786.39   05/08/97   04/08/27   358.22   07/08/97   64.7  10.200         490.81

                                                                 Page 32 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC690  680161312  VAUGHN MARY L             8308 41ST AVENUE NORTH         ST PETERSBURG         FL  33709       44,890.00
MLC690  680161502  NOURSE MICHAEL L          103 KERRWOOD LANE              CARY                  NC  27513       29,900.00
MLC690  680163334  DELORENZO JOSEPH          18 DEERFIELD LANE              MELVILLE              NY  11747       30,000.00
MLC690  680163490  ORMSBEE NANCY             2020 BIRCHWOOD LAKES           DINGMANS FERRY        PA  18328       99,000.00
MLC690  680164001  TRAVERSO MAXIMO JR        240 19 93RD AVENUE             BELLEROSE             NY  11426       32,000.00
MLC690  680164365  MEGGS DANNY R             21367 BURKHARDT DRIVE          PORT CHARLOTTE        FL  33952       66,600.00
MLC690  680165040  MCGARITY LINDA LOUISE     1568 SCUFFLEGRIT ROAD          MARIETTA              GA  30062       24,000.00
MLC690  680165206  MCKINNEY BERYL            137 BAYBERRY DRIVE             FRANKLIN TWP          NJ  08873       98,800.00
MLC690  680165594  DRESCHER GOETZ            10 RED FOX DRIVE               NEW HOPE              PA  18938       94,000.00
MLC690  680165859  MCGOLDRICK JAMES          12709 SHELL POINT DRIVE        BAYONET POINT         FL  34667       12,000.00
MLC690  680166311  QUICK LINDA M             30205 CLEARVIEW DRIVE          ZEPHYRHILLS           FL  33544       29,250.00
MLC690  680168648  KARCHER RODERICK R        4738 DARTMOUTH AVE N           SAINT PETERSBURG      FL  33713       37,100.00
MLC690  680170123  SIEMINKEWICZ PAUL R       RD 5 BOX 158A                  LIGONIER              PA  15658      107,200.00
MLC690  680173473  HARGROVE GLORIA           1136 YACHTSMAN LANE            PUNTA GORDA           FL  33983       42,100.00
MLC690  680173499  TREVELYAN RICHARD L       10494 SLEEPY BROOK WAY         BOCA RATON            FL  33428       82,450.00
        -------------------------------------                                                               ----------------
              143  Sale Total                                                                                  7,899,556.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
MLC690  680161312       44,686.65   04/27/97   03/27/12   177.83   06/27/97   67.0  13.990         531.53
MLC690  680161502       29,900.00   05/07/97   04/07/12   178.19   06/07/97   84.5  12.100         360.78
MLC690  680163334       29,842.72   05/02/97   04/02/12   178.03   07/02/97   49.9  11.100         342.87
MLC690  680163490       99,000.00   05/04/97   04/04/12   178.09   06/04/97   89.1  11.250         961.55
MLC690  680164001       31,892.43   05/16/97   04/16/12   178.49   06/16/97   85.7   9.900         341.92
MLC690  680164365       66,600.00   05/04/97   04/04/12   178.09   06/04/97   74.0  13.500         762.84
MLC690  680165040       23,948.89   05/08/97   04/08/12   178.22   06/08/97   88.7  12.050         288.81
MLC690  680165206       98,724.78   05/01/97   04/01/12   178.00   06/01/97   79.0  11.650         989.73
MLC690  680165594       94,000.00   05/09/97   04/09/12   178.26   06/09/97   85.0  12.500       1,158.57
MLC690  680165859       12,000.00   05/09/97   04/09/12   178.26   06/09/97   69.9  11.500         140.18
MLC690  680166311       29,250.00   05/04/97   04/04/12   178.09   06/04/97   75.0  11.750         346.36
MLC690  680168648       37,100.00   05/14/97   04/14/12   178.42   06/14/97   79.9  13.950         492.83
MLC690  680170123      107,178.60   12/01/96   11/01/11   173.00   06/01/97   80.0  10.800       1,004.72
MLC690  680173473       42,005.59   05/16/97   04/16/17   238.49   05/16/97   84.9  12.650         482.77
MLC690  680173499       82,379.57   05/15/97   04/15/27   358.45   06/15/97   85.8   9.600         699.31
        -------------------------                         ------              -------------------------
              143    7,879,959.77                         221.94              79.3  11.466      83,446.12

                                                                 Page 33 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC692  680008760  GISMONDI SUSAN B          286 BARRY SCOTT DRIVE          FAIRFIELD             CT  06432       59,500.00
MLC692  680012994  BATTISTE THOMAS           341 UNION CITY ROAD            NAUGATUCK             CT  06770       41,000.00
MLC692  680018637  NEFF WALTER               162 SEWARD ST                  CORTLANDT             NY  10511       31,100.00
MLC692  680026283  SCHNELL ROBERT            964 WEST FOURTH STREET         PLAINFIELD            NJ  07063       49,699.00
MLC692  680026671  OSULLIVAN DENNIS          170 NORWICH ROAD               SALEM                 CT  06420      102,000.00
MLC692  680032414  WILSON CLARENCE L JR      1040 RANDOLPH AVE              RAHWAY                NJ  07065       48,000.00
MLC692  680037991  GIOVINCO MARIA T          5202 CAREY RD                  TAMPA                 FL  33624       17,000.00
MLC692  680047339  PHANISHNARAI MOTIE        93-16 123RD STREET             JAMAICA               NY  11419       30,000.00
MLC692  680059854  FANGMAN EDWARD J          4309 HOFFMANVILLE RD           MILLERS               MD  21107       49,450.00
MLC692  680070752  DEE ARTHUR                56 WATERS STREET               DANVERS               MA  01823       25,000.00
MLC692  680087608  MELLON KENNETH DALE       2135 ANACONDA LANE             MAIDEN                NC  28650       54,400.00
MLC692  680095809  HINKLE GEOFFREY           307 SOUTH 17 1/2 ST            READING               PA  19602       36,000.00
MLC692  680100377  HINES JENETIA E           2086 PARK LANE                 WHITE CLOUDS          MI  49349       35,200.00
MLC692  680101318  EWART JAMES N JR          34458 CALLE CARMELITA          CAPISTRANO BEACH      CA  92624       29,000.00
MLC692  680101607  HALL TERRENCE             522 EAST 46TH STREET           BROOKLYN              NY  11203       29,400.00
MLC692  680102191  AUGUSTYN WALTER H JR      35 WILTAN DRIVE                MONROE                CT  06468       20,000.00
MLC692  680110012  EDWARDS PAUL C JR         402 PENNSY RD                  NEW PROVIDENCE        PA  17560       71,300.00
MLC692  680110756  PUGLIA THOMAS             532 NAUGHTON AVE               STATEN ISLAND         NY  10305       30,000.00
MLC692  680116266  MARION FELICIA J          6102 NORTH 4TH SREET           PHILADELPHIA          PA  19120       47,920.00
MLC692  680118296  KEELEN CHRISTOPHE E       45 E MOUNT AVE                 ATLANTIC HIGHLANDS    NJ  07716       21,000.00
MLC692  680123056  LEWIS MARK                116 NADIA CT                   PORT JEFFERSON        NY  11777      102,950.00
MLC692  680125200  GREENFIELD MARTIN         5 EUSTIS ST                    DANBURY               CT  06811       41,000.00
MLC692  680125960  MCCULLOUGH MICHAEL J      172 BRIDGE ST                  MORTON                PA  19070       15,000.00
MLC692  680130143  ANDREWS EARL R            34212 RUFFING ROAD             DADE CITY             FL  33525       19,146.00
MLC692  680130424  VIBBERT SHELTON C         3526 LIBBY LOOP                TAMPA                 FL  33619       35,700.00
MLC692  680130523  KRUGER GERARD             921 WEST BARTLETT ROAD         MIDDLE ISLAND         NY  11953       99,000.00
MLC692  680133527  GOFF WALTER               107 AMHURST DRIVE              GOLDSBORO             NC  27534       15,400.00
MLC692  680133634  SEIGLER GROVER M          ROUTE 1 BOX 950                ROUND O               SC  29474       30,400.00
MLC692  680134269  MORGAN HAROLD             274 E 203RD STREET             BRONX                 NY  10458       42,350.00
MLC692  680134715  SERGEANT ALFRED           1597 LINCOLN PL                BROOKLYN              NY  11233      100,800.00
MLC692  680135720  DUNPHY ROBERT B JR        124 CAPTAIN PIERCE RD          SCITUATE              MA  02066       35,000.00
MLC692  680136736  MURPHY MELANIE            29 TIMBERBROOK RD              FORT SALONGA          NY  11768      100,000.00
MLC692  680138179  ORTA DANIEL A             17506 DRIFTWOOD LANE           LUTZ                  FL  33549       35,200.00
MLC692  680139110  BARTON JERRY L            1660 BRANDON HALL DRIVE        DUNWOODY              GA  30350      145,000.00
MLC692  680140050  WENTZ LEO C               30 SPOTTED DEER DRIVE          TALLAHASSEE           FL  32304       21,000.00
MLC692  680142304  KO JUNG SOOK              431 HILLSIDE AVE               PALISADES PARK        NJ  07650       25,000.00
MLC692  680143096  WITMER SCOTT E            502 WEST MARKET STREET         WILLIAMSTOWN          PA  17098       75,000.00
MLC692  680143468  POLICELLA ANTHONY         71 GARBARINO AVE               WANAQUE               NJ  07465      161,500.00
MLC692  680143534  SPINELLI FRANK            8821 BEDELL LN                 BROOKLYN              NY  11236       47,000.00
MLC692  680144052  BOYKIN ROOSEVELT          211 CENTER ST                  LUMBERTON             NC  28358       46,000.00
MLC692  680145315  SMITH EDWARD L            205 SERENADE CT                MILLERSVILLE          MD  21108       54,000.00
MLC692  680145794  WILLIAMS BERNARD L        2809 CHELSEA TERRACE           BALTIMORE             MD  21216       42,000.00
MLC692  680147139  LAWRENCE GUY A            34 BROADWAY                    ROCKVILLE CENTRE      NY  11570       88,200.00
MLC692  680147972  VALENTIN NICHOLAS JR      2060 HERMANY AVE               BRONX                 NY  10473       95,000.00
MLC692  680148483  MCLEAN STERLING O         607 TILLMAN STREET             HILLSIDE              NJ  07205       68,200.00
MLC692  680148764  CONWAY JOHN F             59 PHYLDAN RD                  EAST HANOVER          NJ  07936       27,000.00
MLC692  680148962  JONES DARREN              53 STAFFORD ROAD               MANSFIELD             CT  06250       94,320.00
MLC692  680149648  BRUNSON CLAUDETTE         2036 E 54TH ST                 BROOKLYN              NY  11234      222,700.00
MLC692  680149986  BIDWELL KATHY A           315 LAKE SHORE DRIVE           LAKE HIAWATHA         NJ  07034      113,500.00
MLC692  680150695  SPANO ROBERT F            RD 1 BOX 1613 COOLBAUGH RO     E STROUDSBURG         PA  18330      130,000.00
MLC692  680151404  TERWILLIGER SHIRLEY M     170 PASCACK ROAD               HILLSDALE             NJ  07642      130,000.00
MLC692  680152691  NIHAS ARGIRIOS            3947 48 TH ST                  SUNNYSIDE             NY  11104       69,000.00
MLC692  680152923  DONES DAVID               59 POCONO FRST                 GOULDSBORO            PA  18424       15,050.00
MLC692  680153210  LUCERA ANTHONY O          48 WEDGEWOOD DRIVE             DANBURY               CT  06811       75,000.00
MLC692  680155017  SANTANA JULIO C           28 HAWTHORNE ST                PROVIDENCE            RI  02907       72,250.00
MLC692  680155835  SMITH JAY JR              5360 VALLEY DRIVE              CUMMING               GA  30131       47,600.00
MLC692  680156213  FLORES HORATIO P          4377 HUNTINGTON FOREST BLV     JACKSONVILLE          FL  32257       43,100.00
MLC692  680156833  GANGI CLAIRE              1 QUAIL RUN                    HAMPTON BAYS          NY  11946      213,600.00
MLC692  680157245  BARRECA KATHY             215 S MARKET ST                GIRARD                OH  44420       45,500.00
MLC692  680157724  GUIBAS JOHN C             164 08 85TH AVENUE             JAMAICA               NY  11432       38,000.00
MLC692  680157799  KOTHMAYER CAROLYN L       4677 THREE SPRINGS COURT       MARIETTA              GA  30062       26,800.00
MLC692  680157930  WIGLEY WILLIAM E          2641 WHITEHAVEN DR             MARIETTA              GA  30064       82,800.00
MLC692  680158391  SWEIGART KAREN A          100 CHAPEL VIEW DRIVE          REINHOLDS             PA  17569       50,000.00
MLC692  680158441  ROBENHYMER KEVIN          13 FENWOOD AVENUE              SMITHFIELD            RI  02917      126,000.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
MLC692  680008760      59,433.91   11/17/96   10/17/11   172.54   06/17/97   85.0  12.500         635.02
MLC692  680012994      40,327.61   10/30/96   09/30/16   231.98   05/30/97   84.8  11.500         437.24
MLC692  680018637      31,076.41   12/01/96   11/01/11   173.00   06/01/97   69.9  12.100         322.29
MLC692  680026283      49,602.80   11/17/96   10/17/11   172.54   06/17/97   70.9  10.400         450.90
MLC692  680026671     101,475.32   12/01/96   11/01/11   173.00   07/01/97   85.0  13.200       1,144.29
MLC692  680032414      47,708.51   01/16/97   12/16/11   174.51   05/16/97   80.0  12.600         516.01
MLC692  680037991      16,917.30   12/20/96   11/20/16   233.65   06/20/97   89.5  11.550         181.88
MLC692  680047339      29,300.09   01/17/97   12/17/06   114.54   06/17/97   87.9  11.600         423.50
MLC692  680059854      48,342.64   12/27/96   11/27/06   113.88   05/27/97   89.7  11.350         691.01
MLC692  680070752      24,691.00   01/26/97   12/26/11   174.84   06/26/97   83.8  12.750         312.21
MLC692  680087608      54,378.76   04/14/97   03/14/12   177.40   06/14/97   54.9  14.000         644.57
MLC692  680095809      36,000.00   04/03/97   03/03/12   177.04   05/03/97   80.0  13.000         398.23
MLC692  680100377      35,116.99   05/14/97   04/14/12   178.42   06/14/97   74.1  12.750         439.59
MLC692  680101318      29,000.00   05/16/97   04/16/17   238.49   06/16/97   77.4  13.100         341.82
MLC692  680101607      29,400.00   05/14/97   04/14/12   178.42   05/14/97   89.9  11.600         293.39
MLC692  680102191      19,993.95   03/26/97   02/26/12   176.88   05/26/97   89.0  11.750         201.88
MLC692  680110012      71,300.00   04/05/97   03/05/12   177.11   06/05/97   81.9  10.600         657.55
MLC692  680110756      29,904.94   04/19/97   03/19/12   177.57   06/19/97   51.1  11.600         352.37
MLC692  680116266      47,915.32   04/20/97   03/20/12   177.60   06/20/97   80.0  12.600         515.15
MLC692  680118296      20,722.57   03/26/97   02/26/12   176.88   06/26/97   90.0  12.600         260.20
MLC692  680123056     102,534.94   04/21/97   03/21/12   177.63   06/21/97   89.9  11.800       1,222.36
MLC692  680125200      41,000.00   04/17/97   03/17/12   177.50   05/17/97   89.9  12.650         509.34
MLC692  680125960      15,000.00   04/25/97   03/25/12   177.76   05/25/97   66.8  13.990         199.66
MLC692  680130143      19,146.00   05/08/97   04/08/12   178.22   05/08/97   84.9  12.500         235.98
MLC692  680130424      35,685.17   05/16/97   04/16/27   358.49   06/16/97   85.0  12.150         371.34
MLC692  680130523      98,892.70   05/17/97   04/17/12   178.52   06/17/97   90.0  11.100         950.29
MLC692  680133527      15,325.43   05/04/97   04/04/12   178.09   07/04/97   79.9  13.750         202.51
MLC692  680133634      30,400.00   05/15/97   04/15/12   178.45   05/15/97   80.0  11.750         359.98
MLC692  680134269      42,263.85   05/23/97   04/23/12   178.72   06/23/97   83.9  12.600         524.73
MLC692  680134715     100,569.62   05/14/97   04/14/12   178.42   06/14/97   60.0  10.950         956.14
MLC692  680135720      35,000.00   05/15/97   04/15/12   178.45   06/15/97   71.6  13.750         407.79
MLC692  680136736     100,000.00   05/14/97   04/14/17   238.42   05/14/97   89.7  11.700       1,080.24
MLC692  680138179      35,116.93   05/15/97   04/15/12   178.45   06/15/97   80.0  11.300         406.74
MLC692  680139110     145,000.00   05/18/97   04/18/12   178.55   05/18/97   84.8  10.850       1,634.43
MLC692  680140050      20,941.66   05/09/97   04/09/12   178.26   06/09/97   70.0  12.150         254.07
MLC692  680142304      25,000.00   05/11/97   04/11/12   178.32   06/11/97   84.6  13.700         290.29
MLC692  680143096      75,000.00   05/21/97   04/21/17   238.65   05/21/97   87.2   9.400         694.21
MLC692  680143468     160,562.12   04/21/97   03/21/12   177.63   06/21/97   85.0  11.500       1,599.32
MLC692  680143534      46,611.42   04/21/97   03/21/07   117.63   06/21/97   83.1  13.490         715.41
MLC692  680144052      45,895.48   05/08/97   04/08/12   178.22   06/08/97   87.6  10.650         512.77
MLC692  680145315      53,923.15   05/14/97   04/14/12   178.42   06/14/97   84.8  12.250         656.80
MLC692  680145794      41,372.13   05/22/97   04/22/12   178.68   07/22/97   56.7   9.150         429.75
MLC692  680147139      87,723.05   05/23/97   04/23/12   178.72   06/23/97   81.4  11.800       1,047.23
MLC692  680147972      94,705.04   04/26/97   03/26/12   177.80   06/26/97   57.5  12.450       1,167.81
MLC692  680148483      68,037.71   05/28/97   04/28/12   178.88   06/28/97   75.7  10.150         739.15
MLC692  680148764      26,992.91   05/01/97   04/01/12   178.00   06/01/97   89.6  12.750         337.19
MLC692  680148962      94,217.80   05/07/97   04/07/27   358.19   06/07/97   80.0  12.500       1,006.64
MLC692  680149648     222,700.00   05/11/97   04/11/27   358.32   06/11/97   85.0  13.100       2,480.92
MLC692  680149986     113,500.00   04/21/97   03/21/12   177.63   06/21/97   85.9  11.950       1,163.11
MLC692  680150695     129,533.77   05/11/97   04/11/12   178.32   06/11/97   55.7  10.750       1,457.23
MLC692  680151404     129,590.31   04/25/97   03/25/12   177.76   06/25/97   50.0  11.750       1,539.37
MLC692  680152691      68,738.98   05/11/97   04/11/12   178.32   06/11/97   84.8  11.990         827.67
MLC692  680152923      14,908.95   05/14/97   04/14/12   178.42   07/14/97   84.6  12.500         160.62
MLC692  680153210      74,999.99   04/19/97   03/19/12   177.57   06/19/97   81.2  12.500         800.44
MLC692  680155017      72,250.00   05/04/97   04/04/12   178.09   06/04/97   85.0  12.000         743.17
MLC692  680155835      47,548.36   05/09/97   04/09/12   178.26   06/09/97   70.0  11.000         453.31
MLC692  680156213      43,100.00   05/23/97   04/23/12   178.72   05/23/97   84.0  12.400         528.42
MLC692  680156833     213,600.00   04/21/97   03/21/27   357.63   06/21/97   80.0  10.950       2,026.10
MLC692  680157245      45,500.00   05/14/97   04/14/17   238.42   05/14/97   70.0  11.990         500.68
MLC692  680157724      38,000.00   05/01/97   04/01/12   178.00   06/01/97   74.0  11.250         437.89
MLC692  680157799      26,289.70   04/28/97   03/28/12   177.86   06/28/97   89.9  12.750         334.69
MLC692  680157930      82,291.28   05/02/97   04/02/12   178.03   07/02/97   90.0  11.050         943.70
MLC692  680158391      49,974.32   06/01/97   05/01/12   179.00   07/01/97   69.2  10.550         459.24
MLC692  680158441     126,000.00   05/18/97   04/18/12   178.55   06/18/97   90.0  11.300       1,228.58

                                                                 Page 34 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
MLC692  680159068  KERN JOHN E               920 BURNING TREE CT            UNIONTOWN             MD  21158       67,000.00
MLC692  680159076  WROBEL ALAN               237 BALL PARK AVENUE           SEFFNER               FL  33584       25,506.00
MLC692  680159589  JEROME GARY S             2618 N DUNDEE STREET           TAMPA                 FL  33629       33,200.00
MLC692  680160520  ETSELL MELVIN JR          5 SOUTH ADAMS AVENUE           MARGATE               NJ  08402       50,000.00
MLC692  680160561  LONG JAMES T.             313 SMITH DRIVE                DURHAM                NC  27712       26,600.00
MLC692  680160835  FERMO AURORA V.           4037 MENLO WAY                 ATLANTA               GA  30340       26,000.00
MLC692  680161544  KOCH THOMAS A             3440 ENTERPRISE ROAD EAST      SAFETY HARBOR         FL  34695      193,500.00
MLC692  680161650  ROWELL DOUGLAS A          2308 LUCE STREET               HARRISBURG            PA  17101       17,500.00
MLC692  680161700  GEORGE DONALD M JR        25 KENNEDY DR                  MERIDEN               CT  06450       50,482.00
MLC692  680161965  WALKER PAULINE            110 03 194TH STREET            SAINT ALBANS          NY  11412      142,800.00
MLC692  680162310  KNICKERBOCKE CHESTER E    2399 EASTWOOD DRIVE            CLEARWATER            FL  34625       94,400.00
MLC692  680162567  LALLIER JEANGUY JR        45 WORTHINGTON ROAD            STAFFORD SPRINGS      CT  06076       18,800.00
MLC692  680162633  GRISWOLD MARIA TERESA     11308 ORLEANS WAY              KENSINGTON            MD  20895       33,500.00
MLC692  680162716  LEVENS JOSEPH L           5913 SUSSEX DRIVE              TAMPA                 FL  33615       36,000.00
MLC692  680162724  MASCIARELLI ROBERT F      5817 OLAND DRIVE               NEW CARROLLTON        MD  20784       69,500.00
MLC692  680164480  LAMOREAUX RANDY S         BOX 43 SR 3023 DIMOCK TOWN     DIMOCK                PA  18816       81,000.00
MLC692  680164746  QUINET JAMES W            2545 SOUTH AMERICAN STREET     PHILADELPHIA          PA  19148       36,000.00
MLC692  680165297  MCPHATTER WILBUR ARNOLD   4524 BARNARDS LANDINGS ROA     WILMINGTON            NC  28412       30,900.00
MLC692  680166212  HENNELLY MICHAEL J III    2168 UNRUH AVENUE              PHILADELPHIA          PA  19149       11,000.00
MLC692  680166360  SHUSTERMAN ZVI            7 SUMMERWOOD ROAD              HOLBROOK              NY  11741       35,700.00
MLC692  680166691  GALASSO WILLIAM J         52 BANKSVILLE RD               ARMONK                NY  10504       60,000.00
MLC692  680166782  ANDERSON-KAL RUTH         1292 BELGRAVE CRESCENT         YARDLEY               PA  19067       17,000.00
MLC692  680167376  SNAVELY MURZA K           2452 DUKE STREET               HARRISBURG            PA  17104       48,000.00
MLC692  680168424  DAVIS ROY V               397 TROUT RD                   BARNESBORO            PA  15714       52,120.00
MLC692  680168747  SNEDEKER JAMES D          532 ORADELL AVENUE             ORADELL               NJ  07049      386,400.00
MLC692  680168911  FISH ROBERT P             9640 HORIZON DR                SPRING HILL           FL  34608       23,150.00
MLC692  680169380  WARREN WILLIE W           32 MADISON STREET              SOUTH FARMINGDALE     NY  11735       96,000.00
MLC692  680169521  GUINN WILLIAM H JR        104 HERTY DR                   STATESBORO            GA  30458       44,100.00
MLC692  680169539  MOORE RICHARD F.          55 HANOVER ST                  HANOVER               MA  02339       30,800.00
MLC692  680169547  GUINN WILLIAM H JR        4118 SHADY DRIVE               LILBURN               GA  30247      127,500.00
MLC692  680170487  ARRIGO JOHN F             8288 ALASKA AVENUE SE          CALEDONIA             MI  49316       32,000.00
MLC692  680170867  ORINGER MARC              1109 E 105TH ST                BROOKLYN              NY  11236      111,800.00
MLC692  680172228  CLELAND PATRICK D         5411 SW 24TH AVE               CAPE CORAL            FL  33914       23,000.00
MLC692  680172525  GILBERT GERALDINE         9 ONEIDA STREET                GLENS FALLS           NY  12801       35,000.00
MLC692  680173168  FILIPELLI, JOHN J. JR     1390 86TH TERRACE NORTH        ST. PETERSBURG        FL  33702       17,000.00
MLC692  680173374  DOORN TAMMY R             1417 BASS BOULEVARD            DUNEDIN               FL  34698       18,000.00
MLC692  680175668  WILLIAMS RAYMOND CURTIS J 6636 MANGROVE DRIVE            ZEPHYRHILLS           FL  33544       37,450.00
MLC692  680175825  SULLIVAN GARY C           350 SOUTH 7TH STREET           STEELTON              PA  17113       15,000.00
MLC692  680176344  ZENO MICHAEL              441 NORTH GEORGES HILL RD      SOUTHBURY             CT  06488       43,500.00
MLC692  680179231  MILLARD RAYMOND R SR      83 HOLIDAY DR                  MILLSBORO             DE  19966       41,200.00
MLC692  680180619  ROMERO FELIX              64 WYANDOTTE ST                SELDEN                NY  11784       23,800.00
MLC692  680181591  EDGE DONALD G             5417 GRASSHOPPER RD            RALEIGH               NC  27610       25,000.00
MLC692  680182342  MILLER ERIC               1621 FILLMORE STREET           PHILADELPHIA          PA  19124       24,500.00
MLC692  680188315  FISHER RICHARD J          2825 NOBLE FIR COURT           WOODBRIDGE            VA  22192       40,600.00
MLC692  680189735  SLAUGH JEAN M             230 WEST GOLDEN GATE BOULE     NAPLES                FL  34120       45,000.00
        -------------------------------------                                                               ----------------
              109  Sale Total                                                                                  6,486,343.00
              252  Total with Merrill Lynch                                                                   14,385,899.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
MLC692  680159068      67,000.00   05/04/97   04/04/12   178.09   06/04/97   89.9  11.800         678.87
MLC692  680159076      25,451.35   05/18/97   04/18/17   238.55   06/18/97   89.7  11.800         277.29
MLC692  680159589      33,200.00   05/21/97   04/21/07   118.65   05/21/97   87.9  11.550         467.73
MLC692  680160520      49,962.08   05/10/97   04/10/12   178.29   06/10/97   44.6  11.750         504.70
MLC692  680160561      26,474.08   05/21/97   04/21/07   118.65   06/21/97   89.9  11.000         366.41
MLC692  680160835      26,000.00   05/01/97   04/01/12   178.00   06/01/97   78.8  14.150         348.88
MLC692  680161544     193,500.00   05/18/97   04/18/27   358.55   06/18/97   90.0  10.750       1,806.29
MLC692  680161650      17,453.51   05/01/97   04/01/12   178.00   06/01/97   64.8   9.400         181.68
MLC692  680161700      50,482.00   05/01/97   04/01/12   178.00   06/01/97   85.9  12.990         558.04
MLC692  680161965     142,694.67   05/14/97   04/14/27   358.42   06/14/97   85.0  12.700       1,546.24
MLC692  680162310      94,400.00   05/16/97   04/16/12   178.49   06/16/97   80.0  10.750         881.21
MLC692  680162567      18,751.08   05/08/97   04/08/12   178.22   06/08/97   79.8  13.750         247.22
MLC692  680162633      33,500.00   05/09/97   04/09/12   178.26   06/09/97   67.1  11.250         325.37
MLC692  680162716      35,933.81   05/15/97   04/15/17   238.45   06/15/97   87.8  11.550         385.16
MLC692  680162724      69,474.67   05/23/97   04/23/27   358.72   06/23/97   53.8  10.900         656.62
MLC692  680164480      80,851.08   05/14/97   04/14/17   238.42   06/14/97   90.0  11.550         866.60
MLC692  680164746      35,959.26   05/18/97   04/18/27   358.55   06/18/97   80.0  11.750         363.39
MLC692  680165297      30,827.65   05/25/97   04/25/27   358.78   06/25/97   89.9  11.500         306.00
MLC692  680166212      10,944.89   05/22/97   04/22/12   178.68   06/22/97   86.8  12.050         132.37
MLC692  680166360      35,521.39   05/21/97   04/21/07   118.65   06/21/97   85.0  12.750         527.79
MLC692  680166691      60,000.00   05/21/97   04/21/12   178.65   05/21/97   68.1  10.800         562.35
MLC692  680166782      16,999.35   05/18/97   04/18/12   178.55   06/18/97   84.9  12.750         184.74
MLC692  680167376      47,915.12   05/25/97   04/25/27   358.78   06/25/97   80.0  12.500         512.28
MLC692  680168424      52,120.00   05/21/97   04/21/12   178.65   06/21/97   86.9  11.400         512.17
MLC692  680168747     386,261.58   05/18/97   04/18/12   178.55   06/18/97   80.0   9.350       3,206.86
MLC692  680168911      23,100.73   05/16/97   04/16/17   238.49   06/16/97   84.8  12.150         257.33
MLC692  680169380      95,606.18   05/18/97   04/18/27   358.55   06/18/97   80.0  12.250       1,005.98
MLC692  680169521      44,100.00   05/11/97   04/11/12   178.32   05/11/97   70.0  11.450         435.04
MLC692  680169539      30,800.00   05/22/97   04/22/12   178.68   05/22/97   89.9  12.750         334.70
MLC692  680169547     127,500.00   05/16/97   04/16/12   178.49   05/16/97   85.0  13.200       1,430.36
MLC692  680170487      31,900.81   05/18/97   04/18/17   238.55   06/18/97   87.7  11.400         339.06
MLC692  680170867     111,800.00   05/15/97   04/15/27   358.45   06/15/97   65.0  12.450       1,188.86
MLC692  680172228      22,951.01   05/09/97   04/09/12   178.26   06/09/97   90.0  12.050         276.78
MLC692  680172525      35,000.00   05/24/97   04/24/12   178.75   05/24/97   68.7  11.000         397.81
MLC692  680173168      16,995.71   05/21/97   04/21/12   178.65   06/21/97   86.0  11.750         201.30
MLC692  680173374      17,968.36   05/16/97   04/16/17   238.49   06/16/97   84.9  12.750         207.69
MLC692  680175668      37,252.00   05/21/97   04/21/12   178.65   06/21/97   70.0  14.250         505.04
MLC692  680175825      14,873.22   05/23/97   04/23/17   238.72   06/23/97   89.9  12.300         168.31
MLC692  680176344      43,452.99   05/14/97   04/14/12   178.42   06/14/97   89.9  11.990         447.11
MLC692  680179231      41,048.73   05/23/97   04/23/07   118.72   06/23/97   64.3  10.650         559.40
MLC692  680180619      23,735.48   05/18/97   04/18/12   178.55   06/18/97   80.3  14.500         291.44
MLC692  680181591      24,566.29   05/18/97   04/18/07   118.55   07/18/97   16.1   9.800         327.61
MLC692  680182342      24,500.00   06/01/97   05/01/12   179.00   06/01/97   70.0  11.250         237.96
MLC692  680188315      40,600.00   05/28/97   04/28/12   178.88   05/28/97   82.5  11.500         474.28
MLC692  680189735      44,888.93   05/25/97   04/25/17   238.78   06/25/97   89.9  11.700         486.11
        ------------------------                         ------             --------------------------
              109   6,472,368.90                         216.67              79.4  11.664      69,794.84
              252  14,352,328.67                         219.57              79.3  11.555     153,240.96

                                                                 Page 35 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 CPIFR      31674  ANDRUCCI VIOLET           920 JONATHAN CT #305           PROSPECT HE           IL  60070       39,000.00
 CPIFR      43257  BECVAR GEORGE             1269 LAKE HOLIDAY DR           SOMONAUK              IL  60552       40,000.00
 CPIFR      45948  MURPHY DURWARD L          113 ELM STREET                 SANDWICH              IL  60548       40,000.00
 CPIFR      46037  NELLIS/LOZAN JOHN C       3624 S MAPLE AV                BERWYN                IL  60402       89,165.00
 CPIFR      46086  ODONNELL KATHLEEN         6148 KNOLLWOOD RD              WILLOWBROOK           IL  60514       44,000.00
 CPIFR      46094  GARCIA MARY T             1021 OLD ROUTE 34              SANDWICH              IL  60548       48,000.00
 CPIFR      46136  TRESZKA JAMES T           6818 JOLIET RD                 INDIAN HEAD           IL  60525       54,600.00
 CPIFR      46250  CORTINO DEBORAH M         6184 PINEWOOD CT 301           WILLOWBROOK           IL  60514       40,000.00
 CPIFR      46276  KUNZ HAROLD R             6759 W 64 ST #N-13             CHICAGO               IL  60638       35,000.00
 CPIFR      46441  MEYER LISA J              1944 W ALBION AVE #2           CHICAGO               IL  60626       35,200.00
 CPIFR      46557  BOESEN MARJORIE I         1518 PLYMOUTH PL #3            GLENVIEW              IL  60025       43,600.00
 CPIFR      46599  BRUBAKER FREDERICK C      4104 JOHNSON AVE               WESTERN SPR           IL  60558       90,000.00
 CPIFR      46821  ALLEN CHESTER M           7755 S KINGSTON AVE #2         CHICAGO               IL  60649       30,800.00
 CPIFR      47001  WELLS RAND                1461 PLYMOUTH PL #64           GLENVIEW              IL  60025       50,000.00
 CPIFR      47217  CAMACHO GERARDO           4731 ST JOSEPH CREEK           LISLE                 IL  60532       36,400.00
 CPIFR      47290  FREGEAU WAYNE E           18270 YUMA ISLAND TR           CULVER                IN  46511       35,000.00
 CPIFR      47480  HANNEMANN DAVID A         3817 N WASHINGTON ST           WESTMONT              IL  60559      115,000.00
 CPIFR      47654  ZAKRZEWSKI JAMES M        3618 N NEW ENGLAND AVE         CHICAGO               IL  60640       88,000.00
 CPIFR      47803  GRIEF DALTON P            190 WICKHAM AVE                BLOOMINGDAL           IL  60108      108,400.00
 CPIFR      47944  FAJARDO ABEL              16472 S TERRY LANE             OAK FOREST            IL  60452       87,000.00
 CPIFR      48041  PODLASEK LYNN M           7310 S BLACKSTONE AVE          JUSTICE               IL  60458       20,000.00
 CPIFR      48181  LAMBERT BARRY C           5338 S 73RD CT                 SUMMIT                IL  60501       63,000.00
 CPIFR      48272  BUKOWSKI STEVEN E         4606 JOLIET AVE                LYONS                 IL  60534       62,000.00
 CPIFR      48439  DUFFIN BRYAN R            4023 S HARLEM                  STICKNEY              IL  60402       26,000.00
 CPIFR      48447  DOWNEY PATRICIA C         2318 S 58TH AVE                CICERO                IL  60650       29,000.00
 CPIFR      48454  BISHOP JACQUELINE M       6495 BANNISTER CT              LISLE                 IL  60532      223,900.00
 CPIFR      48561  SAMA VINCENT              506 N BONNIE BRAE              RIVER FORES           IL  60305       32,000.00
 CPIFR      48603  ALI SYED M                18W234 BUCKINGHAM LANE         VILLA PARK            IL  60181       69,000.00
 CPIFR      48645  BELL WANDA R              5445 N SHERIDAN RD             CHICAGO               IL  60640       24,300.00
 CPIFR      48694  HEDDERMAN JAMES E JR      412 S LA GRANGE RD             LA GRANGE             IL  60525      122,550.00
 CPIFR      48819  GIUFFRE STEVEN E          1006 PERSHING AVE              WHEATON               IL  60187      100,700.00
 CPIFR      48926  BURKLOW JENNIFER          621 SHERWOOD RD                LA GRANGE P           IL  60525       85,500.00
 CPIFR      49171  VELASCO DOMINGO C         1510 TOMLIN DR                 BURR RIDGE            IL  60521      230,000.00
 CPIFR      49221  KAVALES WILLIAM M         8515 S 79TH CT                 JUSTICE               IL  60458       50,000.00
 CPIFR      49387  CERINO RAYMUNDO J         1808 S LOMBARD AVE             BERWYN                IL  60402       68,000.00
 CPIFR      49551  FABBRINI JOHN J           611 BELOIT AVE                 FOREST PARK           IL  60130       54,450.00
 CPIFR      49577  PRYSOK STANLEY J          6053 W 64TH ST                 CHICAGO               IL  60638       69,000.00
 CPIFR      49585  FORSBERG RONALD L         1608 BURNING TRAIL             WHEATON               IL  60187      114,000.00
 CPIFR      49619  JANKOWSKI CHRISTINE R     1S531 MACARTHUR DR             OAKBROOK TE           IL  60181      135,000.00
 CPIFR      49684  KEANE BRENDAN J           43 LOMBARD CIRCLE              LOMBARD               IL  60148      100,800.00
 CPIFR      49825  WATKINS HERMAN M          5709 ROSE CT                   BERKELEY              IL  60163      135,600.00
 CPIFR      49882  ROGERS DONALD W           527&29 N YALE AVE              VILLA PARK            IL  60181      111,300.00
 CPIFR      50187 KING BRIAN C               3943 CENTER AVE                LYONS                 IL  60534       76,500.00
 CPIFR      50385 ANDERSON RICHARD P         515 RODNEY ST                  LOCKPORT              IL  60441      137,565.00
 CPIFR      50567 DUDA KIRK R                4432 S KENILWORTH AVE          STICKNEY              IL  60402       72,000.00
 CPIFR      51045 JOHNSON BARBARA J          1007 S 8TH AVE                 LA GRANGE             IL  60525       39,500.00
 CPIFR      51177 HILL BETTY A               11 WINTHROP COURT              DOWNERS GRO           IL  60516       68,400.00
 CPIFR      51185 HUBBARD LEWIS R            5500 HILLCREST LN              LISLE                 IL  60532       32,950.00
 CPIFR      51193 BURKHART JOHN              335 E MADISON AVE              WHEATON               IL  60187       85,600.00
 CPIFR      51292 MAX JEFFREY A              400 W BRIAR PL C1              CHICAGO               IL  60657      150,000.00
 CPIFR      51433 TVRDIK THOMAS J            326 W CROFOOT ST               SANDWICH              IL  60548       35,700.00
 CPIFR      51615 GAYDUSEK JEROME N          6139 W 35TH STREET             CICERO                IL  60650       55,000.00
 CPIFR      51649 FLYNN JAMES D              12 PRINCESS CT                 WESTCHESTER           IL  60154      134,200.00
 CPIFR      51722 LUZAR KAROLYN P            100 E WALTON ST                CHICAGO               IL  60611       40,000.00
 CPIFR      51805 JACHIMOWSKI EDMUND P       101 S GRANT ST                 WESTMONT              IL  60559       64,000.00
 CPIFR      51821 ANDERSON GARY L            305 S GREEN STREET             SOMONAUK              IL  60552       24,000.00
 CPIFR      51904 STRUCK JOSEPH A JR         14695 N CENTER AVE             PLANO                 IL  60545       53,000.00
 CPIFR      51920 FLYNN DANIEL R             10825 CANTIGNY RD              COUNTRYSIDE           IL  60525       80,000.00
 CPIFR      52043 WESTBROOK JEFFREY M        407 W CHEROKEE ST              SHABBONA              IL  60550       44,600.00
 CPIFR      52084 SESTAK GLENN L             933 SHERWOOD DR                LA GRANGE             IL  60525       95,000.00
 CPIFR      52118 DIETE GUSTAVE A            8970 PARKSIDE DR #113          DES PLAINES           IL  60016       25,000.00
 CPIFR      52159 MANDELL STEVEN J           1518 S 60TH COURT              CICERO                IL  60650       95,500.00
 CPIFR      52191 ALBERICO DONALD A          5244 LAWN AVE                  WESTERN SPR           IL  60558      150,000.00
 CPIFR      52225 ROGERS MARK W              4246 S SUNNYSIDE AVE           BROOKFIELD            IL  60513      107,000.00

                     Cut-off Date    First                                Original Current    Scheduled
                       Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account        Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
-------------------------------------------------------------------------------------------------------
 CPIFR      31674      36,470.50   03/01/89   02/01/19   260.00   06/01/97   75.0  10.250         349.48
 CPIFR      43257      26,894.39   12/01/89   11/01/04    89.00   06/01/97   24.2   9.625         420.72
 CPIFR      45948      23,944.06   01/01/90   12/01/04    90.00   06/01/97   60.6   9.625         420.72
 CPIFR      46037      83,961.16   02/01/90   01/01/20   271.00   06/01/97   84.9   9.875         774.27
 CPIFR      46086      41,352.99   02/01/90   01/01/20   271.00   06/01/97   74.5   9.750         378.03
 CPIFR      46094      44,879.22   02/01/90   01/01/20   271.00   07/01/97   76.1   9.625         408.00
 CPIFR      46136      51,128.59   02/01/90   01/01/20   271.00   06/01/97   79.7   9.375         454.14
 CPIFR      46250      19,635.04   04/01/90   03/01/05    93.00   07/01/97   67.7   9.125         408.69
 CPIFR      46276      32,843.51   04/01/90   03/01/20   273.00   06/01/97   77.9   9.375         291.12
 CPIFR      46441      33,076.96   04/01/90   03/01/20   273.00   06/01/97   78.2   9.500         295.99
 CPIFR      46557      37,701.02   05/01/90   04/01/20   274.00   06/01/97   62.7   9.750         374.60
 CPIFR      46599      63,909.31   06/01/90   05/01/20   275.00   06/01/97   65.6  10.000         789.82
 CPIFR      46821      28,123.70   07/01/90   06/01/20   276.00   07/01/97   78.9   9.875         267.46
 CPIFR      47001      35,693.24   08/01/90   07/01/05    97.00   06/01/97   62.5   9.750         529.69
 CPIFR      47217      21,140.39   08/01/90   07/01/05    97.00   07/01/97   80.0   9.625         382.85
 CPIFR      47290      24,948.33   09/01/90   08/01/05    98.00   06/01/97   58.3   9.375         362.85
 CPIFR      47480     109,389.12   02/01/91   01/01/21   283.00   06/01/97   79.3   9.750         988.03
 CPIFR      47654      83,061.37   11/01/90   10/01/20   280.00   06/01/97   77.8   9.250         723.96
 CPIFR      47803     103,068.59   11/01/90   10/01/20   280.00   06/01/97   67.7  10.000         951.29
 CPIFR      47944      72,127.03   12/01/90   11/01/20   281.00   06/01/97   88.7   9.750         747.47
 CPIFR      48041      18,903.13   12/01/90   11/01/20   281.00   06/01/97   38.4  10.000         175.52
 CPIFR      48181      55,509.12   01/01/91   12/01/20   282.00   06/01/97   78.7   9.750         541.27
 CPIFR      48272      58,887.98   01/01/91   12/01/20   282.00   06/01/97   56.3   9.750         532.68
 CPIFR      48439      24,698.26   01/01/91   12/01/20   282.00   06/01/97   78.7   9.750         223.39
 CPIFR      48447      21,569.27   05/01/91   04/01/06   106.00   06/01/97   23.2   9.000         294.14
 CPIFR      48454     210,632.72   01/01/91   12/01/20   282.00   06/01/97   79.9   9.625       1,903.13
 CPIFR      48561       2,830.00   03/01/91   02/01/21   284.00   06/01/97   57.1   9.500         269.08
 CPIFR      48603      65,480.90   02/01/91   01/01/21   283.00   06/01/97   85.1   9.500         580.19
 CPIFR      48645      23,160.84   03/01/91   02/01/21   284.00   06/01/97   90.0   9.875         211.01
 CPIFR      48694     116,516.54   04/01/91   03/01/21   285.00   06/01/97   69.2   9.500       1,030.47
 CPIFR      48819      95,109.96   07/01/91   06/01/21   288.00   07/01/97   89.9   9.125         819.33
 CPIFR      48926      81,438.92   06/01/91   05/01/21   287.00   06/01/97   67.3   9.500         718.94
 CPIFR      49171     172,252.81   06/01/91   05/01/06   107.00   06/01/97   47.9   9.000       2,332.82
 CPIFR      49221      35,721.62   06/01/91   05/01/06   107.00   06/01/97   69.4   9.000         507.14
 CPIFR      49387      64,684.54   07/01/91   06/01/21   288.00   06/01/97   78.1   9.250         559.42
 CPIFR      49551      39,938.00   07/01/91   06/01/06   108.00   06/01/97   38.8   8.750         544.20
 CPIFR      49577      65,560.03   07/01/91   06/01/21   288.00   06/01/97   57.5   9.125         561.41
 CPIFR      49585     108,059.75   07/01/91   06/01/21   288.00   06/01/97   65.8   8.875         907.04
 CPIFR      49619     128,269.67   07/01/91   06/01/21   288.00   06/01/97   90.0   9.125       1,098.41
 CPIFR      49684      93,950.82   07/01/91   06/01/21   288.00   06/01/97   80.0   8.750         793.00
 CPIFR      49825     128,839.92   07/01/91   06/01/21   288.00   06/01/97   79.7   9.125       1,103.29
 CPIFR      49882      98,988.95   08/01/91   07/01/21   289.00   06/01/97   69.5   8.875         885.56
 CPIFR      50187      71,342.21   07/01/91   06/01/21   288.00   06/01/97   87.9   9.250         629.35
 CPIFR      50385     130,831.10   08/01/91   07/01/21   289.00   06/01/97   88.7   9.125       1,119.28
 CPIFR      50567      55,660.48   09/01/91   08/01/21   290.00   07/01/97   78.2   7.000         402.02
 CPIFR      51045      36,111.03   02/01/92   01/01/22   295.00   06/01/97   56.4   8.625         307.23
 CPIFR      51177      64,755.83   11/01/91   10/01/21   292.00   06/01/97   90.0   6.250         422.02
 CPIFR      51185      16,209.97   11/01/91   10/01/06   112.00   06/01/97   61.0   9.250         339.12
 CPIFR      51193      81,355.06   11/01/91   10/01/21   292.00   06/01/97   78.5   9.125         694.05
 CPIFR      51292     140,967.25   04/01/92   03/01/22   297.00   06/01/97   60.9   7.875       1,078.69
 CPIFR      51433      33,358.86   12/01/91   11/01/21   293.00   06/01/97   67.3   8.875         284.05
 CPIFR      51615      52,380.27   01/01/92   12/01/21   294.00   06/01/97   61.1   8.750         432.69
 CPIFR      51649     112,558.69   03/01/92   02/01/22   296.00   07/01/97   73.7   8.125         996.44
 CPIFR      51722      34,831.02   01/01/92   12/01/21   294.00   06/01/97   47.6   8.750         314.69
 CPIFR      51805      61,286.10   02/01/92   01/01/22   295.00   06/01/97   52.4   9.375         532.32
 CPIFR      51821      13,772.68   02/01/92   01/01/02    55.00   06/01/97   30.0   8.750         300.79
 CPIFR      51904      50,124.48   03/01/92   02/01/22   296.00   06/01/97   75.7   8.125         393.53
 CPIFR      51920      76,167.82   03/01/92   02/01/22   296.00   06/01/97   32.0   8.500         615.14
 CPIFR      52043      42,290.71   02/01/92   01/01/22   295.00   06/01/97   75.5   8.625         346.90
 CPIFR      52084      90,137.02   03/01/92   02/01/22   296.00   06/01/97   73.0   8.125         705.38
 CPIFR      52118      19,235.88   04/01/92   03/01/07   117.00   07/01/97   49.0   7.625         233.54
 CPIFR      52159      57,428.27   06/01/92   05/01/02    59.00   06/01/97   72.3   8.250       1,171.34
 CPIFR      52191     112,702.82   04/01/92   03/01/07   117.00   06/01/97   51.1   8.000       1,433.48
 CPIFR      52225     100,766.32   02/01/92   01/01/22   295.00   06/01/97   89.1   8.375         807.12

                                                                 Page 36 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 CPIFR      52514  MALHOTRA BHARAT B         1813 SHETLAND RD               NAPERVILLE            IL  60565       74,900.00
 CPIFR      52605  MANCE ANN K               6059 EAST AVE                  HODGKINS              IL  60525       29,150.00
 CPIFR      52704  TUREK JAMES A             336 S KENSINGTON AVE           LA GRANGE             IL  60525       80,000.00
 CPIFR      52779  WHEELER STANLEY E         405 ARLINGTON AVE              ELMHURST              IL  60126      164,000.00
 CPIFR      52928  SOSNOWSKI JAMES M         5409 S HUNT ST                 SUMMIT                IL  60501       58,200.00
 CPIFR      52951  DUKE STEPHEN T            11027 W 84TH PLACE             WILLOW SPIN           IL  60480      135,900.00
 CPIFR      52985  DIEHL RICHARD E           1872 IRENE RD                  SANDWICH              IL  60548       56,200.00
 CPIFR      53090  GOUGH GARY ALLEN          3615 FREUND AVE                MCHENRY               IL  60050       55,000.00
 CPIFR      53124  PUBENTZ DONALD A          4065 WESTERN AVE               WESTERN SPR           IL  60558      141,500.00
 CPIFR      53314  WILHELM GARY P            160 N DELAPLAINE RD            RIVERSIDE             IL  60546      175,000.00
 CPIFR      53363  SCANLAN MARY JO           6541 W 64TH PLACE              CHICAGO               IL  60638       29,700.00
 CPIFR      53504  DAVID LAMBERTO I          249 SUNRISE AVE                HINSDALE              IL  60521       83,300.00
 CPIFR      53587  DOLEHIDE DANIEL T         7413 S WILLOW SPRINGS          LA GRANGE             IL  60525       97,000.00
 CPIFR      53884  ARELLANO CHANO J          RR 2 BOX 156                   SHERIDAN              IL  60551       74,800.00
 CPIFR      54007  MONTAG SHARON LYNN        1244 HOWARD AVENUE             BERKELEY              IL  60163       90,600.00
 CPIFR      54056  THOMPSON-TUR BEULAH       8101 S HOUSTON AVE             CHICAGO               IL  60617       64,800.00
 CPIFR      54148  EASTON DOUGLAS C          7137 W 115TH PLACE             WORTH                 IL  60482      101,250.00
 CPIFR      54494  POLK LAWRENCE S           3825 S 57TH AVE                CICERO                IL  60650       54,500.00
 CPIFR      55228  MCNICHOLAS JOHN P         1778 S JOGREN COURT            WHEATON               IL  60187      252,500.00
 CPIFR      55467  ROBB TERRENCE J           11S141 BARRETT STREET          LEMONT                IL  60439      255,000.00
 CPIFR      55921  MANDELL STEVE J           3643 S CLINTON STREET          BERWYN                IL  60402      121,300.00
 CPIFR      56861  RADECKI JOSEPH D          6928 PERSHING ROAD             BERWYN                IL  60402       88,000.00
 CPIFR      57182  DIKMEN F NED              118 W CHESTNUT STREET          CHICAGO               IL  60610      265,000.00
 CPIFR      57190  DIKMEN F NED              116 W CHESTNUT STREET          CHICAGO               IL  60610      265,000.00
 CPIFR      57208  DIKMEN F NED              120 W CHESTNUT ST              CHICAGO               IL  60610      280,000.00
 CPIFR      57638  WILKEN JUDITH A           505 REDONDO DRIVE              DOWNERS GRO           IL  60515       73,800.00
 CPIFR      57828  LONGANO JOHN              124 N LINCOLN ST               HINSDALE              IL  60521      337,500.00
 CPIFR      58321  SANNES GREGORY B          5906 S KENSINGTON AVE          COUNTRYSIDE           IL  60525      115,000.00
 CPIFR      59766  LOPRESTI SAMUEL T         5626 S PARK AVENUE             HINSDALE              IL  60521      275,000.00
 CPIFR      60517  RUSSOTTO RALPH S          13520 MAROSSA COURT            LOCKPORT              IL  60441      225,000.00
 CPIFR      61119  FEENEY WILLIAM A          10701 FORESTVIEW DRIVE         COUNTRYSIDE           IL  60525       70,000.00
 CPIFR      61150  REULAND WILMA F           519 N MAIN #1                  GLEN ELLYN            IL  60137       59,000.00
 CPIFR      61267  AHUJA SATYA               69 DEERPATH TRAIL              BURR RIDGE            IL  60521      300,000.00
 CPIFR      61390  JUNGKANS KURT             101 HILLSIDE DRIVE             YORKVILLE             IL  60560      100,000.00
 CPIFR      61903  KMIEC LECH J              2 S 725 AVE CHATEAU EA         OAK BROOK             IL  60521      283,500.00
 CPIFR      62059  KRAFFT STEPHEN A          585 INDIAN CREEK DRIVE         LELAND                IL  60531       61,000.00
 CPIFR      62273  HENDRIX JOE N             2639 N WHIPPLE                 CHICAGO               IL  60647       91,000.00
 CPIFR      62331  MITCHELL GREGORY T        154 N CORA AVENUE              FOX LAKE              IL  60020       68,000.00
 CPIFR      62810  MCBRYDE MICHAEL           1630 N MANGO                   CHICAGO               IL  60639       61,000.00
 CPIFR      63057  MANOLA FRANCES            459 N WOODALE ROAD             ADDISON               IL  60101      203,000.00
 CPIFR      63172  BILITAVICIUS VYTAUTAS     9035 W 147TH STREET            ORLAND PARK           IL  60462       50,000.00
 CPIFR      63198  MAYER RICHARD W           1408 N HICKORY AVENUE          ARLINGTON H           IL  60004      115,000.00
 CPIFR      63404  KEHOE GINA A              3455 193RD STREET              LANSING               IL  60438      136,200.00
 CPIFR      63511  CERNY BRENDA              6N942 IRVING AVENUE            ST.CHARLES            IL  60174       50,000.00
 CPIFR      63669  MURPHY THOMAS C           812 MEADOWRIDGE                NEW LENOX             IL  60451       72,000.00
 CPIFR      63776  SIEGLER AARON K           3742 HARRISON AVENUE           BROOKFIELD            IL  60513       85,000.00
 CPIFR      63933  MAGLIO TED M              18232 S RIDGEWOOD              LANSING               IL  60438       56,100.00
 CPIFR      63990  RASSMUSSEN ANDREW G       548 BEACHVIEW DRIVE            SOMONAUK              IL  60552      121,000.00
 CPIFR      64204  STREJC RICHARD K          6613 FOXTREE AVENUE            WOODRIGE              IL  60517      100,000.00
 CPIFR      64519  SHALLOO ROSE T            7328 W 85TH PLACE              BRIDGEVIEW            IL  60455       51,000.00
 CPIFR      64683  SULLIVAN DENNIS L         8616 ROCKEFELLER AVENUE        BROOKFIELD            IL  60513       40,000.00
 CPIFR      64691  WALTER WAYNE W            4129 MAIN STREET               DOWNERS GRO           IL  60515      113,000.00
 CPIFR      64782  GIDLUND RONALD J          441 JULIA STREET               LEMONT                IL  60439      100,000.00
 CPIFR      64808  KAWA ANDREW               870 WINESAP COURT              PROSPECT HE           IL  60070       47,500.00
 CPIFR      64964  THOMAS CHARLES A          19054 S JONATHAN LANE          HOMEWOOD              IL  60430      102,500.00
 CPIFR      65151  KRUEGER MARK A            7702 W HICKORY CREEK DRIV      FRANKFORT             IL  60423       91,500.00
 CPIFR      65169  RUMBAUGH GEORGE L         17518 CLOVERVIEW DRIVE         TINLEY PARK           IL  60477      172,500.00
 CPIFR      65227  CIBIC ROBERT A            7622 FARMINGDALE DR.           DARIEN                IL  60561       50,000.00
 CPIFR      65284  GRAY JOANNA               8905 KNIGHT AVENUE             DES PLAINES           IL  60016       40,000.00
 CPIFR      65342  RUBIO ALEXANDER           4436 S HOMAN                   CHICAGO               IL  60632       93,000.00
 CPIFR      65409  MADISON VIRGINIA          12450 S CARPENTER              CALUMET PAR           IL  60643       58,000.00
 CPIFR      65441  MILOSEVIC GORDANA B       725 HILL DRIVE                 HOFFMAN EST           IL  60194       36,800.00
 CPIFR      65466  HERMAN MICHAEL T          3620 N PINE GROVE AVENUE       CHICAGO               IL  60613       20,000.00
 CPIFR      65631  SCHEMENSKY JAMES          10513 S AVENUE E               CHICAGO               IL  60617       55,000.00

                      Cut-off Date    First                                Original Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV   Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio   Rate      Int & Prin
--------------------------------------------------------------------------------------------------------
 CPIFR      52514       55,534.37   04/01/92   03/01/07   117.00   06/01/97   65.7   8.125         721.20
 CPIFR      52605       22,757.26   04/01/92   03/01/07   117.00   06/01/97   24.2   8.125         280.69
 CPIFR      52704       74,562.99   05/01/92   04/01/22   298.00   06/01/97   30.3   7.875         580.06
 CPIFR      52779      155,014.25   05/01/92   04/01/22   298.00   07/01/97   62.5   7.625       1,160.79
 CPIFR      52928       45,785.49   05/01/92   04/01/07   118.00   06/01/97   75.5   8.250         564.63
 CPIFR      52951      129,212.40   05/01/92   04/01/22   298.00   06/01/97   64.7   8.125       1,009.06
 CPIFR      52985       53,160.98   04/01/92   03/01/22   297.00   06/01/97   67.7   7.750         402.63
 CPIFR      53090       36,661.45   06/01/92   05/01/07   119.00   06/01/97   46.2   8.625         545.65
 CPIFR      53124      134,987.24   05/01/92   04/01/22   298.00   06/01/97   80.6   8.500       1,088.02
 CPIFR      53314      138,130.25   06/01/92   05/01/07   119.00   06/01/97   71.4   8.125       1,685.05
 CPIFR      53363       23,393.49   06/01/92   05/01/07   119.00   06/01/97   45.0   8.000         283.83
 CPIFR      53504       79,695.57   08/01/92   07/01/22   301.00   06/01/97   72.4   8.500         640.51
 CPIFR      53587       68,650.82   06/01/92   05/01/07   119.00   06/01/97   36.1   8.250         941.04
 CPIFR      53884       70,983.49   08/01/92   07/01/22   301.00   06/01/97   74.8   8.875         588.57
 CPIFR      54007       84,633.07   08/01/92   07/01/22   301.00   07/01/97   79.8   8.625         693.23
 CPIFR      54056       50,320.32   08/01/92   07/01/07   121.00   06/01/97   76.2   8.375         633.38
 CPIFR      54148       94,051.26   07/01/92   06/01/22   300.00   07/01/97   90.0   9.000         793.70
 CPIFR      54494       48,421.55   09/01/92   08/01/12   182.00   06/01/97   64.8   8.500         472.97
 CPIFR      55228      241,537.17   11/01/92   10/01/22   304.00   06/01/97   78.9   8.125       1,874.81
 CPIFR      55467      241,066.96   12/01/92   11/01/22   305.00   06/01/97   64.5   8.375       1,912.83
 CPIFR      55921       80,080.68   02/01/93   01/01/03    67.00   06/01/97   73.5   7.875       1,463.71
 CPIFR      56861       84,584.89   02/01/93   01/01/23   307.00   06/01/97   73.3   8.375         668.87
 CPIFR      57182      252,959.69   02/01/93   01/01/23   307.00   06/01/97   49.0   7.500       1,852.92
 CPIFR      57190      252,959.69   02/01/93   01/01/23   307.00   06/01/97   48.1   7.500       1,852.92
 CPIFR      57208      267,277.66   02/01/93   01/01/23   307.00   06/01/97   50.9   7.500       1,957.81
 CPIFR      57638       68,669.21   04/01/93   03/01/23   309.00   07/01/97   90.0   7.875         523.39
 CPIFR      57828      275,825.18   06/01/93   05/01/08   131.00   06/01/97   73.8   7.875       3,201.02
 CPIFR      58321      109,609.29   06/01/93   05/01/23   311.00   06/01/97   71.8   8.625         882.27
 CPIFR      59766      264,700.46   10/01/93   09/01/23   315.00   06/01/97   52.8   7.500       1,922.84
 CPIFR      60517      215,217.62   05/01/94   04/01/24   322.00   06/01/97   74.2   7.375       1,554.02
 CPIFR      61119       66,897.50   01/01/94   12/01/23   318.00   06/01/97   46.6   6.875         459.86
 CPIFR      61150       56,664.55   01/01/94   12/01/23   318.00   06/01/97   71.9   6.750         382.68
 CPIFR      61267      251,921.63   01/01/94   12/01/08   138.00   06/01/97   59.7   6.875       2,675.57
 CPIFR      61390       33,008.48   01/01/94   12/01/98    18.00   06/01/97   58.8   6.750       1,968.35
 CPIFR      61903      273,295.90   02/01/94   01/01/24   319.00   06/01/97   59.4   7.125       1,910.00
 CPIFR      62059       58,331.02   04/01/94   03/01/24   321.00   07/01/97   44.2   7.125         410.97
 CPIFR      62273       83,668.42   04/01/94   03/01/24   321.00   09/01/97   51.1   7.300         623.87
 CPIFR      62331       58,409.52   04/01/94   03/01/09   141.00   06/01/97   60.7   6.250         583.05
 CPIFR      62810       57,248.87   06/01/94   05/01/24   323.00   07/01/97   69.3   7.750         437.02
 CPIFR      63057      195,622.64   04/01/94   03/01/24   321.00   07/01/97   62.4   7.375       1,402.08
 CPIFR      63172       43,506.38   05/01/94   04/01/09   142.00   06/01/97   36.7   7.000         449.42
 CPIFR      63198      111,395.26   05/01/94   04/01/24   322.00   06/01/97   80.4   7.500         804.10
 CPIFR      63404      116,991.04   04/01/94   03/01/09   141.00   06/01/97   87.8   6.250       1,167.81
 CPIFR      63511       48,413.84   05/01/94   04/01/24   322.00   07/01/97   68.4   7.500         349.61
 CPIFR      63669       69,381.45   04/01/94   03/01/24   321.00   06/01/97   72.0   6.750         467.00
 CPIFR      63776       73,417.52   05/01/94   04/01/24   322.00   06/01/97   65.3   7.375         587.08
 CPIFR      63933       54,219.03   04/01/94   03/01/24   321.00   06/01/97   70.1   7.500         392.26
 CPIFR      63990      117,152.59   04/01/94   03/01/24   321.00   06/01/97   89.6   7.500         846.05
 CPIFR      64204       86,971.07   05/01/94   04/01/09   142.00   06/01/97   67.5   7.000         898.83
 CPIFR      64519       48,612.97   05/01/94   04/01/24   322.00   06/01/97   75.0   7.500         356.60
 CPIFR      64683       34,621.07   05/01/94   04/01/09   142.00   06/01/97   28.9   7.000         359.54
 CPIFR      64691      109,313.47   05/01/94   04/01/24   322.00   07/01/97   84.9   7.500         790.12
 CPIFR      64782       96,523.91   05/01/94   04/01/24   322.00   07/01/97   66.4   7.000         665.31
 CPIFR      64808       40,774.05   05/01/94   04/01/09   142.00   06/01/97   69.8   7.000         426.95
 CPIFR      64964       99,119.09   05/01/94   04/01/24   322.00   06/01/97   72.1   7.125         690.57
 CPIFR      65151       88,269.59   05/01/94   04/01/24   322.00   06/01/97   74.6   6.750         593.47
 CPIFR      65169      166,703.96   06/01/94   05/01/24   323.00   06/01/97   71.5   6.875       1,133.21
 CPIFR      65227       41,851.38   05/01/94   04/01/09   142.00   06/01/97   26.0   7.000         449.42
 CPIFR      65284       34,851.28   05/01/94   04/01/09   142.00   06/01/97   71.4   7.125         362.34
 CPIFR      65342       90,158.26   06/01/94   05/01/24   323.00   06/01/97   54.3   7.375         642.33
 CPIFR      65409       50,512.55   07/01/94   06/01/09   144.00   06/01/97   71.1   6.375         501.27
 CPIFR      65441       34,889.23   06/01/94   05/01/24   323.00   06/01/97   80.0   7.500         257.32
 CPIFR      65466       18,720.57   05/01/94   04/01/24   322.00   07/01/97   76.9   7.750         143.29
 CPIFR      65631       36,613.15   05/01/94   04/01/09   142.00   08/01/97   57.2   7.125         498.21

                                                                 Page 37 6/24/97

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                  SALE SCHEDULE
   1997-2 CLASS 1 - INITIAL POOL OF FIXED RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                 Principal
                                                                                                      Zip       Balance at
Sale ID  Account     Name                      Address                        City             State Code       Origination
----------------------------------------------------------------------------------------------------------------------------
 CPIFR      65656  SNYDER JOAN               1024 WINDGATE COURT            NAPERVILLE            IL  60540      177,000.00
 CPIFR      65664  DALENCOUR MARYSE T        8757 S COLFAX                  CHICAGO               IL  60617       41,200.00
 CPIFR      65847  RUE LAWRENCE              625 THOREAU DRIVE              ELGIN                 IL  60120       79,000.00
 CPIFR      66183  DERKSON SANDRA M          2566 HERRON                    LINDENHURST           IL  60046      108,000.00
 CPIFR      66407  NIKU HOOSHANG             8300 CLYNDERVEN                BURR RIDGE            IL  60521      192,000.00
 CPIFR      66472  VIEAUX JAMES M            340 OSWEGO ROAD                PARK FOREST           IL  60466       58,500.00
 CPIFR      66597  WARREN B ARTHUR           520 W WINTHROP STREET          EARLVILLE             IL  60518       44,100.00
 CPIFR      66662  DECKYS PAULA J            6033 N SHERIDAN ROAD           CHICAGO               IL  60660       50,000.00
 CPIFR      66969  BILTON MICHAEL            55 CUMBERLAND DRIVE            LINCOLNSHIR           IL  60069      199,200.00
 CPIFR      67561  GRONYCH JAN M             114 SPRINGLEAF DRIVE           BOLINGBROOK           IL  60440       60,000.00
 CPIFR      69955  NEWELL PAUL               7 MARINER ROAD                 HOPATCONG             NJ  07843      117,000.00
 CPIFR     501908  KEELEY PATRICK C          2254 N RACINE AVE              CHICAGO               IL  60614      235,000.00
 CPIFR     502096  GUSTAFSON HARRY W         915 BANBURY CT                 SCHAUMBURG            IL  60194       66,150.00
 CPIFR     502112  SHEEHAN FRANCIS E         521 PEACOCK COURT              NAPERVILLE            IL  60565      100,000.00
 CPIFR     503854  BRYNIARSKI JAN            6726 S KOLIN AVE               CHICAGO               IL  60629       65,500.00
 CPIFR     507533  ROSS DANIEL C             153 HUNT CLUB ROAD             GURNEE                IL  60031      170,000.00
        -------------------------------------                                                               ----------------
              144  Sale Total                                                                                 13,774,930.00
              144  Total with Superior Bank Retail                                                            13,774,930.00
            1,674  Grand Total                                                                                96,692,869.00

                      Cut-off Date    First                                Original   Current    Scheduled
                        Principal    Payment   Maturity   Rem        Date     LTV     Mortgage    Payment
Sale ID  Account         Balance       Date      Date     Term       Due     Ratio     Rate      Int & Prin
-----------------------------------------------------------------------------------------------------------
 CPIFR      65656      171,361.70   05/01/94   04/01/24   322.00   06/01/97   75.0     7.375       1,222.50
 CPIFR      65664       35,688.17   05/01/94   04/01/09   142.00   07/01/97   79.2     7.000         370.32
 CPIFR      65847       76,567.86   05/01/94   04/01/24   322.00   06/01/97   75.9     7.500         552.38
 CPIFR      66183      103,654.05   05/01/94   04/01/24   322.00   06/01/97   61.0     7.500         755.16
 CPIFR      66407      145,657.90   05/01/94   04/01/04    82.00   06/01/97   49.8     6.625       2,192.36
 CPIFR      66472       50,793.88   06/01/94   05/01/09   143.00   06/01/97   65.7     6.375         505.59
 CPIFR      66597       38,524.78   05/01/94   04/01/09   142.00   06/01/97   69.4     7.375         405.69
 CPIFR      66662       41,511.25   06/01/94   05/01/09   143.00   06/01/97   75.7     7.375         459.97
 CPIFR      66969      193,653.44   06/01/94   05/01/24   323.00   06/01/97   75.4     7.875       1,444.34
 CPIFR      67561       58,276.78   06/01/94   05/01/24   323.00   07/01/97   64.5     7.875         435.05
 CPIFR      69955      113,169.97   06/01/94   05/01/24   323.00   06/01/97   90.0     7.000         778.41
 CPIFR     501908      225,488.80   06/01/93   05/01/23   311.00   06/01/97   62.6     7.625       1,663.32
 CPIFR     502096       61,344.91   02/01/93   01/01/23   307.00   06/01/97   70.0     7.500         462.54
 CPIFR     502112       78,454.42   01/01/93   12/01/22   306.00   06/01/97   39.3     7.500         699.22
 CPIFR     503854       62,398.88   05/01/93   04/01/23   310.00   07/01/97   54.1     7.125         441.29
 CPIFR     507533      164,850.75   05/01/94   04/01/24   322.00   07/01/97   72.3     7.750       1,217.91
        -------------------------                       -----------          ------------------------------
              144   12,328,519.67                         264.60              67.5     8.052     111,513.82
              144   12,328,519.67                         264.60              67.5     8.052     111,513.82
            1,674   94,729,249.31                         217.41              75.9    11.372   1,013,894.81

                                                                  Page 1 6/24/97


                                  EXHIBIT H-2

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL 2

ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML162   161244207  HARNICK DONALD              183 LINDBERGH AVENUE            OCEANSIDE               NY  11572        225,000.00
 ML162   161264031  MOLAEI MOHSEN               7903 BARRIE                     DEARBORN                MI  48126         59,500.00
 ML162   161319413  KUCHARSKI DAVID A           2910 KAMA                       MCHENRY                 IL  60050        106,000.00
 ML162   161363239  FLAHERTY COLM F             396 WASHINGTON STREET           ELMHURST                IL  60126        197,000.00
 ML162   161371299  MORNINGSTAR JOSEPH M        63 PUMPHOUSE ROAD               TANEYTOWN               MD  21787        171,900.00
 ML162   161372545  BEST EDWARD J               1582 S. 36TH ST.                MILWAUKEE               WI  53215         50,000.00
 ML162   161414156  SELLAND NORMAN D            10026 N CALHOUN AVENUE          PORTLAND                OR  97203         63,750.00
 ML162   161414487  MILTON CHARLES W            1112 ADAMS                      WAUCONDA                IL  60084        116,000.00
 ML162   161420880  AL-AKOUBI AQIL              6709 MONTROSE                   DETROIT                 MI  48228         25,000.00
 ML162   161421417  WILLIS MARSHALL M           4211 PINETREE LANE              PINETOP                 AZ  85935         54,750.00
 ML162   161423009  REYNOLDS ROBERT             4504 228TH AVENUE NE            REDMOND                 WA  98053        197,200.00
 ML162   161423843  SALMON SEAN R               833 WEST 400 NORTH              WEST BOUNTIFUL          UT  84037        182,500.00
 ML162   161425160  THOMAS JAMES                3948 WEST SOUTH ARTHINGTON      CHICAGO                 IL  60644         81,000.00
 ML162   161429048  RICHTER MARK S              29050 SHERRY AVENUE             MADISON HEIGHTS         MI  48071         89,100.00
 ML162   161430855  HUNTER MICHAEL C            1588 DUCK LAKE                  HIGHLAND                MI  48356         57,000.00
 ML162   161432521  WILLESEN RODNEY             2495 SOUTH DERBY STREET         SALT LAKE CITY          UT  84119         61,600.00
 ML162   161436142  LOVE DAVID JOHN             408 2ND STREET                  WALWORTH                WI  53184         56,100.00
 ML162   161436233  SANJARA VAL                 5217 25TH AVENUE SOUTHWEST      SEATTLE                 WA  98106         83,800.00
 ML162   161438239  PARRISH SANTINO             7501 GRANDMONT                  DETROIT                 MI  48228         66,600.00
 ML162   161438502  HAMAR BRUCE A               10712 24TH DRIVE SOUTHEAST      EVERETT                 WA  98208        122,400.00
 ML162   161439385  ARNOLD GREGORY              5220 OAKMAN BLVD                DETROIT                 MI  48204         54,400.00
 ML162   161440029  HUBBS SCOTT EDWARD          7023 S MARTIN LUTHER KING       CHICAGO                 IL  60637         66,000.00
 ML162   161442181  HOSTETLER JERRY A           4923 E KESSLER                  INDIANAPOLIS            IN  46220        628,200.00
 ML162   161442843  KLOZA DIANE M               212 CROWN HIGH COURT            COLORADO SPRINGS        CO  80904        197,911.00
 ML162   161443411  JACKSON RANDALL M           5004 WEST AUGUSTA CIRCLE        GLENDALE                AZ  85308        110,000.00
 ML162   161443536  LABALESTRA PIETRO           30 W 350 ARMY TRAIL ROAD        BARTLETT                IL  60103         60,000.00
 ML162   161443734  MARETIC MATHEW ROBERT       4390 FIFTH STREET               ECORSE                  MI  48229         20,000.00
 ML162   161443916  YARBROUGH CALVIN D          29817 2ND AVENUE SOUTHWEST      FEDERAL WAY             WA  98023        135,950.00
 ML162   161445283  GREENE DENISE               3053 W. WASHINGTON              CHICAGO                 IL  60612         94,500.00
 ML162   161445465  SMELSER DONALD LEE          20920 HARRINGTON                CLINTON TOWNSHIP        MI  48036        152,300.00
 ML162   161445523  WARREN ROBERT               1154 BACON STREET               INDIANAPOLIS            IN  46227         21,000.00
 ML162   161445747  STEMME MARY H               4520 BEAUMONT ROAD              COLORADO SPRINGS        CO  80916         35,000.00
 ML162   161447537  JOHNSON RICHARD M           9525 HAMBURG ROAD               WEBSTER TOWNSHIP        MI  48489        115,000.00
 ML162   161447586  TOTUSEK RICHARD Q           7019 NORTH JULIA STREET         SPOKANE                 WA  99207         54,000.00
 ML162   161447925  SRISAVATHTHA SENGDARA       1243 SUMMER BLOSSOM AVENUE      SAN JOSE                CA  95122        228,555.00
 ML162   161449756  FORENPOHAR VERNON E         90 SELAH-NACHES ROAD            SELAH                   WA  98942        136,000.00
 ML162   161449772  SATRA ALLEN E               1907 NORTH 35TH PLACE           MOUNT VERNON            WA  98273         96,000.00
 ML162   161450630  HOFFMANN DETLEF H           136 WEST 6TH STREET             LEADVILLE               CO  80461         58,500.00
 ML162   161450937  WILLIAMS BRUCE A            31 WEST GROVE AVENUE            SALT LAKE CITY          UT  84115         68,000.00
 ML162   161452214  ROSCOE JENNIFER A           8844 FREMONT PIKE               PERRYSBURG              OH  43551         46,800.00
 ML162   161452362  DUNIGAN ERIC V              15660 GLASTONBURY               DETROIT                 MI  48223         49,200.00
 ML162   161452446  GURA ROBERT A               40060 AYNESLEY                  CLINTON TWP.            MI  48038        132,000.00
 ML162   161452685  SCHILLING RODNEY A          26022 227 PLACE SOUTH EAST      MAPLE VALLEY            WA  98038        183,600.00
 ML162   161453675  ZEDDIS DOUGLAS W            7987 SOUTH 2980 WEST            WEST JORDAN             UT  84088         86,400.00
 ML162   161453733  JOSFAN DAVID M              31523 COUNTRYSIDE ROAD          STEAMBOAT SPRINGS       CO  80477        845,000.00
 ML162   161454186  BLACKMON KIM                812 NORTH HOWARD STREET         AKRON                   OH  44310         42,700.00
 ML162   161454947  CIENKOSZ JERZY              17 SANDALWOOD COURT             STREAMWOOD              IL  60107        122,400.00
 ML162   161455266  BROWN SHERRY L              500 BRIARVALE                   AUBURN HILLS            MI  48326         67,500.00
 ML162   161456512  JOHNSON MELVIN A            2732 COOK STREET                DENVER                  CO  80205         87,300.00
 ML162   161457197  JONES JACK E                445 EAST 13800 SOUTH            DRAPER                  UT  84020        134,400.00
 ML162   161458039  BRUENNING JEFFREY D         519 SOUTH MUELLER STREET        APPLETON                WI  54914         85,900.00
 ML162   161459219  REYNOLDS HELGA H            2064 CALLE CORONA               FOUNTAIN                CO  80817         80,000.00
 ML162   161459797  CISNEROS GILBERT J          7865 VALLEJO STREET             DENVER                  CO  80221         99,000.00
 ML162   161459847  ANDERSON CARL W             4269 HILL TOP DRIVE             PARK CITY               UT  84098        240,000.00
 ML162   161460266  MARWICK PATRICIA A          1440 N. LAKE SHORE DRIVE,       CHICAGO                 IL  60610        135,000.00
 ML162   161460514  WILLIAMS JOSEPH N           17317 NORBORNE                  REDFORD                 MI  48240         51,200.00
 ML162   161460589  RUHLMAN STEVEN              1437 WEST NINE MILE             FERNDALE                MI  48220         66,500.00
 ML162   161462288  MACERONI MICHAEL LOUIS      2424 BENJAMIN                   ROYAL OAK               MI  48073        148,700.00
 ML162   161462304  OMILION JOHN F              656 PONTIAC                     LAKE ORION              MI  48362        127,800.00

                                                      Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 ML162   161244207    222,163.02 10/01/96    09/01/26 10.625  10.625  16.625   6.750
 ML162   161264031     58,915.06 10/01/96    09/01/26 10.375  10.375  16.375   6.250
 ML162   161319413    105,861.88 03/01/97    02/01/27 10.125   9.125  16.125   5.750
 ML162   161363239    196,465.34 12/01/96    11/01/26 10.000  10.000  16.000   6.000
 ML162   161371299    171,503.03 02/01/97    01/01/27  9.875   8.875  15.875   5.000
 ML162   161372545     49,903.05 02/01/97    01/01/27  9.625   8.625  15.625   5.000
 ML162   161414156     63,750.00 06/01/97    05/01/27 12.125  11.125  18.125   6.900
 ML162   161414487    115,891.90 04/01/97    03/01/27 12.250  11.250  18.250   8.500
 ML162   161420880     24,975.94 04/01/97    03/01/27  9.625   9.625  15.625   5.750
 ML162   161421417     54,723.77 05/01/97    04/01/27  9.625   9.625  15.625   6.250
 ML162   161423009    197,127.75 06/01/97    05/01/27 10.875   9.875  16.875   6.250
 ML162   161423843    182,289.23 04/01/97    03/01/27  8.750   8.750  14.750   5.250
 ML162   161425160     80,968.75 05/01/97    04/01/27 10.500   9.500  16.500   7.000
 ML162   161429048     89,066.46 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 ML162   161430855     57,000.00 06/01/97    05/01/27 11.125  10.125  17.125   6.750
 ML162   161432521     61,552.15 05/01/97    04/01/27 10.625   9.625  16.625   6.000
 ML162   161436142     56,100.00 06/01/97    05/01/27  9.250   8.250  15.250   4.500
 ML162   161436233     83,781.89 05/01/97    04/01/27 13.250  12.250  19.250   8.250
 ML162   161438239     66,600.00 06/01/97    05/01/27 10.250   9.250  16.250   5.750
 ML162   161438502    122,373.55 05/01/97    04/01/27 13.250  12.250  19.250   8.500
 ML162   161439385     54,400.00 06/01/97    05/01/27 13.125  12.125  19.125   7.500
 ML162   161440029     66,000.00 06/01/97    05/01/27 13.125  12.125  19.125   7.500
 ML162   161442181    628,200.00 06/01/97    05/01/27 10.000  10.000  16.000   5.750
 ML162   161442843    197,911.00 06/01/97    05/01/27 11.250  10.250  17.250   6.500
 ML162   161443411    109,951.34 05/01/97    04/01/27 10.000   9.000  16.000   5.500
 ML162   161443536     60,000.00 06/01/97    05/01/27 11.500  11.500  17.500   6.750
 ML162   161443734     19,990.91 06/01/97    05/01/27  9.875   8.875  15.875   5.000
 ML162   161443916    135,897.41 05/01/97    04/01/27 10.625  10.625  16.625   7.250
 ML162   161445283     94,500.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 ML162   161445465    152,258.78 05/01/97    04/01/27 12.250  11.250  18.250   8.000
 ML162   161445523     21,000.00 06/01/97    05/01/27 12.375  11.375  18.375   6.750
 ML162   161445747     34,985.32 06/01/97    05/01/27 10.250   9.250  16.250   5.500
 ML162   161447537    115,000.00 06/01/97    05/01/27  9.750   8.750  15.750   5.500
 ML162   161447586     53,972.74 06/01/97    05/01/27  9.375   8.375  15.375   4.500
 ML162   161447925    228,468.95 05/01/97    04/01/27 10.750   9.750  16.750   6.250
 ML162   161449756    136,000.00 06/01/97    05/01/27  8.625   7.625  14.625   3.750
 ML162   161449772     95,943.32 06/01/97    05/01/27  8.625   7.625  14.625   3.750
 ML162   161450630     58,500.00 06/01/97    05/01/27  8.875   8.875  14.875   5.000
 ML162   161450937     68,000.00 06/01/97    05/01/27 11.875  11.875  17.875   8.250
 ML162   161452214     46,800.00 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 ML162   161452362     49,200.00 06/01/97    05/01/27 10.250   9.250  16.250   6.250
 ML162   161452446    131,858.97 05/01/97    04/01/27  9.125   9.125  15.125   5.500
 ML162   161452685    183,550.31 05/01/97    04/01/27 12.250  11.250  18.250   7.750
 ML162   161453675     86,400.00 06/01/97    05/01/27 13.000  12.000  19.000   8.250
 ML162   161453733    844,447.25 05/01/97    04/01/27  8.125   7.125  14.125   4.750
 ML162   161454186     42,686.73 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 ML162   161454947    122,372.79 06/01/97    05/01/27 13.125  12.125  19.125   7.500
 ML162   161455266     67,500.00 06/01/97    05/01/27 11.500  10.500  17.500   7.000
 ML162   161456512     87,300.00 06/01/97    05/01/27  9.375   9.375  15.375   5.750
 ML162   161457197    134,348.01 05/01/97    04/01/27 10.625   9.625  16.625   6.000
 ML162   161458039     85,900.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 ML162   161459219     80,000.00 06/01/97    05/01/27 10.625  10.625  16.625   6.750
 ML162   161459797     98,952.57 06/01/97    05/01/27  9.625   9.625  15.625   5.750
 ML162   161459847    240,000.00 06/01/97    05/01/27 10.625  10.625  16.625   6.750
 ML162   161460266    135,000.00 06/01/97    05/01/27 10.625   9.625  16.625   5.500
 ML162   161460514     51,187.26 05/01/97    04/01/27 12.625  11.625  18.625   8.250
 ML162   161460589     66,500.00 06/01/97    05/01/27  8.375   7.375  14.375   4.750
 ML162   161462288    148,700.00 06/01/97    05/01/27  8.375   8.375  14.375   4.750
 ML162   161462304    127,800.00 06/01/97    05/01/27 10.375   9.375  16.375   6.000

                                                                  Page 2 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML162   161462460  PHILLIPS RICKY D            879 S. NEWMAN RD.               WEST LAFAYETTE          IN  47906         62,900.00
 ML162   161462700  LESSER DANIEL CRAIG         5123 NORTH 83RD STREET          SCOTTSDALE              AZ  85250         73,200.00
 ML162   161462718  URBAN DONALD F              3613 NORTHSHORE BLVD NORTH      TACOMA                  WA  98422        200,000.00
 ML162   161463278  HAILEY-GAMBL CORNELIA       426 SOUTH 16TH AVENUE           MAYWOOD                 IL  60153         80,500.00
 ML162   161464375  TOUCHARD TYRON P            5810 CORINTH DRIVE              COLORADO SPRINGS        CO  80918        114,300.00
 ML162   161464565  WORKMAN MARK H              2257 EAST OAK FOREST DRIVE      LAYTON                  UT  84040        145,000.00
 ML162   161466107  SCHEUERMANN ROBERT F        138 THEDA                       WATERFORD               MI  48328         72,000.00
 ML162   161466487  GRAVIS LESLIE P             5865 WEST 5500 SOUTH            HOOPER                  UT  84315         94,500.00
 ML162   161467113  FINLEY MICHAEL A            295 N. MAIN                     ROMEO                   MI  48065        189,700.00
 ML162   161467949  ZINDANCIOGLU ATTILA         3625 NORTH ASHLAND              CHICAGO                 IL  60613        249,000.00
 ML162   161467980  O'TOOLE MICHAEL J           6390 SLEIGHT ROAD               BATH                    MI  48808        110,400.00
 ML162   161469127  MONTOYA DEBRA C             560 BRONCO ROAD                 DENVER                  CO  80221         54,600.00
 ML162   161469804  DOTSON DANIEL C             7725 WINDWOOD LANE              WELLINGTON              CO  80549        154,700.00
 ML162   161472642  WILLIAMS JULIE              1389 WESTCHESTER                WESTLAND                MI  48186         41,000.00
 ML162   161473145  HOLCOMB JACK                719 EAST KENWOOD STREET         MESA                    AZ  85203        138,000.00
         ---------------------------------------                                                                   -----------------
                 74 Sale Total                                                                                         9,008,716.00

                                                      Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 ML162   161462460     62,879.34 06/01/97    05/01/27 11.375  10.375  17.375   6.250
 ML162   161462700     73,200.00 06/01/97    05/01/27 11.500  10.500  17.500   6.750
 ML162   161462718    200,000.00 06/01/97    05/01/27 11.000  10.000  17.000   6.250
 ML162   161463278     80,500.00 06/01/97    05/01/27 10.250  10.250  16.250   6.000
 ML162   161464375    114,300.00 06/01/97    05/01/27 10.250   9.250  16.250   5.500
 ML162   161464565    145,000.00 06/01/97    05/01/27  9.875   9.875  15.875   6.000
 ML162   161466107     72,000.00 06/01/97    05/01/27  9.125   8.125  15.125   4.750
 ML162   161466487     94,500.00 06/01/97    05/01/27 10.625  10.625  16.625   7.000
 ML162   161467113    189,616.08 06/01/97    05/01/27 10.000  10.000  16.000   6.000
 ML162   161467949    248,892.75 06/01/97    05/01/27 10.125  10.125  16.125   6.750
 ML162   161467980    110,400.00 06/01/97    05/01/27  9.625   9.625  15.625   6.000
 ML162   161469127     54,600.00 06/01/97    05/01/27  9.875   8.875  15.875   5.000
 ML162   161469804    154,641.75 06/01/97    05/01/27 10.750   9.750  16.750   6.000
 ML162   161472642     41,000.00 06/01/97    05/01/27 10.125   9.125  16.125   5.000
 ML162   161473145    138,000.00 06/01/97    05/01/27  9.875   9.875  15.875   6.000
                    ------------                      --------------------------------
                    9,002,026.35                      10.278   9.686  16.278   6.054

                                                                  Page 3 6/24/97
ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML163   161202718  SMITH GERALDINE             1129 MT VERNON                  CLEVELAND HEIGHTS       OH  44112         87,500.00
 ML163   161267075  PHILLIPS CHARLES            488 S. LUNDY STREET             SALEM                   OH  44460         41,600.00
 ML163   161363254  DORO CHARLES A              492 BROADWAY STREET             BERLIN                  WI  54923         59,000.00
 ML163   161366505  MILNER JEROME               3738 SOUTH PARKVIEW AVE.        ALEXANDRIA              KY  41001         89,600.00
 ML163   161381645  FIELDS PAUL                 1219 S. AVERS                   CHICAGO                 IL  60623        102,500.00
 ML163   161401567  KEOGAN THOMAS               3934 NE 63RD AVENUE             PORTLAND                OR  97213         59,800.00
 ML163   161419445  STUART JEFFREY              13451 NORTH 93RD WAY            SCOTTSDALE              AZ  85260        150,000.00
 ML163   161432323  GOODFELLOW DANE P           8798 SOUTH SUTTON WAY           SALT LAKE CITY          UT  84121        283,200.00
 ML163   161434808  RACUT DAWN M                20 NORTHFIELD AVE               NORTHFIELD CENTER       OH  44067        152,900.00
 ML163   161434873  BEDFORD HILLARY             513 GLACIER TRAIL               ROSELLE                 IL  60172        189,000.00
 ML163   161437215  BROWN EARLEAN               2652 SOUTH 14380 EAST ROAD      MOMENCE                 IL  60954         21,400.00
 ML163   161439302  ALTENDORF MARK              1950-52 77TH STREET             WEST ALLIS              WI  53219         79,100.00
 ML163   161440003  CROOKS LESTER               1100 HARTREY AVENUE             EVANSTON                IL  60202        192,000.00
 ML163   161442199  GARDOUR TERRI M             9936 HARD KEY CIRCLE            INDIANAPOLIS            IN  46236        114,000.00
 ML163   161443726  LAETSCH DAVID T             2302 WALLACE LAKE ROAD          WEST BEND               WI  53095        122,400.00
 ML163   161445481  PARKS TIMOTHY               912 N MICHIGAN AVE              HOWELL                  MI  48843        134,400.00
 ML163   161446372  ABSHIRE BRUCE               21844 SE ASH STREET             GRESHAM                 OR  97030         88,800.00
 ML163   161446851  DAVIS YVETTE                4254 WEST 21ST ST.              CHICAGO                 IL  60623         34,600.00
 ML163   161446901  REYES LUZ L                 1627 N FRANCISCO AVE            CHICAGO                 IL  60647        116,000.00
 ML163   161447529  STEVENSON JANICE M          1868 LAKESIDE DRIVE             TIPTON                  MI  49287         92,000.00
 ML163   161448154  HOLLAND JOHN L              19310 65TH STREET EAST          BONNEY LAKE             WA  98390        117,300.00
 ML163   161448303  OSBORNE ALAN C              RT 7 BOX 124-0                  SANTA FE                NM  87501        280,000.00
 ML163   161448428  FELIX GREGORY               662 26TH STREET                 OAKLAND                 CA  94612         64,000.00
 ML163   161448451  WARNER RAY                  3793 WEST 12600 SOUTH           RIVERTON                UT  84065        240,000.00
 ML163   161448923  BUCHANAN MELINDA            15167 PIEDMONT                  DETROIT                 MI  48223         73,500.00
 ML163   161449145  COLETTA JAMES               505 LAUREL AVENUE               WILMETTE                IL  60091        140,000.00
 ML163   161449327  WATKINS IRLINE              864 BARWICK COURT               PAINESVILLE             OH  44077         91,000.00
 ML163   161451018  MANGELSON SEAN PAUL         262 JEFFERSON AVENUE            POCATELLO               ID  83201         53,550.00
 ML163   161452370  RENO DL                     67526 THUNDERBIRD DRIVE         STURGIS                 MI  49091        132,000.00
 ML163   161453527  MEYER DANIEL                419 E WISCONSIN AVENUE          APPLETON                WI  54911         53,900.00
 ML163   161453808  SHULL BRADLEY R             6855 WHITE OAK ROAD             PINETOP                 AZ  85935        160,000.00
 ML163   161455027  LITTLE JAMES M              1205 N. FRINK                   PEORIA                  IL  61606         41,100.00
 ML163   161455597  SOULE JONATHAN F            5739 N 42ND AVENUE              PHOENIX                 AZ  85019         81,000.00
 ML163   161456066  MEYER DANIEL                1016 E VINE STREET              APPLETON                WI  54911         64,400.00
 ML163   161456637  CONTRERAS ANGELITA CASTIL   2143 WEST WILSHIRE DRIVE        PHOENIX                 AZ  85009         45,900.00
 ML163   161459367  ASHMEAD RONALD              7756 COLFAX AVE.NORTH           BROOKLYN PARK           MN  55444         85,600.00
 ML163   161459433  PATRICK JOHN C              2443 AGOSTA-MEEKER RD           NEW BLOOMINGTON         OH  43341         63,700.00
 ML163   161459581  GILANI MOHAMMAD             9004 W 122ND STREET             PALOS PARK              IL  60464        289,000.00
 ML163   161459649  BERENDT RAYMOND II          17948 STEPHENS                  EASTPOINTE              MI  48021         64,300.00
 ML163   161459961  JOHNSON DEBORAH             45 GRANDVIEW                    SHELBYVILLE             IN  46176         56,000.00
 ML163   161459995  TYSON MARK A                58 SOUTH 900 EAST               SALT LAKE CITY          UT  84102        137,900.00
 ML163   161460118  JONES ROBERT                7752 EAST VALLEY VISTA DRI      SCOTTSDALE              AZ  85250        131,200.00
 ML163   161460175  BOYES JENNIFER              2715 V COURT SOUTHEAST          AUBURN                  WA  98002        147,276.00
 ML163   161460423  THOMAS SAM                  7835 NORTH KOSTNER              SKOKIE                  IL  60076        146,800.00
 ML163   161460449  COLLIER PATRICIA            1526 N HUDSON                   CHICAGO                 IL  60610        130,000.00
 ML163   161460522  MARABELLA JAMES J           45614 SPAGNUOLO                 MACOMB TOWNSHIP         MI  48044        107,500.00
 ML163   161460670  DUAH ROBERT                 6618 WEST WILLOW AVENUE         GLENDALE                AZ  85304        423,750.00
 ML163   161461389  RAPP NEIL                   20173 MCKISHNIE                 CLINTON TWP             MI  48035         80,800.00
 ML163   161461413  JABRO SINAN                 2694 ISLAND COURT               SYLVAN LAKE             MI  48320        280,500.00
 ML163   161461421  STOVER PATRICIA A           7800 VOLKMER ROAD               CHESANING               MI  48616         85,400.00
 ML163   161461454  HAYES BEVERLY               3333 WEST 34TH STREET           INDIANAPOLIS            IN  46222         84,800.00
 ML163   161461967  BURNHAM CHRISTY             10326 WEST GRAND PLACE          LITTLETON               CO  80127        116,000.00
 ML163   161463443  EAST ROBERT                 18109 MARQUETTE                 ROSEVILLE               MI  48066         67,400.00
 ML163   161463591  MORVILLO JACK F             7910 IDLEWILD STREET            COMMERCE CITY           CO  80022         59,200.00
 ML163   161464045  PIPPIN PAUL E               6808 STAHELIN                   DETROIT                 MI  48228         32,200.00
 ML163   161464177  TROMBLEY GARY J             221 BOURBON COURT               ROCHESTER HILLS         MI  48307        160,000.00
 ML163   161464227  COVERT ANN                  33660 PARDO                     GARDEN CITY             MI  48135         30,000.00
 ML163   161464268  DEKARSKE HAROLD H           4219 S. US HWY 45               OSHKOSH                 WI  54901         76,500.00
 ML163   161464979  NAYSTATT DAVID J            19950 W. CLEVELAND AVE.         NEW BERLIN              WI  53146        100,400.00

                                                     Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 ML163   161202718     87,161.35 09/01/96    08/01/26  9.875   9.875  15.875   6.000
 ML163   161267075     41,454.37 10/01/96    09/01/26 10.375  10.375  16.375   6.250
 ML163   161363254     58,894.73 03/01/97    02/01/27  8.625   7.625  14.625   3.750
 ML163   161366505     89,470.44 02/01/97    01/01/27 11.000  10.000  17.000   6.000
 ML163   161381645    102,273.51 02/01/97    01/01/27  9.000   8.000  15.000   4.500
 ML163   161401567     59,787.07 05/01/97    04/01/27 13.250  12.250  19.250   7.750
 ML163   161419445    150,000.00 06/01/97    05/01/27 12.250  11.250  18.250   7.000
 ML163   161432323    282,991.54 04/01/97    03/01/27 10.875  10.875  16.875   7.250
 ML163   161434808    152,900.00 06/01/97    05/01/27 10.375  10.375  16.375   6.750
 ML163   161434873    189,000.00 06/01/97    05/01/27 10.375  10.375  16.375   6.750
 ML163   161437215     21,394.05 05/01/97    04/01/27 12.125  11.125  18.125   6.750
 ML163   161439302     79,100.00 06/01/97    05/01/27 10.250   9.250  16.250   5.250
 ML163   161440003    192,000.00 06/01/97    05/01/27 12.750  11.750  18.750   8.500
 ML163   161442199    114,000.00 06/01/97    05/01/27 11.750  11.750  17.750   7.500
 ML163   161443726    122,400.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 ML163   161445481    134,400.00 06/01/97    05/01/27 11.875  10.875  17.875   7.000
 ML163   161446372     88,770.83 05/01/97    04/01/27 11.375  10.375  17.375   7.000
 ML163   161446851     34,600.00 06/01/97    05/01/27 12.625  11.625  18.625   6.750
 ML163   161446901    115,962.93 06/01/97    05/01/27 11.500  10.500  17.500   7.000
 ML163   161447529     92,000.00 06/01/97    05/01/27 12.500  11.500  18.500   7.250
 ML163   161448154    117,300.00 06/01/97    05/01/27 11.250  10.250  17.250   6.500
 ML163   161448303    280,000.00 06/01/97    05/01/27 10.000   9.000  16.000   5.250
 ML163   161448428     64,000.00 06/01/97    05/01/27  9.875   8.875  15.875   5.000
 ML163   161448451    239,893.83 06/01/97    05/01/27 10.000   9.000  16.000   5.250
 ML163   161448923     73,500.00 06/01/97    05/01/27 11.000  10.000  17.000   5.750
 ML163   161449145    139,931.90 05/01/97    04/01/27 12.750  11.750  18.750   7.000
 ML163   161449327     91,000.00 06/01/97    05/01/27 12.375  11.375  18.375   6.750
 ML163   161451018     53,534.68 05/01/97    04/01/27 12.000  11.000  18.000   7.500
 ML163   161452370    132,000.00 06/01/97    05/01/27 12.875  11.875  18.875   8.250
 ML163   161453527     53,900.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 ML163   161453808    159,923.35 05/01/97    04/01/27  9.625   9.625  15.625   6.250
 ML163   161455027     41,100.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 ML163   161455597     81,000.00 06/01/97    05/01/27 10.750   9.750  16.750   6.250
 ML163   161456066     64,400.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 ML163   161456637     45,884.07 05/01/97    04/01/27 11.125  11.125  17.125   7.500
 ML163   161459367     85,600.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 ML163   161459433     63,672.56 06/01/97    05/01/27 10.125   9.125  16.125   5.000
 ML163   161459581    289,000.00 06/01/97    05/01/27 11.375  10.375  17.375   7.750
 ML163   161459649     64,300.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 ML163   161459961     56,000.00 06/01/97    05/01/27 10.875   9.875  16.875   6.000
 ML163   161459995    137,832.17 05/01/97    04/01/27  9.500   8.500  15.500   5.000
 ML163   161460118    131,200.00 07/01/97    06/01/27 11.125  11.125  17.125   7.250
 ML163   161460175    147,205.45 06/01/97    05/01/27  9.625   9.625  15.625   5.750
 ML163   161460423    146,740.07 06/01/97    05/01/27 10.375  10.375  16.375   6.250
 ML163   161460449    130,000.00 06/01/97    05/01/27 12.625  11.625  18.625   6.750
 ML163   161460522    107,500.00 06/01/97    05/01/27 10.250  10.250  16.250   6.000
 ML163   161460670    423,750.00 06/01/97    05/01/27 10.250   9.250  16.250   5.500
 ML163   161461389     80,767.89 06/01/97    05/01/27 10.500   9.500  16.500   6.250
 ML163   161461413    280,500.00 06/01/97    05/01/27 11.500  10.500  17.500   6.500
 ML163   161461421     85,400.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 ML163   161461454     84,800.00 06/01/97    05/01/27 13.125  12.125  19.125   7.500
 ML163   161461967    116,000.00 07/01/97    06/01/27 10.875   9.875  16.875   6.000
 ML163   161463443     67,375.96 06/01/97    05/01/27 11.000  10.000  17.000   5.750
 ML163   161463591     59,200.00 06/01/97    05/01/27 11.250  10.250  17.250   6.500
 ML163   161464045     32,200.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 ML163   161464177    159,814.86 06/01/97    05/01/27  9.125   9.125  15.125   5.500
 ML163   161464227     30,000.00 07/01/97    06/01/27 10.000  10.000  16.000   5.750
 ML163   161464268     76,472.72 06/01/97    05/01/27 11.000  10.000  17.000   6.250
 ML163   161464979    100,400.00 06/01/97    05/01/27 10.250   9.250  16.250   5.250

                                                                  Page 4 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML163   161465000  BAIZ HASSAN                 6735 WINTHROP                   DETROIT                 MI  48228         44,000.00
 ML163   161465257  CARR TERRY L                5125 CHINOOK DR NE              TACOMA                  WA  98422        182,350.00
 ML163   161465760  THOMAS ROBERT L             652 NORTH LOCKWOOD              CHICAGO                 IL  60644         38,000.00
 ML163   161465786  ALLENBAUGH RICHARD          9400 W OAK RIDGE DRIVE          ST. JOHN                IN  46373        174,200.00
 ML163   161466073  KAPILLA KEITH               201 MUNGER                      HOLLY                   MI  48442        150,000.00
 ML163   161466305  CRANE I J                   4015 SOUTH OLIVE STREET         DENVER                  CO  80237        217,600.00
 ML163   161466560  SARNO B MICHAEL             1030 EAST MADDOCK ROAD          PHOENIX                 AZ  85027         84,000.00
 ML163   161467261  SAMESHIMA HOWARD S          11547 BIRCH STREET              DENVER                  CO  80223         96,900.00
 ML163   161467287  POMERLEAU LISA DAWN         948 BITTERBUSH LANE             FORT COLLINS            CO  80526        119,000.00
 ML163   161467360  BURNS ROBERT H              2849 SOUTH 700 EAST             SALT LAKE CITY          UT  84106        129,500.00
 ML163   161467758  LURIE STEVEN R.             7415 TRIPP                      SKOKIE                  IL  60076        154,700.00
 ML163   161468889  RAMIREZ MANUEL E            3433-3435 HUMBOLDT STREET       DENVER                  CO  80205         75,650.00
 ML163   161468913  GURLEY JOHN                 2133 SOUTH LINMAR COURT         FLAGSTAFF               AZ  86001         91,000.00
 ML163   161468947  HELMICK GORDON              490 EAST NIAGRA CIRCLE          GRAND JUNCTION          CO  81501         75,600.00
 ML163   161469085  MICZO ALAN                  5662 SOUTH CALANN DRIVE         SALT LAKE CITY          UT  84121        195,500.00
 ML163   161469630  DEAN KENNETH                337 SOUTH 400 WEST              TOOELE                  UT  84074         92,000.00
 ML163   161469903  CONSAMUS JAMES R            599 WAKEFIELD COURT             NAPERVILLE              IL  60563        139,500.00
 ML163   161470059  ANDERSON JOHN               1535 SOUTH SAWYER               CHICAGO                 IL  60623        102,000.00
 ML163   161470083  CARILLON RALPH D JR         1340 MOUNT PLEASANT STREET      NORTH CANTON            OH  44721        200,000.00
 ML163   161470190  SOTO ROBERTO                2425 N LUNA                     CHICAGO                 IL  60639        100,000.00
 ML163   161470232  BOROWSKI LINDA M            E9051 KLATT ROAD                NEW LONDON              WI  54961         63,700.00
 ML163   161471024  ROBINSON CALVIN D           8842 S MARSHFIELD AVE           CHICAGO                 IL  60620         67,500.00
 ML163   161471503  NELSON DOUGLAS V            8600 SOUTH WARHAWK ROAD         CONIFER                 CO  80433        105,000.00
 ML163   161471719  FANNIN JOSEPH K             7 TAMARADE DRIVE                LITTLETON               CO  80127        633,600.00
 ML163   161472261  HANDLEY CYNTHIA             5742 DON PASQUALE DRIVE SW      ALBUQUERQUE             NM  87105         71,100.00
 ML163   161472394  FIELDS ADAM                 8735 WEST INDORE DRIVE          LITTLETON               CO  80123        119,000.00
 ML163   161472469  NELSON LORI W               9121 SOUTH DESPAIN WAY          SANDY                   UT  84093        182,750.00
 ML163   161472592  COLE ALEXANDER              1726 LELAND AVENUE              EVANSTON                IL  60201        122,000.00
 ML163   161472832  WHITE MOIRA                 2970 SOUTH REVERE STREET        AURORA                  CO  80014         86,400.00
 ML163   161473046  GRAND-PRE JAMES V           828 EAST LARKSPUR DRIVE         SANDY                   UT  84094         97,200.00
 ML163   161473137  MCINTURFF MIKE C E          5232 EAST LINDSTROM LANE        MESA                    AZ  85215         64,000.00
 ML163   161473830  MILLER KAREN                2901 S CHEROKEE STREET          ENGLEWOOD               CO  80110         85,600.00
 ML163   161474127  BALLARD STEPHENSON R        1016 DELTA DRIVE                LAFAYETTE               CO  80026        154,700.00
 ML163   161474531  MANLEY DAVID                746 EAST 12TH STREET            CRAIG                   CO  81625         63,200.00
 ML163   161474721  DUNCAN ORVILLE JR           928 EAST OREGON AVENUE          PHOENIX                 AZ  85014         78,800.00
 ML163   161475454  MORALES CYNTHIA             1776 SOUTH WELCH CIRCLE         LAKEWOOD                CO  80228        118,150.00
 ML163   161475934  HENSLEY LINDA E             190 WATERSEDGE #202             GLENDALE HEIGHTS        IL  60139         62,900.00
 ML163   161479894  FALLOWS JESSE               1333 NORTH 2890 WEST            CLINTON                 UT  84015        104,220.00
         ---------------------------------------                                                                   -----------------
                 97 Sale Total                                                                                        11,544,996.00
                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 ML163   161465000      44,000.00 06/01/97    05/01/27 12.375  11.375  18.375   8.250
 ML163   161465257     182,350.00 06/01/97    05/01/27 13.750  12.750  19.750   8.500
 ML163   161465760      38,000.00 06/01/97    05/01/27 12.625  11.625  18.625   6.750
 ML163   161465786     174,200.00 06/01/97    05/01/27 11.375  11.375  17.375   7.250
 ML163   161466073     150,000.00 06/01/97    05/01/27 10.500   9.500  16.500   6.500
 ML163   161466305     217,600.00 06/01/97    05/01/27 12.500  11.500  18.500   7.250
 ML163   161466560      84,000.00 06/01/97    05/01/27  9.750   8.750  15.750   5.000
 ML163   161467261      96,900.00 06/01/97    05/01/27  9.625   9.625  15.625   5.750
 ML163   161467287     119,000.00 06/01/97    05/01/27 11.250  10.250  17.250   6.500
 ML163   161467360     129,436.30 06/01/97    05/01/27  9.500   8.500  15.500   4.750
 ML163   161467758     154,700.00 06/01/97    05/01/27  8.625   8.625  14.625   4.500
 ML163   161468889      75,602.98 06/01/97    05/01/27  8.375   8.375  14.375   4.500
 ML163   161468913      91,000.00 06/01/97    05/01/27  8.875   7.875  14.875   3.750
 ML163   161468947      75,600.00 06/01/97    05/01/27 11.500  10.500  17.500   6.750
 ML163   161469085     195,500.00 06/01/97    05/01/27 11.125  10.125  17.125   6.250
 ML163   161469630      92,000.00 06/01/97    05/01/27 10.375   9.375  16.375   5.500
 ML163   161469903     139,500.00 06/01/97    05/01/27 10.375   9.375  16.375   5.000
 ML163   161470059     102,000.00 06/01/97    05/01/27  9.875   8.875  15.875   4.750
 ML163   161470083     200,000.00 06/01/97    05/01/27  7.875   7.875  13.875   3.750
 ML163   161470190      99,968.91 06/01/97    05/01/27 11.625  10.625  17.625   6.250
 ML163   161470232      63,700.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 ML163   161471024      67,500.00 07/01/97    06/01/27 11.625  10.625  17.625   6.000
 ML163   161471503     104,951.02 06/01/97    05/01/27  9.750   8.750  15.750   5.000
 ML163   161471719     633,600.00 06/01/97    05/01/27 10.375  10.375  16.375   6.500
 ML163   161472261      71,100.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 ML163   161472394     118,948.74 06/01/97    05/01/27 10.125  10.125  16.125   6.250
 ML163   161472469     182,750.00 06/01/97    05/01/27 11.250  10.250  17.250   6.500
 ML163   161472592     121,927.98 06/01/97    05/01/27  8.625   8.625  14.625   4.750
 ML163   161472832      86,400.00 06/01/97    05/01/27 10.250   9.250  16.250   5.500
 ML163   161473046      97,200.00 06/01/97    05/01/27 11.125  10.125  17.125   6.000
 ML163   161473137      63,968.52 06/01/97    05/01/27  9.500   8.500  15.500   4.750
 ML163   161473830      85,600.00 07/01/97    06/01/27  7.375   7.375  13.375   3.750
 ML163   161474127     154,700.00 07/01/97    06/01/27  9.625   9.625  15.625   5.750
 ML163   161474531      63,200.00 07/01/97    06/01/27 10.625   9.625  16.625   6.750
 ML163   161474721      78,800.00 06/01/97    05/01/27 12.875  11.875  18.875   8.000
 ML163   161475454     118,150.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 ML163   161475934      62,900.00 06/01/97    05/01/27 10.500   9.500  16.500   5.500
 ML163   161479894     104,220.00 07/01/97    06/01/27  8.625   8.625  14.625   5.000
                    -------------                      --------------------------------
                    11,542,634.78                      10.729  10.051  16.729   6.177

                                                                  Page 5 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML166   161233119  SMITH GLENTON A             25 MOUNTAIN DRIVE               WEST ORANGE             NJ  07052        240,000.00
 ML166   161400007  WEIMER GENE L JR            26435 NORTH 42ND PLACE          PHOENIX                 AZ  85024        135,000.00
 ML166   161429303  LOSH PHILIP                 8420 SW UMATILLA STREET         TUALATIN                OR  97062        123,000.00
 ML166   161439054  JOHNSON MARY L              6539 SOUTH ABERDEEN ST          CHICAGO                 IL  60621         45,700.00
 ML166   161441019  FLOWERS BRIAN               16265 MAPLE                     JOLIET                  IL  60432        191,200.00
 ML166   161447362  BENTON H DAVID              7964 FAIRCREST                  YPSILANTI               MI  48197        143,600.00
 ML166   161449111  BULLS OWEN JR               2820-22 WEST 30TH STREET        ZION                    IL  60099        134,400.00
 ML166   161449426  TRIPP ROBERT                6550 BLACKMAN RD                JACKSON                 MI  49202        130,500.00
 ML166   161452792  BARNUM FRANK G              6216 MAPLE VIEW DRIVE           BREMERTON               WA  98312         64,400.00
 ML166   161455241  WOUDSTRA STEVEN             6000 OLD FLINT ROAD             WHITE LAKE              MI  48383        158,950.00
 ML166   161457312  HARMON JAMES                426 WATER STREET                MEEKER                  CO  81641         52,000.00
 ML166   161460506  CARR DERRELL                17150 CEDARCROFT PLACE          SOUTHFIELD              MI  48076        176,300.00
 ML166   161461355  RUHLMAN STEVEN              1761 CENTRAL                    FERNDALE                MI  48220         80,500.00
 ML166   161461397  CHURCHILL JAMES             2529 FOREST STREET              PORT HURON              MI  48060         61,200.00
 ML166   161462361  VANDERFORD R SCOTT          19821 SILVERY SPRINGS           SOUTHFIELD              MI  48076         76,000.00
 ML166   161463252  LAUVE JOHN                  807 E BAIRD                     HOLLY                   MI  48442         85,000.00
 ML166   161463468  BOJI CARLINA J              35290 DEWBERRY                  FARMINGTON HILLS        MI  48331        168,800.00
 ML166   161464029  MCCARTHY SUSAN              21 SOUTH WEBSTER LANE           SCHAUMBURG              IL  60193        100,000.00
 ML166   161464235  MCDONALD BRENT              40 BEACHWAY                     WHITMORE LAKE           MI  48189         73,500.00
 ML166   161464243  BURKHAMMER MARK             7649 FLAMINGO BLVD              WESTLAND                MI  48185        106,100.00
 ML166   161465299  IQBAL SHAHID                23502 SE 253RD PLACE            MAPLE VALLEY            WA  98038        293,250.00
 ML166   161467188  HORAN ROBERT SR             9023 SHADY TREE LANE            INDIANAPOLIS            IN  46256        128,700.00
 ML166   161468558  JOHNSON LONNIE              4172 HAMPSHIRE PLACE            COLORADO SPRINGS        CO  80906        228,000.00
 ML166   161468665  GLOVER DAVID                10412 SOUTH BELL AVENUE         CHICAGO                 IL  60643        152,900.00
 ML166   161468822  SHAFFETT JOSEPH             8819 118TH AVENUE SE            NEWCASTLE               WA  98056         88,900.00
 ML166   161469275  MALOUFF PETER               7889 APPLEWOOD LANE             DENVER                  CO  80221         93,600.00
 ML166   161469770  NIELSON HARLAN              3423 EAST WINESAP ROAD          SALT LAKE CITY          UT  84121        176,000.00
 ML166   161470042  ANDERSON JOHN               1541 SOUTH SAWYER AVENUE        CHICAGO                 IL  60623         90,000.00
 ML166   161470307  KLEMENS ROBERT J            47759 WALDEN                    MACOMB                  MI  48044        119,600.00
 ML166   161471206  PIRAU JOHN                  574-76 W GOLDEN GATE            DETROIT                 MI  48203         48,000.00
 ML166   161471339  GUISTO JAIME F              616 CLEAR LAKE STREET           DANVILLE                CA  94506        387,900.00
 ML166   161473640  PUDDY FRANK                 2451 LITER                      ORION                   MI  48359         80,700.00
 ML166   161473657  GARDNER ROBERT C            18501 SPRUCE COURT              RIVERVIEW               MI  48192        133,450.00
 ML166   161473780  CAMPBELL TIMOTHY            285 WINDSOR ROAD                POINT ROBERTS           WA  98281         80,750.00
 ML166   161474390  LOEFFLER ARLENE W           5520 CLINTON RIVER              WATERFORD               MI  48327         76,000.00
 ML166   161474416  SMITH BEVERLY J             18624 STRASBURG                 DETROIT                 MI  48205         43,200.00
 ML166   161475033  TERMOS MOUNIR               7535 MANOR                      DEARBORN                MI  48126         46,100.00
 ML166   161476080  JAKOVLJEVIC VIKTOR          2639 WEST HOMER                 CHICAGO                 IL  60622        233,600.00
 ML166   161476189  WEGMANN JEFFREY             15383 WILLIAMS                  LIVONIA                 MI  48164        119,800.00
 ML166   161477187  GAUTHIER JOSEPH             861 WOODINGHAM                  WATERFORD               MI  48328        114,300.00
 ML166   161477880  MILLER PATRICK II           82 MIRACLE                      TROY                    MI  48084        162,000.00
 ML166   161478037  MEDICI JEAN MARIE           5920 SOUTH SULTAN CIRCLE        MURRAY                  UT  84107         54,000.00
 ML166   161478839  WILLIAMS DONETT J           4014 CLAYBORN ROAD              LANSING                 MI  48911         57,300.00
 ML166   161479191  MCDONALD COLETTE            23395 COUNTY ROAD 50            FRASER                  CO  80442         94,850.00
 ML166   161479290  DELATORRE MARIA             3116 HOLLY HILL AVENUE          LAS VEGAS               NV  89104         90,900.00
 ML166   161479621  PETTY JOHN L                5446 VINCENT                    WATERFORD               MI  48327         81,000.00
 ML166   161479811  SIPAT WILFREDO              2322 GIANERA STREET             SANTA CLARA             CA  95054        309,308.00
 ML166   161482054  WIORSKI RONALD              6700 WEST RAVEN                 CHICAGO                 IL  60631        112,500.00
 ML166   161485081  BEDELL ELBERT               10160 GREEN RD                  GOODRICH                MI  48438        115,900.00
 ML166   161485214  WOKASCH GREGORY I           350 FOUR MILE CANYON DRIVE      BOULDER                 CO  80302        365,500.00
         ---------------------------------------                                                                   -----------------
                 50 Sale Total                                                                                         6,524,158.00

                                                     Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 ML166   161233119    239,029.92 09/01/96    08/01/26  9.625   9.625  15.625   5.750
 ML166   161400007    134,776.68 02/01/97    01/01/27 10.375  10.375  16.375   6.750
 ML166   161429303    123,000.00 07/01/97    06/01/27  9.875   8.875  15.875   5.000
 ML166   161439054     45,700.00 07/01/97    06/01/27 11.625  10.625  17.625   6.000
 ML166   161441019    191,200.00 07/01/97    06/01/27 10.375  10.375  16.375   6.500
 ML166   161447362    143,600.00 07/01/97    06/01/27  9.625   9.625  15.625   7.250
 ML166   161449111    134,330.50 05/01/97    04/01/27 10.500   9.500  16.500   6.250
 ML166   161449426    130,500.00 07/01/97    06/01/27 11.625  10.625  17.625   6.750
 ML166   161452792     64,400.00 07/01/97    06/01/27  9.625   8.625  15.625   5.000
 ML166   161455241    158,891.76 06/01/97    05/01/27 10.875  10.875  16.875   7.500
 ML166   161457312     52,000.00 06/01/97    05/01/27  9.500   8.500  15.500   5.000
 ML166   161460506    176,300.00 06/01/97    05/01/27 11.750  10.750  17.750   6.750
 ML166   161461355     80,500.00 06/01/97    05/01/27  8.375   7.375  14.375   4.750
 ML166   161461397     61,200.00 06/01/97    05/01/27 10.875  10.875  16.875   7.250
 ML166   161462361     76,000.00 07/01/97    06/01/27  9.875   8.875  15.875   5.000
 ML166   161463252     85,000.00 06/01/97    05/01/27  9.500   8.500  15.500   4.500
 ML166   161463468    168,800.00 07/01/97    06/01/27 11.500  11.500  17.500   7.250
 ML166   161464029    100,000.00 07/01/97    06/01/27 10.250   9.250  16.250   5.250
 ML166   161464235     73,500.00 07/01/97    06/01/27  9.750   8.750  15.750   6.250
 ML166   161464243    106,100.00 07/01/97    06/01/27  7.875   7.875  13.875   5.500
 ML166   161465299    293,250.00 06/01/97    05/01/27 12.500  11.500  18.500   7.750
 ML166   161467188    128,700.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 ML166   161468558    228,000.00 07/01/97    06/01/27 11.875  10.875  17.875   7.000
 ML166   161468665    152,900.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 ML166   161468822     88,900.00 07/01/97    06/01/27 12.500  11.500  18.500   7.250
 ML166   161469275     93,600.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 ML166   161469770    176,000.00 07/01/97    06/01/27 10.625   9.625  16.625   5.750
 ML166   161470042     90,000.00 07/01/97    06/01/27  8.875   8.875  14.875   5.000
 ML166   161470307    119,600.00 06/01/97    05/01/27 11.000  10.000  17.000   6.250
 ML166   161471206     48,000.00 07/01/97    06/01/27 12.500  11.500  18.500   7.250
 ML166   161471339    387,900.00 07/01/97    06/01/27  9.375   9.375  15.375   5.750
 ML166   161473640     80,700.00 07/01/97    06/01/27  9.500   8.500  15.500   5.500
 ML166   161473657    133,450.00 06/01/97    05/01/27 10.250   9.250  16.250   5.500
 ML166   161473780     80,750.00 07/01/97    06/01/27  9.875   9.875  15.875   6.000
 ML166   161474390     76,000.00 07/01/97    06/01/27 13.000  12.000  19.000   8.500
 ML166   161474416     43,200.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 ML166   161475033     46,100.00 06/01/97    05/01/27 12.375  11.375  18.375   8.250
 ML166   161476080    233,600.00 07/01/97    06/01/27  7.375   7.375  13.375   4.750
 ML166   161476189    119,800.00 07/01/97    06/01/27 10.625  10.625  16.625   7.500
 ML166   161477187    114,300.00 07/01/97    06/01/27 10.750   9.750  16.750   6.750
 ML166   161477880    162,000.00 07/01/97    06/01/27 10.500   9.500  16.500   6.750
 ML166   161478037     53,985.39 06/01/97    05/01/27 12.250  11.250  18.250   7.000
 ML166   161478839     57,300.00 06/01/97    05/01/27 10.125  10.125  16.125   7.500
 ML166   161479191     94,850.00 07/01/97    06/01/27  8.625   8.625  14.625   5.000
 ML166   161479290     90,900.00 07/01/97    06/01/27 10.250   9.250  16.250   5.750
 ML166   161479621     81,000.00 07/01/97    06/01/27  9.625   9.625  15.625   6.750
 ML166   161479811    309,308.00 07/01/97    06/01/27  8.875   7.875  14.875   5.000
 ML166   161482054    112,500.00 07/01/97    06/01/27 12.375  11.375  18.375   6.750
 ML166   161485081    115,900.00 07/01/97    06/01/27 10.375   9.375  16.375   5.500
 ML166   161485214    365,500.00 07/01/97    06/01/27 10.875   9.875  16.875   6.250
                    ------------                      --------------------------------
                    6,522,822.25                      10.351   9.731  16.351   6.182

                                                                  Page 6 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 ML167   161410113  WILLIAMS ROGER S            3851 CONSTITUTION DR            CARMEL                  IN  46032        112,500.00
 ML167   161427158  GLENN PATRICIA M            14864 LAUDER                    DETROIT                 MI  48227         34,000.00
 ML167   161457254  LINDSAY RICHARD             2267 EAST MELODIE ANN WAY       SALT LAKE CITY          UT  84124        246,400.00
 ML167   161458997  WAGONER WALT E              3726 SOUTH 2025 WEST            ROY                     UT  84067         71,920.00
 ML167   161464078  NEIHARDT LYNETTE            1122 NORTH WEBSTER              NAPERVILLE              IL  60563        116,000.00
 ML167   161468186  PADDILLA CINDIE             1532 SOUTH BENTON STREET        LAKEWOOD                CO  80232         86,700.00
 ML167   161471149  BRAXTON KEVIN               11 E 116TH STREET               CHICAGO                 IL  60628         52,000.00
 ML167   161471867  CANNON CLIFFORD             357 EAST 68TH STREET            CHICAGO                 IL  60637         32,500.00
 ML167   161472774  KUHARY GEORGE               4148 ROOSEVELT                  DEARBORN HEIGHTS        MI  48125         91,600.00
 ML167   161473020  WILKS SANDRA N              16711 CAMP DAY LANE             KLAMATH FALLS           OR  97627         68,000.00
 ML167   161473541  MALAK ANDREW T.             230 ILLINOIS STREET             LEMONT                  IL  60439         38,400.00
 ML167   161475801  SWIATKIEWICZ LYNDA R        8424 COVE LANDING AVENUE        LAS VEGAS               NV  89128         93,000.00
 ML167   161475975  ENGEL SHARRON S             904 BEECH STREET                VALPARAISO              IN  46383         54,000.00
 ML167   161476130  TADROS MUSA P.              733 SPRUCE ROAD                 FRANKFORT               IL  60423        208,000.00
 ML167   161477179  KWAG DONG                   46213 POLO                      CANTON                  MI  48187        170,000.00
 ML167   161477344  ACOBA THOMAS R              2635 SW 335TH COURT             FEDERAL WAY             WA  98023        135,950.00
 ML167   161479647  BRADLEY DENISE              3344 COOK ROAD                  GRAND BLANC             MI  48439         87,200.00
 ML167   161479829  SUTT GLENN                  1319 STARLITE COURT SE          LACEY                   WA  98503        148,750.00
 ML167   161480926  LORIMOR ELLIS               5390 WEST WESCOTT DRIVE         GLENDALE                AZ  85308         85,400.00
 ML167   161481361  RUSIN CASS R                3380 FRANKLIN PARK DRIVE        STERLING HEIGHTS        MI  48310        141,300.00
 ML167   161482302  BOESE DONNA                 28 S HICKORY STREET             FOND DU LAC             WI  54935         66,000.00
 ML167   161483383  AMOS KEVIN L                5325 NORTH 38TH STREET          MILWAUKEE               WI  53209         46,800.00
 ML167   161484449  BENTHIN JIM RUSSELL         2241 N 90TH LANE                PHOENIX                 AZ  85037        111,600.00
 ML167   161484571  MARMOLEJO ROBERT            930 ABRIENDO AVENUE             PUEBLO                  CO  81004         37,000.00
 ML167   161485420  STEINBERG ADAM BRADFORD     1851 PASEO DE LA CONQUISTA      SANTA FE                NM  87501        106,800.00
 ML167   161486444  BANGO DOLORES               1535 WEST MARCO POLO ROAD       PHOENIX                 AZ  85027         60,800.00
 ML167   161486493  GARRIGAN MICHAEL            7371 WEST SHANGRI LA ROAD       PEORIA                  AZ  85345         50,400.00
 ML167   161487731  JOHANSEN THOMAS W           6330 WEST 53RD AVENUE           ARVADA                  CO  80002        100,000.00
 ML167   161488192  LUPRO MAZES                 20315 VINING                    HURON TOWNSHIP          MI  48164        150,400.00
 ML167   161488390  VERITY JOHN                 1350 OLD POND WAY               OLD SNOWMASS            CO  81654        480,000.00
 ML167   161488523  OHDE DALE KENT              0720 JUNE CREEK ROAD            EDWARDS                 CO  81632        400,000.00
 ML167   161489950  GIBSON GREGORY W            4345 WILCOX                     CHICAGO                 IL  60624         86,100.00
         ---------------------------------------                                                                   -----------------
                 32 Sale Total                                                                                         3,769,520.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 ML167   161410113     112,500.00 06/01/97    05/01/27 13.125  12.125  19.125   7.500
 ML167   161427158      34,000.00 07/01/97    06/01/27 11.125  10.125  17.125   7.250
 ML167   161457254     246,400.00 07/01/97    06/01/27 11.625  10.625  17.625   7.000
 ML167   161458997      71,920.00 07/01/97    06/01/27 12.250  11.250  18.250   7.250
 ML167   161464078     116,000.00 07/01/97    06/01/27 11.250  11.250  17.250   7.250
 ML167   161468186      86,700.00 07/01/97    06/01/27  9.875   9.875  15.875   6.250
 ML167   161471149      52,000.00 07/01/97    06/01/27 12.250  11.250  18.250   7.250
 ML167   161471867      32,500.00 07/01/97    06/01/27 12.375  11.375  18.375   6.750
 ML167   161472774      91,600.00 07/01/97    06/01/27 12.750  11.750  18.750   7.750
 ML167   161473020      68,000.00 06/01/97    05/01/27 12.250  11.250  18.250   7.500
 ML167   161473541      38,400.00 07/01/97    06/01/27 12.875  11.875  18.875   7.500
 ML167   161475801      93,000.00 07/01/97    06/01/27 10.000   9.000  16.000   5.500
 ML167   161475975      54,000.00 07/01/97    06/01/27 11.375  10.375  17.375   6.000
 ML167   161476130     208,000.00 07/01/97    06/01/27 10.375  10.375  16.375   8.000
 ML167   161477179     170,000.00 07/01/97    06/01/27 10.500   9.500  16.500   6.500
 ML167   161477344     135,950.00 07/01/97    06/01/27 11.000  10.000  17.000   6.500
 ML167   161479647      87,200.00 07/01/97    06/01/27 10.125   9.125  16.125   6.000
 ML167   161479829     148,750.00 07/01/97    06/01/27 11.000  10.000  17.000   6.500
 ML167   161480926      85,400.00 07/01/97    06/01/27  9.500   8.500  15.500   5.000
 ML167   161481361     141,300.00 07/01/97    06/01/27  9.625   8.625  15.625   6.000
 ML167   161482302      66,000.00 07/01/97    06/01/27 11.250  11.250  17.250   7.250
 ML167   161483383      46,800.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 ML167   161484449     111,600.00 07/01/97    06/01/27 10.500   9.500  16.500   6.000
 ML167   161484571      37,000.00 07/01/97    06/01/27 12.250  11.250  18.250   6.750
 ML167   161485420     106,800.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 ML167   161486444      60,800.00 07/01/97    06/01/27 10.500   9.500  16.500   6.000
 ML167   161486493      50,400.00 07/01/97    06/01/27  8.750   7.750  14.750   4.250
 ML167   161487731     100,000.00 07/01/97    06/01/27 10.500   9.500  16.500   6.000
 ML167   161488192     150,400.00 07/01/97    06/01/27 11.625  10.625  17.625   8.250
 ML167   161488390     480,000.00 07/01/97    06/01/27  8.375   8.375  14.375   4.750
 ML167   161488523     400,000.00 07/01/97    06/01/27  8.375   8.375  14.375   4.750
 ML167   161489950      86,100.00 07/01/97    06/01/27  9.225   9.225  15.225   5.850
                     ------------                      -------------------------------
                     3,769,520.00                      10.323   9.705  16.323   6.210

                                                                  Page 7 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC165  180011538  SLATTERY MICHAEL            100 ROSE PLACE                  SELDEN                  NY  11784        101,700.00
 MLC165  180034415  WALKER RICHARD              47 SOUTH AVENUE                 CORTLAND                NY  13045         24,000.00
 MLC165  180037947  RANSOM LILLIE               4414 CEDAR GARDEN RD            BALTIMORE               MD  21229         48,000.00
 MLC165  180043846  BURNS PATRICK               3275 AVACADO DRIVE              FORT MYERS              FL  33901        142,000.00
 MLC165  180046187  TIGRERO SIXTO               46 ROCHELLE PKWY                SADDLE BROOK            NJ  07663        219,000.00
 MLC165  180046278  NAPPO ANTONIO               1320 39TH AVE N                 SAINT PETERSBURG        FL  33703         41,400.00
 MLC165  180050353  RUDOW ANTHONY               24234 HARBOR VIEW RD            PORT CHARLOTTE          FL  33980         56,610.00
 MLC165  180052946  HALIM ANTHONY K             1 ROXBURY RD                    NORWALK                 CT  06855        204,300.00
 MLC165  180053415  BERGER KARLA F              218 FOREST OAK LANE             HARRISBURG              PA  17110         65,500.00
 MLC165  180054835  HOUSER LINDA                218 WEST ST JOSEPH STREET       EASTON                  PA  18042         74,790.00
 MLC165  180057242  JOSIE CHRISTINE             1 UNIVERSITY PLACE              NEW HAVEN               CT  06511         58,500.00
 MLC165  180064685  HOLTHAUS PAMELA             500 VILLA GRANDE AVE S          SAINT PETERSBURG        FL  33707        208,000.00
 MLC165  180065096  JUNEAU MICHAEL J            2374 FLINT LOCK DR              CLEARWATER              FL  34625        149,600.00
 MLC165  180066581  SOSA JUAN A                 13800 GREENBRIDGE CT            ORLANDO                 FL  32824         74,159.00
 MLC165  180067555  VAN SICKLE DALE W           3253 MAYER DR                   MURRYSVILLE             PA  15668         98,300.00
 MLC165  180069908  PRUETT JEFFREY S            3319 NORTHLAWN DR               TAMPA                   FL  33618         57,600.00
 MLC165  180070484  MAGUIRE MARY M              126 EAST SPRING AVENUE          ARDMORE                 PA  19003         85,500.00
 MLC165  180070492  DROR CATHERINE G            785 HANOVER ROAD                NEW OXFORD              PA  17350        109,650.00
 MLC165  180073314  RUSCHAK ELIAS DOUGLAS JR    223 CHURCH STREET               TAYLOR                  PA  18517         30,000.00
 MLC165  180079006  VOLOSIN JAMES               5 RIDGE ST                      MILFORD                 CT  06460        104,800.00
 MLC165  180085045  GIARDINA JENNIFER L         4 PADDOCK COURT                 LANOKA HARBOR           NJ  08734        289,000.00
 MLC165  180086126  MCCALLUM ANNMARIE B         6916 100TH AVE                  LANHAM                  MD  20706        118,300.00
 MLC165  180094070  LANDE TOM GRIEG             17 RIDGE WAY                    PURDYS                  NY  10578        108,900.00
 MLC165  180096786  BROOKS RICKY G              248 BRISTOL STREET              MONCKS CORNER           SC  29461        118,000.00
 MLC165  180099475  BREMER STEVEN J             1 NASON PKWY                    LACKAWANNA              NY  14128         53,975.00
 MLC165  180105645  BACKOS CATHERINE            131 E WYNNEWOOD RD              MERION STATION          PA  19066        220,000.00
 MLC165  180107070  HILL SYNDIA D               104 HULTON LANE                 SUMMERVILLE             SC  29483        100,000.00
 MLC165  180107500  BLOCK RICHARD H             69-0 BROOKVIEW DR               PLEASANTVILLE           NY  10570        548,600.00
 MLC165  180110512  NULPH LARRY A               RR 1 BOX 7D                     COWANSVILLE             PA  16218         79,780.00
 MLC165  180110934  ARGENZIANO NEIL A           600 BEACON AVE                  BEACHWOOD               NJ  08722        107,950.00
 MLC165  180112252  THOMAS RUSSELL ALLEN        276 TURNER ROAD                 PINEHURST               NC  28374         52,000.00
 MLC165  180120818  JONES JOSEPHINE M           1730 NORTH ABERDEEN STREET      PHILADELPHIA            PA  19131         35,575.00
 MLC165  180126351  HANNON CHRISTINE T          747 MAIN STREET                 AVOCA                   PA  18641         60,000.00
 MLC165  180128100  NAPOLITANO RICHARD J        2032 ADAMS AVE                  TOMS RIVER              NJ  08753         94,770.00
 MLC165  180128621  SCAVONE PHILLIP             48 WILLIAMS ST                  EDWARDSVILLE            PA  18704         38,000.00
 MLC165  180132995  STANCU MIRCEA D             12 14 WOOD AVENUE               MONTICELLO              NY  12701         51,000.00
 MLC165  180135121  NUZZO PASQUALINA DI         20-22 OAKLEY ST                 NEW HAVEN               CT  06512        112,500.00
 MLC165  180136772  BEDELL PATRICIA E           7806 GRANDVIEW PL               MIDDLETOWN              MD  21769        220,500.00
 MLC165  180137051  HALLAWAY BRENDA COMFORT     1220 MARVIN AVENUE              CHARLESTON              SC  29407         76,755.00
 MLC165  180141004  ALIAGA AUGUSTO              532 LOCUST AVE                  PORTCHESTER             NY  10573        150,875.00
 MLC165  180145336  STAPLE GEMLYN               200 LANDSCAPE DRIVE             DIX HILLS               NY  11746        230,000.00
 MLC165  180147498  GARDNER CURTIS L            127 NORTH 14TH STREET           EAST ORANGE             NJ  07017         77,000.00
 MLC165  180148280  HOWELL CARLTON              2525 HALLIE MILL ROAD           COLLEGE PARK            GA  30349         96,000.00
 MLC165  180148538  BANKS ADOLPHUS              53 MARSHALL AVE                 SCITUATE                MA  02066        176,250.00
 MLC165  180151565  OWLER WILLIAM G             3 INDEPENDENCE AVENUE           CONYNGHAM               PA  18219        101,000.00
 MLC165  180151938  LEONARD MATTHEW J           991 NORTH CIRCLE DRIVE          DOVER                   PA  17315         60,500.00
 MLC165  180153413  GOODWYN EUNICE              1604 POLING AVENUE              FORT WASHINGTON         MD  20744        129,600.00
 MLC165  180153512  HARE ROBERT                 306 FERRIS STREET               PEEKSKILL               NY  10566        124,900.00
 MLC165  180159089  BUONO AMY                   16 NEW HAVEN AVE                ORANGE                  CT  06477         74,400.00
 MLC165  180161515  CIAMMETTI DONNA A           1800 NEW MARKET COURT           WEST CHESTER            PA  19382        127,000.00
 MLC165  180161572  SANDERS STEVE               307 CENTRAL DRIVE               GOLDSBORO               NC  27530         55,250.00
 MLC165  180162018  SCHLEIS DAVID W             115 UPPER ARROWHEAD ROAD        PITTSBURGH              PA  15237         81,000.00
 MLC165  180162992  BRYCHIK JANE F              8040 LONG NEEDLE COURT          MURRELLS INLET          SC  29576         55,000.00
 MLC165  180163313  DRESHER STEVEN A            20 HARDING PLACE                HUNTINGTON STATION      NY  11746         98,000.00
 MLC165  180166407  SULLIVAN LINDA ANN          153 METLARS AVE                 PISCATAWAY              NJ  08854         95,000.00
 MLC165  180166951  MORO ROBERT T               6 WINTERBERRY LANE              OSSINING                NY  10510        234,000.00
 MLC165  180170292  BROWN SHARON L              3093 OAK CHASE DRIVE            ROSWELL                 GA  30075        169,600.00
 MLC165  180170672  NGUYEN PHONG                6144 50TH AVENUE NORTH          ST PETERSBURG           FL  33709         62,100.00
 MLC165  180172447  WILDMAN VALENTINE           604 UNIVERSITY BLVD             SILVER SPRING           MD  20901        140,100.00

                                                     Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 MLC165  180011538    101,499.78 01/01/97    12/01/26 10.625   9.625  16.625   6.250
 MLC165  180034415     23,956.40 01/01/97    12/01/26 11.000  11.000  17.000   7.250
 MLC165  180037947     47,856.25 01/01/97    12/01/26  8.625   8.625  14.625   4.750
 MLC165  180043846    141,803.89 02/01/97    01/01/27 12.250  11.250  18.250   6.750
 MLC165  180046187    218,637.72 02/01/97    01/01/27 10.375  10.375  16.375   6.500
 MLC165  180046278     41,285.24 02/01/97    01/01/27  9.000   8.000  15.000   4.500
 MLC165  180050353     56,500.20 02/01/97    01/01/27  9.625   8.625  15.625   5.750
 MLC165  180052946    203,943.52 02/01/97    01/01/27 10.125   9.125  16.125   6.000
 MLC165  180053415     65,405.30 02/01/97    01/01/27 11.000  10.000  17.000   6.000
 MLC165  180054835     74,655.98 02/01/97    01/01/27 10.000   9.000  16.000   5.750
 MLC165  180057242     58,407.79 02/01/97    01/01/27 10.600   9.600  16.600   6.100
 MLC165  180064685    207,834.09 03/01/97    02/01/27 12.375  11.375  18.375   7.500
 MLC165  180065096    149,383.69 03/01/97    02/01/27 11.000  10.000  17.000   6.500
 MLC165  180066581     74,027.53 03/01/97    02/01/27  9.500   8.500  15.500   5.250
 MLC165  180067555     98,204.84 03/01/97    02/01/27 11.500  10.500  17.500   7.000
 MLC165  180069908     57,515.74 03/01/97    02/01/27  9.625   8.625  15.625   5.000
 MLC165  180070484     85,291.89 01/01/97    12/01/26  9.625   9.625  15.625   6.750
 MLC165  180070492    109,491.47 03/01/97    02/01/27 11.000  10.000  17.000   6.500
 MLC165  180073314     29,967.60 03/01/97    02/01/27 11.000  10.000  17.000   6.000
 MLC165  180079006    104,640.00 03/01/97    02/01/27  9.375   8.375  15.375   5.000
 MLC165  180085045    288,276.63 12/01/96    11/01/26 10.375  10.375  16.375   7.750
 MLC165  180086126    118,172.29 03/01/97    02/01/27 11.000  10.000  17.000   6.000
 MLC165  180094070    108,788.67 03/01/97    02/01/27 11.250  10.250  17.250   6.750
 MLC165  180096786    117,805.20 03/01/97    02/01/27  9.000   8.000  15.000   4.500
 MLC165  180099475     53,910.08 03/01/97    02/01/27 10.500   9.500  16.500   6.000
 MLC165  180105645    219,917.17 05/01/97    04/01/27 10.750   9.750  16.750   7.000
 MLC165  180107070     99,945.38 05/01/97    04/01/27  9.000   8.000  15.000   4.500
 MLC165  180107500    548,125.41 04/01/97    03/01/27 10.125  10.125  16.125   6.750
 MLC165  180110512     79,747.43 05/01/97    04/01/27 10.375   9.375  16.375   6.750
 MLC165  180110934    107,866.13 04/01/97    03/01/27 10.625  10.625  16.625   6.750
 MLC165  180112252     51,976.38 06/01/97    05/01/27  9.875   8.875  15.875   4.750
 MLC165  180120818     35,575.00 06/01/97    05/01/27 12.875  11.875  18.875   7.250
 MLC165  180126351     59,976.16 06/01/97    05/01/27 10.500   9.500  16.500   7.000
 MLC165  180128100     94,713.96 04/01/97    03/01/27 11.875  10.875  17.875   7.250
 MLC165  180128621     37,988.82 06/01/97    05/01/27 11.875  10.875  17.875   7.000
 MLC165  180132995     51,000.00 06/01/97    05/01/27 11.500  11.500  17.500   6.500
 MLC165  180135121    112,455.30 05/01/97    04/01/27 10.500   9.500  16.500   6.000
 MLC165  180136772    220,500.00 06/01/97    05/01/27 10.750   9.750  16.750   6.000
 MLC165  180137051     76,715.21 05/01/97    04/01/27  9.250   8.250  15.250   4.500
 MLC165  180141004    150,875.00 06/01/97    05/01/27 11.750  10.750  17.750   7.750
 MLC165  180145336    229,934.19 05/01/97    04/01/27 12.000  11.000  18.000   8.250
 MLC165  180147498     76,956.83 06/01/97    05/01/27  8.875   8.875  14.875   6.250
 MLC165  180148280     96,000.00 06/01/97    05/01/27  9.625   8.625  15.625   5.000
 MLC165  180148538    176,172.03 06/01/97    05/01/27 10.000  10.000  16.000   6.000
 MLC165  180151565    101,000.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC165  180151938     60,500.00 06/01/97    05/01/27  9.375   8.375  15.375   4.750
 MLC165  180153413    129,564.93 06/01/97    05/01/27 12.250  11.250  18.250   7.250
 MLC165  180153512    124,900.00 06/01/97    05/01/27 11.500  11.500  17.500   8.500
 MLC165  180159089     74,400.00 06/01/97    05/01/27  8.375   8.375  14.375   5.500
 MLC165  180161515    127,000.00 06/01/97    05/01/27  9.500   8.500  15.500   4.500
 MLC165  180161572     55,230.83 06/01/97    05/01/27 11.125  10.125  17.125   6.250
 MLC165  180162018     81,000.00 06/01/97    05/01/27 13.125  12.125  19.125   7.500
 MLC165  180162992     55,000.00 06/01/97    05/01/27  8.875   7.875  14.875   3.750
 MLC165  180163313     98,000.00 06/01/97    05/01/27  9.875   9.875  15.875   6.500
 MLC165  180166407     95,000.00 06/01/97    05/01/27 11.500  11.500  17.500   7.750
 MLC165  180166951    233,893.70 06/01/97    05/01/27  9.875   8.875  15.875   4.750
 MLC165  180170292    169,545.80 06/01/97    05/01/27 11.500  11.500  17.500   7.500
 MLC165  180170672     62,100.00 06/01/97    05/01/27  9.875   8.875  15.875   5.000
 MLC165  180172447    140,100.00 06/01/97    05/01/27 11.500  11.500  17.500   7.250

                                                                  Page 8 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC165  180172512  WANZER SYLVIA M             2601 QUEEN ANNE RD              BALTIMORE               MD  21216         95,000.00
 MLC165  180174864  SHEPARD MELVIN              1010 SELINGER AVENUE            ERIE                    PA  16505         45,600.00
 MLC165  180176208  MARRETTA SUSAN              55 LINCOLN ST                   STATEN ISLAND           NY  10314        210,000.00
 MLC165  180179715  COX JAMES N                 418 ERIE AVENUE                 QUAKERTOWN              PA  18951        102,000.00
 MLC165  180186108  UMHOEFER LEONARD J JR       9724 SAN LORENZO WAY            PORT RICHEY             FL  34668         81,600.00
 MLC165  180186157  RYAN THOMAS N               990 NORTHEAST AVENUE            TALLMADGE               OH  44278        120,000.00
 MLC165  180187197  RIDER JOSEPH W              3200 SUNDALE ROAD               COLUMBUS                OH  43232         81,000.00
 MLC165  180188013  WUJCIK JEFFREY A            729 BARBARA STREET              PALM HARBOR             FL  34684         12,000.00
 MLC165  800110884  HAWKINS STANLEY J           1 EVERDELL STREET               FAR ROCKAWAY            NY  11691         97,500.00
 MLC165  800117830  BEGANE CHERYL               266 CLEVELAND AVE               LONG BRANCH             NJ  07740        133,600.00
 MLC165  800122483  MORRONE THOMAS J            14 ARBOUR LN                    MULLICA HILL            NJ  08062        119,000.00
 MLC165  800124133  IENGO DOMINICK              26 RODERICK AVE                 STATEN ISLAND           NY  10305        161,000.00
 MLC165  800124653  HIRD WILLIAM H              401 LAUREL                      SUSQUEHANNA             PA  18847         69,300.00
 MLC165  800128183  TAUBE RICHARD B             389 SHALER BLVD                 RIDGEFIELD              NJ  07657        180,000.00
 MLC165  800132342  BROOKS JAIMEE               719 SERGEANTSVILLE RD           STOCKTON                NJ  08559        124,000.00
 MLC165  800133290  ALFELOR MD FILIPINAS R      9 ZEPHYR AVE                    STATEN ISLAND           NY  10312        450,000.00
 MLC165  800133548  BOWMAN SCOTT H              412 S WATER ST                  BIRDSBORO               PA  19508         96,300.00
 MLC165  800137457  MORRA ERNEST A              19 N BROOK AVE                  BASKING RIDGE           NJ  07920        238,000.00
 MLC165  800146060  KUNDER PATSY W              412 S FREDERICK STREET          MECHANICSBURG           PA  17055         88,200.00
 MLC165  800147670  BONNER BRIAN                378 TWIN STREET                 ATLANTA                 GA  30312         62,050.00
 MLC165  800148348  SQUINDO RICHARD             5 WALNUT STREET                 JAMESBURG               NJ  08831        130,000.00
 MLC165  800149015  STEWART ROSEMARIE           2547 BEDFORD AVE                BROOKLYN                NY  11226        170,000.00
 MLC165  800149320  LEWIS JAMES                 5599 KINGS HWY                  BROOKLYN                NY  11203        110,000.00
 MLC165  800151029  MCGHIE BRETT                16 MAIDEN LANE                  MAHOPAC                 NY  10541        115,000.00
 MLC165  800152142  TROPASSO DEBRA V            819 WALNUT STREET               LEBANON                 PA  17042         44,540.00
 MLC165  800153306  DOLAN PAUL J                932 CRESCENT AVENUE             SEWICKLEY               PA  15143         58,650.00
 MLC165  800158230  DEGENHARDT HERBERT          308 CLARENDON STREET            SECAUCUS                NJ  07094        133,000.00
 MLC165  800159881  DENNY PAUL F                32 SUNSET DR                    SAG HARBOR              NY  11963        103,080.00
 MLC165  800160624  KUNTZ DOROTHY               400 CANAL STREET                LEHIGHTON               PA  18235         72,000.00
 MLC165  800161556  STALEY BOB P                1 ROAD BOX 197                  HOMERS GAP              PA  16601         52,200.00
 MLC165  800162117  LEVINE ALAN                 17 FENTON DRIVE                 MILLBURN TWP            NJ  07041        196,000.00
 MLC165  800164303  GARNER RONALD R             59 CARDINAL DRIVE               HANOVER                 PA  17331         95,850.00
 MLC165  800164782  EDWARDS ALICE               171- 173 SCRANTON STREET        NEW HAVEN               CT  06511         63,000.00
 MLC165  800165466  MORATORI JANET              868 MAIN STREET                 SUGAR NOTCH             PA  18706        108,800.00
 MLC165  800169823  DANZA JOSEPH                4029 DANCING RIDGE ROAD         EAST STROUDSBURG        PA  18301         54,000.00
 MLC165  800170193  MATHIS LILLIE MAE           1874 PARK BOULEVARD             CAMDEN                  NJ  08302         47,600.00
 MLC165  800170912  HEBB STACY A                635 34TH AVENUE NORTHEAST       ST PETERSBURG           FL  33704         99,000.00
 MLC165  800171084  STEVENSON RICHARD J         68 ROBERT ROAD                  EPHRATA                 PA  17522         83,300.00
 MLC165  800171969  JAMES VIRGINIA C            58 LITTLE NECK RD               CENTERPORT              NY  11721        216,000.00
 MLC165  800172215  RICE RANDY R                406 BELVIDERE ST                NAZARETH                PA  18064        178,925.00
 MLC165  800172256  MARRERO    BEL              94-02 FORBELL STREET            OZONE PARK              NY  11416        148,000.00
 MLC165  800173783  KOCH DAVID                  15 SHERWOOD AVENUE              RAMSEY                  NJ  07446        198,000.00
 MLC165  800174666  VALENTIN CYNTHIA M          6129 43RD AVENUE NORTH          KENNETH CITY            FL  33709         62,910.00
 MLC165  800175960  NISBET JAMES R              6 SUNSET TRAIL                  NEW FAIRFIELD           CT  06812        125,000.00
 MLC165  800176588  CRUZATE MARIO S             3 FRANCES STREET                NESCONSET               NY  11767        107,100.00
 MLC165  800177305  FABRIZIO ALBERT             1133 EAST CHELTENHAM AVE        PHILADELPHIA            PA  19124         59,310.00
 MLC165  800179327  LEE BENJAMIN S              13-39 143RD STREET              WHITESTONE              NY  11357        206,250.00
 MLC165  800183022  DELUZIO CHARLES T           5 MEDAL DRIVE                   LIMERICK                PA  19468        132,152.00
 MLC165  800183477  BRASSART JULIAN LAMAR       16715 BRASSART ROAD             LUTZ                    FL  33549         84,000.00
 MLC165  800184269  PACE ROBERT L               534 MADISON ST                  BROOKLYN                NY  11221        142,542.00
 MLC165  800184897  ROBERTSON ROBERT L          6356 ROSS ST                    PHILADELPHIA            PA  19144         52,500.00
 MLC165  800185100  ROBERTSON ROBERT L          1918 DALLAS STREET              PHILADELPHIA            PA  19138         52,000.00
 MLC165  800185191  RABY RICK                   1223 HIGHWAY 314                RIVERDALE               GA  30296        279,000.00
 MLC165  800186736  FREEMAN CHARLES             14327 73RD STREET NORTH         LOXAHATCHEE             FL  33470         92,700.00
 MLC165  800187130  CLARK JOYCE A               10331 ROSEMOUNT DRIVE           TAMPA                   FL  33624         38,000.00
 MLC165  800188161  LADEBU BRIAN F              451 GLADE MILL ROAD             VALENCIA                PA  16059        137,683.00
 MLC165  800188427  PRIOLEAU LARRY              2333 OLD HWY 6                  CROSS                   SC  29436         44,200.00
 MLC165  800189177  JOHNSON BILLY R             1383 DOE VALLEY DRIVE           LITHONIA                GA  30058        261,000.00
 MLC165  800189805  BAIN MARTHA S               711 49TH AVENUE NORTH           ST PETERSBURG           FL  33703         41,400.00

                                                     Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 MLC165  180172512     95,000.00 06/01/97    05/01/27  9.875   9.875  15.875   6.000
 MLC165  180174864     45,580.36 06/01/97    05/01/27 10.125   9.125  16.125   5.000
 MLC165  180176208    210,000.00 06/01/97    05/01/27 11.000  10.000  17.000   5.750
 MLC165  180179715    101,929.81 06/01/97    05/01/27  7.875   7.875  13.875   3.750
 MLC165  180186108     81,600.00 06/01/97    05/01/27 10.250   9.250  16.250   5.250
 MLC165  180186157    120,000.00 06/01/97    05/01/27 10.250  10.250  16.250   6.000
 MLC165  180187197     81,000.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 MLC165  180188013     12,000.00 06/01/97    05/01/27  9.875   8.875  15.875   5.750
 MLC165  800110884     97,500.00 06/01/97    05/01/27 13.500  12.500  19.500   7.750
 MLC165  800117830    133,546.91 05/01/97    04/01/27 10.500   9.500  16.500   6.250
 MLC165  800122483    119,000.00 06/01/97    05/01/27  8.625   7.625  14.625   4.750
 MLC165  800124133    161,000.00 06/01/97    05/01/27 10.000  10.000  16.000   6.625
 MLC165  800124653     69,300.00 06/01/97    05/01/27 10.500   9.500  16.500   6.750
 MLC165  800128183    180,000.00 06/01/97    05/01/27 11.875  11.875  17.875   8.000
 MLC165  800132342    123,968.27 05/01/97    04/01/27 12.500  11.500  18.500   8.500
 MLC165  800133290    450,000.00 06/01/97    05/01/27  9.500   9.500  15.500   6.125
 MLC165  800133548     96,300.00 06/01/97    05/01/27 10.625   9.625  16.625   7.250
 MLC165  800137457    238,000.00 07/01/97    06/01/27 12.000  11.000  18.000   7.500
 MLC165  800146060     88,200.00 07/01/97    06/01/27 10.000   9.000  16.000   6.500
 MLC165  800147670     62,027.27 05/01/97    04/01/27 10.875  10.875  16.875   7.750
 MLC165  800148348    130,000.00 06/01/97    05/01/27  9.250   8.250  15.250   5.750
 MLC165  800149015    170,000.00 06/01/97    05/01/27 11.625  10.625  17.625   7.250
 MLC165  800149320    110,000.00 06/01/97    05/01/27 13.000  12.000  19.000   7.750
 MLC165  800151029    115,000.00 07/01/97    06/01/27 10.750   9.750  16.750   5.750
 MLC165  800152142     44,527.26 06/01/97    05/01/27 12.000  11.000  18.000   8.500
 MLC165  800153306     58,650.00 07/01/97    06/01/27 11.125  10.125  17.125   6.250
 MLC165  800158230    133,000.00 06/01/97    05/01/27 10.375   9.375  16.375   6.000
 MLC165  800159881    103,047.06 06/01/97    05/01/27 11.500  10.500  17.500   7.250
 MLC165  800160624     72,000.00 07/01/97    06/01/27  9.625   9.625  15.625   5.750
 MLC165  800161556     52,200.00 06/01/97    05/01/27 10.000   9.000  16.000   6.750
 MLC165  800162117    196,000.00 06/01/97    05/01/27 11.250  11.250  17.250   7.250
 MLC165  800164303     95,850.00 06/01/97    05/01/27 10.000   9.000  16.000   6.750
 MLC165  800164782     63,000.00 06/01/97    05/01/27 11.375  10.375  17.375   6.750
 MLC165  800165466    108,800.00 07/01/97    06/01/27 10.000   9.000  16.000   5.000
 MLC165  800169823     54,000.00 07/01/97    06/01/27 10.125   9.125  16.125   5.250
 MLC165  800170193     47,600.00 06/01/97    05/01/27 11.500  10.500  17.500   6.500
 MLC165  800170912     99,000.00 06/01/97    05/01/27 10.125   9.125  16.125   5.000
 MLC165  800171084     83,300.00 06/01/97    05/01/27 11.375  10.375  17.375   6.250
 MLC165  800171969    216,000.00 06/01/97    05/01/27 10.375  10.375  16.375   5.750
 MLC165  800172215    178,925.00 06/01/97    05/01/27  9.250   8.250  15.250   5.750
 MLC165  800172256    148,000.00 06/01/97    05/01/27  9.125   9.125  15.125   5.250
 MLC165  800173783    197,910.05 06/01/97    05/01/27  9.875   9.875  15.875   6.750
 MLC165  800174666     62,910.00 06/01/97    05/01/27 10.250   9.250  16.250   5.750
 MLC165  800175960    125,000.00 06/01/97    05/01/27 10.000   9.000  16.000   6.250
 MLC165  800176588    107,100.00 06/01/97    05/01/27 11.000  10.000  17.000   7.500
 MLC165  800177305     59,310.00 07/01/97    06/01/27 10.750   9.750  16.750   5.750
 MLC165  800179327    206,250.00 06/01/97    05/01/27 11.625  10.625  17.625   6.750
 MLC165  800183022    132,074.58 06/01/97    05/01/27  8.625   8.625  14.625   4.500
 MLC165  800183477     84,000.00 06/01/97    05/01/27  9.375   9.375  15.375   5.250
 MLC165  800184269    142,542.00 07/01/97    06/01/27 12.875  11.875  18.875   7.500
 MLC165  800184897     52,500.00 07/01/97    06/01/27  8.875   8.875  14.875   5.000
 MLC165  800185100     52,000.00 07/01/97    06/01/27  9.125   9.125  15.125   5.000
 MLC165  800185191    279,000.00 06/01/97    05/01/27 11.125  10.125  17.125   6.000
 MLC165  800186736     92,700.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC165  800187130     38,000.00 07/01/97    06/01/27 10.875   9.875  16.875   5.500
 MLC165  800188161    137,683.00 07/01/97    06/01/27 10.250   9.250  16.250   5.250
 MLC165  800188427     44,200.00 07/01/97    06/01/17 10.125   9.125  16.125   4.750
 MLC165  800189177    261,000.00 06/01/97    05/01/27  9.375   9.375  15.375   6.000
 MLC165  800189805     41,400.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750

                                                                  Page 9 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC165  800190696  BALDERA JOSE                2882 HARRINGTON AVENUE          BRONX                   NY  10461        204,000.00
 MLC165  800191561  THORNE MARGARET M           2105 BIRCH STREET               EASTON                  PA  18042         63,000.00
 MLC165  800191736  TURNER JAMES                1279 WILLIAM STREET             BALTIMORE               MD  21230        200,000.00
 MLC165  800195174  HORWEEN DOUGLAS O           360 CAVALIER ROAD               PALM SPRINGS            FL  33461         99,000.00
 MLC165  800197527  CYR ANGELA M                22 LEONE STREET                 WATERBURY               CT  06708         37,000.00
         ---------------------------------------                                                                   -----------------
                123 Sale Total                                                                                        14,340,431.00

                                                       Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 MLC165  800190696     204,000.00 06/01/97    05/01/27 11.250  10.250  17.250   6.500
 MLC165  800191561      63,000.00 07/01/97    06/01/27 10.250   9.250  16.250   5.750
 MLC165  800191736     200,000.00 07/01/97    06/01/27 11.375  11.375  17.375   7.250
 MLC165  800195174      99,000.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 MLC165  800197527      37,000.00 07/01/97    06/01/27 10.875   9.875  16.875   5.500
                    -------------                      --------------------------------
                    14,334,369.02                      10.574   9.936  16.574   6.343

                                                                 Page 10 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC168  180032682  PERDUE ROBERT A JR          302 WELCOME AVE                 WEST GROVE              PA  19390        116,000.00
 MLC168  180045650  OSEI GODFREY                209 PUTNAM AVE                  FREEPORT                NY  11520        220,500.00
 MLC168  180051328  SMITH VINCENT E             476 PROSPECT ST                 EAST ORANGE             NJ  07017         42,400.00
 MLC168  180053985  PIEDRA BARBARA A            1937 RIDGEWOOD DRIVE            CLEARWATER              FL  34623         52,800.00
 MLC168  180072704  SHEFFY DONALD H             503 CAMELOT DR                  BEL AIR                 MD  21015        126,000.00
 MLC168  180091944  BROWN KEVIN C               24 CROSSING DR                  FLANDERS                NJ  07836        212,500.00
 MLC168  180129215  CERVERIZZO PIETRINA         15834 102ND ST                  HOWARD BEACH            NY  11414        260,000.00
 MLC168  180131476  CHUNG IN SOOK               743 DAY AVE                     RIDGEFIELD              NJ  01657        242,250.00
 MLC168  180149932  MARROQUIN GUSTAVO           5808 COUNTRY PLACE DR           TOBYHANNA               PA  18466        130,500.00
 MLC168  180158545  MOORE PHILLIP G             19310 GULF BOULEVARD            INDIAN SHORES           FL  34635        445,500.00
 MLC168  800091381  SWIRE THOMAS R              417 E 5TH ST                    BERWICK                 PA  18603         51,730.00
 MLC168  800107088  ANDERSON IAN M              7985 LIMBERLOST RD              CLINTON                 NY  13323         72,000.00
 MLC168  800107708  HOFFMAN GREG                62 WOODLOT ROAD                 RIDGE                   NY  11961        128,000.00
 MLC168  800108573  BIERNACKI RICHARD           104 CHEROKEE LANE               MAHWAH                  NJ  07430        145,000.00
 MLC168  800109365  LAROSA MICHAEL J            235 BRECK STREET                ROCHESTER               NY  14609         18,400.00
 MLC168  800109522  FISCELLA NICHOLAS           313 PRAIRIE DR                  NORTH BABYLON           NY  11703        109,200.00
 MLC168  800121857  COLLINS ALLISON             231 GARVIN BLVD                 SHARON HILL             PA  19079         55,200.00
 MLC168  800122285  TAMBUSCIO ROBERT            8 GREENWICH ST                  RIVERDALE               NJ  07457        151,600.00
 MLC168  800123713  CRAIG GINO M                574 PINE STREET                 STEELTON                PA  17113         55,260.00
 MLC168  800124836  DIBONA GERARD               1251 DILL RD                    HAVERTOWN               PA  19083        156,825.00
 MLC168  800125262  DEPIETRO KENNETH            2 STONES THROW CT               ROCKY HILL              CT  06067        102,000.00
 MLC168  800127003  KULAS THOMAS J              15 SCHOOL STREET                BURLINGTON              CT  06013        104,000.00
 MLC168  800138406  GANTER ROBERT G             8370 STEINSBURG RD              COOPERSBURG             PA  18036        215,000.00
 MLC168  800139446  WILDER GWENDOLYN L          1512 FORT DAVIS PL SE           WASHINGTON              DC  20011         76,000.00
 MLC168  800140360  CITTADINI CHRISTOPHE        38 LAKE HURON DR                LITTLE EGG HARBOR       NJ  08087         86,250.00
 MLC168  800142655  LIGHT DAVID                 52 JAMES ST                     KINGSTON                PA  18704        274,300.00
 MLC168  800145484  ZARABI ISAAC                27 JESSICA PL                   ROSLYN HEIGHTS          NY  11577        249,900.00
 MLC168  800146219  CARLETTA CARLA              8363 TURIN RD                   ROME                    NY  13440         92,650.00
 MLC168  800147696  OLEN KENDRA M               51 GRANT STREET                 HARTFORD                CT  06106         58,500.00
 MLC168  800149437  LAFEVER BARRY G.            46 OAKWOOD DRIVE ROUTE 4        HORSESHOE               NC  28742        120,000.00
 MLC168  800150062  MARESCO RALPH J             160-11 87TH STREET              HOWARD BEACH            NY  11414        268,000.00
 MLC168  800150732  THOMAS ALLAN L              18 RUTGERS RD                   PENNSVILLE              NJ  08070         95,000.00
 MLC168  800150773  TANTLINGER TERRY ALAN       500 RIDGE AVENUE                NEW KENSINGTON          PA  15068         11,000.00
 MLC168  800151086  CURTIS ALAN L.              3 TARRONE DR                    WESTPORT                CT  06880        248,000.00
 MLC168  800151110  MAZUR JANINE C              745 BLOOMINGDALE RD             STATEN ISLAND           NY  10309        133,200.00
 MLC168  800154981  LURITO JOSEPH               580 LAMOKA AVENUE               STATEN ISLAND           NY  10312         94,500.00
 MLC168  800155418  SANDS JAMES W               451 NORTHEAST 155TH ST RD       CITRA                   FL  32113         81,000.00
 MLC168  800158453  DAWKINS DESMOND             104 ELMORE STREET               ENGLEWOOD               NJ  07631        110,000.00
 MLC168  800158941  TOMA AZIZ                   200 ELTINGVILLE BOULEVARD       STATEN ISLAND           NY  10312        119,200.00
 MLC168  800159980  NASH JOHN Q                 3900 STANSBURY MILL ROAD        MONKTON                 MD  21111         86,000.00
 MLC168  800162828  WHITFIELD TIMOTHY EARL      114 GAINEY DRIVE                GOLDSBORO               NC  27530         56,700.00
 MLC168  800163792  SARRANTONIO JOSEPH          1203 BOSTON AVENUE              BAY SHORE               NY  11706        131,750.00
 MLC168  800163818  FOURNIER ROBERT P           149 MILL STREET                 NEW BRITAIN             CT  06051         25,000.00
 MLC168  800164451  HICKAM KEVIN M.             8 JEFFERSON COURT SOUTH         ST PETERSBURG           FL  33711        242,250.00
 MLC168  800166639  COHEN MARTIN                4 LEW STREET                    WOODRIDGE               NY  12787         40,000.00
 MLC168  800167009  WELMAN ERIC                 45 BERKELEY PL                  LIVINGSTON              NJ  07039        148,800.00
 MLC168  800168791  HOOPENGARDNE ALVA           7813 EDDLYNCH ROAD              BALTIMORE               MD  21222        113,750.00
 MLC168  800170177  ALI A JAMEELAH              2930 W GIRARD AVE               PHILADELPHIA            PA  19130         40,500.00
 MLC168  800170334  MOBLEY DANIEL C             4680 MADISON HIGHWAY            VALDOSTA                GA  31601         47,625.00
 MLC168  800170565  FORBES DAVID E              45 MILLS ST                     HAMDEN                  CT  06514         73,800.00
 MLC168  800171258  OXENFORD DAVID A            312 FAIRVIEW STREET             COOPERSBURG             PA  18036         71,400.00
 MLC168  800172066  DONLEY FAITH A              2924 DUE WEST ROAD              DALLAS                  GA  30132        126,000.00
 MLC168  800172363  GROVES DAVID                438 EAST 7TH STREET             PLAINFIELD              NJ  07061         84,600.00
 MLC168  800172579  SPERRUGGIA ANTHONY E        46 UTAH STREET                  STATEN ISLAND           NY  10307        138,000.00
 MLC168  800175150  SALDI GARY J.               6911 17TH LANE NORTH            ST. PETERSBURG          FL  33702         57,715.00
 MLC168  800176489  GIRARDEY CAROL HENSON       420 SHONI LANE                  WOODSTOCK               GA  30189        183,400.00
 MLC168  800176505  LUCKE CYNTHIA E             1162 MILLER STREET              CRUM LYNNE              PA  19022         64,600.00
 MLC168  800179228  BAILEY RUSSELL F            13905 WESTVIEW FOREST DRIV      BOWIE                   MD  20720        222,300.00
 MLC168  800179871  O'NEAL RANDI R              2103 THOMPSON AVENUE            JONESTOWN               PA  17038         76,040.00

                                                       Initial Minimum Maximum
                      Cut-off Date   First               Mort-   Mort-  Mort-
                        Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account        Balance     Date        Date    Rate    Rate   Rate     Margin
----------------------------------------------------------------------------------------
 MLC168  180032682      115,762.92 02/01/97    01/01/27  9.375   8.375  15.375   5.000
 MLC168  180045650      220,065.90 01/01/97    12/01/26 10.625   9.625  16.625   6.000
 MLC168  180051328       42,260.53 01/01/97    12/01/26  9.625   9.625  15.625   6.750
 MLC168  180053985       52,731.55 02/01/97    01/01/27 11.500  10.500  17.500   7.000
 MLC168  180072704      125,755.62 02/01/97    01/01/27  9.625   8.625  15.625   5.000
 MLC168  180091944      212,158.17 03/01/97    02/01/27  9.125   9.125  15.125   6.750
 MLC168  180129215      259,896.68 05/01/97    04/01/27 10.500   9.500  16.500   6.250
 MLC168  180131476      241,935.29 01/01/97    12/01/26 11.375  11.375  17.375   7.750
 MLC168  180149932      130,439.11 05/01/97    04/01/27  9.750   8.750  15.750   5.500
 MLC168  180158545      445,500.00 06/01/97    05/01/27 10.600   9.600  16.600   5.750
 MLC168  800091381       51,730.00 04/01/97    03/01/27 11.750  10.750  17.750   7.000
 MLC168  800107088       71,985.30 06/01/97    05/01/27 13.500  12.500  19.500   8.500
 MLC168  800107708      128,000.00 06/01/97    05/01/27  9.750   8.750  15.750   6.250
 MLC168  800108573      145,000.00 06/01/97    05/01/27  9.625   8.625  15.625   6.250
 MLC168  800109365       18,395.42 05/01/97    04/01/27 12.625  11.625  18.625   8.250
 MLC168  800109522      109,158.89 05/01/97    04/01/27 10.750  10.750  16.750   7.875
 MLC168  800121857       55,200.00 06/01/97    05/01/27 13.750  12.750  19.750   8.500
 MLC168  800122285      151,531.12 05/01/97    04/01/27  9.875   9.875  15.875   6.750
 MLC168  800123713       55,260.00 06/01/97    05/01/27 10.250   9.250  16.250   6.750
 MLC168  800124836      156,825.00 07/01/97    06/01/27  9.125   9.125  15.125   5.500
 MLC168  800125262      102,000.00 06/01/97    05/01/27  9.375   9.375  15.375   6.250
 MLC168  800127003      104,000.00 07/01/97    06/01/27 12.625  11.625  18.625   6.750
 MLC168  800138406      215,000.00 06/01/97    05/01/27  9.375   8.375  15.375   5.750
 MLC168  800139446       76,000.00 06/01/97    05/01/27 10.625   9.625  16.625   6.000
 MLC168  800140360       86,220.07 05/01/97    04/01/27 11.125  10.125  17.125   6.750
 MLC168  800142655      274,300.00 06/01/97    05/01/27 12.125  12.125  18.125   7.750
 MLC168  800145484      249,900.00 06/01/97    05/01/27 10.625  10.625  16.625   6.750
 MLC168  800146219       92,650.00 06/01/97    05/01/27 11.500  10.500  17.500   7.500
 MLC168  800147696       58,500.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC168  800149437      120,000.00 07/01/97    06/01/27 10.875   9.875  16.875   6.250
 MLC168  800150062      267,901.80 05/01/97    04/01/27 10.875  10.875  16.875   8.250
 MLC168  800150732       95,000.00 06/01/97    05/01/27 11.000  10.000  17.000   6.750
 MLC168  800150773       11,000.00 06/01/97    05/01/27 11.125  10.125  17.125   6.000
 MLC168  800151086      248,000.00 06/01/97    05/01/27  9.625   8.625  15.625   6.000
 MLC168  800151110      133,200.00 07/01/97    06/01/27 10.625  10.625  16.625   7.000
 MLC168  800154981       94,500.00 06/01/97    05/01/27 10.875   9.875  16.875   5.750
 MLC168  800155418       81,000.00 07/01/97    06/01/27 10.125   9.125  16.125   5.000
 MLC168  800158453      110,000.00 07/01/97    06/01/27  9.625   9.625  15.625   6.500
 MLC168  800158941      119,200.00 06/01/97    05/01/27 11.375  11.375  17.375   8.250
 MLC168  800159980       85,980.34 05/01/97    04/01/27 13.000  12.000  19.000   7.750
 MLC168  800162828       56,700.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 MLC168  800163792      131,750.00 07/01/97    06/01/27  8.875   7.875  14.875   3.750
 MLC168  800163818       25,000.00 06/01/97    05/01/27  9.750   8.750  15.750   6.250
 MLC168  800164451      242,250.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 MLC168  800166639       40,000.00 07/01/97    06/01/27 10.500   9.500  16.500   6.000
 MLC168  800167009      148,800.00 07/01/97    06/01/27 12.125  12.125  18.125   8.500
 MLC168  800168791      113,750.00 06/01/97    05/01/27 13.250  12.250  19.250   7.750
 MLC168  800170177       40,500.00 06/01/97    05/01/27  9.625   9.625  15.625   6.000
 MLC168  800170334       47,625.00 06/01/97    05/01/17 11.000  10.000  17.000   6.500
 MLC168  800170565       73,800.00 06/01/97    05/01/27 11.250  10.250  17.250   6.750
 MLC168  800171258       71,400.00 06/01/97    05/01/27  8.625   7.625  14.625   4.750
 MLC168  800172066      126,000.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC168  800172363       84,600.00 07/01/97    06/01/27 10.750   9.750  16.750   5.750
 MLC168  800172579      138,000.00 07/01/97    06/01/27 11.875  11.875  17.875   8.250
 MLC168  800175150       57,695.52 06/01/97    05/01/27 11.250  10.250  17.250   6.250
 MLC168  800176489      183,400.00 07/01/97    06/01/27 10.500   9.500  16.500   6.250
 MLC168  800176505       64,573.63 06/01/97    05/01/27 10.375  10.375  16.375   7.500
 MLC168  800179228      222,300.00 06/01/97    05/01/27  8.875   8.875  14.875   6.000
 MLC168  800179871       76,040.00 07/01/97    06/01/27  9.875   8.875  15.875   6.000

                                                                 Page 11 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC168  800180143  GEIGER JOSEPH J             301 EAST CHURCH STREET          NANTICOKE               PA  18634         45,000.00
 MLC168  800182057  LOUDON DAVIS MARIE G        2041 JASMINE RD                 BALTIMORE               MD  21222         42,000.00
 MLC168  800183287  DRAGONE COLEEN              2577 HAFF AVE                   NORTH BELLMORE          NY  11710        140,000.00
 MLC168  800183311  STORDY DEBORAH              1-3 CHERRY STREET               DERBY                   CT  06418         39,600.00
 MLC168  800186033  KIM CHUK Y                  243-21 73RD AVENUE              DOUGLASTON              NY  11362        289,000.00
 MLC168  800186793  COLBURN MICHAEL L           34 CALDWELL DRIVE               DERBY                   CT  06418        139,500.00
 MLC168  800186835  KLEIMAN SEMYON              102 LYNFORD ROAD                NORTHHAMPTON            PA  18954        148,500.00
 MLC168  800188898  TOTH RICHARD P              726 LAFFERTY DRIVE              PITTSBURGH              PA  15227         89,250.00
 MLC168  800189169  HOLTZ WILBERT F             1211 STANHOPE STREET            PITTSBURGH              PA  15204         25,500.00
 MLC168  800190597  GREENE VERONICA             208 ALBANY AVE                  BROOKLYN                NY  11213        119,000.00
 MLC168  800191249  KRASNER DAVID S             28 CHATHAM HILL ROAD            REEDERS                 PA  18330        239,910.00
 MLC168  800191470  OUDEANS CRAIG T             33 OCEAN AVE                    EAST QUOGUE             NY  11942         97,750.00
 MLC168  800191694  SEVERANCE JACQUELINE        6334 PINEVIEW TERRACE           RIVERDALE               GA  30296         88,000.00
 MLC168  800191876  WISE DWIGHT W               3002 W JULIE DRIVE              PHEONIX                 AZ  86027         74,000.00
 MLC168  800192171  STERNER ROBERT E            6502A ORCHARD ROAD              SPRING GROVE            PA  17362        116,100.00
 MLC168  800192528  TURNER MARY ANN             10 TOLLGATE ROAD                VOORHEESVILLE           NY  12186         30,000.00
 MLC168  800192635  ANDERSON JACQUELINE L       2124 SAMANTHA WAY               MARIETTA                GA  30060        112,000.00
 MLC168  800193260  STEFANELLI MICHAEL A        122 OAK RIDGE AVENUE            NUTLEY                  NJ  07110        155,250.00
 MLC168  800193922  ALLEN KATHARINE H           7310 GLEN COVE ROAD             BROOKSVILLE             FL  34613         69,600.00
 MLC168  800195091  METZ STEVEN D               11 DIVISION STREET              NORWICH                 CT  06360         72,000.00
 MLC168  800196743  RUSSIN ROSE                 132 SOUTH WALNUT STREET         NANTICOKE               PA  18634         50,575.00
 MLC168  800197378  CROOK GARY E                2414 SHEPPARD CIRCLE            NORTHFIELD              NJ  08225        102,000.00
 MLC168  800198152  OCASIO MANUEL               295- 303 PEARL HARBOR STRE      BRIDGEPORT              CT  06610         76,800.00
 MLC168  800199234  RAVENELL TIMOTHY            123 GROUPER COURT               VANCE                   SC  29163         44,000.00
 MLC168  800200016  MCGRATH JEFFREY             92 UNDERHILL ROAD               NEWTOWN                 CT  06470        120,600.00
 MLC168  800200586  TUCKER DAVID M              239 SIMS ROAD                   BLACKSBURG              SC  29702         39,600.00
 MLC168  800200842  PROCTOR PERCY JEROME        3355 FOREST ROAD                WALDORF                 MD  20601        108,000.00
 MLC168  800202491  PRIMIANO JOHN P             249 CLONMELL UPLAND ROAD        WEST GROVE              PA  19380        157,500.00
 MLC168  800203531  OWENS MARK C                96 DANA AVENUE                  ALBANY                  NY  12208         60,720.00
 MLC168  800210387  APPLEBY TIMOTHY             901 JAMESTOWN ROAD              BROOMALL                PA  19008         55,000.00
 MLC168  800212052  EISENHAUER MICHAEL J        54 WEST LUZERNE AVENUE          LARKSVILLE              PA  18704         30,400.00
 MLC168  800212524  PORTNOY SHEILA              132 MEADOW CIRCLE               ELLENTON                FL  34222         58,650.00
 MLC168  800212888  LESTER JEFFREY W            27 MEADOWBROOK DR               HUNTINGTON STATION      NY  11746        120,000.00
 MLC168  800214389  TURNER JOHN P               1010 10TH AVENUE NORTH          NAPLES                  FL  34102         63,000.00
 MLC168  800217564  BONILLA ROSEMARY            97 CHURCH ST                    STATEN ISLAND           NY  10301         90,320.00
 MLC168  800223208  SUSCA NICOLA                2176 73RD STREET                BROOKLYN                NY  11204        225,000.00
         ---------------------------------------                                                                   -----------------
                 95 Sale Total                                                                                        10,894,520.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 MLC168  800180143      45,000.00 06/01/97    05/01/27  8.875   8.875  14.875   6.000
 MLC168  800182057      42,000.00 06/01/97    05/01/27 12.875  11.875  18.875   8.000
 MLC168  800183287     140,000.00 07/01/97    06/01/27 10.875   9.875  16.875   6.750
 MLC168  800183311      39,600.00 06/01/97    05/01/27  9.875   9.875  15.875   6.000
 MLC168  800186033     289,000.00 07/01/97    06/01/27 12.250  11.250  18.250   7.500
 MLC168  800186793     139,500.00 06/01/97    05/01/27 11.500  10.500  17.500   6.750
 MLC168  800186835     148,500.00 06/01/97    05/01/27 10.125   9.125  16.125   6.500
 MLC168  800188898      89,250.00 07/01/97    06/01/27  9.250   8.250  15.250   4.500
 MLC168  800189169      25,500.00 07/01/97    06/01/27 11.125  10.125  17.125   6.250
 MLC168  800190597     119,000.00 06/01/97    05/01/27  9.625   9.625  15.625   5.750
 MLC168  800191249     239,910.00 06/01/97    05/01/27 11.125  10.125  17.125   7.250
 MLC168  800191470      97,750.00 06/01/97    05/01/27 12.500  11.500  18.500   7.750
 MLC168  800191694      88,000.00 06/01/97    05/01/27  9.875   9.875  15.875   6.000
 MLC168  800191876      74,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 MLC168  800192171     116,100.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 MLC168  800192528      30,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 MLC168  800192635     112,000.00 06/01/97    05/01/27 10.125  10.125  16.125   6.250
 MLC168  800193260     155,250.00 07/01/97    06/01/27 11.625  10.625  17.625   6.750
 MLC168  800193922      69,600.00 07/01/97    06/01/27  9.875   8.875  15.875   5.000
 MLC168  800195091      72,000.00 07/01/97    06/01/27 12.500  11.500  18.500   7.250
 MLC168  800196743      50,575.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 MLC168  800197378     102,000.00 07/01/97    06/01/27 12.625  12.625  18.625   7.750
 MLC168  800198152      76,800.00 07/01/97    06/01/27  9.875   8.875  15.875   5.000
 MLC168  800199234      44,000.00 07/01/97    06/01/17 11.125  10.125  17.125   6.000
 MLC168  800200016     120,600.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 MLC168  800200586      39,600.00 07/01/97    06/01/17 13.125  12.125  19.125   8.000
 MLC168  800200842     108,000.00 07/01/97    06/01/27 12.500  11.500  18.500   8.000
 MLC168  800202491     157,500.00 07/01/97    06/01/27 10.000   9.000  16.000   5.250
 MLC168  800203531      60,720.00 07/01/97    06/01/27 11.875  10.875  17.875   7.250
 MLC168  800210387      55,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 MLC168  800212052      30,400.00 06/01/97    05/01/27 10.375   9.375  16.375   6.000
 MLC168  800212524      58,650.00 07/01/97    06/01/27 10.250   9.250  16.250   6.000
 MLC168  800212888     120,000.00 07/01/97    06/01/27  9.000   8.000  15.000   4.500
 MLC168  800214389      63,000.00 07/01/97    06/01/27 10.500   9.500  16.500   5.500
 MLC168  800217564      90,320.00 07/01/97    06/01/27  9.125   9.125  15.125   5.250
 MLC168  800223208     224,883.35 05/01/97    04/01/27  9.250   8.250  15.250   6.000
                    -------------                      --------------------------------
                    10,892,136.21                      10.635   9.946  16.635   6.476

                                                                 Page 12 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 SB557   161427455  WEAVER TRAVIS               4649 SOUTH 5500 WEST            HOOPER                  UT  84315        180,000.00
 SB557   161434493  APODACA MARY ESTHER         245 RODEO DRIVE                 LAKESIDE                AZ  85929         51,150.00
 SB557   161438916  SNIPES LARRY A              18047 WEST LATHAM STREET        BUCKEYE                 AZ  85326         31,750.00
 SB557   161450267  CWIK LAWRENCE J             525 SOUTHEAST 76TH AVENUE       PORTLAND                OR  97215         63,000.00
 SB557   161450283  CWIK LAWRENCE J             624 NE 18TH                     PORTLAND                OR  97215        110,600.00
 SB557   161454418  BARRETT GEORGE              3230 MCDOWELL                   FERNDALE                MI  48220         40,000.00
 SB557   161454426  SUTTON TIMOTHY              2325 OAKWOOD                    ORTONVILLE              MI  48462        150,000.00
 SB557   161454806  TUCKER CONSTANCE E          2820 PAPAGO TRAIL               CHINO VALLEY            AZ  86323         41,625.00
 SB557   161461587  GLAZER ROBERT               2720 CARMEL COURT               COLORADO SPRINGS        CO  80910         60,000.00
 SB557   161462379  WILLIAMS RUSSELL            1215 WEST HAVENS STREET         KOKOMO                  IN  46901         41,200.00
 SB557   161462825  HANSEN LIBERTY S            2208 POLAR CIRCLE               MEDFORD                 OR  97504         98,000.00
 SB557   161464003  RICCI RON L                 464 23RD 3/4 AVE                CUMBERLAND              WI  54829        178,000.00
 SB557   161465224  MCBRIDE NICHOLAS            16631 LONGMIRE ROAD SE          YELM                    WA  98597         76,500.00
 SB557   161467998  MCDONALD WILLIAM            1214 FOREST BAY DRIVE           WATERFORD               MI  48328        412,000.00
 SB557   161472485  HANNIBAL PAULA K            5515 WORCHESTER STREET          DENVER                  CO  80239         71,900.00
 SB557   161474069  SNELL FRANK L               4262 SOUTH LINCOLN STREET       ENGLEWOOD               CO  80110         93,500.00
 SB557   161475157  NIKITIN IGOR A              240 BOONE ROAD SE               SALEM                   OR  97302        108,750.00
 SB557   161479977  MCKENNA GERALD              3786 ELDORADO SPRINGS DRIV      BOULDER                 CO  80303        280,000.00
 SB557   161480074  DUCKETT D SCOTT             315 S 2ND STREET                SILVERTON               OR  97381         90,450.00
 SB557   161480603  FORSYTHE MARVIN A           70 STEAMBOAT LANE               SPRINGDALE              UT  84767        168,000.00
 SB557   161482096  COON ROSE A                 1704 16TH AVENUE                ROCKFORD                IL  61104         64,800.00
 SB557   161483722  PARSONS HERBERT E III       4440 PRAIRIE STREET             CASCADE                 CO  80809        154,400.00
 SB557   161483839  YASUMURA THOMAS             3737 BROMLEY DRIVE              FORT COLLINS            CO  80525        211,500.00
 SB557   161484894  CRIM LISA                   7636 SOUTH ARTESIAN AVENUE      CHICAGO                 IL  60652         81,000.00
 SB557   161486170  EIDE ERIC A                 3811 SOUTH K STREET             TACOMA                  WA  98408        108,000.00
 SB557   161487616  WEBSTER CHRISTINA           611 MAIN                        EAST TAWAS              MI  48730         59,500.00
 SB557   161488648  COOK RICHARD L              3001 WEST BELLEWOOD DRIVE       ENGLEWOOD               CO  80110         89,675.00
 SB557   161490099  BABLER ROGER A              112 E MAIN ST                   BELLEVILLE              WI  53508         64,000.00
 SB557   161490354  WHITE RANDOLPH JR           3394 MAGNOLIA STREET            DENVER                  CO  80207         68,000.00
         ---------------------------------------                                                                   -----------------
                 29 Sale Total                                                                                         3,247,300.00

                                                      Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 SB557   161427455    180,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 SB557   161434493     51,099.16 05/01/97    04/01/17 12.125  11.125  18.125   7.750
 SB557   161438916     31,750.00 06/01/97    05/01/17 14.375  13.375  20.375   8.750
 SB557   161450267     63,000.00 06/01/97    05/01/27 11.000  10.000  17.000   6.250
 SB557   161450283    110,600.00 06/01/97    05/01/27 11.000  10.000  17.000   6.250
 SB557   161454418     40,000.00 06/01/97    05/01/27 10.250   9.250  16.250   5.250
 SB557   161454426    149,897.12 05/01/97    04/01/27 11.250  10.250  17.250   6.000
 SB557   161454806     41,537.65 06/01/97    05/01/12 11.500  10.500  17.500   6.750
 SB557   161461587     60,000.00 07/01/97    06/01/27 11.125  10.125  17.125   7.000
 SB557   161462379     41,200.00 07/01/97    06/01/27 11.375  10.375  17.375   6.000
 SB557   161462825     98,000.00 06/01/97    05/01/27 11.000  10.000  17.000   6.500
 SB557   161464003    178,000.00 07/01/97    06/01/27  9.750   9.750  15.750   5.500
 SB557   161465224     76,500.00 07/01/97    06/01/27 11.000  11.000  17.000   6.500
 SB557   161467998    412,000.00 07/01/97    06/01/27  9.875   9.875  15.875   6.250
 SB557   161472485     71,900.00 07/01/97    06/01/27  8.500   7.500  14.500   4.000
 SB557   161474069     93,500.00 07/01/97    06/01/27  9.000   8.000  15.000   4.500
 SB557   161475157    108,750.00 07/01/97    06/01/27  8.875   8.875  14.875   5.250
 SB557   161479977    280,000.00 07/01/97    06/01/27 11.625  10.625  17.625   7.000
 SB557   161480074     90,450.00 07/01/97    06/01/27  9.875   8.875  15.875   5.000
 SB557   161480603    168,000.00 07/01/97    06/01/27 12.625  11.625  18.625   8.000
 SB557   161482096     64,800.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SB557   161483722    154,400.00 07/01/97    06/01/27 10.875  10.875  16.875   7.250
 SB557   161483839    211,500.00 07/01/97    06/01/27  8.125   8.125  14.125   4.500
 SB557   161484894     81,000.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SB557   161486170    108,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 SB557   161487616     59,500.00 07/01/97    06/01/27  8.875   7.875  14.875   3.750
 SB557   161488648     89,675.00 07/01/97    06/01/27 10.125  10.125  16.125   6.500
 SB557   161490099     64,000.00 07/01/97    06/01/27  9.875   8.875  15.875   5.000
 SB557   161490354     68,000.00 07/01/97    06/01/27 10.875   9.875  16.875   6.250
                    ------------                      --------------------------------
                    3,247,058.93                      10.363   9.742  16.363   6.009

                                                                 Page 13 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 SBC558  180007544  MARCHANT MICHAEL A          103 OAK AVENUE                  LA PLATA                MD  20646        120,000.00
 SBC558  180019903  HANLEY JOANNE M             38 MORNING MIST ROAD            MILFORD                 CT  06460         85,000.00
 SBC558  180020737  PLIEGO JOHN A JR            116 WILLOW ST                   MERIDEN                 CT  06450         73,500.00
 SBC558  180026460  MONTGOMERY SANDRA           1741 LENOX RD                   SCHENECTADY             NY  12308         64,600.00
 SBC558  180037020  TCHORZEWSKI HALINE M        710 MATTA BASETT STREET         EAST BERLIN             CT  06037         94,350.00
 SBC558  180042616  SCALES ORLANDO E            2817 ROWELL ST                  WINSTON SALEM           NC  27101         40,000.00
 SBC558  180056392  ANNUSCHIES ALFRED G         16 GARDENS AVE                  BERLIN                  NJ  08009         89,000.00
 SBC558  180057879  PERRI SAMUEL                8 CARNAHAN RD                   PITTSBURGH              PA  15220        233,750.00
 SBC558  180063216  PISTONE RAYMOND P           38 CEDAR BROOK DR               TOMS RIVER              NJ  08753        132,000.00
 SBC558  180070369  FACEY OSBOURNE              4264 CARPENTER AVE              BRONX                   NY  10466        187,000.00
 SBC558  180072845  PRIOR T SCOTT               336 LAKESIDE BLVD               HOPATCONG               NJ  07843        121,000.00
 SBC558  180078933  SHERIDAN JAMES M            1407 67TH ST                    NORTH BERGEN            NJ  07047        180,000.00
 SBC558  180095853  ANDRESS CHARLES             20 LIBERTY ST                   ARCADE                  NY  14009         50,400.00
 SBC558  180096273  PARK KYOUNG HEE SEO         139 ROCKWOOD PLANE              ENGLEWOOD               NJ  07631        128,000.00
 SBC558  180099087  EAST TIMOTHY P              RD 1 BOX 300                    MILTON                  PA  17847         49,600.00
 SBC558  180104101  SNYDER CHRISTOPHE           2455 CENTER STREET              BETHLEHEM               PA  18017        162,000.00
 SBC558  180105686  WILLIAMS WELLINGTON L       1721 S MOUNTAIN DR              READING                 PA  19608        135,000.00
 SBC558  180123739  WOLOSKI GARY B              22 REID ST                      FRANKLIN                MA  02038         60,000.00
 SBC558  180124828  GUGLIELMI MARIO             10 CHESTNUT ROAD                EFFORT                  PA  18330         51,570.00
 SBC558  180130122  MISCAVAGE MELISSA           28 HAZLETON STREET              ASHLEY                  PA  18706         31,500.00
 SBC558  180134660  RANDALL MARC                3415 DUPONT AVE                 BALTIMORE               MD  21215         33,800.00
 SBC558  180141798  TANTLINGER TERRY ALAN       RD 4 BOX 270A                   KITTANNING              PA  16201        147,000.00
 SBC558  180143638  LILLIS SEAN P               909 NORTH 12TH STREET           READING                 PA  19604         49,000.00
 SBC558  180145104  TERRELL JOHN C              8712 PRITCHARD ROAD             JACKSONVILLE            FL  32219        105,000.00
 SBC558  180145971  ADEFILA DAVID O             8108 POWHATAN STREET            NEW CARROLLTON          MD  20784         59,850.00
 SBC558  180151771  BELMONTE EDGAR C            14920 INDIGO LAKE DRIVE         ORLANDO                 FL  32824        128,164.00
 SBC558  180154734  EYLES NANCY                 417 MELLON STREET               WEST MIFFLIN            PA  15122         63,750.00
 SBC558  180166571  REESE GEORGE W              324 W COURT ST                  ROME                    NY  13440         35,000.00
 SBC558  180167157  CLEMMONS JAMES              45 ANDREWS AVENUE               WYANDANCH               NY  11798        106,200.00
 SBC558  180173767  LEVINE LOUIS A              24 ELLIOTT ST                   NEWARK                  NJ  07104         91,000.00
 SBC558  180175986  HOSTEN DAVID                612 WATSON BAY                  STONE MOUNTAIN          GA  30087        127,200.00
 SBC558  180176612  PECORA EILEEN               19 HILLCREST AVE                STATEN ISLAND           NY  10308        229,500.00
 SBC558  180176828  TAYLOR GLENWOOD MASON       453 ADAMS TRAIL                 KEELING                 VA  24566         81,250.00
 SBC558  180176943  HELMS GLENNDON H            8320 TOM COSTINE ROAD           LAKELAND                FL  33809         90,000.00
 SBC558  180185852  CARTER JAMES                10108 WELSHIRE DRIVE            UPPER MARLBORO          MD  20772        208,250.00
 SBC558  800129173  SCAVONE PHILLIP             46 WILLIAMS ST                  EDWARDSVILLE            PA  18704         30,550.00
 SBC558  800131542  MYERS GREGORY A             108 WOODCOCK COURT              EASLEY                  SC  29642         73,800.00
 SBC558  800135006  PAULES BRYAN S              71 SOUTH MAIN STREET            STEWARTSTOWN            PA  17363         72,000.00
 SBC558  800136301  WOYTKO HARRY                RR 2 BOX 2704                   BERWICK                 PA  18603        249,000.00
 SBC558  800136855  SANCHEZ RAMON               2179 HUGHES AVENUE              BRONX                   NY  10457        139,500.00
 SBC558  800137937  MCCLAMMY WILLIAM T          2 ELLIOT DR                     JAMESBURG               NJ  08831        211,500.00
 SBC558  800140279  HALL LYNDA L                1 WINFIELD RD                   HINGHAM                 MA  02043        221,000.00
 SBC558  800144271  WESTER EDWARD               549 FROST RD                    WATERBURY               CT  06705         64,500.00
 SBC558  800145245  WILLIAMS ERIC G             310 FITZPATRICK STREET          HILLSIDE                NJ  07205        129,600.00
 SBC558  800146268  STOCTON PHILIP              817 WOODHOLLOW DRIVE            CRANBERRY               PA  16066         88,000.00
 SBC558  800150351  ADDISON GLORIA J            62 ADAIR STREET                 ATLANTA                 GA  30310         34,000.00
 SBC558  800152555  FLORES DAISY                85 CORBIN AVENUE                EAST PATCHOGUE          NY  11772         95,200.00
 SBC558  800153496  BACH GEORGE                 311 WESTVIEW AVE                FORT LEE                NJ  07024        228,750.00
 SBC558  800154064  LESLIE ELIZABETH C          8409 PORCUPINE DR               TOBYHANNA               PA  18466        116,800.00
 SBC558  800155251  MAURER DANIEL P             35 PLEASANT GROVE ROAD          LONG VALLEY             NJ  07853        207,000.00
 SBC558  800156671  BENNETT CHRISTOPHE          248 MACGARNER RD                TEMPLE                  GA  30179         45,000.00
 SBC558  800156788  KOYLES THOMAS               20 GWENDOLYN PLACE              EAST ISLIP              NY  11730        112,500.00
 SBC558  800157182  CEPEDA JOSE                 434 ALLEN STREET                ALLENTOWN               PA  18102         45,600.00
 SBC558  800159865  SWANSON RONALD K            LILY LAKE ROAD                  DALTON                  PA  18414        525,300.00
 SBC558  800160699  RUFFIN ANNA F               20 HIGH ST                      WEST ORANGE             NJ  07052        138,400.00
 SBC558  800161366  HARVEY STEVEN               61 HOLLAND STREET               WILKES BARRE            PA  18702         31,450.00
 SBC558  800161564  WINIKUS JAMES M             23 NOSTRAND AVE                 SELDEN                  NY  11784        102,400.00
 SBC558  800162364  FACHLER SHARON              1965 EAST 26 STREET             BROOKLYN                NY  11229        126,900.00
 SBC558  800163321  REYNOLDS JAMES              1974 CARTER ROAD                FOLCROFT                PA  19032         45,500.00

                                                     Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 SBC558  180007544    119,500.37 10/01/96    09/01/26  9.125   9.125  15.125   5.500
 SBC558  180019903     84,634.19 01/01/97    12/01/26  7.750   7.750  13.750   3.750
 SBC558  180020737     73,234.89 12/01/96    11/01/26  8.625   7.625  14.625   3.750
 SBC558  180026460     64,465.85 02/01/97    01/01/27 10.375  10.375  16.375   6.500
 SBC558  180037020     94,213.57 03/01/97    02/01/27 11.000  10.000  17.000   6.500
 SBC558  180042616     39,903.14 02/01/97    01/01/27 11.000  10.000  17.000   6.000
 SBC558  180056392     88,887.08 03/01/97    02/01/27 10.250   9.250  16.250   5.750
 SBC558  180057879    233,445.40 03/01/97    02/01/27 10.125   9.125  16.125   6.500
 SBC558  180063216    131,819.19 02/01/97    01/01/27 11.250  11.250  17.250   7.500
 SBC558  180070369    186,792.60 03/01/97    02/01/27 10.875   9.875  16.875   6.250
 SBC558  180072845    120,824.70 03/01/97    02/01/27  9.625   9.625  15.625   6.250
 SBC558  180078933    179,725.16 03/01/97    02/01/27  9.375   9.375  15.375   5.750
 SBC558  180095853     50,382.51 05/01/97    04/01/27 11.125  10.125  17.125   6.250
 SBC558  180096273    127,828.71 04/01/97    03/01/27 10.000   9.000  16.000   5.250
 SBC558  180099087     49,554.55 04/01/97    03/01/27 11.750  10.750  17.750   7.250
 SBC558  180104101    161,805.17 04/01/97    03/01/27 10.500   9.500  16.500   5.750
 SBC558  180105686    134,870.12 04/01/97    03/01/27  9.625   9.625  15.625   5.750
 SBC558  180123739     59,915.34 04/01/97    03/01/27  9.750   8.750  15.750   5.000
 SBC558  180124828     51,508.88 05/01/97    04/01/27  8.625   8.625  14.625   5.000
 SBC558  180130122     31,487.49 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 SBC558  180134660     33,778.88 05/01/97    04/01/27 11.625  11.625  17.625   7.750
 SBC558  180141798    147,000.00 06/01/97    05/01/27 10.500   9.500  16.500   5.500
 SBC558  180143638     48,978.90 05/01/97    04/01/27 10.125   9.125  16.125   5.000
 SBC558  180145104     24,938.01 05/01/97    04/01/27  8.625   7.625  14.625   3.750
 SBC558  180145971     59,823.52 05/01/97    04/01/27 10.000   9.000  16.000   5.250
 SBC558  180151771    118,097.56 05/01/97    04/01/27  9.250   8.250  15.250   4.500
 SBC558  180154734     63,750.00 06/01/97    05/01/27  9.500   8.500  15.500   4.500
 SBC558  180166571     34,989.42 05/01/97    04/01/27 11.750  10.750  17.750   7.000
 SBC558  180167157    106,155.47 06/01/97    05/01/27 10.250   9.250  16.250   5.750
 SBC558  180173767     91,000.00 06/01/97    05/01/27  9.875   9.875  15.875   6.250
 SBC558  180175986    127,200.00 06/01/97    05/01/27  9.500   8.500  15.500   4.500
 SBC558  180176612    229,500.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 SBC558  180176828     81,250.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 SBC558  180176943     90,000.00 06/01/97    05/01/27  9.875   8.875  15.875   5.250
 SBC558  180185852    208,250.00 06/01/97    05/01/27 11.375  10.375  17.375   6.250
 SBC558  800129173     30,550.00 06/01/97    05/01/27 10.000   9.000  16.000   5.500
 SBC558  800131542     73,800.00 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 SBC558  800135006     72,000.00 07/01/97    06/01/27  8.875   7.875  14.875   3.750
 SBC558  800136301    249,000.00 06/01/97    05/01/27 10.000   9.000  16.000   5.500
 SBC558  800136855    139,500.00 07/01/97    06/01/27 10.750   9.750  16.750   5.750
 SBC558  800137937    211,500.00 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 SBC558  800140279    221,000.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 SBC558  800144271     64,500.00 07/01/97    06/01/27 12.750  11.750  18.750   8.250
 SBC558  800145245    129,600.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800146268     88,000.00 06/01/97    05/01/27 10.875  10.875  16.875   7.000
 SBC558  800150351     34,000.00 07/01/97    06/01/27 11.250  10.250  17.250   6.750
 SBC558  800152555     95,200.00 06/01/97    05/01/27 12.125  12.125  18.125   8.250
 SBC558  800153496    228,750.00 06/01/97    05/01/27 10.500   9.500  16.500   6.250
 SBC558  800154064    116,770.11 05/01/97    04/01/27 12.500  11.500  18.500   8.000
 SBC558  800155251    207,000.00 07/01/97    06/01/27  9.875   8.875  15.875   6.250
 SBC558  800156671     45,000.00 06/01/97    05/01/27 10.000   9.000  16.000   5.750
 SBC558  800156788    112,500.00 07/01/97    06/01/27 10.125   9.125  16.125   5.000
 SBC558  800157182     45,600.00 07/01/97    06/01/27 12.875  11.875  18.875   7.500
 SBC558  800159865    525,300.00 07/01/97    06/01/27 11.000  10.000  17.000   6.500
 SBC558  800160699    138,400.00 07/01/97    06/01/27 13.500  12.500  19.500   8.500
 SBC558  800161366     31,450.00 07/01/97    06/01/27 11.125  10.125  17.125   6.250
 SBC558  800161564    102,400.00 07/01/97    06/01/27 11.250  11.250  17.250   7.250
 SBC558  800162364    126,900.00 06/01/97    05/01/27 11.000  10.000  17.000   6.250
 SBC558  800163321     45,500.00 07/01/97    06/01/27 10.125   9.125  16.125   5.500

                                                                 Page 14 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 SBC558  800164881  AGEE ANGELA T               9801 JACQUELINE DRIVE           FORT WASHINGTON         MD  20744        123,000.00
 SBC558  800165938  MIGNANO MICHAEL             2 ORCHARD DR                    SCOTCH PLAINS           NJ  07076        225,000.00
 SBC558  800169054  DONEHOO TOMMY P             250 GROOVER ST                  BALL GROUND             GA  30107         60,300.00
 SBC558  800169401  ELICKER-DEVE ELLEN D        231233 GREENFIELD ST            MANCHESTER              PA  17345        144,300.00
 SBC558  800169773  PAWLOWSKI THOMAS P          56 NEW ROAD                     KENDALL PARK            NJ  08824        131,700.00
 SBC558  800171324  MARTIN JOHN                 207 WESTCHESTER AVENUE          TUCKAHOE                NY  10707        155,550.00
 SBC558  800171381  STACKHOUSE STEPHEN J        320 CHANDLER STREET             PHILADELPHIA            PA  19111         64,890.00
 SBC558  800171886  SCOTT LAMONT                93 PARKHILL COURT               STATEN ISLAND           NY  10301         94,500.00
 SBC558  800175531  CRISCI MARIA                95-19 156TH AVENUE              HOWARD BEACH            NY  11414        225,000.00
 SBC558  800175853  NELLIS STEVEN D             537 CHURCH STREET               NEW BRITAIN             CT  06051         71,120.00
 SBC558  800176596  AMADITZ THOMAS J            5944 RT 356                     LEECHBURG               PA  15656        112,000.00
 SBC558  800177065  PARKER SHERW DONNA          1321 FLYING POINT RD            SOUTHAMPTON             NY  11968        691,125.00
 SBC558  800177552  CAMPBELL FRANCINE           6036 N 10TH STREET              PHILADELPHIA            PA  19141         46,400.00
 SBC558  800178337  FAFRAK JOHN F               832 SOUTH 5TH STREET            LINDENHURST             NY  11757        154,800.00
 SBC558  800181836  MILLER SHARON L             721 E MOUNTAIN AVE              WILLIAMSPORT            PA  17701         74,700.00
 SBC558  800182446  LORD PHILIP M               28180 109TH AVENUE SOUTHEA      KENT                    WA  98031        146,500.00
 SBC558  800182503  BARRON DAVID R              186 LINDBERGH DRIVE             ATLANTA                 GA  30305        159,750.00
 SBC558  800184582  CASSIDY DEBROAH             15273 BURBANK DRIVE             SPRING HILL             FL  34609         84,000.00
 SBC558  800184814  COVINGTON FRANCIS           107 SPIKE POINT COURT           GOOSE CREEK             SC  29445        238,500.00
 SBC558  800185183  HWANG JO H.                 626 E 35TH ST                   BALTIMORE               MD  21218         43,200.00
 SBC558  800185217  WACHTER PETER               30 GRUNDY PLACE                 MERRICK                 NY  11566        157,000.00
 SBC558  800185548  NISSLEY SCOTT A             600 WATER ST                    MOUNT JOY               PA  17552        104,400.00
 SBC558  800185613  SCHUTT BRIAN B              HC 1 BOX 172-2                  GREELEY                 PA  18425         56,000.00
 SBC558  800186223  LEASON DAVID A              55 URBAN STREET                 LYNN                    MA  01904        105,000.00
 SBC558  800187247  FELIX GLORIA                1340 EAST 49TH STREET           BROOKLYN                NY  11230        225,000.00
 SBC558  800187551  LANG AUDREY                 15 OLIVER STREET                WADING RIVER            NY  11792         96,800.00
 SBC558  800188690  SCHAEFFER HOWARD C          9343 DANNER ROAD                KUTZTOWN                PA  19530        202,500.00
 SBC558  800189466  TRELLU JEAN DENIS           977 WOODGATE DRIVE              PALM HARBOR             FL  34685        129,600.00
 SBC558  800190654  SCOTT WAIDE                 11751 NORTHWEST 18TH COURT      PLANTATION              FL  33323        223,920.00
 SBC558  800192577  FISHER LEO                  14131 PITTENGER AVENUE          PORT CHARLOTTE          FL  33953         55,000.00
 SBC558  800193146  ALCALA MARGARET H           322 SOUTH KENT RD               SO KENT                 CT  06785        140,000.00
 SBC558  800193625  RESH CHARLES E JR           107 LONGLEAF BIRCH HOLLOW       EFFORT                  PA  18330         83,250.00
 SBC558  800193930  CONROY THOMAS J             1321 SHELBY PARKWAY             CAPE CORAL              FL  33904         64,000.00
 SBC558  800194706  MUNOZ JORGE                 186 33RD STREET                 BROOKLYN                NY  11232        130,000.00
 SBC558  800195604  HITCHCOCK JEFFREY A.        258 BOSTON HILL ROAD            ANDOVER                 CT  06232         56,000.00
 SBC558  800196040  PRUDE JAMES S               855 MARSHALL AVENUE             PITTSBURGH              PA  15214         72,000.00
 SBC558  800196370  FLEMING DWIGHT E            50 REMINGTON ROAD               WINDSOR                 CT  06095         81,900.00
 SBC558  800196602  NOTTMAN DAVID ALAN          600 PARK AVENUE                 HUNTINGTON              NY  11743        160,000.00
 SBC558  800197907  BARON DAN C                 8 SHADY LANE                    RIDGEFIELD              CT  06877        330,000.00
 SBC558  800198285  BLASZKA ANTHONY             43 GEORGIAN BLVD                JACKSON                 NJ  08527        106,600.00
 SBC558  800199168  YELLETS RONALD H            209 WEST RIDGE STREET           LANSFORD                PA  18232         40,000.00
 SBC558  800199846  PELOQUIN DONALD E           36 SECOND ST                    LEICESTER               MA  01524        142,800.00
 SBC558  800200453  DEMKO OKSANA                333 S BOND ST                   ELIZABETH               NJ  07206         93,500.00
 SBC558  800200875  TOLBERT MYRA DELL           6681 GREEN MEADOWS LANE         MORROW                  GA  30260         50,085.00
 SBC558  800201501  SALVO ANGELA                304 CAPUCHIN WAY                ORANGE                  NJ  07050        107,100.00
 SBC558  800202756  PALMER KAREN N              4 VALENTINE DRIVE               NORFOLK                 MA  02058        165,000.00
 SBC558  800202822  PLATA MARIA                 1154 EAST 215TH STREET          BRONX                   NY  10469        132,000.00
 SBC558  800203275  FRANCO KEYLA                2783 BARKLEY AVENUE             BRONX                   NY  10465        147,000.00
 SBC558  800203309  BURCH MAUREEN C             578 NORTHERN PKWY               UNIONDALE               NY  11553        133,450.00
 SBC558  800206070  FOSTER SUE                  16200 SUNSET STRIP              FT MYERS                FL  33908         78,625.00
 SBC558  800206831  PEYTON DANNY                7277 BRANDYWINE DRIVE           ENGLEWOOD               FL  34224         68,000.00
 SBC558  800207003  NEWKIRK SANDRA A            3730 5TH AVENUE SOUTH           ST PETERSBURG           FL  33711         35,700.00
 SBC558  800207219  SLAUGHENHOUP BARBARA L      21 ZAHNISER ROAD                MERCER                  PA  16137         62,100.00
 SBC558  800207433  PETERSON ROBERTA J          2724 LAWTON BLUFF ROAD          CHARLOTTE               NC  28226         93,750.00
 SBC558  800208373  MERSON DANIEL L             4900 UPPER BECKLEYSVILLE R      HAMPSTEAD               MD  21074        121,500.00
 SBC558  800208886  MCCLENDON MARVIN            1430 GREYLAND HILLS ROAD        LAWRENCEVILLE           GA  30245         99,000.00
 SBC558  800209223  PANIO FRANCINE              6 WILDWOOD RD                   EASTCHESTER             NY  10709        400,000.00
 SBC558  800209314  CANNON KELLI                5800 ROSE TERRACE               PLANTATION              FL  33317        124,950.00
 SBC558  800211898  URIBE JUAN B.               11 APPLELAND ROAD               MONSEY                  NY  10952        172,200.00

                                                     Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 SBC558  800164881    123,000.00 07/01/97    06/01/27 11.500  11.500  17.500   7.500
 SBC558  800165938    225,000.00 06/01/97    05/01/27  9.875   8.875  15.875   4.750
 SBC558  800169054     60,300.00 07/01/97    06/01/27 11.500  10.500  17.500   6.750
 SBC558  800169401    144,300.00 06/01/97    05/01/27 12.000  11.000  18.000   7.500
 SBC558  800169773    131,700.00 07/01/97    06/01/27 11.125  10.125  17.125   6.250
 SBC558  800171324    155,550.00 06/01/97    05/01/27 11.500  10.500  17.500   7.500
 SBC558  800171381     64,890.00 06/01/97    05/01/27 10.125   9.125  16.125   5.000
 SBC558  800171886     94,500.00 07/01/97    06/01/27 10.750   9.750  16.750   6.500
 SBC558  800175531    225,000.00 06/01/97    05/01/27 10.500  10.500  16.500   7.500
 SBC558  800175853     71,120.00 07/01/97    06/01/27 10.250   9.250  16.250   5.250
 SBC558  800176596    112,000.00 07/01/97    06/01/27 11.000  10.000  17.000   7.500
 SBC558  800177065    691,125.00 06/01/97    05/01/27 10.125  10.125  16.125   6.250
 SBC558  800177552     46,384.33 06/01/97    05/01/27 11.250  11.250  17.250   7.000
 SBC558  800178337    154,800.00 07/01/97    06/01/27 11.125  11.125  17.125   8.250
 SBC558  800181836     74,700.00 06/01/97    05/01/27  9.625   9.625  15.625   6.750
 SBC558  800182446    146,500.00 07/01/97    06/01/27  9.625   8.625  15.625   5.000
 SBC558  800182503    159,750.00 06/01/97    05/01/27  9.875   9.875  15.875   6.000
 SBC558  800184582     84,000.00 07/01/97    06/01/27 10.125   9.125  16.125   5.000
 SBC558  800184814    238,500.00 06/01/97    05/01/27 10.250   9.250  16.250   5.500
 SBC558  800185183     43,200.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800185217    157,000.00 07/01/97    06/01/27  9.250   8.250  15.250   4.500
 SBC558  800185548    104,400.00 07/01/97    06/01/27 10.250   9.250  16.250   6.750
 SBC558  800185613     56,000.00 07/01/97    06/01/27 10.875   9.875  16.875   5.500
 SBC558  800186223    105,000.00 07/01/97    06/01/27 11.375  10.375  17.375   6.000
 SBC558  800187247    225,000.00 07/01/97    06/01/27 10.375  10.375  16.375   6.750
 SBC558  800187551     96,800.00 07/01/97    06/01/27 11.000  10.000  17.000   6.500
 SBC558  800188690    202,500.00 07/01/97    06/01/27 10.500   9.500  16.500   4.500
 SBC558  800189466    129,600.00 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 SBC558  800190654    223,920.00 07/01/97    06/01/27 10.625   9.625  16.625   5.500
 SBC558  800192577     55,000.00 07/01/97    06/01/27  9.500   8.500  15.500   5.000
 SBC558  800193146    140,000.00 07/01/97    06/01/27 13.500  12.500  19.500   8.500
 SBC558  800193625     83,250.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800193930     64,000.00 07/01/97    06/01/27 10.250   9.250  16.250   5.250
 SBC558  800194706    130,000.00 07/01/97    06/01/27  8.875   7.875  14.875   3.750
 SBC558  800195604     56,000.00 07/01/97    06/01/27 11.875  10.875  17.875   7.000
 SBC558  800196040     72,000.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800196370     81,900.00 07/01/97    06/01/27 10.625   9.625  16.625   6.000
 SBC558  800196602    160,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.250
 SBC558  800197907    330,000.00 07/01/97    06/01/27  8.875   7.875  14.875   3.750
 SBC558  800198285    106,600.00 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 SBC558  800199168     40,000.00 07/01/97    06/01/27 10.875   9.875  16.875   6.000
 SBC558  800199846    142,800.00 07/01/97    06/01/27 10.375  10.375  16.375   6.500
 SBC558  800200453     93,500.00 07/01/97    06/01/27  9.500   8.500  15.500   4.750
 SBC558  800200875     50,085.00 07/01/97    06/01/27  9.125   9.125  15.125   5.000
 SBC558  800201501    107,100.00 07/01/97    06/01/27 12.000  11.000  18.000   7.500
 SBC558  800202756    165,000.00 07/01/97    06/01/27  9.750   8.750  15.750   5.000
 SBC558  800202822    132,000.00 07/01/97    06/01/27 11.875  10.875  17.875   7.000
 SBC558  800203275    147,000.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 SBC558  800203309    133,450.00 07/01/97    06/01/27 10.875  10.875  16.875   7.500
 SBC558  800206070     78,625.00 07/01/97    06/01/27 11.250  10.250  17.250   6.750
 SBC558  800206831     68,000.00 07/01/97    06/01/27 10.625   9.625  16.625   6.500
 SBC558  800207003     35,700.00 07/01/97    06/01/27  9.250   8.250  15.250   4.500
 SBC558  800207219     62,100.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800207433     93,750.00 07/01/97    06/01/27 10.875  10.875  16.875   7.250
 SBC558  800208373    121,500.00 07/01/97    06/01/27  9.875   9.875  15.875   6.750
 SBC558  800208886     99,000.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800209223    400,000.00 07/01/97    06/01/27  8.625   8.625  14.625   5.000
 SBC558  800209314    124,950.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 SBC558  800211898    172,200.00 07/01/97    06/01/27 10.000   9.000  16.000   5.250

                                                                 Page 15 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 SBC558  800213050  BLAS ISMAEL                 2142 GOLD KEY ROAD              MILFORD                 PA  18337         55,675.00
 SBC558  800213076  TORONY JOSEPH L JR          840 BUSHKILL STREET             EASTON                  PA  18042         60,300.00
 SBC558  800213464  DRAKE CRAIG                 4067 DAVENTRY LANE              PALM HARBOR             FL  34685         99,900.00
 SBC558  800213563  COLLINS LOIS M              1380 TIOGA AVENUE               CLEARWATER              FL  34616         36,900.00
 SBC558  800216558  FISCHETTI RICHARD           1036 SPAR AVENUE                BEACHWOOD               NJ  08722        104,550.00
 SBC558  800216574  RUTZ GARY G                 200 GRAYSTONE WAY               ALPHARETTA              GA  30202        184,050.00
 SBC558  800218240  SOBLE ROBERT L              12618 BLUE HERON WAY            LEESBURG                FL  34788        104,000.00
 SBC558  800219123  MUNOZ ORLANDO               1 ECHO LAKE ROAD                TOBYHANNA               PA  18466        151,300.00
 SBC558  800220154  RICHARDS FRANCIS A          8 LISA COURT                    SAYREVILLE              NJ  08859        204,000.00
         ---------------------------------------                                                                   -----------------
                127 Sale Total                                                                                        15,670,224.00
                627 Total with Superior                                                                               74,999,865.00

                                                      Initial Minimum Maximum
                    Cut-off Date   First               Mort-   Mort-  Mort-
                      Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account      Balance     Date        Date    Rate    Rate   Rate     Margin
--------------------------------------------------------------------------------------
 SBC558  800213050     55,675.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 SBC558  800213076     60,300.00 07/01/97    06/01/27 10.500   9.500  16.500   5.750
 SBC558  800213464     99,900.00 07/01/97    06/01/27  8.875   7.875  14.875   3.750
 SBC558  800213563     36,900.00 07/01/97    06/01/27 10.250   9.250  16.250   5.750
 SBC558  800216558    104,550.00 07/01/97    06/01/27 11.250  10.250  17.250   6.500
 SBC558  800216574    184,050.00 07/01/97    06/01/27  8.875   8.875  14.875   5.000
 SBC558  800218240    104,000.00 07/01/97    06/01/27 12.250  11.250  18.250   7.250
 SBC558  800219123    151,300.00 07/01/97    06/01/27 10.500   9.500  16.500   5.500
 SBC558  800220154    204,000.00 07/01/97    06/01/27  7.625   7.625  13.625   3.750
                   -------------                      --------------------------------
                   15,576,455.11                      10.377   9.669  16.377   5.949
                   74,887,022.65                      10.489   9.831  16.489   6.185

                                                                 Page 16 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
  BS30   161409305  HANELINE WAYNE D            5470 TUBBS RD                   WATERFORD               MI  48327        113,600.00
  BS30   161414297  LEE JOHNNIE M               7251 S. DAMEN AVENUE            CHICAGO                 IL  60636         52,000.00
  BS30   161420179  ROBERTS CARI                258 EAST 6850 SOUTH             MIDVALE                 UT  84047         40,000.00
  BS30   161425079  MURRIETTA LYDIA             2916 ARAPAHOE STREET            DENVER                  CO  80205         42,000.00
  BS30   161425871  CARROLL CHRISTOPHE G        72743 SHOESTRING ROAD           COTTAGE GROVE           OR  97424        126,000.00
  BS30   161426135  BENSON CHARLES R            1310 PROSPECT AVENUE            DES PLAINES             IL  60018        116,400.00
  BS30   161426945  WILLIAMS LONNIE L           5602 S. ADA                     CHICAGO                 IL  60636         40,500.00
  BS30   161428115  LOVE-TUCKER JOHNNIE SUE     1241 DEERING                    GARDEN CITY             MI  48135         56,300.00
  BS30   161429022  YAMANI MOHAMAD              5908 ARGYLE                     DEARBORN                MI  48126        108,000.00
  BS30   161429402  DANG TUONG                  4854 WEST WAKE POINT DRIVE      WEST VALLEY CITY        UT  84120        144,328.00
  BS30   161430384  CAPPELLO GLENN              310 KIER STREET                 KINGMAN                 AZ  86401         35,000.00
  BS30   161430400  CAPPELLO GLENN              412 KIER STREET                 KINGMAN                 AZ  86401         45,500.00
  BS30   161433701  PURSER DAVID L              1217 W. 2ND STREET              HOBART                  IN  46342         45,600.00
  BS30   161434220  KASH MAHER Z                1874 CANAL STREET               COMMERCE                MI  48382         81,000.00
  BS30   161437017  BRENNER JANICE M            3945 TEAKWOOD STREET N.E.       NORTH CANTON            OH  44721         60,000.00
  BS30   161437355  SCHULTA ROBIN A             918 LINDEN ST.                  WEST BEND               WI  53095         94,700.00
  BS30   161440417  SHOAFF DAVID B              8485 BIRTHSTONE AVENUE          LAS VEGAS               NV  89117        113,347.00
  BS30   161441399  MANLEY LINDA C              180 KNOLL AVENUE                CRAIG                   CO  81625        127,600.00
  BS30   161442157  CAREW THOMAS J              427 S. SIDNEY STREET            KIMBERLY                WI  54136         72,000.00
  BS30   161442785  VICKERS JOHN E              3093 SILVERBROOK                ROCHESTER HILLS         MI  48306        249,900.00
  BS30   161443361  LOFGREN JENNIFER H          710 EAST PONDEROSA DRIVE        SANDY                   UT  84094         91,500.00
  BS30   161443742  WASHINGTON ALFRED M         8948 WARD                       DETROIT                 MI  48228         33,700.00
  BS30   161444005  RAMOS ANGEL M               1929 POPLAR LANE SW             ALBUQUERQUE             NM  87105         70,550.00
  BS30   161444161  WHEDBEE JAMIE               1901 SOUTH SADDLE STREET        GILBERT                 AZ  85233        121,750.00
  BS30   161444898  HARNESS W WILLIAM JR        3228 LA VETA DRIVE NE           ALBUQUERQUE             NM  87110         78,750.00
  BS30   161445044  SIMON MONICA                6600 CIBOLA CIRCLE              PRESCOTT                AZ  86303         82,000.00
  BS30   161445242  SCHMIDT MICHAEL ANTHONY     440 SIOUX DR.                   BOLINGBROOK             IL  60440        105,300.00
  BS30   161445366  ZACCONE DEDRA               804 FLOWERS AVENUE              STREAMWOOD              IL  60107        112,000.00
  BS30   161445473  ROBINSON ROY E JR           53441 ELYSIA DRIVE              CHESTERFIELD            MI  48051        134,700.00
  BS30   161445937  ONZO FRANK                  310 REDDING ROAD                CAMPBELL                CA  95008        355,500.00
  BS30   161447511  DAHLGREN KAREN E            2268 GARLAND STREET             SYLVAN LAKE             MI  48320        120,000.00
  BS30   161447685  RACELIS FELICIANO E         746 NORTH PEBBLE STREET         GILBERT                 AZ  85234        124,000.00
  BS30   161448717  RAIMI JENNIFER              42 WILDERNESS DRIVE             BRECKENRIDGE            CO  80424        160,000.00
  BS30   161448998  RAGLAND RANDOLPH R          1722 LINWOOD AVENUE             COLUMBUS                OH  43207         46,800.00
  BS30   161450697  BATENBURG JR R M            5762 SOUTH KINGSTON WAY         ENGLEWOOD               CO  80111        207,400.00
  BS30   161452040  PARRISH BRUCE E JR          1632 N. CHESTNUT                ARLINGTON HEIGHTS       IL  60004        147,000.00
  BS30   161452263  YOUSEF TAHER                7643 WEST 163RD PLACE           TINLEY PARK             IL  60477        149,400.00
  BS30   161452628  VAN NGUYEN CHIEU            9770 WEST GOULD AVENUE          LITTLETON               CO  80123        149,600.00
  BS30   161452826  ENGEL BRETT E               10226 NORTH LEONARD STREET      PORTLAND                OR  97203         71,920.00
  BS30   161453824  MAVOR CAREY WAYNE           2636 NORTH 54TH PLACE           PHOENIX                 AZ  85008        105,300.00
  BS30   161454384  ENGEL SHARRON S             2703 WALNUT STREET              PORTAGE                 IN  46368         64,500.00
  BS30   161454665  HARO MARIA M                644 WEST 2650 NORTH             CLINTON                 UT  84015         80,000.00
  BS30   161454996  MCAFEE MICHAEL R            9431 GARFIELD AVE.              BROOKFIELD              IL  60513         81,000.00
  BS30   161455191  LEWELLYN JOHN M             692 DEAN STREET                 SOUTH ELGIN             IL  60177         83,200.00
  BS30   161456348  MCDONALD ANTHONY            5997 EAST RED DOG DRIVE         CAVE CREEK              AZ  85331        245,500.00
  BS30   161456850  WELCH DEAN M                704 GATES STREET                WEST CHICAGO            IL  60185        108,000.00
  BS30   161457171  ARIEMMA STEPHEN             10465 EAST CANDLEWOOD DRIV      SCOTTSDALE              AZ  85255        245,000.00
  BS30   161458070  GOLD MICHAEL                4939 CHERRY BLOSSOM             WEST BLOOMFIELD         MI  48324        275,000.00
  BS30   161460035  STRUCK FREDERICK A          18277 WEST 58TH DRIVE           GOLDEN                  CO  80403         90,000.00
  BS30   161460480  AL-GHAZALY HAITHAM          4431 JONATHON                   DEARBORN                MI  48126        105,300.00
  BS30   161460548  DAVIS CHARLES D             2828 FENTON ROAD                HARTLAND                MI  48353        191,200.00
         ---------------------------------------                                                                   -----------------
                 51 Sale Total                                                                                         5,799,645.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
  BS30   161409305     113,481.76 05/01/97    04/01/27  9.250   8.250  15.250   5.500
  BS30   161414297      51,981.95 05/01/97    04/01/27 11.125  10.125  17.125   6.000
  BS30   161420179      39,965.39 04/01/97    03/01/27 10.125  10.125  16.125   6.500
  BS30   161425079      41,975.21 05/01/97    04/01/27  8.625   8.625  14.625   5.250
  BS30   161425871     125,938.02 05/01/97    04/01/27  9.500   8.500  15.500   5.000
  BS30   161426135     116,347.39 05/01/97    04/01/27 11.500  10.500  17.500   6.750
  BS30   161426945      40,482.08 05/01/97    04/01/27 10.000  10.000  16.000   6.000
  BS30   161428115      56,249.99 05/01/97    04/01/27 10.000  10.000  16.000   6.000
  BS30   161429022     107,944.01 05/01/97    04/01/27  9.250   8.250  15.250   4.500
  BS30   161429402     144,258.86 05/01/97    04/01/27  9.625   9.625  15.625   6.250
  BS30   161430384      34,972.06 05/01/97    04/01/27 10.500   9.500  16.500   6.250
  BS30   161430400      45,463.68 05/01/97    04/01/27 10.500   9.500  16.500   6.250
  BS30   161433701      45,578.40 05/01/97    04/01/27 12.875  11.875  18.875   7.500
  BS30   161434220      80,931.78 05/01/97    04/01/27 10.250   9.250  16.250   6.750
  BS30   161437017      60,000.00 06/01/97    05/01/27 11.375  10.375  17.375   6.000
  BS30   161437355      94,667.14 05/01/97    04/01/27 11.125  10.125  17.125   6.250
  BS30   161440417     113,304.33 05/01/97    04/01/27 10.750   9.750  16.750   6.250
  BS30   161441399     127,558.08 05/01/97    04/01/27 11.375  10.375  17.375   6.750
  BS30   161442157      71,960.67 05/01/97    04/01/27  9.000   8.000  15.000   4.500
  BS30   161442785     249,773.80 05/01/97    04/01/27  9.375   9.375  15.375   5.750
  BS30   161443361      91,443.12 05/01/97    04/01/27  8.375   8.375  14.375   5.000
  BS30   161443742      33,688.31 05/01/97    04/01/27 11.125  10.125  17.125   6.000
  BS30   161444005      70,488.19 05/01/97    04/01/27 10.875   9.875  16.875   6.375
  BS30   161444161     121,710.00 05/01/97    04/01/27 11.375  10.375  17.375   6.750
  BS30   161444898      78,685.42 05/01/97    04/01/27 10.375   9.375  16.375   5.750
  BS30   161445044      81,932.77 05/01/97    04/01/27 10.375   9.375  16.375   5.750
  BS30   161445242     105,249.55 05/01/97    04/01/27  9.625   9.625  15.625   5.750
  BS30   161445366     112,000.00 06/01/97    05/01/27 12.875  11.875  18.875   7.500
  BS30   161445473     134,628.32 05/01/97    04/01/27  9.125   9.125  15.125   5.500
  BS30   161445937     355,310.81 05/01/97    04/01/27  9.125   9.125  15.125   5.500
  BS30   161447511     119,929.15 05/01/97    04/01/27  8.625   7.625  14.625   4.750
  BS30   161447685     123,966.44 05/01/97    04/01/27 12.250  11.250  18.250   7.250
  BS30   161448717     160,000.00 06/01/97    05/01/27  9.000   8.000  15.000   4.500
  BS30   161448998      46,762.64 05/01/97    04/01/27 10.500   9.500  16.500   5.750
  BS30   161450697     207,300.64 05/01/97    04/01/27  9.625   9.625  15.625   6.250
  BS30   161452040     147,000.00 06/01/97    05/01/27 10.250   9.250  16.250   5.750
  BS30   161452263     149,326.51 05/01/97    04/01/27  9.500   9.500  15.500   6.000
  BS30   161452628     149,522.45 05/01/97    04/01/27  9.250   8.250  15.250   4.750
  BS30   161452826      71,850.82 05/01/97    04/01/27  9.625   8.625  15.625   5.000
  BS30   161453824     105,254.64 05/01/97    04/01/27 10.125  10.125  16.125   6.500
  BS30   161454384      64,478.82 05/01/97    04/01/27 11.375  10.375  17.375   6.000
  BS30   161454665      79,970.69 05/01/97    04/01/27 10.875  10.875  16.875   7.250
  BS30   161454996      80,938.73 05/01/97    04/01/27 10.750   9.750  16.750   5.500
  BS30   161455191      83,160.65 05/01/97    04/01/27 12.875  11.875  18.875   7.500
  BS30   161456348     245,382.38 05/01/97    04/01/27  9.625   9.625  15.625   6.000
  BS30   161456850     107,952.22 05/01/97    04/01/27 10.000   9.000  16.000   5.250
  BS30   161457171     244,919.53 05/01/97    04/01/27 11.375  10.375  17.375   6.750
  BS30   161458070     274,890.71 05/01/97    04/01/27 10.500   9.500  16.500   6.750
  BS30   161460035      90,000.00 06/01/97    05/01/27  7.125   7.125  13.125   3.500
  BS30   161460480     105,198.70 05/01/97    04/01/27  9.625   9.625  15.625   5.750
  BS30   161460548     191,148.25 05/01/97    04/01/27 12.250  11.250  18.250   8.250
                     ------------                      --------------------------------
                     5,796,925.06                      10.181   9.568  16.181   6.002

                                                                 Page 17 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 BSC32P  180052862  MORALES LEONER              136 CAMPECHE LN                 KISSIMMEE               FL  34743         58,800.00
 BSC32P  180077406  ELLIS E CHARLES             479 NAUGATUCK AVE               MILFORD                 CT  06460         72,000.00
 BSC32P  180080806  MACE BONNIE M               411 5TH ST                      NEW CASTLE              DE  19720         76,500.00
 BSC32P  180084782  DEFILLIPPIS YVONNE          4408 W OKLAHOMA AVE             TAMPA                   FL  33616         49,725.00
 BSC32P  180099798  VARLEY EDWARD               210 N GREEN ST                  TUCKERTON               NJ  08087         52,000.00
 BSC32P  180101321  HIGHT MICHAEL W             4435 WELLINGTON TERRACE         DECATUR                 GA  30035         78,410.00
 BSC32P  180101875  REYES MICHAEL               10430 BUENOS AIRES STREET       COOPER CITY             FL  33026        176,000.00
 BSC32P  180104416  CAPONE NANCY                4 RD HUGEUNOT ROAD              LAKE CARMEL             NY  10512         93,600.00
 BSC32P  180105975  AVERY MICHAEL L             423 FILLMORE AVE                SCHENECTADY             NY  12304        110,000.00
 BSC32P  180106171  MOGILSKI ROBERT             117 SAINT MARKS PL              ROSLYN HEIGHTS          NY  11577        126,650.00
 BSC32P  180109225  TURNER KEITH A              13603 VINCENT WAY               BOWIE                   MD  20715        246,700.00
 BSC32P  180109704  FORRESTER JEAN              115-06 223RD STREET             JAMAICA                 NY  11411        130,500.00
 BSC32P  180110389  GORITY ROBERT D SR          1716 4TH AVENUE                 ALTOONA                 PA  16602         27,080.00
 BSC32P  180110587  BROWN BRENDA D              1433 S HANCOCK AVE              DOVER                   DE  19901         93,150.00
 BSC32P  180111098  CHARLES JENNIFER            11 ORCHARD PL                   VALLEY STREAM           NY  11580        152,000.00
 BSC32P  180113375  JOSEPH JETRIS MERIE         236 E 89TH ST                   BROOKLYN                NY  11236        225,000.00
 BSC32P  180114365  NADOLNY MARCELLA            20 CORNFLOWER LN                EAST NORTHPORT          NY  11731        190,000.00
 BSC32P  180116071  POLISI MARIAELENA           135-35 95TH STREET              OZONE PARK              NY  11417        110,500.00
 BSC32P  180116477  VANDERWATERE ROBERT         548 WESTCHESTER AVE             RYE BROOK               NY  10573        242,900.00
 BSC32P  180118879  GOTTESMAN ABRAHAM           4424 17TH AVE                   BROOKLYN                NY  11204         95,000.00
 BSC32P  180119703  VICARO ELIZABETH ANN        161 MAPLE AVE                   KEANSBURG               NJ  07734         92,650.00
 BSC32P  180119885  BECK JOSEPH P               233 KIMBERLY LANE               EPHRATA                 PA  17522         97,500.00
 BSC32P  180121048  KEHOE DONALD W              65 EDGEWOOD AVENUE              SMITHTOWN               NY  11787        230,000.00
 BSC32P  180121667  HAWKINS TERESA J            1303 BARNES STREET              REIDSVILLE              NC  27320         74,250.00
 BSC32P  180124216  WALLACE REGINALD            5212 AVENUE I                   BROOKLYN                NY  11234        151,300.00
 BSC32P  180128050  ELALFY HELEN                347-349 DAKOTA STREET           PATERSON                NJ  07503         80,000.00
 BSC32P  180132284  SILVERBERG MARTA C          80 HIGHWOOD AVE                 TENAFLY                 NJ  07670        220,000.00
 BSC32P  180133274  KATICH FRANK J III          161 LIMERICK ROAD               WEXFORD                 PA  15090         90,500.00
 BSC32P  180134090  GALVIS A MAURICE            12 NAUDAIN CT                   WILMINGTON              DE  19808        108,000.00
 BSC32P  180134231  CHARLES WILLIS J            520 WILDE GREEN DR              ROSWELL                 GA  30075        214,340.00
 BSC32P  180134306  KAUTTER MARK                1 GIRARD AVENUE                 SAYLORSBURG             PA  18353         33,600.00
 BSC32P  180134892  COLANTUONO EMIL G           3 CROSSROADS COURT              DAYTON                  NJ  08810        191,250.00
 BSC32P  180136632  THOMPSON DENNIS             1215 BUTLER PARK ROAD           WASHINGTON              NJ  07882        100,300.00
 BSC32P  180142358  DEVANEY CARRIE JEAN         8385 TOLLES DRIVE NORTHEAS      NORTH FORT MYERS        FL  33917         46,000.00
 BSC32P  180142549  SILVESTER LUIS G.           22-24 SEELEY ST                 PATERSON                NJ  07501        123,500.00
 BSC32P  180142846  THOMPSON CATHERINE F        133 NORTH GREENE AVENUE         LINDENHURST             NY  11757        112,500.00
 BSC32P  180143893  NAIMOLI ANGELA              178 KINGSLEY AVE                STATEN ISLAND           NY  10314        135,900.00
 BSC32P  180145005  STORMS WILLIAM D JR         87 MONROE LAKE SHRS             EAST STROUDSBURG        PA  18301         90,000.00
 BSC32P  180145732  CABELL KARIN M              535 WEST FIRST STREET           HAZLETON                PA  18201         19,350.00
 BSC32P  180147654  GERMAN PIERRE ANDRE         519 RITA DR                     ODENTON                 MD  21113        106,250.00
 BSC32P  180148389  SPENCER GARFIELD            59 HIGGINS AV                   BRIDGEPORT              CT  06606         49,725.00
 BSC32P  180148876  ASCOLESI JUDY               11 VINCENT AVE                  STATEN ISLAND           NY  10306        161,100.00
 BSC32P  180149387  MOORE EMMY                  355 N LONG BEACH AVE            FREEPORT                NY  11520         35,000.00
 BSC32P  180149783  LOUIS PHENOLD J             193 DAKOTA AVE                  BAY SHORE               NY  11706        117,000.00
 BSC32P  180150799  DELANEY ROBERT D            111 BOSTON AVE                  EGG HARBOR TOWNSHIP     NJ  08221         90,000.00
 BSC32P  180152019  KAYAL JAMES A               115 EAST WILKES BARRE STRE      EASTON                  PA  18042         49,000.00
 BSC32P  180156275  SOBEK LESLIE S              391 SOUNDVIEW AVENUE            STRATFORD               CT  06497         80,000.00
 BSC32P  180163974  WILLIAMS JESSE J            2058 THURMONT AVENUE            AKRON                   OH  44313        108,000.00
 BSC32P  180165094  MATCHETT INELL HOLMES       903 BROOKHAVEN DRIVE            VALDOSTA                GA  31601         50,310.00
         ---------------------------------------                                                                   -----------------
                 49 Sale Total                                                                                         5,463,840.00
                100 Total with Banco Santander                                                                        11,263,485.00

                                                       Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 BSC32P  180052862      58,653.09 02/01/97    01/01/27  9.500   8.500  15.500   5.250
 BSC32P  180077406      71,867.54 03/01/97    02/01/27  9.875   8.875  15.875   6.000
 BSC32P  180080806      76,402.93 03/01/97    02/01/27 10.250   9.250  16.250   5.750
 BSC32P  180084782      49,618.16 03/01/97    02/01/27 11.000  10.000  17.000   6.500
 BSC32P  180099798      51,964.72 04/01/97    03/01/27 11.250  10.250  17.250   6.000
 BSC32P  180101321      78,381.27 05/01/97    04/01/27 10.875   9.875  16.875   6.250
 BSC32P  180101875     175,886.98 04/01/97    03/01/27 11.500  10.500  17.500   7.250
 BSC32P  180104416      93,576.71 05/01/97    04/01/27 12.625  11.625  18.625   8.250
 BSC32P  180105975     109,844.78 04/01/97    03/01/27  9.750   9.750  15.750   5.750
 BSC32P  180106171     126,607.24 05/01/97    04/01/27 11.250  10.250  17.250   6.500
 BSC32P  180109225     246,445.49 04/01/97    03/01/27 10.000   9.000  16.000   5.250
 BSC32P  180109704     130,426.84 05/01/97    04/01/27  8.875   8.875  14.875   5.000
 BSC32P  180110389      27,058.95 04/01/97    03/01/27 10.625   9.625  16.625   7.250
 BSC32P  180110587      93,112.98 05/01/97    04/01/27 10.500   9.500  16.500   5.750
 BSC32P  180111098     151,937.95 05/01/97    04/01/27 10.375   9.375  16.375   6.750
 BSC32P  180113375     224,820.40 04/01/97    03/01/27 10.500   9.500  16.500   5.750
 BSC32P  180114365     189,874.59 04/01/97    03/01/27 11.375  10.375  17.375   6.750
 BSC32P  180116071     110,460.60 05/01/97    04/01/27 11.000  10.000  17.000   7.750
 BSC32P  180116477     242,763.83 05/01/97    04/01/27  8.875   7.875  14.875   3.750
 BSC32P  180118879      94,969.64 05/01/97    04/01/27 11.500  10.500  17.500   6.125
 BSC32P  180119703      92,574.03 05/01/97    04/01/27 10.375  10.375  16.375   6.500
 BSC32P  180119885      97,443.92 04/01/97    03/01/27 12.000  11.000  18.000   7.000
 BSC32P  180121048     229,895.51 05/01/97    04/01/27  9.875   9.875  15.875   6.250
 BSC32P  180121667      74,177.68 05/01/97    04/01/27  9.625   9.625  15.625   5.750
 BSC32P  180124216     151,233.06 05/01/97    04/01/27 10.000   9.000  16.000   6.000
 BSC32P  180128050      79,977.11 05/01/97    04/01/27 12.000  11.000  18.000   7.250
 BSC32P  180132284     220,000.00 06/01/97    05/01/27  8.375   7.375  14.375   3.500
 BSC32P  180133274      90,423.78 04/01/97    03/01/27 10.250   9.250  16.250   5.500
 BSC32P  180134090     107,971.58 05/01/97    04/01/27 12.375  11.375  18.375   7.500
 BSC32P  180134231     214,122.66 05/01/97    04/01/27  9.375   9.375  15.375   6.750
 BSC32P  180134306      33,587.69 05/01/97    04/01/27 10.875   9.875  16.875   6.750
 BSC32P  180134892     191,250.00 06/01/97    05/01/27  7.375   7.375  13.375   3.750
 BSC32P  180136632     100,208.50 05/01/97    04/01/27  9.875   8.875  15.875   6.250
 BSC32P  180142358      45,956.55 05/01/97    04/01/17 12.500  11.500  18.500   7.500
 BSC32P  180142549     123,461.61 05/01/97    04/01/27 11.625  10.625  17.625   7.250
 BSC32P  180142846     112,410.20 05/01/97    04/01/27 10.500   9.500  16.500   5.750
 BSC32P  180143893     135,843.01 05/01/97    04/01/27 10.250  10.250  16.250   6.625
 BSC32P  180145005      90,000.00 06/01/97    05/01/27 10.250   9.250  16.250   5.750
 BSC32P  180145732      19,342.31 06/01/97    05/01/27 10.500   9.500  16.500   5.750
 BSC32P  180147654     106,250.00 06/01/97    05/01/27 10.875   9.875  16.875   6.250
 BSC32P  180148389      49,704.70 05/01/97    04/01/27 10.375  10.375  16.375   6.500
 BSC32P  180148876     161,035.98 05/01/97    04/01/27 10.500   9.500  16.500   6.250
 BSC32P  180149387      34,992.00 05/01/97    04/01/27 13.000  12.000  19.000   7.750
 BSC32P  180149783     116,954.75 05/01/97    04/01/27 10.625   9.625  16.625   6.625
 BSC32P  180150799      89,917.90 05/01/97    04/01/27  9.875   8.875  15.875   5.000
 BSC32P  180152019      48,967.67 05/01/97    04/01/27 11.375  10.375  17.375   6.000
 BSC32P  180156275      79,900.20 05/01/97    04/01/27  8.375   7.375  14.375   4.750
 BSC32P  180163974     107,954.71 05/01/97    04/01/27 10.250   9.250  16.250   5.750
 BSC32P  180165094      50,266.48 05/01/97    04/01/27 10.125   9.125  16.125   5.000
                    -------------                      --------------------------------
                     5,460,498.28                      10.281   9.506  16.281   5.971
                    11,257,423.34                      10.230   9.538  16.230   5.987

                                                                 Page 18 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
-----------------------------------------------------------------------------------------------------------------------------------
 MLC164  180003220  BUTLER JOSEPH L             289 BEACON LIGHT RD             PARKESBURG              PA  19365         35,000.00
 MLC164  180015281  RODRIGUEZ ALFREDO           24 SNIFFEN ST                   NORWALK                 CT  06851        132,000.00
 MLC164  180024887  MOORE STEPHEN D             1769 ROCHESTER ST               LIMA                    NY  14485         48,750.00
 MLC164  180026718  SAWYER ESTHER H             104 KENSINGTON AVE              JERSEY CITY             NJ  07304         92,700.00
 MLC164  180053449  MOORE NANCY A               301 CLAYTON RD                  AUBURNDALE              FL  33823         55,250.00
 MLC164  180064248  KIM MI JIN                  623 ROUTE 206                   TRENTON                 NJ  08610         89,500.00
 MLC164  180078024  MORRIS SYLVIA               68 PRINCETON LN                 WILLINGBORO             NJ  08046         59,150.00
 MLC164  180078792  RUNU FAREENA W              39-25 65TH PLACE                FLUSHING                NY  11377        152,000.00
 MLC164  180083321  WILLIAMS MARY ANN           133 TORPEDO AVE                 MANAHAWKIN              NJ  08050        132,300.00
 MLC164  180085094  MEHTA PRAVIN C.             1457 LAVISTA ROAD               ATLANTA                 GA  30324        166,500.00
 MLC164  180091142  LEE JUNG W                  579 CLOSTER DOCK RD             CLOSTER                 NJ  07624        201,450.00
 MLC164  180091902  TELAHUN SOLOMON             8200 LITTLE RIVER TPKE          ANNANDALE               VA  22003        613,615.00
 MLC164  180097271  CARD JOYCE                  100 BLACKROCK RD                COVENTRY                RI  02816         60,000.00
 MLC164  180097404  MUNN MARK S                 44 46 BISSELL STREET            MANCHESTER              CT  06040         83,700.00
 MLC164  180098766  TRONCO DANIEL A SR          16 IVINS DR                     NEW EGYPT               NJ  08533        108,000.00
 MLC164  180101446  FORCHIELLI CATHY            19 PEARL DR                     DOYLESTOWN              PA  18901        102,510.00
 MLC164  180101800  FRAWLEY TIMOTHY P           100 ARGYLE RD                   WEST HEMPSTEAD          NY  11552        100,000.00
 MLC164  180103236  VAINIERI ANTHONY JR         8107 4TH AVE                    NORTH BERGEN            NJ  07047        170,000.00
 MLC164  180105348  CANFIELD HEIDI M            220 BLACK HORSE RD              CHESTER SPRINGS         PA  19425        186,150.00
 MLC164  180107039  BERRIOS HECTOR              105 WILLOW AVE                  NORTH PLAINFIELD        NJ  07060        109,900.00
 MLC164  180110454  MARKE RUZADI                14 ALEXSANDRA COURT             STATEN ISLAND           NY  10312         72,960.00
 MLC164  180110991  MILLARD GLENN A             33 WALNUT ST                    BLOOMSBURG              PA  17815         70,200.00
 MLC164  180118606  DERAFFAELE JOANN            38 RIVER RD                     CROMWELL                CT  06416         48,000.00
 MLC164  180121121  CORLETO BRIAN D             277 NAUTILUS DRIVE              MANAHAWKIN              NJ  08050        105,000.00
 MLC164  180123952  ESPOSITO TONIANN            1346 79TH STREET                BROOKLYN                NY  11228        208,000.00
 MLC164  180125148  CASTRO JOSEPH F JR          6332 HERITAGE POINT NORTH       LOCKPORT                NY  14904         95,625.00
 MLC164  180125742  LORENZI FRANK P             266 LOCKTOWN RD                 FLEMINGTON              NJ  08822        152,000.00
 MLC164  180126203  SIMON THERESA M             1730 E 37TH ST                  BROOKLYN                NY  11234        121,550.00
 MLC164  180127532  HOLLEY JOHN A               32 DAVIS AVE                    PISCATAWAY              NJ  08854        100,750.00
 MLC164  180128027  RALPH TONEY                 106 WILBUR WEST BLOOM BLVD      EAST STROUDSBURG        PA  18301         92,225.00
 MLC164  180128746  SALM JOSEPH F               350 HULTON RD                   NEW KENSINGTON          PA  15068         72,000.00
 MLC164  180129223  LEE KATHLEEN A              156 CHANGEWATER RD              WASHINGTON              NJ  07882        160,000.00
 MLC164  180130379  GALATOLO ROBERT             9408 DRESDEN LANE               PORT RICHEY             FL  34668         45,000.00
 MLC164  180130809  CAMPANILE PATRICIA          417 CEDAR ST                    BOONTON                 NJ  07005        153,000.00
 MLC164  180130858  DIPPMAN RUSSELL T           11 MIDDLE VALLEY RD             LONG VALLEY             NJ  07853        212,500.00
 MLC164  180133464  DECKARD ART W               117 BEECH ST                    CARROLLTOWN             PA  15722         53,450.00
 MLC164  180134355  BARNES KENNETH H JR         639 CLEVELAND DR                CHEEKTOWAGA             NY  14225         48,750.00
 MLC164  180135204  BOUNTINAS JOHN              26-40 29TH ST                   ASTORIA                 NY  11102        220,000.00
 MLC164  180135329  PRICE JOSEPH H              21 HILLCREST RD                 RIVA                    MD  21140         44,000.00
 MLC164  180135535  WEIS MARTIN A               1580 OLD HUNTERS TRACE          MARIETTA                GA  30062         99,200.00
 MLC164  180135733  RHEN LEE K                  25 N CHERRY ST                  LEBANON                 PA  17046         42,350.00
 MLC164  180136764  GRAU CYNTHIA                2 HEATHER HILL WAY              LEBANON                 NJ  08833        193,100.00
 MLC164  180138786  WORMLY VERNA V              7370 SHELBOURN STREET           PHILADELPHIA            PA  19111         84,906.00
 MLC164  180139693  BARNES CRAIG C              16 MACKENZIE RD                 WATERFORD               CT  06385         85,000.00
 MLC164  180140949  OWEN LINDA M                14 CROSS ST                     BEACON                  NY  12508        121,800.00
 MLC164  180140964  OLIVERI MELCHIORRA          1724 LARCH CT                   PEEKSKILL               NY  10566         81,450.00
 MLC164  180142341  MEYERS GLEN                 72 MARIANNE ST                  STATEN ISLAND           NY  10302        135,150.00
 MLC164  180144784  GILLIGAN MICHAEL S          2125 PRINCETON STREET           PHILADELPHIA            PA  19149         47,950.00
 MLC164  180145096  JACKSON TREBOR J            304 CREECH STREET               GOLDSBORO               NC  27530         64,350.00
 MLC164  180145146  BAILEY JESSE L              46 SUNRISE TRAIL                EAST STROUDSBURG        PA  18301         62,900.00
 MLC164  180146375  BLACKMON BOBBY DALE         3 RT BOX 391                    BATESBURG               SC  29006         58,500.00
 MLC164  180146425  BAKER WILLIAM M JR          424 GLEN AVENUE                 ELLWOOD CITY            PA  16117         61,200.00
 MLC164  180147837  GARDNER CURTIS L            19 HIGH POINT WAY               PISCATAWAY              NJ  08854        172,800.00
 MLC164  180149346  HOLCOMB JOANNE              14 ANN ST                       CORTLANDT MANOR         NY  10566         95,850.00
 MLC164  180149841  SIGLER GERALDINE A          113 IDLEWILD RD                 EDISON                  NJ  08817        120,000.00
 MLC164  180150138  RIVIER JENNIFER             4000 MAIN ST                    AMHERST                 NY  14226        169,150.00
 MLC164  180150930  REINIER MICHAEL J           13 REGIS COURT                  CHARLESTON              SC  29407         56,185.00
 MLC164  180151359  HENDERSON JAMES G           227 13 TH ST                    SURF CITY               NJ  08008        240,500.00
 MLC164  180151516  REINHART MICHAEL K          309 MILLER STREET               STRASBURG               PA  17579         73,600.00

                                                       Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 MLC164  180003220      34,808.65 10/01/96    09/01/26 10.875  10.875  16.875   7.000
 MLC164  180015281     131,710.87 01/01/97    12/01/26 10.125  10.125  16.125   6.750
 MLC164  180024887      48,684.75 03/01/97    02/01/27 10.000   9.000  16.000   5.500
 MLC164  180026718      92,442.05 12/01/96    11/01/26  9.875   9.875  15.875   5.750
 MLC164  180053449      55,167.90 02/01/97    01/01/27 10.875   9.875  16.875   6.250
 MLC164  180064248      89,293.34 01/01/97    12/01/26  9.875   9.875  15.875   7.000
 MLC164  180078024      59,064.47 03/01/97    02/01/27 11.000  10.000  17.000   7.000
 MLC164  180078792     151,785.53 03/01/97    02/01/27  9.750   8.750  15.750   6.250
 MLC164  180083321     132,194.40 04/01/97    03/01/27 10.500   9.500  16.500   5.750
 MLC164  180085094     166,302.69 04/01/97    03/01/27  8.625   8.625  14.625   5.000
 MLC164  180091142     201,380.10 05/01/97    04/01/27 11.125  11.125  17.125   7.500
 MLC164  180091902     613,305.13 05/01/97    04/01/27  9.375   9.375  15.375   5.750
 MLC164  180097271      59,856.79 03/01/97    02/01/27  8.625   8.625  14.625   5.250
 MLC164  180097404      83,666.74 05/01/97    04/01/27 10.500   9.500  16.500   5.750
 MLC164  180098766     107,847.60 04/01/97    03/01/27  9.750   8.750  15.750   5.250
 MLC164  180101446     102,388.70 03/01/97    02/01/27 10.575  10.575  16.575   7.200
 MLC164  180101800      99,977.13 05/01/97    04/01/27 13.000  12.000  19.000   7.750
 MLC164  180103236     169,939.38 06/01/97    05/01/27 11.000  10.000  17.000   7.500
 MLC164  180105348     186,023.73 05/01/97    04/01/27 11.250  10.250  17.250   6.500
 MLC164  180107039     109,845.94 05/01/97    04/01/27  9.500   9.500  15.500   5.750
 MLC164  180110454      72,916.92 05/01/97    04/01/27  8.625   8.625  14.625   5.250
 MLC164  180110991      70,133.19 05/01/97    04/01/27  9.675   9.675  15.675   6.750
 MLC164  180118606      47,983.79 06/01/97    05/01/27 11.250  11.250  17.250   7.500
 MLC164  180121121     105,000.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 MLC164  180123952     207,805.13 05/01/97    04/01/27  9.750   8.750  15.750   6.250
 MLC164  180125148      95,595.27 05/01/97    04/01/27 11.625  10.625  17.625   7.250
 MLC164  180125742     151,925.23 05/01/97    04/01/27  9.500   8.500  15.500   6.250
 MLC164  180126203     121,550.00 06/01/97    05/01/27 12.500  11.500  18.500   7.500
 MLC164  180127532     100,750.00 06/01/97    05/01/27 12.375  11.375  18.375   6.750
 MLC164  180128027      92,126.45 04/01/97    03/01/27  9.125   9.125  15.125   5.500
 MLC164  180128746      71,969.81 05/01/97    04/01/27 10.250   9.250  16.250   6.750
 MLC164  180129223     159,925.35 06/01/97    05/01/27  9.750   8.750  15.750   6.500
 MLC164  180130379      44,964.08 05/01/97    04/01/27 10.500   9.500  16.500   5.500
 MLC164  180130809     152,953.73 05/01/97    04/01/27 11.750  10.750  17.750   7.500
 MLC164  180130858     212,347.76 05/01/97    04/01/27 11.000  10.000  17.000   7.500
 MLC164  180133464      53,435.54 05/01/97    04/01/27 12.250  11.250  18.250   8.500
 MLC164  180134355      48,734.42 05/01/97    04/01/27 11.500  10.500  17.500   6.500
 MLC164  180135204     219,870.11 05/01/97    04/01/27  8.625   8.625  14.625   5.000
 MLC164  180135329      43,952.27 05/01/97    04/01/27 11.625  11.625  17.625   8.250
 MLC164  180135535      99,156.12 05/01/97    04/01/27 10.000   9.000  16.000   5.500
 MLC164  180135733      42,337.88 05/01/97    04/01/27 12.000  11.000  18.000   8.500
 MLC164  180136764     193,100.00 06/01/97    05/01/27 10.000   9.000  16.000   6.750
 MLC164  180138786      84,906.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 MLC164  180139693      84,967.12 05/01/97    04/01/27 10.625  10.625  16.625   6.750
 MLC164  180140949     121,728.09 06/01/97    05/01/27  8.625   7.625  14.625   3.750
 MLC164  180140964      81,414.91 06/01/97    05/01/27 10.125   9.125  16.125   5.000
 MLC164  180142341     135,150.00 06/01/97    05/01/27 10.375  10.375  16.375   6.750
 MLC164  180144784      47,920.20 05/01/97    04/01/27  8.375   7.375  14.375   4.750
 MLC164  180145096      64,323.02 05/01/97    04/01/27 10.250   9.250  16.250   5.750
 MLC164  180145146      62,873.62 06/01/97    05/01/27 10.250   9.250  16.250   5.750
 MLC164  180146375      58,434.63 06/01/97    05/01/17 11.250  10.250  17.250   6.750
 MLC164  180146425      61,200.00 06/01/97    05/01/27  9.500   8.500  15.500   4.500
 MLC164  180147837     172,800.00 06/01/97    05/01/27  8.875   8.875  14.875   6.250
 MLC164  180149346      95,811.91 05/01/97    04/01/27 10.500   9.500  16.500   6.750
 MLC164  180149841     119,970.14 06/01/97    05/01/27 12.625  11.625  18.625   8.250
 MLC164  180150138     169,095.94 05/01/97    04/01/27 11.500  10.500  17.500   7.750
 MLC164  180150930      56,153.50 05/01/97    04/01/27  8.875   7.875  14.875   5.250
 MLC164  180151359     240,500.00 06/01/97    05/01/27 10.125  10.125  16.125   6.500
 MLC164  180151516      73,531.04 05/01/97    04/01/97  9.750   8.750  15.750   6.250

                                                                 Page 19 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID   Account      Name                        Address                         City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 MLC164  180151987  GROSSMAN YITZCHOK I         975 EAST 23RD STREET            BROOKLYN                NY  11210        499,000.00
 MLC164  180154197  JACKSON-HEAD DEVONE         212 62ND STREET                 WASHINGTON              DC  20019         68,000.00
 MLC164  180154924  ROCCO GENNARO               122 W CATHERINE STREET          CHAMBERSBURG            PA  17201         50,210.00
 MLC164  180155681  CARUSO ENRICO               95 DUNCAN STREET                STATEN ISLAND           NY  10304        147,500.00
 MLC164  180156473  BRINSKY THOMAS S            113 CASTLEBROOK DRIVE           VENETIA                 PA  15367        180,000.00
 MLC164  180156820  JOHNSON DAVID               93-95 STUYVESANT AVENUE         NEWARK                  NJ  07114        105,000.00
 MLC164  180157075  BURNS PATRICK               8838 BROUS AVENUE               PHILADELPHIA            PA  19152         64,000.00
 MLC164  180157612  ROLLE SYLVIA                10775 SOUTHWEST 224TH STRE      MIAMI                   FL  33170         52,700.00
 MLC164  180158883  COLQUITT RONALD             2732 N 45TH ST                  PHILADELPHIA            PA  19131         34,450.00
 MLC164  180160194  MOONEY WILLIAM M            3640 VILLANOVA COURT            BETHLEHEM               PA  18017        198,000.00
 MLC164  180162273  MITCHELL MICHAEL            19 PINEHURST LANE               BOCA RATON              FL  33431        112,200.00
 MLC164  180163180  JONES MILTON WAYNE          206 CHURCH AVE                  EPHRATA                 PA  17522         55,920.00
 MLC164  180164444  SILBER ZALMAN               1570 57TH STREET                BROOKLYN                NY  11219        399,000.00
 MLC164  180167520  BRUNO VICTOR II             127 ZOE STREET                  STATEN ISLAND           NY  10305        180,000.00
 MLC164  180167546  MCCLAREN JOANN              343 MAPLE TERRACE               PITTSBURGH              PA  15211         57,600.00
 MLC164  180167819  SMITH CHRISTINE             3282 TIMOR TERRACE              LITHONIA                GA  30038         57,600.00
 MLC164  180167934  SWETAVAGE JOSEPH J          225 37TH AVENUE NORTHEAST       ST PETERSBURG           FL  33704         46,500.00
 MLC164  180168726  CROSBY EDNA I               115 PARK ST                     GREENSBURG              PA  15601         55,200.00
 MLC164  180168783  CRAWFORD RICHARD            5275 POUNDS DRIVE               STONE MOUNTAIN          GA  30083        133,450.00
 MLC164  180169369  MOORE RUSSELL               1032 OLIVE STREET               ELIZABETH               NJ  07202        139,500.00
 MLC164  180169898  VAZZANO FRANK II            14 STELLA ST                    TRUMBULL                CT  06611        213,300.00
 MLC164  180170052  IMBRO JOSEPH                32 HIGHLAND RD                  OXFORD                  CT  06478        111,350.00
 MLC164  180173197  MCCANS ALAN L               8771 118 TH ST                  SEMINOLE                FL  33772         76,500.00
 MLC164  180173668  KRASLEY RICHARD             103 EVERGREEN COURT             SAYLORSBURG             PA  18353        172,000.00
 MLC164  180173890  SPINDELL RONALD             540 LINE ROAD                   HAZLET                  NJ  07730        148,500.00
 MLC164  180175457  MORELLS LISA B              1832 21 ST AVE N                SAINT PETERSBURG        FL  33713         50,150.00
 MLC164  180176299  SAMMOND PATRICIA A          182 NORMANDY ROAD               EDISON                  NJ  08820        104,000.00
 MLC164  180176745  DIAZ NICHOLAS A             87-89 CHAMBERLAIN AVE           PATERSON                NJ  07502         93,500.00
 MLC164  180178170  WALTERS VALERIE             1571 EAST 52ND STREET           BROOKLYN                NY  11212        234,000.00
 MLC164  180180341  JACOBS ROBERTA J            513 JACKSON ST                  WILLIMANTIC             CT  06226         72,000.00
 MLC164  800187502  HAMZAH LEONA                3707 DARWIN AVENUE              TAMPA                   FL  33603         46,750.00
         ---------------------------------------                                                                   -----------------
                 90 Sale Total                                                                                        10,797,306.00
                 90 Total with Merrill Lynch                                                                          10,797,306.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID   Account       Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 MLC164  180151987     499,000.00 06/01/97    05/01/27  9.250   8.250  15.250   6.000
 MLC164  180154197      68,000.00 06/01/97    05/01/27 12.375  12.375  18.375   8.500
 MLC164  180154924      50,210.00 06/01/97    05/01/27 10.000   9.000  16.000   6.750
 MLC164  180155681     147,408.32 06/01/97    05/01/27  8.375   8.375  14.375   4.500
 MLC164  180156473     180,000.00 06/01/97    05/01/27 11.750  11.750  17.750   7.500
 MLC164  180156820     105,000.00 06/01/97    05/01/27  9.125   9.125  15.125   6.000
 MLC164  180157075      64,000.00 06/01/97    05/01/27 11.625  10.625  17.625   6.000
 MLC164  180157612      52,680.69 05/01/97    04/01/27 10.875   9.875  16.875   6.250
 MLC164  180158883      34,420.20 05/01/97    04/01/27 10.125  10.125  16.125   6.750
 MLC164  180160194     198,000.00 06/01/97    05/01/27  8.875   8.875  14.875   5.000
 MLC164  180162273     112,159.99 05/01/97    04/01/27 11.000  10.000  17.000   6.500
 MLC164  180163180      55,811.56 05/01/97    04/01/27  9.625   8.625  15.625   6.000
 MLC164  180164444     399,000.00 06/01/97    05/01/27 10.000   9.000  16.000   5.500
 MLC164  180167520     180,000.00 06/01/97    05/01/27  9.500   8.500  15.500   4.750
 MLC164  180167546      57,577.11 06/01/97    05/01/27 10.500   9.500  16.500   5.250
 MLC164  180167819      57,600.00 06/01/97    05/01/27 11.875  11.875  17.875   8.250
 MLC164  180167934      46,471.10 06/01/97    05/01/27  8.375   7.375  14.375   3.500
 MLC164  180168726      55,200.00 06/01/97    05/01/27 10.250   9.250  16.250   5.250
 MLC164  180168783     133,450.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC164  180169369     139,500.00 06/01/97    05/01/27  9.875   9.875  15.875   5.750
 MLC164  180169898     213,300.00 06/01/97    05/01/27 10.875   9.875  16.875   6.000
 MLC164  180170052     111,350.00 06/01/97    05/01/27 10.375  10.375  16.375   7.500
 MLC164  180173197      76,467.22 06/01/97    05/01/27 10.150   9.150  16.150   5.750
 MLC164  180173668     171,959.55 06/01/97    05/01/27 12.875  11.875  18.875   7.500
 MLC164  180173890     148,500.00 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC164  180175457      50,150.00 06/01/97    05/01/27 11.000  10.000  17.000   6.500
 MLC164  180176299     104,000.00 06/01/97    05/01/27 12.500  11.500  18.500   6.750
 MLC164  180176745      93,463.83 06/01/97    05/01/27 10.625  10.625  16.625   6.500
 MLC164  180178170     233,911.90 06/01/97    05/01/27 10.750   9.750  16.750   5.750
 MLC164  180180341      72,000.00 06/01/97    05/01/27 10.375   9.375  16.375   5.000
 MLC164  800187502      46,727.00 06/01/97    05/01/27  9.500   8.500  15.500   4.500
                    -------------                      --------------------------------
                    10,792,317.53                      10.287   9.658  16.287   6.225
                    10,792,317.53                      10.287   9.658  16.287   6.225

                                                                 Page 20 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID     Account      Name                        Address                       City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 CPIAR       25908  KOMAREK RICHARD K           965 COLLINGWOOD                 NAPERVILLE              IL  60540         98,100.00
 CPIAR       28159  COLEMAN VONCEIL Y           1842 GOLFVIEW DR                BARTLETT                IL  60103        114,400.00
 CPIAR       28282  FIORESI PETER J             1832 GOLFVIEW DR                VILLA OLIVI             IL  60103        117,600.00
 CPIAR       31963  PETERSON SANDRA             16844 AVALON AVE                SOUTH HOLLA             IL  60473         85,500.00
 CPIAR       47142  HOWELL JANET L              3 PINE TREE COURT               ELMHURST                IL  60126        120,000.00
 CPIAR       48868  MC DONNELL ALICE M          917 S BRAINARD AVE              LA GRANGE               IL  60525         70,000.00
 CPIAR       50682  SEFCIK SALLY A              5847 S BLACKSTONE #210          CHICAGO                 IL  60637         23,200.00
 CPIAR       51086  BAKER WILLIAM N             533 N COUNTY LINE RD            HINSDALE                IL  60521        207,000.00
 CPIAR       51516  CONNERY MICHAEL J           205 N MAYFLOWER RD              LAKE FOREST             IL  60045        353,000.00
 CPIAR       53116  FREGEAU WAYNE E             622 NEWPORT AVE                 WESTMONT                IL  60559        148,800.00
 CPIAR       54791  SERFLING JOHN L             464 RAINTREE CT                 GLEN ELLYN              IL  60137         49,500.00
 CPIAR       54809  ZILINSKY PATRICIA R         6508 BARCLAY CT                 DOWNERS GRO             IL  60516        105,000.00
 CPIAR       55475  KRIPS JAMES R SR            5620 W 143RD STREET             MIDLOTHIAN              IL  60445         95,000.00
 CPIAR       55566  ZACCARI CAROL               2136 PEPPERWOOD LN              GLENDALE HE             IL  60139         59,000.00
 CPIAR       55673  BEUSSE JAMES W              329 N BLACKHAWK DR              WESTMONT                IL  60559        160,000.00
 CPIAR       55798  CURIN RICHARD               4564 WOLF RD                    WESTERN SPR             IL  60558        150,000.00
 CPIAR       55905  TALLEY JOHN S SR            1408 S SCOVILLE AVE             BERWYN                  IL  60402        103,000.00
 CPIAR       55954  THOM ROBERT K               3107 S CLARENCE AVE             BERWYN                  IL  60402         99,000.00
 CPIAR       55996  MILEWSKI EDWARD R           353 E QUINCY ST                 RIVERSIDE               IL  60546         56,500.00
 CPIAR       56010  MALKUSAK FRIEDA             112 1/2 LINCOLN AVE             RIVERSIDE               IL  60546         47,200.00
 CPIAR       56242  WOOD KINGSLEY JR            1660 N LASALLE ST               CHICAGO                 IL  60614         42,300.00
 CPIAR       56598  HENNING CLYDE L             249 EDGEBROOK DR                SANDWICH                IL  60548         40,000.00
 CPIAR       56978  BEWLEY GREGORY              9243 W 183RD STREET             TINLEY PARK             IL  60477         80,000.00
 CPIAR       57059  HOSPODAR LINDA M            330 SPRINGLAKE LANE             AURORA                  IL  60504         54,500.00
 CPIAR       57067  SCHOPPE JOHN M              34 HAMPTON ROAD                 MONTGOMERY              IL  60538         62,300.00
 CPIAR       57075  DIEFENBACH BETH A           1313 REBECCA ROAD               LOMBARD                 IL  60148         43,500.00
 CPIAR       57315  OLSON SCOTT H               28 W 673 PERKINS COURT          NAPERVILLE              IL  60564        220,000.00
 CPIAR       57349  CROWELL SCOT M              8 E CUSTER                      LEMONT                  IL  60439         77,000.00
 CPIAR       57489  FLOWERS GREGORY M           219 W THIRD STREET              SANDWICH                IL  60548         80,800.00
 CPIAR       58115  WINTER THERESA L            809 N BRAINARD                  LAGRANGE PA             IL  60525        156,000.00
 CPIAR       58545  MICHAELS ERIC M             2717 N LEHMANN CT               CHICAGO                 IL  60614        299,000.00
 CPIAR       58867  DURKIN LARRY R              4 SIOUX COURT                   JUSTICE                 IL  60458         55,000.00
 CPIAR       59188  GIGNAC GEORGE F             5940 BELMONT                    DOWNERS GRO             IL  60516         73,000.00
 CPIAR       59469  WITT ROBERT H               31 CYPRESS SQUARE               ELGIN                   IL  60546         70,000.00
 CPIAR       59964  SEMENEK NANCY A             1826 PRENTISS DRIVE             DOWNERS GRO             IL  60516         76,500.00
 CPIAR       59972  LANE ALLAN                  4380 HAMPTON AVENUE             WESTERN SPR             IL  60558        100,000.00
 CPIAR       60384  FELKER ROBERT F             9619 MAIN STREET                HEBRON                  IL  60034         59,500.00
 CPIAR       60574  WEITL JAMES H               3N877 BITTERSWEET ROAD          SAINT CHARL             IL  60175         29,000.00
 CPIAR       60962  FLANAGAN THOMAS             7544 160TH PLACE                TINLEY PARK             IL  60477         90,000.00
 CPIAR       61036  FUNG LANCE                  2110 S PRAIRIE                  CHICAGO                 IL  60616        100,000.00
 CPIAR       61259  MONTVILAS JANE A            548 73RD STREET                 DOWNERS GRO             IL  60516         60,800.00
 CPIAR       61325  MODZELEWSKI JOHN F          1152 N LASALLE STREET           CHICAGO                 IL  60610        306,000.00
 CPIAR       61382  SALIK PETER                 4548 HOWARD AVENUE              WESTERN SPR             IL  60558        133,000.00
 CPIAR       61978  MILEWSKI EDWARD R           2512 BURR OAK                   NORTH RIVER             IL  60546        103,000.00
 CPIAR       62166  BOKENKAMP KURT M            5401 W KIMBALL PLACE            OAKLAWN                 IL  60453        119,250.00
 CPIAR       62224  GRAGER EDWARD               7529 W 58TH PLACE               SUMMIT                  IL  60501         94,000.00
 CPIAR       62638  BEDNAR WILLIAM              940 PATRIOT                     HOFFMAN EST             IL  60193        134,500.00
 CPIAR       62661  WOOD DENNIS E               5243 W 155TH STREET             OAK FOREST              IL  60452        115,000.00
 CPIAR       62836  SHILTZ JAMES C              2482 WHITEHALL COURT            AURORA                  IL  60504        225,000.00
 CPIAR       63032  OCASIO JANICE M             8148 S RUTHERFORD AVE           BURBANK                 IL  60459         38,000.00
 CPIAR       64659  SMITHEY DONNA               2448 W COYLE                    CHICAGO                 IL  60645        184,000.00
 CPIAR       66191  DRNEK JOAN E                505 REDONDO DRIVE               DOWNERS GRO             IL  60516         60,000.00
 CPIAR       66571  FULLER DONNA RAE            2950 E 231ST STREET             CHICAGO HEI             IL  60411        135,000.00
 CPIAR       67280  CONNER CHARLENE K           6421 ASHFORD COURT              LISLE                   IL  60532         65,000.00
 CPIAR       68668  WONSOWSKI EDWARD H          RR N 40TH ROAD                  SERENA                  IL  60549         57,400.00
 CPIAR       77644  BALAGTAS RAUL               1907 ABERDEEN STREET            CHICAGO HEI             IL  60411         37,500.00
 CPIAR       80663  MC MICHAEL RUTH             1173 CHESAPEAKE LANE            PALATINE                IL  60067         98,000.00
 CPIAR       81570  BAHENA RAUL                 939 SAUGATUCK TRAIL             VERNON HILL             IL  60061        255,000.00
 CPIAR       82040  WALLS LUCINDA               1335 N MAYFIELD AVENUE          CHICAGO                 IL  60651         71,000.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID     Account     Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 CPIAR       25908      81,081.88 06/01/85    05/01/15  8.875   0.000  13.875   2.750
 CPIAR       28159      98,190.41 09/01/85    08/01/15  8.875   0.000  13.875   2.750
 CPIAR       28282     101,012.29 09/01/85    08/01/15  8.875   0.000  13.875   2.750
 CPIAR       31963      78,822.30 08/01/89    07/01/19  9.250   0.000  15.250   2.750
 CPIAR       47142     110,133.99 07/01/90    06/01/20  8.875   0.000  14.875   2.875
 CPIAR       48868      63,741.32 05/01/91    04/01/21  7.750   0.000  13.750   2.875
 CPIAR       50682      21,704.28 08/01/91    07/01/21  8.500   0.000  14.500   2.875
 CPIAR       51086     193,657.92 12/01/91    11/01/21  6.625   0.000  12.625   2.875
 CPIAR       51516     330,649.91 01/01/92    12/01/21  6.500   0.000  12.500   2.875
 CPIAR       53116     139,593.88 07/01/92    06/01/22  7.750   0.000  13.750   2.875
 CPIAR       54791      39,863.33 10/01/92    09/01/22  6.625   0.000  12.625   2.750
 CPIAR       54809      99,868.25 10/01/92    09/01/22  7.125   0.000  13.125   2.750
 CPIAR       55475      23,069.95 11/01/92    10/01/07  6.750   0.000  12.750   1.875
 CPIAR       55566      47,052.53 12/01/92    11/01/22  6.750   0.000  12.750   2.875
 CPIAR       55673     151,766.54 01/01/93    12/01/22  4.875   0.000  10.875   2.750
 CPIAR       55798     142,151.13 12/01/92    11/01/22  5.125   0.000  11.125   2.750
 CPIAR       55905      97,874.45 02/01/93    01/01/23  6.750   0.000  12.750   2.875
 CPIAR       55954      94,187.16 01/01/93    12/01/22  6.750   0.000  12.750   2.750
 CPIAR       55996      53,671.54 02/01/93    01/01/23  5.000   0.000  11.000   2.750
 CPIAR       56010      44,641.07 01/01/93    12/01/22  6.750   0.000  12.750   2.750
 CPIAR       56242      40,143.54 02/01/93    01/01/23  6.250   0.000  12.250   2.875
 CPIAR       56598      37,926.43 01/01/93    12/01/22  4.875   0.000  10.875   2.750
 CPIAR       56978      75,969.26 03/01/93    02/01/23  6.250   0.000  12.250   2.750
 CPIAR       57059      48,909.19 03/01/93    02/01/23  6.625   0.000  12.625   2.750
 CPIAR       57067      59,272.86 03/01/93    02/01/23  5.125   0.000  11.125   2.750
 CPIAR       57075      41,419.92 03/01/93    02/01/23  6.750   0.000  12.750   2.875
 CPIAR       57315     212,078.62 03/01/94    02/01/24  7.000   0.000  13.000   2.750
 CPIAR       57349      73,516.31 04/01/93    03/01/23  7.000   0.000  13.000   2.750
 CPIAR       57489      77,067.06 04/01/93    03/01/23  7.250   0.000  13.250   2.875
 CPIAR       58115     148,723.28 07/01/93    06/01/23  6.250   0.000  12.250   2.875
 CPIAR       58545     285,038.16 07/01/93    06/01/23  6.500   0.000  12.500   2.750
 CPIAR       58867      50,368.95 07/01/93    06/01/23  6.375   0.000  12.375   2.875
 CPIAR       59188      69,603.10 09/01/93    08/01/23  6.250   0.000  12.250   2.875
 CPIAR       59469      66,758.05 08/01/93    07/01/23  6.375   0.000  12.375   2.875
 CPIAR       59964      72,721.97 10/01/93    09/01/23  6.500   0.000  12.500   2.875
 CPIAR       59972      95,783.86 10/01/93    09/01/23  6.500   0.000  12.500   2.875
 CPIAR       60384      56,971.17 12/01/93    11/01/23  6.250   0.000  12.250   2.875
 CPIAR       60574      27,689.95 11/01/93    10/01/23  6.000   0.000  12.000   2.875
 CPIAR       60962      86,142.05 01/01/94    12/01/23  6.250   0.000  12.250   2.875
 CPIAR       61036      84,546.78 02/01/94    01/01/09  6.250   0.000  12.250   2.750
 CPIAR       61259      58,423.08 02/01/94    01/01/24  6.500   0.000  12.500   2.750
 CPIAR       61325     293,285.09 01/01/94    12/01/23  6.250   0.000  12.250   2.875
 CPIAR       61382     124,598.51 01/01/94    12/01/23  6.250   0.000  12.250   2.875
 CPIAR       61978      99,249.70 03/01/94    02/01/24  5.250   0.000  11.250   2.750
 CPIAR       62166     114,021.29 02/01/94    01/01/24  6.250   0.000  12.250   2.750
 CPIAR       62224      90,702.94 04/01/94    03/01/24  6.875   0.000  12.875   2.750
 CPIAR       62638     128,655.19 04/01/94    03/01/24  4.500   0.000  10.500   2.875
 CPIAR       62661     110,357.09 03/01/94    02/01/24  6.250   0.000  12.250   2.875
 CPIAR       62836     217,096.72 03/01/94    02/01/24  7.000   0.000  13.000   2.875
 CPIAR       63032      36,667.64 05/01/94    04/01/24  6.750   0.000  12.750   2.750
 CPIAR       64659     174,101.76 05/01/94    04/01/24  6.375   0.000  12.375   2.750
 CPIAR       66191      58,200.66 05/01/94    04/01/24  7.625   0.000  13.625   2.750
 CPIAR       66571     130,757.46 08/01/94    07/01/24  5.375   0.000  11.375   2.750
 CPIAR       67280      62,748.59 06/01/94    05/01/24  6.750   0.000  12.750   2.875
 CPIAR       68668      55,292.16 07/01/94    06/01/24  7.625   0.000  13.625   2.750
 CPIAR       77644      36,559.72 11/01/94    10/01/24  6.375   0.000  12.375   2.750
 CPIAR       80663      95,469.79 11/01/94    10/01/24  6.250   0.000  12.250   2.750
 CPIAR       81570     237,358.14 11/01/94    10/01/24  7.125   0.000  13.125   2.400
 CPIAR       82040      69,435.12 01/01/95    12/01/24  7.125   0.000  13.125   2.750

                                                                 Page 21 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID     Account      Name                        Address                       City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 CPIAR       82636  EBERLEN SANDRA J            1755 EVERGREEN LANE             PARK RIDGE              IL  60068        115,000.00
 CPIAR       88526  POLLARD THOMAS E            169 E LONGFELLOW DRIVE          WHEATON                 IL  60187        155,000.00
 CPIAR      500041  FENN JANICE                 319 CHARLES ST                  NAPERVILLE              IL  60540        140,850.00
 CPIAR      500058  RABATIN A J                 447 SPRING CRESS CT             WEST CHICAG             IL  60185        287,430.00
 CPIAR      500082  ORTIZ GILBERT J             3643 W SCOTT DRIVE              ALSIP                   IL  60658         86,800.00
 CPIAR      500124  BANIA HENRY                 722 GRACELAND AVE               DES PLAINES             IL  60016         77,200.00
 CPIAR      500413  HARRISON MICHAEL L          440 E MONTROSE AVE              WOODDALE                IL  60191        115,100.00
 CPIAR      500454  SMITH ROBERT D              2216 N CLEVELAND AVE            CHICAGO                 IL  60614        350,000.00
 CPIAR      500462  JARZAB BERNADINE            1061 RIDGEFIELD CIRCLE          CAROL STREA             IL  60188         30,000.00
 CPIAR      500496  KLINGBEIL THOMAS H          620 E BENTON AVE                NAPERVILLE              IL  60540         59,000.00
 CPIAR      500561  COONEY ROBERT J             3200 RAYMOND AVE                BROOKFIELD              IL  60513        107,000.00
 CPIAR      500660  RYAN PAUL J                 1000 CREEKSIDE CIRCLE           NAPERVILLE              IL  60563        178,000.00
 CPIAR      500819  DELWO LEROY W               1772 GLOUCESTER CT              WHEATON                 IL  60187         70,000.00
 CPIAR      500967  DORSEY STEVEN T             245 LARKDALE ROW                WAUCONDA                IL  60084        120,000.00
 CPIAR      500983  KONOPKA THOMAS              311 E NAPERVILLE RD             WESTMONT                IL  60559        136,000.00
 CPIAR      501015  LOEFFLER JOSEPH E           78 GLENDALE ST                  WHEELING                IL  60090        112,000.00
 CPIAR      501023  KOZLOWSKI BRUCE A           15433 W 163RD STREET            LOCKPORT                IL  60441        210,000.00
 CPIAR      501056  ROYHL JOHN C                21W040 MONTICELLO RD            LOMBARD                 IL  60148        129,600.00
 CPIAR      501098  APOLLON NICK                6452 COACH HOUSE RD             LISLE                   IL  60532        139,200.00
 CPIAR      501213  WALLACE HARRISON W JR       157 S KAINER AVE                BARRINGTON              IL  60010        100,000.00
 CPIAR      501304  LYONS JOHN K                345 W FULLERTON PKWY            CHICAGO                 IL  60614        203,000.00
 CPIAR      501411  ZEILENGA KATHLEEN A         8125 W 174TH PLACE              TINLEY PARK             IL  60477        105,000.00
 CPIAR      501460  STRASS KENNETH F JR         388 N WALNUT LANE               SCHAUMBURG              IL  60173         82,500.00
 CPIAR      501536  WITUCKI THOMAS E            2093 WILDWOOD LANE              HANOVER PAR             IL  60103        109,000.00
 CPIAR      501577  MORRELL EDWARD L            2324 CLOVER LANE                NORTHFIELD              IL  60093        400,000.00
 CPIAR      501650  MARTIS PATRICIA M           20135 WOODALE DR                LYNWOOD                 IL  60411         44,000.00
 CPIAR      501718  PEREZ RICHARD A             9221 BEDFORD LANE               ORLAND PARK             IL  60462        139,200.00
 CPIAR      501874  WALSH MICHAEL               1215 W WELLINGTON               CHICAGO                 IL  60657        302,400.00
 CPIAR      501973  LUCIBELLO LANCE A           123 COUNTRY CLUB DR             BLOOMINGDAL             IL  60108        125,000.00
 CPIAR      502252  NORBY RICHARD A             2924 W NORTH SHORE AVE          CHICAGO                 IL  60645        138,000.00
 CPIAR      502286  STAMPER FORREST ALAN        1S721 BLAKEWOOD CT              WINFIELD                IL  60190        381,900.00
 CPIAR      502351  FRIEDMAN MARK               345 W FULLERTON PARKWAY         CHICAGO                 IL  60614        151,300.00
 CPIAR      502617  HOLSTEAD GARRETT R          921 CREEKSIDE COURT             NAPERVILLE              IL  60563        160,000.00
 CPIAR      502666  BOYD ROBERT J               1079 CAMILLIA PLACE             FOX RIVER G             IL  60021        183,100.00
 CPIAR      502682  WOODS JOSEPH                6151 N FOREST GLEN AVE          CHICAGO                 IL  60646        170,000.00
 CPIAR      502716  SALCEDA JOHN F              220 POPLAR ST                   WINNETKA                IL  60093        213,750.00
 CPIAR      502773  COE ROBERT A                1125 LAKE COOK RD               NORTHBROOK              IL  60062         90,000.00
 CPIAR      502815  ROCHE CHARLES T             1276 LEXINGTON                  CHICAGO                 IL  60607        175,000.00
 CPIAR      502898  MITROVICH NICHOLAS          440 E MONTROSE AVE              WOODDALE                IL  60191        102,300.00
 CPIAR      502930  SCHABER STEPHEN J           3840 PEARTREE DR                LAKE IN THE             IL  60102        143,000.00
 CPIAR      502997  COHEN BARRY P               1108 N WHITMAN PLACE            VERNON HILL             IL  60061        148,000.00
 CPIAR      503144  EICK STEPHEN G              1221 CALICO AVENUE              NAPERVILLE              IL  60564         97,600.00
 CPIAR      503185  WILSON JAMES P              5911 FOX LAKE RD                MCHENRY                 IL  60050         70,500.00
 CPIAR      503235  BURKE KEVIN M               5738 W LELAND AVENUE            CHICAGO                 IL  60634         60,000.00
 CPIAR      503292  CARAVELLO DANIEL A          190 AMBRIA DR                   MUNDELEIN               IL  60060        236,000.00
 CPIAR      503458  GUYNN TODD P                711 S ASHLAND AVE               CHICAGO                 IL  60607        140,000.00
 CPIAR      503466  OMALLEY CHARLES A           4000 MADISON AVE                BROOKFIELD              IL  60513         76,500.00
 CPIAR      503573  TREMMEL THOMAS J            5445 N SHERIDAN RD              CHICAGO                 IL  60640         52,200.00
 CPIAR      503607  JANG HOSANG                 1280 READING COURT              WHEATON                 IL  60187         95,200.00
 CPIAR      504100  LINSENMEYER TIM             328 W WASHINGTON ST             WEST CHICAG             IL  60185        102,000.00
 CPIAR      504118  MILLS FREDERICK L III       1800 W ROSCOE ST                CHICGO                  IL  60657        118,300.00
 CPIAR      504167  GANELLIN BEATRICE           2226 CHURCHILL LANE             HIGHLAND PA             IL  60035        500,000.00
 CPIAR      504183  RODRIGUEZ ROBERT            1820 STERLING CT                ST CHARLES              IL  60174        209,950.00
 CPIAR      504209  JAMES TERRIE Y              5237 W POTOMAC AVE              CHICAGO                 IL  60651        104,000.00
 CPIAR      504308  FABRIGAS JANET L            1268 TENNYSON LN                NAPERVILLE              IL  60540         98,300.00
 CPIAR      504365  BONET CARLOS M              1945 WINDMILL DR                HANOVER PAR             IL  60103        101,000.00
 CPIAR      504431  KALAL ALICE                 1027 ARBOR COURT                MOUNT PROSP             IL  60056        143,000.00
 CPIAR      504456  KALAL ALICE                 1005 ARBOR COURT                MOUNT PROSP             IL  60056        143,000.00
 CPIAR      504464  KALAL ALICE                 1001 ARBOR COURT                MOUNT PROSP             IL  60056        160,000.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID     Account     Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 CPIAR       82636     112,197.94 12/01/94    11/01/24  6.500   0.000  12.500   2.750
 CPIAR       88526     152,552.84 07/01/95    06/01/25  8.500   0.000  14.500   2.750
 CPIAR      500041     133,063.78 07/01/92    06/01/22  6.000   0.000  12.000   2.750
 CPIAR      500058     273,420.21 06/01/92    05/01/22  7.750   0.000  13.750   2.750
 CPIAR      500082      82,156.40 08/01/92    07/01/22  5.875   0.000  11.875   2.750
 CPIAR      500124      73,541.88 08/01/92    07/01/22  7.625   0.000  13.625   2.750
 CPIAR      500413      92,151.13 09/01/92    08/01/22  5.750   0.000  11.750   2.750
 CPIAR      500454     331,652.70 09/01/92    08/01/22  5.750   0.000  11.750   2.750
 CPIAR      500462      28,386.10 09/01/92    08/01/22  5.625   0.000  11.625   2.750
 CPIAR      500496      46,297.94 09/01/92    08/01/22  5.500   0.000  11.500   2.750
 CPIAR      500561     101,246.27 12/01/92    11/01/22  6.500   0.000  12.500   2.750
 CPIAR      500660     161,052.13 10/01/92    09/01/22  5.500   0.000  11.500   2.750
 CPIAR      500819      65,747.34 11/01/92    10/01/22  6.500   0.000  12.500   2.750
 CPIAR      500967     113,600.96 11/01/92    10/01/22  5.250   0.000  11.250   2.750
 CPIAR      500983     128,924.84 01/01/93    12/01/22  5.000   0.000  11.000   2.750
 CPIAR      501015     106,142.81 11/01/92    10/01/22  5.000   0.000  11.000   2.750
 CPIAR      501023     199,034.04 11/01/92    10/01/22  5.000   0.000  11.000   2.750
 CPIAR      501056     122,662.73 12/01/92    11/01/22  5.000   0.000  11.000   2.750
 CPIAR      501098     132,639.43 02/01/93    01/01/23  6.875   0.000  12.875   2.750
 CPIAR      501213      89,332.69 12/01/92    11/01/22  5.000   0.000  11.000   2.750
 CPIAR      501304     193,212.10 12/01/92    11/01/22  7.000   0.000  13.000   2.750
 CPIAR      501411      99,425.40 12/01/92    11/01/22  6.250   0.000  12.250   2.750
 CPIAR      501460      52,347.73 02/01/93    01/01/23  5.250   0.000  11.250   2.750
 CPIAR      501536     103,238.01 12/01/92    11/01/22  4.875   0.000  10.875   2.750
 CPIAR      501577     379,416.30 01/01/93    12/01/22  4.875   0.000  10.875   2.750
 CPIAR      501650      41,715.39 01/01/93    12/01/22  4.875   0.000  10.875   2.750
 CPIAR      501718     112,031.42 01/01/93    12/01/07  5.000   0.000  11.000   2.750
 CPIAR      501874     287,207.38 02/01/93    01/01/23  6.375   0.000  12.375   2.750
 CPIAR      501973     118,529.78 01/01/93    12/01/22  6.375   0.000  12.375   2.750
 CPIAR      502252     131,337.75 03/01/93    02/01/23  5.250   0.000  11.250   2.750
 CPIAR      502286     345,225.39 04/01/93    03/01/23  7.000   0.000  13.000   2.750
 CPIAR      502351     144,191.79 01/01/93    12/01/22  7.000   0.000  13.000   2.750
 CPIAR      502617     152,324.85 03/01/93    02/01/23  5.375   0.000  11.375   2.750
 CPIAR      502666     174,631.41 01/01/93    12/01/22  7.125   0.000  13.125   2.750
 CPIAR      502682     161,700.23 02/01/93    01/01/23  5.500   0.000  11.500   2.750
 CPIAR      502716     199,527.96 02/01/93    01/01/23  5.500   0.000  11.500   2.750
 CPIAR      502773      85,752.00 04/01/93    03/01/23  5.500   0.000  11.500   2.750
 CPIAR      502815      66,074.35 04/01/93    03/01/23  5.375   0.000  11.375   2.750
 CPIAR      502898      97,771.31 03/01/93    02/01/23  7.250   0.000  13.250   2.750
 CPIAR      502930     135,763.21 02/01/93    01/01/23  5.625   0.000  11.625   2.750
 CPIAR      502997     140,964.90 05/01/93    04/01/23  5.125   0.000  11.125   2.750
 CPIAR      503144      92,267.85 03/01/93    02/01/23  5.500   0.000  11.500   2.750
 CPIAR      503185      67,428.59 03/01/93    02/01/23  7.375   0.000  13.375   2.750
 CPIAR      503235      57,394.52 05/01/93    04/01/23  7.250   0.000  13.250   2.750
 CPIAR      503292     225,605.81 07/01/93    06/01/23  6.625   0.000  12.625   2.750
 CPIAR      503458     133,290.28 05/01/93    04/01/23  6.500   0.000  12.500   2.750
 CPIAR      503466      72,868.48 04/01/93    03/01/23  6.750   0.000  12.750   2.750
 CPIAR      503573      49,714.68 04/01/93    03/01/23  6.750   0.000  12.750   2.750
 CPIAR      503607      90,998.95 06/01/93    05/01/23  5.125   0.000  11.125   2.750
 CPIAR      504100      97,184.54 07/01/93    06/01/23  6.500   0.000  12.500   2.750
 CPIAR      504118     111,108.00 06/01/93    05/01/23  6.125   0.000  12.125   2.750
 CPIAR      504167     477,260.07 06/01/93    05/01/23  6.875   0.000  12.875   2.750
 CPIAR      504183     196,083.56 05/01/93    04/01/23  5.125   0.000  11.125   2.750
 CPIAR      504209      99,140.03 06/01/93    05/01/23  5.125   0.000  11.125   2.750
 CPIAR      504308      93,635.59 06/01/93    05/01/23  6.500   0.000  12.500   2.750
 CPIAR      504365      96,687.88 07/01/93    06/01/23  5.000   0.000  11.000   2.750
 CPIAR      504431     136,823.78 08/01/93    07/01/23  6.625   0.000  12.625   2.750
 CPIAR      504456     136,823.78 08/01/93    07/01/23  6.625   0.000  12.625   2.750
 CPIAR      504464     153,089.62 08/01/93    07/01/23  6.625   0.000  12.625   2.750

                                                                 Page 22 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID     Account      Name                        Address                       City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 CPIAR      504522  MUELLEMANN JOHN E           122 E MAPLE AVENUE              MUNDELEIN               IL  60060        112,000.00
 CPIAR      504712  MORAN LISA N                1206 CAROL LANE                 GLENCOE                 IL  60022        228,000.00
 CPIAR      504720  CARROLL RONALD W            318 N MADISON STREET            HINSDALE                IL  60521        277,000.00
 CPIAR      504803  ALOMAR ROSANNE              630 MESA DRIVE                  HOFFMAN EST             IL  60194         19,000.00
 CPIAR      504860  MARKIEWICZ PHILIP A         15 PHILIPPI CREEK DRI           ELGIN                   IL  60120        125,000.00
 CPIAR      504878  MARKIEWICZ PHILIP A         1 PHILLIPPI CREEK DR            ELGIN                   IL  60120        125,000.00
 CPIAR      505123  TAYLOR LISA RENEE           3413 S INDIANA STREET           CHICAGO                 IL  60616        105,200.00
 CPIAR      505214  HULKA STEVEN A              26W308 COOLEY AVENUE            WINFIELD                IL  60190        112,950.00
 CPIAR      505222  BAKER BENJAMIN MARK         208 E WASHINGTON                MOMENCE                 IL  60954         58,000.00
 CPIAR      505297  KRUPNICK ASHER              3103 W ARTHUR AVENUE            CHICAGO                 IL  60645         88,000.00
 CPIAR      505305  GASS JAMES E                45 N CARIBOU DRIVE              HAINESVILLE             IL  60030        153,300.00
 CPIAR      505412  RATTRAY ATLEY G             835 DODGE AVENUE                EVANSTON                IL  60202         98,400.00
 CPIAR      505446  GREEN LEE M JR              11663 S LOWE AVE                CHICAGO                 IL  60628         65,200.00
 CPIAR      505511  MURPHY THOMAS J             304 W WILLOW STREET             CHICAGO                 IL  60614        175,000.00
 CPIAR      505545  CINFIO DOMINIC C            1215 SANTA ROSA AVE             WHEATON                 IL  60187        145,000.00
 CPIAR      505560  NIELSEN BRIAN L             677 BRANTWOOD AVENUE            ELK GROVE V             IL  60007        122,800.00
 CPIAR      505727  OBRECHT KENNETH W           1122 N CHERRY STREET            WHEATON                 IL  60187        114,400.00
 CPIAR      505743  SCHMIDT FRANKLIN K          3940 S FOREST AVENUE            DOWNERS GRO             IL  60515        124,000.00
 CPIAR      506048  MINTER SHARON M             1400 HINMAN AVENUE              EVANSTON                IL  60201         70,700.00
 CPIAR      506071  GALUK CONRAD P              769 WHITE PINE CIRCLE           LAKE IN THE             IL  60102         93,300.00
 CPIAR      506154  HRUSTEK ANTHONY             297 SHEFFIELD DRIVE             SCHAUMBURG              IL  60193         67,000.00
 CPIAR      506295  STOCKER JOHN J              3830 N KENMORE STREET           CHICAGO                 IL  60613        285,300.00
 CPIAR      506345  MAZZUCCHELLI MARVIN J       1622 W ALTGELD STREET           CHICAGO                 IL  60614        172,000.00
 CPIAR      506386  CURYLO MICHAEL A            2828 N BURLING STREET           CHICAGO                 IL  60657         73,000.00
 CPIAR      506527  PALM LINDA                  512 PENNY LANE                  CRYSTAL LAK             IL  60014         95,900.00
 CPIAR      506618  KOVILPARAMBI ANTONY X       5125 W 113TH PLACE              ALSIP                   IL  60452        120,750.00
 CPIAR      506717  GARCIA DAGOBERTO J          230 E ONTARIO STREET            CHICAGO                 IL  60611         75,500.00
 CPIAR      506725  NICCOLAI LYNN B             90 S SIXTH AVENUE               LA GRANGE               IL  60525         57,000.00
 CPIAR      506733  MUTH STEVEN A               7929 GLEN LANE                  DARIEN                  IL  60561        168,000.00
 CPIAR      506766  OLLIGES MARTIN              1202 POMEROY COURT              ST.CHARLES              IL  60174        106,425.00
 CPIAR      506816  GRVELES DENNIS J            332 S EDSON AVENUE              LOMBARD                 IL  60148         89,000.00
 CPIAR      506923  DOMINGUEZ CLETO             4424 W THOMAS STREET            CHICAGO                 IL  60651         44,000.00
 CPIAR      507046  MASCHEK LINDA J             1250 N DEARBORN PARKWAY         CHICAGO                 IL  60610        105,000.00
 CPIAR      507293  REMERS FRED W               527 HILLCREST TERRACE           ROUND LAKE              IL  60073         74,000.00
 CPIAR      507483  WODRICH HELEN W             916 W WOLFRAM STREET            CHICAGO                 IL  60657         95,900.00
 CPIAR      507566  FECAROTTA GARY A            120 WEST ROAD                   LOMBARD                 IL  60148         72,000.00
 CPIAR      507624  TASSONE BRUNO F             12323 FOREST GLEN BLVD.         PALOS PARK              IL  60464        196,000.00
 CPIAR      507921  PODBEVSEK CHARLENE M        736 MELISSA DRIVE               BOLINGBROOK             IL  60640        131,900.00
 CPIAR      507954  SUTHERLIN HENRY B           7419 S MICHIGAN AVENUE          CHICAGO                 IL  60619         71,100.00
 CPIAR      507962  BAILEY RONALD J             12500 TIMBER LANE DRIVE         PALOS PARK              IL  60464        120,000.00
 CPIAR      508135  LESIAK JOSEPH E             6705 OLSON ROAD                 UNION                   IL  60180         88,000.00
 CPIAR      508200  CHUNG SAMUEL                7250 W 84TH STREET              BRIDGEVIEW              IL  60455         60,000.00
 CPIAR      508234  NIELSEN BRIAN               793 WELLINGTON                  ELK GROVE V             IL  60007         68,800.00
 CPIAR      508317  MIERZWINSKI WALTER S        974 WESTCHESTER CIRCLE          SCHAUMBERG              IL  60193         84,000.00
 CPIAR      508366  KOVACH KAREN W              416 W GRANT PLACE               CHICAGO                 IL  60614        378,000.00
 CPIAR      508457  REHFELDT JADA M             17004 S KEDZIE AVENUE           HAZEL CREST             IL  60429         60,800.00
 CPIAR      508473  LESHINSKI BRUCE A           713 ZAININGER AVENUE            NAPERVILLE              IL  60563        180,000.00
 CPIAR      508978  CAITHAMER MICHAEL J         2736 N MALLARD LANE             ROUND LAKE              IL  60073        147,000.00
 CPIAR      508994  WILHITE GARY L              1694 PEBBLE BEACH DRIVE         HOFFMAN EST             IL  60195        132,000.00
 CPIAR      509018  LAWLESS JAMES J             2490 BRISTOL COURT              AURORA                  IL  60504        106,100.00
 CPIAR      509133  RODRIGUEZ MARC D            458 RUSH COURT                  LAKE ZURICH             IL  60047        117,300.00
 CPIAR      509182  MANSFIELD ROBERT C          3910 WISTERIA COURT             LAKE IN THE             IL  60102        180,000.00
 CPIAR      509190  PEREZ JR. JORGE R           21 W 530 IRVING PARK RD         ITASCA                  IL  60143        144,000.00
 CPIAR      509208  KLEINSCHMIDT AMY L          1163 HARBOR COURT               GLENDALE HE             IL  60139         70,000.00
 CPIAR      509315  REITER THOMAS W             1008 W BRUMMEL STREET           EVANSTON                IL  60202        120,000.00
 CPIAR      509331  COLWELL JOHN C              560 LONG HILL ROAD              GURNEE                  IL  60031        218,000.00
 CPIAR      509380  SINGLETON NETTYE            902 ASH                         FLOSSMOOR               IL  60422        136,500.00
 CPIAR      510040  LUNDY STEVEN D              27038 N MAPLE AVENUE            MUNDELEIN               IL  60060        365,000.00
 CPIAR      510057  SCHACHMAN DAVID             622 MAPLE AVENUE                WILMETTE                IL  60091        375,000.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID     Account     Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 CPIAR      504522     106,872.14 08/01/93    07/01/23  6.250   0.000  12.250   2.750
 CPIAR      504712     217,139.55 08/01/93    07/01/23  6.125   0.000  12.125   2.750
 CPIAR      504720     264,817.76 08/01/93    07/01/23  6.500   0.000  12.500   2.750
 CPIAR      504803      18,032.76 08/01/93    07/01/23  6.375   0.000  12.375   2.750
 CPIAR      504860     119,673.77 12/01/93    11/01/23  6.250   0.000  12.250   2.750
 CPIAR      504878     119,673.77 12/01/93    11/01/23  6.250   0.000  12.250   2.750
 CPIAR      505123     100,417.66 09/01/93    08/01/23  6.375   0.000  12.375   2.750
 CPIAR      505214     101,918.32 10/01/93    09/01/23  6.750   0.000  12.750   2.750
 CPIAR      505222      55,384.27 07/01/93    06/01/23  6.750   0.000  12.750   2.750
 CPIAR      505297      84,199.08 08/01/93    07/01/23  6.625   0.000  12.625   2.750
 CPIAR      505305     144,449.94 10/01/93    09/01/23  6.000   0.000  12.000   2.750
 CPIAR      505412      94,150.08 08/01/93    07/01/23  6.625   0.000  12.625   2.750
 CPIAR      505446      54,291.78 08/01/93    07/01/08  6.625   0.000  12.625   2.875
 CPIAR      505511     167,644.53 10/01/93    09/01/23  6.625   0.000  12.625   2.750
 CPIAR      505545     137,192.80 08/01/93    07/01/23  6.500   0.000  12.500   2.750
 CPIAR      505560     117,619.07 09/01/93    08/01/23  6.625   0.000  12.625   2.750
 CPIAR      505727     109,483.21 09/01/93    08/01/23  6.500   0.000  12.500   2.750
 CPIAR      505743     118,771.89 10/01/93    09/01/23  6.500   0.000  12.500   2.750
 CPIAR      506048      67,583.79 10/01/93    09/01/23  6.250   0.000  12.250   2.750
 CPIAR      506071      90,192.87 02/01/94    01/01/24  6.375   0.000  12.375   2.750
 CPIAR      506154      64,215.73 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      506295     272,098.47 09/01/93    08/01/23  6.250   0.000  12.250   2.750
 CPIAR      506345     164,078.73 10/01/93    09/01/23  6.000   0.000  12.000   2.750
 CPIAR      506386      62,893.27 10/01/93    09/01/23  5.250   0.000  11.250   2.750
 CPIAR      506527      90,682.37 10/01/93    09/01/23  6.250   0.000  12.250   2.750
 CPIAR      506618     115,428.23 11/01/93    10/01/23  6.250   0.000  12.250   2.750
 CPIAR      506717      72,041.37 11/01/93    10/01/23  6.000   0.000  12.000   2.750
 CPIAR      506725      54,487.79 10/01/93    09/01/23  6.250   0.000  12.250   2.750
 CPIAR      506733     154,458.14 12/01/93    11/01/23  6.250   0.000  12.250   2.750
 CPIAR      506766      99,304.75 11/01/93    10/01/23  6.250   0.000  12.250   2.750
 CPIAR      506816      84,917.47 11/01/93    10/01/23  6.250   0.000  12.250   2.750
 CPIAR      506923      42,125.06 12/01/93    11/01/23  6.250   0.000  12.250   2.750
 CPIAR      507046     100,847.23 11/01/93    10/01/23  5.125   0.000  11.125   2.750
 CPIAR      507293      70,604.50 11/01/93    10/01/23  6.000   0.000  12.000   2.750
 CPIAR      507483      91,813.59 12/01/93    11/01/23  6.250   0.000  12.250   2.750
 CPIAR      507566      68,812.49 12/01/93    11/01/23  6.250   0.000  12.250   2.750
 CPIAR      507624     187,527.54 11/01/93    10/01/23  6.250   0.000  12.250   2.750
 CPIAR      507921     125,048.10 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      507954      67,816.79 01/01/94    12/01/23  6.250   0.000  12.250   2.875
 CPIAR      507962     115,408.53 01/01/94    12/01/23  6.750   0.000  12.750   2.750
 CPIAR      508135      74,369.10 12/01/93    11/01/08  6.250   0.000  12.250   2.750
 CPIAR      508200      57,506.52 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      508234      66,059.28 01/01/94    12/01/23  6.500   0.000  12.500   2.750
 CPIAR      508317      80,394.22 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      508366     362,157.84 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      508457      58,222.79 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      508473     169,149.06 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      508978     142,345.64 04/01/94    03/01/24  8.000   0.000  14.000   2.750
 CPIAR      508994     123,632.78 01/01/94    12/01/23  6.250   0.000  12.250   2.750
 CPIAR      509018     101,779.21 02/01/94    01/01/24  6.250   0.000  12.250   2.750
 CPIAR      509133     112,759.28 02/01/94    01/01/24  6.625   0.000  12.625   2.750
 CPIAR      509182     172,353.61 01/01/94    12/01/23  6.125   0.000  12.125   2.750
 CPIAR      509190     138,484.87 02/01/94    01/01/24  6.625   0.000  12.625   2.750
 CPIAR      509208      67,371.15 01/01/94    12/01/23  5.250   0.000  11.250   2.750
 CPIAR      509315     115,490.36 02/01/94    01/01/24  5.125   0.000  11.125   2.750
 CPIAR      509331     209,117.10 01/01/94    12/01/23  6.375   0.000  12.375   2.750
 CPIAR      509380     131,165.82 03/01/94    02/01/24  6.375   0.000  12.375   2.750
 CPIAR      510040     350,978.88 03/01/94    02/01/24  6.625   0.000  12.625   2.750
 CPIAR      510057     360,634.96 03/01/94    02/01/24  6.625   0.000  12.625   2.750

                                                                 Page 23 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE A
1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97


                                                                                                                         Principal
                                                                                                            Zip          Balance at
Sale ID     Account      Name                        Address                       City               State Code        Origination
------------------------------------------------------------------------------------------------------------------------------------
 CPIAR      510081  BUCHTA ROBERT M             37 W 560 MILLES COURT           ST.CHARLES              IL  60175        120,000.00
 CPIAR      510263  MAMACH HARRY                625 NORWOOD                     SCHAUMBURG              IL  60193        101,500.00
 CPIAR      510420  WANG JERRY W                21W228 SHELLEY DRIVE            ITASCA                  IL  60143        208,600.00
 CPIAR      510578  CODY LAURA J                2754 N HAMPDEN COURT            CHICAGO                 IL  60614         75,000.00
 CPIAR      510792  MEHTA SHIRISH C             1 S 281 HOLYOKE LANE            VILLA PARK              IL  60181         74,000.00
 CPIAR      511170  TALENTO ROMEO G             4339 ELM STREET                 DOWNERS GRO             IL  60515         97,600.00
 CPIAR      511261  JOSEPH MARTIN D             617 N SCOTT STREET              WHEATON                 IL  60187        160,000.00
 CPIAR      511766  KREBS LISA ANN              820 CASTLETON COURT             MUNDELEIN               IL  60060        100,000.00
         ---------------------------------------                                                                   -----------------
                185 Sale Total                                                                                        23,753,055.00
                185 Total with Superior Bank Retail                                                                   23,753,055.00
              1,002 Grand Total                                                                                      120,813,711.00

                                                      Initial Minimum Maximum
                     Cut-off Date   First               Mort-   Mort-  Mort-
                       Principal   Payment    Maturity  gage    gage   gage     Gross
Sale ID     Account     Balance     Date        Date    Rate    Rate   Rate     Margin
---------------------------------------------------------------------------------------
 CPIAR      510081      90,995.82 05/01/94    04/01/24  6.875   0.000  12.875   2.750
 CPIAR      510263      97,691.62 03/01/94    02/01/24  6.750   0.000  12.750   2.750
 CPIAR      510420     193,189.06 03/01/94    02/01/24  6.375   0.000  12.375   2.750
 CPIAR      510578      69,413.94 03/01/94    02/01/24  4.500   0.000  10.500   2.750
 CPIAR      510792      71,203.22 03/01/94    02/01/24  5.125   0.000  11.125   2.750
 CPIAR      511170      94,032.49 04/01/94    03/01/24  5.125   0.000  11.125   2.750
 CPIAR      511261     154,390.38 05/01/94    04/01/24  6.750   0.000  12.750   2.750
 CPIAR      511766      97,106.35 07/01/94    06/01/24  7.500   0.000  13.500   2.750
                   --------------                       -------------------------------
                    22,228,078.66                       6.327   0.000  12.314   2.762
                    22,228,078.66                       6.327   0.000  12.314   2.762
                    19,164,842.18                       9.670   7.954  15.667   5.531

                                                                  Page 1 6/24/97
ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  ML162     161244207   HARNICK DONALD                      225,000.00      1           2,079.22          222,163.02       90.0
  ML162     161264031   MOLAEI MOHSEN                        59,500.00      1             581.42           58,915.06       85.0
  ML162     161319413   KUCHARSKI DAVID A                   106,000.00      1             940.03          105,861.88       59.2
  ML162     161363239   FLAHERTY COLM F                     197,000.00      1           1,875.09          196,465.34       69.6
  ML162     161371299   MORNINGSTAR JOSEPH M                171,900.00      1           1,492.69          171,503.03       90.0
  ML162     161372545   BEST EDWARD J                        50,000.00      1             424.99           49,903.05       73.5
  ML162     161414156   SELLAND NORMAN D                     63,750.00      1             661.88           63,750.00       75.0
  ML162     161414487   MILTON CHARLES W                    116,000.00      1           1,215.56          115,891.90       80.0
  ML162     161420880   AL-AKOUBI AQIL                       25,000.00      1             212.50           24,975.94       89.2
  ML162     161421417   WILLIS MARSHALL M                    54,750.00      1             465.37           54,723.77       49.5
  ML162     161423009   REYNOLDS ROBERT                     197,200.00      1           1,859.38          197,127.75       85.0
  ML162     161423843   SALMON SEAN R                       182,500.00      1           1,435.73          182,289.23       77.9
  ML162     161425160   THOMAS JAMES                         81,000.00      3             740.94           80,968.75       75.0
  ML162     161429048   RICHTER MARK S                       89,100.00      1             831.73           89,066.46       90.0
  ML162     161430855   HUNTER MICHAEL C                     57,000.00      1             548.21           57,000.00       75.0
  ML162     161432521   WILLESEN RODNEY                      61,600.00      1             569.24           61,552.15       80.0
  ML162     161436142   LOVE DAVID JOHN                      56,100.00      1             461.52           56,100.00       85.0
  ML162     161436233   SANJARA VAL                          83,800.00      1             943.40           83,781.89       76.1
  ML162     161438239   PARRISH SANTINO                      66,600.00      1             596.80           66,600.00       90.0
  ML162     161438502   HAMAR BRUCE A                       122,400.00      1           1,377.95          122,373.55       80.0
  ML162     161439385   ARNOLD GREGORY                       54,400.00      1             607.09           54,400.00       80.0
  ML162     161440029   HUBBS SCOTT EDWARD                   66,000.00      3             736.55           66,000.00       80.0
  ML162     161442181   HOSTETLER JERRY A                   628,200.00      1           5,512.90          628,200.00       69.9
  ML162     161442843   KLOZA DIANE M                       197,911.00      1           1,922.23          197,911.00       78.6
  ML162     161443411   JACKSON RANDALL M                   110,000.00      8             965.33          109,951.34       84.9
  ML162     161443536   LABALESTRA PIETRO                    60,000.00      1             594.17           60,000.00       30.0
  ML162     161443734   MARETIC MATHEW ROBERT                20,000.00      1             173.67           19,990.91       42.5
  ML162     161443916   YARBROUGH CALVIN D                  135,950.00      1           1,256.31          135,897.41       79.9
  ML162     161445283   GREENE DENISE                        94,500.00      4             820.59           94,500.00       89.5
  ML162     161445465   SMELSER DONALD LEE                  152,300.00      1           1,595.95          152,258.78       79.9
  ML162     161445523   WARREN ROBERT                        21,000.00      1             222.09           21,000.00       56.7
  ML162     161445747   STEMME MARY H                        35,000.00      1             313.64           34,985.32       39.3
  ML162     161447537   JOHNSON RICHARD M                   115,000.00      1             988.03          115,000.00       71.4
  ML162     161447586   TOTUSEK RICHARD Q                    54,000.00      1             449.14           53,972.74       58.6
  ML162     161447925   SRISAVATHTHA SENGDARA               228,555.00      1           2,133.52          228,468.95       90.0
  ML162     161449756   FORENPOHAR VERNON E                 136,000.00      1           1,057.79          136,000.00       85.0
  ML162     161449772   SATRA ALLEN E                        96,000.00      1             746.68           95,943.32       84.9
  ML162     161450630   HOFFMANN DETLEF H                    58,500.00      1             465.45           58,500.00       90.0
  ML162     161450937   WILLIAMS BRUCE A                     68,000.00      1             692.93           68,000.00       80.0
  ML162     161452214   ROSCOE JENNIFER A                    46,800.00      1             428.10           46,800.00       90.0
  ML162     161452362   DUNIGAN ERIC V                       49,200.00      1             440.88           49,200.00       40.8
  ML162     161452446   GURA ROBERT A                       132,000.00      1           1,074.00          131,858.97       80.0
  ML162     161452685   SCHILLING RODNEY A                  183,600.00      1           1,923.94          183,550.31       80.5
  ML162     161453675   ZEDDIS DOUGLAS W                     86,400.00      1             955.76           86,400.00       80.0
  ML162     161453733   JOSFAN DAVID M                      845,000.00      8           6,274.10          844,447.25       65.0
  ML162     161454186   BLACKMON KIM                         42,700.00      1             426.93           42,686.73       74.9
  ML162     161454947   CIENKOSZ JERZY                      122,400.00      1           1,365.96          122,372.79       80.0
  ML162     161455266   BROWN SHERRY L                       67,500.00      1             668.45           67,500.00       75.0
  ML162     161456512   JOHNSON MELVIN A                     87,300.00      1             726.12           87,300.00       90.0
  ML162     161457197   JONES JACK E                        134,400.00      1           1,241.99          134,348.01       80.0
  ML162     161458039   BRUENNING JEFFREY D                  85,900.00      1             745.91           85,900.00       89.9
  ML162     161459219   REYNOLDS HELGA H                     80,000.00      1             739.28           80,000.00       80.0
  ML162     161459797   CISNEROS GILBERT J                   99,000.00      1             841.49           98,952.57       90.0
  ML162     161459847   ANDERSON CARL W                     240,000.00      1           2,217.83          240,000.00       80.0
  ML162     161460266   MARWICK PATRICIA A                  135,000.00      1           1,247.53          135,000.00       63.6
  ML162     161460514   WILLIAMS JOSEPH N                    51,200.00      1             551.41           51,187.26       80.0
  ML162     161460589   RUHLMAN STEVEN                       66,500.00      1             505.45           66,500.00       70.0
  ML162     161462288   MACERONI MICHAEL LOUIS              148,700.00      1           1,130.23          148,700.00       84.9
  ML162     161462304   OMILION JOHN F                      127,800.00      1           1,157.11          127,800.00       90.0
                              Next     Current         Property
                           Adjustment  Mortgage        Value at       Owner
 Sale ID     Account          Date       Rate         Origination    Occupied
-----------------------------------------------------------------------------
  ML162     161244207       09/01/97    10.625         250,000.00        Y
  ML162     161264031       09/01/97    11.375          70,000.00        Y
  ML162     161319413       02/01/99    10.125         179,000.00        Y
  ML162     161363239       11/01/97    11.000         283,000.00        Y
  ML162     161371299       01/01/99     9.875         191,000.00        Y
  ML162     161372545       01/01/99     9.625          68,000.00        Y
  ML162     161414156       05/01/99    12.125          85,000.00        Y
  ML162     161414487       03/01/99    12.250         145,000.00        Y
  ML162     161420880       09/01/97     9.625          28,000.00        Y
  ML162     161421417       10/01/97     9.625         110,600.00        Y
  ML162     161423009       05/01/99    10.875         232,000.00        Y
  ML162     161423843       09/01/97     8.750         234,000.00        Y
  ML162     161425160       04/01/99    10.500         108,000.00        Y
  ML162     161429048       05/01/99    10.750          99,000.00        Y
  ML162     161430855       05/01/99    11.125          76,000.00        Y
  ML162     161432521       04/01/99    10.625          77,000.00        Y
  ML162     161436142       05/01/99     9.250          66,000.00        Y
  ML162     161436233       04/01/99    13.250         110,000.00        Y
  ML162     161438239       05/01/99    10.250          74,000.00        Y
  ML162     161438502       04/01/99    13.250         153,000.00        Y
  ML162     161439385       05/01/99    13.125          68,000.00        Y
  ML162     161440029       05/01/99    13.125          82,500.00        N
  ML162     161442181       11/01/97    10.000         897,500.00        Y
  ML162     161442843       05/01/99    11.250         251,697.00        Y
  ML162     161443411       04/01/99    10.000         129,500.00        Y
  ML162     161443536       11/01/97    11.500         200,000.00        Y
  ML162     161443734       05/01/99     9.875          47,000.00        Y
  ML162     161443916       10/01/97    10.625         169,950.00        Y
  ML162     161445283       11/01/97     9.875         105,500.00        Y
  ML162     161445465       05/01/99    12.250         190,400.00        Y
  ML162     161445523       05/01/99    12.375          37,000.00        Y
  ML162     161445747       05/01/99    10.250          89,000.00        Y
  ML162     161447537       05/01/99     9.750         161,000.00        Y
  ML162     161447586       05/01/99     9.375          92,000.00        N
  ML162     161447925       04/01/99    10.750         253,950.00        Y
  ML162     161449756       05/01/99     8.625         160,000.00        Y
  ML162     161449772       05/01/99     8.625         113,000.00        Y
  ML162     161450630       11/01/97     8.875          65,000.00        Y
  ML162     161450937       11/01/97    11.875          85,000.00        Y
  ML162     161452214       05/01/99    10.500          52,000.00        Y
  ML162     161452362       05/01/99    10.250         120,500.00        N
  ML162     161452446       10/01/97     9.125         165,000.00        Y
  ML162     161452685       04/01/99    12.250         228,000.00        Y
  ML162     161453675       05/01/99    13.000         108,000.00        Y
  ML162     161453733       04/01/99     8.125       1,300,000.00        Y
  ML162     161454186       05/01/99    11.625          57,000.00        Y
  ML162     161454947       05/01/99    13.125         153,000.00        Y
  ML162     161455266       05/01/99    11.500          90,000.00        Y
  ML162     161456512       11/01/97     9.375          97,000.00        Y
  ML162     161457197       04/01/99    10.625         168,000.00        Y
  ML162     161458039       11/01/97     9.875          95,500.00        Y
  ML162     161459219       11/01/97    10.625         100,000.00        Y
  ML162     161459797       11/01/97     9.625         110,000.00        Y
  ML162     161459847       11/01/97    10.625         300,000.00        Y
  ML162     161460266       05/01/99    10.625         212,000.00        Y
  ML162     161460514       04/01/99    12.625          64,000.00        Y
  ML162     161460589       05/01/99     8.375          95,000.00        N
  ML162     161462288       11/01/97     8.375         175,000.00        Y
  ML162     161462304       05/01/99    10.375         142,000.00        Y

                                                                  Page 2 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  ML162     161462460   PHILLIPS RICKY D                     62,900.00      1             616.90           62,879.34       85.0
  ML162     161462700   LESSER DANIEL CRAIG                  73,200.00      8             724.89           73,200.00       80.0
  ML162     161462718   URBAN DONALD F                      200,000.00      1           1,904.65          200,000.00       80.0
  ML162     161463278   HAILEY-GAMBL CORNELIA                80,500.00      1             721.36           80,500.00       70.0
  ML162     161464375   TOUCHARD TYRON P                    114,300.00      1           1,024.24          114,300.00       89.4
  ML162     161464565   WORKMAN MARK H                      145,000.00      1           1,259.11          145,000.00       84.0
  ML162     161466107   SCHEUERMANN ROBERT F                 72,000.00      1             585.82           72,000.00       77.4
  ML162     161466487   GRAVIS LESLIE P                      94,500.00      1             873.27           94,500.00       53.3
  ML162     161467113   FINLEY MICHAEL A                    189,700.00      1           1,664.75          189,616.08       74.9
  ML162     161467949   ZINDANCIOGLU ATTILA                 249,000.00      3           2,208.19          248,892.75       74.3
  ML162     161467980   O'TOOLE MICHAEL J                   110,400.00      1             938.39          110,400.00       80.0
  ML162     161469127   MONTOYA DEBRA C                      54,600.00      1             474.12           54,600.00       70.0
  ML162     161469804   DOTSON DANIEL C                     154,700.00      1           1,444.10          154,641.75       85.0
  ML162     161472642   WILLIAMS JULIE                       41,000.00      1             363.60           41,000.00       53.9
  ML162     161473145   HOLCOMB JACK                        138,000.00      1           1,198.32          138,000.00       89.0
            ----------------------------------------------------------                 ----------------------------------------
                   74   Sale Total                        9,008,716.00                 81,231.89        9,002,026.35       77.1
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  ML162     161462460        05/01/99    11.375          74,000.00        Y
  ML162     161462700        05/01/99    11.500          91,500.00        Y
  ML162     161462718        05/01/99    11.000         250,000.00        Y
  ML162     161463278        11/01/97    10.250         115,000.00        Y
  ML162     161464375        05/01/99    10.250         127,792.00        Y
  ML162     161464565        11/01/97     9.875         172,500.00        Y
  ML162     161466107        05/01/99     9.125          93,000.00        Y
  ML162     161466487        11/01/97    10.625         177,000.00        Y
  ML162     161467113        11/01/97    10.000         253,000.00        Y
  ML162     161467949        11/01/97    10.125         335,000.00        Y
  ML162     161467980        11/01/97     9.625         138,000.00        Y
  ML162     161469127        05/01/99     9.875          78,000.00        N
  ML162     161469804        05/01/99    10.750         182,000.00        Y
  ML162     161472642        05/01/99    10.125          76,000.00        Y
  ML162     161473145        11/01/97     9.875         155,000.00        Y
          -----------                   ---------------------------
                   74                    10.307      11,986,389.00

                                                                  Page 3 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  ML163     161202718   SMITH GERALDINE                      87,500.00      1             857.50           87,161.35       70.0
  ML163     161267075   PHILLIPS CHARLES                     41,600.00      1             415.69           41,454.37       84.8
  ML163     161363254   DORO CHARLES A                       59,000.00      1             458.90           58,894.73       75.6
  ML163     161366505   MILNER JEROME                        89,600.00      1             853.28           89,470.44       70.0
  ML163     161381645   FIELDS PAUL                         102,500.00      3             824.74          102,273.51       82.0
  ML163     161401567   KEOGAN THOMAS                        59,800.00      1             673.22           59,787.07       65.0
  ML163     161419445   STUART JEFFREY                      150,000.00      8           1,571.84          150,000.00       64.2
  ML163     161432323   GOODFELLOW DANE P                   283,200.00      1           2,670.26          282,991.54       80.0
  ML163     161434808   RACUT DAWN M                        152,900.00      1           1,384.37          152,900.00       84.9
  ML163     161434873   BEDFORD HILLARY                     189,000.00      1           1,711.22          189,000.00       90.0
  ML163     161437215   BROWN EARLEAN                        21,400.00      1             222.18           21,394.05       64.8
  ML163     161439302   ALTENDORF MARK                       79,100.00      3             708.82           79,100.00       70.0
  ML163     161440003   CROOKS LESTER                       192,000.00      1           2,086.45          192,000.00       80.0
  ML163     161442199   GARDOUR TERRI M                     114,000.00      1           1,150.73          114,000.00       80.0
  ML163     161443726   LAETSCH DAVID T                     122,400.00      1           1,142.58          122,400.00       90.0
  ML163     161445481   PARKS TIMOTHY                       134,400.00      1           1,369.54          134,400.00       79.0
  ML163     161446372   ABSHIRE BRUCE                        88,800.00      1             870.92           88,770.83       74.6
  ML163     161446851   DAVIS YVETTE                         34,600.00      1             372.63           34,600.00       54.9
  ML163     161446901   REYES LUZ L                         116,000.00      3           1,148.74          115,962.93       75.8
  ML163     161447529   STEVENSON JANICE M                   92,000.00      1             981.88           92,000.00       80.0
  ML163     161448154   HOLLAND JOHN L                      117,300.00      1           1,139.29          117,300.00       85.0
  ML163     161448303   OSBORNE ALAN C                      280,000.00      8           2,457.20          280,000.00       75.6
  ML163     161448428   FELIX GREGORY                        64,000.00      1             555.74           64,000.00       80.0
  ML163     161448451   WARNER RAY                          240,000.00      1           2,106.17          239,893.83       80.0
  ML163     161448923   BUCHANAN MELINDA                     73,500.00      1             699.96           73,500.00       75.0
  ML163     161449145   COLETTA JAMES                       140,000.00      1           1,521.37          139,931.90       36.3
  ML163     161449327   WATKINS IRLINE                       91,000.00      1             962.39           91,000.00       65.0
  ML163     161451018   MANGELSON SEAN PAUL                  53,550.00      1             550.82           53,534.68       80.7
  ML163     161452370   RENO DL                             132,000.00      1           1,447.30          132,000.00       80.0
  ML163     161453527   MEYER DANIEL                         53,900.00      1             463.08           53,900.00       70.0
  ML163     161453808   SHULL BRADLEY R                     160,000.00      1           1,359.98          159,923.35       80.0
  ML163     161455027   LITTLE JAMES M                       41,100.00      1             410.93           41,100.00       60.0
  ML163     161455597   SOULE JONATHAN F                     81,000.00      1             756.12           81,000.00       90.0
  ML163     161456066   MEYER DANIEL                         64,400.00      1             553.30           64,400.00       70.0
  ML163     161456637   CONTRERAS ANGELITA CASTIL            45,900.00      1             441.46           45,884.07       85.0
  ML163     161459367   ASHMEAD RONALD                       85,600.00      1             855.86           85,600.00       80.0
  ML163     161459433   PATRICK JOHN C                       63,700.00      1             564.91           63,672.56       74.9
  ML163     161459581   GILANI MOHAMMAD                     289,000.00      1           2,834.41          289,000.00       85.0
  ML163     161459649   BERENDT RAYMOND II                   64,300.00      1             600.23           64,300.00       89.9
  ML163     161459961   JOHNSON DEBORAH                      56,000.00      1             528.02           56,000.00       80.0
  ML163     161459995   TYSON MARK A                        137,900.00      3           1,159.54          137,832.17       70.0
  ML163     161460118   JONES ROBERT                        131,200.00      1           1,261.86          131,200.00       80.0
  ML163     161460175   BOYES JENNIFER                      147,276.00      8           1,251.83          147,205.45       90.0
  ML163     161460423   THOMAS SAM                          146,800.00      1           1,329.14          146,740.07       84.8
  ML163     161460449   COLLIER PATRICIA                    130,000.00      3           1,400.06          130,000.00       65.0
  ML163     161460522   MARABELLA JAMES J                   107,500.00      1             963.31          107,500.00       71.6
  ML163     161460670   DUAH ROBERT                         423,750.00      8           3,797.23          423,750.00       75.0
  ML163     161461389   RAPP NEIL                            80,800.00      1             739.11           80,767.89       65.3
  ML163     161461413   JABRO SINAN                         280,500.00      1           2,777.77          280,500.00       85.0
  ML163     161461421   STOVER PATRICIA A                    85,400.00      1             853.86           85,400.00       70.0
  ML163     161461454   HAYES BEVERLY                        84,800.00      1             946.35           84,800.00       80.0
  ML163     161461967   BURNHAM CHRISTY                     116,000.00      1           1,093.75          116,000.00       80.0
  ML163     161463443   EAST ROBERT                          67,400.00      1             641.87           67,375.96       74.0
  ML163     161463591   MORVILLO JACK F                      59,200.00      1             574.99           59,200.00       80.0
  ML163     161464045   PIPPIN PAUL E                        32,200.00      1             321.95           32,200.00       74.8
  ML163     161464177   TROMBLEY GARY J                     160,000.00      1           1,301.81          159,814.86       80.0
  ML163     161464227   COVERT ANN                           30,000.00      1             263.27           30,000.00       33.3
  ML163     161464268   DEKARSKE HAROLD H                    76,500.00      1             728.53           76,472.72       85.0
  ML163     161464979   NAYSTATT DAVID J                    100,400.00      1             899.69          100,400.00       71.7
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  ML163     161202718        02/01/98    11.375         125,000.00        Y
  ML163     161267075        03/01/98    11.625          49,000.00        Y
  ML163     161363254        02/01/99     8.625          78,000.00        Y
  ML163     161366505        01/01/99    11.000         128,000.00        Y
  ML163     161381645        01/01/99     9.000         125,000.00        Y
  ML163     161401567        04/01/99    13.250          92,000.00        Y
  ML163     161419445        05/01/99    12.250         233,500.00        Y
  ML163     161432323        09/01/97    10.875         354,000.00        Y
  ML163     161434808        11/01/97    10.375         179,900.00        Y
  ML163     161434873        11/01/97    10.375         210,000.00        Y
  ML163     161437215        04/01/99    12.125          33,000.00        Y
  ML163     161439302        05/01/99    10.250         113,000.00        N
  ML163     161440003        05/01/99    12.750         240,000.00        Y
  ML163     161442199        11/01/97    11.750         142,500.00        Y
  ML163     161443726        05/01/99    10.750         136,000.00        Y
  ML163     161445481        05/01/99    11.875         170,000.00        Y
  ML163     161446372        04/01/99    11.375         119,000.00        Y
  ML163     161446851        05/01/99    12.625          63,000.00        Y
  ML163     161446901        05/01/99    11.500         153,000.00        Y
  ML163     161447529        05/01/99    12.500         115,000.00        Y
  ML163     161448154        05/01/99    11.250         138,000.00        Y
  ML163     161448303        05/01/99    10.000         370,000.00        Y
  ML163     161448428        05/01/99     9.875          80,000.00        Y
  ML163     161448451        05/01/99    10.000         300,000.00        Y
  ML163     161448923        05/01/99    11.000          98,000.00        Y
  ML163     161449145        04/01/99    12.750         385,000.00        Y
  ML163     161449327        05/01/99    12.375         140,000.00        Y
  ML163     161451018        04/01/99    12.000          66,300.00        Y
  ML163     161452370        05/01/99    12.875         165,000.00        Y
  ML163     161453527        06/01/99     9.750          77,000.00        Y
  ML163     161453808        10/01/97     9.625         200,000.00        Y
  ML163     161455027        05/01/99    11.625          68,500.00        Y
  ML163     161455597        05/01/99    10.750          90,000.00        Y
  ML163     161456066        06/01/99     9.750          92,000.00        Y
  ML163     161456637        10/01/97    11.125          54,000.00        Y
  ML163     161459367        05/01/99    11.625         107,000.00        Y
  ML163     161459433        05/01/99    10.125          85,000.00        Y
  ML163     161459581        05/01/99    11.375         340,000.00        Y
  ML163     161459649        05/01/99    10.750          71,500.00        Y
  ML163     161459961        05/01/99    10.875          70,000.00        Y
  ML163     161459995        04/01/99     9.500         197,000.00        N
  ML163     161460118        12/01/97    11.125         164,000.00        Y
  ML163     161460175        11/01/97     9.625         163,640.00        Y
  ML163     161460423        11/01/97    10.375         173,000.00        Y
  ML163     161460449        05/01/99    12.625         200,000.00        Y
  ML163     161460522        11/01/97    10.250         150,000.00        Y
  ML163     161460670        05/01/99    10.250         565,000.00        Y
  ML163     161461389        05/01/99    10.500         123,600.00        Y
  ML163     161461413        05/01/99    11.500         330,000.00        Y
  ML163     161461421        05/01/99    11.625         122,000.00        Y
  ML163     161461454        05/01/99    13.125         106,000.00        Y
  ML163     161461967        06/01/99    10.875         145,000.00        Y
  ML163     161463443        05/01/99    11.000          91,000.00        Y
  ML163     161463591        05/01/99    11.250          74,000.00        Y
  ML163     161464045        05/01/99    11.625          43,000.00        Y
  ML163     161464177        11/01/97     9.125         200,000.00        Y
  ML163     161464227        12/01/97    10.000          90,000.00        Y
  ML163     161464268        05/01/99    11.000          90,000.00        Y
  ML163     161464979        05/01/99    10.250         140,000.00        Y

                                                                  Page 4 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  ML163     161465000   BAIZ HASSAN                          44,000.00      1             465.33           44,000.00       80.0
  ML163     161465257   CARR TERRY L                        182,350.00      8           2,124.59          182,350.00       79.9
  ML163     161465760   THOMAS ROBERT L                      38,000.00      3             409.25           38,000.00       44.7
  ML163     161465786   ALLENBAUGH RICHARD                  174,200.00      1           1,708.49          174,200.00       84.9
  ML163     161466073   KAPILLA KEITH                       150,000.00      1           1,372.11          150,000.00       66.6
  ML163     161466305   CRANE I J                           217,600.00      1           2,322.35          217,600.00       80.0
  ML163     161466560   SARNO B MICHAEL                      84,000.00      1             721.69           84,000.00       70.0
  ML163     161467261   SAMESHIMA HOWARD S                   96,900.00      1             823.64           96,900.00       85.0
  ML163     161467287   POMERLEAU LISA DAWN                 119,000.00      1           1,155.80          119,000.00       85.0
  ML163     161467360   BURNS ROBERT H                      129,500.00      5           1,088.91          129,436.30       70.0
  ML163     161467758   LURIE STEVEN R.                     154,700.00      1           1,203.24          154,700.00       85.0
  ML163     161468889   RAMIREZ MANUEL E                     75,650.00      3             574.99           75,602.98       85.0
  ML163     161468913   GURLEY JOHN                          91,000.00      8             724.04           91,000.00       70.0
  ML163     161468947   HELMICK GORDON                       75,600.00      7             748.66           75,600.00       90.0
  ML163     161469085   MICZO ALAN                          195,500.00      1           1,880.28          195,500.00       85.0
  ML163     161469630   DEAN KENNETH                         92,000.00      1             832.97           92,000.00       80.0
  ML163     161469903   CONSAMUS JAMES R                    139,500.00      1           1,263.04          139,500.00       90.0
  ML163     161470059   ANDERSON JOHN                       102,000.00      3             885.72          102,000.00       85.0
  ML163     161470083   CARILLON RALPH D JR                 200,000.00      1           1,450.14          200,000.00       80.0
  ML163     161470190   SOTO ROBERTO                        100,000.00      1             999.84           99,968.91       80.0
  ML163     161470232   BOROWSKI LINDA M                     63,700.00      1             636.90           63,700.00       70.0
  ML163     161471024   ROBINSON CALVIN D                    67,500.00      1             674.89           67,500.00       75.0
  ML163     161471503   NELSON DOUGLAS V                    105,000.00      1             902.11          104,951.02       60.0
  ML163     161471719   FANNIN JOSEPH K                     633,600.00      8           5,736.66          633,600.00       80.0
  ML163     161472261   HANDLEY CYNTHIA                      71,100.00      1             650.38           71,100.00       90.0
  ML163     161472394   FIELDS ADAM                         119,000.00      1           1,055.32          118,948.74       85.0
  ML163     161472469   NELSON LORI W                       182,750.00      1           1,774.98          182,750.00       85.0
  ML163     161472592   COLE ALEXANDER                      122,000.00      1             948.90          121,927.98       79.7
  ML163     161472832   WHITE MOIRA                          86,400.00      8             774.23           86,400.00       90.0
  ML163     161473046   GRAND-PRE JAMES V                    97,200.00      1             934.85           97,200.00       90.0
  ML163     161473137   MCINTURFF MIKE C E                   64,000.00      8             538.15           63,968.52       60.9
  ML163     161473830   MILLER KAREN                         85,600.00      1             591.22           85,600.00       80.0
  ML163     161474127   BALLARD STEPHENSON R                154,700.00      8           1,314.93          154,700.00       85.0
  ML163     161474531   MANLEY DAVID                         63,200.00      1             584.03           63,200.00       80.0
  ML163     161474721   DUNCAN ORVILLE JR                    78,800.00      1             864.00           78,800.00       80.0
  ML163     161475454   MORALES CYNTHIA                     118,150.00      1           1,147.55          118,150.00       85.0
  ML163     161475934   HENSLEY LINDA E                      62,900.00      1             575.37           62,900.00       85.0
  ML163     161479894   FALLOWS JESSE                       104,220.00      1             810.61          104,220.00       90.0
            ----------------------------------------------------------                -----------------------------------------
                   97   Sale Total                       11,544,996.00                107,860.11       11,542,634.78       78.6
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  ML163     161465000        05/01/99    12.375          55,000.00        Y
  ML163     161465257        05/01/99    13.750         228,000.00        Y
  ML163     161465760        05/01/99    12.625          85,000.00        Y
  ML163     161465786        11/01/97    11.375         205,000.00        Y
  ML163     161466073        05/01/99    10.500         225,000.00        Y
  ML163     161466305        05/01/99    12.500         272,000.00        Y
  ML163     161466560        05/01/99     9.750         120,000.00        Y
  ML163     161467261        11/01/97     9.625         114,000.00        Y
  ML163     161467287        05/01/99    11.250         140,000.00        Y
  ML163     161467360        05/01/99     9.500         185,000.00        N
  ML163     161467758        11/01/97     8.625         182,000.00        Y
  ML163     161468889        11/01/97     8.375          89,000.00        Y
  ML163     161468913        05/01/99     8.875         130,000.00        Y
  ML163     161468947        05/01/99    11.500          84,000.00        Y
  ML163     161469085        05/01/99    11.125         230,000.00        Y
  ML163     161469630        05/01/99    10.375         115,000.00        Y
  ML163     161469903        05/01/99    10.375         155,000.00        Y
  ML163     161470059        05/01/99     9.875         120,000.00        Y
  ML163     161470083        11/01/97     7.875         250,000.00        Y
  ML163     161470190        05/01/99    11.625         125,000.00        Y
  ML163     161470232        05/01/99    11.625          91,000.00        Y
  ML163     161471024        06/01/99    11.625          90,000.00        Y
  ML163     161471503        05/01/99     9.750         175,000.00        Y
  ML163     161471719        11/01/97    10.375         792,000.00        Y
  ML163     161472261        06/01/99    10.500          79,000.00        Y
  ML163     161472394        11/01/97    10.125         140,000.00        Y
  ML163     161472469        05/01/99    11.250         215,000.00        Y
  ML163     161472592        11/01/97     8.625         153,000.00        Y
  ML163     161472832        05/01/99    10.250          96,000.00        Y
  ML163     161473046        05/01/99    11.125         108,000.00        Y
  ML163     161473137        05/01/99     9.500         105,000.00        Y
  ML163     161473830        12/01/97     7.375         107,000.00        Y
  ML163     161474127        12/01/97     9.625         182,000.00        Y
  ML163     161474531        06/01/99    10.625          79,000.00        Y
  ML163     161474721        05/01/99    12.875          98,500.00        Y
  ML163     161475454        06/01/99    11.250         139,000.00        Y
  ML163     161475934        05/01/99    10.500          74,000.00        Y
  ML163     161479894        12/01/97     8.625         115,800.00        Y
            ---------------             --------------------------
                   97                       10.745      14,971,740.00

                                                                  Page 5 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  ML166     161233119   SMITH GLENTON A                     240,000.00      1           2,306.42          239,029.92       88.8
  ML166     161400007   WEIMER GENE L JR                    135,000.00      8           1,222.30          134,776.68       89.9
  ML166     161429303   LOSH PHILIP                         123,000.00      1           1,068.07          123,000.00       87.2
  ML166     161439054   JOHNSON MARY L                       45,700.00      1             456.93           45,700.00       74.9
  ML166     161441019   FLOWERS BRIAN                       191,200.00      1           1,731.14          191,200.00       84.9
  ML166     161447362   BENTON H DAVID                      143,600.00      1           1,220.58          143,600.00       84.9
  ML166     161449111   BULLS OWEN JR                       134,400.00      3           1,229.41          134,330.50       80.0
  ML166     161449426   TRIPP ROBERT                        130,500.00      1           1,304.79          130,500.00       75.0
  ML166     161452792   BARNUM FRANK G                       64,400.00      1             547.39           64,400.00       70.0
  ML166     161455241   WOUDSTRA STEVEN                     158,950.00      1           1,498.73          158,891.76       85.0
  ML166     161457312   HARMON JAMES                         52,000.00      1             437.24           52,000.00       80.0
  ML166     161460506   CARR DERRELL                        176,300.00      1           1,779.59          176,300.00       89.9
  ML166     161461355   RUHLMAN STEVEN                       80,500.00      1             611.86           80,500.00       70.0
  ML166     161461397   CHURCHILL JAMES                      61,200.00      1             577.05           61,200.00       85.0
  ML166     161462361   VANDERFORD R SCOTT                   76,000.00      1             659.95           76,000.00       52.7
  ML166     161463252   LAUVE JOHN                           85,000.00      1             714.73           85,000.00       68.0
  ML166     161463468   BOJI CARLINA J                      168,800.00      1           1,671.61          168,800.00       80.0
  ML166     161464029   MCCARTHY SUSAN                      100,000.00      1             896.10          100,000.00       68.9
  ML166     161464235   MCDONALD BRENT                       73,500.00      1             631.48           73,500.00       74.2
  ML166     161464243   BURKHAMMER MARK                     106,100.00      1             769.30          106,100.00       84.9
  ML166     161465299   IQBAL SHAHID                        293,250.00      8           3,129.74          293,250.00       85.0
  ML166     161467188   HORAN ROBERT SR                     128,700.00      1           1,117.56          128,700.00       89.0
  ML166     161468558   JOHNSON LONNIE                      228,000.00      1           2,323.32          228,000.00       80.0
  ML166     161468665   GLOVER DAVID                        152,900.00      1           1,398.64          152,900.00       88.3
  ML166     161468822   SHAFFETT JOSEPH                      88,900.00      1             948.80           88,900.00       70.0
  ML166     161469275   MALOUFF PETER                        93,600.00      1             804.17           93,600.00       90.0
  ML166     161469770   NIELSON HARLAN                      176,000.00      1           1,626.41          176,000.00       79.2
  ML166     161470042   ANDERSON JOHN                        90,000.00      3             716.08           90,000.00       69.2
  ML166     161470307   KLEMENS ROBERT J                    119,600.00      1           1,138.98          119,600.00       80.0
  ML166     161471206   PIRAU JOHN                           48,000.00      1             512.28           48,000.00       77.4
  ML166     161471339   GUISTO JAIME F                      387,900.00      8           3,226.36          387,900.00       90.0
  ML166     161473640   PUDDY FRANK                          80,700.00      1             678.57           80,700.00       84.9
  ML166     161473657   GARDNER ROBERT C                    133,450.00      1           1,195.85          133,450.00       85.0
  ML166     161473780   CAMPBELL TIMOTHY                     80,750.00      1             701.19           80,750.00       85.0
  ML166     161474390   LOEFFLER ARLENE W                    76,000.00      1             840.71           76,000.00       80.0
  ML166     161474416   SMITH BEVERLY J                      43,200.00      1             395.17           43,200.00       90.0
  ML166     161475033   TERMOS MOUNIR                        46,100.00      1             487.54           46,100.00       79.8
  ML166     161476080   JAKOVLJEVIC VIKTOR                  233,600.00      3           1,613.42          233,600.00       80.0
  ML166     161476189   WEGMANN JEFFREY                     119,800.00      1           1,107.07          119,800.00       84.9
  ML166     161477187   GAUTHIER JOSEPH                     114,300.00      1           1,066.97          114,300.00       90.0
  ML166     161477880   MILLER PATRICK II                   162,000.00      1           1,481.88          162,000.00       87.3
  ML166     161478037   MEDICI JEAN MARIE                    54,000.00      8             565.86           53,985.39       60.0
  ML166     161478839   WILLIAMS DONETT J                    57,300.00      1             508.15           57,300.00       84.8
  ML166     161479191   MCDONALD COLETTE                     94,850.00      1             737.73           94,850.00       53.8
  ML166     161479290   DELATORRE MARIA                      90,900.00      1             814.56           90,900.00       90.0
  ML166     161479621   PETTY JOHN L                         81,000.00      1             688.49           81,000.00       90.0
  ML166     161479811   SIPAT WILFREDO                      309,308.00      8           2,460.99          309,308.00       81.5
  ML166     161482054   WIORSKI RONALD                      112,500.00      1           1,189.76          112,500.00       54.8
  ML166     161485081   BEDELL ELBERT                       115,900.00      1           1,049.37          115,900.00       74.0
  ML166     161485214   WOKASCH GREGORY I                   365,500.00      1           3,446.26          365,500.00       85.0
            ----------------------------------------------------------                -----------------------------------------
                   50   Sale Total                        6,524,158.00                 59,306.55        6,522,822.25       81.7
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  ML166     161233119        02/01/98    11.125         270,000.00        Y
  ML166     161400007        07/01/97    10.375         150,108.00        Y
  ML166     161429303        06/01/99     9.875         141,000.00        Y
  ML166     161439054        06/01/99    11.625          61,000.00        Y
  ML166     161441019        12/01/97    10.375         225,000.00        Y
  ML166     161447362        12/01/97     9.625         169,000.00        Y
  ML166     161449111        04/01/99    10.500         168,000.00        Y
  ML166     161449426        06/01/99    11.625         174,000.00        Y
  ML166     161452792        06/01/99     9.625          92,000.00        Y
  ML166     161455241        11/01/97    10.875         187,000.00        Y
  ML166     161457312        05/01/99     9.500          65,000.00        Y
  ML166     161460506        05/01/99    11.750         195,900.00        Y
  ML166     161461355        05/01/99     8.375         115,000.00        N
  ML166     161461397        11/01/97    10.875          72,000.00        Y
  ML166     161462361        06/01/99     9.875         144,000.00        Y
  ML166     161463252        05/01/99     9.500         125,000.00        N
  ML166     161463468        05/01/99    11.500         211,000.00        Y
  ML166     161464029        06/01/99    10.250         145,000.00        Y
  ML166     161464235        06/01/99     9.750          99,000.00        Y
  ML166     161464243        12/01/97     7.875         124,900.00        Y
  ML166     161465299        05/01/99    12.500         345,000.00        Y
  ML166     161467188        11/01/97     9.875         144,500.00        Y
  ML166     161468558        06/01/99    11.875         285,000.00        Y
  ML166     161468665        06/01/99    10.500         173,000.00        Y
  ML166     161468822        06/01/99    12.500         127,000.00        Y
  ML166     161469275        06/01/99     9.750         104,000.00        Y
  ML166     161469770        06/01/99    10.625         222,000.00        Y
  ML166     161470042        12/01/97     8.875         130,000.00        N
  ML166     161470307        05/01/99    11.000         149,500.00        Y
  ML166     161471206        06/01/99    12.500          62,000.00        Y
  ML166     161471339        11/01/97     9.375         431,000.00        Y
  ML166     161473640        06/01/99     9.500          95,000.00        Y
  ML166     161473657        05/01/99    10.250         157,000.00        Y
  ML166     161473780        12/01/97     9.875          95,000.00        Y
  ML166     161474390        06/01/99    13.000          95,000.00        Y
  ML166     161474416        06/01/99    10.500          48,000.00        Y
  ML166     161475033        05/01/99    12.375          57,700.00        Y
  ML166     161476080        12/01/97     7.375         292,000.00        Y
  ML166     161476189        12/01/97    10.625         141,000.00        Y
  ML166     161477187        06/01/99    10.750         127,000.00        Y
  ML166     161477880        06/01/99    10.500         185,500.00        Y
  ML166     161478037        05/01/99    12.250          90,000.00        Y
  ML166     161478839        11/01/97    10.125          67,500.00        Y
  ML166     161479191        12/01/97     8.625         176,000.00        Y
  ML166     161479290        06/01/99    10.250         101,000.00        Y
  ML166     161479621        12/01/97     9.625          90,000.00        Y
  ML166     161479811        06/01/99     8.875         379,382.00        Y
  ML166     161482054        06/01/99    12.375         205,000.00        Y
  ML166     161485081        06/01/99    10.375         156,500.00        Y
  ML166     161485214        06/01/99    10.875         430,000.00        Y
            ------------                --------------------------
                   50                    10.406       8,095,490.00

                                                                  Page 6 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  ML167     161410113   WILLIAMS ROGER S                    112,500.00      1           1,255.48          112,500.00       79.9
  ML167     161427158   GLENN PATRICIA M                     34,000.00      1             327.01           34,000.00       85.0
  ML167     161457254   LINDSAY RICHARD                     246,400.00      1           2,463.61          246,400.00       80.0
  ML167     161458997   WAGONER WALT E                       71,920.00      1             753.65           71,920.00       80.0
  ML167     161464078   NEIHARDT LYNETTE                    116,000.00      1           1,126.66          116,000.00       80.0
  ML167     161468186   PADDILLA CINDIE                      86,700.00      1             752.86           86,700.00       85.0
  ML167     161471149   BRAXTON KEVIN                        52,000.00      1             544.91           52,000.00       80.0
  ML167     161471867   CANNON CLIFFORD                      32,500.00      1             343.71           32,500.00       49.2
  ML167     161472774   KUHARY GEORGE                        91,600.00      1             995.41           91,600.00       64.9
  ML167     161473020   WILKS SANDRA N                       68,000.00      1             712.57           68,000.00       85.0
  ML167     161473541   MALAK ANDREW T.                      38,400.00      1             421.03           38,400.00       80.0
  ML167     161475801   SWIATKIEWICZ LYNDA R                 93,000.00      1             816.14           93,000.00       75.0
  ML167     161475975   ENGEL SHARRON S                      54,000.00      1             529.61           54,000.00       60.0
  ML167     161476130   TADROS MUSA P.                      208,000.00      1           1,883.25          208,000.00       80.0
  ML167     161477179   KWAG DONG                           170,000.00      1           1,555.06          170,000.00       73.9
  ML167     161477344   ACOBA THOMAS R                      135,950.00      1           1,294.68          135,950.00       84.9
  ML167     161479647   BRADLEY DENISE                       87,200.00      1             773.31           87,200.00       80.0
  ML167     161479829   SUTT GLENN                          148,750.00      1           1,416.58          148,750.00       85.0
  ML167     161480926   LORIMOR ELLIS                        85,400.00      1             718.09           85,400.00       70.0
  ML167     161481361   RUSIN CASS R                        141,300.00      1           1,201.04          141,300.00       90.0
  ML167     161482302   BOESE DONNA                          66,000.00      1             641.03           66,000.00       80.0
  ML167     161483383   AMOS KEVIN L                         46,800.00      1             428.10           46,800.00       86.6
  ML167     161484449   BENTHIN JIM RUSSELL                 111,600.00      1           1,020.85          111,600.00       90.0
  ML167     161484571   MARMOLEJO ROBERT                     37,000.00      1             387.72           37,000.00       64.9
  ML167     161485420   STEINBERG ADAM BRADFORD             106,800.00      1             917.58          106,800.00       79.7
  ML167     161486444   BANGO DOLORES                        60,800.00      1             556.16           60,800.00       80.0
  ML167     161486493   GARRIGAN MICHAEL                     50,400.00      1             396.50           50,400.00       70.0
  ML167     161487731   JOHANSEN THOMAS W                   100,000.00      1             914.74          100,000.00       80.0
  ML167     161488192   LUPRO MAZES                         150,400.00      1           1,503.76          150,400.00       80.0
  ML167     161488390   VERITY JOHN                         480,000.00      1           3,648.35          480,000.00       79.4
  ML167     161488523   OHDE DALE KENT                      400,000.00      1           3,040.29          400,000.00       80.0
  ML167     161489950   GIBSON GREGORY W                     86,100.00      5             706.76           86,100.00       70.0
            ----------------------------------------------------------                -----------------------------------------
                   32   Sale Total                        3,769,520.00                 34,046.50        3,769,520.00       79.2
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  ML167     161410113        05/01/99    13.125         140,700.00        Y
  ML167     161427158        06/01/99    11.125          40,000.00        Y
  ML167     161457254        06/01/99    11.625         308,000.00        Y
  ML167     161458997        06/01/99    12.250          89,900.00        Y
  ML167     161464078        12/01/97    11.250         145,000.00        Y
  ML167     161468186        12/01/97     9.875         102,000.00        Y
  ML167     161471149        06/01/99    12.250          65,000.00        Y
  ML167     161471867        06/01/99    12.375          66,000.00        Y
  ML167     161472774        06/01/99    12.750         141,000.00        Y
  ML167     161473020        05/01/99    12.250          80,000.00        Y
  ML167     161473541        06/01/99    12.875          48,000.00        Y
  ML167     161475801        06/01/99    10.000         124,000.00        Y
  ML167     161475975        06/01/99    11.375          90,000.00        N
  ML167     161476130        12/01/97    10.375         260,000.00        Y
  ML167     161477179        06/01/99    10.500         230,000.00        Y
  ML167     161477344        06/01/99    11.000         159,950.00        Y
  ML167     161479647        06/01/99    10.125         109,000.00        Y
  ML167     161479829        06/01/99    11.000         175,000.00        Y
  ML167     161480926        06/01/99     9.500         122,000.00        N
  ML167     161481361        06/01/99     9.625         157,000.00        Y
  ML167     161482302        12/01/97    11.250          82,500.00        Y
  ML167     161483383        06/01/99    10.500          54,000.00        Y
  ML167     161484449        06/01/99    10.500         124,000.00        Y
  ML167     161484571        06/01/99    12.250          57,000.00        Y
  ML167     161485420        06/01/99     9.750         134,000.00        Y
  ML167     161486444        06/01/99    10.500          76,000.00        Y
  ML167     161486493        06/01/99     8.750          72,000.00        N
  ML167     161487731        06/01/99    10.500         125,000.00        Y
  ML167     161488192        06/01/99    11.625         188,000.00        Y
  ML167     161488390        12/01/97     8.375         604,000.00        Y
  ML167     161488523        12/01/97     8.375         500,000.00        Y
  ML167     161489950        12/01/97     9.225         123,000.00        N
            ------------                --------------------------
                   32                    10.323       4,792,050.00

                                                                  Page 7 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC165     180011538   SLATTERY MICHAEL                    101,700.00      1             939.81          101,499.78       85.8
 MLC165     180034415   WALKER RICHARD                       24,000.00      1             228.56           23,956.40       80.0
 MLC165     180037947   RANSOM LILLIE                        48,000.00      1             373.34           47,856.25       85.7
 MLC165     180043846   BURNS PATRICK                       142,000.00      1           1,488.01          141,803.89       59.9
 MLC165     180046187   TIGRERO SIXTO                       219,000.00      1           1,982.84          218,637.72       84.8
 MLC165     180046278   NAPPO ANTONIO                        41,400.00      1             333.11           41,285.24       90.0
 MLC165     180050353   RUDOW ANTHONY                        56,610.00      1             481.18           56,500.20       90.0
 MLC165     180052946   HALIM ANTHONY K                     204,300.00      1           1,811.78          203,943.52       90.0
 MLC165     180053415   BERGER KARLA F                       65,500.00      1             623.77           65,405.30       52.0
 MLC165     180054835   HOUSER LINDA                         74,790.00      1             656.34           74,655.98       90.0
 MLC165     180057242   JOSIE CHRISTINE                      58,500.00      5             539.50           58,407.79       90.0
 MLC165     180064685   HOLTHAUS PAMELA                     208,000.00      1           2,199.74          207,834.09       80.0
 MLC165     180065096   JUNEAU MICHAEL J                    149,600.00      1           1,424.67          149,383.69       85.0
 MLC165     180066581   SOSA JUAN A                          74,159.00      1             623.57           74,027.53       70.6
 MLC165     180067555   VAN SICKLE DALE W                    98,300.00      1             973.46           98,204.84       79.9
 MLC165     180069908   PRUETT JEFFREY S                     57,600.00      1             489.59           57,515.74       80.0
 MLC165     180070484   MAGUIRE MARY M                       85,500.00      1             726.74           85,291.89       90.0
 MLC165     180070492   DROR CATHERINE G                    109,650.00      1           1,044.22          109,491.47       85.0
 MLC165     180073314   RUSCHAK ELIAS DOUGLAS JR             30,000.00      1             285.70           29,967.60       55.5
 MLC165     180079006   VOLOSIN JAMES                       104,800.00      1             871.67          104,640.00       80.0
 MLC165     180085045   GIARDINA JENNIFER L                 289,000.00      1           2,833.03          288,276.63       85.0
 MLC165     180086126   MCCALLUM ANNMARIE B                 118,300.00      1           1,126.60          118,172.29       70.0
 MLC165     180094070   LANDE TOM GRIEG                     108,900.00      1           1,057.70          108,788.67       84.9
 MLC165     180096786   BROOKS RICKY G                      118,000.00      1             949.45          117,805.20       87.4
 MLC165     180099475   BREMER STEVEN J                      53,975.00      1             493.73           53,910.08       85.0
 MLC165     180105645   BACKOS CATHERINE                    220,000.00      1           2,053.66          219,917.17       63.2
 MLC165     180107070   HILL SYNDIA D                       100,000.00      1             804.62           99,945.38       57.1
 MLC165     180107500   BLOCK RICHARD H                     548,600.00      1           4,865.11          548,125.41       89.4
 MLC165     180110512   NULPH LARRY A                        79,780.00      1             722.33           79,747.43       75.9
 MLC165     180110934   ARGENZIANO NEIL A                   107,950.00      1             997.56          107,866.13       85.0
 MLC165     180112252   THOMAS RUSSELL ALLEN                 52,000.00      1             451.54           51,976.38       65.0
 MLC165     180120818   JONES JOSEPHINE M                    35,575.00      1             390.06           35,575.00       80.8
 MLC165     180126351   HANNON CHRISTINE T                   60,000.00      3             548.84           59,976.16       80.0
 MLC165     180128100   NAPOLITANO RICHARD J                 94,770.00      1             965.71           94,713.96       84.9
 MLC165     180128621   SCAVONE PHILLIP                      38,000.00      1             387.22           37,988.82       80.0
 MLC165     180132995   STANCU MIRCEA D                      51,000.00      4             505.05           51,000.00       85.0
 MLC165     180135121   NUZZO PASQUALINA DI                 112,500.00      4           1,029.08          112,455.30       90.0
 MLC165     180136772   BEDELL PATRICIA E                   220,500.00      1           2,058.33          220,500.00       90.0
 MLC165     180137051   HALLAWAY BRENDA COMFORT              76,755.00      1             631.44           76,715.21       85.0
 MLC165     180141004   ALIAGA AUGUSTO                      150,875.00      4           1,522.95          150,875.00       85.0
 MLC165     180145336   STAPLE GEMLYN                       230,000.00      1           2,365.81          229,934.19       73.1
 MLC165     180147498   GARDNER CURTIS L                     77,000.00      4             612.65           76,956.83       70.0
 MLC165     180148280   HOWELL CARLTON                       96,000.00      1             815.99           96,000.00       80.0
 MLC165     180148538   BANKS ADOLPHUS                      176,250.00      1           1,546.72          176,172.03       75.0
 MLC165     180151565   OWLER WILLIAM G                     101,000.00      1             942.82          101,000.00       89.3
 MLC165     180151938   LEONARD MATTHEW J                    60,500.00      1             503.21           60,500.00       69.1
 MLC165     180153413   GOODWYN EUNICE                      129,600.00      1           1,358.07          129,564.93       80.0
 MLC165     180153512   HARE ROBERT                         124,900.00      1           1,236.88          124,900.00       78.1
 MLC165     180159089   BUONO AMY                            74,400.00      1             565.49           74,400.00       80.0
 MLC165     180161515   CIAMMETTI DONNA A                   127,000.00      1           1,067.88          127,000.00       84.6
 MLC165     180161572   SANDERS STEVE                        55,250.00      1             531.38           55,230.83       85.0
 MLC165     180162018   SCHLEIS DAVID W                      81,000.00      1             903.94           81,000.00       77.8
 MLC165     180162992   BRYCHIK JANE F                       55,000.00      1             437.60           55,000.00       72.3
 MLC165     180163313   DRESHER STEVEN A                     98,000.00      1             850.98           98,000.00       70.0
 MLC165     180166407   SULLIVAN LINDA ANN                   95,000.00      1             940.78           95,000.00       64.6
 MLC165     180166951   MORO ROBERT T                       234,000.00      2           2,031.93          233,893.70       75.9
 MLC165     180170292   BROWN SHARON L                      169,600.00      1           1,679.53          169,545.80       80.0
 MLC165     180170672   NGUYEN PHONG                         62,100.00      1             539.24           62,100.00       90.0
 MLC165     180172447   WILDMAN VALENTINE                   140,100.00      1           1,387.40          140,100.00       80.9
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 MLC165     180011538        12/01/98    10.625         118,450.00        Y
 MLC165     180034415        12/01/97    11.000          30,000.00        Y
 MLC165     180037947        12/01/97     8.625          56,000.00        Y
 MLC165     180043846        01/01/99    12.250         237,000.00        Y
 MLC165     180046187        07/01/97    10.375         258,000.00        Y
 MLC165     180046278        01/01/99     9.000          46,000.00        Y
 MLC165     180050353        01/01/99     9.625          62,900.00        Y
 MLC165     180052946        01/01/99    10.125         227,000.00        Y
 MLC165     180053415        01/01/99    11.000         125,900.00        Y
 MLC165     180054835        01/01/99    10.000          83,100.00        Y
 MLC165     180057242        01/01/99    10.600          65,000.00        Y
 MLC165     180064685        02/01/99    12.375         260,000.00        Y
 MLC165     180065096        02/01/99    11.000         176,000.00        Y
 MLC165     180066581        02/01/99     9.500         104,900.00        Y
 MLC165     180067555        02/01/99    11.500         122,900.00        Y
 MLC165     180069908        02/01/99     9.625          72,000.00        Y
 MLC165     180070484        12/01/97     9.625          95,000.00        Y
 MLC165     180070492        02/01/99    11.000         129,000.00        Y
 MLC165     180073314        02/01/99    11.000          54,000.00        Y
 MLC165     180079006        02/01/99     9.375         131,000.00        Y
 MLC165     180085045        11/01/97    11.375         340,000.00        Y
 MLC165     180086126        02/01/99    11.000         169,000.00        Y
 MLC165     180094070        02/01/99    11.250         128,150.00        Y
 MLC165     180096786        02/01/99     9.000         135,000.00        Y
 MLC165     180099475        02/01/99    10.500          63,500.00        Y
 MLC165     180105645        04/01/99    10.750         348,000.00        Y
 MLC165     180107070        04/01/99     9.000         175,000.00        Y
 MLC165     180107500        09/01/97    10.125         613,500.00        Y
 MLC165     180110512        04/01/99    10.375         105,000.00        Y
 MLC165     180110934        09/01/97    10.625         127,000.00        Y
 MLC165     180112252        05/01/99     9.875          80,000.00        Y
 MLC165     180120818        05/01/99    12.875          44,000.00        Y
 MLC165     180126351        05/01/99    10.500          75,000.00        Y
 MLC165     180128100        03/01/99    11.875         111,500.00        Y
 MLC165     180128621        05/01/99    11.875          47,500.00        Y
 MLC165     180132995        11/01/97    11.500          60,000.00        Y
 MLC165     180135121        04/01/99    10.500         125,000.00        Y
 MLC165     180136772        05/01/99    10.750         245,000.00        Y
 MLC165     180137051        04/01/99     9.250          90,300.00        Y
 MLC165     180141004        05/01/99    11.750         177,500.00        Y
 MLC165     180145336        04/01/99    12.000         314,500.00        Y
 MLC165     180147498        11/01/97     8.875         110,000.00        N
 MLC165     180148280        05/01/99     9.625         120,000.00        Y
 MLC165     180148538        11/01/97    10.000         235,000.00        Y
 MLC165     180151565        05/01/99    10.750         113,000.00        Y
 MLC165     180151938        05/01/99     9.375          87,500.00        Y
 MLC165     180153413        05/01/99    12.250         162,000.00        Y
 MLC165     180153512        11/01/97    11.500         159,900.00        Y
 MLC165     180159089        11/01/97     8.375          93,000.00        Y
 MLC165     180161515        05/01/99     9.500         150,000.00        Y
 MLC165     180161572        05/01/99    11.125          65,000.00        Y
 MLC165     180162018        05/01/99    13.125         104,000.00        Y
 MLC165     180162992        05/01/99     8.875          76,000.00        Y
 MLC165     180163313        11/01/97     9.875         140,000.00        Y
 MLC165     180166407        11/01/97    11.500         147,000.00        Y
 MLC165     180166951        05/01/99     9.875         308,022.00        Y
 MLC165     180170292        11/01/97    11.500         212,000.00        Y
 MLC165     180170672        05/01/99     9.875          69,000.00        Y
 MLC165     180172447        11/01/97    11.500         173,000.00        Y

                                                                  Page 8 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC165     180172512   WANZER SYLVIA M                      95,000.00      1             824.93           95,000.00       70.8
 MLC165     180174864   SHEPARD MELVIN                       45,600.00      1             404.39           45,580.36       80.0
 MLC165     180176208   MARRETTA SUSAN                      210,000.00      3           1,999.88          210,000.00       75.0
 MLC165     180179715   COX JAMES N                         102,000.00      1             739.57          101,929.81       85.0
 MLC165     180186108   UMHOEFER LEONARD J JR                81,600.00      1             731.22           81,600.00       80.0
 MLC165     180186157   RYAN THOMAS N                       120,000.00      1           1,075.32          120,000.00       79.4
 MLC165     180187197   RIDER JOSEPH W                       81,000.00      1             703.36           81,000.00       90.0
 MLC165     180188013   WUJCIK JEFFREY A                     12,000.00      1             104.20           12,000.00       13.7
 MLC165     800110884   HAWKINS STANLEY J                    97,500.00      1           1,116.78           97,500.00       65.0
 MLC165     800117830   BEGANE CHERYL                       133,600.00      3           1,222.09          133,546.91       80.0
 MLC165     800122483   MORRONE THOMAS J                    119,000.00      1             925.57          119,000.00       85.0
 MLC165     800124133   IENGO DOMINICK                      161,000.00      1           1,412.89          161,000.00       70.0
 MLC165     800124653   HIRD WILLIAM H                       69,300.00      1             633.91           69,300.00       90.0
 MLC165     800128183   TAUBE RICHARD B                     180,000.00      1           1,834.20          180,000.00       80.0
 MLC165     800132342   BROOKS JAIMEE                       124,000.00      1           1,323.40          123,968.27       80.0
 MLC165     800133290   ALFELOR MD FILIPINAS R              450,000.00      3           3,783.84          450,000.00       73.1
 MLC165     800133548   BOWMAN SCOTT H                       96,300.00      1             889.91           96,300.00       85.9
 MLC165     800137457   MORRA ERNEST A                      238,000.00      1           2,448.10          238,000.00       85.0
 MLC165     800146060   KUNDER PATSY W                       88,200.00      1             774.02           88,200.00       85.6
 MLC165     800147670   BONNER BRIAN                         62,050.00      1             585.07           62,027.27       85.0
 MLC165     800148348   SQUINDO RICHARD                     130,000.00      1           1,069.48          130,000.00       72.2
 MLC165     800149015   STEWART ROSEMARIE                   170,000.00      3           1,699.73          170,000.00       82.9
 MLC165     800149320   LEWIS JAMES                         110,000.00      3           1,216.82          110,000.00       60.7
 MLC165     800151029   MCGHIE BRETT                        115,000.00      1           1,073.50          115,000.00       71.8
 MLC165     800152142   TROPASSO DEBRA V                     44,540.00      1             458.14           44,527.26       80.9
 MLC165     800153306   DOLAN PAUL J                         58,650.00      1             564.08           58,650.00       85.0
 MLC165     800158230   DEGENHARDT HERBERT                  133,000.00      4           1,204.19          133,000.00       73.8
 MLC165     800159881   DENNY PAUL F                        103,080.00      1           1,020.79          103,047.06       85.9
 MLC165     800160624   KUNTZ DOROTHY                        72,000.00      1             611.99           72,000.00       90.0
 MLC165     800161556   STALEY BOB P                         52,200.00      1             458.09           52,200.00       90.0
 MLC165     800162117   LEVINE ALAN                         196,000.00      1           1,903.67          196,000.00       80.0
 MLC165     800164303   GARNER RONALD R                      95,850.00      1             841.15           95,850.00       90.0
 MLC165     800164782   EDWARDS ALICE                        63,000.00      4             617.88           63,000.00       70.0
 MLC165     800165466   MORATORI JANET                      108,800.00      1             954.80          108,800.00       85.0
 MLC165     800169823   DANZA JOSEPH                         54,000.00      1             478.88           54,000.00       58.0
 MLC165     800170193   MATHIS LILLIE MAE                    47,600.00      1             471.38           47,600.00       85.0
 MLC165     800170912   HEBB STACY A                         99,000.00      1             877.95           99,000.00       90.0
 MLC165     800171084   STEVENSON RICHARD J                  83,300.00      3             816.98           83,300.00       85.0
 MLC165     800171969   JAMES VIRGINIA C                    216,000.00      3           1,955.68          216,000.00       88.3
 MLC165     800172215   RICE RANDY R                        178,925.00      1           1,471.97          178,925.00       85.0
 MLC165     800172256   MARRERO    BEL                      148,000.00      3           1,204.18          148,000.00       80.0
 MLC165     800173783   KOCH DAVID                          198,000.00      1           1,719.33          197,910.05       90.0
 MLC165     800174666   VALENTIN CYNTHIA M                   62,910.00      1             563.74           62,910.00       90.0
 MLC165     800175960   NISBET JAMES R                      125,000.00      1           1,096.96          125,000.00       73.5
 MLC165     800176588   CRUZATE MARIO S                     107,100.00      1           1,019.94          107,100.00       85.0
 MLC165     800177305   FABRIZIO ALBERT                      59,310.00      1             553.65           59,310.00       90.0
 MLC165     800179327   LEE BENJAMIN S                      206,250.00      1           2,062.17          206,250.00       75.0
 MLC165     800183022   DELUZIO CHARLES T                   132,152.00      8           1,027.87          132,074.58       80.0
 MLC165     800183477   BRASSART JULIAN LAMAR                84,000.00      1             698.67           84,000.00       80.0
 MLC165     800184269   PACE ROBERT L                       142,542.00      3           1,562.88          142,542.00       80.9
 MLC165     800184897   ROBERTSON ROBERT L                   52,500.00      3             417.71           52,500.00       70.0
 MLC165     800185100   ROBERTSON ROBERT L                   52,000.00      1             423.09           52,000.00       80.0
 MLC165     800185191   RABY RICK                           279,000.00      1           2,683.37          279,000.00       87.1
 MLC165     800186736   FREEMAN CHARLES                      92,700.00      1             865.34           92,700.00       69.1
 MLC165     800187130   CLARK JOYCE A                        38,000.00      1             358.30           38,000.00       55.8
 MLC165     800188161   LADEBU BRIAN F                      137,683.00      1           1,233.78          137,683.00       80.9
 MLC165     800188427   PRIOLEAU LARRY                       44,200.00      7             430.21           44,200.00       85.0
 MLC165     800189177   JOHNSON BILLY R                     261,000.00      1           2,170.87          261,000.00       90.0
 MLC165     800189805   BAIN MARTHA S                        41,400.00      1             386.46           41,400.00       90.0
                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 MLC165     180172512        11/01/97     9.875         134,000.00        Y
 MLC165     180174864        05/01/99    10.125          57,000.00        Y
 MLC165     180176208        05/01/99    11.000         280,000.00        Y
 MLC165     180179715        11/01/97     7.875         120,000.00        Y
 MLC165     180186108        05/01/99    10.250         102,000.00        Y
 MLC165     180186157        11/01/97    10.250         151,000.00        Y
 MLC165     180187197        11/01/97     9.875          90,000.00        Y
 MLC165     180188013        05/01/99     9.875          87,000.00        Y
 MLC165     800110884        05/01/99    13.500         150,000.00        Y
 MLC165     800117830        04/01/99    10.500         167,000.00        Y
 MLC165     800122483        05/01/99     8.625         140,000.00        Y
 MLC165     800124133        11/01/97    10.000         230,000.00        N
 MLC165     800124653        05/01/99    10.500          77,000.00        Y
 MLC165     800128183        11/01/97    11.875         225,000.00        Y
 MLC165     800132342        04/01/99    12.500         155,000.00        Y
 MLC165     800133290        11/01/97     9.500         615,000.00        Y
 MLC165     800133548        05/01/99    10.625         112,000.00        Y
 MLC165     800137457        06/01/99    12.000         280,000.00        Y
 MLC165     800146060        06/01/99    10.000         103,000.00        Y
 MLC165     800147670        10/01/97    10.875          73,000.00        Y
 MLC165     800148348        05/01/99     9.250         180,000.00        Y
 MLC165     800149015        05/01/99    11.625         205,000.00        Y
 MLC165     800149320        05/01/99    13.000         181,000.00        Y
 MLC165     800151029        06/01/99    10.750         160,000.00        Y
 MLC165     800152142        05/01/99    12.000          55,000.00        Y
 MLC165     800153306        06/01/99    11.125          69,000.00        Y
 MLC165     800158230        05/01/99    10.375         180,000.00        Y
 MLC165     800159881        05/01/99    11.500         120,000.00        Y
 MLC165     800160624        12/01/97     9.625          80,000.00        Y
 MLC165     800161556        05/01/99    10.000          58,000.00        Y
 MLC165     800162117        11/01/97    11.250         245,000.00        Y
 MLC165     800164303        05/01/99    10.000         106,500.00        Y
 MLC165     800164782        05/01/99    11.375          90,000.00        N
 MLC165     800165466        06/01/99    10.000         128,000.00        Y
 MLC165     800169823        06/01/99    10.125          93,042.00        Y
 MLC165     800170193        05/01/99    11.500          56,000.00        Y
 MLC165     800170912        05/01/99    10.125         110,000.00        Y
 MLC165     800171084        05/01/99    11.375          98,000.00        Y
 MLC165     800171969        11/01/97    10.375         244,500.00        Y
 MLC165     800172215        05/01/99     9.250         210,500.00        Y
 MLC165     800172256        11/01/97     9.125         185,000.00        Y
 MLC165     800173783        11/01/97     9.875         220,000.00        Y
 MLC165     800174666        05/01/99    10.250          69,900.00        Y
 MLC165     800175960        05/01/99    10.000         170,000.00        Y
 MLC165     800176588        05/01/99    11.000         126,000.00        Y
 MLC165     800177305        06/01/99    10.750          65,900.00        Y
 MLC165     800179327        05/01/99    11.625         275,000.00        Y
 MLC165     800183022        11/01/97     8.625         165,190.00        Y
 MLC165     800183477        11/01/97     9.375         105,000.00        Y
 MLC165     800184269        06/01/99    12.875         176,000.00        Y
 MLC165     800184897        12/01/97     8.875          75,000.00        N
 MLC165     800185100        12/01/97     9.125          65,000.00        Y
 MLC165     800185191        05/01/99    11.125         320,000.00        Y
 MLC165     800186736        05/01/99    10.750         134,000.00        Y
 MLC165     800187130        06/01/99    10.875          68,000.00        Y
 MLC165     800188161        06/01/99    10.250         170,000.00        Y
 MLC165     800188427        06/01/99    10.125          52,000.00        Y
 MLC165     800189177        11/01/97     9.375         290,000.00        Y
 MLC165     800189805        05/01/99    10.750          46,000.00        Y

                                                                  Page 9 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC165     800190696   BALDERA JOSE                        204,000.00      3           1,981.37          204,000.00       85.0
 MLC165     800191561   THORNE MARGARET M                    63,000.00      1             564.54           63,000.00       90.0
 MLC165     800191736   TURNER JAMES                        200,000.00      1           1,961.53          200,000.00       71.4
 MLC165     800195174   HORWEEN DOUGLAS O                    99,000.00      1             905.59           99,000.00       90.0
 MLC165     800197527   CYR ANGELA M                         37,000.00      1             348.87           37,000.00       38.9
            ----------------------------------------------------------                -----------------------------------------
                  123   Sale Total                       14,340,431.00                132,350.13       14,334,369.02       80.3

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 MLC165     800190696        05/01/99    11.250         240,000.00        Y
 MLC165     800191561        06/01/99    10.250          70,000.00        Y
 MLC165     800191736        12/01/97    11.375         280,000.00        Y
 MLC165     800195174        06/01/99    10.500         110,000.00        Y
 MLC165     800197527        06/01/99    10.875          95,000.00        Y
            ------------                --------------------------
                  123                    10.594      18,143,554.00

                                                                 Page 10 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC168     180032682   PERDUE ROBERT A JR                  116,000.00      1             964.83          115,762.92       80.0
 MLC168     180045650   OSEI GODFREY                        220,500.00      1           2,037.64          220,065.90       90.0
 MLC168     180051328   SMITH VINCENT E                      42,400.00      1             360.40           42,260.53       43.2
 MLC168     180053985   PIEDRA BARBARA A                     52,800.00      1             522.87           52,731.55       80.0
 MLC168     180072704   SHEFFY DONALD H                     126,000.00      1           1,070.99          125,755.62       79.2
 MLC168     180091944   BROWN KEVIN C                       212,500.00      1           1,728.97          212,158.17       89.6
 MLC168     180129215   CERVERIZZO PIETRINA                 260,000.00      3           2,378.32          259,896.68       80.0
 MLC168     180131476   CHUNG IN SOOK                       242,250.00      3           2,375.90          241,935.29       85.0
 MLC168     180149932   MARROQUIN GUSTAVO                   130,500.00      1           1,121.20          130,439.11       84.1
 MLC168     180158545   MOORE PHILLIP G                     445,500.00      5           4,108.51          445,500.00       87.3
 MLC168     800091381   SWIRE THOMAS R                       51,730.00      1             522.17           51,730.00       70.0
 MLC168     800107088   ANDERSON IAN M                       72,000.00      1             824.70           71,985.30       80.0
 MLC168     800107708   HOFFMAN GREG                        128,000.00      1           1,099.72          128,000.00       80.0
 MLC168     800108573   BIERNACKI RICHARD                   145,000.00      1           1,232.48          145,000.00       47.0
 MLC168     800109365   LAROSA MICHAEL J                     18,400.00      1             198.16           18,395.42       80.0
 MLC168     800109522   FISCELLA NICHOLAS                   109,200.00      1           1,019.36          109,158.89       80.8
 MLC168     800121857   COLLINS ALLISON                      55,200.00      1             643.14           55,200.00       82.8
 MLC168     800122285   TAMBUSCIO ROBERT                    151,600.00      1           1,316.42          151,531.12       89.9
 MLC168     800123713   CRAIG GINO M                         55,260.00      1             495.19           55,260.00       90.0
 MLC168     800124836   DIBONA GERARD                       156,825.00      1           1,275.98          156,825.00       85.0
 MLC168     800125262   DEPIETRO KENNETH                    102,000.00      1             848.38          102,000.00       72.8
 MLC168     800127003   KULAS THOMAS J                      104,000.00      1           1,120.04          104,000.00       65.0
 MLC168     800138406   GANTER ROBERT G                     215,000.00      1           1,788.26          215,000.00       61.4
 MLC168     800139446   WILDER GWENDOLYN L                   76,000.00      1             702.32           76,000.00       80.0
 MLC168     800140360   CITTADINI CHRISTOPHE                 86,250.00      1             829.54           86,220.07       75.0
 MLC168     800142655   LIGHT DAVID                         274,300.00      1           2,847.90          274,300.00       65.0
 MLC168     800145484   ZARABI ISAAC                        249,900.00      1           2,309.32          249,900.00       67.3
 MLC168     800146219   CARLETTA CARLA                       92,650.00      1             917.50           92,650.00       85.0
 MLC168     800147696   OLEN KENDRA M                        58,500.00      1             546.09           58,500.00       90.0
 MLC168     800149437   LAFEVER BARRY G.                    120,000.00      1           1,131.47          120,000.00       88.8
 MLC168     800150062   MARESCO RALPH J                     268,000.00      1           2,526.95          267,901.80       80.0
 MLC168     800150732   THOMAS ALLAN L                       95,000.00      1             904.71           95,000.00       86.3
 MLC168     800150773   TANTLINGER TERRY ALAN                11,000.00      1             105.80           11,000.00       26.8
 MLC168     800151086   CURTIS ALAN L.                      248,000.00      1           2,107.97          248,000.00       50.8
 MLC168     800151110   MAZUR JANINE C                      133,200.00      1           1,230.90          133,200.00       85.0
 MLC168     800154981   LURITO JOSEPH                        94,500.00      1             891.03           94,500.00       89.9
 MLC168     800155418   SANDS JAMES W                        81,000.00      1             718.33           81,000.00       75.0
 MLC168     800158453   DAWKINS DESMOND                     110,000.00      1             934.99          110,000.00       62.8
 MLC168     800158941   TOMA AZIZ                           119,200.00      1           1,169.07          119,200.00       80.0
 MLC168     800159980   NASH JOHN Q                          86,000.00      1             951.34           85,980.34       58.9
 MLC168     800162828   WHITFIELD TIMOTHY EARL               56,700.00      1             518.66           56,700.00       90.0
 MLC168     800163792   SARRANTONIO JOSEPH                  131,750.00      1           1,048.26          131,750.00       85.0
 MLC168     800163818   FOURNIER ROBERT P                    25,000.00      3             214.79           25,000.00       44.2
 MLC168     800164451   HICKAM KEVIN M.                     242,250.00      1           2,352.88          242,250.00       85.0
 MLC168     800166639   COHEN MARTIN                         40,000.00      1             365.90           40,000.00       68.9
 MLC168     800167009   WELMAN ERIC                         148,800.00      1           1,544.91          148,800.00       80.0
 MLC168     800168791   HOOPENGARDNE ALVA                   113,750.00      1           1,280.57          113,750.00       65.0
 MLC168     800170177   ALI A JAMEELAH                       40,500.00      1             344.25           40,500.00       90.0
 MLC168     800170334   MOBLEY DANIEL C                      47,625.00      7             491.58           47,625.00       75.0
 MLC168     800170565   FORBES DAVID E                       73,800.00      1             716.79           73,800.00       90.0
 MLC168     800171258   OXENFORD DAVID A                     71,400.00      1             555.34           71,400.00       85.0
 MLC168     800172066   DONLEY FAITH A                      126,000.00      1           1,176.19          126,000.00       90.0
 MLC168     800172363   GROVES DAVID                         84,600.00      3             789.72           84,600.00       90.0
 MLC168     800172579   SPERRUGGIA ANTHONY E                138,000.00      3           1,406.22          138,000.00       79.7
 MLC168     800175150   SALDI GARY J.                        57,715.00      1             560.56           57,695.52       85.0
 MLC168     800176489   GIRARDEY CAROL HENSON               183,400.00      1           1,677.63          183,400.00       61.1
 MLC168     800176505   LUCKE CYNTHIA E                      64,600.00      1             584.89           64,573.63       85.0
 MLC168     800179228   BAILEY RUSSELL F                    222,300.00      1           1,768.72          222,300.00       90.0
 MLC168     800179871   O'NEAL RANDI R                       76,040.00      1             660.29           76,040.00       80.9

                                 Next     Current         Property
                              Adjustment  Mortgage        Value at       Owner
 Sale ID     Account             Date       Rate         Origination    Occupied
--------------------------------------------------------------------------------
 MLC168     180032682          01/01/99     9.375         145,000.00        Y
 MLC168     180045650          12/01/98    10.625         245,000.00        Y
 MLC168     180051328          12/01/97     9.625          98,000.00        Y
 MLC168     180053985          01/01/99    11.500          66,000.00        Y
 MLC168     180072704          01/01/99     9.625         159,000.00        Y
 MLC168     180091944          08/01/97     9.125         237,000.00        Y
 MLC168     180129215          04/01/99    10.500         325,000.00        Y
 MLC168     180131476          06/01/98    11.375         285,000.00        Y
 MLC168     180149932          04/01/99     9.750         155,000.00        Y
 MLC168     180158545          05/01/99    10.600         510,000.00        Y
 MLC168     800091381          03/01/99    11.750          73,900.00        Y
 MLC168     800107088          05/01/99    13.500          90,000.00        Y
 MLC168     800107708          05/01/99     9.750         160,000.00        Y
 MLC168     800108573          05/01/99     9.625         308,000.00        Y
 MLC168     800109365          04/01/99    12.625          23,000.00        Y
 MLC168     800109522          10/01/97    10.750         135,000.00        Y
 MLC168     800121857          05/01/99    13.750          66,656.00        Y
 MLC168     800122285          10/01/97     9.875         168,500.00        Y
 MLC168     800123713          05/01/99    10.250          61,400.00        Y
 MLC168     800124836          12/01/97     9.125         184,500.00        Y
 MLC168     800125262          11/01/97     9.375         140,000.00        Y
 MLC168     800127003          06/01/99    12.625         160,000.00        Y
 MLC168     800138406          05/01/99     9.375         350,000.00        Y
 MLC168     800139446          05/01/99    10.625          95,000.00        Y
 MLC168     800140360          04/01/99    11.125         115,000.00        Y
 MLC168     800142655          11/01/97    12.125         422,000.00        Y
 MLC168     800145484          11/01/97    10.625         371,000.00        N
 MLC168     800146219          05/01/99    11.500         109,000.00        Y
 MLC168     800147696          05/01/99    10.750          65,000.00        Y
 MLC168     800149437          06/01/99    10.875         135,000.00        Y
 MLC168     800150062          10/01/97    10.875         335,000.00        Y
 MLC168     800150732          05/01/99    11.000         110,000.00        Y
 MLC168     800150773          05/01/99    11.125          41,000.00        Y
 MLC168     800151086          05/01/99     9.625         488,000.00        Y
 MLC168     800151110          12/01/97    10.625         156,700.00        Y
 MLC168     800154981          05/01/99    10.875         105,040.00        Y
 MLC168     800155418          06/01/99    10.125         108,000.00        Y
 MLC168     800158453          12/01/97     9.625         175,000.00        Y
 MLC168     800158941          11/01/97    11.375         149,000.00        Y
 MLC168     800159980          04/01/99    13.000         146,000.00        Y
 MLC168     800162828          06/01/99    10.500          63,000.00        Y
 MLC168     800163792          06/01/99     8.875         155,000.00        Y
 MLC168     800163818          05/01/99     9.750          56,500.00        Y
 MLC168     800164451          06/01/99    11.250         285,000.00        Y
 MLC168     800166639          06/01/99    10.500          58,000.00        Y
 MLC168     800167009          12/01/97    12.125         186,000.00        Y
 MLC168     800168791          05/01/99    13.250         175,000.00        Y
 MLC168     800170177          11/01/97     9.625          45,000.00        Y
 MLC168     800170334          05/01/99    11.000          63,500.00        Y
 MLC168     800170565          05/01/99    11.250          82,000.00        Y
 MLC168     800171258          05/01/99     8.625          84,000.00        Y
 MLC168     800172066          05/01/99    10.750         140,000.00        Y
 MLC168     800172363          06/01/99    10.750          94,000.00        Y
 MLC168     800172579          12/01/97    11.875         173,000.00        Y
 MLC168     800175150          05/01/99    11.250          67,900.00        Y
 MLC168     800176489          06/01/99    10.500         300,000.00        Y
 MLC168     800176505          11/01/97    10.375          76,000.00        Y
 MLC168     800179228          11/01/97     8.875         247,000.00        Y
 MLC168     800179871          06/01/99     9.875          93,900.00        Y

                                                                 Page 11 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC168     800180143   GEIGER JOSEPH J                      45,000.00      1             358.04           45,000.00       90.0
 MLC168     800182057   LOUDON DAVIS MARIE G                 42,000.00      1             460.51           42,000.00       73.6
 MLC168     800183287   DRAGONE COLEEN                      140,000.00      1           1,320.05          140,000.00       75.6
 MLC168     800183311   STORDY DEBORAH                       39,600.00      3             343.87           39,600.00       90.0
 MLC168     800186033   KIM CHUK Y                          289,000.00      3           3,028.42          289,000.00       85.0
 MLC168     800186793   COLBURN MICHAEL L                   139,500.00      1           1,381.46          139,500.00       90.0
 MLC168     800186835   KLEIMAN SEMYON                      148,500.00      1           1,316.93          148,500.00       75.0
 MLC168     800188898   TOTH RICHARD P                       89,250.00      1             734.24           89,250.00       85.0
 MLC168     800189169   HOLTZ WILBERT F                      25,500.00      1             245.25           25,500.00       85.0
 MLC168     800190597   GREENE VERONICA                     119,000.00      1           1,011.49          119,000.00       85.0
 MLC168     800191249   KRASNER DAVID S                     239,910.00      1           2,307.41          239,910.00       85.9
 MLC168     800191470   OUDEANS CRAIG T                      97,750.00      1           1,043.24           97,750.00       85.0
 MLC168     800191694   SEVERANCE JACQUELINE                 88,000.00      1             764.15           88,000.00       89.7
 MLC168     800191876   WISE DWIGHT W                        74,000.00      1             635.77           74,000.00       47.7
 MLC168     800192171   STERNER ROBERT E                    116,100.00      1           1,062.01          116,100.00       89.3
 MLC168     800192528   TURNER MARY ANN                      30,000.00      1             257.75           30,000.00       25.0
 MLC168     800192635   ANDERSON JACQUELINE L               112,000.00      1             993.24          112,000.00       80.0
 MLC168     800193260   STEFANELLI MICHAEL A                155,250.00      1           1,552.25          155,250.00       75.0
 MLC168     800193922   ALLEN KATHARINE H                    69,600.00      1             604.37           69,600.00       80.0
 MLC168     800195091   METZ STEVEN D                        72,000.00      3             768.43           72,000.00       80.0
 MLC168     800196743   RUSSIN ROSE                          50,575.00      1             491.22           50,575.00       85.0
 MLC168     800197378   CROOK GARY E                        102,000.00      1           1,098.51          102,000.00       72.8
 MLC168     800198152   OCASIO MANUEL                        76,800.00      3             666.89           76,800.00       80.0
 MLC168     800199234   RAVENELL TIMOTHY                     44,000.00      7             457.91           44,000.00       80.0
 MLC168     800200016   MCGRATH JEFFREY                     120,600.00      1           1,103.18          120,600.00       89.3
 MLC168     800200586   TUCKER DAVID M                       39,600.00      7             467.47           39,600.00       80.0
 MLC168     800200842   PROCTOR PERCY JEROME                108,000.00      1           1,152.64          108,000.00       80.0
 MLC168     800202491   PRIMIANO JOHN P                     157,500.00      1           1,382.17          157,500.00       75.0
 MLC168     800203531   OWENS MARK C                         60,720.00      4             618.74           60,720.00       80.0
 MLC168     800210387   APPLEBY TIMOTHY                      55,000.00      1             472.53           55,000.00       33.7
 MLC168     800212052   EISENHAUER MICHAEL J                 30,400.00      1             275.24           30,400.00       80.0
 MLC168     800212524   PORTNOY SHEILA                       58,650.00      1             525.56           58,650.00       85.0
 MLC168     800212888   LESTER JEFFREY W                    120,000.00      1             965.55          120,000.00       80.0
 MLC168     800214389   TURNER JOHN P                        63,000.00      1             576.29           63,000.00       60.0
 MLC168     800217564   BONILLA ROSEMARY                     90,320.00      1             734.87           90,320.00       80.0
 MLC168     800223208   SUSCA NICOLA                        225,000.00      1           1,851.02          224,883.35       75.0
            ----------------------------------------------------------                -----------------------------------------
                   95   Sale Total                       10,894,520.00                100,965.68       10,892,136.21       78.5

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 MLC168     800180143        11/01/97     8.875          50,000.00        Y
 MLC168     800182057        05/01/99    12.875          57,000.00        Y
 MLC168     800183287        06/01/99    10.875         185,000.00        Y
 MLC168     800183311        11/01/97     9.875          44,000.00        Y
 MLC168     800186033        06/01/99    12.250         340,000.00        Y
 MLC168     800186793        05/01/99    11.500         155,000.00        Y
 MLC168     800186835        05/01/99    10.125         198,000.00        Y
 MLC168     800188898        06/01/99     9.250         105,000.00        Y
 MLC168     800189169        06/01/99    11.125          30,000.00        Y
 MLC168     800190597        11/01/97     9.625         140,000.00        Y
 MLC168     800191249        05/01/99    11.125         279,000.00        Y
 MLC168     800191470        05/01/99    12.500         115,000.00        Y
 MLC168     800191694        11/01/97     9.875          98,000.00        Y
 MLC168     800191876        06/01/99     9.750         155,000.00        Y
 MLC168     800192171        06/01/99    10.500         130,000.00        Y
 MLC168     800192528        06/01/99     9.750         120,000.00        Y
 MLC168     800192635        11/01/97    10.125         139,900.00        Y
 MLC168     800193260        06/01/99    11.625         207,000.00        Y
 MLC168     800193922        06/01/99     9.875          87,000.00        Y
 MLC168     800195091        06/01/99    12.500          90,000.00        Y
 MLC168     800196743        06/01/99    11.250          59,500.00        Y
 MLC168     800197378        12/01/97    12.625         140,000.00        Y
 MLC168     800198152        06/01/99     9.875          96,000.00        Y
 MLC168     800199234        06/01/99    11.125          55,000.00        Y
 MLC168     800200016        06/01/99    10.500         135,000.00        Y
 MLC168     800200586        06/01/99    13.125          49,500.00        Y
 MLC168     800200842        06/01/99    12.500         135,000.00        Y
 MLC168     800202491        06/01/99    10.000         210,000.00        Y
 MLC168     800203531        06/01/99    11.875          75,900.00        Y
 MLC168     800210387        06/01/99     9.750         163,000.00        Y
 MLC168     800212052        05/01/99    10.375          38,000.00        Y
 MLC168     800212524        06/01/99    10.250          69,000.00        Y
 MLC168     800212888        06/01/99     9.000         150,000.00        Y
 MLC168     800214389        06/01/99    10.500         105,000.00        Y
 MLC168     800217564        12/01/97     9.125         112,900.00        Y
 MLC168     800223208        04/01/99     9.250         300,000.00        Y
            ------------                --------------------------
                   95                    10.635      14,335,196.00

                                                                 Page 12 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  SB557     161427455   WEAVER TRAVIS                       180,000.00      1           1,546.48          180,000.00       73.4
  SB557     161434493   APODACA MARY ESTHER                  51,150.00      7             567.67           51,099.16       74.9
  SB557     161438916   SNIPES LARRY A                       31,750.00      7             403.49           31,750.00       50.0
  SB557     161450267   CWIK LAWRENCE J                      63,000.00      1             599.97           63,000.00       70.0
  SB557     161450283   CWIK LAWRENCE J                     110,600.00      1           1,053.27          110,600.00       70.0
  SB557     161454418   BARRETT GEORGE                       40,000.00      1             358.44           40,000.00       80.0
  SB557     161454426   SUTTON TIMOTHY                      150,000.00      1           1,456.89          149,897.12       74.2
  SB557     161454806   TUCKER CONSTANCE E                   41,625.00      6             486.26           41,537.65       75.0
  SB557     161461587   GLAZER ROBERT                        60,000.00      1             577.07           60,000.00       80.0
  SB557     161462379   WILLIAMS RUSSELL                     41,200.00      1             404.08           41,200.00       74.9
  SB557     161462825   HANSEN LIBERTY S                     98,000.00      1             933.28           98,000.00       80.0
  SB557     161464003   RICCI RON L                         178,000.00      1           1,529.30          178,000.00       68.4
  SB557     161465224   MCBRIDE NICHOLAS                     76,500.00      7             728.53           76,500.00       85.0
  SB557     161467998   MCDONALD WILLIAM                    412,000.00      1           3,577.60          412,000.00       80.0
  SB557     161472485   HANNIBAL PAULA K                     71,900.00      1             552.85           71,900.00       78.1
  SB557     161474069   SNELL FRANK L                        93,500.00      1             752.32           93,500.00       85.0
  SB557     161475157   NIKITIN IGOR A                      108,750.00      1             865.26          108,750.00       75.0
  SB557     161479977   MCKENNA GERALD                      280,000.00      1           2,799.55          280,000.00       77.7
  SB557     161480074   DUCKETT D SCOTT                      90,450.00      1             785.42           90,450.00       90.0
  SB557     161480603   FORSYTHE MARVIN A                   168,000.00      1           1,809.31          168,000.00       80.0
  SB557     161482096   COON ROSE A                          64,800.00      1             592.75           64,800.00       90.0
  SB557     161483722   PARSONS HERBERT E III               154,400.00      1           1,455.82          154,400.00       80.0
  SB557     161483839   YASUMURA THOMAS                     211,500.00      1           1,570.38          211,500.00       90.0
  SB557     161484894   CRIM LISA                            81,000.00      1             740.94           81,000.00       90.0
  SB557     161486170   EIDE ERIC A                         108,000.00      1             927.89          108,000.00       90.0
  SB557     161487616   WEBSTER CHRISTINA                    59,500.00      1             473.41           59,500.00       85.0
  SB557     161488648   COOK RICHARD L                       89,675.00      1             795.26           89,675.00       85.0
  SB557     161490099   BABLER ROGER A                       64,000.00      1             555.74           64,000.00       80.0
  SB557     161490354   WHITE RANDOLPH JR                    68,000.00      1             641.17           68,000.00       85.0
            ----------------------------------------------------------                -----------------------------------------
                   29   Sale Total                        3,247,300.00                 29,540.40        3,247,058.93       79.6

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  SB557     161427455        06/01/99     9.750         245,000.00        Y
  SB557     161434493        04/01/99    12.125          68,256.00        Y
  SB557     161438916        05/01/99    14.375          63,500.00        Y
  SB557     161450267        05/01/99    11.000          90,000.00        N
  SB557     161450283        05/01/99    11.000         158,000.00        Y
  SB557     161454418        05/01/99    10.250          50,000.00        Y
  SB557     161454426        04/01/99    11.250         202,000.00        Y
  SB557     161454806        05/01/99    11.500          55,500.00        Y
  SB557     161461587        06/01/99    11.125          75,000.00        Y
  SB557     161462379        06/01/99    11.375          55,000.00        Y
  SB557     161462825        05/01/99    11.000         122,500.00        Y
  SB557     161464003        12/01/97     9.750         260,000.00        Y
  SB557     161465224        06/01/99    11.000          90,000.00        Y
  SB557     161467998        12/01/97     9.875         515,000.00        Y
  SB557     161472485        06/01/99     8.500          92,000.00        Y
  SB557     161474069        06/01/99     9.000         110,000.00        Y
  SB557     161475157        12/01/97     8.875         145,000.00        Y
  SB557     161479977        06/01/99    11.625         360,000.00        Y
  SB557     161480074        06/01/99     9.875         100,500.00        Y
  SB557     161480603        06/01/99    12.625         210,000.00        Y
  SB557     161482096        06/01/99    10.500          72,000.00        Y
  SB557     161483722        12/01/97    10.875         193,000.00        Y
  SB557     161483839        12/01/97     8.125         235,000.00        Y
  SB557     161484894        06/01/99    10.500          90,000.00        Y
  SB557     161486170        06/01/99     9.750         120,000.00        Y
  SB557     161487616        06/01/99     8.875          70,000.00        Y
  SB557     161488648        12/01/97    10.125         105,500.00        Y
  SB557     161490099        06/01/99     9.875          80,000.00        Y
  SB557     161490354        06/01/99    10.875          80,000.00        Y
            ------------                --------------------------
                   29                    10.363       4,112,756.00

                                                                 Page 13 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 SBC558     180007544   MARCHANT MICHAEL A                  120,000.00      1           1,063.53          119,500.37       66.7
 SBC558     180019903   HANLEY JOANNE M                      85,000.00      1             668.17           84,634.19       77.2
 SBC558     180020737   PLIEGO JOHN A JR                     73,500.00      4             571.68           73,234.89       70.0
 SBC558     180026460   MONTGOMERY SANDRA                    64,600.00      1             584.89           64,465.85       85.0
 SBC558     180037020   TCHORZEWSKI HALINE M                 94,350.00      1             898.52           94,213.57       85.0
 SBC558     180042616   SCALES ORLANDO E                     40,000.00      1             380.93           39,903.14       80.0
 SBC558     180056392   ANNUSCHIES ALFRED G                  89,000.00      1             797.53           88,887.08       89.0
 SBC558     180057879   PERRI SAMUEL                        233,750.00      1           2,072.95          233,445.40       85.0
 SBC558     180063216   PISTONE RAYMOND P                   132,000.00      1           1,282.07          131,819.19       82.5
 SBC558     180070369   FACEY OSBOURNE                      187,000.00      3           1,763.20          186,792.60       85.0
 SBC558     180072845   PRIOR T SCOTT                       121,000.00      1           1,028.49          120,824.70       83.4
 SBC558     180078933   SHERIDAN JAMES M                    180,000.00      3           1,497.15          179,725.16       90.0
 SBC558     180095853   ANDRESS CHARLES                      50,400.00      3             484.74           50,382.51       90.0
 SBC558     180096273   PARK KYOUNG HEE SEO                 128,000.00      1           1,123.29          127,828.71       80.0
 SBC558     180099087   EAST TIMOTHY P                       49,600.00      1             500.67           49,554.55       80.0
 SBC558     180104101   SNYDER CHRISTOPHE                   162,000.00      1           1,481.88          161,805.17       90.0
 SBC558     180105686   WILLIAMS WELLINGTON L               135,000.00      1           1,147.49          134,870.12       90.0
 SBC558     180123739   WOLOSKI GARY B                       60,000.00      1             515.49           59,915.34       66.6
 SBC558     180124828   GUGLIELMI MARIO                      51,570.00      1             401.11           51,508.88       90.0
 SBC558     180130122   MISCAVAGE MELISSA                    31,500.00      1             288.14           31,487.49       90.0
 SBC558     180134660   RANDALL MARC                         33,800.00      1             337.95           33,778.88       65.0
 SBC558     180141798   TANTLINGER TERRY ALAN               147,000.00      1           1,344.67          147,000.00       70.0
 SBC558     180143638   LILLIS SEAN P                        49,000.00      1             434.54           48,978.90       89.9
 SBC558     180145104   TERRELL JOHN C                      105,000.00      1             816.68           24,938.01       65.6
 SBC558     180145971   ADEFILA DAVID O                      59,850.00      1             525.23           59,823.52       70.0
 SBC558     180151771   BELMONTE EDGAR C                    128,164.00      1           1,054.37          118,097.56       85.0
 SBC558     180154734   EYLES NANCY                          63,750.00      1             536.04           63,750.00       85.0
 SBC558     180166571   REESE GEORGE W                       35,000.00      3             353.29           34,989.42       70.0
 SBC558     180167157   CLEMMONS JAMES                      106,200.00      1             951.66          106,155.47       90.0
 SBC558     180173767   LEVINE LOUIS A                       91,000.00      3             790.20           91,000.00       70.0
 SBC558     180175986   HOSTEN DAVID                        127,200.00      1           1,069.57          127,200.00       80.0
 SBC558     180176612   PECORA EILEEN                       229,500.00      3           2,142.34          229,500.00       90.0
 SBC558     180176828   TAYLOR GLENWOOD MASON                81,250.00      1             812.37           81,250.00       74.2
 SBC558     180176943   HELMS GLENNDON H                     90,000.00      1             781.51           90,000.00       54.5
 SBC558     180185852   CARTER JAMES                        208,250.00      1           2,042.44          208,250.00       85.0
 SBC558     800129173   SCAVONE PHILLIP                      30,550.00      1             268.10           30,550.00       65.0
 SBC558     800131542   MYERS GREGORY A                      73,800.00      1             675.08           73,800.00       90.0
 SBC558     800135006   PAULES BRYAN S                       72,000.00      1             572.86           72,000.00       80.0
 SBC558     800136301   WOYTKO HARRY                        249,000.00      1           2,185.15          249,000.00       84.9
 SBC558     800136855   SANCHEZ RAMON                       139,500.00      1           1,302.21          139,500.00       90.0
 SBC558     800137937   MCCLAMMY WILLIAM T                  211,500.00      1           1,934.67          211,500.00       90.0
 SBC558     800140279   HALL LYNDA L                        221,000.00      1           1,919.05          221,000.00       85.0
 SBC558     800144271   WESTER EDWARD                        64,500.00      1             700.92           64,500.00       80.6
 SBC558     800145245   WILLIAMS ERIC G                     129,600.00      1           1,185.50          129,600.00       90.0
 SBC558     800146268   STOCTON PHILIP                       88,000.00      1             829.74           88,000.00       79.2
 SBC558     800150351   ADDISON GLORIA J                     34,000.00      1             330.23           34,000.00       85.0
 SBC558     800152555   FLORES DAISY                         95,200.00      1             988.41           95,200.00       80.0
 SBC558     800153496   BACH GEORGE                         228,750.00      1           2,092.47          228,750.00       75.0
 SBC558     800154064   LESLIE ELIZABETH C                  116,800.00      1           1,246.56          116,770.11       80.0
 SBC558     800155251   MAURER DANIEL P                     207,000.00      1           1,797.48          207,000.00       64.8
 SBC558     800156671   BENNETT CHRISTOPHE                   45,000.00      7             394.91           45,000.00       90.0
 SBC558     800156788   KOYLES THOMAS                       112,500.00      1             997.68          112,500.00       90.0
 SBC558     800157182   CEPEDA JOSE                          45,600.00      1             499.98           45,600.00       80.0
 SBC558     800159865   SWANSON RONALD K                    525,300.00      1           5,002.55          525,300.00       85.0
 SBC558     800160699   RUFFIN ANNA F                       138,400.00      4           1,585.25          138,400.00       80.0
 SBC558     800161366   HARVEY STEVEN                        31,450.00      1             302.48           31,450.00       85.0
 SBC558     800161564   WINIKUS JAMES M                     102,400.00      1             994.57          102,400.00       80.0
 SBC558     800162364   FACHLER SHARON                      126,900.00      1           1,208.50          126,900.00       89.9
 SBC558     800163321   REYNOLDS JAMES                       45,500.00      1             403.50           45,500.00       65.0

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 SBC558     180007544        09/01/97    10.125         179,900.00        Y
 SBC558     180019903        12/01/97     8.750         110,000.00        Y
 SBC558     180020737        11/01/98     8.625         105,000.00        N
 SBC558     180026460        07/01/97    10.375          76,000.00        Y
 SBC558     180037020        02/01/99    11.000         111,000.00        Y
 SBC558     180042616        01/01/99    11.000          50,000.00        Y
 SBC558     180056392        02/01/99    10.250         100,000.00        Y
 SBC558     180057879        02/01/99    10.125         275,000.00        Y
 SBC558     180063216        07/01/97    11.250         160,000.00        Y
 SBC558     180070369        02/01/99    10.875         220,000.00        Y
 SBC558     180072845        08/01/97     9.625         145,000.00        Y
 SBC558     180078933        08/01/97     9.375         200,000.00        Y
 SBC558     180095853        04/01/99    11.125          56,000.00        Y
 SBC558     180096273        03/01/99    10.000         160,000.00        Y
 SBC558     180099087        03/01/99    11.750          62,000.00        Y
 SBC558     180104101        03/01/99    10.500         180,000.00        Y
 SBC558     180105686        09/01/97     9.625         150,000.00        Y
 SBC558     180123739        03/01/99     9.750          90,000.00        Y
 SBC558     180124828        10/01/97     8.625          57,300.00        Y
 SBC558     180130122        05/01/99    10.500          35,000.00        Y
 SBC558     180134660        10/01/97    11.625          52,000.00        Y
 SBC558     180141798        05/01/99    10.500         210,000.00        Y
 SBC558     180143638        04/01/99    10.125          54,450.00        Y
 SBC558     180145104        04/01/99     8.625         160,000.00        Y
 SBC558     180145971        04/01/99    10.000          85,500.00        N
 SBC558     180151771        04/01/99     9.250         150,782.00        Y
 SBC558     180154734        05/01/99     9.500          75,000.00        Y
 SBC558     180166571        05/01/99    11.750          50,000.00        Y
 SBC558     180167157        05/01/99    10.250         118,000.00        Y
 SBC558     180173767        11/01/97     9.875         130,000.00        N
 SBC558     180175986        05/01/99     9.500         159,000.00        Y
 SBC558     180176612        05/01/99    10.750         255,000.00        Y
 SBC558     180176828        05/01/99    11.625         109,500.00        Y
 SBC558     180176943        05/01/99     9.875         165,000.00        Y
 SBC558     180185852        05/01/99    11.375         245,000.00        Y
 SBC558     800129173        05/01/99    10.000          47,000.00        N
 SBC558     800131542        05/01/99    10.500          82,000.00        Y
 SBC558     800135006        06/01/99     8.875          90,000.00        Y
 SBC558     800136301        05/01/99    10.000         293,000.00        Y
 SBC558     800136855        06/01/99    10.750         155,000.00        Y
 SBC558     800137937        05/01/99    10.500         235,000.00        Y
 SBC558     800140279        11/01/97     9.875         260,000.00        Y
 SBC558     800144271        06/01/99    12.750          80,000.00        Y
 SBC558     800145245        06/01/99    10.500         144,000.00        Y
 SBC558     800146268        11/01/97    10.875         111,000.00        Y
 SBC558     800150351        06/01/99    11.250          40,000.00        Y
 SBC558     800152555        11/01/97    12.125         119,000.00        Y
 SBC558     800153496        05/01/99    10.500         305,000.00        Y
 SBC558     800154064        04/01/99    12.500         146,000.00        Y
 SBC558     800155251        06/01/99     9.875         319,000.00        Y
 SBC558     800156671        05/01/99    10.000          50,000.00        Y
 SBC558     800156788        06/01/99    10.125         125,000.00        Y
 SBC558     800157182        06/01/99    12.875          57,000.00        Y
 SBC558     800159865        06/01/99    11.000         618,000.00        Y
 SBC558     800160699        06/01/99    13.500         173,000.00        Y
 SBC558     800161366        06/01/99    11.125          37,000.00        Y
 SBC558     800161564        12/01/97    11.250         128,000.00        Y
 SBC558     800162364        05/01/99    11.000         141,100.00        Y
 SBC558     800163321        06/01/99    10.125          70,000.00        Y

                                                                 Page 14 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 SBC558     800164881   AGEE ANGELA T                       123,000.00      1           1,218.06          123,000.00       80.9
 SBC558     800165938   MIGNANO MICHAEL                     225,000.00      1           1,953.78          225,000.00       65.9
 SBC558     800169054   DONEHOO TOMMY P                      60,300.00      1             597.15           60,300.00       90.0
 SBC558     800169401   ELICKER-DEVE ELLEN D                144,300.00      1           1,484.29          144,300.00       85.8
 SBC558     800169773   PAWLOWSKI THOMAS P                  131,700.00      1           1,266.66          131,700.00       84.9
 SBC558     800171324   MARTIN JOHN                         155,550.00      1           1,540.40          155,550.00       83.1
 SBC558     800171381   STACKHOUSE STEPHEN J                 64,890.00      1             575.46           64,890.00       90.0
 SBC558     800171886   SCOTT LAMONT                         94,500.00      1             882.14           94,500.00       90.0
 SBC558     800175531   CRISCI MARIA                        225,000.00      3           2,058.16          225,000.00       83.3
 SBC558     800175853   NELLIS STEVEN D                      71,120.00      3             637.31           71,120.00       80.0
 SBC558     800176596   AMADITZ THOMAS J                    112,000.00      1           1,066.60          112,000.00       80.0
 SBC558     800177065   PARKER SHERW DONNA                  691,125.00      1           6,129.05          691,125.00       75.0
 SBC558     800177552   CAMPBELL FRANCINE                    46,400.00      1             450.67           46,384.33       80.0
 SBC558     800178337   FAFRAK JOHN F                       154,800.00      1           1,488.84          154,800.00       80.0
 SBC558     800181836   MILLER SHARON L                      74,700.00      1             634.95           74,700.00       90.0
 SBC558     800182446   LORD PHILIP M                       146,500.00      1           1,245.23          146,500.00       80.4
 SBC558     800182503   BARRON DAVID R                      159,750.00      1           1,387.19          159,750.00       90.0
 SBC558     800184582   CASSIDY DEBROAH                      84,000.00      1             744.93           84,000.00       80.0
 SBC558     800184814   COVINGTON FRANCIS                   238,500.00      1           2,137.20          238,500.00       90.0
 SBC558     800185183   HWANG JO H.                          43,200.00      1             395.17           43,200.00       90.0
 SBC558     800185217   WACHTER PETER                       157,000.00      1           1,291.60          157,000.00       83.9
 SBC558     800185548   NISSLEY SCOTT A                     104,400.00      1             935.53          104,400.00       90.0
 SBC558     800185613   SCHUTT BRIAN B                       56,000.00      1             528.02           56,000.00       48.6
 SBC558     800186223   LEASON DAVID A                      105,000.00      1           1,029.80          105,000.00       75.0
 SBC558     800187247   FELIX GLORIA                        225,000.00      3           2,037.17          225,000.00       90.0
 SBC558     800187551   LANG AUDREY                          96,800.00      1             921.85           96,800.00       80.6
 SBC558     800188690   SCHAEFFER HOWARD C                  202,500.00      1           1,852.35          202,500.00       90.0
 SBC558     800189466   TRELLU JEAN DENIS                   129,600.00      1           1,185.50          129,600.00       90.0
 SBC558     800190654   SCOTT WAIDE                         223,920.00      1           2,069.24          223,920.00       80.0
 SBC558     800192577   FISHER LEO                           55,000.00      1             462.47           55,000.00       63.9
 SBC558     800193146   ALCALA MARGARET H                   140,000.00      1           1,603.58          140,000.00       77.7
 SBC558     800193625   RESH CHARLES E JR                    83,250.00      1             761.52           83,250.00       90.0
 SBC558     800193930   CONROY THOMAS J                      64,000.00      1             573.50           64,000.00       80.0
 SBC558     800194706   MUNOZ JORGE                         130,000.00      3           1,034.34          130,000.00       76.4
 SBC558     800195604   HITCHCOCK JEFFREY A.                 56,000.00      1             570.64           56,000.00       80.0
 SBC558     800196040   PRUDE JAMES S                        72,000.00      1             658.61           72,000.00       90.0
 SBC558     800196370   FLEMING DWIGHT E                     81,900.00      1             756.84           81,900.00       90.0
 SBC558     800196602   NOTTMAN DAVID ALAN                  160,000.00      1           1,374.65          160,000.00       80.0
 SBC558     800197907   BARON DAN C                         330,000.00      1           2,625.63          330,000.00       89.9
 SBC558     800198285   BLASZKA ANTHONY                     106,600.00      1             975.11          106,600.00       89.9
 SBC558     800199168   YELLETS RONALD H                     40,000.00      1             377.16           40,000.00       50.0
 SBC558     800199846   PELOQUIN DONALD E                   142,800.00      1           1,292.92          142,800.00       85.0
 SBC558     800200453   DEMKO OKSANA                         93,500.00      4             786.20           93,500.00       85.0
 SBC558     800200875   TOLBERT MYRA DELL                    50,085.00      1             407.51           50,085.00       90.0
 SBC558     800201501   SALVO ANGELA                        107,100.00      1           1,101.64          107,100.00       85.0
 SBC558     800202756   PALMER KAREN N                      165,000.00      1           1,417.60          165,000.00       62.2
 SBC558     800202822   PLATA MARIA                         132,000.00      1           1,345.08          132,000.00       73.7
 SBC558     800203275   FRANCO KEYLA                        147,000.00      1           1,427.75          147,000.00       84.9
 SBC558     800203309   BURCH MAUREEN C                     133,450.00      1           1,258.29          133,450.00       85.0
 SBC558     800206070   FOSTER SUE                           78,625.00      1             763.65           78,625.00       85.0
 SBC558     800206831   PEYTON DANNY                         68,000.00      1             628.39           68,000.00       85.0
 SBC558     800207003   NEWKIRK SANDRA A                     35,700.00      1             293.70           35,700.00       77.6
 SBC558     800207219   SLAUGHENHOUP BARBARA L               62,100.00      1             568.05           62,100.00       90.0
 SBC558     800207433   PETERSON ROBERTA J                   93,750.00      1             883.96           93,750.00       74.4
 SBC558     800208373   MERSON DANIEL L                     121,500.00      1           1,055.05          121,500.00       90.0
 SBC558     800208886   MCCLENDON MARVIN                     99,000.00      1             905.59           99,000.00       90.0
 SBC558     800209223   PANIO FRANCINE                      400,000.00      1           3,111.16          400,000.00       68.9
 SBC558     800209314   CANNON KELLI                        124,950.00      1           1,213.59          124,950.00       85.0
 SBC558     800211898   URIBE JUAN B.                       172,200.00      1           1,511.18          172,200.00       82.0

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 SBC558     800164881        12/01/97    11.500         152,000.00        Y
 SBC558     800165938        05/01/99     9.875         341,000.00        Y
 SBC558     800169054        06/01/99    11.500          67,000.00        Y
 SBC558     800169401        05/01/99    12.000         168,000.00        Y
 SBC558     800169773        06/01/99    11.125         155,000.00        Y
 SBC558     800171324        05/01/99    11.500         187,000.00        Y
 SBC558     800171381        05/01/99    10.125          72,100.00        Y
 SBC558     800171886        06/01/99    10.750         105,000.00        Y
 SBC558     800175531        11/01/97    10.500         270,000.00        Y
 SBC558     800175853        06/01/99    10.250          88,900.00        Y
 SBC558     800176596        06/01/99    11.000         140,000.00        Y
 SBC558     800177065        11/01/97    10.125         921,500.00        Y
 SBC558     800177552        11/01/97    11.250          58,000.00        Y
 SBC558     800178337        12/01/97    11.125         193,500.00        Y
 SBC558     800181836        11/01/97     9.625          83,000.00        Y
 SBC558     800182446        06/01/99     9.625         182,000.00        Y
 SBC558     800182503        11/01/97     9.875         177,500.00        Y
 SBC558     800184582        06/01/99    10.125         105,000.00        Y
 SBC558     800184814        05/01/99    10.250         265,000.00        Y
 SBC558     800185183        06/01/99    10.500          48,000.00        Y
 SBC558     800185217        06/01/99     9.250         187,000.00        Y
 SBC558     800185548        06/01/99    10.250         116,000.00        Y
 SBC558     800185613        06/01/99    10.875         115,000.00        Y
 SBC558     800186223        06/01/99    11.375         140,000.00        Y
 SBC558     800187247        12/01/97    10.375         250,000.00        Y
 SBC558     800187551        06/01/99    11.000         120,000.00        Y
 SBC558     800188690        06/01/99    10.500         225,000.00        Y
 SBC558     800189466        05/01/99    10.500         144,000.00        Y
 SBC558     800190654        06/01/99    10.625         279,900.00        Y
 SBC558     800192577        06/01/99     9.500          86,000.00        Y
 SBC558     800193146        06/01/99    13.500         180,000.00        Y
 SBC558     800193625        06/01/99    10.500          92,500.00        Y
 SBC558     800193930        06/01/99    10.250          80,000.00        Y
 SBC558     800194706        06/01/99     8.875         170,000.00        Y
 SBC558     800195604        06/01/99    11.875          70,000.00        Y
 SBC558     800196040        06/01/99    10.500          80,000.00        Y
 SBC558     800196370        06/01/99    10.625          91,000.00        Y
 SBC558     800196602        06/01/99     9.750         200,000.00        Y
 SBC558     800197907        06/01/99     8.875         367,000.00        Y
 SBC558     800198285        05/01/99    10.500         118,500.00        Y
 SBC558     800199168        06/01/99    10.875          80,000.00        Y
 SBC558     800199846        12/01/97    10.375         168,000.00        Y
 SBC558     800200453        06/01/99     9.500         110,000.00        Y
 SBC558     800200875        12/01/97     9.125          55,650.00        Y
 SBC558     800201501        06/01/99    12.000         126,000.00        Y
 SBC558     800202756        06/01/99     9.750         265,000.00        Y
 SBC558     800202822        06/01/99    11.875         179,000.00        Y
 SBC558     800203275        06/01/99    11.250         173,000.00        Y
 SBC558     800203309        12/01/97    10.875         157,000.00        Y
 SBC558     800206070        06/01/99    11.250          92,500.00        Y
 SBC558     800206831        06/01/99    10.625          80,000.00        Y
 SBC558     800207003        06/01/99     9.250          46,000.00        Y
 SBC558     800207219        06/01/99    10.500          69,000.00        Y
 SBC558     800207433        12/01/97    10.875         126,000.00        Y
 SBC558     800208373        12/01/97     9.875         135,000.00        Y
 SBC558     800208886        06/01/99    10.500         110,000.00        Y
 SBC558     800209223        12/01/97     8.625         580,000.00        Y
 SBC558     800209314        06/01/99    11.250         147,000.00        Y
 SBC558     800211898        06/01/99    10.000         210,000.00        Y

                                                                 Page 15 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 SBC558     800213050   BLAS ISMAEL                          55,675.00      1             540.75           55,675.00       85.0
 SBC558     800213076   TORONY JOSEPH L JR                   60,300.00      1             551.59           60,300.00       90.0
 SBC558     800213464   DRAKE CRAIG                          99,900.00      8             794.85           99,900.00       90.0
 SBC558     800213563   COLLINS LOIS M                       36,900.00      1             330.66           36,900.00       90.0
 SBC558     800216558   FISCHETTI RICHARD                   104,550.00      1           1,015.45          104,550.00       85.0
 SBC558     800216574   RUTZ GARY G                         184,050.00      1           1,464.38          184,050.00       90.0
 SBC558     800218240   SOBLE ROBERT L                      104,000.00      1           1,089.81          104,000.00       80.0
 SBC558     800219123   MUNOZ ORLANDO                       151,300.00      1           1,384.00          151,300.00       85.0
 SBC558     800220154   RICHARDS FRANCIS A                  204,000.00      2           1,443.90          204,000.00       75.0
            ----------------------------------------------------------                -----------------------------------------
                  127   Sale Total                       15,670,224.00                142,067.68       15,576,455.11       81.9
                  627   Total with Superior              74,999,865.00                687,368.94       74,887,022.65       79.8

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 SBC558     800213050        06/01/99    11.250          65,500.00        Y
 SBC558     800213076        06/01/99    10.500          67,000.00        Y
 SBC558     800213464        06/01/99     8.875         111,000.00        Y
 SBC558     800213563        06/01/99    10.250          41,000.00        Y
 SBC558     800216558        06/01/99    11.250         123,000.00        Y
 SBC558     800216574        12/01/97     8.875         204,500.00        Y
 SBC558     800218240        06/01/99    12.250         130,000.00        Y
 SBC558     800219123        06/01/99    10.500         178,000.00        Y
 SBC558     800220154        12/01/97     7.625         272,000.00        Y
            ------------                --------------------------
                  127                    10.390      19,359,082.00
                  627                    10.506      95,796,257.00

                                                                 Page 16 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  BS30      161409305   HANELINE WAYNE D                    113,600.00      1             934.56          113,481.76       80.0
  BS30      161414297   LEE JOHNNIE M                        52,000.00      1             500.13           51,981.95       69.3
  BS30      161420179   ROBERTS CARI                         40,000.00      1             354.73           39,965.39       32.7
  BS30      161425079   MURRIETTA LYDIA                      42,000.00      1             326.67           41,975.21       70.0
  BS30      161425871   CARROLL CHRISTOPHE G                126,000.00      1           1,059.48          125,938.02       80.0
  BS30      161426135   BENSON CHARLES R                    116,400.00      1           1,130.55          116,347.39       84.3
  BS30      161426945   WILLIAMS LONNIE L                    40,500.00      3             355.42           40,482.08       75.0
  BS30      161428115   LOVE-TUCKER JOHNNIE SUE              56,300.00      1             494.07           56,249.99       66.1
  BS30      161429022   YAMANI MOHAMAD                      108,000.00      3             888.49          107,944.01       80.0
  BS30      161429402   DANG TUONG                          144,328.00      1           1,226.77          144,258.86       79.9
  BS30      161430384   CAPPELLO GLENN                       35,000.00      1             320.16           34,972.06       63.6
  BS30      161430400   CAPPELLO GLENN                       45,500.00      4             416.21           45,463.68       70.0
  BS30      161433701   PURSER DAVID L                       45,600.00      1             499.98           45,578.40       80.0
  BS30      161434220   KASH MAHER Z                         81,000.00      1             725.84           80,931.78       90.0
  BS30      161437017   BRENNER JANICE M                     60,000.00      1             588.46           60,000.00       75.0
  BS30      161437355   SCHULTA ROBIN A                      94,700.00      1             910.81           94,667.14       84.9
  BS30      161440417   SHOAFF DAVID B                      113,347.00      8           1,058.07          113,304.33       83.9
  BS30      161441399   MANLEY LINDA C                      127,600.00      1           1,251.46          127,558.08       80.0
  BS30      161442157   CAREW THOMAS J                       72,000.00      1             579.33           71,960.67       80.0
  BS30      161442785   VICKERS JOHN E                      249,900.00      1           2,078.54          249,773.80       89.2
  BS30      161443361   LOFGREN JENNIFER H                   91,500.00      1             695.47           91,443.12       75.0
  BS30      161443742   WASHINGTON ALFRED M                  33,700.00      1             324.12           33,688.31       74.8
  BS30      161444005   RAMOS ANGEL M                        70,550.00      1             665.21           70,488.19       85.0
  BS30      161444161   WHEDBEE JAMIE                       121,750.00      8           1,194.09          121,710.00       75.5
  BS30      161444898   HARNESS W WILLIAM JR                 78,750.00      1             713.01           78,685.42       74.2
  BS30      161445044   SIMON MONICA                         82,000.00      1             742.43           81,932.77       68.3
  BS30      161445242   SCHMIDT MICHAEL ANTHONY             105,300.00      1             895.04          105,249.55       90.0
  BS30      161445366   ZACCONE DEDRA                       112,000.00      1           1,228.01          112,000.00       80.0
  BS30      161445473   ROBINSON ROY E JR                   134,700.00      1           1,095.96          134,628.32       80.9
  BS30      161445937   ONZO FRANK                          355,500.00      1           2,892.47          355,310.81       90.0
  BS30      161447511   DAHLGREN KAREN E                    120,000.00      1             933.35          119,929.15       38.7
  BS30      161447685   RACELIS FELICIANO E                 124,000.00      8           1,299.39          123,966.44       79.1
  BS30      161448717   RAIMI JENNIFER                      160,000.00      1           1,287.40          160,000.00       80.0
  BS30      161448998   RAGLAND RANDOLPH R                   46,800.00      1             428.10           46,762.64       90.0
  BS30      161450697   BATENBURG JR R M                    207,400.00      8           1,762.88          207,300.64       85.0
  BS30      161452040   PARRISH BRUCE E JR                  147,000.00      1           1,317.27          147,000.00       89.0
  BS30      161452263   YOUSEF TAHER                        149,400.00      1           1,256.24          149,326.51       90.0
  BS30      161452628   VAN NGUYEN CHIEU                    149,600.00      8           1,230.72          149,522.45       80.0
  BS30      161452826   ENGEL BRETT E                        71,920.00      1             611.31           71,850.82       80.0
  BS30      161453824   MAVOR CAREY WAYNE                   105,300.00      1             933.83          105,254.64       74.1
  BS30      161454384   ENGEL SHARRON S                      64,500.00      1             632.59           64,478.82       75.0
  BS30      161454665   HARO MARIA M                         80,000.00      1             754.31           79,970.69       76.5
  BS30      161454996   MCAFEE MICHAEL R                     81,000.00      1             756.12           80,938.73       64.8
  BS30      161455191   LEWELLYN JOHN M                      83,200.00      1             912.24           83,160.65       80.0
  BS30      161456348   MCDONALD ANTHONY                    245,500.00      1           2,086.73          245,382.38       77.9
  BS30      161456850   WELCH DEAN M                        108,000.00      1             947.78          107,952.22       80.0
  BS30      161457171   ARIEMMA STEPHEN                     245,000.00      8           2,402.88          244,919.53       47.1
  BS30      161458070   GOLD MICHAEL                        275,000.00      1           2,515.54          274,890.71       89.9
  BS30      161460035   STRUCK FREDERICK A                   90,000.00      1             606.35           90,000.00       77.5
  BS30      161460480   AL-GHAZALY HAITHAM                  105,300.00      3             895.04          105,198.70       90.0
  BS30      161460548   DAVIS CHARLES D                     191,200.00      1           2,003.58          191,148.25       74.9
            ----------------------------------------------------------                -----------------------------------------
                   51   Sale Total                        5,799,645.00                 51,719.19        5,796,925.06       78.7

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  BS30      161409305        04/01/99     9.250         142,000.00        Y
  BS30      161414297        04/01/99    11.125          75,000.00        Y
  BS30      161420179        09/01/97    10.125         122,000.00        Y
  BS30      161425079        10/01/97     8.625          60,000.00        N
  BS30      161425871        04/01/99     9.500         157,500.00        Y
  BS30      161426135        04/01/99    11.500         138,000.00        Y
  BS30      161426945        10/01/97    10.000          54,000.00        Y
  BS30      161428115        10/01/97    10.000          85,100.00        Y
  BS30      161429022        04/01/99     9.250         135,000.00        Y
  BS30      161429402        10/01/97     9.625         180,411.00        Y
  BS30      161430384        04/01/99    10.500          55,000.00        N
  BS30      161430400        04/01/99    10.500          65,000.00        N
  BS30      161433701        04/01/99    12.875          57,000.00        Y
  BS30      161434220        04/01/99    10.250          90,000.00        Y
  BS30      161437017        05/01/99    11.375          80,000.00        Y
  BS30      161437355        04/01/99    11.125         111,500.00        Y
  BS30      161440417        04/01/99    10.750         135,000.00        Y
  BS30      161441399        04/01/99    11.375         159,500.00        Y
  BS30      161442157        04/01/99     9.000          90,000.00        Y
  BS30      161442785        10/01/97     9.375         280,000.00        Y
  BS30      161443361        10/01/97     8.375         122,000.00        Y
  BS30      161443742        04/01/99    11.125          45,000.00        Y
  BS30      161444005        04/01/99    10.875          83,000.00        Y
  BS30      161444161        04/01/99    11.375         161,112.00        Y
  BS30      161444898        04/01/99    10.375         106,000.00        Y
  BS30      161445044        04/01/99    10.375         120,000.00        Y
  BS30      161445242        10/01/97     9.625         117,000.00        Y
  BS30      161445366        05/01/99    12.875         140,000.00        Y
  BS30      161445473        10/01/97     9.125         166,500.00        Y
  BS30      161445937        10/01/97     9.125         395,000.00        Y
  BS30      161447511        04/01/99     8.625         310,000.00        Y
  BS30      161447685        04/01/99    12.250         156,628.00        Y
  BS30      161448717        05/01/99     9.000         200,000.00        Y
  BS30      161448998        04/01/99    10.500          52,000.00        Y
  BS30      161450697        10/01/97     9.625         244,000.00        Y
  BS30      161452040        05/01/99    10.250         165,000.00        Y
  BS30      161452263        10/01/97     9.500         166,000.00        Y
  BS30      161452628        04/01/99     9.250         187,000.00        Y
  BS30      161452826        04/01/99     9.625          89,900.00        Y
  BS30      161453824        10/01/97    10.125         142,000.00        Y
  BS30      161454384        04/01/99    11.375          86,000.00        Y
  BS30      161454665        10/01/97    10.875         104,500.00        Y
  BS30      161454996        04/01/99    10.750         125,000.00        Y
  BS30      161455191        04/01/99    12.875         104,000.00        Y
  BS30      161456348        10/01/97     9.625         315,000.00        Y
  BS30      161456850        04/01/99    10.000         135,000.00        Y
  BS30      161457171        04/01/99    11.375         520,000.00        Y
  BS30      161458070        04/01/99    10.500         305,590.00        Y
  BS30      161460035        11/01/97     7.125         116,000.00        Y
  BS30      161460480        10/01/97     9.625         117,000.00        Y
  BS30      161460548        04/01/99    12.250         255,000.00        Y
            ------------                --------------------------
                   51                    10.181       7,623,241.00

                                                                 Page 17 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 BSC32P     180052862   MORALES LEONER                       58,800.00      1             494.42           58,653.09       80.0
 BSC32P     180077406   ELLIS E CHARLES                      72,000.00      1             625.21           71,867.54       80.0
 BSC32P     180080806   MACE BONNIE M                        76,500.00      1             685.52           76,402.93       90.0
 BSC32P     180084782   DEFILLIPPIS YVONNE                   49,725.00      1             473.54           49,618.16       85.0
 BSC32P     180099798   VARLEY EDWARD                        52,000.00      1             505.06           51,964.72       80.0
 BSC32P     180101321   HIGHT MICHAEL W                      78,410.00      1             739.32           78,381.27       85.6
 BSC32P     180101875   REYES MICHAEL                       176,000.00      1           1,742.91          175,886.98       80.0
 BSC32P     180104416   CAPONE NANCY                         93,600.00      1           1,008.04           93,576.71       80.0
 BSC32P     180105975   AVERY MICHAEL L                     110,000.00      1             945.07          109,844.78       73.8
 BSC32P     180106171   MOGILSKI ROBERT                     126,650.00      1           1,230.10          126,607.24       85.0
 BSC32P     180109225   TURNER KEITH A                      246,700.00      1           2,164.97          246,445.49       89.9
 BSC32P     180109704   FORRESTER JEAN                      130,500.00      1           1,038.32          130,426.84       73.5
 BSC32P     180110389   GORITY ROBERT D SR                   27,080.00      1             250.25           27,058.95       85.9
 BSC32P     180110587   BROWN BRENDA D                       93,150.00      1             852.08           93,112.98       90.0
 BSC32P     180111098   CHARLES JENNIFER                    152,000.00      1           1,376.22          151,937.95       80.0
 BSC32P     180113375   JOSEPH JETRIS MERIE                 225,000.00      3           2,058.16          224,820.40       90.0
 BSC32P     180114365   NADOLNY MARCELLA                    190,000.00      1           1,863.45          189,874.59       73.0
 BSC32P     180116071   POLISI MARIAELENA                   110,500.00      1           1,052.32          110,460.60       85.0
 BSC32P     180116477   VANDERWATERE ROBERT                 242,900.00      3           1,932.62          242,763.83       70.0
 BSC32P     180118879   GOTTESMAN ABRAHAM                    95,000.00      3             940.78           94,969.64       38.0
 BSC32P     180119703   VICARO ELIZABETH ANN                 92,650.00      1             838.86           92,574.03       85.0
 BSC32P     180119885   BECK JOSEPH P                        97,500.00      1           1,002.90           97,443.92       75.0
 BSC32P     180121048   KEHOE DONALD W                      230,000.00      1           1,997.20          229,895.51       80.0
 BSC32P     180121667   HAWKINS TERESA J                     74,250.00      1             631.12           74,177.68       90.0
 BSC32P     180124216   WALLACE REGINALD                    151,300.00      1           1,327.77          151,233.06       85.0
 BSC32P     180128050   ELALFY HELEN                         80,000.00      3             822.89           79,977.11       80.0
 BSC32P     180132284   SILVERBERG MARTA C                  220,000.00      1           1,672.16          220,000.00       69.2
 BSC32P     180133274   KATICH FRANK J III                   90,500.00      1             810.97           90,423.78       83.7
 BSC32P     180134090   GALVIS A MAURICE                    108,000.00      1           1,142.17          107,971.58       80.0
 BSC32P     180134231   CHARLES WILLIS J                    214,340.00      1           1,782.78          214,122.66       70.0
 BSC32P     180134306   KAUTTER MARK                         33,600.00      1             316.81           33,587.69       75.0
 BSC32P     180134892   COLANTUONO EMIL G                   191,250.00      1           1,320.92          191,250.00       85.0
 BSC32P     180136632   THOMPSON DENNIS                     100,300.00      1             870.95          100,208.50       85.0
 BSC32P     180142358   DEVANEY CARRIE JEAN                  46,000.00      7             522.62           45,956.55       69.6
 BSC32P     180142549   SILVESTER LUIS G.                   123,500.00      5           1,234.80          123,461.61       85.1
 BSC32P     180142846   THOMPSON CATHERINE F                112,500.00      1           1,029.08          112,410.20       90.0
 BSC32P     180143893   NAIMOLI ANGELA                      135,900.00      1           1,217.80          135,843.01       90.0
 BSC32P     180145005   STORMS WILLIAM D JR                  90,000.00      1             806.49           90,000.00       90.0
 BSC32P     180145732   CABELL KARIN M                       19,350.00      1             177.00           19,342.31       90.0
 BSC32P     180147654   GERMAN PIERRE ANDRE                 106,250.00      1           1,001.82          106,250.00       85.0
 BSC32P     180148389   SPENCER GARFIELD                     49,725.00      1             450.21           49,704.70       85.0
 BSC32P     180148876   ASCOLESI JUDY                       161,100.00      1           1,473.65          161,035.98       90.0
 BSC32P     180149387   MOORE EMMY                           35,000.00      1             387.17           34,992.00       27.7
 BSC32P     180149783   LOUIS PHENOLD J                     117,000.00      1           1,081.19          116,954.75       90.0
 BSC32P     180150799   DELANEY ROBERT D                     90,000.00      1             781.51           89,917.90       90.0
 BSC32P     180152019   KAYAL JAMES A                        49,000.00      1             480.57           48,967.67       69.5
 BSC32P     180156275   SOBEK LESLIE S                       80,000.00      1             608.06           79,900.20       80.0
 BSC32P     180163974   WILLIAMS JESSE J                    108,000.00      1             967.79          107,954.71       90.0
 BSC32P     180165094   MATCHETT INELL HOLMES                50,310.00      1             446.16           50,266.48       90.0
            ----------------------------------------------------------                -----------------------------------------
                   49   Sale Total                        5,463,840.00                 49,181.78        5,460,498.28       80.9
                  100   Total with Banco Santander       11,263,485.00                100,900.97       11,257,423.34       79.8

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 BSC32P     180052862        01/01/99     9.500          73,500.00        Y
 BSC32P     180077406        02/01/99     9.875          90,000.00        Y
 BSC32P     180080806        02/01/99    10.250          85,000.00        Y
 BSC32P     180084782        02/01/99    11.000          58,500.00        Y
 BSC32P     180099798        03/01/99    11.250          65,000.00        Y
 BSC32P     180101321        04/01/99    10.875          91,500.00        Y
 BSC32P     180101875        03/01/99    11.500         220,000.00        Y
 BSC32P     180104416        04/01/99    12.625         117,000.00        Y
 BSC32P     180105975        09/01/97     9.750         149,000.00        Y
 BSC32P     180106171        04/01/99    11.250         149,000.00        Y
 BSC32P     180109225        03/01/99    10.000         274,156.00        Y
 BSC32P     180109704        10/01/97     8.875         177,500.00        Y
 BSC32P     180110389        03/01/99    10.625          31,500.00        Y
 BSC32P     180110587        04/01/99    10.500         103,500.00        Y
 BSC32P     180111098        04/01/99    10.375         190,000.00        Y
 BSC32P     180113375        03/01/99    10.500         250,000.00        Y
 BSC32P     180114365        03/01/99    11.375         260,000.00        Y
 BSC32P     180116071        04/01/99    11.000         130,000.00        Y
 BSC32P     180116477        04/01/99     8.875         347,000.00        Y
 BSC32P     180118879        05/01/99    11.500         250,000.00        Y
 BSC32P     180119703        10/01/97    10.375         109,000.00        Y
 BSC32P     180119885        03/01/99    12.000         130,000.00        Y
 BSC32P     180121048        10/01/97     9.875         287,500.00        Y
 BSC32P     180121667        10/01/97     9.625          82,500.00        Y
 BSC32P     180124216        04/01/99    10.000         178,000.00        Y
 BSC32P     180128050        04/01/99    12.000         100,000.00        Y
 BSC32P     180132284        05/01/99     8.375         317,500.00        Y
 BSC32P     180133274        03/01/99    10.250         108,000.00        Y
 BSC32P     180134090        04/01/99    12.375         135,000.00        Y
 BSC32P     180134231        10/01/97     9.375         306,200.00        Y
 BSC32P     180134306        04/01/99    10.875          44,800.00        Y
 BSC32P     180134892        11/01/97     7.375         225,000.00        Y
 BSC32P     180136632        04/01/99     9.875         118,000.00        Y
 BSC32P     180142358        04/01/99    12.500          66,000.00        Y
 BSC32P     180142549        04/01/99    11.625         145,000.00        Y
 BSC32P     180142846        04/01/99    10.500         125,000.00        Y
 BSC32P     180143893        10/01/97    10.250         151,000.00        Y
 BSC32P     180145005        05/01/99    10.250         100,000.00        Y
 BSC32P     180145732        05/01/99    10.500          21,500.00        Y
 BSC32P     180147654        05/01/99    10.875         125,000.00        Y
 BSC32P     180148389        10/01/97    10.375          58,500.00        Y
 BSC32P     180148876        04/01/99    10.500         179,000.00        Y
 BSC32P     180149387        04/01/99    13.000         126,000.00        Y
 BSC32P     180149783        04/01/99    10.625         130,000.00        Y
 BSC32P     180150799        04/01/99     9.875         100,000.00        Y
 BSC32P     180152019        04/01/99    11.375          70,500.00        Y
 BSC32P     180156275        04/01/99     8.375         100,000.00        Y
 BSC32P     180163974        04/01/99    10.250         120,000.00        Y
 BSC32P     180165094        04/01/99    10.125          55,900.00        Y
            ------------                --------------------------
                   49                    10.281       6,927,056.00
                  100                    10.230      14,550,297.00

                                                                 Page 18 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC164     180003220   BUTLER JOSEPH L                      35,000.00      1             356.22           34,808.65       43.7
 MLC164     180015281   RODRIGUEZ ALFREDO                   132,000.00      3           1,170.61          131,710.87       75.0
 MLC164     180024887   MOORE STEPHEN D                      48,750.00      1             427.82           48,684.75       75.0
 MLC164     180026718   SAWYER ESTHER H                      92,700.00      1             873.59           92,442.05       90.0
 MLC164     180053449   MOORE NANCY A                        55,250.00      1             520.95           55,167.90       85.0
 MLC164     180064248   KIM MI JIN                           89,500.00      1             777.17           89,293.34       85.2
 MLC164     180078024   MORRIS SYLVIA                        59,150.00      1             563.30           59,064.47       65.0
 MLC164     180078792   RUNU FAREENA W                      152,000.00      3           1,305.91          151,785.53       79.6
 MLC164     180083321   WILLIAMS MARY ANN                   132,300.00      1           1,210.20          132,194.40       90.0
 MLC164     180085094   MEHTA PRAVIN C.                     166,500.00      1           1,295.02          166,302.69       90.0
 MLC164     180091142   LEE JUNG W                          201,450.00      1           1,937.51          201,380.10       85.0
 MLC164     180091902   TELAHUN SOLOMON                     613,615.00      1           5,103.74          613,305.13       85.1
 MLC164     180097271   CARD JOYCE                           60,000.00      1             466.67           59,856.79       68.9
 MLC164     180097404   MUNN MARK S                          83,700.00      3             765.64           83,666.74       90.0
 MLC164     180098766   TRONCO DANIEL A SR                  108,000.00      1             927.89          107,847.60       79.4
 MLC164     180101446   FORCHIELLI CATHY                    102,510.00      1             943.45          102,388.70       85.4
 MLC164     180101800   FRAWLEY TIMOTHY P                   100,000.00      1           1,106.20           99,977.13       49.2
 MLC164     180103236   VAINIERI ANTHONY JR                 170,000.00      1           1,618.95          169,939.38       85.0
 MLC164     180105348   CANFIELD HEIDI M                    186,150.00      1           1,808.00          186,023.73       85.0
 MLC164     180107039   BERRIOS HECTOR                      109,900.00      1             924.10          109,845.94       70.0
 MLC164     180110454   MARKE RUZADI                         72,960.00      1             567.48           72,916.92       80.0
 MLC164     180110991   MILLARD GLENN A                      70,200.00      1             599.26           70,133.19       90.0
 MLC164     180118606   DERAFFAELE JOANN                     48,000.00      1             466.21           47,983.79       80.0
 MLC164     180121121   CORLETO BRIAN D                     105,000.00      1           1,049.83          105,000.00       75.0
 MLC164     180123952   ESPOSITO TONIANN                    208,000.00      3           1,787.04          207,805.13       80.0
 MLC164     180125148   CASTRO JOSEPH F JR                   95,625.00      1             956.10           95,595.27       85.0
 MLC164     180125742   LORENZI FRANK P                     152,000.00      1           1,278.10          151,925.23       73.4
 MLC164     180126203   SIMON THERESA M                     121,550.00      1           1,297.25          121,550.00       85.0
 MLC164     180127532   HOLLEY JOHN A                       100,750.00      1           1,065.50          100,750.00       65.0
 MLC164     180128027   RALPH TONEY                          92,225.00      1             750.38           92,126.45       84.2
 MLC164     180128746   SALM JOSEPH F                        72,000.00      1             645.19           71,969.81       90.0
 MLC164     180129223   LEE KATHLEEN A                      160,000.00      1           1,374.65          159,925.35       71.1
 MLC164     180130379   GALATOLO ROBERT                      45,000.00      1             411.63           44,964.08       90.0
 MLC164     180130809   CAMPANILE PATRICIA                  153,000.00      1           1,544.40          152,953.73       82.7
 MLC164     180130858   DIPPMAN RUSSELL T                   212,500.00      1           2,023.69          212,347.76       85.0
 MLC164     180133464   DECKARD ART W                        53,450.00      1             560.10           53,435.54       80.9
 MLC164     180134355   BARNES KENNETH H JR                  48,750.00      1             482.77           48,734.42       75.0
 MLC164     180135204   BOUNTINAS JOHN                      220,000.00      3           1,711.14          219,870.11       89.7
 MLC164     180135329   PRICE JOSEPH H                       44,000.00      1             439.93           43,952.27       48.8
 MLC164     180135535   WEIS MARTIN A                        99,200.00      1             870.55           99,156.12       80.0
 MLC164     180135733   RHEN LEE K                           42,350.00      1             435.62           42,337.88       80.9
 MLC164     180136764   GRAU CYNTHIA                        193,100.00      1           1,694.59          193,100.00       74.9
 MLC164     180138786   WORMLY VERNA V                       84,906.00      1             737.28           84,906.00       90.0
 MLC164     180139693   BARNES CRAIG C                       85,000.00      1             785.48           84,967.12       85.0
 MLC164     180140949   OWEN LINDA M                        121,800.00      5             947.35          121,728.09       70.0
 MLC164     180140964   OLIVERI MELCHIORRA                   81,450.00      1             722.32           81,414.91       90.0
 MLC164     180142341   MEYERS GLEN                         135,150.00      1           1,223.66          135,150.00       85.0
 MLC164     180144784   GILLIGAN MICHAEL S                   47,950.00      1             364.45           47,920.20       70.0
 MLC164     180145096   JACKSON TREBOR J                     64,350.00      1             576.64           64,323.02       90.0
 MLC164     180145146   BAILEY JESSE L                       62,900.00      8             563.65           62,873.62       89.9
 MLC164     180146375   BLACKMON BOBBY DALE                  58,500.00      7             613.81           58,434.63       90.0
 MLC164     180146425   BAKER WILLIAM M JR                   61,200.00      1             514.60           61,200.00       90.0
 MLC164     180147837   GARDNER CURTIS L                    172,800.00      1           1,374.87          172,800.00       80.0
 MLC164     180149346   HOLCOMB JOANNE                       95,850.00      1             876.78           95,811.91       87.9
 MLC164     180149841   SIGLER GERALDINE A                  120,000.00      1           1,292.36          119,970.14       80.0
 MLC164     180150138   RIVIER JENNIFER                     169,150.00      1           1,675.08          169,095.94       85.0
 MLC164     180150930   REINIER MICHAEL J                    56,185.00      1             447.03           56,153.50       85.1
 MLC164     180151359   HENDERSON JAMES G                   240,500.00      1           2,132.81          240,500.00       78.8
 MLC164     180151516   REINHART MICHAEL K                   73,600.00      1             632.34           73,531.04       80.0

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 MLC164     180003220        09/01/97    11.875          80,000.00        Y
 MLC164     180015281        12/01/97    10.125         176,000.00        Y
 MLC164     180024887        02/01/99    10.000          65,000.00        N
 MLC164     180026718        11/01/97    10.875         103,000.00        Y
 MLC164     180053449        01/01/99    10.875          65,000.00        Y
 MLC164     180064248        12/01/97     9.875         105,000.00        Y
 MLC164     180078024        02/01/99    11.000          91,000.00        Y
 MLC164     180078792        02/01/99     9.750         190,800.00        N
 MLC164     180083321        03/01/99    10.500         147,000.00        Y
 MLC164     180085094        09/01/97     8.625         185,000.00        Y
 MLC164     180091142        10/01/97    11.125         237,000.00        Y
 MLC164     180091902        10/01/97     9.375         721,000.00        Y
 MLC164     180097271        08/01/97     8.625          87,000.00        Y
 MLC164     180097404        04/01/99    10.500          93,000.00        Y
 MLC164     180098766        03/01/99     9.750         136,000.00        Y
 MLC164     180101446        08/01/97    10.575         120,000.00        Y
 MLC164     180101800        04/01/99    13.000         203,000.00        Y
 MLC164     180103236        05/01/99    11.000         200,000.00        Y
 MLC164     180105348        04/01/99    11.250         219,000.00        Y
 MLC164     180107039        10/01/97     9.500         157,000.00        Y
 MLC164     180110454        10/01/97     8.625          91,200.00        Y
 MLC164     180110991        10/01/97     9.675          78,000.00        Y
 MLC164     180118606        11/01/97    11.250          60,000.00        Y
 MLC164     180121121        05/01/99    11.625         140,000.00        Y
 MLC164     180123952        04/01/99     9.750         260,000.00        Y
 MLC164     180125148        04/01/99    11.625         112,500.00        Y
 MLC164     180125742        04/01/99     9.500         207,000.00        Y
 MLC164     180126203        05/01/99    12.500         143,000.00        Y
 MLC164     180127532        05/01/99    12.375         155,000.00        Y
 MLC164     180128027        09/01/97     9.125         109,500.00        Y
 MLC164     180128746        04/01/99    10.250          80,000.00        Y
 MLC164     180129223        05/01/99     9.750         225,000.00        Y
 MLC164     180130379        04/01/99    10.500          50,000.00        Y
 MLC164     180130809        04/01/99    11.750         185,000.00        Y
 MLC164     180130858        04/01/99    11.000         250,000.00        Y
 MLC164     180133464        04/01/99    12.250          66,000.00        Y
 MLC164     180134355        04/01/99    11.500          65,000.00        Y
 MLC164     180135204        10/01/97     8.625         245,000.00        Y
 MLC164     180135329        10/01/97    11.625          90,000.00        Y
 MLC164     180135535        04/01/99    10.000         124,000.00        Y
 MLC164     180135733        04/01/99    12.000          52,300.00        Y
 MLC164     180136764        05/01/99    10.000         257,500.00        Y
 MLC164     180138786        11/01/97     9.875          94,340.00        Y
 MLC164     180139693        10/01/97    10.625         100,000.00        Y
 MLC164     180140949        05/01/99     8.625         174,000.00        N
 MLC164     180140964        05/01/99    10.125          90,500.00        Y
 MLC164     180142341        11/01/97    10.375         159,000.00        Y
 MLC164     180144784        04/01/99     8.375          68,500.00        N
 MLC164     180145096        04/01/99    10.250          71,500.00        Y
 MLC164     180145146        05/01/99    10.250          69,900.00        Y
 MLC164     180146375        05/01/99    11.250          65,000.00        Y
 MLC164     180146425        05/01/99     9.500          68,000.00        Y
 MLC164     180147837        11/01/97     8.875         216,000.00        Y
 MLC164     180149346        04/01/99    10.500         109,000.00        Y
 MLC164     180149841        05/01/99    12.625         150,000.00        Y
 MLC164     180150138        04/01/99    11.500         199,000.00        Y
 MLC164     180150930        04/01/99     8.875          65,999.00        Y
 MLC164     180151359        11/01/97    10.125         305,000.00        Y
 MLC164     180151516        04/01/99     9.750          92,000.00        Y

                                                                 Page 19 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
 MLC164     180151987   GROSSMAN YITZCHOK I                 499,000.00      1           4,105.15          499,000.00       71.2
 MLC164     180154197   JACKSON-HEAD DEVONE                  68,000.00      1             719.15           68,000.00       80.0
 MLC164     180154924   ROCCO GENNARO                        50,210.00      1             440.63           50,210.00       80.9
 MLC164     180155681   CARUSO ENRICO                       147,500.00      1           1,121.11          147,408.32       85.5
 MLC164     180156473   BRINSKY THOMAS S                    180,000.00      1           1,816.94          180,000.00       80.0
 MLC164     180156820   JOHNSON DAVID                       105,000.00      4             854.31          105,000.00       80.7
 MLC164     180157075   BURNS PATRICK                        64,000.00      1             639.90           64,000.00       68.0
 MLC164     180157612   ROLLE SYLVIA                         52,700.00      1             496.90           52,680.69       85.0
 MLC164     180158883   COLQUITT RONALD                      34,450.00      1             305.51           34,420.20       89.9
 MLC164     180160194   MOONEY WILLIAM M                    198,000.00      1           1,575.38          198,000.00       90.0
 MLC164     180162273   MITCHELL MICHAEL                    112,200.00      1           1,068.51          112,159.99       85.0
 MLC164     180163180   JONES MILTON WAYNE                   55,920.00      1             475.31           55,811.56       80.0
 MLC164     180164444   SILBER ZALMAN                       399,000.00      3           3,501.51          399,000.00       70.0
 MLC164     180167520   BRUNO VICTOR II                     180,000.00      3           1,513.54          180,000.00       90.0
 MLC164     180167546   MCCLAREN JOANN                       57,600.00      4             526.89           57,577.11       60.0
 MLC164     180167819   SMITH CHRISTINE                      57,600.00      1             586.94           57,600.00       80.0
 MLC164     180167934   SWETAVAGE JOSEPH J                   46,500.00      1             353.43           46,471.10       66.4
 MLC164     180168726   CROSBY EDNA I                        55,200.00      1             494.65           55,200.00       77.7
 MLC164     180168783   CRAWFORD RICHARD                    133,450.00      1           1,245.73          133,450.00       85.0
 MLC164     180169369   MOORE RUSSELL                       139,500.00      3           1,211.35          139,500.00       90.0
 MLC164     180169898   VAZZANO FRANK II                    213,300.00      1           2,011.18          213,300.00       90.0
 MLC164     180170052   IMBRO JOSEPH                        111,350.00      1           1,008.17          111,350.00       85.0
 MLC164     180173197   MCCANS ALAN L                        76,500.00      1             679.84           76,467.22       90.0
 MLC164     180173668   KRASLEY RICHARD                     172,000.00      1           1,885.87          171,959.55       80.0
 MLC164     180173890   SPINDELL RONALD                     148,500.00      1           1,386.22          148,500.00       90.0
 MLC164     180175457   MORELLS LISA B                       50,150.00      1             477.59           50,150.00       85.0
 MLC164     180176299   SAMMOND PATRICIA A                  104,000.00      1           1,109.95          104,000.00       65.0
 MLC164     180176745   DIAZ NICHOLAS A                      93,500.00      1             864.03           93,463.83       85.0
 MLC164     180178170   WALTERS VALERIE                     234,000.00      3           2,184.35          233,911.90       90.0
 MLC164     180180341   JACOBS ROBERTA J                     72,000.00      1             651.89           72,000.00       90.0
 MLC164     800187502   HAMZAH LEONA                         46,750.00      1             393.10           46,727.00       85.0
            ----------------------------------------------------------                -----------------------------------------
                   90   Sale Total                       10,797,306.00                 97,299.89       10,792,317.53       81.2
                   90   Total with Merrill Lynch         10,797,306.00                 97,299.89       10,792,317.53       81.2

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
 MLC164     180151987        05/01/99     9.250         700,000.00        Y
 MLC164     180154197        11/01/97    12.375          85,000.00        Y
 MLC164     180154924        05/01/99    10.000          62,000.00        Y
 MLC164     180155681        11/01/97     8.375         172,500.00        Y
 MLC164     180156473        11/01/97    11.750         225,000.00        Y
 MLC164     180156820        11/01/97     9.125         130,000.00        Y
 MLC164     180157075        05/01/99    11.625          94,000.00        Y
 MLC164     180157612        04/01/99    10.875          62,000.00        Y
 MLC164     180158883        10/01/97    10.125          38,300.00        Y
 MLC164     180160194        11/01/97     8.875         220,000.00        Y
 MLC164     180162273        04/01/99    11.000         132,000.00        Y
 MLC164     180163180        04/01/99     9.625          69,900.00        Y
 MLC164     180164444        05/01/99    10.000         570,000.00        N
 MLC164     180167520        05/01/99     9.500         200,000.00        Y
 MLC164     180167546        05/01/99    10.500          96,000.00        N
 MLC164     180167819        11/01/97    11.875          72,000.00        Y
 MLC164     180167934        05/01/99     8.375          70,000.00        Y
 MLC164     180168726        05/01/99    10.250          71,000.00        Y
 MLC164     180168783        05/01/99    10.750         157,000.00        Y
 MLC164     180169369        11/01/97     9.875         155,000.00        Y
 MLC164     180169898        05/01/99    10.875         237,000.00        Y
 MLC164     180170052        11/01/97    10.375         131,000.00        Y
 MLC164     180173197        05/01/99    10.150          85,000.00        Y
 MLC164     180173668        05/01/99    12.875         215,000.00        Y
 MLC164     180173890        05/01/99    10.750         165,000.00        Y
 MLC164     180175457        05/01/99    11.000          59,000.00        Y
 MLC164     180176299        05/01/99    12.500         160,000.00        Y
 MLC164     180176745        11/01/97    10.625         110,000.00        Y
 MLC164     180178170        05/01/99    10.750         260,000.00        Y
 MLC164     180180341        05/01/99    10.375          80,000.00        Y
 MLC164     800187502        05/01/99     9.500          55,000.00        Y
            ------------                --------------------------
                   90                    10.299      13,463,239.00
                   90                    10.299      13,463,239.00

                                                                 Page 20 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  CPIAR         25908   KOMAREK RICHARD K                    98,100.00      1             734.16           81,081.88       79.7
  CPIAR         28159   COLEMAN VONCEIL Y                   114,400.00      1             883.92           98,190.41       89.7
  CPIAR         28282   FIORESI PETER J                     117,600.00      1             909.32          101,012.29       78.4
  CPIAR         31963   PETERSON SANDRA                      85,500.00      1             652.75           78,822.30       89.0
  CPIAR         47142   HOWELL JANET L                      120,000.00      1             908.74          110,133.99       70.5
  CPIAR         48868   MC DONNELL ALICE M                   70,000.00      1             514.81           63,741.32       28.2
  CPIAR         50682   SEFCIK SALLY A                       23,200.00      2             176.72           21,704.28       76.8
  CPIAR         51086   BAKER WILLIAM N                     207,000.00      1           1,520.45          193,657.92       79.4
  CPIAR         51516   CONNERY MICHAEL J                   353,000.00      1           2,678.33          330,649.91       44.1
  CPIAR         53116   FREGEAU WAYNE E                     148,800.00      1           1,122.97          139,593.88       74.4
  CPIAR         54791   SERFLING JOHN L                      49,500.00      2             323.45           39,863.33       79.8
  CPIAR         54809   ZILINSKY PATRICIA R                 105,000.00      1             809.58           99,868.25       82.6
  CPIAR         55475   KRIPS JAMES R SR                     95,000.00      1             286.78           23,069.95       73.0
  CPIAR         55566   ZACCARI CAROL                        59,000.00      1             374.78           47,052.53       58.4
  CPIAR         55673   BEUSSE JAMES W                      160,000.00      1           1,201.22          151,766.54       82.0
  CPIAR         55798   CURIN RICHARD                       150,000.00      1           1,090.74          142,151.13       56.6
  CPIAR         55905   TALLEY JOHN S SR                    103,000.00      3             773.95           97,874.45       78.0
  CPIAR         55954   THOM ROBERT K                        99,000.00      1             745.48           94,187.16       79.8
  CPIAR         55996   MILEWSKI EDWARD R                    56,500.00      1             419.89           53,671.54       35.3
  CPIAR         56010   MALKUSAK FRIEDA                      47,200.00      2             355.47           44,641.07       80.0
  CPIAR         56242   WOOD KINGSLEY JR                     42,300.00      2             317.44           40,143.54       90.0
  CPIAR         56598   HENNING CLYDE L                      40,000.00      1             300.18           37,926.43       29.8
  CPIAR         56978   BEWLEY GREGORY                       80,000.00      1             593.77           75,969.26       80.0
  CPIAR         57059   HOSPODAR LINDA M                     54,500.00      2             383.46           48,909.19       75.1
  CPIAR         57067   SCHOPPE JOHN M                       62,300.00      1             463.27           59,272.86       72.8
  CPIAR         57075   DIEFENBACH BETH A                    43,500.00      2             327.53           41,419.92       77.6
  CPIAR         57315   OLSON SCOTT H                       220,000.00      1           1,641.27          212,078.62       80.0
  CPIAR         57349   CROWELL SCOT M                       77,000.00      1             580.27           73,516.31       73.3
  CPIAR         57489   FLOWERS GREGORY M                    80,800.00      1             614.83           77,067.06       80.0
  CPIAR         58115   WINTER THERESA L                    156,000.00      1           1,158.12          148,723.28       80.0
  CPIAR         58545   MICHAELS ERIC M                     299,000.00      2           2,318.74          285,038.16       81.9
  CPIAR         58867   DURKIN LARRY R                       55,000.00      2             400.22           50,368.95       52.3
  CPIAR         59188   GIGNAC GEORGE F                      73,000.00      1             541.03           69,603.10       67.5
  CPIAR         59469   WITT ROBERT H                        70,000.00      1             525.88           66,758.05       85.3
  CPIAR         59964   SEMENEK NANCY A                      76,500.00      1             577.42           72,721.97       62.1
  CPIAR         59972   LANE ALLAN                          100,000.00      1             760.17           95,783.86       62.5
  CPIAR         60384   FELKER ROBERT F                      59,500.00      1             436.84           56,971.17       72.5
  CPIAR         60574   WEITL JAMES H                        29,000.00      1             210.18           27,689.95       14.8
  CPIAR         60962   FLANAGAN THOMAS                      90,000.00      1             667.23           86,142.05       75.0
  CPIAR         61036   FUNG LANCE                          100,000.00      1             950.52           84,546.78       45.4
  CPIAR         61259   MONTVILAS JANE A                     60,800.00      2             452.14           58,423.08       80.0
  CPIAR         61325   MODZELEWSKI JOHN F                  306,000.00      1           2,271.69          293,285.09       78.4
  CPIAR         61382   SALIK PETER                         133,000.00      1             965.10          124,598.51       70.0
  CPIAR         61978   MILEWSKI EDWARD R                   103,000.00      1             767.43           99,249.70       73.5
  CPIAR         62166   BOKENKAMP KURT M                    119,250.00      1             882.41          114,021.29       90.0
  CPIAR         62224   GRAGER EDWARD                        94,000.00      1             708.50           90,702.94       79.6
  CPIAR         62638   BEDNAR WILLIAM                      134,500.00      1           1,015.98          128,655.19       81.0
  CPIAR         62661   WOOD DENNIS E                       115,000.00      1             853.32          110,357.09       82.1
  CPIAR         62836   SHILTZ JAMES C                      225,000.00      1           1,697.19          217,096.72       90.0
  CPIAR         63032   OCASIO JANICE M                      38,000.00      1             283.05           36,667.64       40.4
  CPIAR         64659   SMITHEY DONNA                       184,000.00      1           1,346.65          174,101.76       89.7
  CPIAR         66191   DRNEK JOAN E                         60,000.00      2             449.27           58,200.66       66.6
  CPIAR         66571   FULLER DONNA RAE                    135,000.00      1           1,018.04          130,757.46       48.2
  CPIAR         67280   CONNER CHARLENE K                    65,000.00      1             500.13           62,748.59       50.3
  CPIAR         68668   WONSOWSKI EDWARD H                   57,400.00      1             406.28           55,292.16       68.3
  CPIAR         77644   BALAGTAS RAUL                        37,500.00      3             283.96           36,559.72       75.0
  CPIAR         80663   MC MICHAEL RUTH                      98,000.00      1             741.73           95,469.79       89.9
  CPIAR         81570   BAHENA RAUL                         255,000.00      1           1,782.69          237,358.14       83.6
  CPIAR         82040   WALLS LUCINDA                        71,000.00      1             538.47           69,435.12       74.7

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  CPIAR         25908        05/01/98     8.500         123,000.00        Y
  CPIAR         28159        08/01/97     8.500         127,500.00        Y
  CPIAR         28282        08/01/97     8.500         150,000.00        Y
  CPIAR         31963        07/01/97     8.375          96,000.00        Y
  CPIAR         47142        06/01/98     8.500         170,000.00        Y
  CPIAR         48868        04/01/98     8.375         248,000.00        Y
  CPIAR         50682        07/01/97     8.500          30,200.00        Y
  CPIAR         51086        11/01/97     8.125         260,500.00        Y
  CPIAR         51516        12/01/97     8.500         800,000.00        Y
  CPIAR         53116        06/01/98     8.500         200,000.00        Y
  CPIAR         54791        09/01/97     8.625          62,000.00        Y
  CPIAR         54809        09/01/97     8.625         127,000.00        Y
  CPIAR         55475        10/01/97     7.500         130,000.00        Y
  CPIAR         55566        11/01/97     8.125         101,000.00        Y
  CPIAR         55673        12/01/97     8.375         195,000.00        Y
  CPIAR         55798        11/01/97     8.000         265,000.00        Y
  CPIAR         55905        01/01/98     8.375         132,000.00        Y
  CPIAR         55954        12/01/97     8.375         124,000.00        Y
  CPIAR         55996        01/01/98     8.250         160,000.00        Y
  CPIAR         56010        12/01/97     8.375          59,000.00        Y
  CPIAR         56242        01/01/98     8.375          47,000.00        Y
  CPIAR         56598        12/01/97     8.375         134,000.00        Y
  CPIAR         56978        02/01/98     8.250         100,000.00        Y
  CPIAR         57059        02/01/98     8.250          72,500.00        Y
  CPIAR         57067        02/01/98     8.250          85,500.00        N
  CPIAR         57075        02/01/98     8.375          56,000.00        Y
  CPIAR         57315        02/01/98     8.250         275,000.00        Y
  CPIAR         57349        03/01/98     8.375         105,000.00        Y
  CPIAR         57489        03/01/98     8.500         101,000.00        Y
  CPIAR         58115        06/01/98     8.250         195,000.00        Y
  CPIAR         58545        06/01/98     8.750         365,000.00        Y
  CPIAR         58867        06/01/98     8.375         105,000.00        Y
  CPIAR         59188        08/01/97     8.250         108,000.00        Y
  CPIAR         59469        07/01/97     8.375          82,000.00        Y
  CPIAR         59964        09/01/97     8.500         123,000.00        Y
  CPIAR         59972        09/01/97     8.500         160,000.00        Y
  CPIAR         60384        11/01/97     8.125          82,000.00        Y
  CPIAR         60574        10/01/97     8.000         195,500.00        Y
  CPIAR         60962        12/01/97     8.250         120,000.00        Y
  CPIAR         61036        01/01/98     8.250         220,000.00        Y
  CPIAR         61259        01/01/98     8.250          76,000.00        Y
  CPIAR         61325        12/01/97     8.250         390,000.00        Y
  CPIAR         61382        12/01/97     8.250         190,000.00        Y
  CPIAR         61978        02/01/98     8.250         140,000.00        Y
  CPIAR         62166        01/01/98     8.250         132,500.00        Y
  CPIAR         62224        03/01/98     8.375         118,000.00        Y
  CPIAR         62638        03/01/98     8.500         166,000.00        Y
  CPIAR         62661        02/01/98     8.250         140,000.00        Y
  CPIAR         62836        02/01/98     8.375         250,000.00        Y
  CPIAR         63032        04/01/98     8.250          94,000.00        Y
  CPIAR         64659        04/01/98     8.250         205,000.00        Y
  CPIAR         66191        04/01/98     8.250          90,000.00        Y
  CPIAR         66571        07/01/97     8.375         280,000.00        Y
  CPIAR         67280        05/01/98     8.625         129,000.00        Y
  CPIAR         68668        06/01/98     7.625          84,000.00        Y
  CPIAR         77644        10/01/97     8.375          50,000.00        Y
  CPIAR         80663        10/01/97     8.375         109,000.00        Y
  CPIAR         81570        10/01/97     8.000         305,000.00        Y
  CPIAR         82040        12/01/97     8.375          95,000.00        Y

                                                                 Page 21 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  CPIAR         82636   EBERLEN SANDRA J                    115,000.00      1             841.96          112,197.94       58.9
  CPIAR         88526   POLLARD THOMAS E                    155,000.00      1           1,191.82          152,552.84       53.4
  CPIAR        500041   FENN JANICE                         140,850.00      1           1,059.83          133,063.78       90.0
  CPIAR        500058   RABATIN A J                         287,430.00      1           2,201.65          273,420.21       89.8
  CPIAR        500082   ORTIZ GILBERT J                      86,800.00      1             653.36           82,156.40       80.0
  CPIAR        500124   BANIA HENRY                          77,200.00      2             584.85           73,541.88       80.0
  CPIAR        500413   HARRISON MICHAEL L                  115,100.00      2             787.08           92,151.13       89.9
  CPIAR        500454   SMITH ROBERT D                      350,000.00      5           2,662.93          331,652.70       63.6
  CPIAR        500462   JARZAB BERNADINE                     30,000.00      1             228.14           28,386.10       20.9
  CPIAR        500496   KLINGBEIL THOMAS H                   59,000.00      1             387.13           46,297.94       70.2
  CPIAR        500561   COONEY ROBERT J                     107,000.00      3             777.43          101,246.27       73.7
  CPIAR        500660   RYAN PAUL J                         178,000.00      1           1,325.66          161,052.13       82.7
  CPIAR        500819   DELWO LEROY W                        70,000.00      2             405.61           65,747.34       77.7
  CPIAR        500967   DORSEY STEVEN T                     120,000.00      1             901.93          113,600.96       80.0
  CPIAR        500983   KONOPKA THOMAS                      136,000.00      1           1,021.38          128,924.84       80.0
  CPIAR        501015   LOEFFLER JOSEPH E                   112,000.00      1             841.69          106,142.81       80.0
  CPIAR        501023   KOZLOWSKI BRUCE A                   210,000.00      1           1,578.30          199,034.04       70.0
  CPIAR        501056   ROYHL JOHN C                        129,600.00      1             940.93          122,662.73       80.0
  CPIAR        501098   APOLLON NICK                        139,200.00      1           1,037.67          132,639.43       77.3
  CPIAR        501213   WALLACE HARRISON W JR               100,000.00      1             690.77           89,332.69       47.6
  CPIAR        501304   LYONS JOHN K                        203,000.00      2           1,482.11          193,212.10       89.8
  CPIAR        501411   ZEILENGA KATHLEEN A                 105,000.00      1             762.68           99,425.40       55.2
  CPIAR        501460   STRASS KENNETH F JR                  82,500.00      1             417.75           52,347.73       49.1
  CPIAR        501536   WITUCKI THOMAS E                    109,000.00      1             791.93          103,238.01       68.1
  CPIAR        501577   MORRELL EDWARD L                    400,000.00      1           3,003.05          379,416.30       52.6
  CPIAR        501650   MARTIS PATRICIA M                    44,000.00      2             330.17           41,715.39       80.0
  CPIAR        501718   PEREZ RICHARD A                     139,200.00      1           1,332.97          112,031.42       80.0
  CPIAR        501874   WALSH MICHAEL                       302,400.00      3           2,246.89          287,207.38       80.0
  CPIAR        501973   LUCIBELLO LANCE A                   125,000.00      1             939.03          118,529.78       54.3
  CPIAR        502252   NORBY RICHARD A                     138,000.00      1           1,026.52          131,337.75       75.0
  CPIAR        502286   STAMPER FORREST ALAN                381,900.00      1           2,778.67          345,225.39       77.9
  CPIAR        502351   FRIEDMAN MARK                       151,300.00      2           1,141.27          144,191.79       79.8
  CPIAR        502617   HOLSTEAD GARRETT R                  160,000.00      1           1,190.55          152,324.85       77.6
  CPIAR        502666   BOYD ROBERT J                       183,100.00      1           1,382.19          174,631.41       79.9
  CPIAR        502682   WOODS JOSEPH                        170,000.00      1           1,265.02          161,700.23       70.2
  CPIAR        502716   SALCEDA JOHN F                      213,750.00      1           1,560.95          199,527.96       75.0
  CPIAR        502773   COE ROBERT A                         90,000.00      2             676.85           85,752.00       30.4
  CPIAR        502815   ROCHE CHARLES T                     175,000.00      1             683.18           66,074.35       54.6
  CPIAR        502898   MITROVICH NICHOLAS                  102,300.00      2             764.17           97,771.31       79.9
  CPIAR        502930   SCHABER STEPHEN J                   143,000.00      1           1,062.11          135,763.21       77.2
  CPIAR        502997   COHEN BARRY P                       148,000.00      1           1,099.72          140,964.90       80.0
  CPIAR        503144   EICK STEPHEN G                       97,600.00      1             721.15           92,267.85       77.4
  CPIAR        503185   WILSON JAMES P                       70,500.00      1             527.01           67,428.59       75.0
  CPIAR        503235   BURKE KEVIN M                        60,000.00      1             447.75           57,394.52       58.2
  CPIAR        503292   CARAVELLO DANIEL A                  236,000.00      1           1,775.92          225,605.81       80.0
  CPIAR        503458   GUYNN TODD P                        140,000.00      2           1,039.84          133,290.28       66.6
  CPIAR        503466   OMALLEY CHARLES A                    76,500.00      1             575.60           72,868.48       85.0
  CPIAR        503573   TREMMEL THOMAS J                     52,200.00      2             392.76           49,714.68       87.0
  CPIAR        503607   JANG HOSANG                          95,200.00      1             724.70           90,998.95       80.0
  CPIAR        504100   LINSENMEYER TIM                     102,000.00      1             766.06           97,184.54       87.1
  CPIAR        504118   MILLS FREDERICK L III               118,300.00      2             885.09          111,108.00       89.9
  CPIAR        504167   GANELLIN BEATRICE                   500,000.00      1           3,804.15          477,260.07       51.2
  CPIAR        504183   RODRIGUEZ ROBERT                    209,950.00      1           1,184.38          196,083.56       85.0
  CPIAR        504209   JAMES TERRIE Y                      104,000.00      1             789.53           99,140.03       80.0
  CPIAR        504308   FABRIGAS JANET L                     98,300.00      2             745.84           93,635.59       69.7
  CPIAR        504365   BONET CARLOS M                      101,000.00      1             761.11           96,687.88       63.1
  CPIAR        504431   KALAL ALICE                         143,000.00      10          1,076.09          136,823.78       70.6
  CPIAR        504456   KALAL ALICE                         143,000.00      10          1,076.09          136,823.78       73.3
  CPIAR        504464   KALAL ALICE                         160,000.00      10          1,204.02          153,089.62       78.0

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  CPIAR         82636        11/01/97     8.000         195,000.00        Y
  CPIAR         88526        06/01/98     8.500         290,000.00        Y
  CPIAR        500041        06/01/98     8.375         156,500.00        Y
  CPIAR        500058        05/01/98     8.500         320,000.00        Y
  CPIAR        500082        07/01/97     8.375         108,500.00        Y
  CPIAR        500124        07/01/97     8.375          96,500.00        N
  CPIAR        500413        08/01/97     8.500         128,000.00        Y
  CPIAR        500454        08/01/97     8.500         550,000.00        Y
  CPIAR        500462        08/01/97     8.500         143,000.00        Y
  CPIAR        500496        08/01/97     8.500          84,000.00        N
  CPIAR        500561        11/01/97     8.000         145,000.00        N
  CPIAR        500660        09/01/97     8.625         215,000.00        Y
  CPIAR        500819        10/01/97     5.625          90,000.00        Y
  CPIAR        500967        10/01/97     8.375         150,000.00        Y
  CPIAR        500983        12/01/97     8.375         170,000.00        Y
  CPIAR        501015        10/01/97     8.375         140,000.00        Y
  CPIAR        501023        10/01/97     8.375         300,000.00        Y
  CPIAR        501056        11/01/97     8.000         162,000.00        Y
  CPIAR        501098        01/01/98     8.250         180,000.00        Y
  CPIAR        501213        11/01/97     8.000         210,000.00        Y
  CPIAR        501304        11/01/97     8.000         226,000.00        Y
  CPIAR        501411        11/01/97     8.000         190,000.00        Y
  CPIAR        501460        01/01/98     8.250         168,000.00        Y
  CPIAR        501536        11/01/97     8.000         160,000.00        Y
  CPIAR        501577        12/01/97     8.375         760,000.00        Y
  CPIAR        501650        12/01/97     8.375          55,000.00        Y
  CPIAR        501718        12/01/97     8.375         174,000.00        Y
  CPIAR        501874        01/01/98     8.250         378,000.00        Y
  CPIAR        501973        12/01/97     8.375         230,000.00        Y
  CPIAR        502252        02/01/98     8.250         184,000.00        Y
  CPIAR        502286        03/01/98     8.375         490,000.00        Y
  CPIAR        502351        12/01/97     8.375         189,500.00        Y
  CPIAR        502617        02/01/98     8.250         206,000.00        Y
  CPIAR        502666        12/01/97     8.375         229,000.00        Y
  CPIAR        502682        01/01/98     8.250         242,000.00        Y
  CPIAR        502716        01/01/98     8.250         285,000.00        Y
  CPIAR        502773        03/01/98     8.375         296,000.00        Y
  CPIAR        502815        03/01/98     8.375         320,000.00        Y
  CPIAR        502898        02/01/98     8.250         128,000.00        Y
  CPIAR        502930        01/01/98     8.250         185,000.00        Y
  CPIAR        502997        04/01/98     8.250         185,000.00        Y
  CPIAR        503144        02/01/98     8.250         126,000.00        Y
  CPIAR        503185        02/01/98     8.250          94,000.00        Y
  CPIAR        503235        04/01/98     8.250         103,000.00        Y
  CPIAR        503292        06/01/98     8.375         295,000.00        Y
  CPIAR        503458        04/01/98     8.250         210,000.00        Y
  CPIAR        503466        03/01/98     8.375          90,000.00        Y
  CPIAR        503573        03/01/98     8.375          60,000.00        Y
  CPIAR        503607        05/01/98     8.500         119,000.00        Y
  CPIAR        504100        06/01/98     8.375         117,000.00        Y
  CPIAR        504118        05/01/98     8.500         131,490.00        Y
  CPIAR        504167        05/01/98     8.500         975,000.00        Y
  CPIAR        504183        04/01/98     5.500         247,000.00        Y
  CPIAR        504209        05/01/98     8.500         130,000.00        Y
  CPIAR        504308        05/01/98     8.500         141,000.00        Y
  CPIAR        504365        06/01/98     8.375         160,000.00        Y
  CPIAR        504431        07/01/97     8.375         202,500.00        N
  CPIAR        504456        07/01/97     8.375         195,000.00        N
  CPIAR        504464        07/01/97     8.375         205,000.00        N

                                                                 Page 22 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  CPIAR        504522   MUELLEMANN JOHN E                   112,000.00      1             831.47          106,872.14       80.0
  CPIAR        504712   MORAN LISA N                        228,000.00      1           1,672.49          217,139.55       79.4
  CPIAR        504720   CARROLL RONALD W                    277,000.00      1           2,082.74          264,817.76       39.5
  CPIAR        504803   ALOMAR ROSANNE                       19,000.00      2             141.82           18,032.76       54.2
  CPIAR        504860   MARKIEWICZ PHILIP A                 125,000.00      2             907.53          119,673.77       70.6
  CPIAR        504878   MARKIEWICZ PHILIP A                 125,000.00      2             907.53          119,673.77       70.6
  CPIAR        505123   TAYLOR LISA RENEE                   105,200.00      2             790.28          100,417.66       87.6
  CPIAR        505214   HULKA STEVEN A                      112,950.00      1             829.35          101,918.32       89.6
  CPIAR        505222   BAKER BENJAMIN MARK                  58,000.00      1             436.49           55,384.27       80.0
  CPIAR        505297   KRUPNICK ASHER                       88,000.00      1             662.21           84,199.08       80.0
  CPIAR        505305   GASS JAMES E                        153,300.00      1           1,097.43          144,449.94       89.9
  CPIAR        505412   RATTRAY ATLEY G                      98,400.00      1             740.47           94,150.08       80.0
  CPIAR        505446   GREEN LEE M JR                       65,200.00      1             628.75           54,291.78       80.0
  CPIAR        505511   MURPHY THOMAS J                     175,000.00      1           1,345.96          167,644.53       68.6
  CPIAR        505545   CINFIO DOMINIC C                    145,000.00      1           1,081.42          137,192.80       61.1
  CPIAR        505560   NIELSEN BRIAN L                     122,800.00      1             934.26          117,619.07       79.7
  CPIAR        505727   OBRECHT KENNETH W                   114,400.00      1             869.64          109,483.21       80.0
  CPIAR        505743   SCHMIDT FRANKLIN K                  124,000.00      1             942.61          118,771.89       80.0
  CPIAR        506048   MINTER SHARON M                      70,700.00      2             524.86           67,583.79       76.8
  CPIAR        506071   GALUK CONRAD P                       93,300.00      1             698.60           90,192.87       57.5
  CPIAR        506154   HRUSTEK ANTHONY                      67,000.00      2             497.39           64,215.73       53.1
  CPIAR        506295   STOCKER JOHN J                      285,300.00      1           2,118.02          272,098.47       90.0
  CPIAR        506345   MAZZUCCHELLI MARVIN J               172,000.00      1           1,246.56          164,078.73       74.7
  CPIAR        506386   CURYLO MICHAEL A                     73,000.00      2             522.74           62,893.27       79.3
  CPIAR        506527   PALM LINDA                           95,900.00      2             704.25           90,682.37       68.0
  CPIAR        506618   KOVILPARAMBI ANTONY X               120,750.00      1             896.43          115,428.23       75.0
  CPIAR        506717   GARCIA DAGOBERTO J                   75,500.00      2             546.81           72,041.37       89.8
  CPIAR        506725   NICCOLAI LYNN B                      57,000.00      2             423.16           54,487.79       89.0
  CPIAR        506733   MUTH STEVEN A                       168,000.00      1           1,174.47          154,458.14       71.4
  CPIAR        506766   OLLIGES MARTIN                      106,425.00      1             770.53           99,304.75       73.6
  CPIAR        506816   GRVELES DENNIS J                     89,000.00      1             658.89           84,917.47       79.4
  CPIAR        506923   DOMINGUEZ CLETO                      44,000.00      3             319.45           42,125.06       44.0
  CPIAR        507046   MASCHEK LINDA J                     105,000.00      2             791.07          100,847.23       75.0
  CPIAR        507293   REMERS FRED W                        74,000.00      1             535.91           70,604.50       79.5
  CPIAR        507483   WODRICH HELEN W                      95,900.00      2             696.25           91,813.59       79.9
  CPIAR        507566   FECAROTTA GARY A                     72,000.00      1             521.83           68,812.49       72.0
  CPIAR        507624   TASSONE BRUNO F                     196,000.00      1           1,455.07          187,527.54       80.0
  CPIAR        507921   PODBEVSEK CHARLENE M                131,900.00      1             969.84          125,048.10       74.5
  CPIAR        507954   SUTHERLIN HENRY B                    71,100.00      1             525.51           67,816.79       83.6
  CPIAR        507962   BAILEY RONALD J                     120,000.00      1             903.75          115,408.53       50.0
  CPIAR        508135   LESIAK JOSEPH E                      88,000.00      1             825.96           74,369.10       77.8
  CPIAR        508200   CHUNG SAMUEL                         60,000.00      2             445.43           57,506.52       66.6
  CPIAR        508234   NIELSEN BRIAN                        68,800.00      2             517.30           66,059.28       80.0
  CPIAR        508317   MIERZWINSKI WALTER S                 84,000.00      2             622.71           80,394.22       80.0
  CPIAR        508366   KOVACH KAREN W                      378,000.00      2           2,805.16          362,157.84       74.4
  CPIAR        508457   REHFELDT JADA M                      60,800.00      1             451.37           58,222.79       80.0
  CPIAR        508473   LESHINSKI BRUCE A                   180,000.00      1           1,311.32          169,149.06       80.0
  CPIAR        508978   CAITHAMER MICHAEL J                 147,000.00      1           1,114.32          142,345.64       70.1
  CPIAR        508994   WILHITE GARY L                      132,000.00      2             960.79          123,632.78       77.6
  CPIAR        509018   LAWLESS JAMES J                     106,100.00      1             787.67          101,779.21       89.9
  CPIAR        509133   RODRIGUEZ MARC D                    117,300.00      1             872.64          112,759.28       67.8
  CPIAR        509182   MANSFIELD ROBERT C                  180,000.00      1           1,320.38          172,353.61       90.0
  CPIAR        509190   PEREZ JR. JORGE R                   144,000.00      1           1,071.73          138,484.87       80.0
  CPIAR        509208   KLEINSCHMIDT AMY L                   70,000.00      1             527.57           67,371.15       65.1
  CPIAR        509315   REITER THOMAS W                     120,000.00      1             893.78          115,490.36       67.4
  CPIAR        509331   COLWELL JOHN C                      218,000.00      1           1,637.56          209,117.10       88.2
  CPIAR        509380   SINGLETON NETTYE                    136,500.00      1           1,014.22          131,165.82       74.1
  CPIAR        510040   LUNDY STEVEN D                      365,000.00      1           2,713.89          350,978.88       69.5
  CPIAR        510057   SCHACHMAN DAVID                     375,000.00      1           2,788.55          360,634.96       75.0

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  CPIAR        504522        07/01/97     8.250         140,000.00        Y
  CPIAR        504712        07/01/97     8.125         287,000.00        Y
  CPIAR        504720        07/01/97     8.375         700,000.00        Y
  CPIAR        504803        07/01/97     8.375          35,000.00        Y
  CPIAR        504860        11/01/97     8.000         177,000.00        Y
  CPIAR        504878        11/01/97     8.000         177,000.00        Y
  CPIAR        505123        08/01/97     8.375         120,000.00        Y
  CPIAR        505214        09/01/97     8.625         126,000.00        Y
  CPIAR        505222        06/01/98     8.375          72,500.00        Y
  CPIAR        505297        07/01/97     8.375         110,000.00        Y
  CPIAR        505305        09/01/97     8.000         170,500.00        Y
  CPIAR        505412        07/01/97     8.375         123,000.00        Y
  CPIAR        505446        07/01/97     8.500          81,500.00        Y
  CPIAR        505511        09/01/97     8.625         255,000.00        Y
  CPIAR        505545        07/01/97     8.375         237,000.00        Y
  CPIAR        505560        08/01/97     8.500         154,000.00        Y
  CPIAR        505727        08/01/97     8.500         143,000.00        Y
  CPIAR        505743        09/01/97     8.500         155,000.00        Y
  CPIAR        506048        09/01/97     8.250          92,000.00        Y
  CPIAR        506071        01/01/98     8.250         162,000.00        Y
  CPIAR        506154        12/01/97     8.250         126,000.00        Y
  CPIAR        506295        08/01/97     8.250         317,000.00        Y
  CPIAR        506345        09/01/97     8.000         230,000.00        Y
  CPIAR        506386        09/01/97     8.625          92,000.00        Y
  CPIAR        506527        09/01/97     8.250         141,000.00        Y
  CPIAR        506618        10/01/97     8.250         161,000.00        Y
  CPIAR        506717        10/01/97     8.000          84,000.00        Y
  CPIAR        506725        09/01/97     8.250          64,000.00        Y
  CPIAR        506733        11/01/97     8.000         235,000.00        Y
  CPIAR        506766        10/01/97     8.250         144,500.00        Y
  CPIAR        506816        10/01/97     8.250         112,000.00        Y
  CPIAR        506923        11/01/97     8.000         100,000.00        Y
  CPIAR        507046        10/01/97     8.375         140,000.00        Y
  CPIAR        507293        10/01/97     8.000          93,000.00        Y
  CPIAR        507483        11/01/97     8.000         120,000.00        Y
  CPIAR        507566        11/01/97     8.000         100,000.00        Y
  CPIAR        507624        10/01/97     8.250         245,000.00        Y
  CPIAR        507921        12/01/97     8.250         177,000.00        Y
  CPIAR        507954        12/01/97     8.250          85,000.00        Y
  CPIAR        507962        12/01/97     8.375         240,000.00        Y
  CPIAR        508135        11/01/97     8.000         113,000.00        Y
  CPIAR        508200        12/01/97     8.250          90,000.00        Y
  CPIAR        508234        12/01/97     8.375          86,000.00        Y
  CPIAR        508317        12/01/97     8.250         105,000.00        N
  CPIAR        508366        12/01/97     8.250         508,000.00        Y
  CPIAR        508457        12/01/97     8.250          76,000.00        Y
  CPIAR        508473        12/01/97     8.250         225,000.00        Y
  CPIAR        508978        03/01/98     8.375         209,500.00        Y
  CPIAR        508994        12/01/97     8.250         170,000.00        Y
  CPIAR        509018        01/01/98     8.250         118,000.00        Y
  CPIAR        509133        01/01/98     8.250         173,000.00        Y
  CPIAR        509182        12/01/97     8.125         200,000.00        Y
  CPIAR        509190        01/01/98     8.250         180,000.00        Y
  CPIAR        509208        12/01/97     8.375         107,500.00        Y
  CPIAR        509315        01/01/98     8.250         178,000.00        Y
  CPIAR        509331        12/01/97     8.375         247,000.00        Y
  CPIAR        509380        02/01/98     8.250         184,000.00        Y
  CPIAR        510040        02/01/98     8.250         525,000.00        Y
  CPIAR        510057        02/01/98     8.250         500,000.00        Y

                                                                 Page 23 6/24/97


ALLIANCE FUNDING COMPANY
A DIVISION OF SUPERIOR BANK FSB

                                 SALE SCHEDULE B
 1997-2 CLASS 2 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 6/25/97

                                                            Principal    Type of       Scheduled          Cut-off Date   Original
                                                            Balance at  Mortgaged       Payment            Principal       LTV
 Sale ID     Account       Name                            Origination  Property       Int & Prin           Balance       Ratio
----------------------------------------------------------------------------------------------------------------------------------
  CPIAR        510081   BUCHTA ROBERT M                     120,000.00      1             710.78           90,995.82       48.9
  CPIAR        510263   MAMACH HARRY                        101,500.00      1             756.03           97,691.62       70.0
  CPIAR        510420   WANG JERRY W                        208,600.00      1           1,493.81          193,189.06       70.0
  CPIAR        510578   CODY LAURA J                         75,000.00      2             536.73           69,413.94       89.2
  CPIAR        510792   MEHTA SHIRISH C                      74,000.00      1             551.04           71,203.22       69.1
  CPIAR        511170   TALENTO ROMEO G                      97,600.00      1             734.50           94,032.49       80.0
  CPIAR        511261   JOSEPH MARTIN D                     160,000.00      1           1,191.78          154,390.38       80.0
  CPIAR        511766   KREBS LISA ANN                      100,000.00      1             699.22           97,106.35       80.0
            ----------------------------------------------------------                -----------------------------------------
                  185   Sale Total                       23,753,055.00                175,530.98       22,228,078.66       73.6
                  185   Total with Superior Bank Retail  23,753,055.00                175,530.98       22,228,078.66       73.6
                1,002   Grand Total                     120,813,711.00              1,061,100.78      119,164,842.18       78.7

                               Next     Current         Property
                            Adjustment  Mortgage        Value at       Owner
 Sale ID     Account           Date       Rate         Origination    Occupied
------------------------------------------------------------------------------
  CPIAR        510081        03/01/98     8.375         245,000.00        Y
  CPIAR        510263        02/01/98     8.250         145,000.00        Y
  CPIAR        510420        02/01/98     8.250         298,000.00        Y
  CPIAR        510578        02/01/98     8.250          84,000.00        Y
  CPIAR        510792        02/01/98     8.250         107,000.00        N
  CPIAR        511170        03/01/98     8.375         122,000.00        Y
  CPIAR        511261        04/01/98     8.250         200,000.00        Y
  CPIAR        511766        06/01/98     7.500         125,000.00        Y
            ------------                --------------------------
                  185                     8.275      33,895,190.00
                  185                     8.275      33,895,190.00
                1,002                    10.045     157,704,983.00

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS

                                                             _____________, 19__

To:  [Trustee]

     [Custodian]

          Re: Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2

     In connection with the administration of the pool of Mortgage Loans held by you as Trustee or by the Custodian as your agent for the benefit of Certificateholders pursuant to the Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____ 1.       Mortgage Loan Paid in Full
                       (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account with respect to each Sub-Pool and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.       Mortgage Loan Liquidated
                       (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3.       Mortgage Loan in Foreclosure

____ 4. Mortgage Loan repurchased pursuant to Section 11.01 of the Poolin and Servicing Agreement.

____ 5. Mortgage Loan repurchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6.       Other (explain) _________________________________
              -------------------------------------------------

     If box l or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                             ------------------------------


                                             By:
                                                 --------------------------


                                             Name:
                                                   ------------------------


                                             Title:
                                                    ----------------------


Documents returned to Trustee or Custodian:


--------------------------------
      [Trustee][Custodian]

By:
   -----------------------------


Date:
     ---------------------------

                                    EXHIBIT J

                               TRANSFER AFFIDAVIT

STATE OF          )
                  ) ss.:
COUNTY OF         )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of ________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Agreement"), among Superior Bank FSB, as depositor (the "Depositor"), Lee Servicing Company, a division of Superior Bank FSB, as servicer (the "Servicer"), and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferror, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that, a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee or if any purpose of such proposed transfer is to impede the assessment or collection of tax. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

     7. The Transferee's taxpayer identification number is ______________.

     8. No purpose of the Transferee relating to its purchase of a Percentage Interest in the Certificate by the Transferee is or will be to impede the assessment or collection of any tax.

     9. The Transferee has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Certificate remains outstanding.

     10. The Transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding. In this regard, the Transferee hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Transferee intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

     11. No purpose of the Transferee relating to any sale of any Percentage Interest in the Certificate by the Transferee will be to impede the assessment or collection of tax.

     12. The Transferee is not a Non-United States Person.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this ______ day of __________________, 19__


                                             [NAME OF TRANSFEREE]


                                             By:
                                                 --------------------------


                                             Name:
                                                   ------------------------


                                             Title:
                                                    ----------------------

[Corporate Seal]

ATTEST:


---------------------------
[Officer of Transferee]

STATE OF        )
                ) ss.:
COUNTY OF       )

     Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _____________, 19__.


                            --------------------------
                            NOTARY PUBLIC


                            My Commission expires the __ day of _________ , 19__

                                   EXHIBIT J-1

                          FORM OF TRANSFER CERTIFICATE

                                                              ____________, 19__

[Trustee]

Attention:  Corporate Trust

          Re:  AFC Mortgage Loan Asset Backed Certificates, Series 1997-2

Dear Sirs:

     This letter is delivered to you in connection with the transfer by _____________ (the "Transferor") to _____________ (the "Transferee") of _____%
Percentage Interest in the AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, Class R (the "Certificate"), pursuant to Section 4.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of June 1, 1997, among Superior Bank FSB, as depositor, Lee Servicing Company, a division of Superior Bank FSB, as servicer, and LaSalle National Bank, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Trustee that:

     1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

     2. The Transferor understands that the Transferee has delivered to the Trustee a Transfer Affidavit in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Transferor does not know or believe that any representation contained therein is false.

     3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they become due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

     4. The Transferor has no actual knowledge that the proposed Transferee is not a Permitted Transferee or a Non-United States Person.


                                             Very truly yours,


                                             ------------------------------
                                             (Transferor)


                                             By:
                                                 --------------------------


                                             Name:
                                                   ------------------------


                                             Title:
                                                    ----------------------

                                    EXHIBIT K

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, __________________________, of ____________________ (the "Depositor"), do hereby constitute and appoint LaSalle National Bank, as the true and lawful attorney, for the Depositor and in its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans transferred to LaSalle National Bank, as trustee (the "Trustee"), under that Pooling and Servicing Agreement dated as of June 1, 1997 by and among the Depositor, the Trustee and Lee Servicing Company, a division of Superior Bank FSB, as servicer, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

     This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Depositor with respect thereto.

     WITNESS the following signature this ___ day of __________, 199_.



                                             ------------------------------


                                             By:
                                                 --------------------------


                                             Name:
                                                   ------------------------


                                             Title:
                                                    ----------------------


STATE OF ________________ COUNTY OF ______________, to wit:

     I, ___________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that ______________________, who acknowledged himself to be the _______________ of _____________________, a ______________
corporation, personally appeared before me in the jurisdiction aforesaid and that he as such __________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

     Witness my hand and official seal to this ____ day of ___________, 199_.



                                                  _______________________ (SEAL)
                                                  Notary Public

My Commission Expires:

                                    EXHIBIT L

                               CUSTODIAL AGREEMENT

                            Dated ____________, 199_

     ______________________________, a ____________________, as Trustee (the
"Trustee") and _________________________________, a
______________________________ ("_________________"), agree as follows:

     WHEREAS, concurrently herewith, the Trustee, Superior Bank FSB (the "Depositor") and Lee Servicing Company, a division of Superior Bank FSB, (the "Servicer) are entering into a Pooling and Servicing Agreement, dated as of June 1, 1997, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2 (the "Pooling Agreement", the terms defined therein being used herein with the same meaning) pursuant to which the Depositor shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, all of the Depositor's right, title and interest in and to the mortgage loans consisting of Sub-Pool 1 and Sub-Pool 2 identified in Exhibits H-1 and H-2 to the Pooling Agreement (the "Mortgage Loans"), other than as to the Depositor's Yield; and

     WHEREAS, in connection with such transfer and assignment and pursuant to the Pooling Agreement, the Trustee shall hold, directly or pursuant to a custodial agreement, the Trustee's Mortgage Files;

     WITNESSETH THAT, in consideration of the premises and of the mutual agreements herein contained, _________________ and the Trustee agree as follows:

     1. Appointment as Custodian; Acknowledgment of Receipt. Subject to the terms and conditions herein, the Trustee hereby appoints ________________, and ______________ hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. __________________ hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(f), of the Pooling Agreement. The Trustee shall be liable for all of _______________________ fees under this Agreement.

     2. Maintenance of Office. __________________ agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Pooling Agreement, which is incorporated herein by reference, at the office of ___________________ located at _______________________________________________ or at such other office of _________________ in ____________________ as ________________ shall designate from time to time after giving the Trustee 30 days' prior written notice.

     3. Duties of Custodian. As Custodian, _____________ shall have and perform the following powers and duties:

          (a) Safekeeping. To segregate the Trustee's Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Certificateholders, to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Trustee's Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and _________________ to verify the accuracy of such record-keeping, inventory and physical possession. _________________ will promptly report to the Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

          (b) Release of Documents. To release any Mortgage Note and Mortgage in the Trustee's Mortgage Files as provided in the Pooling Agreement.

          (c) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Trustee. In addition, ________________ shall assist the Trustee generally in the preparation of reports to Certificateholders or to regulatory bodies to the extent necessitated by ________________ custody of the Trustee's Mortgage Files.

     4. Access to Records. __________________ shall permit the Trustee or its duly authorized depositors, attorneys or auditors and those persons permitted access pursuant to Section 5.13 of the Pooling Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by __________________ pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Pooling Agreement.

     5. Instructions; Authority to Act. ______________ shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by _______________ as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by ______________ from the Trustee. Such instructions may be general or specific in terms.

     6. Indemnification by . _________________ agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by ___________________ of the Trustee's Mortgage Files; provided, however, that
___________________ shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Trustee.

     7. Advice of Counsel. __________________ and the Trustee further agree that ____________________ shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate _______________ obligations under paragraph 6 above.

     8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, _________________ shall redeliver the Trustee's Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, ________________ and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at, or to ____________________________________________________ at,
____________________________________, Attention: ______________________; or to
such other address as the Trustee or ________________ may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

     11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and ____________________ and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section 12.08 of the Pooling Agreement, the Trustee and ___________________ shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

     12. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                                            LASALLE NATIONAL BANK,
                                              as Trustee under the Pooling
                                              Agreement referred to above

                                            By:
                                               ----------------------------


                                           --------------------------------,
                                           as Custodian


                                            By:
                                               ----------------------------

                                    EXHIBIT M

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:

Original Principal Balance:

1.   Liquidation Proceeds

          Principal Prepayment         $____
          Property Sale Proceeds        ____
          Insurance Proceeds            ____
          Other (Itemize)               ____

          Total Proceeds                                              $____
_2.   Servicing Advances               $____
     Monthly Advances                   ____
     Servicing Fees                     ____
     Annual Trustee Expense Amount      ____

          Total Advances                                              $_____

3.   Net Liquidation Proceeds                                         $_____
     (Line 1 minus Line 2)

4.   Principal Balance of the Mortgage
       Loan on date of liquidation                                    $_____

5.   Realized Loss, if any                                            $_____
     (Line 4 minus Line 3)

                                    EXHIBIT N
                           FORM OF DELINQUENCY REPORT
                     DELINQUENCY AND FORECLOSURE INFORMATION

                                   REO          FORECLOSURES
                           ---------------------------------------------------
            OUTSTANDING    #                                     # OF                 # OF      OUTSTANDING    # OF      OUTSTANDING
INVESTOR    DOLLARS        ACCT      RANGES        AMOUNT        ACCTS.    PCT        ACCTS.    DOLLARS   %    ACCTS     DOLLARS %
------------------------------------------------------------------------------------------------------------------------------------
REMIC
199_-__                                     30 TO 59 DAYS
                                            60 TO 89 DAYS
                                            90 AND OVER
                                            TOTALS

                                   EXHIBIT O

                        CERTIFICATE OF INSURANCE POLICY


Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND



ISSUER:  AFC Mortgage Loan                              POLICY NUMBER:  97010355
         Trust 1997-2                                   CONTROL NUMBER:  0010001


INSURED OBLIGATIONS:
$302,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Certificates, Series 1997-2, Class A
Certificates (the "Certificates")

TRUSTEE:  LaSalle National Bank, as Trustee

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Holders of the Certificates, to the extent set forth in the Pooling and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and (ii) the Remittance Date on which the Insured Payment is distributable to Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to such Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.


Form 9109
Page 1 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Remittance Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution to such Certificateholders, as provided in the Pooling and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U. S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Certificates (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Certificateholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Certificateholder directly (unless a Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Certificateholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts


Form 9109
Page 2 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to


Form 9109
Page 3 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Depositor who, on the applicable Remittance Date is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee, dated as of June 1, 1997.

In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the Certificates by reason of the purchase by the Servicer pursuant to Section 11.01 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



/s/                                         /s/ SPECIMEN
------------------------------------        ------------------------------------

President                                   Authorized Representative


Effective Date:  June 25, 1997


Form 9109
Page 4 of 4

                                    EXHIBIT A

                                     NOTICE


To:  Financial Guaranty Insurance Company
     115 Broadway
     New York, New York 10006
     (212) 312-3000
     Attention:        General Counsel

     Telephone: (212) 312-3000
     Telecopier:  (212) 312-3093


Re:  AFC Mortgage Loan Trust 1997-2,
     AFC Mortgage Loan Asset Backed
     Certificates, Series 1997-2


Determination Date: ___________________________

Remittance Date:    ___________________________

We refer to that certain Pooling and Servicing Agreement dated as of June 1, 1997, by and among Superior Bank FSB, as Depositor, Lee Servicing Company, a division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Trustee has determined under the Pooling and Servicing Agreement that in respect of the Remittance Date set forth above:

        (i) The Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates with respect to Sub-Pool [1][2] due and owing is $____________;

        (ii) The Class A Principal Remittance Amount with respect to Sub-Pool [1][2], exclusive of the amount set forth in clause B(vi) of the definition thereof if not paid by the Depositor, due and owing is $______________;

       (iii) The Available Remittance Amount (minus the amount withdrawable from the Sub-Pool [1][2] Certificate Account to pay the Certificate Insurer pursuant to Section 6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Sub-Pool [1][2] Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $____________;

        (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Sub-Pool [1][2] Certificate Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Sub-Pool and (c) the Excess Principal from the other Sub-Pool and
              (2) the Subordinated Amount, is $_______________;

         (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_______________;

        (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates pursuant to Sections 6.06(c)(A)(Y)(i) through (vii) with respect to Sub-Pool 1 and Section 6.06(c)(B)(Y)(i) with respect to Sub-Pool 2.

       (vii) The aggregate amount to be withdrawn from the Sub-Pool [1][2] Reserve Account and deposited into the Sub-Pool [1][2] Certificate Account pursuant to Section 6.14(c) of the Agreement is $_______________;

Please be advised that the amounts described in clauses (i) and (ii) above collectively exceed the amounts described in clauses [,prior to the Cross-Over Date, (iii), (iv) and,] (v) [on or after the Cross-Over Date, clauses (iii), (v) and (vi) (in the case of Sub-Pool [1][2]),] and (vii) above by $_______________;

      (viii)  The Supplemental Interest due and owing is $____________.

        (ix) The Amount applied pursuant to paragraph (b) of Section 6.15 to the payment of Supplemental Interest is $_________.

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $_______________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the [Surety Bond].

     The amount requested in this Notice should be paid to: [Payment
     Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice this

_____ day of ____________________________.




                                           ------------------------------------,
                                           as Trustee



                                           By:
                                               ---------------------------------

                                               Title: __________________________

AFC POLICY 97-2
#34287

                                   EXHIBIT P

                            PRINCIPAL PAYMENT TABLES

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

                      94,729,249.31                              119,164,842.18
  1       Jun-97      94,729,249.31                 Jun-97       119,164,842.18
  2       Jul-97      94,729,249.31                 Jul-97       119,164,842.18
  3       Aug-97      94,729,249.31                 Aug-97       119,164,842.18
  4       Sep-97      94,729,249.31                 Sep-97       119,164,842.18
  5       Oct-97      94,729,249.31                 Oct-97       119,164,842.18
  6       Nov-97      94,729,249.31                 Nov-97       119,164,842.18
  7       Dec-97      94,729,249.31                 Dec-97       119,164,842.18
  8       Jan-98      94,729,249.31                 Jan-98       119,164,842.18
  9       Feb-98      94,729,249.31                 Feb-98       119,164,842.18
 10       Mar-98      94,729,249.31                 Mar-98       119,164,842.18
 11       Apr-98      94,729,249.31                 Apr-98       119,164,842.18
 12       May-98      94,729,249.31                 May-98       119,164,842.18
 13       Jun-98      94,729,249.31                 Jun-98       119,164,842.18
 14       Jul-98      94,729,249.31                 Jul-98       119,164,842.18
 15       Aug-98      94,729,249.31                 Aug-98       119,164,842.18
 16       Sep-98      94,729,249.31                 Sep-98       119,164,842.18
 17       Oct-98      94,729,249.31                 Oct-98       119,164,842.18
 18       Nov-98      94,729,249.31                 Nov-98       119,164,842.18
 19       Dec-98      94,729,249.31                 Dec-98       119,164,842.18
 20       Jan-99      94,729,249.31                 Jan-99       119,164,842.18
 21       Feb-99      94,729,249.31                 Feb-99       119,164,842.18
 22       Mar-99      94,729,249.31                 Mar-99       119,164,842.18
 23       Apr-99      94,729,249.31                 Apr-99       119,164,842.18
 24       May-99      94,729,249.31                 May-99       119,164,842.18
 25       Jun-99      94,729,249.31                 Jun-99       119,164,842.18
 26       Jul-99      94,729,249.31                 Jul-99       119,164,842.18
 27       Aug-99      94,729,249.31                 Aug-99       119,164,842.18
 28       Sep-99      94,729,249.31                 Sep-99       119,164,842.18
 29       Oct-99      94,729,249.31                 Oct-99       119,164,842.18
 30       Nov-99      94,729,249.31                 Nov-99       119,164,842.18
 31       Dec-99      94,729,249.31                 Dec-99       119,164,842.18
 32     Jan-2000      94,729,249.31               Jan-2000       119,164,842.18
 33     Feb-2000      94,729,249.31               Feb-2000       119,164,842.18
 34     Mar-2000      94,729,249.31               Mar-2000       119,164,842.18

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

 35     Apr-2000      94,729,249.31               Apr-2000       119,164,842.18
 36     May-2000      94,729,249.31               May-2000       119,164,842.18
 37     Jun-2000      94,729,249.31               Jun-2000       119,164,842.18
 38     Jul-2000      94,729,249.31               Jul-2000       119,164,842.18
 39     Aug-2000      94,729,249.31               Aug-2000       119,164,842.18
 40     Sep-2000      94,729,249.31               Sep-2000       119,164,842.18
 41     Oct-2000      94,729,249.31               Oct-2000       119,164,842.18
 42     Nov-2000      94,729,249.31               Nov-2000       119,164,842.18
 43     Dec-2000      94,729,249.31               Dec-2000       119,164,842.18
 44     Jan-2001      94,729,249.31               Jan-2001       119,164,842.18
 45     Feb-2001      94,729,249.31               Feb-2001       119,164,842.18
 46     Mar-2001      94,729,249.31               Mar-2001       119,164,842.18
 47     Apr-2001      94,729,249.31               Apr-2001       119,164,842.18
 48     May-2001      94,729,249.31               May-2001       119,164,842.18
 49     Jun-2001      94,729,249.31               Jun-2001       119,164,842.18
 50     Jul-2001      94,729,249.31               Jul-2001       119,164,842.18
 51     Aug-2001      94,729,249.31               Aug-2001       119,164,842.18
 52     Sep-2001      94,729,249.31               Sep-2001       119,164,842.18
 53     Oct-2001      94,729,249.31               Oct-2001       119,164,842.18
 54     Nov-2001      94,729,249.31               Nov-2001       119,164,842.18
 55     Dec-2001      94,729,249.31               Dec-2001       119,164,842.18
 56     Jan-2002      94,729,249.31               Jan-2002       119,164,842.18
 57     Feb-2002      94,729,249.31               Feb-2002       119,164,842.18
 58     Mar-2002      94,729,249.31               Mar-2002       119,164,842.18
 59     Apr-2002      94,729,249.31               Apr-2002       119,164,842.18
 60     May-2002      94,729,249.31               May-2002       119,164,842.18
 61     Jun-2002      87,945,442.73               Jun-2002       114,588,710.60
 62     Jul-2002      87,799,285.47               Jul-2002       114,492,609.23
 63     Aug-2002      87,651,771.13               Aug-2002       114,395,703.41
 64     Sep-2002      87,502,887.10               Sep-2002       114,297,986.41
 65     Oct-2002      87,352,620.65               Oct-2002       114,199,451.44
 66     Nov-2002      87,200,958.93               Nov-2002       114,100,091.65
 67     Dec-2002      87,047,888.98               Dec-2002       113,999,900.14
 68     Jan-2003      86,893,397.71               Jan-2003       113,898,869.94
 69     Feb-2003      86,737,471.90               Feb-2003       113,796,994.03
 70     Mar-2003      86,580,098.23               Mar-2003       113,694,265.33
 71     Apr-2003      86,421,263.24               Apr-2003       113,590,676.71
 72     May-2003      86,260,953.35               May-2003       113,486,220.97
 73     Jun-2003      86,099,154.86               Jun-2003       113,380,890.85
 74     Jul-2003      85,935,853.92               Jul-2003       113,274,679.02
 75     Aug-2003      85,771,036.57               Aug-2003       113,167,578.12
 76     Sep-2003      85,604,688.73               Sep-2003       113,059,580.69

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

 77     Oct-2003       85,436,796.16               Oct-2003       112,950,679.23
 78     Nov-2003       85,267,344.51               Nov-2003       112,840,866.17
 79     Dec-2003       85,096,319.29               Dec-2003       112,730,133.89
 80     Jan-2004       84,923,705.87               Jan-2004       112,618,474.69
 81     Feb-2004       84,749,489.49               Feb-2004       112,505,880.80
 82     Mar-2004       84,573,655.25               Mar-2004       112,392,344.42
 83     Apr-2004       84,396,188.12               Apr-2004       112,277,857.63
 84     May-2004       84,217,072.92               May-2004       112,162,412.50
 85     Jun-2004       84,036,294.32               Jun-2004       112,046,001.00
 86     Jul-2004       83,853,836.88               Jul-2004       111,928,615.03
 87     Aug-2004       83,669,684.98               Aug-2004       111,810,246.45
 88     Sep-2004       83,483,822.87               Sep-2004       111,690,887.02
 89     Oct-2004       83,296,234.66               Oct-2004       111,570,528.45
 90     Nov-2004       83,106,904.30               Nov-2004       111,449,162.39
 91     Dec-2004       82,915,815.60               Dec-2004       111,326,780.39
 92     Jan-2005       82,722,952.22               Jan-2005       111,203,373.94
 93     Feb-2005       82,528,297.65               Feb-2005       111,078,934.49
 94     Mar-2005       82,331,835.25               Mar-2005       110,953,453.37
 95     Apr-2005       82,133,548.22               Apr-2005       110,826,921.87
 96     May-2005       81,933,419.58               May-2005       110,699,331.20
 97     Jun-2005       81,731,432.23               Jun-2005       110,570,672.48
 98     Jul-2005       81,527,568.89               Jul-2005       110,440,936.79
 99     Aug-2005       81,321,812.11               Aug-2005       110,310,115.10
100     Sep-2005       81,114,144.30               Sep-2005       110,178,198.32
101     Oct-2005       80,904,547.68               Oct-2005       110,045,177.29
102     Nov-2005       80,693,004.34               Nov-2005       109,911,042.76
103     Dec-2005       80,479,496.16               Dec-2005       109,775,785.42
104     Jan-2006       80,264,004.89               Jan-2006       109,639,395.86
105     Feb-2006       80,046,512.10               Feb-2006       109,501,864.60
106     Mar-2006       79,826,999.16               Mar-2006       109,363,182.09
107     Apr-2006       79,605,447.31               Apr-2006       109,223,338.70
108     May-2006       79,381,837.59               May-2006       109,082,324.70
109     Jun-2006       79,156,150.86               Jun-2006       108,940,130.29
110     Jul-2006       78,928,367.82               Jul-2006       108,796,745.60
111     Aug-2006       78,698,468.98               Aug-2006       108,652,160.66
112     Sep-2006       78,466,434.66               Sep-2006       108,506,365.42
113     Oct-2006       78,232,245.02               Oct-2006       108,359,349.76
114     Nov-2006       77,995,880.02               Nov-2006       108,211,103.45
115     Dec-2006       77,757,319.42               Dec-2006       108,061,616.19
116     Jan-2007       77,516,542.82               Jan-2007       107,910,877.61
117     Feb-2007       77,273,529.62               Feb-2007       107,758,877.21
118     Mar-2007       77,028,259.02               Mar-2007       107,605,604.45

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

119     Apr-2007       76,780,710.02               Apr-2007       107,451,048.66
120     May-2007       76,530,861.46               May-2007       107,295,199.12
121     Jun-2007       76,278,691.95               Jun-2007       107,138,044.98
122     Jul-2007       76,024,179.90               Jul-2007       106,979,575.34
123     Aug-2007       75,767,303.54               Aug-2007       106,819,779.17
124     Sep-2007       75,508,040.88               Sep-2007       106,658,645.37
125     Oct-2007       75,246,369.74               Oct-2007       106,496,162.75
126     Nov-2007       74,982,267.72               Nov-2007       106,332,320.01
127     Dec-2007       74,715,712.22               Dec-2007       106,167,105.77
128     Jan-2008       74,446,680.42               Jan-2008       106,000,508.56
129     Feb-2008       74,175,149.31               Feb-2008       105,832,516.78
130     Mar-2008       73,901,095.63               Mar-2008       105,663,118.77
131     Apr-2008       73,624,495.94               Apr-2008       105,492,302.77
132     May-2008       73,345,326.56               May-2008       105,320,056.88
133     Jun-2008       73,063,563.60               Jun-2008       105,146,369.16
134     Jul-2008       72,779,182.93               Jul-2008       104,971,227.53
135     Aug-2008       72,492,160.22               Aug-2008       104,794,619.81
136     Sep-2008       72,202,470.90               Sep-2008       104,616,533.74
137     Oct-2008       71,910,090.17               Oct-2008       104,436,956.95
138     Nov-2008       71,614,993.01               Nov-2008       104,255,876.94
139     Dec-2008       71,317,154.15               Dec-2008       104,073,281.15
140     Jan-2009       71,016,548.09               Jan-2009       103,889,156.87
141     Feb-2009       70,713,149.11               Feb-2009       103,703,491.32
142     Mar-2009       70,406,931.24               Mar-2009       103,516,271.60
143     Apr-2009       70,097,868.24               Apr-2009       103,327,484.69
144     May-2009       69,785,933.68               May-2009       103,137,117.48
145     Jun-2009       69,471,100.85               Jun-2009       102,945,156.73
146     Jul-2009       69,153,342.78               Jul-2009       102,751,589.12
147     Aug-2009       68,832,632.28               Aug-2009       102,556,401.18
148     Sep-2009       68,508,941.89               Sep-2009       102,359,579.36
149     Oct-2009       68,182,243.90               Oct-2009       102,161,109.97
150     Nov-2009       67,852,510.33               Nov-2009       101,960,979.23
151     Dec-2009       67,519,712.96               Dec-2009       101,759,173.23
152     Jan-2010       67,183,823.29               Jan-2010       101,555,677.94
153     Feb-2010       66,844,812.55               Feb-2010       101,350,479.23
154     Mar-2010       66,502,651.74               Mar-2010       101,143,562.83
155     Apr-2010       66,157,311.53               Apr-2010       100,934,914.37
156     May-2010       65,808,762.37               May-2010       100,724,519.35
157     Jun-2010       65,456,974.42               Jun-2010       100,512,363.15
158     Jul-2010       65,101,917.54               Jul-2010       100,298,431.03
159     Aug-2010       64,743,561.33               Aug-2010       100,082,708.11
160     Sep-2010       64,381,875.11               Sep-2010        99,865,179.42

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

161     Oct-2010       64,016,827.90               Oct-2010        99,645,829.82
162     Nov-2010       63,648,388.44               Nov-2010        99,424,644.09
163     Dec-2010       63,276,525.19               Dec-2010        99,201,606.85
164     Jan-2011       62,901,206.29               Jan-2011        98,976,702.60
165     Feb-2011       62,522,399.61               Feb-2011        98,749,915.72
166     Mar-2011       62,140,072.69               Mar-2011        98,521,230.44
167     Apr-2011       61,754,192.81               Apr-2011        98,290,630.87
168     May-2011       61,364,726.90               May-2011        98,058,101.00
169     Jun-2011       60,971,641.62               Jun-2011        97,823,624.65
170     Jul-2011       60,574,903.29               Jul-2011        97,587,185.54
171     Aug-2011       60,174,477.95               Aug-2011        97,348,767.24
172     Sep-2011       59,770,331.28               Sep-2011        97,108,353.19
173     Oct-2011       59,362,428.68               Oct-2011        96,865,926.66
174     Nov-2011       58,950,735.20               Nov-2011        96,621,470.82
175     Dec-2011       58,535,215.59               Dec-2011        96,374,968.68
176     Jan-2012       58,115,834.24               Jan-2012        96,126,403.12
177     Feb-2012       57,692,555.25               Feb-2012        95,875,756.85
178     Mar-2012       57,265,342.35               Mar-2012        95,623,012.47
179     Apr-2012       56,834,158.94               Apr-2012        95,368,152.40
180     May-2012       29,221,497.99               May-2012        95,111,158.95
181     Jun-2012       28,836,342.68               Jun-2012        94,852,014.24
182     Jul-2012       28,447,648.62               Jul-2012        94,590,700.28
183     Aug-2012       28,055,383.31               Aug-2012        94,327,198.90
184     Sep-2012       27,659,513.93               Sep-2012        94,061,491.80
185     Oct-2012       27,260,007.36               Oct-2012        93,793,560.50
186     Nov-2012       26,856,830.20               Nov-2012        93,523,386.40
187     Dec-2012       26,449,948.71               Dec-2012        93,250,950.71
188     Jan-2013       26,039,328.87               Jan-2013        92,976,234.51
189     Feb-2013       25,624,936.31               Feb-2013        92,699,218.71
190     Mar-2013       25,206,736.39               Mar-2013        92,419,884.06
191     Apr-2013       24,784,694.12               Apr-2013        92,138,211.14
192     May-2013       24,358,774.19               May-2013        91,854,180.38
193     Jun-2013       23,928,940.98               Jun-2013        91,567,772.05
194     Jul-2013       23,495,158.53               Jul-2013        91,278,966.24
195     Aug-2013       23,057,390.57               Aug-2013        90,987,742.89
196     Sep-2013       22,615,600.46               Sep-2013        90,694,081.76
197     Oct-2013       22,169,751.26               Oct-2013        90,397,962.43
198     Nov-2013       21,719,805.67               Nov-2013        90,099,364.35
199     Dec-2013       21,265,726.06               Dec-2013        89,798,266.74
200     Jan-2014       20,807,474.44               Jan-2014        89,494,648.70
201     Feb-2014       20,345,012.48               Feb-2014        89,188,489.12
202     Mar-2014       19,878,301.50               Mar-2014        88,879,766.74

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

203     Apr-2014       19,407,302.45               Apr-2014        88,568,460.09
204     May-2014       18,931,975.94               May-2014        88,254,547.54
205     Jun-2014       18,452,282.22               Jun-2014        87,938,007.28
206     Jul-2014       17,968,181.14               Jul-2014        87,618,817.32
207     Aug-2014       17,479,632.23               Aug-2014        87,296,955.47
208     Sep-2014       16,986,594.61               Sep-2014        86,972,399.37
209     Oct-2014       16,489,027.04               Oct-2014        86,645,126.46
210     Nov-2014       15,986,887.91               Nov-2014        86,315,114.01
211     Dec-2014       15,480,135.20               Dec-2014        85,982,339.08
212     Jan-2015       14,968,726.54               Jan-2015        85,646,778.54
213     Feb-2015       14,452,619.14               Feb-2015        85,308,409.09
214     Mar-2015       13,931,769.82               Mar-2015        84,967,207.19
215     Apr-2015       13,406,135.04               Apr-2015        84,623,149.16
216     May-2015       12,875,670.80               May-2015        84,276,211.07
217     Jun-2015       12,340,332.75               Jun-2015        83,926,368.82
218     Jul-2015       11,800,076.11               Jul-2015        83,573,598.10
219     Aug-2015       11,254,855.67               Aug-2015        83,217,874.40
220     Sep-2015       10,704,625.84               Sep-2015        82,859,172.99
221     Oct-2015       10,149,340.60               Oct-2015        82,497,468.95
222     Nov-2015        9,588,953.48               Nov-2015        82,132,737.15
223     Dec-2015        9,023,417.62               Dec-2015        81,764,952.24
224     Jan-2016        8,452,685.71               Jan-2016        81,394,088.66
225     Feb-2016        7,876,710.01               Feb-2016        81,020,120.64
226     Mar-2016        7,295,442.34               Mar-2016        80,643,022.21
227     Apr-2016        6,708,834.08               Apr-2016        80,262,767.14
228     May-2016        6,116,836.16               May-2016        79,879,329.02
229     Jun-2016        5,519,399.07               Jun-2016        79,492,681.20
230     Jul-2016        4,916,472.82               Jul-2016        79,102,796.82
231     Aug-2016        4,308,006.98               Aug-2016        78,709,648.79
232     Sep-2016        3,693,950.67               Sep-2016        78,313,209.77
233     Oct-2016        3,074,252.50               Oct-2016        77,913,452.23
234     Nov-2016        2,448,860.66               Nov-2016        77,510,348.39
235     Dec-2016        1,817,722.81               Dec-2016        77,103,870.23
236     Jan-2017        1,180,786.18               Jan-2017        76,693,989.52
237     Feb-2017          537,997.48               Feb-2017        76,280,677.75
238     Mar-2017         (110,697.06)              Mar-2017        75,863,906.23
239                                                Apr-2017        75,443,645.98
240                                                May-2017        75,019,867.80
241                                                Jun-2017        74,592,542.24
242                                                Jul-2017        74,161,639.62
243                                                Aug-2017        73,727,129.98
244                                                Sep-2017        73,288,983.13

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

245                                              Oct-2017        72,847,168.63
246                                              Nov-2017        72,401,655.77
247                                              Dec-2017        71,952,413.60
248                                              Jan-2018        71,499,410.89
249                                              Feb-2018        71,042,616.18
250                                              Mar-2018        70,581,997.71
251                                              Apr-2018        70,117,523.49
252                                              May-2018        69,649,161.22
253                                              Jun-2018        69,176,878.38
254                                              Jul-2018        68,700,642.13
255                                              Aug-2018        68,220,419.39
256                                              Sep-2018        67,736,176.79
257                                              Oct-2018        67,247,880.67
258                                              Nov-2018        66,755,497.10
259                                              Dec-2018        66,258,991.88
260                                              Jan-2019        65,758,330.49
261                                              Feb-2019        65,253,478.15
262                                              Mar-2019        64,744,399.78
263                                              Apr-2019        64,231,059.99
264                                              May-2019        63,713,423.12
265                                              Jun-2019        63,191,453.20
266                                              Jul-2019        62,665,113.96
267                                              Aug-2019        62,134,368.82
268                                              Sep-2019        61,599,180.90
269                                              Oct-2019        61,059,513.01
270                                              Nov-2019        60,515,327.65
271                                              Dec-2019        59,966,587.01
272                                              Jan-2020        59,413,252.95
273                                              Feb-2020        58,855,287.02
274                                              Mar-2020        58,292,650.45
275                                              Apr-2020        57,725,304.15
276                                              May-2020        57,153,208.69
277                                              Jun-2020        56,576,324.30
278                                              Jul-2020        55,994,610.92
279                                              Aug-2020        55,408,028.11
280                                              Sep-2020        54,816,535.11
281                                              Oct-2020        54,220,090.83
282                                              Nov-2020        53,618,653.81
283                                              Dec-2020        53,012,182.25
284                                              Jan-2021        52,400,634.03
285                                              Feb-2021        51,783,966.64
286                                              Mar-2021        51,162,137.23

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

287                                              Apr-2021        50,535,102.59
288                                              May-2021        49,902,819.14
289                                              Jun-2021        49,265,242.96
290                                              Jul-2021        48,622,329.73
291                                              Aug-2021        47,974,034.78
292                                              Sep-2021        47,320,313.07
293                                              Oct-2021        46,661,119.16
294                                              Nov-2021        45,996,407.24
295                                              Dec-2021        45,326,131.14
296                                              Jan-2022        44,650,244.26
297                                              Feb-2022        43,968,699.65
298                                              Mar-2022        43,281,449.94
299                                              Apr-2022        42,588,447.38
300                                              May-2022        41,889,643.81
301                                              Jun-2022        41,184,990.67
302                                              Jul-2022        40,474,439.00
303                                              Aug-2022        39,757,939.41
304                                              Sep-2022        39,035,442.13
305                                              Oct-2022        38,306,896.95
306                                              Nov-2022        37,572,253.23
307                                              Dec-2022        36,831,459.94
308                                              Jan-2023        36,084,465.58
309                                              Feb-2023        35,331,218.26
310                                              Mar-2023        34,571,665.64
311                                              Apr-2023        33,805,754.92
312                                              May-2023        33,033,432.90
313                                              Jun-2023        32,254,645.89
314                                              Jul-2023        31,469,339.79
315                                              Aug-2023        30,677,460.03
316                                              Sep-2023        29,878,951.57
317                                              Oct-2023        29,073,758.92
318                                              Nov-2023        28,261,826.15
319                                              Dec-2023        27,443,096.82
320                                              Jan-2024        26,617,514.04
321                                              Feb-2024        25,785,020.45
322                                              Mar-2024        24,945,558.20
323                                              Apr-2024        24,099,068.94
324                                              May-2024        23,245,493.86
325                                              Jun-2024        22,384,773.65
326                                              Jul-2024        21,516,848.50
327                                              Aug-2024        20,641,658.08
328                                              Sep-2024        19,759,141.60

Alliance 1997-2                                                   19-Jun-97
                                                                  01:56:29 PM

Principal Prepayment Table

                        Class A                                   Class 2A
                        Principal                                 Principal
                        Balance                                   Balance

329                                              Oct-2024        18,869,237.71
330                                              Nov-2024        17,971,884.59
331                                              Dec-2024        17,067,019.88
332                                              Jan-2025        16,154,580.69
333                                              Feb-2025        15,234,503.63
334                                              Mar-2025        14,306,724.75
335                                              Apr-2025        13,371,179.60
336                                              May-2025        12,427,803.15
337                                              Jun-2025        11,476,529.85
338                                              Jul-2025        10,517,293.60
339                                              Aug-2025         9,550,027.75
340                                              Sep-2025         8,574,665.08
341                                              Oct-2025         7,591,137.80
342                                              Nov-2025         6,599,377.59
343                                              Dec-2025         5,599,315.51
344                                              Jan-2026         4,590,882.08
345                                              Feb-2026         3,574,007.23
346                                              Mar-2026         2,548,620.28
347                                              Apr-2026         1,514,649.99
348                                              May-2026           472,024.51
349                                              Jun-2026          (579,328.62)

                                    EXHIBIT Q

                  FORM OF SERVICER'S MONTHLY REMITTANCE REPORT
                                   TO TRUSTEE
                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

                     In accordance with section 6.08 of the
                   Pooling and Servicing Agreement dated as of
                   ______________ and the Insurance Agreement
                    dated as of ______________, Lee Servicing
                          Company reports the following
                     information pertaining to Series ______
              Sub Pool _ for _________, ___, the Remittance date.

                          Period Ended: _________, 19__

--------------------------------------------------------------------------------

Total Actual Principal Collections                                  0.00

Total Actual Interest Collections                                   0.00

Additional Proceeds                                                 0.00
                                                                  -------
Total Collections

Monthly Advance

  Delinquent Interest                                               0.00

  Compensating Interest                                             0.00

  Amounts Held for Future Distributions                             0.00

                                                                    0.00
                                                                  -------
Available Remittance Amount:                                        0.00

Less: Service Fees                                                  0.00
      Expense Account Deposit                                       0.00

Deposits/Withdrawals for Cross Collaterization                      0.00
                                                                  -------
Adjusted Remittance Amount:                                         0.00

Remaining Amount Available:

         Adjusted Remittance Amount                                 0.00

--------------------------------------------------------------------------------

                            ALLIANCE FUNDING COMPANY
           by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                               Designated Servicer
                              SERVICERS CERTIFICATE
                                ______ SUB POOL _

                     In accordance with section 6.08 of the
                   Pooling and Servicing Agreement dated as of
                   ______________ and the Insurance Agreement
                    dated as of ______________, Lee Servicing
                          Company reports the following
                     information pertaining to Series ______
              Sub Pool _ for _________, ___, the Remittance date.

                          Period Ended: _________, 19__


--------------------------------------------------------------------------------

    Insured Payments                                                0.00

    Insurance Account Deposit @ 13bp the
      ending Class A P-balance                                      0.00

    Class Remittance Amounts                                        0.00

    Non-Recoverable Advances not previously
      reimbursed                                                    0.00
                                                                  -------
Total Remaining Amount Available:                                   0.00
                                                                  =======

Amount of Reimbursements Pursuant to Sec. 5.04

  Servicing Fee                                                     0.00

  Monthly Advances and Servicer Advances                            0.00

  Other Mortgage Payments                                           0.00

  Interest Earned on P&I Deposits                                   0.00

  Additional Servicing Compensation                                 0.00

--------------------------------------------------------------------------------

                                                       ALLIANCE FUNDING COMPANY
                                      by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                          Designated Servicer
                                                         SERVICERS CERTIFICATE
                                                           ______ SUB POOL _

                                                In accordance with section 6.08 of the
                                              Pooling and Servicing Agreement dated as of
                                              ______________ and the Insurance Agreement
                                               dated as of ______________, Lee Servicing
                                                     Company reports the following
                                                information pertaining to Series ______
                                         Sub Pool _ for _________, ___, the Remittance date.

                                                     Period Ended: _________, 19__


-----------------------------------------------------------------------------------------------------------------------------------

                                                                    Total                   Class 2-A              Class R
                                                                    -----                   ---------              -------
Number of Loans                                                     0

Opening Loan balance                                                0.00                      0.00

Additional principal reduction, LTD                                 0.00                      0.00

Realized losses, LTD                                                0.00                      0.00

Carryforward amount                                                 0.00                      0.00
                                                                  ------                  ---------

Total Class Principal Balance                                       0.00                      0.00

 Pool factor per loan balance                                    #DIV/01                   #DIV/01

 Factor per class balance                                     0.0000000%                0.0000000%

Class R Remittance                                                  0.00                                             0.00

Additional Principal due Class A                                    0.00                                             0.00

Deposits/Withdrawals for Cross Collaterization                      0.00                                             0.00

Interest remittance                                                 0.00                      0.00

Principal reductions:

 Prepayments - number                                                  0                         0

 Prepayments - dollar                                               0.00                      0.00

 Net Liquidation Proceeds                                           0.00                      0.00
------------------------------------------------------------------------------------------------------------------------------------
 Curtailments                                                       0.00                      0.00



                                                  ALLIANCE FUNDING COMPANY
                                 by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE
                                                      ______ SUB POOL _

                                           In accordance with section 6.08 of the
                                         Pooling and Servicing Agreement dated as of
                                         ______________ and the Insurance Agreement
                                          dated as of ______________, Lee Servicing
                                                Company reports the following
                                           information pertaining to Series ______
                                    Sub Pool _ for _________, ___, the Remittance date.

                                                Period Ended: _________, 19__


-----------------------------------------------------------------------------------------------------------------------------------
     Normal and excess payments                                      0.00                         0.00
                                                                  -------                      --------
Total principal Remittance                                           0.00                         0.00

Additional principal reduction                                       0.00                         0.00
                                                                  -------                      --------
Total remittance                                                     0.00                         0.00
                                                                  =======                      ========
Carryforward Amount                                                 0.00

Current Month Realized Loss - number                                   0

Current Month Realized Loss - dollar                                0.00

        Number of Loans                                           #    0

Class principal balance - end of month

Loan Balance                                                         0.00                         0.00

Additional principal reduction, LTD                                  0.00                         0.00

Realized losses, LTD                                                 0.00                         0.00

Carryforward amount                                                  0.00                         0.00
                                                                  -------                      --------
Total Class A principal                                              0.00                         0.00

Class factor per loan balance                                     #DIV/01                      #DIV/01

Class factor per class balance                                    #DIV/01                      #DIV/01
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Total                       Class A1
                                                                    -----                       --------
     Weighted Note Rate:                                         0.00000%




                                                  ALLIANCE FUNDING COMPANY
                                 by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE
                                                      ______ SUB POOL _

                                           In accordance with section 6.08 of the
                                         Pooling and Servicing Agreement dated as of
                                         ______________ and the Insurance Agreement
                                          dated as of ______________, Lee Servicing
                                                Company reports the following
                                           information pertaining to Series ______
                                    Sub Pool _ for _________, ___, the Remittance date.

                                                Period Ended: _________, 19__


-----------------------------------------------------------------------------------------------------------------------------------
Weighted Note Rate Next Remittance:                                 0.00000%

Pass-Through Rate:                                                  0.00000%                  0.00000%

Related Remittance Period                                           0-JAN-00                      thru  0-JAN-00

Days in Related Period:                                                    0

Weighted Average Remaining Term                                         0.00

Original Pool - Principal Balance                                       0.00                      0.00

Original Pool - Pre-Funding Account                                     0.00                      0.00

Original Pool - Additional Principal Reduction                          0.00                      0.00
                                                                    ---------                 --------
Original Pool Total                                                     0.00                      0.00

Original Pool - Number of Loans                                            0


===================================================================================================================================



Class A Overcollaterization Reconciliation
                                                                Beginning of Month          Current Month              End of Month
                                                                ------------------          -------------              ------------
Additional Principal Reduction, LTD                                     0.00                    0.00                      0.00
------------------------------------------------------------------------------------------------------------------------------------

Less:  Realized Losses, LTD                                             0.00                    0.00                      0.00

Deposits/Withdrawals from Cross Collaterization                         0.00                    0.00                      0.00
                                                                                                                        -------
                                                        ----------------------------------------------------------------------------

Overcollateralization of Principal                                      0.00                    0.00                      0.00
                                                                                                                        -------
                                                        ============================================================================


                                                       ALLIANCE FUNDING COMPANY
                                      by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                          Designated Servicer
                                                         SERVICERS CERTIFICATE
                                                           ______ SUB POOL _

                                                In accordance with section 6.08 of the
                                              Pooling and Servicing Agreement dated as of
                                              ______________ and the Insurance Agreement
                                               dated as of ______________, Lee Servicing
                                                     Company reports the following
                                                information pertaining to Series ______
                                         Sub Pool _ for _________, ___, the Remittance date.

                                                     Period Ended: _________, 19__



------------------------------------------------------------------------------------------------------------------------------------
Base Overcollaterization Requirement                                                                                   0.00

Current Month Subordinated Amount
---------------------------------
                                                        Beginning of Month           Current Month               End of the Month
                                                        ------------------           -------------               ----------------
Original Subordinated Amount                                  0.00                        N/A                           0.00

Less:  Cumulative Realized Losses                             0.00                       0.00                           0.00

Plus:  Cumulative Additional Proceeds                         0.00                       0.00                           0.00
                                                            ------                      -----                          -----
Current Subordinated Amount                                   0.00                                                      0.00
                                                            ======                                                     =====
Nonrecoverable Advance Reconciliation

Beginning of Month                                            0.00

Current Month Unpaid Nonrecoverable Advance                   0.00

Less:  Current Month Reimbursement                            0.00
                                                            ------
End of Month                                                  0.00
                                                            ======
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Class A1
                                                                                       ---------
Total Class Principal - Original Pool                        $0.00                      $0.00

Interest Remittance Amount                                    0.00                       0.00


                                                       ALLIANCE FUNDING COMPANY
                                      by LEE SERVICING COMPANY, A division of SUPERIOR BANK FSB,
                                                          Designated Servicer
                                                         SERVICERS CERTIFICATE
                                                           ______ SUB POOL _

                                                In accordance with section 6.08 of the
                                              Pooling and Servicing Agreement dated as of
                                              ______________ and the Insurance Agreement
                                               dated as of ______________, Lee Servicing
                                                     Company reports the following
                                                information pertaining to Series ______
                                         Sub Pool _ for _________, ___, the Remittance date.

                                                     Period Ended: _________, 19__



------------------------------------------------------------------------------------------------------------------------------------

Interest Rate Factor / 1000                                         0.000000                                0.000000


Total Principal Collections                                             0.00                                    0.00

Additional Principal Reduction                                          0.00                                    0.00
                                                                    --------                                --------
Principal Remittance Amount                                             0.00                                    0.00

Principal Payment Factor/1000                                       0.000000                                0.000000

Principal Factor                                                    0.000000                                0.000000


Prior Month Principal Factors                                              0                                       0
------------------------------------------------------------------------------------------------------------------------------------


                                   EXHIBIT R

                   PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                            St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106109897  CASS CATHERINE                   NY       124,371.10    11.875    6.250
 106136958  HAMM JAYNE M                     CO       175,470.21     9.500    5.250
 106137242  THOMAS ANNIE L                   IL        73,874.25    10.250    5.750
 106140339  PEREZ STEVEN R                   AZ        67,109.18    11.750    7.500
 106142517  GIVENS LARRY W.                  IL        89,200.00    11.625    6.000
 106145755  JOHNSON BENJAMIM B               OR        97,600.00    13.250    8.250
 106146021  BYERS EMANUEL                    IL        36,000.00    13.125    7.500
 106146477  STANFILL WESLEY B                UT       416,250.00    11.000    6.250
 106146484  SELZER LILLIE M.                 IL        76,500.00     9.250    4.500
 106146502  NICHOLSON THOMAS G.              WI        90,000.00    10.000    5.250
 106146733  GROSCOST GARY B                  UT       188,000.00     9.500    5.000
 106147252  SIGNORELLI VICTORIA L.           MI        54,700.00    10.000    6.000
 106147268  SOLANO DANIEL                    MI       104,000.00    12.750    8.500
 106147440  HILL JOHN D                      MI        92,000.00    10.250    6.250
 106147674  COOK DAVID C                     NM       169,600.00    10.750    6.250
 106147714  TAP JOHN L.                      MI        41,200.00    12.875    7.500
 106147868  ANDERSON AMBOUS                  IL        52,000.00    11.250    6.750
 106147890  ESAW-WARFIELD JACQUELINE D.      MI        82,400.00    12.875    7.500
 106147895  YORK ROBERT D.                   IN        46,800.00    12.375    6.750
 106148124  GLORIA RUBEN                     IL        60,600.00    13.250    7.750
 106148132  BROWN THOMAS E.                  MI        33,200.00    12.250    7.250
 106148183  CORDEIRO LINEU                   UT       143,500.00     9.750    5.250
 106148243  HILL GARY                        CO        56,000.00     8.625    3.750
 106148298  MCCANDLESS DAN                   UT        93,500.00    11.625    7.750
 106148327  SAWSZAK LESIA                    IL       126,000.00    13.625    8.250
 106148337  BREWER JAMES F                   MI        76,400.00    13.500    8.500
 106148406  REGALA AGNES CAMBA               IL       232,100.00    11.125    6.250
 106148477  MCKINNIE ROBERTL                 IL        99,750.00    11.125    6.500
 106148519  BARTHOLOMEW PAUL A               UT       103,000.00    10.750    6.250
 106148569  LYNCH PETER                      CO       136,000.00    10.750    6.250
 106148589  FOLKS DARRYL                     MI        20,000.00    11.375    6.000
 106148646  EBERLY TWILA JO                  CO        57,000.00     8.750    4.250
 106148651  PERALTA BYRON R                  AZ        54,400.00    10.250    5.750
 106148701  BONIFIELD ROSS C                 AZ        82,000.00    11.000    6.500
 106148742  KUKLA PATRICIA J.                IL        45,000.00    10.000    6.000
 106148748  STEVENS, JR. LAWYER W.           IL        72,200.00    10.375    6.500
 106148846  THIEL ARLETTE                    CO        97,600.00    10.000    5.250
 106148868  BUSHAW KEITH R                   CO       164,250.00     9.875    5.000
 106148938  KUMPF ASTASIA                    CO        98,175.00    10.375    6.500
 106148948  PUSATELLO CHERRIE LYNN           UT        72,000.00     9.625    5.000
 106148993  GAMMELL THEODORE                 IL       100,000.00    10.750    5.750
 106148994  AHMAD ABDEL MAJID A.             IL       161,500.00    11.125    6.250
 106148996  AWAWDEH ZAINAB                   IL       160,000.00    10.500    6.750
 106149044  ROSS TRACY W                     UT       148,750.00     9.375    5.750
 106149118  LAYFIELD LAURA B                 MI        85,800.00    10.875    7.250
 106149121  AIRRIESS MARTIN J.               MI       108,000.00    11.000    7.000
 106149149  BARELA FRED A                    UT       117,900.00    11.250    6.750
 106149152  WARD SHIELDS PRISCILLA B         NV        92,720.00    11.625    7.000
 106149299  SNOW RYLAND C.                   IL        54,600.00    12.875    7.500
 106149327  MELOY JEFFREY J.                 MI        64,800.00    12.875    7.500
 106149451  DANZIGER C LYNN                  CO       105,200.00    11.000    6.500
 106149527  NEWBY WILLIAM F                  OR       117,725.00    11.125    7.500
 106149551  WILCOXSON ROBERT B               UT       446,250.00    10.750    6.250
 106149639  SHAYA STEVE                      MI        55,800.00    10.500    5.750
 106149695  ROSS TRAVIS R                    UT       104,000.00     9.375    5.750
 106149696  ANDERSON MARILYN M               CO       119,000.00    10.750    6.000
 106149719  SCHWARZKOPF ARLENE               IL       138,800.00     8.875    3.750
 106149845  COLBY JAMES                      IN       178,500.00    10.375    6.500
 106149942  LOU VICKIE                       MI        40,800.00    10.750    5.750
 106150196  SELBY-ROSENCRANS PAT             AZ        62,400.00    10.375    6.750
 106150199  BREAUX JOHN A                    UT       212,500.00     9.625    6.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106150805  THIELE STEVEN C                  AZ       113,500.00     8.625    5.000
 800033912  OLEJNIK WIESLAW                  NY       149,336.69    12.000    7.750
 800036410  DISESSO NICHOLAS                 NJ       212,378.27     8.750    6.000
 800036907  GERALD MORTON                    MD       114,255.65    11.625    7.250
 800047110  APPLEBAUM TODD HARRIS            NJ       175,660.82    11.000    6.750
 800048928  DWYER THOMAS E JR                NJ        72,748.38    10.750    7.000
 800048993  DAFFIN MICHAEL                   FL        66,265.72    10.500    6.250
 800055527  CALDERON LISA                    NJ       183,416.37    11.000    7.000
 800083537  PEPER STEVEN                     NY       184,464.39    11.875    7.500
 800088320  OVALLE CARLOS M                  NY       139,942.52    13.500    8.500
 800089070  MACK SR ROBERT L                 MD        46,078.54    11.875    7.750
 800103103  SHERMAN HILLARY                  PA        27,497.73     9.500    6.250
 800110322  PEREZ SONIA RODRIGUEZ            PA        50,357.56    10.250    6.750
 800116444  BRYANT GEORGE C II               CT       464,540.75     9.500    5.500
 800124190  AKRAMNAZ CHAUDHRY                NY        82,462.26    10.250    6.000
 800129611  PALUMBO JEFFREY                  CT       127,500.00    10.125    6.500
 800133068  RUDD CLYDE TIMOTHY               NC        72,000.00    10.750    6.750
 800133696  IRIZARRY GUADALUPE               NJ       168,000.00     9.875    6.000
 800140022  CRAWFORD LOUISE C                DE        90,000.00     9.625    5.000
 800140998  BAUER NED                        NJ       511,336.15     9.625    6.250
 800149767  MARTINEZ JAMES                   NY       137,700.00    12.250    7.750
 800150880  GRAHAM PAUL R                    PA       139,868.83     9.750    6.500
 800152860  COOK GEORGE                      PA        97,600.00    11.125    6.000
 800156549  JEANTY GUITEAU                   NY        51,985.53    12.125    8.250
 800157273  UPP DEBRA L                      SC        64,800.00    11.750    7.500
 800157661  LINDSAY COURTNEY                 NY       221,600.00    11.750    8.250
 800158727  DABEK TADEUSZ                    CT       148,753.74    11.625    8.250
 800160814  COLON GERONIMO A                 NY       236,250.00     9.750    5.500
 800161721  HAUBRICH EVERETT                 NJ       119,000.00    11.000    7.000
 800163248  FARRO ONORATO                    NJ       590,000.00     9.875    6.250
 800164394  WERENKO HOLLY JEAN               CT       130,440.72     9.875    5.750
 800166043  MIRASOLI VINCENT                 NY       220,000.00     9.750    6.250
 800166936  CHAE HOB JOHN                    NJ       181,717.40     9.875    6.000
 800168908  LONG JR KENNETH R                NJ       170,000.00    11.750    7.250
 800170342  WELLS RICHARD C                  NJ        65,000.00    10.250    5.250
 800170805  BA MOUSSA                        GA        96,000.00     7.625    3.750
 800171589  BLUME DAVID LYNN                 MD        73,950.00    11.000    6.500
 800172843  BAILEY LOUIS JR                  CT       211,500.00    10.000    5.500
 800174591  MANDEL GOLDY                     NJ        96,000.00    13.250    8.250
 800175366  OGORKIEWICZ MIECZYSLAW           MD        69,300.00     9.125    6.250
 800176471  FORSYTH NORMAN                   NY       375,000.00    12.000    7.500
 800178600  ARSENEC ANTOINE                  NY       141,300.00     9.375    5.750
 800180309  MOZDEN JOSEPH F                  NJ        54,987.06    12.875    7.750
 800181497  REEVES JOHN L                    PA        50,150.00    11.375    7.500
 800182099  MCKITTRICK DAVID                 NY        48,600.00    10.625    6.750
 800184731  ALDERSON KENNETH L               MD       122,000.00    10.625    5.750
 800185043  WERLEY JEFFREY                   NJ       239,500.00    11.375    6.500
 800185928  ROUZER JOHN M                    PA        55,000.00     7.375    4.500
 800188666  SCHWARTZ STEVEN                  NJ       204,000.00     8.125    4.500
 800190084  BORIS KATHRYN G                  CT        99,200.00    12.250    7.250
 800191454  TRUMBO STEPHEN T                 NJ       133,600.00    11.500    8.000
 800193179  LUND TIMOTHY                     FL        50,400.00    10.750    5.750
 800193278  GILLETTE BONNIE                  MD        76,000.00    12.125    8.500
 800193369  BREITMAN LORI                    NY        75,000.00    10.875    6.250
 800194102  AUSTIN DANIEL A                  PA        39,500.00     9.625    4.500
 800195927  DRUMMOND PEACHES                 NY       328,500.00    10.625    7.000
 800197170  LEE PRISCILLA                    GA        89,100.00    11.875    7.000
 800198376  ACEVEDO MARGARITA                NY       202,500.00    10.250    7.250
 800199044  KYRITZ WILLIAM                   NJ       103,000.00     8.875    5.000
 800200552  ELLISON, SR. CEDRIC LOUIS        NC       124,950.00    10.625    6.500
 800200867  CADENA CARLOS                    NY       229,500.00    10.250    6.750

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800200917  ARIAS MARIA                      NY       306,000.00    12.125    7.250
 800200941  KONSTANTINIDIS FRANK             NJ        60,000.00    11.250    7.250
 800201246  GOBO KATHLEEN                    NJ       198,000.00    10.500    5.750
 800201717  BISHER ROBERT                    PA        90,000.00     9.875    6.000
 800203366  DAMMAR MERRICK                   NY       105,000.00    10.000    5.250
 800204075  KOWALSKI JAMES D                 FL        65,625.00     8.875    3.750
 800204158  KLIENSORGE JOHN E.               NC       124,000.00    11.250    6.500
 800205239  BALABOUS CHRIS                   NY       109,650.00    10.875    7.250
 800205411  BABCOCK COLLEEN M                NJ       100,000.00     9.750    5.250
 800206179  CARR SR RICHARD J                PA       104,000.00    12.875    7.500
 800206187  GRENWAY BERNARD N                MD       200,000.00    10.000    5.500
 800206435  COLLINS BERNICE                  SC        74,250.00    10.125    6.000
 800207235  SEYLER LEON J                    PA       104,000.00    12.375    6.750
 800207383  MANRING LOWELL T                 NC       113,900.00    10.000    5.250
 800207656  JOST JANET D                     PA       129,200.00    10.125    6.500
 800209066  CULLUM ROBERT F                  MD        56,000.00    11.000    7.000
 800209561  SCHAFFERMAN LESLIE E             MD        64,500.00     9.750    7.000
 800210643  ROSENTEL JOHN ALLEN              PA       115,000.00    12.250    7.750
 800211567  TYLER SHEILA B                   PA        44,000.00    12.250    7.250
 800212631  SALCEDO ANN M                    NY       100,800.00    12.250    7.000
 800212854  POLLYDORE CHARLES                NY       120,000.00    12.375    6.750
 800214520  BAKER PAULINE S                  PA       114,750.00    11.250    6.500
 800215170  BASANTES BELLA                   NJ       109,800.00    10.125    6.500
 800216079  SHENASSA SIMONE                  NJ       200,000.00    10.625    7.000
 800216459  GARDNER RONA                     NJ       188,000.00    11.500    7.250
 800216624  FESSOCK GARY M                   PA       173,000.00     9.875    6.000
 800217077  LONG CATHERINE A                 NY        94,350.00    10.375    6.500
 800217085  ALTMAN STANLEY W                 PA        75,650.00    11.250    5.250
 800217754  GAMBLER CHRISTOPHER S            PA        61,200.00    11.125    6.250
 800218141  KIBLER ERVAN TODD                MD       125,500.00    11.125    8.250
 800219552  SCHIRLING TERRY L                MD        45,500.00     8.875    3.750
 800220592  COELLO BERKYS                    PA       151,300.00    11.125    6.250
 800220774  MAGILL HOBE L                    FL        69,700.00    11.125    6.250
 800222309  WOOD RICHARD A                   CT       116,000.00    10.000    5.250
 800225591  HUFF ROBERT J.                   FL        73,000.00    11.125    6.250
 800225922  LOPEZ RUBEN                      NJ       105,300.00    11.625    6.000
 800227290  KRIEGSTEIN DAVID                 FL       195,500.00    11.250    6.500
 800227654  AQUHART LENNOX 0                 FL        44,135.00    12.875    7.500
 800229593  ROSE BARBARA A                   PA        65,000.00    10.875    5.500
 800230633  TZIAMIHAS VICKI                  NY        74,000.00     9.875    6.250
 800231177  BERGIAN PETER J                  PA       144,000.00    12.875    7.500
 800236689  ZARRILLO LEONARD J               NY       133,000.00    12.750    7.250
--------------------------------------------------------------------------------------
Loans tagged for 1st Subsequent Transfer           20,432,399.82    10.724    6.431

 106108181  BRETT ERROL                      NY       171,173.22     9.250    6.000
 106115742  SCHAFFNIT SARA PARKS             GA       234,125.35    10.625    7.000
 106118568  ALVARADO NORMA                   MD       156,478.44     8.625    5.000
 106122236  MARUNGO BACELISA                 IL       125,419.08     9.625    6.250
 106123753  VULPI BETTY                      NY        86,191.28    11.875    8.250
 106126341  PRISCO STEPHEN                   NY       138,040.91     9.500    6.750
 106129828  FISHER TODD JOSEPH               MI        31,939.72    11.625    8.500
 106131717  SELLMAN JON CHADWICK             MN       133,944.63     9.250    5.500
 106136314  MERRIWEATHER REGINA              IL        34,960.44    12.125    6.750
 106137824  AL-DHALIMI MOHAMMED              MI        55,685.95     9.375    5.750
 106139206  CHRISTIAN TONYIA MARIE           OH        80,084.04    11.000    6.000
 106140369  MARKOS LINDA                     MI        46,660.25     9.375    5.750
 106141979  GUNN HERBERT                     IL       237,876.61     9.250    4.500
 106142975  DANZY VIRGINIA                   IN        53,586.67    12.625    7.500
 106143198  STEWARD SANDORA                  IL        85,464.14    10.250    5.750
 106144010  KELSANG                          IL        89,933.21     7.500    3.000
 106145024  CWIK LAWRENCE J                  OR       195,846.98    12.250    7.500

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106145654  DYSON MICHAEL                    UT       111,600.00     9.625    6.000
 106145838  HARLEY ZANE                      IN        43,352.40     9.000    4.500
 106146615  MICHELS WILLIAM P.               MI        48,000.00     9.500    5.500
 106146802  COLE JEFFREY L.                  IN        97,500.00    12.875    7.500
 106147987  THOMPSON NIELS A.                IN        41,977.65     9.125    3.750
 106148036  HOLMAN ROBERT S.                 MN       105,000.00     9.250    4.500
 106148526  SPRADLING ROBERT                 UT       200,000.00    11.375    7.750
 106148707  GOSCHA ROSS S                    CO       705,500.00     8.875    5.250
 106148886  RYAN BILLIE JO                   IN        31,500.00    12.625    7.250
 106149012  SPURLIN TONY D.                  IN        70,500.00    11.125    6.250
 106149353  FISHER NORMAN L                  CO       487,800.00     8.875    5.250
 106149716  TRISOLIERE ELLEN L               IL        79,300.00     8.875    3.750
 106149741  ROBERTO ARTHUR                   IL        99,000.00     8.875    3.750
 106150052  PATTY TERRY L.                   IN        18,000.00    10.750    5.750
 106150579  TOTH DAVID L                     CO       109,350.00     9.875    5.000
 800005472  PULLARA GIUSEPPE                 NY       159,310.69     9.875    6.250
 800023400  PANORA LUIS                      CT       233,264.19    10.250    5.750
 800026429  FOSTER THOMAS E                  MD       148,348.10    10.625    6.750
 800032153  SUAREZ WILLY MARK                NY       247,151.96     9.125    5.500
 800034704  SAVICH JOHN J                    NY        45,533.43    12.000    7.250
 800041303  CRISP CHARLOTTE A.               DE        82,686.23     9.875    5.000
 800046989  WILLIS DONNA                     CT        76,370.02    10.250    5.750
 800048142  MENACHO GUILLERMO                VA       109,340.16     9.750    5.250
 800048290  ZELLER RAYMOND R                 FL        59,222.11     8.625    3.750
 800049710  MALONE BOBBY E                   NC        77,887.23    11.000    6.000
 800050080  MONDA DANTE J                    FL        44,435.67    11.000    6.000
 800053035  MARSHALL JAMES E                 MD       145,425.19     9.625    7.000
 800053258  KONARZEWSKI JAMES                FL        45,910.80     9.625    5.000
 800053704  MATHEWS DEBRA S                  NY        44,931.31    10.750    6.000
 800054421  HASKINS GARY                     NJ        79,884.11     9.625    5.000
 800056327  KAUFMANN JOSEPH A                SC        76,370.02    10.250    5.750
 800057812  KAPLAN MICHAEL I                 NY       114,882.43    11.250    6.000
 800059206  MYSOREKAR UMA V                  NY       475,838.96     9.625    6.000
 800059628  BLACK JOHN W                     PA        63,049.14     8.625    3.750
 800062259  BROWN, JR. RALPH ELMER           SC        78,946.58     8.675    4.500
 800063539  GOLDBERG MARK L                  VA        71,863.99     9.750    5.250
 800071144  ABASTO ROBERTO                   VA       111,910.65    12.375    7.500
 800074262  EVANS LORRAINE                   NY       205,610.85     9.750    5.500
 800081671  ROTTER ARTHUR T                  NY       166,092.00     8.875    6.750
 800083008  GORDON BRAINARD L                PA       124,029.02     9.625    7.250
 800087629  HADDAD GILL S                    MD       143,112.97    11.750    7.250
 800089740  MOHN MARGARET I                  PA       131,708.34     9.000    4.500
 800093155  DAVENPORT JANET                  PA        39,072.73    11.125    6.250
 800094781  CALAMUSA JOHN                    NY       109,662.11     7.375    3.500
 800097867  PETICCA MARIO                    PA        39,928.33    10.000    5.250
 800104002  COSSABOON ROBERT N               PA       205,810.60    10.500    5.500
 800107641  FELIX DIMAS R                    CT        99,508.76    11.750    7.250
 800107856  LUTHER GARCIA                    NY       194,890.91    12.125    8.500
 800108664  MCWHORTER EDDIE                  GA       113,953.20    13.500    8.500
 800109100  EDWARDS BENJAMIN H               FL        98,900.00    10.750    6.500
 800111387  DURINA MARK A                    FL        98,874.39    10.250    5.750
 800113110  HANES TERRY                      FL       132,750.00    10.250    5.750
 800114340  RODRIGUEZ EDERMIRA               NY       114,944.91     9.625    6.000
 800120396  ARCARO DOREEN                    NY        93,460.80    10.250    6.875
 800122509  SCHAEFFER EDWARD J               PA        44,100.00    11.250    6.750
 800122855  RAY JR HARRY C                   FL        46,571.68    11.750    6.250
 800123580  LINFOOT KENDLE B                 NY       242,028.99     9.875    7.500
 800123614  JOHNSON THOMAS R                 SC       382,254.36    11.500    6.750
 800130882  THOMPSON WALTER T                PA        91,800.00    11.625    7.250
 800133316  DAVILA DAVID                     CT        57,800.00    11.875    7.250
 800133845  DENLINGER R WAYNE                PA        45,588.33    12.500    8.500

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800137143  WHITE SHELBY                     FL       175,040.88    11.250    6.500
 800139602  LANDES MARK F                    FL        68,968.65     9.875    5.000
 800140469  SOLIDAY KEVIN B                  NJ       230,250.78    10.125    6.500
 800140535  LINK JOHN                        NY       176,001.30     9.750    5.500
 800145351  SPENCER C GERALD                 GA       224,895.03     9.750    5.500
 800145591  LEARY JOHN M                     MA       249,695.08    10.375    6.500
 800147027  SULLIVAN JAMES T                 MA       105,356.97    10.375    6.500
 800151045  BRUCE EDWARD F                   CT       196,000.00     9.750    5.000
 800152175  VANBUSKIRK CLARK                 NJ        85,180.00     9.500    6.250
 800152563  HEALY MICHAEL J                  NJ       189,000.00    10.125    6.000
 800155368  JASINSKI SUSAN A                 FL        66,600.00    10.250    5.750
 800156200  POISSON JOEL V                   NY       409,500.00     9.750    5.500
 800156895  RICHARDSON ANNA G                GA        67,917.45     9.625    5.750
 800157174  HAMPTON DELORES                  PA        48,000.00    12.250    7.250
 800159238  KAZA DEBRA ANN                   PA        24,638.19     9.625    7.250
 800160962  CORRADO SANDRA D                 NY       122,538.10     9.875    6.250
 800161861  GRANTHAM DONNELL                 NY       100,712.79    10.125    6.750
 800165508  NEWTON JR WILLIAM J              PA        40,000.00    11.000    6.250
 800165540  HOLLAND MARETTA                  DC        83,200.00    10.875    7.000
 800166068  OLIVERA ALDO                     NY       154,800.00    10.500    6.750
 800167132  SHORTELL RUTH A                  PA        55,000.00     9.000    4.500
 800167694  VIVIECA RAMONA                   NY       202,500.00    10.500    5.500
 800170169  JAMIL SYED                       NY       110,500.00    11.875    7.250
 800173510  KUSAKAVITCH JOSEPH               PA       117,135.89    10.750    5.750
 800173775  DIXON LORRAINE D                 CT        77,400.00    10.500    5.750
 800174294  CONTE MARIO                      NY        80,000.00    10.750    6.250
 800175390  SPIVEY THERESA                   NJ        74,000.00    12.875    7.500
 800178485  ARTHUR FLOYD                     NY       573,393.39     8.375    5.500
 800178865  REDMOND PETER                    NY       225,400.00    11.500    6.750
 800179848  NASE JAMES S                     PA        18,000.00    10.500    5.750
 800181760  LIN CHENG                        CT        53,899.00     9.750    5.000
 800182651  STOLZE JR CHARLES H              VA       119,936.14     9.125    3.750
 800182784  MOMPLAISIR ULRICK                NY       191,700.00    10.000    5.500
 800185084  RODEL SHAWN                      FL        69,600.00    10.125    5.000
 800186124  MAZZA DOREEN                     NY       115,600.00    11.000    6.500
 800188252  ANTHONY MARIAN                   PA        91,800.00    12.250    7.500
 800189391  HUSSEIN SAAD                     NY        68,000.00    10.788    8.100
 800191090  MAZZEO PASQUALE                  NY       150,500.00     8.875    5.250
 800192734  ORTIZ HEATHER A                  PA        47,200.00    12.875    7.500
 800194581  FERRACO JOHN P                   NY       127,500.00    10.375    6.250
 800195414  KIRSON JESSICA S                 NJ       117,000.00     8.875    6.250
 800197618  VAZQUEZ ALBERTO                  NJ       157,000.00     9.750    6.250
 800199077  NIEVES JOSE E                    PA        93,600.00    10.750    6.750
 800200685  MARSICANO DANIEL                 NY       162,000.00    13.500    8.500
 800201873  SENKO YOLANDA J                  NY        76,500.00    11.750    7.500
 800202541  WALSH KENNETH JOHN               NY       100,000.00    11.875    8.250
 800202988  MILLER REGINA                    NJ       112,500.00    10.500    5.750
 800204257  DEUGWILLO ROBERT J               MD        86,400.00     9.625    5.750
 800204828  FOSTER FRANK C                   CT        99,800.00    10.500    5.750
 800206336  THOMAS JAMES R                   NJ        94,400.00    12.875    7.500
 800207151  ESCUDERO MIRIAM                  NY       210,600.00    10.875    6.000
 800209728  MILLER MELISSA A                 NY        57,600.00    10.500    5.750
 800210361  KESTNER JANET K                  PA        81,600.00    13.000    8.500
 800211542  MOSEMANN DEAN M                  PA        72,000.00    10.500    5.750
 800212995  UFFELMAN JOHN R                  PA        66,950.00    10.875    5.500
 800213134  RIEBER MICHAEL                   PA       128,000.00    12.250    7.250
 800214272  MOORE HERBERT E                  CT       347,200.00    11.875    8.250
 800214413  GEESEY MAXINE H                  AZ       183,000.00     8.625    5.000
 800215253  BRANDT LAURIE A                  NJ       199,750.00    11.250    6.500
 800215410  DE LA CRUZ ELIAS                 NY       133,200.00     9.875    6.000
 800216921  OWENS RICHARD E                  PA        44,010.00    10.500    5.750

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800217101  REYNOLDS BERNARD L               WA       104,000.00     9.000    4.500
 800219164  CHIUSANO LINDA                   NY       131,400.00    11.250    6.500
 800223166  EMMER BRUCE                      NY       193,413.68    12.000    6.750
 800223562  MARZAN RAPHAEL                   NJ       151,200.00    10.375    6.750
 800224081  MAY JASON K                      NC       104,000.00     9.750    5.250
 800225435  O'NEIL THOMAS                    FL       135,000.00     9.875    5.000
 800228769  WINNETTE CARSON H                NC        49,300.00    11.250    6.500
 800230856  GARDIANOS PERICLES C             NY       124,950.00    12.000    7.500
 800230955  JENKINS JULIAN                   PA        30,945.00    12.875    7.500
 800231102  BLACKBURN ROBERT A               FL        27,200.00    11.000    6.500
 800233926  BRENNAN THOMAS PATRICK           NY       119,000.00    11.250    6.500
 800233983  LEWIS WARREN S                   PA        66,400.00    11.125    6.250
 800235277  FISHER CRAIG W                   PA        63,200.00    10.000    5.250
 800237877  TAYLOR III HENRY W               NJ        50,000.00    10.000    5.500
 800238057  LYNCH RICHARD M.                 NY       249,700.00    10.375    6.500
 800244055  GUERRIERO JOHN                   NY       128,000.00    11.500    7.500
--------------------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale         19,558,985.54    10.288    6.132

 106143821  MUFFLER GREGORY A.               IL       110,000.00    12.375    6.750
 106143822  MUFFLER GREGORY A.               MN        40,100.00    12.375    6.750
 106143876  MARTINEZ SANDRA A                NM        36,000.00    12.125    8.250
 106144199  MATHEWS HELENA                   IL        39,000.00    11.000    5.750
 106144945  WALKER RICHARD R.                MI       281,200.00    11.000    5.750
 106145235  LEE JOHN                         MI        80,700.00    11.250    7.500
 106145245  CAPSOCOLIS NICK                  MI       261,500.00    10.375    6.500
 106145345  STAKEN JOAN M.                   IL        45,000.00     9.125    5.000
 106145379  WELLMAN LYLE G                   UT        72,800.00    11.000    6.250
 106145525  KHEIREDDINE ALI N                MI       125,600.00    10.625    8.250
 106145815  STROM WILLIAM H                  AZ       114,400.00    11.625    7.000
 106146283  NIELSON GARY C                   UT       102,400.00    11.875    7.000
 106146505  BATES ROBERT A.                  MI        63,900.00    10.000    6.750
 106146976  TRACY ANN BLAKE                  UT        72,600.00     8.875    5.250
 106147025  ADAMS DOREEN F.                  MI        51,000.00    10.000    6.000
 106147122  MCNALLY KATHLEEN L               MI        78,000.00    10.875    7.000
 106147274  KLOKANOVSKI CANE                 MI        35,000.00    12.875    8.250
 106147331  REYNOLDS GEOFFREY T              CO       148,700.00    10.500    6.000
 106147363  HENNESSEY ROSE                   MI        55,200.00    12.250    8.500
 106147396  HAYES GARY                       UT        95,000.00     9.750    5.000
 106147551  MORTENSEN BRIAN                  UT       139,920.00     8.750    4.000
 106147610  COOLEY LARIA A.                  IN        23,400.00    12.375    6.750
 106147617  SALEH AHMED H.                   MI       123,200.00    10.750    7.500
 106147700  KELM THELMA S.                   IL        96,500.00     9.875    5.000
 106147719  MARSH RHONDA K.                  IN        64,300.00    10.500    5.750
 106147765  BANUELOS FRANCISCO J             AZ        76,000.00     9.875    5.250
 106147781  WRIGHT GARY D.                   IN        41,900.00     8.850    0.000
 106147886  ADAMS SCOTT LOUIS                MI       110,000.00     9.375    6.250
 106147959  LEWIS FRED A                     MI        72,000.00    12.000    7.000
 106147960  HILLIARD TODD A                  WI        50,400.00    11.500    7.500
 106148008  COX DOUGLAS P                    ID        63,750.00    12.000    7.500
 106148039  SLAVIK CRAIG C.                  MN        91,100.00    10.250    5.500
 106148135  PORATH SCOTT E.                  WI        79,200.00    10.000    5.250
 106148140  WEST, SR. MICHAEL J.             IN        70,000.00    12.875    7.500
 106148195  REGIMBAL EUGENE W                OR       152,900.00    11.250    6.750
 106148246  BRILL DOUGLAS C                  CO       233,750.00     9.625    6.000
 106148348  RESSLER TIMOTHY D                NV       417,600.00    10.250    5.750
 106148628  ARJONA MARCELINO IMBUIDO         CA       103,250.00     9.250    4.750
 106148668  CAMPBELL RICARDO                 IL       120,000.00    12.625    7.750
 106148674  IVEY WARREN                      MI       165,200.00     8.875    6.000
 106148708  BANKS PAUL TODD                  UT        97,500.00    11.625    7.000
 106148718  DAVIDSON JEFFREY L               WA       214,600.00    10.500    6.000
 106148760  MICHAEL KAHN                     MI       139,500.00     7.625    3.750

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106148777  FELDMAN ALAN M                   NV       204,000.00     9.375    4.750
 106148805  HAYS JR FLOZELL E                NV       123,165.00    11.000    6.500
 106148827  KASTANOS CHRISTINE G.            MI       280,000.00    12.875    7.500
 106148832  LEE JOANN                        MI       128,800.00    12.500    8.500
 106148835  NEWILL JERRY L                   CO       142,000.00    11.125    6.500
 106148922  SATO SUZUE                       CO        89,250.00    10.125    6.500
 106149011  CROWE ROBERT D.                  MI       138,800.00    11.625    8.250
 106149053  FOSTER MADELINE M                CO        96,600.00     9.750    5.250
 106149116  FOLTA HELGA K.                   OH       114,750.00    11.250    6.500
 106149123  FAIRLESS ERNIE                   MI       123,700.00    10.125    6.000
 106149129  KRYDA SUSAN M                    MI        73,900.00    10.750    7.500
 106149267  CAMPBELL STEPHEN J               CO       116,400.00     9.625    5.000
 106149369  ALLEN GREGORY MICHAEL            OR       320,000.00    10.500    6.000
 106149584  WALKER KENNETH W                 TX        40,000.00     8.625    3.750
 106149638  DOKOVIC SULEJMAN                 MI        77,400.00    10.875    6.000
 106149651  SINGLETON CHARLOTTE L            CO       103,000.00     9.625    5.000
 106149742  GETTINGS JOHNNIE B               IL       140,200.00    10.875    7.250
 106149751  WEHRLY ROBERT B.                 MI       112,000.00    12.750    8.500
 106149858  JACKSON MARIO                    MI       135,000.00    10.375    6.750
 106149868  GUTIERREZ ABEL                   CO       110,500.00     8.750    4.250
 106149873  MARTIN RHONDA L                  AZ       178,400.00     8.875    5.250
 106149889  PAULSON MARGARET J               AZ       116,800.00    12.250    7.250
 106149961  WILHELM JEAN R                   CO       144,500.00     8.625    3.750
 106149972  SWEENEY DEBBIE                   WA       173,400.00    11.000    6.500
 106149973  ENNES JOHN A                     WA       148,500.00     9.500    5.250
 106150013  COLLINS RICHARD                  MI       172,500.00    10.750    5.750
 106150032  TRONGALE ELAINE M                IL        75,600.00     9.250    4.500
 106150040  VUCIC MIHAILO                    IL       308,000.00    10.475    6.500
 106150055  CHANDLER LETICIA LOUISE          IN       104,900.00    11.250    6.500
 106150149  HALL MARLINE                     MI        17,600.00    12.875    7.500
 106150156  MOLINA MOISES M.                 IN       148,700.00    11.250    6.500
 106150396  ROONEY MARY ELLEN                IL       110,400.00     9.875    4.750
 106150452  DEANE ERIN K                     OR       187,000.00     9.625    5.000
 106150454  GENTRY RICKY C                   CO       101,600.00    10.875    7.250
 106150463  STUBBS RICHARD A                 CO        71,500.00     9.500    5.000
 106150538  MCCLOUD BEVERLY J.               IL       119,200.00    11.375    6.000
 106150665  JAJOU DHIA                       MI       102,000.00     9.625    7.500
 106150686  BRITTON LARRY J.                 IN        76,000.00    11.250    6.500
 106150693  BLACKBURN ALAN D                 UT       112,410.00    10.250    5.750
 106150757  BADAWI IMAD                      MI       105,000.00     9.500    6.250
 106150764  BURWELL JAMES LANCE              CO       210,000.00     8.625    3.750
 106150824  BOUFFARD JOHN ALAN               CO       102,400.00     9.750    5.250
 106150919  LOVE LISA D                      AZ       100,400.00     8.750    4.250
 106150961  BIALKE-FITZPATRICK KATHLEEN P    CO       173,400.00    10.750    6.250
 106151117  SHEPARD DIANE                    WI        49,500.00    10.500    5.750
 106151139  SIPES MICHAEL W                  WA       220,150.00    10.250    5.750
 800147902  SCHWAB DAVID A                   FL       160,780.00    10.250    6.000
 800156051  DUFF MICHAEL J                   PA        51,100.00    10.875    6.750
 800157620  SULLIVAN ISMAEL BERNIER          NJ        92,400.00     9.750    5.500
 800159972  RIOS RUTH                        NY       103,500.00    11.000    6.750
 800160970  DAVIDOWITZ PHILIP                NY       175,000.00    11.000    6.750
 800170797  BOOKER BIBI                      NY       148,750.00    12.000    7.500
 800171290  BILDA DIANE                      PA       103,500.00     9.750    6.250
 800174278  KHAN YOUNIS G                    NJ       130,050.00    11.000    6.500
 800177677  FASIG RANDY V                    PA        42,320.00    12.875    7.500
 800181125  WILLIAMS ANETRIAL L.             FL        67,500.00    12.625    7.250
 800182255  MCNICHOLAS KEVIN                 NJ       185,400.00     8.875    6.000
 800184723  AUTORE ROSEMARY                  NJ        93,000.00     8.875    4.500
 800188930  GREEN ELEANOR J                  CT        80,000.00    10.125    6.750
 800190985  TASCA GAETANO                    NJ       117,000.00    11.500    6.750
 800191397  RODRIGUEZ JR ISMAEL              NY       175,500.00    10.375    6.750

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800193658  FOLGER MARK A                    PA        96,000.00    12.875    8.250
 800193914  ANDERSON HARVEY                  NY       127,200.00    13.250    8.500
 800195521  JOHNSON MARC D                   NY        95,200.00    12.250    7.250
 800196271  BROOKS STEVE                     GA        69,275.00    11.250    6.500
 800196982  ANTHONY JOSEPH HARRELL           NC        34,000.00    10.625    6.500
 800204737  LECATO TYRONE T                  PA       207,000.00    10.500    5.750
 800204976  BELMONTE LUIS A                  PA        48,900.00    11.500    7.500
 800207763  GROSSEN HANS                     FL       128,000.00    10.000    6.000
 800208548  HEINS ROBERT A.W.                NY       385,000.00     9.000    6.500
 800209215  O'DONNELL MARY ANN               PA        97,750.00    11.250    7.500
 800210510  OROZCO IGNACIO A                 SC        63,750.00     9.500    5.500
 800217499  MCCRONE MARLENE M                PA        77,390.00     8.375    4.750
 800218018  CAFARO ANNA                      NY       157,500.00     9.625    6.000
 800218687  HERNANDEZ ALFONSO                NY       245,650.00    10.875    6.250
 800220238  COSNER PAUL L                    PA        96,000.00    12.875    7.500
 800221186  ZEZIMA ANTONIO                   CT       203,265.00     8.875    5.000
 800224537  SMITH EARL                       NJ        64,000.00    10.500    5.500
 800224552  AUGUST WARREN                    NY        67,500.00     9.625    4.875
 800225443  COLLINS JR WAYNE DAVID           FL       242,250.00    11.250    6.500
 800225732  KALOIDIS ATHAN                   CT       500,000.00     9.125    5.500
 800226615  CHAMBERS INEZ                    CT       346,500.00    10.750    6.750
 800227886  RUDE JR ALLEN W                  NJ       104,000.00    13.750    8.500
 800229585  LYNN CANDACE J                   PA        73,350.00     9.875    6.000
 800233264  SINGLEY CAROLYN A                DC       107,100.00    10.375    6.750
 800234270  LACEY RANDALL H                  PA        72,000.00    10.500    5.750
 800237554  RASO ANTHONY C                   PA       110,700.00    10.500    5.750
 800238792  BLAIR ARNOLD J.                  FL        73,500.00     9.625    5.000
 800239204  HOBSON BETTY                     NJ        72,000.00    12.250    6.500
 800240095  NADERSKI CASMIR F.               FL        54,000.00    10.875    5.968
 800241630  LINHARES JOAO M                  FL       116,450.00    10.000    5.250
 800242133  KOPKO GEORGE J                   PA       112,680.00     8.875    5.000
 800242430  PERRY RICHARD A                  PA        30,400.00    10.000    5.250
--------------------------------------------------------------------------------------
Loans Funded and not yet in Servicing              16,757,505.00    10.454    6.154
Total ARM Loans Funded and Available               56,748,890.36    10.494    6.246

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106102612  MOSKALETS YURIY                  CA        19,545.01    11.740    0.000
 106120268  MOORE JESSIE J.                  MI        22,556.93    11.350    0.000
 106123360  DAVIS LAWRENCE E.                MI        36,177.96     9.750    0.000
 106132903  BASS JERRY L                     NC        47,839.97    11.350    0.000
 106136762  SMITH ISABELL                    IN        37,856.13    13.000    0.000
 106139204  HUPFAUER DONALD J.               IL        27,105.85    11.550    0.000
 106139586  PHILLIPS DAVID P                 IL        18,233.39    12.150    0.000
 106141558  HAYES EDWARD D                   PA        89,964.73    13.700    0.000
 106143133  COLLINS SAMUEL J                 CA        24,938.12    11.950    0.000
 106144359  EVANS RONALD M                   IL       108,800.00    14.600    0.000
 106144515  WEAVER EVE MARIE                 UT        37,000.00    13.600    0.000
 106144521  DUNN, JR. HAROLD E.              IN        16,500.00    13.490    0.000
 106144707  DARGAN ARLENE E.                 IL        36,800.00    10.775    0.000
 106144710  JACKSON VERNA M.                 IL        52,200.00    11.600    0.000
 106145456  MOSCHETTI II ROBERT LEROY        UT        29,368.07    12.750    0.000
 106145513  JOHNSON DONALD                   IN        77,300.00    13.375    0.000
 106145600  ZAGORSKI DAVID A.                IN        86,400.00    11.775    0.000
 106146329  SLOCUM ANDRE S.                  OH        64,000.00     9.380    0.000
 106146394  CHUBB DAVID A                    OR        42,445.00    11.500    0.000
 106146457  PEREZ EDMUNDO MAURICIO PORTILL   AZ        26,874.00    13.000    0.000
 106146465  SOWARD ROGER WILLIAM             IN        11,950.00    12.750    0.000
 106146593  PARK BENJAMIN M.                 IN        19,400.00    14.375    0.000
 106146600  BUCK RITA M.                     IN        90,600.00    10.775    0.000
 106146604  MILISITS JEANE.                  OH        23,800.00    11.425    0.000
 106146634  SHURTZ MICHAEL                   UT        21,000.00    12.850    0.000
 106146684  FONICK THELMA C.                 OH        35,000.00    10.550    0.000
 106146696  KELLY JERRY P.                   KY        46,500.00    10.525    0.000
 106146785  RIDDLEBARGER ERNIE W.            OH        34,200.00    11.525    0.000
 106146983  KNUDSON HOLLY                    UT       245,000.00    13.450    0.000
 106147189  HOUNSHELL LISA L.                IN        23,300.00    12.925    0.000
 106147214  ZYCK III JOHN J                  WA        24,000.00    12.500    0.000
 106147253  VALPATIC LARRY J.                IN        64,500.00    12.525    0.000
 106147260  REED RONALD J.                   IL        43,100.00    12.050    0.000
 106147279  WONGNGAMNIT BRANDON L.           IN        52,400.00    13.250    0.000
 106147281  KUBUROVIC ZORAN                  NY       455,000.00    11.100    0.000
 106147295  PRANEETPOLGRANG PREECHA          OR        22,500.00    13.000    0.000
 106147327  SMITH LARRY L                    AZ        14,480.99    13.800    0.000
 106147374  CURTIS KEITH                     ID        13,350.00    12.300    0.000
 106147423  JONES JARRY LEE                  IL        38,100.00    12.000    0.000
 106147446  STEWART ELAINE                   NY       107,000.00    12.300    0.000
 106147565  MEANS M SHAWN                    OR        11,301.00    14.500    0.000
 106147584  GUMAER DONALD W.                 IL        25,000.00    12.000    0.000
 106147649  WOODBRIDGE JAMES W               CO       139,400.00    12.650    0.000
 106147657  AIKEN JR JOSEPH D                CO        34,262.00    11.800    0.000
 106147672  KILGORE DANIEL G                 UT        74,492.00    13.000    0.000
 106147690  SMITHER NOEL FREDRICK            KY        40,600.00    10.525    0.000
 106147703  MILLS TIMOTHY J.                 KY        19,200.00    12.275    0.000
 106147707  JOHANDES E. DANIEL               IL       116,000.00    13.875    0.000
 106147772  JOHNSON STANLEY G.               IL        50,000.00    11.250    0.000
 106147777  MORGAN HERBERT R.                IL        18,500.00    11.550    0.000
 106147779  CARPENTER MAURICE                IL        88,200.00    11.350    0.000
 106147782  JEFFCOAT JORDAN L.               KY        17,700.00    13.025    0.000
 106147784  LYNN ALAN S.                     KY        14,500.00    10.525    0.000
 106147821  BOYETTE HUBERTUS J               OR        43,113.00    12.500    0.000
 106147824  NESSMITH WESLEY R                AZ        13,864.00    13.200    0.000
 106147875  BROMLEY GREGORY B.               KY        45,200.00    11.275    0.000
 106147878  HAYDEN KENNETH W.                KY        56,500.00     9.400    0.000
 106147983  REED JR ROYCE LEE                CA        56,500.00    13.800    0.000
 106147992  WALLACE FREDERICK L              CA        71,500.00    12.250    0.000
 106148018  WRONOSKY THOMAS                  GA        13,600.00    13.000    0.000
 106148042  DINGER BRENT M                   OH        62,600.00    10.525    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106148070  KINGSLAND JULIE E                AZ        40,000.00    13.150    0.000
 106148103  BUTLER STEPHEN WALTER            OR        46,694.00    11.000    0.000
 106148116  KOONTZ JANET                     IL        27,500.00    12.275    0.000
 106148173  HENDERSON LEO D                  UT        47,500.00    11.800    0.000
 106148175  DEPPERT THOMAS M                 UT        30,766.00    11.550    0.000
 106148179  CASAL DONALD S                   WA        32,800.00    11.500    0.000
 106148185  STEIN INGE                       CA        43,100.00    11.900    0.000
 106148206  DECALUWE PETER J                 IL        14,800.00    11.900    0.000
 106148212  KUTZER MARK A.                   MN        16,500.00    11.500    0.000
 106148220  BARNES H. EDWARD                 KY        43,900.00    11.775    0.000
 106148252  PARKS MICHAEL C                  NV        35,505.00    12.300    0.000
 106148293  KAUFMAN ROBERT L                 WA        25,500.00    12.300    0.000
 106148308  MARSHALL LARRY J                 CA        89,000.00    10.550    0.000
 106148314  THOMPSON JR BRUCE A              UT        25,728.00    12.400    0.000
 106148381  ADAMSON CODY K                   UT        16,400.00    12.750    0.000
 106148391  HELTSLEY, SR. DARRELL H.         IL        55,600.00    12.050    0.000
 106148402  BRUBAKER GARY L.                 OH        12,400.00    11.275    0.000
 106148418  CLARK PETER B                    CO        40,000.00    11.000    0.000
 106148496  GOLDEN MARY L.                   IN        57,400.00    10.775    0.000
 106148546  NORTON ROBERT T                  CO        28,000.00    10.550    0.000
 106148560  SKIDMORE EDWARD K                AZ        76,000.00    11.000    0.000
 106148576  HUDKINS SONNY                    IN        87,700.00    12.850    0.000
 106148639  WELCH AMPARO                     AZ        20,650.00    12.500    0.000
 106148645  TREVINO VIDAL G                  CO        15,000.00    11.550    0.000
 106148647  SYKORA JERRY W                   CO        45,796.00    12.050    0.000
 106148658  JENSEN DOUGLAS R                 CO        23,000.00    12.500    0.000
 106148710  HOWELL RALPH GALEN               CA        30,000.00    11.000    0.000
 106148716  ERWIN JAMES GARY                 WA        33,629.00    11.800    0.000
 106148745  LEMING SUSAN                     IL       108,400.00    12.800    0.000
 106148770  DAVIS GALEN S                    UT        47,300.00    12.050    0.000
 106148779  HIGGS ROBERTO                    UT        36,900.00    12.750    0.000
 106148837  NOWFEL BRIAN J                   CO        85,000.00    12.250    0.000
 106148848  NEMMER CRETEE I                  CO        57,700.00    12.250    0.000
 106148873  BETZING MARTIN H                 CO        73,140.00    13.350    0.000
 106148897  CLOUSER JOSEPH L.                IN        20,500.00    13.020    0.000
 106148903  WEST RONALD E.                   OH        49,700.00    10.275    0.000
 106148919  CARSON LEWIS F                   CO        53,184.00    12.250    0.000
 106148930  HEMPHILL DWAYNE G                CO        48,000.00    11.800    0.000
 106148933  BARKER LYNN E                    UT        75,950.37    14.550    0.000
 106148936  BEATTY ELIZABETH M               CO        51,500.00    11.000    0.000
 106148940  BOOTH J RONALD                   CO        44,665.00    12.250    0.000
 106148956  PALMER KIRTIS L                  OR        16,500.00    10.550    0.000
 106148970  TODD MICHAEL R                   UT        14,075.00    12.050    0.000
 106148979  NELSON GARY LYNN                 ID        14,034.00    14.250    0.000
 106149071  SUNDQUIST LLOYD                  UT        42,000.00    11.250    0.000
 106149158  FLEETWOOD THOMAS A               AZ        85,300.00    11.000    0.000
 106149165  WORKMAN RANDALL G                UT        32,000.00    12.800    0.000
 106149222  JONES JOANN                      OH       113,400.00    12.400    0.000
 106149269  DEWOLF KAREN M                   OR        29,250.00    12.500    0.000
 106149274  GREENWELL WALLY                  UT        45,411.00    11.550    0.000
 106149356  RANDAL MARY M                    CO        65,001.00    10.400    0.000
 106149365  KIRKPATRICK ARDEN K              CO        39,700.00    10.800    0.000
 106149444  RUSSELL MARK T                   AZ        44,400.00    12.050    0.000
 106149455  CHRISTENSEN PAUL W               CO        36,699.00    12.250    0.000
 106149456  CLEMENT JEAN-PAUL                CO        45,000.00    11.400    0.000
 106149498  WILLIAMS JR. OSCAR               IL        58,000.00     9.420    0.000
 106149546  MCCARTNEY MARVIN D               UT        18,000.00    11.800    0.000
 106149663  CALDERON-GAUCIN MIGUEL ANGEL     ID        21,920.00    12.250    0.000
 106149667  GREER MARK D                     UT        74,500.00    10.300    0.000
 106149682  EWING PAUL F                     UT        33,200.00    11.000    0.000
 106149707  HERTEL MARK C                    CO        17,548.00    11.550    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106149763  KOSKELLA KAREN L                 UT       189,375.00    11.750    0.000
 106149780  HAMILTON TODD J                  UT        15,379.00    15.850    0.000
 106149903  STEIN SALYE R                    CO        46,130.00    13.600    0.000
 106149956  WADELL JAMES LEE                 CO        17,000.00    12.650    0.000
 106149964  HANNUKSELA DAVID B               WA        79,460.00    11.000    0.000
 106150054  GLASS JOANNE M.                  IN        66,100.00    10.900    0.000
 106150166  MEDINA IGNACIO                   CO        18,000.00    10.300    0.000
 106150171  JOHNSON CEDRIC B                 CO        50,460.00    11.550    0.000
 106150178  ARMSTRONG RUSSELL D              UT        33,047.00    13.250    0.000
 106150268  MCDONALD EDWARD D                UT        43,900.00    13.600    0.000
 800038796  WHITTON LYNN S                   NY        53,452.98    12.200    0.000
 800047581  DAVIS RODNEY M                   NY        62,000.00    12.100    0.000
 800122830  LAPIERRE PATRICIA E              NY       117,172.89    12.250    0.000
 800140709  POLHEMUS MARY L                  NJ        27,000.00    11.800    0.000
 800141814  PICKETTE THOMAS R                MA        23,609.47    12.500    0.000
 800146169  CONLEY CHARLES D                 PA        55,758.75    11.150    0.000
 800148298  KUTASI LINDA A                   FL        49,902.95    10.250    0.000
 800150187  WILLIAMS MICHAEL D               NY        22,600.00    12.750    0.000
 800151581  FIORICA PETER                    NY        19,974.70    11.000    0.000
 800152571  VOLCHIK ZEEV                     NJ        33,000.00    13.100    0.000
 800152704  ROBINSON LLOYD N                 NJ       149,792.07    11.000    0.000
 800161101  SHOOK MICHAEL L                  MI        64,000.00    10.050    0.000
 800161879  SHINNS JOHNNY F                  NY       162,000.00    12.750    0.000
 800163255  BECKFORD JOSEPH                  CT        40,361.69    12.600    0.000
 800163297  BAUER CHARLES J                  PA        21,800.00    11.800    0.000
 800163966  WATSON MARY                      SC        51,000.00    12.250    0.000
 800164030  STALEY LONNIE R                  PA        52,900.00    12.050    0.000
 800164089  MALUCHNIK DOUGLAS                NJ        80,620.00    12.500    0.000
 800164337  VAZQUEZ TED C                    PA        15,437.00    12.600    0.000
 800164378  SPLINTER CHRISTOPHER P           PA        46,000.00    11.500    0.000
 800165623  SAMPSON FRANKLIN S               NY        87,500.00    11.500    0.000
 800169609  CANIANO ANTHONY D                NJ        10,000.00    13.950    0.000
 800169658  HINES JR FRANK B                 GA        38,543.00    10.550    0.000
 800170367  FAGGIANI DOUGLAS J               NY        24,575.00    10.125    0.000
 800171282  STEWART EILEEN                   NY        39,600.00    13.750    0.000
 800171605  MACNEIL PAUL                     MA        33,000.00    12.700    0.000
 800174203  VELIU IMBERSON                   NY       159,200.00     9.650    0.000
 800174492  IZZO ROBERT G                    NY       120,000.00    10.900    0.000
 800174732  HARRINGTON KEVIN                 NY        26,673.68    12.650    0.000
 800174849  AHUJA DEEPAK                     CT       120,000.00    11.050    0.000
 800176026  CROPPER CALISSA M                VA        28,500.00    13.500    0.000
 800180150  STARKEY EVERT R                  FL        15,100.00    10.500    0.000
 800181547  SCOTT MICHAEL G                  MA        26,307.40    12.800    0.000
 800182685  LEE DONG KWAN                    NY        80,000.00    13.950    0.000
 800183030  DEATON CLIFFORD R                FL        42,300.00    12.250    0.000
 800184384  LEBLANC RICHARD G                FL        33,000.00    14.300    0.000
 800184574  ULISHNEY JOSEPH P                PA        38,180.00    11.650    0.000
 800189029  LUTMAN CHARLES KEITH             NC        59,911.98    12.100    0.000
 800189532  ZIMPLEMAN DOREEN                 SC       118,800.00    10.550    0.000
 800189680  BAILEY JOHN                      NY        30,000.00    12.300    0.000
 800189771  HARLEY LARRY F                   MD        18,900.00    13.250    0.000
 800190035  SINGER LINDA LOUISE              FL        40,000.00    13.300    0.000
 800192056  MAURO RICHARD P                  NY        65,000.00    12.200    0.000
 800192650  GALANTE STEVEN R                 NY        30,000.00    14.000    0.000
 800193955  WOODS ANDREW P                   PA        40,000.00    10.990    0.000
 800194201  OGURCHAK CHARLES F               NY       104,000.00    12.990    0.000
 800194482  DAVIS WALTON                     NY       194,000.00    10.900    0.000
 800194722  WEST KATHRYN B                   CT        30,000.00    10.800    0.000
 800196180  BIKAKI FREDERIKA                 NY        29,905.07    12.650    0.000
 800197964  DILORENZO LINDA M                FL        22,000.00    13.850    0.000
 800199382  FRASIER DAVID A                  SC        18,000.00    12.850    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800199945  RICHARDS, JR. WILLIAM J          PA        20,000.00    13.000    0.000
 800200479  KEMPA PETER                      NY       182,750.00    10.250    0.000
 800200792  RENTZ JR ROBERT L                FL        11,300.00    12.300    0.000
 800200800  CIANTO LISA ADAMAN               PA        30,372.55    12.850    0.000
 800200859  MURPHY CARRIE L                  FL        45,600.00    12.100    0.000
 800201428  MARTIN LETITIA                   MD        29,400.00    12.990    0.000
 800201543  MACKEY ROBERT A                  NC        51,000.00    11.950    0.000
 800202137  STOFKO KYLE C                    PA        45,000.00    10.800    0.000
 800202707  MCCOURT BRETT                    FL        61,600.00    13.100    0.000
 800203945  UMHAFER NEIL                     NY       150,000.00    11.650    0.000
 800204273  GOCEK GEORGE                     PA        22,000.00    11.650    0.000
 800204323  DEBEE CARLENE S                  PA        14,549.00    12.050    0.000
 800205072  HOLMES LEROY                     SC        55,250.00     9.900    0.000
 800205742  KOWALSKI DANIEL J                CT        21,000.00    11.600    0.000
 800205767  FINKELSTEIN BARRY                NY        93,000.00    13.990    0.000
 800205957  WHITAKER MILAN M                 MA        88,850.00    13.000    0.000
 800206328  VALDES GUSTAVO R.                FL        17,000.00    12.100    0.000
 800206492  BOGOSIAN ALLISON                 NY        22,000.00    10.550    0.000
 800206740  FIRPO KENNETH                    NY        84,000.00    12.950    0.000
 800206849  LUBRANO DONALD                   FL        22,700.00    11.800    0.000
 800207011  SMITH LANCE A                    FL        42,400.00    10.750    0.000
 800207375  HIGGINS BILLY W                  PA        89,250.00    12.250    0.000
 800208068  BYUS JUDITH L                    MD        68,000.00    10.750    0.000
 800208324  CACIO NICHOLAS                   NJ        22,500.00    12.500    0.000
 800208563  GODBEE PAUL                      NY       100,000.00    11.500    0.000
 800208712  DEAN KENNETH D                   PA        38,500.00    12.400    0.000
 800209082  REIFSNYDER RAYMOND L             FL        33,100.00    11.800    0.000
 800209462  ADAMS JO ANNE                    NY        50,000.00    11.400    0.000
 800209926  LUBER JAY L                      FL        27,500.00    10.550    0.000
 800210213  ALIBRANDI FRANK J.               MA        33,500.00    12.500    0.000
 800210502  KOZAK STEPHEN                    NY       100,000.00    11.250    0.000
 800210593  PEARSON VONDA D                  PA        25,094.00    12.050    0.000
 800211591  DELANEY STEVE W                  PA        88,000.00    10.800    0.000
 800211872  PANASCI STEPHEN S                FL        16,500.00    11.650    0.000
 800211880  PROCHASKA JOSEPH                 PA        52,000.00     9.990    0.000
 800211997  EDWARDS ERNEST 0.                NC        56,950.00    12.250    0.000
 800212243  VAN SYCKLE DANIEL P              MI        45,900.00    10.050    0.000
 800212359  STARKES THAD RAY                 PA        97,750.00    11.550    0.000
 800215667  KEEBLER CHRISTOPHER              PA        21,687.00    11.500    0.000
 800216244  FLEYSHGAKKER MARIA               NY        18,900.00    11.800    0.000
 800216442  STONE SARAH B.                   FL        10,000.00    12.050    0.000
 800217408  WALLOWITCH GREGORY R             PA        54,100.00    11.750    0.000
 800219404  ROGERS DEBORAH A                 OR        30,000.00    11.550    0.000
 800219602  LOMBARDI JR ALBERT               MA        24,000.00    12.600    0.000
 800220600  HOFFMAN CONSTANCE                NY       100,000.00    11.500    0.000
 800220683  KOLENDA THOMAS J                 PA        22,100.00    12.400    0.000
 800220717  KONDIKOFF DARRYL A               PA        70,000.00     9.650    0.000
 800220865  ZUMBA KENNETH                    NY        12,105.00    12.750    0.000
 800221020  HEUERMAN DONALD E                CT        43,500.00    12.050    0.000
 800221400  MASON WILLIAM J                  FL        35,350.00    10.650    0.000
 800221814  KRAFT KEVIN                      NY        89,600.00    10.900    0.000
 800222069  INGERSON DENNIS J                FL        17,100.00    12.650    0.000
 800224917  HARRIGER GARY E.                 NC        24,829.00    12.350    0.000
 800224990  SORENSEN CHRISTINA J             FL        12,500.00    10.300    0.000
 800225039  BYRNE MICHAEL P                  MD        50,000.00    11.250    0.000
 800225252  DEAN HELEN RUTH                  FL        44,400.00    10.050    0.000
 800225302  ROSKI ROBERT B.                  FL        47,700.00    12.550    0.000
 800225526  GARDNER WILLIE G                 FL        37,750.00    10.550    0.000
 800225914  ROBBINS TIMOTHY A                PA        15,750.00    12.050    0.000
 800225963  INGOLD JR HUBERT HARLEY          CA        50,000.00    12.500    0.000
 800226078  TORRACO JULIA                    FL        79,100.00    10.250    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800226805  FERGUSON OSCAR T                 PA        15,000.00    10.800    0.000
 800226870  TINSLEY DOUGLAS DUANE            NC        24,940.00    10.600    0.000
 800227118  DAVIS KENNETH W                  OR        48,500.00    10.150    0.000
 800227522  METZGER KARL                     PA        50,000.00    10.300    0.000
 800230047  LLOYD DOLORES                    PA        42,000.00    13.750    0.000
 800231318  ARIAS ALVARO B.                  FL        28,650.00    12.050    0.000
 800236705  TARANTO DENISE                   NY        45,000.00    10.850    0.000
 800241325  REITANO MARIA                    NY       480,000.00    13.450    0.000
--------------------------------------------------------------------------------------
Loans tagged for 1st Subsequent Transfer           13,086,969.70    11.881    0.000

 155010008  BRIGHT SAMMY                     GA         8,273.91    16.500    0.000
 106083842  TOUSANT CHARLES C                NY        19,491.20    12.990    0.000
 106089597  FERNANDEZ SALVADOR               FL        24,435.61    11.950    0.000
 106102425  ADRIAN MARK                      NY        24,654.97    11.150    0.000
 106122313  DOTSON DUSTY                     NC        39,286.23    12.500    0.000
 106129719  BREWER RONALD M                  AZ        23,929.94    13.000    0.000
 106130854  MCCRACKEN JAMES ROBIN            FL       111,850.37    12.190    0.000
 106132450  COLLINS RONALD LEE               OH         3,568.91    18.450    0.000
 106132463  BROOKS MARK                      GA        25,496.33    16.500    0.000
 106132464  GONZALEZ EDWIN                   NY        26,750.70    16.500    0.000
 106132477  CAPONE ANTONIO C                 MA        61,958.25    17.900    0.000
 106132486  CERMELE JOSEPHINE                NY        23,676.14    14.990    0.000
 106132487  PHILBIN RICHARD J.               NY         9,856.42    15.250    0.000
 106132500  SILVA ALFRED F JR                MA        61,460.96    13.750    0.000
 106132529  GUGEL MARILYN R.                 NY        28,135.64    15.900    0.000
 106132537  HUMPHREYS ROBERT HAROLD          MD        52,869.99    15.750    0.000
 106135341  HARRIS KATHLEEN D                AZ        25,490.71    12.600    0.000
 106135664  HALL HARRY                       FL        38,848.86    11.400    0.000
 106138930  BRTVA LARRY M.                   IL        67,100.00    12.150    0.000
 106139634  WALKER CHARLES R                 UT        27,584.55    15.350    0.000
 106140531  PETERSON ROBERT M                CA        30,000.00    11.975    0.000
 106142763  LEBER MATTHEW E                  AZ        29,755.09    13.200    0.000
 106142966  TACHAU JEREMY S                  CA        71,000.00    13.250    0.000
 106143324  LEWIS BRADLEY S                  CA        25,700.00    13.400    0.000
 106143942  LEIDENFROST WESLEY A.            MN        28,500.00    12.750    0.000
 106144382  RAHM JOHN N                      OR        48,000.00    12.750    0.000
 106144433  KANG BUOK                        IL        41,000.00    13.000    0.000
 106144571  LINDLY DALE R                    CA        86,500.00    11.975    0.000
 106144578  LUTZ FRED                        NY       499,448.61    11.350    0.000
 106145041  NIELSON CLAIR C                  UT        70,448.45    12.850    0.000
 106145147  PATANIA CAROLYN                  CA        48,750.00    14.275    0.000
 106145294  SHIPP DENNIS ALLEN               AZ        15,424.00    13.350    0.000
 106145541  HALE CHARLES                     OH        71,186.99    11.100    0.000
 106146538  FURUICHI ISAMU                   CO        16,800.00    13.300    0.000
 106147255  THOMAS CAYON L.                  KY        52,200.00    11.725    0.000
 106147429  STONE THOMAS R.                  KY        45,500.00     9.310    0.000
 106147647  LYON GORDON H                    UT        83,938.51    13.100    0.000
 106148101  KERR CLINTON JR                  ID        22,958.00    11.650    0.000
 106148604  BELMONT DANIEL C                 UT        36,237.00    11.550    0.000
 106148785  WHITING DANIEL TYLER             UT        19,622.00    14.250    0.000
 106148867  SENETHAVILAY QUTHOM              ID        15,450.00    12.050    0.000
 106148898  KRUSE LANA KAY                   MN        49,000.00    11.275    0.000
 106148902  LEGG CHRISTOPHER L.              KY        18,300.00    12.525    0.000
 106148988  LEGG CHRISTOPHER L.              KY        60,000.00    10.525    0.000
 106149006  LITSCHER LEWIS T.                WI        26,000.00    12.350    0.000
 106149318  BRISKER KEVIN                    IL        90,900.00    11.400    0.000
 106149624  TRICOU BARBARA                   IL        15,000.00    11.100    0.000
 106149805  CAMPBELL LORRAINE K              UT        27,400.00    13.490    0.000
 106149809  NIXT VIRGINIA A                  CO        24,859.00    12.750    0.000
 106149891  HARPER MARS JR                   CO        11,500.00    12.050    0.000
 106149970  QUINTANA JUAN C                  CO        32,000.00    11.650    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106149976  FLEMING MICHAEL P                AZ        11,650.00    12.050    0.000
 106150030  JANG SEOK D.                     OH        82,800.00    11.900    0.000
 106150464  M BORK SONJA S                   UT        13,000.00    15.600    0.000
 800001620  BOUVIER JR ARTHUR L              CT        24,472.13    11.750    0.000
 800001851  JASON RICK                       NY        59,579.66    10.450    0.000
 800005456  SECOLA JOSEPH P                  CT        39,124.20    12.400    0.000
 800013716  WILLIAMS H GENE                  VA       113,013.28    10.950    0.000
 800018335  COTICELLI CIRO                   NJ       202,234.58    12.250    0.000
 800020117  HARDAWAY JAMES                   MD        33,075.01    11.600    0.000
 800022055  SNELL REATHA                     NJ        64,477.31    12.950    0.000
 800022345  ODEWALE SHOLA M                  RI        33,576.71    13.750    0.000
 800024804  WILSON CARL                      VA        56,617.97    12.950    0.000
 800045155  MOSSERI DAVID V                  NY        44,776.21    11.600    0.000
 800045213  HYNES ROBERT J                   RI        29,827.04    10.500    0.000
 800046997  SKROBOT JAMES F                  NC        28,646.92    11.750    0.000
 800049066  WINKLHOFER ELLEN                 NY        27,312.76    10.750    0.000
 800057721  ARMSTEAD JR DAVID                NY        89,440.47    12.600    0.000
 800062564  SOOKLALL JAGBANDAN               NY        26,750.00    15.350    0.000
 800064644  KENNEY JOHN C                    MD        55,395.00    11.150    0.000
 800069247  MAGNARELLI MARK                  MA        42,560.11    12.500    0.000
 800070625  CATON GARY RAY                   PA        49,353.14    12.900    0.000
 800071367  CHERVINSKI KATHLEEN E            FL        13,856.33    11.900    0.000
 800071615  VASELL KARL                      NY        25,363.63    11.350    0.000
 800072324  HAAS JOHN E                      PA        21,922.73    10.750    0.000
 800073025  BAINES CYNTHIA                   MD       114,139.82    13.500    0.000
 800075566  TENALIO JR RAY T                 PA        25,200.00    12.990    0.000
 800077034  YANES JOSE ANTONIO               NY       188,324.79    12.250    0.000
 800077315  RIVERA DENNY                     FL        80,728.79    10.750    0.000
 800077976  SHEPARD III JOHN F               PA        11,748.38    12.750    0.000
 800081226  MINFORD SONDRA A                 PA        30,800.00    11.750    0.000
 800085797  JUMP ROBERT G                    FL        23,572.97    12.750    0.000
 800097537  STRYSHAK PAUL J                  NJ       167,296.77    10.300    0.000
 800099095  LIAKIOTIS DIMITRIOS              FL        15,400.00    11.500    0.000
 800101123  JONES ALVIN H                    MD        49,741.58    10.500    0.000
 800103350  MELENDEZ MARIA                   NJ        88,785.91    12.250    0.000
 800122293  BETZ DENISE                      PA        15,865.76    11.500    0.000
 800124851  HARDY DEBORAH A                  NC        40,000.00    10.800    0.000
 800131088  WASHENBERGER JEFFERY A           VA        24,990.00    13.350    0.000
 800131211  PRICE ROLLE KELLY                NY       137,441.66    12.850    0.000
 800135071  CONIGLIARO ANTONINO              NY        29,900.00    13.450    0.000
 800138893  HARNER KEMPER LEE                SC        37,467.84    11.750    0.000
 800139073  GONZALEZ JOSEPH D                NY       282,785.96    10.750    0.000
 800139610  SMITH DERRICK                    NY       212,093.16    11.500    0.000
 800141673  M'BENGUE AMADOU                  PA        29,895.11    10.850    0.000
 800142663  HANCOCK JAMES B                  NC        48,723.20     9.250    0.000
 800143521  LOPEZ CESAR A                    NJ        37,500.00    11.350    0.000
 800145088  SANG CAROLE                      NY        69,624.92    13.240    0.000
 800147175  VILLAFANE ADA I                  PA        25,471.49    10.050    0.000
 800148561  THAW CHARLES                     NJ        70,000.00     9.550    0.000
 800148819  NOVICELLI GAIL                   CT        41,100.00    12.500    0.000
 800150872  MITCHELL WILLIE MAE              NY        54,440.47    12.250    0.000
 800152795  WHITEHEAD REBECCA E              SC        53,416.11    11.000    0.000
 800152985  SMITH CARL                       NC        56,418.77    11.800    0.000
 800156416  SCOTT RUBY HALL                  GA        34,950.00     9.150    0.000
 800157570  PINALES DANNY                    PA        25,415.00    11.900    0.000
 800158008  VANBRUNT WILLIAM                 NJ        36,000.00     9.550    0.000
 800158990  MUDD EDWARD E                    MD       168,000.00    12.850    0.000
 800160681  SIGMON H DAVID                   NC        24,900.00    12.750    0.000
 800162448  MILTON ELEANOR M                 PA        32,800.00    12.800    0.000
 800163438  WATERLAND HELEN                  DE        43,955.00     0.000    0.000
 800169286  AMINY MOHAMMED Y                 NY       160,650.00    11.550    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800170250  SUERO EMILIANA                   NY        20,500.00    13.600    0.000
 800173643  WOOD MICHAEL A                   PA       183,200.00    11.000    0.000
 800173734  GROSE TIMOTHY J                  FL        45,000.00     9.400    0.000
 800176604  GINYARD DELORIS A                MD        30,000.00     0.000    0.000
 800176984  THOMPSON SR KENNETH A            MA        21,200.00    12.990    0.000
 800178238  JONES ENID                       NY        83,200.00    12.650    0.000
 800179723  QIAN REN JIAN                    NY        35,600.00    15.850    0.000
 800179772  WINNOR RICHARD ALLEN             MD        50,211.00    11.800    0.000
 800181141  DUNN SUSAN B.                    PA        25,000.00    11.250    0.000
 800181158  ROSEN RICHARD S                  PA        11,000.00    12.900    0.000
 800181869  PHILPOT JR THEODORE              NY       248,486.52    11.900    0.000
 800181935  DALY JAMES E                     MA        28,500.00    12.750    0.000
 800182065  ARCIPRETE RICHARD                NY       176,000.00    10.750    0.000
 800182768  LUKE DONALD L                    FL        32,000.00    11.900    0.000
 800184376  LITTS TARA L                     FL        22,700.00    12.050    0.000
 800184426  WITTIG JOHN                      PA        27,000.00    12.050    0.000
 800185597  MCDOWELL DANIEL                  FL        10,420.00    12.750    0.000
 800187189  WRIGHT SR JOSEPH C               PA        22,189.00    11.150    0.000
 800188294  FOWLER ROBERT P                  FL        50,400.00    12.750    0.000
 800188682  THOMPSON III CHARLES E           GA        10,000.00    13.250    0.000
 800188872  HAGLUND KARL T                   MA        86,450.00    11.750    0.000
 800189227  MAPES LINDA K                    FL        55,200.00    11.050    0.000
 800190639  COULAZ MICHAEL E                 NY        78,500.00    10.500    0.000
 800190910  RAULSTON DAVID M                 UT        34,000.00    12.600    0.000
 800193401  COLLINS PETER B                  CT        40,000.00    10.650    0.000
 800195232  RIOS JAN                         NY        81,000.00     9.990    0.000
 800195828  HARTFORD JERALD A.               FL        10,000.00    12.300    0.000
 800199747  DIAZ LUIS                        NY        22,500.00    12.500    0.000
 800200560  WALKER-STEPHENS OLIVE M.S.       MD        42,780.00    13.500    0.000
 800202715  RAY JR RALPH E                   MD        37,788.00    12.050    0.000
 800203069  MASSIE PATRICIA A                FL        26,500.00    13.250    0.000
 800204620  CLAYCOMB GARY                    FL        43,200.00    12.550    0.000
 800208472  VIGGIANO JR NICHOLAS             CT        28,500.00    12.750    0.000
 800209694  PIZIK BARRY L                    FL        41,650.00    13.500    0.000
 800210015  DARQUEA CECY                     NY       450,000.00    11.600    0.000
 800210650  GRIMES BERT A                    FL        27,000.00    11.150    0.000
 800211120  OEHLER LYNN                      NV        50,000.00    10.500    0.000
 800211252  BUTLER ANDREA                    NY        95,000.00    14.375    0.000
 800211658  BHAGWANDEEN SUMITRA              NY        34,000.00    12.750    0.000
 800212128  MELENDEZ MAGDALENA               FL        24,500.00    10.800    0.000
 800212367  DONERO JOSEPH M                  FL        26,900.00    12.150    0.000
 800212425  KATZ R DAVID                     PA       202,925.00    11.990    0.000
 800212862  GRECO GERARD A                   NY        20,000.00     9.900    0.000
 800214074  OGONOWSKI EDMUND                 MD        42,000.00    11.500    0.000
 800214744  DIXON MARY T.                    FL        26,650.00    14.000    0.000
 800214793  REED DAVID W.                    NC        16,552.00    12.750    0.000
 800215287  STONE LAWRENCE                   FL        34,800.00    12.400    0.000
 800215469  NANAN FAYE                       FL        78,200.00    11.900    0.000
 800216194  BOHANON L C                      NY        10,000.00    10.300    0.000
 800216277  CLARK ELIZABETH R                NY        69,500.00    13.700    0.000
 800216327  FISHER BETTY J                   MO        20,000.00     9.400    0.000
 800216947  BRADSHAW DANIEL                  MO        49,000.00    10.650    0.000
 800218869  PAUL GLADYS                      NY        30,000.00    10.990    0.000
 800220105  MUSACCHIO LELIO                  CT       100,000.00    10.990    0.000
 800220170  LOCKLEY GLORIA S                 PA        32,000.00    13.750    0.000
 800220675  ARRINGTON JANET W                GA        70,550.00    11.650    0.000
 800221251  MCINTOSH DONN H                  MI        78,000.00    11.550    0.000
 800221483  QUARANDA ANTHONY R               FL        70,720.00    10.750    0.000
 800222523  THEODOROPOULOS VASILIOS S        NY        48,900.00    13.150    0.000
 800222564  DALTON MARY KATHLEEN             OH        54,000.00    12.450    0.000
 800222887  DEESE ROBERT H                   MD        60,000.00    12.250    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800223075  FRAZIER MATTHEW WAYNE            MD        43,400.00    11.500    0.000
 800223091  FRAZIER MATTHEW WAYNE            MD        39,900.00    11.500    0.000
 800223174  MILLER ERIC                      PA        28,000.00    11.250    0.000
 800223588  BREEN DIANNE KVAPIL              WA        33,000.00    10.300    0.000
 800223638  TESSIER JOSEPH                   FL        25,000.00    12.750    0.000
 800223752  NGUYEN THAN                      FL        20,550.00    12.750    0.000
 800223893  CUZO LUIS                        NJ       117,000.00    11.000    0.000
 800225328  JONES CHARLES W                  FL        12,700.00    12.650    0.000
 800225377  FRACK GARY W                     OR        27,800.00     9.900    0.000
 800225583  LEMMONS SHARON                   FL        29,750.00     9.800    0.000
 800226037  GROGAN MICHAEL T                 OR        31,450.00    11.800    0.000
 800226268  KALKMAN ROBERT RODGERS           NJ       123,500.00    11.250    0.000
 800228405  SHIELDS OLIVER R                 FL        46,000.00    10.650    0.000
 800229833  LOUGHNER HARRY E                 PA        15,000.00    11.350    0.000
 800230211  WALKO STEPHEN J                  PA        57,200.00    13.990    0.000
 800230757  PASTORI JAMES H                  OR        35,000.00    10.150    0.000
 800232282  CHIMIENTI BEULAH L               OR        33,600.00    10.900    0.000
 800232506  BROWNE ELTON                     NY        59,000.00    10.990    0.000
 800232514  GASKELL JR ARTHUR R              FL        35,600.00    12.500    0.000
 800232894  FREEMAN LARRY RICHARD            NC        50,670.00    10.350    0.000
 800233314  DAVIS JAMES S                    PA        27,090.00    11.800    0.000
 800233728  HUYNH PHAN                       NY        70,850.00    12.500    0.000
 800234098  GEIGER RACHEL                    FL        22,000.00     8.990    0.000
 800235442  REYES SILVESTRE O                RI        80,750.00    12.250    0.000
 800235913  STEPHENS TERRIE                  FL        10,000.00    13.250    0.000
 800236275  BENTING GARY LEE                 MI        76,000.00    11.900    0.000
 800237448  DEWAELE MARILYN T                FL        40,900.00    12.000    0.000
 800239592  BARLOW DOROTHY E                 FL        36,000.00    11.150    0.000
 800241259  GORSKI GARY M                    PA        32,096.00    12.050    0.000
 800241366  NEEDHAM DONALD W.                NC        32,300.00    11.500    0.000
 800245037  HORNER DANIEL V                  FL        22,400.00    11.750    0.000
--------------------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale         11,092,843.51    11.839    0.000

 106141620  VELEZ LUIS                       NY       125,000.00    15.000    0.000
 106141705  HOLMES JR LEWIS W                VA        85,000.00    11.100    0.000
 106142207  VELEZ LUIS A                     NY       125,000.00    15.000    0.000
 106143428  PETRU GHEORGE                    MI        56,700.00    12.300    0.000
 106143867  MILLER TIMOTHY J                 OR        20,700.00    12.750    0.000
 106144056  TOLA DURO                        CT       104,000.00    12.800    0.000
 106144097  SCHNOOR LEO                      IL        45,000.00    12.000    0.000
 106144297  KOULADJIAN KEVORK                NY       135,000.00    14.750    0.000
 106144509  COX ANDREW W                     IL        37,100.00    14.450    0.000
 106145260  THOMAS JANICE L                  DC        88,700.00    13.700    0.000
 106145298  FERNANDEZ NIEVES                 NJ       180,000.00    12.300    0.000
 106145583  HESCH JODI M                     CO        26,500.00    13.300    0.000
 106146072  CLABAUGH ROBERT                  NV        22,700.00    12.925    0.000
 106146105  RAMOS MARIA                      NY       315,000.00    12.800    0.000
 106146133  TSELEKIS PETER N                 IL        42,000.00    12.350    0.000
 106146720  ASHKAR CHILDRENS FAMILY TRUST    CT       201,500.00    12.350    0.000
 106146805  ANTHONY J DELANGO REALTY CORP    NY       210,000.00    13.050    0.000
 106146824  ANZELMO JOSEPH F                 AZ        34,500.00    15.650    0.000
 106146916  BURNS JEFFREY M                  CO        49,000.00    12.050    0.000
 106147154  BURROWS R REID                   UT        24,020.00    14.550    0.000
 106147230  SCHMIDT PETER A                  MN        20,000.00    13.990    0.000
 106147275  KRIEGISH KENN R                  MI        24,500.00    11.500    0.000
 106147303  HUNTER NIMIA C                   WA        25,000.00    12.600    0.000
 106147432  MILLER JERRY LEE                 KY        46,700.00    11.525    0.000
 106147436  BYERS GORDON A.                  KY        43,700.00    12.275    0.000
 106147450  KOVAL RICHARD M                  CT       210,000.00    13.100    0.000
 106147473  CLARDY-BOWMAN GWENDOLYN          AZ        13,000.00    13.550    0.000
 106147489  DI LEO SR VITO                   NY        30,000.00    14.000    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6~22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106147548  PETRICCIONE MICHAEL J            CT       105,000.00    14.500    0.000
 106147568  JOHNSON WILLIE T                 IL       200,000.00    15.000    0.000
 106147581  PEELE JOSEPH L                   NY       159,700.00    11.400    0.000
 106147630  CAMACHO RAMON                    NY       193,000.00    13.990    0.000
 106147858  PITRE ARTHUR J                   NY        43,600.00    10.650    0.000
 106147864  BENNETT ROOSEVELT                OH        49,100.00    12.375    0.000
 106147963  HOWARD ROBERT L                  MI        36,000.00    14.000    0.000
 106148055  FULTZ ROBERT                     IL        70,700.00    12.800    0.000
 106148067  KOCH SUSAN L                     CA        36,150.00    11.800    0.000
 106148137  MAJEWSKI DAVID M                 MI       113,000.00    10.350    0.000
 106148188  CARROLL JOHN                     UT        17,300.00    14.800    0.000
 106148202  BURTON ERNEST L.                 KY       101,800.00    14.125    0.000
 106148216  ESPINOSA JUAN                    IL       168,000.00    11.850    0.000
 106148222  LACY BEVERLY KAY                 KY        29,300.00    10.975    0.000
 106148248  NOES GARY C                      CA        45,000.00    11.250    0.000
 106148312  BROUGH F WILLIAM                 UT        30,242.00    12.200    0.000
 106148390  WHITE ROBERT H JR                NY       126,900.00    12.650    0.000
 106148460  SEATH VALERIE G                  WA        95,000.00    11.250    0.000
 106148497  WETHINGTON LINDA L               KY        45,200.00    13.375    0.000
 106148538  KASCAK PHILLIP T                 CO        35,920.00    13.250    0.000
 106148599  MARTIN REGINALD                  NY        79,200.00    14.500    0.000
 106148657  FOREST ALAN O                    AZ        15,000.00    10.800    0.000
 106148689  CARLSON LAWRENCE DEAN            WA        73,733.00    11.500    0.000
 106148736  COATS SR DAVID A                 CO        23,000.00    10.800    0.000
 106148739  SPRINGS LAMARR TIMOTHY           IL        15,300.00    12.425    0.000
 106148756  WOODY MELVIN E.                  KY        62,100.00    10.525    0.000
 106148759  SCARBERRY WILLIAM R.             MI        93,600.00    10.950    0.000
 106148797  E JONES TREVOR W                 GA        50,000.00    11.400    0.000
 106148833  FRIDLEY JASON E                  IN        25,200.00    11.800    0.000
 106148860  WEST RONALD A                    ID        16,000.00    11.000    0.000
 106148870  SMITH JERRY K                    AZ        16,739.00    14.800    0.000
 106148879  BOYLES BELINDA E                 NV        27,917.00    11.650    0.000
 106148909  OSBORN MELODY L                  OH        57,800.00    10.525    0.000
 106148910  TUCKER JAMES E.                  KY        17,800.00    14.625    0.000
 106148998  BREEDEN CHARLES R.               OH        44,100.00    14.225    0.000
 106149051  HEFFERNAN III STEPHEN F          OR        16,717.00    12.050    0.000
 106149066  TAYLOR MARILYN                   WA       140,000.00    12.000    0.000
 106149074  BIAS BRENDA J                    WA        17,100.00    12.400    0.000
 106149090  HILL TIMOTHY THOMAS              AZ        26,200.00    14.250    0.000
 106149153  KIRSCHENBAUM JOHN M              WA        80,000.00    12.250    0.000
 106149157  STAFFORD MARCUS E                OR        34,350.00    11.550    0.000
 106149194  JR TOMAS CAMACHO                 CO        25,000.00    11.800    0.000
 106149242  REYNOLDS JEFFREY SCOTT           UT        60,500.00    12.200    0.000
 106149260  BUNKER KAREN                     CA        26,900.00    12.750    0.000
 106149273  STEVENS BRUCE H                  NV        39,500.00    11.800    0.000
 106149277  GREENE WILLIAM J                 WA        50,091.00    12.750    0.000
 106149298  WOLF BARRY L                     NY        18,700.00    11.990    0.000
 106149319  MOHR SHANOR                      IL        55,200.00    12.400    0.000
 106149323  HOWARD MARY KATHERINE            MI        28,000.00    12.650    0.000
 106149386  GROGAN JEFFREY B                 OR        40,607.00    11.850    0.000
 106149393  PRECIADO JUAN E.                 IL        16,200.00    12.725    0.000
 106149452  STILWELL TIMOTHY WAYNE           NC        11,600.00    11.650    0.000
 106149508  REYES MARIA G.                   IL        58,500.00    11.550    0.000
 106149516  BRUSS WILLIAM E                  IL        32,000.00    12.850    0.000
 106149555  PARKS INES M                     CA        63,596.00    15.050    0.000
 106149600  GRISTE WILLIAM E                 CA        41,000.00    11.550    0.000
 106149628  MENDEZ REYNALDO M.               IL        32,600.00    12.300    0.000
 106149669  ANDERSON RONALD GENE             NV        40,000.00    12.050    0.000
 106149731  KNOTZ ROBERT T.                  MN        82,200.00     9.110    0.000
 106149749  SULLIVAN TINA M.                 WI        25,100.00    11.050    0.000
 106149762  ALLRED GUY D                     UT        28,091.00    11.550   0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106149786  PHARES ANN                       CO        25,000.00    11.250    0.000
 106149823  YEAGER CHRISTINE A.              MN        86,300.00     8.610    0.000
 106149825  BROWN TEDDY F.                   KY        87,400.00    10.525    0.000
 106149851  JACKSON WILLIAM                  IL        82,000.00     9.900    0.000
 106149893  HAIOLA GARY K                    UT        11,000.00    15.600    0.000
 106149910  POWELL DARWIN F                  UT        19,540.00    13.750    0.000
 106149936  FUERY BESSIE M.                  IL        35,000.00    11.750    0.000
 106149978  GORDON RANDY D                   UT        20,300.00    13.850    0.000
 106149985  BUJOSA JOSE                      CT        63,000.00    11.100    0.000
 106150085  NALDER TODD R                    UT        30,845.00    12.500    0.000
 106150105  VUONG LOC THI                    CO        80,000.00    12.750    0.000
 106150141  LUCHENE THOMAS J.                IN        29,100.00    10.400    0.000
 106150172  SCHMITZ MICHELLE L               CO        43,274.00    12.750    0.000
 106150176  JIMENEZ MICHAEL J                CO        23,300.00    12.400    0.000
 106150337  LOERA EFREN VIGIL                CO        17,613.00    10.550    0.000
 106150342  KORDISH ANN D                    OH        71,500.00    11.100    0.000
 106150438  NAAMAN MARK BRADLEY              IN        15,700.00    11.900    0.000
 106150574  JORGENSEN JEFF R                 UT        61,000.00    13.675    0.000
 106150700  CULLEY BRIAN L                   UT        11,997.00    13.600    0.000
 106150795  CARTER HEATHER                   AZ       112,000.00    11.250    0.000
 106151027  BULL JAMES D                     UT        52,000.00    13.000    0.000
 800132029  CHOI HYUN SIK                    PA        53,000.00    13.700    0.000
 800149056  BALYOZIAN CHARLES J              MA        34,800.00    12.000    0.000
 800149528  REID LYDIA                       NY        96,000.00    11.950    0.000
 800164311  BUTTENSCHON DENNIS R             NY        23,075.00    12.190    0.000
 800164493  BUTTENSCHON DENNIS R             NY        15,275.00    12.190    0.000
 800169518  SADIQ ZAHID                      NJ       110,000.00    13.990    0.000
 800170284  PHELAN T KEENAN                  NJ        69,740.00    13.700    0.000
 800170540  SCHNEIDER JR CHARLES J           NY        27,700.00    14.250    0.000
 800183808  CUNNINGHAM LURLINE               NY        75,000.00    10.900    0.000
 800183972  BASTIAN DONALD R                 NJ        19,214.00    16.000    0.000
 800184806  AYERS RUTH                       NY        31,300.00    13.350    0.000
 800186546  NEEDHAM JR EUGENE P              PA        12,000.00    14.500    0.000
 800190563  WALLACE LEROY                    NY        40,000.00    13.800    0.000
 800191868  TRINH NAM                        NY        31,500.00    12.200    0.000
 800195513  KUHN JR THEODORE H               NY        34,000.00    11.850    0.000
 800196644  DOLDE DONALD L                   PA        38,392.00    13.250    0.000
 800199549  TEIXERA FLAVIO                   RI        40,000.00    10.500    0.000
 800199853  MAGNUSON PETER J                 NY       105,000.00    10.400    0.000
 800201535  GILBERT GWENDOLYN E              NJ        60,000.00    15.100    0.000
 800202103  DARDEN ANTONEEN Y                NY       187,450.00    13.600    0.000
 800207664  YOUNG SR. ROGER A                NY        27,930.00    11.900    0.000
 800207722  YOUNG SR ROGER A                 NY        33,530.00    11.900    0.000
 800208514  STANTON RICHARD D                FL        33,000.00    10.600    0.000
 800211229  MCMULLEN CYNTHIA L               NY        60,000.00    10.750    0.000
 800211682  SILBERT CRAIG                    PA        43,350.00    12.500    0.000
 800211906  IOELE DAVID J                    NY        18,500.00    12.400    0.000
 800211922  GRACI CHARLES P                  NY        49,600.00    11.400    0.000
 800212383  CASCIA PHILLIP                   CT        27,850.00    12.900    0.000
 800215618  KENDER VINCENT A                 NJ        30,000.00    11.650    0.000
 800215683  DANIELS DALLAS                   PA        49,300.00    12.150    0.000
 800215824  O'MALLEY JR JOHN C               PA        19,857.00    10.800    0.000
 800215907  BERMAN SELMA                     NY       110,500.00    13.200    0.000
 800216723  GARNER JR JAMES C                MD        29,300.00    12.050    0.000
 800217127  KEEPERS THOMAS                   PA        12,500.00    12.650    0.000
 800218950  GUISTWITE BRUCE D                PA        59,400.00    12.500    0.000
 800219057  ROBINSON SR STEPHEN M            GA        23,200.00    13.950    0.000
 800219073  DUVALL WILDA E                   FL        22,000.00    10.550    0.000
 800219370  SALLUSTRO WILLIAM ROBERT         NY       117,300.00    12.150    0.000
 800220543  BENISH LOUIS D                   PA        22,000.00    12.050    0.000
 800221590  LEVIELLE HEIDI A                 NJ       104,000.00    11.550    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800223257  MORRISON WILLIAM R               PA        35,500.00    12.500    0.000
 800224347  UHATAFE NAVITALAI                FL        28,200.00    11.250    0.000
 800225260  MAGRAW EDWARD A                  MO        92,500.00     9.400    0.000
 800225476  ANEWISHSKI SAMUEL N              OR        97,500.00    12.150    0.000
 800226730  BALLANTYNE CAROL E               MO        23,000.00    10.150    0.000
 800228710  SCHETTINO DANTE                  CT        30,000.00    10.550    0.000
 800228975  HOUSEMAN STEPHEN D               FL        40,000.00    10.150    0.000
 800231201  FERGUSON JOYCE L                 PA        65,000.00    10.600    0.000
 800231235  GOODINSON DOUGLAS A              RI        99,000.00    11.900    0.000
 800231284  COSTELLO JOHN M                  MA        48,000.00     0.000    0.000
 800238487  CUNNINGHAM ANTHONY E             GA        73,200.00     9.900    0.000
 800243099  COOKE CRANE J.                   NC        72,450.00    12.550    0.000
 800245367  STANCHI CHRISTOPHER W            FL        44,000.00    10.990    0.000
 800245441  WOLFF KENNETH J                  PA        76,900.00    12.500    0.000
 800248940  WEBB PAULINE G                   FL        88,000.00    10.750    0.000
--------------------------------------------------------------------------------------
Loans Funded and not yet in Servicing               9,636,155.00    12.330    0.000
Total Fixed Rate Loans Funded and Available        33,815,968.21    11.995    0.000
Grand Total Funded and Available                   90,564,858.57    11.055

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
CLOSED NOT FUNDED
-----------------
 106151602  ALLRED MICHAEL S                 AZ       141,210.00     9.875    5.000
 106148325  BUTLER VELMA                     IL        33,000.00    10.750    5.750
 106149643  COX STEPHEN J.                   IN        46,800.00    10.125    5.000
 106148693  EICHER DAVID J                   UT       110,500.00    10.125    5.500
 106149653  ERICKSON DONALD                  WA        66,000.00    11.250    6.750
 106150631  EZELL JOSEPHINE                  IL        82,800.00    11.250    6.500
 106148822  GILLIAM FREDERICK G.             MI        68,900.00    13.500    7.750
 106146504  GRASWICK RONALD J.               MI        73,200.00    13.500    7.750
 106148945  HAGGINS OLIVER                   NM       120,000.00     9.000    4.500
 106148921  HOVINGHOFF BRENT                 UT        74,800.00    11.750    6.900
 106149421  ISMAIL ABDALLAH                  MI        85,100.00     9.750    6.500
 106150380  JAMES SHARMON S.                 IL       204,800.00    10.125    6.250
 106150414  MAGEE YVONNE                     IL        88,500.00    10.650    7.000
 106150425  MONTGOMERY BRUCE A.              MI       157,200.00    10.250    5.500
 106149841  MONTGOMERY DAVID                 IL       215,100.00     9.125    6.250
 106149928  NIKOLAOU DESPINA                 IL       157,500.00     9.500    5.550
 106150053  ORCUTT NANCY A.                  IN        56,000.00    11.375    6.000
 106150387  PAYNE JOHN                       IL       119,000.00    11.875    7.000
 106150557  PHONTHIBSVADS MIXAY              IL       117,300.00    11.125    6.250
 106149862  RAHMAN MATIUR                    MI        31,500.00     9.875    6.500
 106149089  RAINEY ROGER R                   UT       144,500.00    11.375    7.750
 106150616  TUTKO DAVID E                    CO       102,000.00     9.000    4.500
 106149132  VAN RIPER III CHARLES A.         MI        47,000.00     8.750    5.500
 106151274  WILLIAMS TRYONNE                 CO        79,900.00     9.875    6.250
 106148581  WILSON STEVEN CRAIG              IN        81,500.00    10.000    6.000
 800213001  CHARETTE THOMAS J                PA        85,000.00     9.250    4.500
 800213670  CONWAY JASON M                   PA        35,600.00    12.875    7.500
 800214835  KROL WILLIAM F                   CT        84,000.00    11.500    7.500
 800225195  POL JOHN A                       PA        65,000.00     9.000    4.250
 800225294  CELA LEGRAND                     NJ        39,000.00    12.375    6.750
 800227050  SCHELL KARL E                    PA       121,300.00    10.500    5.750
 800233165  REICHARD SR ROBERT J             PA        94,500.00    10.500    5.750
 800234783  HERNANDEZ GILBERT R              WA       183,250.00     9.000    4.500
 800237034  ABDUL GHANI ISMAILA              NY        86,000.00    10.500    5.500
 800237513  WEISBLAT JACK J                  FL       125,000.00     9.500    4.750
 800247033  GEORGE VALERIE H                 PA        32,500.00    10.875    5.500
 800247041  GEORGE VALERIE H                 PA        40,000.00    12.875    7.500
 800250185  DAVIS DEBRA A                    FL       104,000.00     9.750    5.250
 800250250  GONZALEZ JOSE R                  FL        94,500.00    10.500    5.750
--------------------------------------------------------------------------------------
ARM Loans Closed and not Funded                     3,693,760.00    10.345    5.920

SET TO CLOSE
------------
 106148272  BURNHAM ALFRED R                 WA        68,000.00    10.250    5.750
 106151437  CASS RONALD L.                   MI        57,800.00    11.250    6.500
 106146289  CURTIS PAUL WILLIAM              UT       146,000.00    11.375    7.250
 106151016  DIKHO JOHN T                     MI        31,500.00    10.000    6.750
 106150446  DOZIER LEE M.                    IN        85,000.00    11.250    6.500
 106149435  DUNTHORN JAN CLAUDE              WA       100,800.00    10.500    6.000
 106146735  EASTER STEVEN L SR               WA       112,000.00    12.875    8.250
 106150611  EDGE RONALD H                    UT        88,000.00    10.625    7.000
 106148506  FRESSE ORLANDO                   IL       131,700.00    10.375    6.500
 106151116  GALBREATH RUSSELL L.             WI        45,900.00    10.500    5.750
 106147801  GALLEGOS CASEY                   WA        49,200.00    13.750    8.500
 106145715  HYATT FRANCISCUS L               WA       161,200.00    13.500    8.500
 106147905  JENSEN MARSHA                    ID        48,300.00    12.625    7.650
 106150451  KELLY WANDA J                    CO        93,500.00    11.625    7.000
 106150730  KOPP SHANDA S.                   IL       127,500.00     8.875    3.750
 106147530  LORDS BETH C                     UT       175,000.00    11.375    6.750
 106149478  MARK TERI J                      CO       128,000.00    11.125    6.500
 106150740  MARTIN TAMARA A.                 OH        72,200.00    11.250    6.500

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106146638  MATHEWS RAY                      UT        28,000.00    11.875    7.250
 106151502  MAY SIDNEY F.                    IL       260,000.00    11.000    7.000
 106149954  MCCLURE PATRICIA L               WA       138,400.00    13.250    8.250
 106150508  MUHLENFELD DIANE M.              IL       152,100.00    10.000    6.000
 106150427  NORRIS DARRELL R.                MI        87,300.00    11.125    7.250
 106150907  PRICE THOMAS A.                  IN       198,000.00    10.500    5.750
 106149338  PURNELL STEPHANIE M              CO        38,000.00    10.500    5.500
 106148687  RAMIREZ AURELIA G                WA        51,500.00    13.500    8.500
 106150287  STEPHENSON MICHAEL C             CO       305,600.00     9.875    6.250
 106149756  STOVER PATRICIA A.               MI        52,000.00    12.875    7.500
 106150107  VANCE DONNA M                    CO        72,250.00     9.875    6.250
 106148926  VILLALOBOS EZEOUIEL S            WA        63,750.00    12.250    7.750
 106147027  WALRATH SCOTT                    WI        93,000.00    11.375    6.000
 106148928  WINTER JULIE ANN                 UT       131,000.00    10.625    6.000
 800155236  BRICKNER THEODORA                NJ       101,600.00     9.875    6.000
 800160277  MCKINNON MARY                    NY       148,000.00    10.750    7.500
 800164733  RITTER STEVEN J                  PA       115,000.00    12.500    8.500
 800165664  MCGUIRE THOMAS J                 NY       120,250.00    11.875    7.750
 800168460  LARACUENTE JULIO                 NY       170,000.00    10.500    6.000
 800170771  PALMER LE ROY                    NY        51,000.00    12.000    7.500
 800171001  HEEREN RICHARD                   NJ        44,000.00    11.000    7.000
 800173650  GRAZIANO MARC A                  NJ       164,000.00    11.125    8.250
 800175929  DZIETCZYK DARIUSZ                NJ        94,800.00    10.000    6.250
 800176356  LONGO DIANE                      PA        50,000.00    10.125    6.250
 800180234  VANATTA JEFF A                   PA        39,000.00    12.250    7.000
 800180390  OLSON DONALD                     CT       120,000.00    13.500    8.500
 800182925  BARCA JOSEPH                     NY        78,000.00    10.375    6.750
 800183725  HOLMES JAMES R                   NJ       220,000.00     9.750    5.500
 800184707  DARLING MICHAEL P.               NY       100,000.00    12.250    7.250
 800184988  TOCCI MICHAEL A                  PA       104,550.00    11.125    6.250
 800185647  ARNDT JAMES R                    PA        41,300.00    12.500    8.500
 800186991  KOCHER KELLY K                   PA       420,000.00    11.375    6.000
 800188179  BURROUGHS GORDON C               NJ       119,850.00    12.000    7.500
 800188708  SCALFARO KELLY A                 PA        95,900.00    11.000    6.250
 800190159  CURTIS SHARON A                  PA        53,910.00    11.250    7.250
 800191033  SANCHEZ IDALIA                   CT        87,210.00    10.500    6.750
 800191215  LAMBROPOULOS AFRODITE            NY       200,000.00    10.500    6.000
 800193898  REED SANDY C                     PA        66,400.00    12.125    8.250
 800194425  ABLEOFF EDWIN                    PA       120,700.00     9.875    4.750
 800194508  SHOTT NATALIE                    NJ        65,970.00     9.625    5.750
 800195075  NAVENTA JAIME                    NY       120,000.00     9.750    5.250
 800197014  BOYENS JUANITA                   PA        33,600.00    10.875    6.000
 800197337  CURCIO ROBERT L                  NJ        76,500.00    11.000    7.500
 800197477  SABO TODD                        PA        49,300.00     9.750    5.250
 800199317  JACKSON NORLISHA                 DC        65,250.00    10.750    6.250
 800202640  BARTKOWSKI JEFFREY               NJ       120,800.00     9.750    5.500
 800203101  YANCEY III LEWIS R               VA       120,400.00    11.500    7.000
 800203523  MONCUS VOILET EILEEN             GA        44,200.00    12.000    7.500
 800203713  BROWN JOHNNY MACK                GA        68,000.00    10.500    5.250
 800203770  WOODCOCK JOSEPH C                GA        49,600.00    11.000    6.500
 800205098  BAPTISTE WAYNE                   NY       135,000.00     9.375    5.750
 800205122  WILKERSON RACHEL J               PA        42,000.00    12.875    7.500
 800205890  CAMPITELLI MICHAEL               MD       326,000.00    10.750    5.250
 800205940  GOODMAN SHEILA M                 NY        49,300.00    11.625    6.250
 800206351  GREIF BRIAN S                    PA       137,000.00     9.875    6.750
 800206518  SANCHEZ ISAAC                    NJ       195,000.00    11.375    6.750
 800207649  EDOUARD JULIO MD                 NY        74,250.00    10.875    6.500
 800207920  BAKER ROBERT H                   NY       200,000.00    11.375    6.750
 800207979  VLACICH MICHAEL A                NY       157,250.00    10.625    7.500
 800208480  MAROULIS MICHAEL D               PA        52,000.00     9.625    6.750
 800208506  CALDWELL WILLIAM                 CT        99,200.00    12.875    8.250

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800209173  LAVRIK VALERY                    NY       665,000.00     9.750    5.250
 800210122  EDWARDS ELIZABETH                NY       112,000.00    12.125    8.250
 800210700  SCHAEDLER JR CHARLES C           PA       144,000.00    10.500    5.750
 800211070  TRACY TONY L                     SC       108,800.00    10.650    6.150
 800213035  KIDWELL RONALD J                 OH        51,500.00    10.125    5.000
 800213266  WYNN JAMES M                     NJ        61,625.00    10.000    5.500
 800213647  HARKINS ROBBIN LYNN              PA        60,000.00    10.375    5.750
 800213902  INGRAM MATTIE L                  PA        36,000.00    10.375    6.750
 800215048  SAYBEN JOHN M                    PA       165,600.00     9.875    6.000
 800215329  HARVEY BLAIR R                   PA       212,800.00    11.500    7.500
 800216160  FLAHERTY KEVIN                   NY        88,000.00    11.375    7.250
 800216467  KATCHMER GERALD N                PA        33,600.00    11.625    7.000
 800216715  HEREDIA GUSTAVO                  CT        70,650.00    10.625    6.000
 800217341  HABIB ANA L.                     FL       127,500.00    11.000    6.250
 800217358  JOHNSON JR STEPHEN A             PA        23,715.00    11.125    6.250
 800217796  STAMATIS GEORGE                  MD        63,750.00    11.990    7.500
 800218182  MUNIZ FAUSTINO                   NY       153,000.00     9.875    6.000
 800218448  KORFF J SCOTT                    NY       117,000.00    10.750    6.750
 800219081  MARRANCA SAMUEL J                PA        64,700.00    13.125    7.250
 800219396  KONSTANTINOVICH CHARLES          NY        84,800.00    12.500    8.000
 800219743  SCHWALB STEVEN                   NY       127,500.00    11.375    7.500
 800220915  ADEL STEVEN D                    PA       240,000.00    12.125    8.500
 800221780  GINSBERG BARRETT A               NJ       272,000.00    11.625    6.000
 800222150  ADVINCULA ANTONIO R              SC        63,750.00     9.500    4.500
 800222788  FISHER RODNEY C                  PA        51,300.00     9.875    6.000
 800223372  GEORGE CURTIS M                  PA       157,125.00    10.875    7.000
 800223810  LEWIS NICOLE                     NY       150,000.00    12.500    7.750
 800224354  BRUCCULERI LUIGI                 PA       200,000.00     9.500    6.000
 800224735  MCFARLANE NIKISA N               NY       243,000.00    11.625    8.000
 800224800  BAUER GEORGE                     CT       118,800.00    10.500    6.000
 800224941  ROHLAND CHRISTOPHER              PA        36,000.00    10.875    7.250
 800225740  BOWLING JOHN                     CT       264,000.00    11.500    8.000
 800226656  KINGSLAND JR EDWARD C            PA       113,600.00    12.125    8.500
 800226862  HART ESTER OLIVIA                SC       149,600.00    13.500    8.500
 800227035  CILANO SR. JOSEPH                NJ       219,300.00    11.125    7.000
 800227068  CARMICHAEL SHENAZ                NY       148,750.00    12.000    7.500
 800227142  DELORENZO PAUL W                 NJ        45,500.00    14.000    7.750
 800227571  GUERRIRO NUNZIO                  NY       115,000.00     9.000    5.500
 800227977  DIAZ JOSE                        NY       150,000.00     9.500    5.500
 800228009  PULICE ROCCO                     NY       193,500.00    11.000    6.500
 800228082  BAYCROFT JOHN MICHAEL            CT       202,500.00    10.875    6.000
 800228504  FIDDERMAN RANDOLPH               DE       115,200.00    10.500    5.750
 800229015  KOROLIK RAN                      NJ       151,940.00     9.625    6.000
 800229379  POWELL SCOTT M                   PA       119,068.00    10.000    5.500
 800229965  RAMIREZ EDWARD                   NJ        52,790.00    11.500    6.500
 800230013  DAVIS JR RAYMOND C               NJ       158,000.00     9.000    5.500
 800230146  HINDS ROMINIE                    NY        78,000.00    11.500    6.500
 800230385  NASSEEM MICHEL                   NY       162,000.00    10.625    5.750
 800230401  FRANKLIN THOMAS L                IN       125,900.00    11.000    6.750
 800230427  COLLINS LAMONT D                 PA       143,225.00    10.875    7.250
 800230716  PATEL BIPIN D                    NJ        89,200.00     9.750    6.250
 800231144  BARDELL CONSTANCE LYNN           FL        48,750.00     9.875    5.000
 800231342  LEE KYAG YOUNG                   PA       229,500.00     9.625    6.000
 800231565  AHMED MUMTAZ                     NY       261,000.00    10.625    5.750
 800231904  FORBES ROBERT L                  PA        40,000.00     9.875    6.000
 800231995  HOOPER DAVID A                   MA       128,000.00    10.750    5.750
 800232290  PRESSIMONE ROY                   NY       140,250.00    10.375    6.500
 800233108  KANNER BONNIE                    OH       156,000.00     9.500    5.000
 800233652  MERCADO ELVIN                    PA       143,650.00     9.500    5.500
 800233710  VANALPHEN ROBERT                 NY        80,000.00    10.250    6.750
 800234031  FOWLER WENDY S                   PA        41,400.00    10.250    7.750

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800234049  RUGER TERRY G                    PA       128,350.00    11.500    7.500
 800234064  SIMON S REBECCA                  PA        76,000.00    13.500    8.500
 800234072  ROBINSON THOMAS L                PA       128,250.00     9.875    6.000
 800234338  SINGLETON ELIJAH                 GA        66,300.00     9.625    5.000
 800234536  LEE CHONG HEE                    MA       234,000.00     9.500    5.500
 800235558  GILLILAND DONALD J               PA       112,800.00    11.500    7.500
 800235749  MENDOZA MANUEL                   NY       204,000.00    11.375    7.750
 800235863  VICKERS BARBARA                  NJ       119,000.00    10.750    5.500
 800236002  STATEN CAROLYN S                 GA       182,250.00    10.625    7.000
 800236622  RANDOLPH CHARLES D               CT       508,800.00     9.875    6.000
 800236648  SINDELL ROBERT                   NY        65,000.00     9.750    5.250
 800236887  BLANEY JR EUGENE                 PA       121,500.00    10.000    7.750
 800237208  HANNA STEPHEN K                  SC        91,800.00    11.575    6.700
 800237216  POULOS GUS                       NC       324,800.00    11.000    7.000
 800238552  PADEN RONALD C                   PA       142,200.00    11.250    6.750
 800238560  MERCADO ILIANA                   NY       229,500.00    11.250    6.750
 800238594  HESLEY DIANE M                   PA        40,845.00    10.625    7.250
 800238602  DESOTELLE JOHN D                 PA        56,000.00     8.875    3.750
 800238719  LODIN BIBI A                     NY        76,800.00    10.250    6.250
 800239139  SOTAK MARY                       PA       133,900.00    10.875    6.250
 800239220  MERRIGAN RICHARD J               PA        68,000.00    10.000    5.500
 800239345  BOULUARE CHARISE DEVRAE          GA        82,800.00    10.500    5.750
 800239485  PETITTO CHARLES                  NJ       149,400.00    10.250    6.750
 800239980  SCHWANGER CINDY M                PA        68,600.00    10.000    6.000
 800240814  NEBINGER HOWARD A                PA        87,000.00     9.625    5.000
 800241184  ROBINSON VALLISHA                NJ        97,500.00    10.875    6.250
 800241622  DIBENEDETTO ANNA MARIA           MA       183,750.00     9.750    5.000
 800241994  PHILLIPS EDWARD                  PA        55,250.00     9.875    7.500
 800242273  MITCHOM GWENDOLYN                PA        51,820.00     9.750    6.500
 800242448  DEONAUTH SRIMATIE                NY       110,250.00    10.750    5.750
 800242851  OBEIRNE JOHN T                   NJ       130,000.00     9.750    5.500
 800242901  ANNAZONE PETER J.                FL        76,500.00     8.625    4.000
 800243016  LOWERY MARILYN                   PA        36,000.00    11.250    6.750
 800243123  GOLD LISA M                      NJ       161,000.00    11.125    7.500
 800243891  KOMAR HENRY E                    PA        48,000.00    11.125    6.250
 800244246  BOSTWICK HERBERT L               PA        94,500.00    10.375    6.750
 800244386  EWASKIO LINDA                    CT        90,000.00     9.875    6.250
 800244485  WOODBURY WYETT                   NY       121,500.00    10.875    6.000
 800244865  WALKER JOHN B                    PA       144,000.00    12.250    7.250
 800245243  FULLER KEITH R                   PA       105,000.00     9.250    5.250
 800245250  LIMITONE ANNUCCIA                NY       108,375.00    10.125    6.500
 800245409  FICCA JOSEPH V                   CT       204,000.00    11.125    7.500
 800245482  ROBINSON LESTER R                PA       136,850.00    11.500    7.250
 800245847  CERRATO SALVATORE                CT       132,800.00    11.500    8.000
 800246068  KOMAR HENRY E                    PA        27,000.00    11.125    6.250
 800246142  BURK WHITNEY                     NJ       359,200.00     9.875    6.250
 800246423  REGA BERNARDINO                  PA        81,000.00    10.250    6.750
 800246431  DAVIS NORMAN                     NY       157,250.00    12.000    7.500
 800246464  TAURASO JR VINCENT S             NY        84,000.00    10.500    5.875
 800247165  CASTELLANOS JUAN 0               NY       133,500.00    11.250    7.500
 800247710  TSOULOGIANNIS JOSEPH             NY       200,000.00    12.125    8.500
 800247892  WESSON TIMOTHY W                 GA       117,000.00    10.425    6.800
 800248296  SCHEVELOFF SABRINA               NY       665,000.00    11.375    6.750
 800249054  CIRINCINO ANDREW                 NY        80,000.00    10.750    6.500
 800249120  SPANGLER KATHERNINE K            PA        32,800.00    10.000    5.500
 800249799  NADEAU GREGG                     CT        63,900.00    11.375    6.400
 800249864  COLURRA LEONARD                  NY       174,400.00     9.875    6.250
 800250474  BOBB WILLARD JOSEPH              DE       157,500.00    10.500    5.750
 800250557  WALIZER PATRICIA                 PA        44,800.00    12.875    7.500
 800251480  MEEKINS RACHEL                   NJ        24,000.00    12.750    7.000
 800251548  BIGAM SANDRA                     NY       163,000.00    10.500     6250

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800251902  ESPINAL CECILIA                  NY       225,250.00    13.500    8.500
 800252116  GALIA PETER                      PA        54,000.00    11.000    6.750
 800252165  EPLER FRANK R                    NC        83,725.00    11.125    6.250
 800252835  LAWSON JANIE                     NY       139,500.00    10.750    6.750
 800253387  MICHALEK ROBERT J                PA        85,030.00    10.875    7.250
 800253460  FLAMMIA JOSEPH                   PA       113,400.00    10.250    6.750
 800253627  FORD ROBERT C                    PA       200,000.00    12.500    8.500
 800253635  PARSLOE ROBERT J                 NJ       231,200.00    10.500    7.000
 800254021  KOHL ALEXANDER J                 PA       103,180.00    11.250    7.500
 800254088  KATTOUF GEORGE                   PA        89,080.00    12.250    8.500
 800254179  SALLADA GARY W                   PA        33,960.00    10.875    7.250
 800254724  ROJAS VICTOR                     PA       151,650.00     9.875    6.000
 800254757  GUIDITTA SR BRIAN J              CT       102,000.00    12.250    7.650
 800255101  SHERMAN RUTH E                   PA       128,000.00    11.625    8.250
 800256653  MCKEYTHON MARY E                 NY       242,250.00    10.750    6.500
 800257230  BARBOUNIS LEONIDAS G             PA       116,100.00    10.500    5.750
 800257370  GAYDIS BOB J                     PA        47,700.00     9.875    6.000
 800257867  GABRIEL RODNEY A                 NJ       109,225.00    12.000    7.500
 800257974  WILLIAMS DAVID E                 PA       162,000.00    10.000    6.750
 800258576  GRAY DEAN J                      PA        76,500.00     9.875    4.750
 800258766  MAY JR ROBERT L                  DE       100,800.00    12.875    7.500
--------------------------------------------------------------------------------------
ARM Loans Set to Close                             27,511,618.00    10.863    6.604
Total ARM Loans Not Yet Funded                     31,205,378.00    10.802    6.523

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
CLOSED NOT FUNDED
-----------------
 106146168  KALAVITY KAREN F                 CO        80,750.00    11.950    0.000
 106146954  BLACKBURN KELLY ROSS             AZ        17,400.00    12.800    0.000
 106147540  BOVEE LINDA M                    CO        27,888.00    13.000    0.000
 106148064  MCGILLIVRAY SEAN M               CA        48,000.00    14.300    0.000
 106148492  BARRETT JOANNE                   IN        46,100.00    10.525    0.000
 106148564  KLIPFEL FRANK E                  CO        35,000.00    12.750    0.000
 106148907  KEMP JACK M.                     KY        58,800.00     9.150    0.000
 106148941  WOOLLEY DONALD R                 AZ        16,000.00    12.900    0.000
 106149084  DANA JENNIFER A                  AZ        47,950.00    13.700    0.000
 106149098  MAY GENE A.                      OH        40,000.00    12.275    0.000
 106149185  ALBAUGH LELAND WARD              OR        45,700.00    13.200    0.000
 106149204  SINGH ASHUKOMAR                  NY        17,200.00    10.800    0.000
 106149313  YOUNG CHRIS D.                   OH        86,200.00     9.625    0.000
 106149612  HALBEDEL ROBIN R.                OH        32,200.00    12.525    0.000
 106149615  EDWARDS LARRY D.                 OH        46,000.00    12.530    0.000
 106149727  CHALONER MAVIS L.                MN        74,000.00    13.500    0.000
 106149738  IRWIN SYLVIA C.                  IL        74,200.00    13.000    0.000
 106149867  DAVIS DOROTHY B                  CO        19,550.00    12.400    0.000
 106149959  FEIGT JR ARTHUR L                CO        47,655.00    12.650    0.000
 106150097  KULP JEFFREY T                   CO        50,000.00    11.300    0.000
 106150121  KHAMO NAZAR                      IL        40,700.00    12.300    0.000
 106150124  HEIR SANDRAH S.                  MN        83,400.00     9.040    0.000
 106150227  SALVATORE NICHOLAS               OH        58,000.00    10.525    0.000
 106150389  POWELL KENNETH                   IL        44,200.00    12.000    0.000
 106150956  GALES MARGOTJ                    AZ        53,402.00    11.000    0.000
 106151047  DALTON PAUL F                    CO        39,000.00    11.050    0.000
 106151193  JOHNSON GREGGE K.                MN        51,000.00    10.050    0.000
 106151219  ROWAN RUBY                       OH        28,000.00    10.050    0.000
 106151287  BRANDT III EDWARD N              CO        61,000.00    12.850    0.000
 106151369  RYAN TROY LEE                    UT        33,259.00    13.250    0.000
 800192783  MACLEOD DONALD R                 MA        77,000.00    11.500    0.000
 800211781  MANN RODNEY                      GA        63,750.00    12.650    0.000
 800212094  ROSE ADRIAN C                    PA        38,700.00    11.400    0.000
 800212649  CARLSON ARTHUR WILLIAM           NJ        42,500.00    10.550    0.000
 800214900  BERGER NORMAN R                  PA        43,000.00    12.150    0.000
 800216970  YOUNG GLENN P                    PA        22,743.00    12.750    0.000
 800217713  WHITE MICHAEL E.                 FL        59,500.00    11.750    0.000
 800217952  TICE JOHN R                      PA        15,000.00    12.400    0.000
 800218273  LEZAMA ANSLEM                    NY       191,250.00    11.900    0.000
 800218752  FELDMAYER GREGORY                PA        10,000.00    14.000    0.000
 800220550  GIATTINO ROSARIO                 NY        21,200.00    11.550    0.000
 800221426  HALL FRANCES                     FL        52,500.00    10.750    0.000
 800224768  JOYNER GENEVA                    MD       154,700.00    10.500    0.000
 800226540  BRANT JAMES L                    FL        43,000.00    12.750    0.000
 800227779  HEAFNER RICHARD E                WA        29,500.00     9.900    0.000
 800229809  DUKES DANIEL DON                 FL        10,000.00    12.750    0.000
 800231367  CURRIER TIM                      OR        17,500.00    10.150    0.000
 800231623  UCHIMIYA JOHN                    WA        28,600.00     9.900    0.000
 800232340  HAUGHT JOSEPH L                  PA        47,000.00    10.300    0.000
 800232423  VERHAM RON                       CA        98,000.00    10.150    0.000
 800232555  CHRISTIE PHILIP J                FL        27,050.00    13.250    0.000
 800234619  STURM JAY E.                     MA        49,800.00    11.150    0.000
 800235145  PUCCI CARL                       MA        25,000.00    10.150    0.000
 800235293  WHITLOCK PERCY C                 OH        79,050.00    10.050    0.000
 800235350  GEORGE GEORGE                    PA        73,000.00    11.300    0.000
 800236770  WHITLOCK JR PERCY                OH        37,100.00     9.800    0.000
 800236796  WHITLOCK JR PERCY C              OH        28,000.00     9.800    0.000
 800237778  KUBIK STEPHEN M                  FL        51,300.00    10.600    0.000
 800238925  SEIDEL KONRAD                    FL        40,400.00    11.250    0.000
 800239683  SULLIVAN URSULA BENKERT          FL        50,700.00    10.500    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800243651  DAVIS LINDA M                    FL       159,750.00    10.750    0.000
 800243685  HOPPER PAULA J                   FL        29,500.00    11.800    0.000
 800244352  TRUESCHEL MARY E                 FL        10,000.00    10.950    0.000
 800247520  STALLONE JOHN                    WA        54,000.00    10.650    0.000
 800253999  LYNCH ANDREA M.                  MD        16,900.00    12.400    0.000
 800255739  EYE DAVID STEPHEN                FL        34,000.00    10.500    0.000
 800256141  POLIDORE BERNARD W               FL        22,500.00    12.650    0.000
--------------------------------------------------------------------------------------
Fixed Rate Loans Closed and not Funded              3,256,047.00    11.381    0.000

SET TO CLOSE
------------
 106144572  FARMER HILLARY                   NY       150,000.00    12.300    0.000
 106144987  BARNETT MICHAEL R                AZ        55,300.00    12.950    0.000
 106145072  WILLIAMSON STEVE G               ID        21,717.00    12.950    0.000
 106146450  NEUENSWANDER JOHN B              UT        43,052.00    13.100    0.000
 106146474  GANT EDWARD                      NV        59,300.00    13.700    0.000
 106146658  BARTEL KATHRYN S                 UT       102,500.00    13.000    0.000
 106147101  LOWEN IRVING B.                  MD        53,900.00     8.850    0.000
 106147227  BROWN BARBARA L                  CO        19,000.00    12.200    0.000
 106147479  CUPID WILTON                     NY       120,000.00    13.100    0.000
 106147499  FERRY CHARLES D.                 FL        43,500.00    10.275    0.000
 106147550  PERSAUD GANGA                    NJ       114,400.00    11.100    0.000
 106147591  JUGO MARIA                       IL        24,800.00    11.750    0.000
 106147797  MILLER MARK W                    CO        14,217.00    11.800    0.000
 106147855  ROSS MARY E                      UT        41,867.00    15.850    0.000
 106147873  NIEZGODA WALTER W.               IL        25,000.00    11.350    0.000
 106147914  ROBINSON TERRY F                 ID        58,400.00    10.400    0.000
 106147998  ORR JAMES S                      CO        20,469.00    15.350    0.000
 106148278  HARRIS GREGORY                   AZ        21,850.00    12.400    0.000
 106148388  LORENZ MICHAEL JOSEPH            NV        30,700.00    13.500    0.000
 106148398  MYATT DOROTHY                    IN        31,000.00     9.360    0.000
 106148401  GILLIAM ELLIS A.                 KY        16,000.00    12.975    0.000
 106148430  ENDERLE JANICE M                 WA        42,000.00    14.625    0.000
 106148494  DALY JAMES E.                    KY        86,500.00     9.400    0.000
 106148544  ALDERMAN ROBERT J                MN        32,959.00    12.750    0.000
 106148607  DONALDSON KEVIN WAYDE            CO        26,250.00    13.600    0.000
 106148618  HOFFMAN TAMARA K                 ID        20,000.00    12.550    0.000
 106148727  ODLE STACEY C                    UT       195,300.00    12.000    0.000
 106148769  PERSAUD KAMLAPATTIE              CT       567,000.00    11.600    0.000
 106148790  DAVENPORT EDWIN A                AZ        31,600.00    11.950    0.000
 106148791  WEST LARRY A                     CO        15,000.00    13.000    0.000
 106148806  MILLER JEREMY                    IL        20,900.00    10.600    0.000
 106148838  BIHL CLIFFORD R                  OR        22,000.00    11.550    0.000
 106148856  KHALIL JAMAL O                   CA        44,074.00    11.250    0.000
 106148895  WOODS JOSEPH P.                  KY        38,400.00    13.525    0.000
 106149148  WILLIAMS DANIEL D                WA        22,658.00    15.600    0.000
 106149176  TRABER THERESE A                 CO        38,944.00    12.750    0.000
 106149197  KOLISEK MIROSLAV J               AZ        16,362.00    11.500    0.000
 106149218  ALLEN JEFFREY M.                 IL        14,200.00    12.300    0.000
 106149240  BREUNICH SCOTT R                 CO        43,500.00    11.000    0.000
 106149250  WINDEB HOLDING CORP              NY       150,000.00    11.350    0.000
 106149254  HILLER SCOTT                     CA        45,000.00    13.450    0.000
 106149259  WHITE HARRISON GARY              CO        27,186.00    15.600    0.000
 106149264  LAGERSTEDT DOROTHY L             WA        16,200.00    12.450    0.000
 106149290  LINDMAN JANE                     MN        18,000.00    11.750    0.000
 106149312  HENRICH MARK                     MN        70,000.00    12.125    0.000
 106149375  KING KATHLYN                     AZ        14,700.00    13.000    0.000
 106149395  SETTERS SHIRLEY                  KY        82,600.00     9.130    0.000
 106149442  GROGAN JANICE J                  AZ        29,750.00    12.250    0.000
 106149445  KYLE LESLEE V                    WA       114,300.00    11.300    0.000
 106149446  CLARK WARREN J                   CO        48,548.00    12.000    0.000
 106149475  TEMPLE OF BLESSINGS COGIC INC    NY       420,000.00    12.800    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6122/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 106149477  CERCONE DONNA M                  CO        20,000.00    11.000    0.000
 106149481  WRIGHT JODY S                    UT        15,000.00    12.500    0.000
 106149496  VELSOR, JR. CURTIS F.            NY        34,000.00    12.990    0.000
 106149502  DYSERT RONALD W.                 OH        17,300.00    13.525    0.000
 106149507  HILL JAMES T.                    IN        32,400.00    11.525    0.000
 106149530  CARRILLO RICHARD E               OR        28,900.00    11.900    0.000
 106149541  CARTER EDWARD M                  WA        50,000.00    11.000    0.000
 106149611  WELCH ROBERT C.                  OH        16,200.00    12.025    0.000
 106149614  HALL CONRAD C.                   KY        49,800.00    10.925    0.000
 106149656  SMITH PHILLIP L                  WA        32,000.00    12.600    0.000
 106149670  STONE FRANK D                    CA        27,000.00    12.950    0.000
 106149708  ORTEGA ANGELA                    AZ        23,200.00    11.550    0.000
 106149709  RUIZ MARY H                      CO        38,000.00    11.550    0.000
 106149813  EODICE JR EDWARD W.              NJ       100,800.00    10.625    0.000
 106149857  WEST KIMBERLY L.                 MI        29,200.00    12.950    0.000
 106149880  ARMSTRONG BRIAN K                MN        17,273.00    11.800    0.000
 106149923  KHOURY LOLA M.                   OH        38,300.00    13.990    0.000
 106149975  STRAUB MICHAEL ALAN              CO        19,918.00    12.050    0.000
 106150010  MCDONALD ARETHA Y                NY        29,200.00    14.125    0.000
 106150014  ANDERSON KIM L.                  IL       108,000.00    10.300    0.000
 106150016  TAYLOR BARBARA                   IL        19,500.00     9.650    0.000
 106150019  GRAY MARY J.                     KY        55,200.00    13.025    0.000
 106150051  MEINKE RANDALL L.                WI        46,100.00    11.050    0.000
 106150076  YOO CHANG YOUNG                  UT        52,000.00    12.250    0.000
 106150079  CARNS GLEN                       AZ        17,500.00    12.650    0.000
 106150087  ADAMS PERKINS CAROLYN KAY        WA        67,000.00    11.550    0.000
 106150103  PAGE B SAM                       UT       132,800.00    10.300    0.000
 106150127  GARCIA VICTOR                    OH        45,000.00    12.525    0.000
 106150143  PRIMM JUADENA ONYEMA             OH        35,700.00    12.000    0.000
 106150150  ELABED HARBI                     MI       108,000.00    11.500    0.000
 106150169  O'HAYRE PAUL B                   CO        18,417.00    13.350    0.000
 106150189  WIXOM BRAD D                     UT        99,740.00    10.900    0.000
 106150223  SYKES MAXINE C.                  KY        32,200.00    12.125    0.000
 106150228  SALVATORE NICHOLAS               OH        32,900.00    10.875    0.000
 106150235  MADDEN KAREN R.                  OH        64,000.00     9.110    0.000
 106150238  DAVIDOVITZ HOWARD                IL        62,500.00    13.350    0.000
 106150291  ROMERO CARY J                    CO        23,000.00    14.250    0.000
 106150317  PEARSON FRED                     OR        25,000.00    11.800    0.000
 106150343  WALKER JAMES A                   MN        75,000.00    14.250    0.000
 106150348  CLARKE RAQUEL                    NY       119,000.00    11.990    0.000
 106150352  DARLING DARRELL LAMONT           UT        28,248.00    10.600    0.000
 106150455  LANGE-MCCAULEY SUSAN C           CO        35,000.00    10.300    0.000
 106150476  VOLKMAN JULIA                    IN        16,600.00    14.250    0.000
 106150504  KUTCH ROBERT J.                  NY        49,600.00    11.990    0.000
 106150590  MILES CRAIG J                    UT       111,800.00    10.900    0.000
 106150706  BERUMAN MARK A                   AZ        12,700.00    14.250    0.000
 106150774  ZAHNER PHYLLIS B                 CA        39,000.00    12.450    0.000
 106150793  ALEXANDER MARK                   UT        29,500.00    12.250    0.000
 106151068  BARTON RONALD N                  CO        42,021.00    11.300    0.000
 106151148  KROB JAMES A                     AZ        25,000.00    12.750    0.000
 106151292  SANCHOTENA ALBERT                ID        22,900.00    12.100    0.000
 106151366  SAENZ FRANK E                    CO        26,000.00    12.250    0.000
 106151372  BAILEY LEE L                     UT        26,300.00    13.000    0.000
 106151382  HOPKINS DAVID C                  WA        44,000.00    10.750    0.000
 106151606  GRANADOS RONALD                  IN        14,500.00    12.050    0.000
 800149577  RIVERA JOSE H                    FL        40,500.00    10.150    0.000
 800150963  WHITE KELLY C                    NY       164,700.00    12.500    0.000
 800151284  GHALY FAYEZA                     CT        14,500.00    11.800    0.000
 800154478  GRAVES ROBERT                    PA        30,100.00    11.950    0.000
 800159055  BAJROVIC ALIM                    NY        77,900.00    10.900    0.000
 800160020  KIRK TINA L                      NJ        30,000.00    12.210    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800174971  CZIPULIS ROBERT                  GA       106,400.00    10.990    0.000
 800175325  CASTRO JOSE                      FL        50,700.00    11.500    0.000
 800175614  TASSI LINDA KESNER-              FL        68,400.00    11.550    0.000
 800176158  BEJARANO MARY L                  NY       163,200.00    13.450    0.000
 800176638  DESTIN MAURICE                   MA       113,050.00    13.300    0.000
 800178428  WISDOM LIDDON                    NY        26,000.00    13.650    0.000
 800178568  PLUMMER RICHARD B                MD        45,000.00    14.800    0.000
 800180002  DISHAW RAYMOND J                 FL        40,500.00    13.300    0.000
 800180465  GUERRIERO ALYCE L                NJ       175,000.00    11.300    0.000
 800180499  GALLELLI ALDO                    NJ        97,000.00    11.350    0.000
 800180507  PADULA CRISTOFORO                PA        44,400.00    11.750    0.000
 800182909  SHEFSKY LYNN                     PA        47,600.00    12.650    0.000
 800185050  SMALLS MARY L                    FL        44,000.00    13.750    0.000
 800187056  BILLINGSLEY DEAN B               NY        55,000.00    11.100    0.000
 800187411  HARRIS MARY                      FL        81,000.00    12.650    0.000
 800187668  LISS SHARON L                    FL        55,000.00    12.500    0.000
 800188104  BURSON CLAUDE B                  NY        40,000.00    12.250    0.000
 800189318  GEIGER JOHN                      FL        55,000.00    12.650    0.000
 800189888  BERMAN NICKY                     FL        97,500.00    12.650    0.000
 800189953  LEOPOLD JEFF                     FL        23,000.00    12.650    0.000
 800190688  SALIK LAKGRAM                    NY        16,315.00    14.550    0.000
 800191272  ROBIDOUX GEORGE A                FL        31,900.00    12.650    0.000
 800191405  AVILA ARMANDO                    NY       184,000.00    12.190    0.000
 800191553  GENNITTI JOSEPH A                FL        37,954.00    12.250    0.000
 800192460  CLARK VALERIE                    MD        27,000.00    13.250    0.000
 800194029  RIDGEL VICTOR W                  FL        60,000.00    13.100    0.000
 800195042  STRITTMATTER KURT J              NJ        20,336.00    13.400    0.000
 800195299  DEL GIORNO RAY                   FL        94,500.00    11.550    0.000
 800196248  STAFFORD TERRY                   GA        24,660.00    14.050    0.000
 800196834  HALL ALEXANDER DENISE M          PA        22,320.00    12.700    0.000
 800196891  SMITH III JAMES A                VA        20,000.00    11.990    0.000
 800197246  KISH RICHARD A                   PA        28,275.00    13.300    0.000
 800197634  KERNS PATRICK L                  FL        40,000.00    14.000    0.000
 800197725  RAMKISSOON KENNETH E             NY        17,200.00    13.550    0.000
 800198822  SUAREZ MARCOS                    MA        52,400.00    11.300    0.000
 800199192  CHANDLER ARNOLD                  DE        25,500.00    12.750    0.000
 800200578  HARRISON KENNETH R               PA        82,601.00    12.050    0.000
 800200644  CRUZ NALMO                       FL        59,500.00    10.800    0.000
 800200693  MONTUNET THELEMAQUE              FL        19,000.00    14.250    0.000
 800201089  DELIA DIANE                      NY        50,000.00    12.500    0.000
 800201840  FRYE RETA                        NC        34,000.00    11.700    0.000
 800202376  MACHOL KATHRYN K                 FL        51,000.00    12.150    0.000
 800202657  CLEMMINGS EVERTON                NY       119,000.00    12.950    0.000
 800203697  SIZEMORE CYNTHIA K               FL        93,600.00    11.550    0.000
 800204364  KEANE CHRISTOPHER J              MA        34,500.00    12.750    0.000
 800205494  SAUVE MICHAEL D                  NY        40,000.00    10.400    0.000
 800206229  WHITTAKER DORIS L                NJ       100,000.00    12.450    0.000
 800206237  STOSSEL WILLLIAM J               FL        36,750.00    11.550    0.000
 800206450  FRANTZ PHILLIP A                 PA        21,149.00    11.800    0.000
 800206484  FLOURNOY DARYL D                 FL        50,000.00    11.250    0.000
 800206815  BARTELS DONALD E                 FL        45,900.00    11.550    0.000
 800206906  DIAMON JR WILLIAM J              FL        72,000.00     9.875    0.000
 800207680  SCHMITT ROBERT                   NY       209,420.50    10.850    0.000
 800207714  SINGH SOORAT                     NY        20,170.00    12.300    0.000
 800208670  RENO DONALD B                    UT        39,300.00    10.800    0.000
 800209207  HARRINGTON ELAINE                NY        24,000.00    14.950    0.000
 800209264  THOMAS VIRGINIA                  FL        35,750.00    14.050    0.000
 800209785  PAUL SR CLYDE W                  PA        65,200.00    11.050    0.000
 800210486  YARKO GARY M                     PA        91,800.00    12.700    0.000
 800210601  SEARLES JOHN S                   FL        30,800.00     9.990    0.000
 800210742  SHIN TAE                         NY       100,000.00    13.750    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800210775  CHRISTIE EMMA                    PA        10,815.00    14.800    0.000
 800211492  TOLEDO EDGAR                     NY       151,300.00    13.200    0.000
 800212581  MERCHAN GERARDO                  NY        90,100.00    12.250    0.000
 800212599  ADAWI MUSTAFA                    NJ        71,200.00    13.500    0.000
 800213480  BUSSIERE WILLIAM                 NJ        34,850.00    13.990    0.000
 800213746  MALIA FRANK C                    PA        55,000.00    10.900    0.000
 800213886  BAUMGAROT KENNETH                PA        19,840.00    12.500    0.000
 800214405  CLEVELAND ROBERT                 GA        91,800.00    13.740    0.000
 800214801  BERNARD JR ARTHUR J              FL        20,250.00    12.850    0.000
 800215014  MCKENNA JAMES                    MA        24,200.00    13.000    0.000
 800215634  MOTLEY ERVIN                     NY        95,400.00    11.300    0.000
 800215675  MULLINS RENELDA                  PA        26,600.00    12.250    0.000
 800215709  FUNG-A-LING LESLIE               NY        25,000.00    11.800    0.000
 800216343  STRIANO RICHARD                  NY        20,800.00    14.500    0.000
 800216376  PATTERSON MARJORIE R             FL        45,900.00    12.300    0.000
 800217176  LOMBARD DANIEL C                 FL        34,850.00    12.650    0.000
 800217416  MARTIN JR CHARLES R              FL        26,000.00    14.250    0.000
 800217630  ALLEN BRAD                       PA        74,583.00    13.500    0.000
 800217655  STAFFORD CHARLES                 GA       237,000.00    10.550    0.000
 800218067  BUTLER FLOYD A                   PA        18,500.00    12.650    0.000
 800218828  SALCEDO REMEDIOS                 NC        60,000.00     9.650    0.000
 800218976  MERRITT LAVERNE C                FL        59,500.00    12.650    0.000
 800219107  WEEMS PEARLIE M                  FL        33,600.00     9.650    0.000
 800219313  VAZQUEZ LETICIA                  NY       210,000.00     9.650    0.000
 800219487  LEE DAVID U                      MD        60,000.00    10.500    0.000
 800219792  GOODWIN RICHARD                  CT        43,931.00    12.990    0.000
 800220394  WEAVER DAVID L.                  PA        63,000.00    10.650    0.000
 800221384  BAKER STEPHEN J                  FL        69,000.00    11.900    0.000
 800222010  PRESTIFILIPPO JOSEPH P           NJ        13,000.00    11.500    0.000
 800222051  COLEMAN BERNICE W                MD        37,360.00    10.850    0.000
 800222325  RAISIAN RUBY L                   OH        51,850.00    12.250    0.000
 800222499  DEHNER JOYCE L                   KY        41,600.00    13.750    0.000
 500222846  HYATT LANCE H                    MD        38,000.00    12.500    0.000
 800223182  DEIHL BRIAN K                    PA        27,100.00    11.650    0.000
 800223778  BOMBARA ROBIN                    NY        25,000.00    12.100    0.000
 800223869  KRYZAK KEVIN                     NY        19,000.00    11.990    0.000
 800224040  SLIVKA JR STEPHEN                PA        91,800.00    10.650    0.000
 800224156  BRISTOW TERRY V                  OR        44,879.00    13.500    0.000
 800224743  CUFFARO PETER P                  NY        86,200.00    12.500    0.000
 800225021  TRIPP HARRY R                    FL        13,000.00    12.150    0.000
 800225385  TUCKER JR TOMMY N                FL        42,300.00    11.600    0.000
 800225393  THOMAS FREDERICK E               NY        99,000.00    12.500    0.000
 800225484  ROBERTS LEE                      SC        34,700.00    16.500    0.000
 800226185  BAYYAT MARSHA K.                 NC       108,897.00    10.750    0.000
 800226532  NELSON KEVIN EUGENE              NC       123,500.00    10.050    0.000
 800226698  BALTES ROBERT G                  OR        13,800.00     9.400    0.000
 800226904  CREMARD THERESA L                PA        90,000.00    13.500    0.000
 800227423  ROSENHEIM STEVEN L.              MD        41,700.00    12.050    0.000
 800227464  ALFORD DAVID L                   NJ        79,920.00    14.700    0.000
 800227472  SETTLE ROBERT F                  OR        17,850.00    13.750    0.000
 800227621  POWELL APRIL R                   SC        32,000.00    14.000    0.000
 800228447  LEE WON K                        VA        36,000.00    11.500    0.000
 800228611  FULLER DAVID                     MD        29,585.00    12.350    0.000
 800228686  TAYLOR PAUL RANDALL              GA       123,250.00    13.500    0.000
 800230161  DAILEY ROBERT                    PA        24,196.00    11.400    0.000
 800230237  HENNESSEY DEREK                  NY        60,000.00    12.500    0.000
 800230278  AMORUSO JR FRANK J               NY        25,000.00    11.250    0.000
 800231532  SHAMAILOV MICHAEL                NY        50,000.00    12.450    0.000
 800231722  FRENCH WAYNE D                   FL        26,250.00    11.800    0.000
 800231730  SCORDIANOS GEORGE                NY        45,000.00    10.990    0.000
 800231813  ALLEYNE CUTHBERT A               NY       314,500.00    10.500    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6122197

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800231862  ROMMEL SR STEVE K                OR        17,366.00    11.400    0.000
 800232373  GONZALEZ FAYE M                  PA        27,000.00    11.250    0.000
 800232456  DAVIS JAMES SCOTT                PA        38,000.00    11.500    0.000
 800232977  PARKS JR JESSE F                 GA        97,600.00    11.550    0.000
 800232985  CARLIN PATRICIA M                NJ        75,000.00    12.700    0.000
 800233009  BLAZIER GUY E                    FL        66,500.00    10.600    0.000
 800233215  ELLIOT JACK                      FL        60,000.00    11.000    0.000
 800233819  RAGHOONAN KRISHNA                CT        26,030.00    12.650    0.000
 800233934  HORNE DERICK S                   PA        81,000.00    10.850    0.000
 800234403  YATES LEANN                      FL        12,175.00    12.750    0.000
 800234718  HARMON RANDALL A                 OR        40,800.00    10.150    0.000
 800234833  HOEHL RONALD C                   NJ        74,000.00    10.400    0.000
 800234940  ANGUS DAVID G                    NY       200,000.00    11.700    0.000
 800236010  WRIGHT JOHN MACK                 FL        22,500.00    14.200    0.000
 800236549  BYRNES CLIFFORD NEIL             SC       128,000.00    10.500    0.000
 800236739  OH SUNG CHAN                     NY        60,000.00    15.550    0.000
 800237646  KENNEDY LORENZO                  SC        35,100.00    11.990    0.000
 800237745  THOMPSON ROY C                   FL        64,500.00    10.050    0.000
 800238214  KETNER BILLY IRA                 NC        75,440.00     9.750    0.000
 800238230  WILBER RICHARD F                 CT        78,000.00    11.000    0.000
 800238495  JONES MARY                       NJ        29,000.00    12.500    0.000
 800238966  MENGHI PATRICIA S                NC        65,150.00     9.400    0.000
 800239469  DANIELS GLORIA D                 CA        57,200.00    11.500    0.000
 800240061  BURKE SEAN P                     NJ        30,000.00    10.550    0.000
 800240103  PEREZ RANDALL G                  GA        28,000.00    10.750    0.000
 800240236  MELIUS CHARLES D                 CT        50,000.00    12.000    0.000
 800240301  SIMENSON GARY N                  NY        40,000.00    11.900    0.000
 800240715  ROMANO CHARLES A                 PA        17,181.00    12.250    0.000
 800240954  WOMICK KENNETH J B               PA        42,500.00    12.050    0.000
 800241507  BESS CHERRYE Y                   FL        35,000.00    10.600    0.000
 800241820  BOSWELL ERIC                     RI        91,500.00    10.650    0.000
 800242521  DANIEL FREDERICK                 NY        42,000.00    10.550    0.000
 800242794  UBABUKOH KINGSLEY OBI            NC        72,600.00    12.750    0.000
 800243032  MATTHEWS SCOTT H                 GA        49,000.00    10.300    0.000
 800243065  SZCZYPINSKI STANISLAW            FL        33,000.00    11.000    0.000
 800243131  COHEN EILEEN                     NY       200,000.00    12.050    0.000
 800243396  SMITH DARRYL K.                  MD        31,000.00    12.500    0.000
 800243909  CHATT MARGO SERITA               MD        46,700.00    13.000    0.000
 800244071  LAZAR GREG                       NJ        41,900.00    12.250    0.000
 800244196  JANNICELLI NICHOLAS J            NJ        55,250.00    11.950    0.000
 800244402  SCHASSLER DAVID J                NY       150,000.00    11.250    0.000
 800244444  HOMEN WALTER J                   OR        74,700.00    12.150    0.000
 800244501  BROTHERTON BENJAMIN              SC        47,200.00    13.250    0.000
 800244568  BELANGER EDWARD                  CT        63,600.00    12.600    0.000
 800244790  RIOS JAN                         NY        50,000.00     9.550    0.000
 800244980  SMITH ANN MARIE                  FL        44,800.00    11.600    0.000
 800245011  PFISTER JOHN J                   SC       115,600.00    13.250    0.000
 800245888  NIEVES FRANCISCO                 FL        20,000.00    12.500    0.000
 800245995  SPERO RICHARD                    NY       270,300.00    12.800    0.000
 800246332  TRENT SANDRA                     NY        48,000.00     9.650    0.000
 800246407  GAFFAN ALAN                      CT        80,000.00    14.450    0.000
 800246449  FURBOTER DANIEL J                NY        33,400.00    12.050    0.000
 800246662  GILBERT JAYME                    PA        19,695.00    11.100    0.000
 800247751  REYES EDDIE                      NY        50,400.00    11.800    0.000
 800248668  GREY SR. WALTER J.               FL        48,000.00    13.250    0.000
 800249278  ARNOLD BRADLEY L                 PA        31,000.00     8.850    0.000
 800249724  POWELL DELORICE                  VA       117,000.00    10.500    0.000
 800250797  DESALVO JOSEPH J                 NY        42,500.00    12.750    0.000
 800251837  CARBAJAL VICTOR H                VA       123,690.00    12.500    0.000
 800252207  SCHOCH III ROBERT C              OH        58,000.00    11.250    0.000
 800252843  ALICCHIO GLEN                    NJ       110,500.00    12.300    0.000

                            ALLIANCE FUNDING COMPANY
                         A division of Superior Bank FSB
           Loans Funded and Available for Sale to 1997-2 as of 6/22/97

                                                        Current      Note
Account     Name                             St        Principal     NRate   Margin
--------------------------------------------------------------------------------------
 800253361  TILLMAN LORINE                   NY       165,750.00    12.950    0.000
 800255291  MEYERSON JAY                     NY       160,000.00     9.900    0.000
 800255374  WILLOUGHBY JANICE C              MD        14,745.00    12.400    0.000
 800255663  KACSUR MICHAEL                   PA        65,450.00    12.950    0.000
 800258170  DEANGELO LINDA                   FL        10,000.00    11.150    0.000
--------------------------------------------------------------------------------------
Fixed Rate Loans Set to Close                      17,803,948.50    11.911    0.000
Total Fixed Rate Loans Not Yet Funded              21,059,995.50    11.829    0.000
Total Loans Not Yet Funded                         52,265,373.50    11.216

                                    EXHIBIT S

                    MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT

                                    EXHIBIT T

           SUBSEQUENT TRANSFER INSTRUMENT FOR [SUB-POOL 1][SUB-POOL 2]

     Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 199__, between Superior Bank FSB, as seller (the "Depositor"), and LaSalle National Bank, as Trustee of the AFC Mortgage Loan Asset Backed Certificates, Series 1997-2, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of June 1, 1997, among Superior Bank FSB, as Depositor, Lee Servicing Company, a Division of Superior Bank FSB, as Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

     Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

     Section 1. Conveyance of Subsequent Mortgage Loans.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to
Section 12.12 of the Pooling and Servicing Agreement, to the Custodian each item set forth in Section 2.04 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

         (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Depositor.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. Representations and Warranties; Conditions Precedent.

     (a) The Depositor hereby affirms the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable,
Section 2.10(c) or Section 2.10(d), of the Pooling and Servicing Agreement are satisfied as of the date hereof.

     (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Section 3. Recordation of Instrument.

     To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the related Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 4. Governing Law.

     This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 5. Counterparts.

     This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 6. Successors and Assigns.

     This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.



                                          SUPERIOR BANK FSB


                                          By:
                                              ---------------------------------
                                              Name:
                                              Title:




                                          AFC MORTGAGE LOAN ASSET
                                          BACKED CERTIFICATES, SERIES 1997-2


                                          By: LASALLE NATIONAL BANK,
                                                as Trustee


                                          By:
                                              ----------------------------------
                                              Name:
                                              Title:

Attachments
-----------
     A.       Additional terms of the sale.
     B.       Schedule of Subsequent Mortgage Loans.
     C.       Opinions of Depositor's counsel (bankruptcy, corporate).
     D.       Depositor's Officer's certificate.
     E.       Trustee's Certificate.
     F.       Opinion of Trustee's Counsel.

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR SUB-POOL 1

                                  Series 1997-2
                                 ________, 199__

A.

    1.   Subsequent Cut-off Date:
    1.   Pricing Date:
    2.   Subsequent Transfer Date:
    3.   Aggregate Principal Balance of the Subsequent Mortgage
         Loans as of the Subsequent Cut-off Date:
    4.   Purchase Price:                                            100.00%

B.

    As to all the Subsequent Mortgage Loans the subject of this Instrument:

    1.   Longest stated term to maturity:                           _____ months
    2.   Lowest Mortgage Rate:                                      _____ %
    3.   Greatest Combined Loan-to-Value Ratio:                     _____ %
         [As to the final transfer of Subsequent Mortgage Loans:]
    4.   WAC of all Mortgage Loans:                                 _____ %
    5.   WAM of all Mortgage Loans:                                 _____ %
    6.   Weighted average CLTV:                                     _____ %
    7.   Balloon Mortgage Loans:                                    _____ %
    8.   Largest Principal Balance:                            $ ________
    9.   Non-owner occupied Mortgaged Properties:                   _____ %
   10.   Maximum California zip code concentration:                 _____ %
   11.   Condominiums:                                              _____ %
   12.   Single-family:                                             _____ %
   13.   Weighted average term since origination:                   _____ months
   14.   [July/August/September] first payment date:                _____ %

           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1997-2 ATTACHMENT A TO SUBSEQUENT TRANSFER INSTRUMENT FOR SUB-POOL 2

                                  Series 1997-2
                                 ________, 199__

A.

    1.   Subsequent Cut-off Date:
    1.   Pricing Date:
    2.   Subsequent Transfer Date:
    3.   Aggregate Principal Balance of the Subsequent Mortgage
         Loans as of the Subsequent Cut-off Date:
    4.   Purchase Price:                                            100.00%

B.

    As to all the Subsequent Mortgage Loans the subject of this Instrument:

    1.   Longest stated term to maturity:                           _____ months
    2.   Minimum Mortgage Rate:                                     _____ %
    3.   Maximum Mortgage Rate:                                     _____ %
    4.   WAC of all Mortgage Loans:                                 _____ %
    5.   WAM of all Mortgage Loans:                                 _____ %
    6.   Balloon Mortgage Loans:                                    _____ %
    7.   Largest Principal Balance:                             $________
    8.   Non-owner occupied Mortgaged Properties:                   _____ %
    9.   Maximum zip code concentration:                            _____ %
   10.   Condominiums:                                              _____ %
   11.   Single-family:                                             _____ %
   12.   Weighted average term since origination:                   _____ months
   13.   [July/August/September] first payment date:                _____ %

                                    EXHIBIT U

                             FORM OF ADDITION NOTICE

                                                         [Date]

[Trustee]

___________________

___________________


     Re: Pooling and Servicing Agreement, dated as of June 1, 1997 (the "Pooling and Servicing Agreement"), between [Depositor] [Trustee] and [Servicer], relating to AFC Mortgage Loan Asset Backed Certificates, Series 1997-2
          -------------------------------------------------------------


Ladies and Gentlemen:

     Pursuant to Section 2.10 of the Pooling and Servicing Agreement, [Depositor] has designated Subsequent Mortgage Loans to be sold to the Trust Fund on ____________, 199__, with an aggregate principal balance of $______________. Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.


                                          Very truly yours,

                                          [DEPOSITOR]


                                          By:
                                              ----------------------------------
                                              Name:   _____________________
                                              Title:  _____________________


ACKNOWLEDGED AND AGREED:

[Trustee]


By:
    --------------------------------
    Name:  _____________________
    Title: _____________________
    Date:  _____________________

                                    EXHIBIT V

                              OFFICER'S CERTIFICATE


     I, _______________________ hereby certify that I am the duly elected ______________ of Superior Bank FSB, a federally chartered stock savings bank (the "Depositor"), and further, to the best of my knowledge and after due inquiry, as follows:

          Each condition precedent specified in Section 2.10(b) and [Section 2.10(c) for Sub-Pool 1 Mortgage Loans] [Section 2.10(d) for Sub-Pool 2 Mortgage Loans] of the Pooling and Servicing Agreement, dated as of June 1, 1997, among the Depositor, Lee Servicing Company, a division of Superior Bank FSB, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement") and each condition precedent specified in the Subsequent Transfer Instrument has been satisfied by the Depositor.

     Capitalized terms not otherwise defined herein have the meanings set forth in the Pooling and Servicing Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name.


Dated: _________ __, 199__                By:
                                              ---------------------------------
                                              Name:
                                              Title:

                                    EXHIBIT W

                      FORM OF AGREEMENT OF APPOINTMENT AND
                         ACCEPTANCE OF SEPARATE TRUSTEE

     This AGREEMENT OF APPOINTMENT AND ACCEPTANCE OF SEPARATE TRUSTEE (the "Agreement") is dated as of the ____ day of _________, _____, by and among SUPERIOR BANK FSB, as Depositor (the "Company"), LEE SERVICING COMPANY, A DIVISION OF SUPERIOR BANK FSB, as Servicer (the "Servicer"), LaSalle National Bank, as Trustee (the "Trustee"), and ______________, as Separate Trustee (the "Separate Trustee").

                                    RECITALS

     A. The Company, the Servicer and the Trustee have entered into that certain Pooling and Servicing Agreement dated as of June 1, 1997 (as amended, supplemented or modified from time to time, the "Pooling Agreement") relating to the AFC Mortgage Loan Asset Backed Certificates, Series 1997-2 (the "Trust").

     B. Pursuant to the terms and conditions of the Pooling Agreement, the Company will assign and deliver to the Trustee certain home equity loans and the mortgages related thereto comprising part of the Trust Fund (as defined in the Pooling Agreement).

     C. Pursuant to the terms and conditions of the Pooling Agreement, the Trustee shall act as trustee for, and on behalf and for the benefit of, the Certificateholders (as defined in the Pooling Agreement).

     D. The laws of the State of New Jersey prohibit the transfer of second mortgage loans originated in New Jersey except to certain transferees, which transferees would not include the Trustee but would include a national banking association having its principal office in the State of New Jersey, such as the Separate Trustee.

     E. In order to permit the Company to transfer to the Trust Fund certain second mortgage loans originated in the State of New Jersey, the parties hereto intend to appoint, pursuant to Section 12.10 of the Pooling Agreement, the Separate Trustee, who, as a separate trustee with and on behalf of the Trustee under the Pooling Agreement, will be the assignee of the mortgage assignments executed and to be recorded in the State of New Jersey in connection with the formation of the Trust Fund (the "Assignments"), and the Separate Trustee is so named in the Pooling Agreement and in the Assignments, for the limited purpose of satisfying said New Jersey state law requirements and consequently exercising such duties and functions as may be prescribed herein and under the Pooling Agreement.

     NOW, THEREFORE, the Company, the Trustee and the Separate Trustee do hereby agree as follows:

     1. Appointment of the Separate Trustee; Acceptance of Appointment. To the extent that the Trust Fund consists of home equity loans secured by mortgages relating to real estate located in the State of New Jersey ("New Jersey Home Equity Loans"), the Company and the Trustee hereby appoint the Separate Trustee, as of the date hereof, as separate trustee under the Pooling Agreement, of that part of the Trust Fund consisting of the New Jersey Home Equity Loans and the Separate Trustee is hereby vested with legal title to the New Jersey Home Equity Loans, as of such date, to the extent required by New Jersey law, the power of the Separate Trustee to be exercised subject to the provisions of this Agreement and Section 12.10 of the Pooling Agreement.

     The Separate Trustee hereby acknowledges that its principal office is located in the State of New Jersey, accepts the foregoing appointment and agrees to act as separate trustee with the Trustee, its successors and assigns under the Pooling Agreement and the Assignments, and to exercise its duties as separate trustee, in and only in the event of a written request by the Trustee.

     2. Limited Scope of Appointment and Duties. The Separate Trustee shall act as separate trustee under the Pooling Agreement and the Assignments only upon, and to the extent of, written instructions from the Trustee and no other party. The Separate Trustee shall not be required to take, nor shall it be responsible for taking, any action as separate trustee under the Pooling Agreement or the Assignments unless it has received such written instructions from the Trustee.

     The Separate Trustee shall owe no duty as separate trustee under the Pooling Agreement and the Assignments to any party other than the Trustee and the Certificateholders. The Trustee shall consult with the Separate Trustee with respect to decisions deemed by the Trustee to be significant to be made with respect to the exercise of any powers to be exercised by the Separate Trustee and, upon request of the Separate Trustee, will provide the Separate Trustee with copies of all notices and other documents pursuant to which it exercises its duties as the Trustee.

     Any provision of this Agreement or the Pooling Agreement or the Assignments to the contrary notwithstanding, the Separate Trustee shall have no power to act in any manner inconsistent with the terms of the Pooling Agreement with respect to, or to vary the investment in, the trust created hereby.

     3. Appointment of the Trustee as Attorney-in-Fact. Wherever and to the fullest extent permitted by law, the Separate Trustee hereby irrevocably appoints the Trustee as its agent and Attorney-in-Fact for the purpose of executing any and all documents which the Separate Trustee may be required, as separate trustee under the Pooling Agreement and the Assignments, to execute; provided, however, that nothing in this Agreement shall be deemed an admission that the Separate Trustee is required to execute any of such documents in its capacity as separate trustee under the Pooling Agreement and the Assignments.

     4. Notices. Notices and instructions under this Agreement shall be deemed given under this Agreement when sent by overnight courier or when mailed by Certified Mail, Return Receipt Requested, to the parties at their addresses provided below or at such other addresses as the parties may direct:

          If to the Trustee:
          ------------------
               LaSalle National Bank
               135 S. LaSalle Street, Suite 200
               Chicago, Illinois, 60674-4107
               Attention: Asset-Backed Securities
                          Trust Services Department - AFC 1996-4

                                   ----------

          If to the Separate Trustee:
          ---------------------------

               ____________________________

               ____________________________

               ____________________________

              (with copy to the Trustee)


          If to the Company:
          -------------------
               Superior Bank FSB
               One Lincoln Centre
               Oakbrook Terrace, Illinois 60181
               Attention: Mr. William C. Bracken
                            Senior Vice President and
                            Chief Financial Officer


          If to the Servicer:
          -------------------
               Lee Servicing Company, a division
               of Superior Bank FSB
               One Lincoln Centre
               Oakbrook Terrace, Illinois 60181
               Attention: Mr. William C. Bracken
                            Senior Vice President and
                            Chief Financial Officer

     5. Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     6. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counter parts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the Company, the Servicer, the Trustee and the Separate Trustee hereby execute this Agreement as of the date first set forth above.


                                     COMPANY:

                                        SUPERIOR BANK FSB


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                     TRUSTEE:

                                        LASALLE NATIONAL BANK, as Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                     SEPARATE TRUSTEE:

                                        ___________________, as Separate Trustee


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                                     SERVICER:

                                        LEE SERVICING COMPANY, a
                                        division of Superior Bank FSB


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title: